As Filed with the Securities and Exchange Commission on August 12, 2009
REGISTRATION NO. 333-83362
811-05846

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 25

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 95

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
(Exact Name of Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Name of Depositor)

One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (781) 237-6030

Sandra M. DaDalt, Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park, SC 1335
Wellesley Hills, Massachusetts 02481
(Name and Address of Agent for Service)

Copies of Communications to:
Thomas C. Lauerman, Esq.
Jorden Burt LLP
1025 Thomas Jefferson Street, N.W.
Suite 400 East
Washington, D.C. 20007-0805

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☐ on (date) pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☑ on August 17, 2009 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

AUGUST 17, 2009
SUN LIFE FINANCIAL MASTERS® EXTRA PROSPECTUS

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals. This Contract offers bonus credits on Purchase Payments and the costs of this Contract may be higher than the costs of Contracts that do not offer bonus credits. The amount of interest credited on this Contract may be more than offset by the higher charges associated with the interest credited.

You may choose among a number of variable investment options and, when available, fixed interest options. Currently no fixed interest options are available other than those included in our dollar-cost averaging program. (See “Other Programs.”) The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the “Funds”):

Large-Cap Equity Funds	International/Global Small/Mid-Cap Equity Funds
Columbia Marsico 21st Century Fund, Variable Series -	First Eagle Overseas Variable Fund
B Class	Emerging Markets Equity Funds
Columbia Marsico Growth Fund, Variable Series - B Class	Lazard Retirement Emerging Markets Equity Portfolio,
Fidelity® Variable Insurance Products Fund Contrafund®	Service Class
Portfolio - Service Class 2	MFS® Emerging Markets Equity Portfolio - S Class
Huntington VA Dividend Capture Fund	Specialty Sector Equity Funds
Huntington VA Growth Fund	MFS® Utilities Portfolio - S Class
Huntington VA Income Equity Fund	Specialty Sector Commodity Funds
Huntington VA Macro 100 Fund	Huntington VA Real Strategies Fund
Lord Abbett Series Fund All Value Portfolio - Class VC	PIMCO CommodityRealReturnTM Strategy
MFS® Core Equity Portfolio - S Class	Portfolio - Admin. Class
MFS® Value Portfolio - S Class	Real Estate Equity Funds
Mutual Shares Securities Fund - Class 2	Sun Capital Global Real Estate Fund - S Class
Oppenheimer Capital Appreciation Fund/VA -	Asset Allocation Funds
Service Shares	AllianceBernstein Balanced Wealth Strategy
SCSM Davis Venture Value Fund - S Class	Portfolio, Class B
SCSM WMC Large Cap Growth Fund - S Class	BlackRock Global Allocation V.I. Fund - Class III
SCSM Lord Abbett Growth & Income Fund - S Class	Fidelity® Variable Insurance Products Balanced
SCSM Oppenheimer Large Cap Core Fund - S Class	Portfolio - Service Class 2
Van Kampen Life Investment Trust Comstock Portfolio	Franklin Income Securities Fund - Class 2
Class II	Huntington VA Balanced Fund
Mid-Cap Equity Funds	MFS® Total Return Portfolio – S Class
Fidelity® Variable Insurance Products Fund Mid Cap	PIMCO Global Multi-Asset Portfolio - Advisor Class
Portfolio - Service Class 2	SCSM Ibbotson Balanced Fund - S Class
Huntington VA Mid Corp America Fund	SCSM Ibbotson Growth Fund - S Class
Huntington VA New Economy Fund	SCSM Ibbotson Moderate Fund - S Class
Lord Abbett Series Fund Growth Opportunities	Universal Institutional Funds Inc. Equity and Income
Portfolio - Class VC	Portfolio Class II
SCSM WMC Blue Chip Mid Cap Fund - S Class	Target Date Funds
SCSM Goldman Sachs Mid Cap Value Fund - S Class	Fidelity® Variable Insurance Products Fund Freedom
Universal Institutional Funds Inc. Mid Cap Growth	2015 Portfolio - Service Class 2
Portfolio Class II	Fidelity® Variable Insurance Products Fund Freedom
Universal Institutional Funds Inc. U.S. Mid Cap Value	2020 Portfolio - Service Class 2
Portfolio Class II	Money Market Funds
Small-Cap Equity Funds	Sun Capital Money Market Fund® - S Class
Franklin Small Cap Value Securities Fund - Class 2	Short-Term Bond Funds
Huntington VA Situs Fund	SCSM Goldman Sachs Short Duration Fund - S Class
SCSM AIM Small Cap Growth Fund - S Class	Intermediate-Term Bond Funds
SCSM Dreman Small Cap Value Fund - S Class	Huntington VA Mortgage Securities Fund
SCSM Oppenheimer Main Street Small Cap Fund - S Class	MFS® Bond Portfolio - S Class
International/Global Equity Funds	MFS® Government Securities Portfolio - S Class
AllianceBernstein International Growth Portfolio, Class B	SCSM PIMCO Total Return Fund - S Class
SCSM AllianceBernstein International Value Fund - S Class	Sun Capital Investment Grade Bond Fund® - S Class
Columbia Marsico International Opportunities Fund,	Inflation Protected Bond Funds
Variable Series - B Class	SCSM BlackRock Inflation Protected Bond Fund - S Class
Huntington VA International Equity Fund	Multi-Sector Bond Funds
Huntington VA Rotating Markets Fund	Franklin Strategic Income Securities Fund - Class 2
MFS® International Growth Portfolio - S Class	High Yield Bond Funds
MFS® International Value Portfolio - S Class	SCSM PIMCO High Yield Fund - S Class
MFS® Research International Portfolio - S Class	Emerging Markets Bond Fund
Oppenheimer Global Securities Fund/VA - Service Shares	PIMCO Emerging Markets Bond Portfolio -
Templeton Growth Securities Fund - Class 2	Admin. Class

Not all of these Funds may be available to you as an investment option under your Contract. Please see “Variable Account Options: The Funds.”

Please refer to the appendix entitled “Previously Available Investment Options” for information about certain Funds that are no longer available in connection with new Contracts being issued, but that are still available under certain Contracts that are already outstanding.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

We have filed a Statement of Additional Information dated August 17, 2009 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 71 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our “Annuity Mailing Address”) or by telephoning (800) 752-7215. In addition, you can inspect and copy all of our filings at the SEC's public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address: SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

TABLE OF CONTENTS

SPECIAL TERMS [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS [INSERT PAGE NUMBER]
FEES AND EXPENSES [INSERT PAGE NUMBER]
EXAMPLE [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT YOUR CONTRACT [INSERT PAGE NUMBER]
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS: THE FUNDS [INSERT PAGE NUMBER]
THE FIXED ACCOUNT [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS [INSERT PAGE NUMBER]
Guarantee Periods [INSERT PAGE NUMBER]
Guaranteed Interest Rates [INSERT PAGE NUMBER]
Early Withdrawals [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE [INSERT PAGE NUMBER]
Issuing Your Contract [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments [INSERT PAGE NUMBER]
Your Account [INSERT PAGE NUMBER]
Your Account Value [INSERT PAGE NUMBER]
Purchase Payment Interest [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Fixed Account Value [INSERT PAGE NUMBER]
Transfer Privilege [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates [INSERT PAGE NUMBER]
Other Programs [INSERT PAGE NUMBER]
WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT                                                                                                                                                                [INSERT PAGE NUMBER]
Cash Withdrawals [INSERT PAGE NUMBER]
Withdrawal Charge [INSERT PAGE NUMBER]
Types of Withdrawals not Subject to Withdrawal Charge [INSERT PAGE NUMBER]
Market Value Adjustment [INSERT PAGE NUMBER]
CONTRACT CHARGES [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Administrative Expense Charge and Distribution Fee [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Charges for Optional Benefits [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
Fund Expenses [INSERT PAGE NUMBER]
Modification in the Case of Group Contracts [INSERT PAGE NUMBER]
AVAILABILITY OF OPTIONAL LIVING BENEFITS [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT: SUN INCOME RISERSM [INSERT PAGE NUMBER]
Determining Your Withdrawal Benefit Base [INSERT PAGE NUMBER]
Determining Your Annual Withdrawal Amount [INSERT PAGE NUMBER]
How SIR Works [INSERT PAGE NUMBER]
Withdrawals Under SIR [INSERT PAGE NUMBER]
Cost of SIR [INSERT PAGE NUMBER]
Step-Up Under SIR [INSERT PAGE NUMBER]
Joint-Life Coverage [INSERT PAGE NUMBER]
Cancellation of SIR [INSERT PAGE NUMBER]
Death of Participant Under SIR with Single-Life Coverage [INSERT PAGE NUMBER]
Death of Participant Under SIR with Joint-Life Coverage [INSERT PAGE NUMBER]
Annuitization Under SIR [INSERT PAGE NUMBER]
Certain Tax Provisions [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT: Income ON Demand® III Escalator[INSERT PAGE NUMBER]
Determining Your Income Benefit Base [INSERT PAGE NUMBER]
Determining Your Annual Income Amount [INSERT PAGE NUMBER]
Determining Your Stored Income Balance [INSERT PAGE NUMBER]
How IOD III Escalator Works [INSERT PAGE NUMBER]
Withdrawals Under IOD III Escalator [INSERT PAGE NUMBER]
Cost of IOD III Escalator [INSERT PAGE NUMBER]
Step-Up Under IOD III Escalator [INSERT PAGE NUMBER]
Joint-Life Coverage [INSERT PAGE NUMBER]
Cancellation of IOD III Escalator [INSERT PAGE NUMBER]
Death of Participant Under IOD III Escalator with Single-Life Coverage [INSERT PAGE NUMBER]
Death of Participant Under IOD III Escalator with Joint-Life Coverage [INSERT PAGE NUMBER]
Annuitization Under IOD III Escalator [INSERT PAGE NUMBER]
Certain Tax Provisions [INSERT PAGE NUMBER]
DESIGNATED FUNDS [INSERT PAGE NUMBER]
BUILD YOUR PORTFOLIO [INSERT PAGE NUMBER]
TAX ISSUES UNDER OPTIONAL LIVING BENEFITS [INSERT PAGE NUMBER]
Tax Issues Under Sun Income Riser [INSERT PAGE NUMBER]
Tax Issues Under Income ON Demand III Escalator [INSERT PAGE NUMBER]
DEATH BENEFIT [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
The Basic Death Benefit [INSERT PAGE NUMBER]
Optional Death Benefit [INSERT PAGE NUMBER]
Spousal Continuance [INSERT PAGE NUMBER]
Calculating the Death Benefit [INSERT PAGE NUMBER]
Method of Paying Death Benefit [INSERT PAGE NUMBER]
Non-Qualified Contracts [INSERT PAGE NUMBER]
Selection and Change of Beneficiary [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
THE INCOME PHASE -- ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Selection of Annuitant(s) [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Selection of Annuity Option [INSERT PAGE NUMBER]
Amount of Annuity Payments [INSERT PAGE NUMBER]
Exchange of Variable Annuity Units [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS [INSERT PAGE NUMBER]
Exercise of Contract Rights [INSERT PAGE NUMBER]
Change of Ownership [INSERT PAGE NUMBER]
Voting of Fund Shares [INSERT PAGE NUMBER]
Reports to Owners [INSERT PAGE NUMBER]
Substitution of Securities [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Discontinuance of New Participants [INSERT PAGE NUMBER]
Reservation of Rights [INSERT PAGE NUMBER]
Right to Return [INSERT PAGE NUMBER]
TAX PROVISIONS [INSERT PAGE NUMBER]
U.S. Federal Income Tax Provisions [INSERT PAGE NUMBER]
Puerto Rico Tax Provisions [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACT [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACT [INSERT PAGE NUMBER]
AVAILABLE INFORMATION [INSERT PAGE NUMBER]
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE [INSERT PAGE NUMBER]
STATE REGULATION [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION [INSERT PAGE NUMBER]
APPENDIX A - GLOSSARY [INSERT PAGE NUMBER]
APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES & MARKET VALUE ADJUSTMENT [INSERT PAGE NUMBER]
APPENDIX C - PREVIOUSLY AVAILABLE OPTIONAL DEATH BENEFITS AND EXAMPLES [INSERT PAGE NUMBER]
APPENDIX D - CALCULATION FOR PURCHASE PAYMENT INTEREST (BONUS CREDIT) [INSERT PAGE NUMBER]
APPENDIX E - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS [INSERT PAGE NUMBER]
APPENDIX F - SECURED RETURNS FOR LIFE [INSERT PAGE NUMBER]
APPENDIX G - SECURED RETURNS [INSERT PAGE NUMBER]
APPENDIX H - SECURED RETURNS 2 [INSERT PAGE NUMBER]
APPENDIX I - SECURED RETURNS FOR LIFE PLUS SM [INSERT PAGE NUMBER]
APPENDIX J - RETIREMENT INCOME ESCALATORSM [INSERT PAGE NUMBER]
APPENDIX K - Income ON Demand® [INSERT PAGE NUMBER]
APPENDIX L - Income ON Demand® II [INSERT PAGE NUMBER]
APPENDIX M - Income ON Demand® II Plus[INSERT PAGE NUMBER]
APPENDIX N - RETIREMENT INCOME ESCALATORSM II [INSERT PAGE NUMBER]
APPENDIX O - Income ON Demand® II Escalator[INSERT PAGE NUMBER]
APPENDIX P - RETIREMENT ASSET PROTECTORSM [INSERT PAGE NUMBER]
APPENDIX Q - Build Your Portfolio [INSERT PAGE NUMBER]
APPENDIX R - CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

Sun Life Financial Masters® Extra provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing the optional death benefit, at an additional cost.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase. However, if you are participating in an optional living benefit, you may make Purchase Payments only during your first Account Year. Currently, there is no minimum amount required for additional Purchase Payments. However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million. In addition, we will credit your Contract with interest, which we refer to as “Purchase Payment Interest”, at a rate that varies based upon the interest option you choose when you apply for your Contract. Not all interest options may be available in all states; and the rates credited may vary by state.

Variable Account Options: The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money. You can make transfers among the Funds and, if available, the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

From time to time, we make Fixed Account options available. When we do, you can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the available Guarantee Periods. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate required by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted. On May 4, 2009, we stopped accepting any investments (Purchase Payments, transfers, renewals) into any Guarantee Periods, other than in connection with our dollar-cost averaging program.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.40% of the average daily value of the Contract invested in the Variable Account. If you purchased your Contract prior to March 5, 2007, and you were 76 years or older on the Open Date, we deduct this charge at an annual rate of 1.60% of the average daily value of the Contract invested in the Variable Account.

We also deduct an administrative charge at an annual rate of 0.15% of the average daily value and a distribution fee at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a “contingent deferred sales charge”) starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for seven complete years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect the optional death benefit, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account at an annual rate of 0.40% of the average daily value of your Contract.

If you elect an optional living benefit, we will assess a periodic charge at a rate based upon the optional living benefit chosen. Currently, however, the annual amount of the charge in no case exceeds 1.30% of the highest benefit base or fee base for the optional living benefit in question during the year.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefits

At issue, you may choose to participate in one of two optional living benefits available under your Contract. Each option provides the living benefits guarantee in a different way:

●
Sun Income Riser offers a guaranteed withdrawal benefit with an opportunity for a bonus to be added to your benefit base if you defer taking withdrawals during a specified time period under your Contract.

●
Income ON Demand III Escalator offers an income benefit that provides cumulative guaranteed lifetime withdrawals. If you withdraw less than your guaranteed annual withdrawal amount in any Account Year, you may accumulate any amounts not withdrawn to increase your future withdrawal amounts.

Sun Income Riser may be appropriate if you need a set amount of income every year. However, if you can wait before withdrawing your annual income, we will increase your benefit base by an additional amount to maximize your future annual income. Income ON Demand III Escalator may be appropriate if you need flexible income amounts from year to year. If you do not need a set amount each year, you may accumulate any income not taken to increase the amount of income you can take in later years.

The optional living benefits are available only if you are age 85 or younger on the Open Date. If you purchase an optional living benefit, your investment choices are limited to the Designated Funds. Your optional living benefit terminates if you annuitize or if you transfer any portion of your Account Value to an investment option other than one of the Designated Funds. In addition, a change of ownership may also terminate your living benefit. Under the optional living benefits, you may make Purchase Payments only during your first Account Year. Withdrawals taken in excess of prescribed amounts, or withdrawals taken prior to prescribed dates, may severely decrease your Account Value or cause your Contract to terminate without value. The optional living benefits listed above allow you to “step-up” your guaranteed amount on an annual basis, if eligible. The optional living benefits may not be available in all states.

In addition to the currently available optional living benefits listed above, eleven other optional living benefits were previously available. Although these optional living benefits are no longer being issued, they are still in force under many Contracts that are already outstanding. Each of these optional living benefits is discussed in a separate Appendix at the end of this prospectus:

Appendix F - Secured Returns for Life	Appendix L - Income ON Demand II
Appendix G - Secured Returns	Appendix M - Income ON Demand II Plus
Appendix H - Secured Returns 2	Appendix N - Retirement Income Escalator II
Appendix I - Secured Returns for Life Plus	Appendix O - Income ON Demand II Escalator
Appendix J - Retirement Income Escalator	Appendix P - Retirement Asset Protector
Appendix K - Income ON Demand

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the Maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment option.

During the Income Phase, the total insurance charges are deducted on a daily basis at an annual rate of 1.70% of your Account Value invested in the Variable Account.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Open Date and whether you choose the basic death benefit or, for a fee, the optional death benefit, if available in your state. If you are 85 or younger on your Open Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your cash Surrender Value, all calculated as of your Death Benefit Date. If you are 86 or older on your Open Date, the basic death benefit is equal to the Surrender Value. If you are younger than age 75 on the Open Date, you may purchase the Maximum Anniversary Account Value (“MAV”) optional death benefit which pays the greater of the basic death benefit and the highest Account Value on any Account Anniversary (adjusted for withdrawals) prior to age 81. You must make your election before the date on which your Contract becomes effective. Your death benefit election may not be changed after your Contract is issued.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. This “free withdrawal amount” equals the amount of all Purchase Payments made and not withdrawn prior to the last 7 Account Years plus the greater of (1) your Contract's earnings in the prior Account Year and (2) 10% of all Purchase Payments made in the last 7 Account Years. All other Purchase Payments will be subject to a withdrawal charge. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see “Market Value Adjustment”). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a “free look” provision. If you cancel your Contract within 10 days after receiving it (or later, if allowed by your state), we will send you your Account Value less any “adjusted” purchase payment interest, (please see “Right to Return” under “Other Contract Provisions” for the calculation of Adjusted Purchase Payment Interest) as of the day we receive your cancellation request, in good order. (This amount may be more or less than the original Purchase Payment). In states requiring return of Purchase Payments, you will receive the greater of (1) your Surrender Value as of the day we receive your cancellation request or (2) your total Purchase Payments made as of that date. Except when we return Surrender Value, we will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Provisions

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59½ when you take money out, you may be charged a 10% federal tax penalty on taxable amounts.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at a lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

Sun Life Assurance Company of Canada (U.S.)
P. O. Box 9133
Wellesley Hills, Massachusetts  02481
Toll Free (800) 752-7215
www.sunlife-usa.com

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments):		0%

Maximum Withdrawal Charge (as a percentage of Purchase Payments):		8%[1]

Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

Maximum Fee Per Transfer (currently $0):		$15

Premium Taxes (as a percentage of Account Value or total Purchase Payments):		0% - 3.5%[2]

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 50[3]

Variable Account Annual Expenses
(as a percentage of net Variable Account assets)4

Mortality and Expense Risks Charge:	1.40%[5]
Administrative Expenses Charge:	0.15%
Distribution Fee:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.70%

Charges for Optional Death Benefit Features

Death Benefit Currently Available[6]	Fee as a % of Account Value
Maximum Anniversary Account Value (“MAV”)	0.40%

Death Benefits Previously Available[7]	Fee as a % of Account Value
5% Premium Roll-Up	0.20%
Earnings Enhancement Benefit Premier	0.25%
Earnings Enhancement Benefit Premier with MAV	0.40%
Earnings Enhancement Benefit Premier with 5% Roll-Up	0.40%
Earnings Enhancement Benefit Premier Plus	0.40%

Maximum Annual Charge for an Optional Death Benefit (as a percentage of Account Value):	0.40%

Charges for Optional Living Benefit Features

Living Benefits Currently Available[8]	Maximum Annual Fee
Sun Income Riser Living Benefit (as a percentage of the highest Withdrawal Benefit Base[10] during the Account Year):	1.30%[9]
Income ON Demand III Escalator Living Benefit (as a percentage of the highest Fee Base[11] during the Account Year):	1.30%[9]

Living Benefits Previously Available[12]	Maximum Annual Fee
Secured Returns Living Benefit (as a percentage of average daily net assets):	0.40%
Secured Returns for Life Plus, Secured Returns for Life or Secured Returns 2 Living Benefits (as a percentage of the highest Account Value during the Account Year):	0.50%[13]
Retirement Income Escalator Living Benefit (as a percentage of the highest Withdrawal Benefit Base[10] during the Account Year):	0.95%[13]
Income ON Demand Living Benefit (as a percentage of the highest Income Benefit Base[14] during the Account Year):	0.85%[13]
Income ON Demand II Living Benefit (as a percentage of the highest Fee Base[11] during the Account Year):	0.85%[13]
Income ON Demand II Plus Living Benefit (as a percentage of the highest Fee Base[11] during the Account Year):	1.15%[13]
Retirement Income Escalator II Living Benefit (as a percentage of the highest Withdrawal Benefit Base[10] during the Account Year):	1.15%[13]
Income ON Demand II Escalator Living Benefit (as a percentage of the highest Fee Base[11] during the Account Year):	1.15%[13]
Retirement Asset Protector Living Benefit (as a percentage of the highest Retirement Asset Protector Benefit Base[15] during the Account Year):	0.75%[13]

Maximum Annual Charge for an Optional Living Benefit (as a percentage of highest applicable fee base during the Account Year):	1.30%

Total Variable Account Annual Expenses (1.70%) plus Maximum Charges for an Optional Death Benefit (0.40%) and an Optional Living Benefit (1.30%):	3.40%[16,17]

The table below shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement[18]	0.72%	3.68%

[1]
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge. (See “Withdrawal Charges.”)

[2]
The premium tax rate and base vary by your state of residence and the type of Contract you own. Currently, we deduct premium taxes from Account Value upon full surrender (including a surrender for the death benefit) or annuitization. (See “Contract Charges -- Premium Taxes.”)

[3]
The Annual Account Fee is waived if 100% of your Account Value has been allocated to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See “Account Fee.”)

[4]
All of the Variable Account Annual Expenses, except for the charges for optional living benefits, are assessed as a percentage of average daily net Variable Account assets. The charge for each optional living benefit is assessed on a quarterly basis.

[5]
For Contracts purchased prior to March 5, 2007, the rate of this charge is 1.60% if you were age 76 or older on the Contract's Open Date. In that case, the rate for “Total Variable Account Annual Expenses (without optional benefits)” would be 1.90%.

[6]
The MAV optional death benefit is described under “Death Benefit.” It is currently available only if you are younger than age 75 on the Open Date. For Contracts purchased prior to August 17, 2009, the MAV death benefit was available to Owners younger than age 80 on the Open Date, at a cost of 0.20% of average daily net assets of the Variable Account Value.

[7]	The previously available death benefits are described in “APPENDIX C- PREVIOUSLY AVAILABLE OPTIONAL DEATH BENEFITS AND EXAMPLES.”

[8]
You may only elect one optional living benefit. Each optional living benefit, including the charges therefore, is described in detail under a separate heading bearing its name. As discussed under those headings, if, after you acquire one of these optional living benefits, you elect to increase or renew certain benefits under the optional living benefit, we have the right to increase the rate of the charge to what we are then charging on newly issued optional living benefits of the same type or to a rate based on then-current market conditions.

[9]
The charges shown are assessed and deducted quarterly based upon the applicable fee base, taken on the last day of each Account Quarter. Your actual charges may be less than the maximum stated above. See “Cost of SIR” and “Cost of IOD III Escalator .”

[10]
The Withdrawal Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. See “OPTIONAL LIVING BENEFIT: SUN INCOME RISER,” “APPENDIX J - RETIREMENT INCOME ESCALATOR,” and “APPENDIX N - RETIREMENT INCOME ESCALATOR II.”

[11]
The Fee Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. See “OPTIONAL LIVING BENEFIT: Income ON Demand III Escalator,” “APPENDIX L - Income ON Demand II,” “APPENDIX M - Income ON Demand II Plus,” and “APPENDIX O - Income ON Demand II Escalator.”

[12]
The previously available optional living benefits are described in Appendices F through P. If you elect to increase certain benefits under any of the living benefits other than  Secured Returns, we have the right to increase the rate of the charge based on then-current market conditions. (See the “Step-Up” section in Appendices F, H through P.) Under these outstanding Contracts, you were permitted to select only one optional living benefit.

[13]
The charges shown are assessed and deducted quarterly based upon the applicable fee base, taken on the last day of each Account Quarter. Your actual charges may be less than the maximum stated above. (See Appendices F, H through P.) For Contracts purchased prior to February 17, 2009, the Maximum Annual Fees for Retirement Income Escalator II, Income ON Demand II Escalator, and Retirement Asset Protector were initially set at 1.00%, 1.00%, and 0.35%, respectively. Those fees will not change on those earlier Contracts, unless the Owner consents in writing to the higher fees as described under “Step-Up” section in Appendices N through P.

[14]	The Income Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. See “APPENDIX K – Income ON Demand.”

[15]	The Retirement Asset Protector Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. See “APPENDIX P - RETIREMENT ASSET PROTECTOR.”

[16]
This amount assumes that MAV (0.40%) was selected and that either the Sun Income Riser or Income ON Demand III Escalator Optional Living Benefit with joint-life coverage (1.30%) was also selected (in addition to the 1.40% Mortality and Expense Risk Charge, the 0.15% Administrative Expense Charge, and the 0.15% Distribution Fee). It also assumes that the living benefit’s initial fee base is equal to the initial Purchase Payment. If the fee base changes, the charge for your optional living benefit and your Total Variable Account Annual Expenses would be higher or lower.

[17]
This chart shows your Total Variable Account Expenses before you annuitize your Contract. As stated in “Amount of Annuity Payments,” after you annuitize your Contract, your insurance charges will be at an annual rate of 1.70% of average daily net Variable Account assets. This means that, after you annuitize, we will not deduct the Mortality and Expense Risks Charges; nor will we deduct the charges for any optional living or death benefit features. Instead, the 1.70% insurance charge compensates us for ongoing administrative expenses. It includes the Administrative Expenses Charge and the Distribution Fee.

[18]
The expenses shown, which include any acquired fund fees and expenses, are for the year ended December 31, 2008, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of some Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2010. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. If all such contractual or voluntary arrangements are taken into account, the minimum and maximum Total Annual Fund Operating Expenses for all Funds were 0.72% and 1.86%, respectively. However, if only the contractual arrangements (but not the voluntary arrangements) were taken into account, these percentages would still have been 0.72% and 1.86%. Expenses are based on estimates for any fund reporting operating results for less than 10 months for the current fiscal year. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract combines the features producing the highest maximum charges, including the MAV optional death benefit and the most expensive optional living benefit with joint-life coverage. If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the Annual Account Fee to a percentage, the Example assumes an average Contract size of $50,000. This Example factors in Purchase Payment Interest using the 5% Purchase Payment Interest Option. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$1,483	$2,823	$4,063	$7,124

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$741	$2,206	$3,647	$7,124

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years

$741	$2,206	$3,647	$7,124

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus as Appendix R.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the “Variable Account”) offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as “Participants” and we address all Participants as “you”; we use the term “Contracts” to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as “your” Account or a “Participant Account.”

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing the optional death benefit for an additional charge. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that required by law.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all other Contracts as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

Some broker/dealers may limit their clients from purchasing some optional benefits based upon the client's age. Your individual representative will describe any such limitations. You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth at the beginning of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m., Eastern Time. In some cases, receipt of requests for financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us. This would include only cases where we have a specific agreement with the broker-dealer that provides for this treatment and the broker-dealer electronically forwards to us the request promptly after the end of the Business Day on which it receives the request in good order. For information about whether we have this type of arrangement with your broker-dealer, you may call us at the above number.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. (“Sun Life Financial”). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefits, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

Large-Cap Equity Funds	International/Global Small/Mid-Cap Equity Funds
Columbia Marsico 21st Century Fund, Variable Series -	First Eagle Overseas Variable Fund[4]
B Class	Emerging Markets Equity Funds
Columbia Marsico Growth Fund, Variable Series - B Class	Lazard Retirement Emerging Markets Equity Portfolio,
Fidelity® Variable Insurance Products Fund Contrafund®	Service Class[1]
Portfolio - Service Class 2[1,7]	MFS® Emerging Markets Equity Portfolio - S Class
Huntington VA Dividend Capture Fund[3]	Specialty Sector Equity Funds
Huntington VA Growth Fund[3]	MFS® Utilities Portfolio - S Class
Huntington VA Income Equity Fund[3]	Specialty Sector Commodity Funds
Huntington VA Macro 100 Fund[3]	Huntington VA Real Strategies Fund[3]
Lord Abbett Series Fund All Value Portfolio - Class VC	PIMCO CommodityRealReturnTM Strategy
MFS® Core Equity Portfolio - S Class	Portfolio - Admin. Class[6]
MFS® Value Portfolio - S Class	Real Estate Equity Funds
Mutual Shares Securities Fund - Class 2	Sun Capital Global Real Estate Fund - S Class
Oppenheimer Capital Appreciation Fund/VA -	Asset Allocation Funds
Service Shares	AllianceBernstein Balanced Wealth Strategy
SCSM Davis Venture Value Fund - S Class	Portfolio, Class B1, 5
SCSM WMC Large Cap Growth Fund - S Class[1]	BlackRock Global Allocation V.I. Fund - Class III[1]
SCSM Lord Abbett Growth & Income Fund - S Class[1]	Fidelity® Variable Insurance Products Balanced
SCSM Oppenheimer Large Cap Core Fund - S Class	Portfolio - Service Class 2[7]
Van Kampen Life Investment Trust Comstock Portfolio	Franklin Income Securities Fund - Class 2
Class II9	Huntington VA Balanced Fund[3]
Mid-Cap Equity Funds	MFS® Total Return Portfolio – S Class
Fidelity® Variable Insurance Products Fund Mid Cap	PIMCO Global Multi-Asset Portfolio - Advisor Class[1,2,6]
Portfolio - Service Class 2[7]	SCSM Ibbotson Balanced Fund - S Class[1,2]
Huntington VA Mid Corp America Fund[3]	SCSM Ibbotson Growth Fund - S Class[1,2]
Huntington VA New Economy Fund[3]	SCSM Ibbotson Moderate Fund - S Class[1,2]
Lord Abbett Series Fund Growth Opportunities	Universal Institutional Funds Inc. Equity and Income
Portfolio - Class VC	Portfolio Class II1, 8
SCSM WMC Blue Chip Mid Cap Fund - S Class[1]	Target Date Funds
SCSM Goldman Sachs Mid Cap Value Fund - S Class[1]	Fidelity® Variable Insurance Products Fund Freedom
Universal Institutional Funds Inc. Mid Cap Growth	2015 Portfolio - Service Class 2[2,7]
Portfolio Class II1, 8	Fidelity® Variable Insurance Products Fund Freedom
Universal Institutional Funds Inc. U.S. Mid Cap Value	2020 Portfolio - Service Class 2[2,7]
Portfolio Class II1, 8	Money Market Funds
Small-Cap Equity Funds	Sun Capital Money Market Fund® - S Class
Franklin Small Cap Value Securities Fund - Class 2	Short-Term Bond Funds
Huntington VA Situs Fund[3]	SCSM Goldman Sachs Short Duration Fund - S Class[1]
SCSM AIM Small Cap Growth Fund - S Class[1]	Intermediate-Term Bond Funds
SCSM Dreman Small Cap Value Fund - S Class[1]	Huntington VA Mortgage Securities Fund[3]
SCSM Oppenheimer Main Street Small Cap Fund - S Class	MFS® Bond Portfolio - S Class
International/Global Equity Funds	MFS® Government Securities Portfolio - S Class
AllianceBernstein International Growth Portfolio, Class B1, 5	SCSM PIMCO Total Return Fund - S Class[1]
SCSM AllianceBernstein International Value Fund - S Class[1]	Sun Capital Investment Grade Bond Fund® - S Class
Columbia Marsico International Opportunities Fund,	Inflation Protected Bond Funds
Variable Series - B Class	SCSM BlackRock Inflation Protected Bond Fund - S Class[1]
Huntington VA International Equity Fund[3]	Multi-Sector Bond Funds
Huntington VA Rotating Markets Fund[3]	Franklin Strategic Income Securities Fund - Class 2
MFS® International Growth Portfolio - S Class	High Yield Bond Funds
MFS® International Value Portfolio - S Class	SCSM PIMCO High Yield Fund - S Class[1]
MFS® Research International Portfolio - S Class	Emerging Markets Bond Fund
Oppenheimer Global Securities Fund/VA - Service Shares	PIMCO Emerging Markets Bond Portfolio -
Templeton Growth Securities Fund - Class 2	Admin. Class[6]

[1]	Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.
[2]
These are Fund of Funds options and expenses of the Fund include the Fund level expenses of the underlying Funds as well. These Funds may be more expensive than Funds that do not invest in other Funds.

[3]	Only available if you purchased your Contract through a Huntington Bank representative. These Funds do not have different share classes.
[4]	First Eagle Overseas Variable Fund does not have different share classes.
[5]
In marketing materials and other documents, the AllianceBernstein funds may be referred to as follows: AllianceBernstein VPS Wealth Strategy Portfolio and AllianceBernstein VPS International Growth Portfolio.

[6]
In marketing materials and other documents, the PIMCO portfolios may be referred to as follows: PIMCO VIT CommodityRealReturnTM Strategy Portfolio, PIMCO VIT Global Multi-Asset Portfolio, and PIMCO VIT Emerging Markets Bond Portfolio.

[7]
In marketing materials and other documents, the Fidelity funds may be referred to as follows: Fidelity® VIP Contrafund Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Balanced Portfolio, Fidelity® VIP Freedom 2015 Portfolio, and Fidelity® VIP Freedom 2020 Portfolio.

[8]
In marketing materials and other documents, the Universal Institutional Funds may be referred to as follows: Van Kampen's UIF Mid Cap Growth Portfolio, Van Kampen's UIF U.S. Mid Cap Value Portfolio, and Van Kampen's UIF Equity & Income Portfolio.

[9]	In marketing materials and other documents, Van Kampen Life Insurance Trust Comstock Portfolio may be referred to as Van Kampen LIT Comstock Portfolio.

AllianceBernstein L.P. advises the AllianceBernstein Variable Product Series Fund Inc. Portfolios. Arnhold and S. Bleichroeder Advisers, LLC advises the First Eagle Overseas Variable Fund. Columbia Management Advisors, LLC, advises the Columbia Funds (with Marsico Capital Management, LLC, sub-advising the Columbia Marsico Funds). BlackRock Advisors, LLC advises BlackRock Global Allocation V.I. (with BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited serving as sub-advisers). Fidelity® Management & Research Company advises Fidelity VIP Portfolios; Fidelity VIP Contrafund Portfolio and Fidelity VIP Mid Cap Portfolio (sub-advised by FMR Co. Inc., Fidelity Research & Analysis Company, Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited); and Fidelity VIP Balanced Portfolio (sub-advised by Fidelity Investments Money Management, Inc., FMR Co. Inc., Fidelity Research & Analysis Company, Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited). Franklin® Advisers, Inc. advises Franklin Income Securities Fund and Franklin Strategic Income Securities Fund. Franklin® Advisory Services, LLC advises the Franklin Small Cap Value Securities Fund. Franklin® Mutual Advisers, LLC advises Mutual Shares Securities Fund. Huntington Asset Advisors, Inc., advises the Huntington VA Funds; Huntington VA Macro 100 Fund (sub-advised by Laffer Investments Inc.). Lazard Asset Management LLC advises the Lazard Retirement Portfolio. Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios. Massachusetts Financial Services Company, our affiliate, advises the MFS® Portfolios. Morgan Stanley Investment Management Inc. advises the Universal Institutional Funds. Pacific Investment Management Company LLC advises the PIMCO Variable Insurance Trust Portfolios. OppenheimerFunds, Inc. advises the Oppenheimer Funds. Strategic Advisers® advises the Fidelity VIP Freedom Portfolios (sub-advised by FMR Co. Inc.). Sun Capital Advisers LLC, our affiliate, advises the Sun Capital Funds; SCSM BlackRock Inflation Protected Bond Fund (sub-advised by BlackRock Financial Management, Inc.); SCSM Davis Venture Value Fund (sub-advised by Davis Selected Advisers, L.P.); SCSM Oppenheimer Main Street Small Cap Fund and SCSM Oppenheimer Large Cap Core Fund (sub-advised by OppenheimerFunds, Inc.); SCSM Lord Abbett Growth & Income Fund (sub-advised by Lord, Abbett & Co. LLC); SCSM Goldman Sachs Mid Cap Value Fund and SCSM Goldman Sachs Short Duration Fund (sub-advised by Goldman Sachs Asset Management, L.P.); SCSM Ibbotson Balanced Fund, SCSM Ibbotson Growth Fund, and SCSM Ibbotson Moderate Growth Fund (sub-advised by Ibbotson Associates, Inc.); SCSM PIMCO High Yield Fund and SCSM PIMCO Total Return Fund (sub-advised by Pacific Investment Management Company LLC); SCSM WMC Blue Chip Mid Cap Fund and SCSM WMC Large Cap Growth Fund (sub-advised by Wellington Management Company, LLP); SCSM AIM Small Cap Growth Fund (sub-advised by Invesco Aim Advisors, Inc.); SCSM Dreman Small Cap Value Fund (sub-advised by Dreman Value Management, L.L.C.); and the SCSM AllianceBernstein International Value Fund (sub-advised by AllianceBernstein L.P.). Templeton® Global Advisors Limited advises Templeton Growth Securities Fund (sub-advised by Templeton Asset Management Limited). Van Kampen Asset Management advises the Van Kampen Life Investment Trust Portfolio.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Fund, may be obtained without charge from the Company by calling (800) 752-7215 or by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios, which are paid from Fund assets and reflected under “Fees and Expenses.”

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts. Our obligations to you under any Guarantee Periods, or optional living benefits you select, likewise represent claims against our general assets.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

Guarantee Periods

You may elect one or more Guarantee Periods from those we make available from time to time. When available, we may offer Guarantee Periods of different durations; however, we may stop offering some or all Guarantee Periods at any time. Once we stop offering a Guarantee Period of a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. In such event, Guarantee Periods already in existence will be unaffected, although any renewals thereof will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time. At any time, we can reverse our decision to exercise this right.

Effective May 4, 2009, we stopped accepting any additional amounts for allocation to certain Guarantee Periods, regardless of when the Contract was issued. Under this change, all Guarantee Periods were closed to new amounts from:

●	initial or subsequent Purchase Payments you may make, except for Purchase Payments that you allocate to our dollar-cost averaging program;

●	transfers of Account Value into a Guarantee Period from any other Guarantee Period or Sub-Account;

●	renewals at the end of an existing Guarantee Period; and

●	any other source.

Any of your Account Value held in a Guarantee Period on May 4, 2009 will not be affected by our closing the Guarantee Periods to new amounts. At the end of that Guarantee Period, we will automatically transfer all of your Account Value remaining therein to the Money Market Sub-Account, if you have not by that time requested that we transfer all of such amounts to any other Sub-Account(s).

Because we are not currently offering new Guarantee Periods in connection with our Secured Future Program, that program is no longer available to those who are not already participating in it. (See “Other Programs – Secured Future Program.”)

Guaranteed Interest Rates

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early Withdrawals

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See “Withdrawals, Withdrawal Charge and Market Value Adjustment.”

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the “Covered Person” dies before the Annuity Commencement Date.

Issuing Your Contract

When we receive your Application, we “open” the Contract. We refer to this date as the “Open Date.” When we receive your initial Purchase Payment, we “issue” your Contract. We refer to this date as the “Issue Date.”

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. We reserve the right to refuse Purchase Payments received more than 5 years after your Issue Date or after your 70th birthday, whichever is later. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase. Additional restrictions may apply if you purchased an optional living benefit. If you are participating in an optional living benefit, you may make Purchase Payments only during your first Account Year.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. You may change the allocation factors for future Payments by sending us notice of the change as required. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see “Contract Charges -- Premium Taxes”). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract (“Variable Account Value”) and the Fixed Account portion of your Contract (“Fixed Account Value”). These 2 components are calculated separately, as described under “Variable Account Value” and “Fixed Account Value.”

Purchase Payment Interest

We will credit your Contract with interest, which we refer to as “Purchase Payment Interest,” at the rate you selected when you applied for the Contract. Currently, we offer the two interest rate options listed below. (Available options and rates may vary by state).

Option A: The 2% Five-Year Anniversary Interest Option - Under this option we will credit your Contract with interest at a rate of 2% of each Purchase Payment received prior to the first Account Anniversary. In addition, if you chose this option, we will credit your Contract with interest at a rate of 2% of the Account Value at the end of every Fifth-Year Anniversary.

Option B: The 5% Interest Option - Under this option we will credit your Contract with interest at a rate of 5% of each Purchase Payment. However, Purchase Payments made under Option B prior to August 17, 2009, were credited with interest at the rate in effect at the time of the Purchase Payment. This rate ranged from 3% to 6% of the Purchase Payment. You will never receive an interest credit on an additional Purchase Payment lower than the rate declared at the time your Contract was purchased. See APPENDIX D – CALCULATION FOR PURCHASE PAYMENT INTEREST (BONUS CREDIT).

Option A will generally result in higher Purchase Payment Interest if you plan to hold your Contract for a longer period of time (e.g., 10 years or more). Option B will generally result in higher Purchase Payment Interest if you only plan to hold your Contract for a shorter period of time (e.g., during the period of time when withdrawal charges are being assessed on the Contract).

We credit Purchase Payment Interest during the same Valuation Period in which we receive the Purchase Payment. We allocate the Purchase Payment Interest to the Sub-Accounts and/or the Guarantee Periods in the same proportion as the Net Purchase Payment is allocated. For any Fifth-Year Anniversary credit under Option A, we allocate the credit on a pro rata basis to all Sub-Accounts and/or Guarantee Periods in which you are invested, excluding any Guarantee Periods established to support a dollar-cost averaging program. Any additional interest adjustments will be credited on your Account Anniversary.

The Contracts are designed to give the most value to Participants with long-term investment goals. We will deduct the “Adjusted” Purchase Payment Interest if the Contract is returned during the “free look period.” For a description of the free look period and Adjusted Purchase Payment Interest, see “Right to Return.” For examples of how we calculate Purchase Payment Interest, see Appendix D.

We may credit Purchase Payment Interest at rates other than those described above on Contracts sold to officers, directors and employees of the Company or its affiliates, registered representatives, and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. The Company expects to make a profit on Purchase Payment Interest from the mortality and expense risk charge.

We may also credit the Purchase Payment Interest rates described above using different Net Purchase Payment dollar amount thresholds. Any change in the Net Purchase Payment dollar amount thresholds will be offered to all Participants on a prospective basis.

See “Tax Provisions -- Qualified Retirement Plans,” if this Contract is to be purchased in connection with a tax qualified plan under Section 401(a) of the Code or a tax deferred annuity arrangement under Section 403(b) of the Code.

Variable Account Value

Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a “Valuation Period.” On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge and distribution fee) plus the applicable asset-based charge for certain optional benefits.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

Guarantee Periods may not always be available for allocation. (See “Fixed Account Options: The Guarantee Periods.”)

Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your Maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. Renewals are only available if we are currently offering Fixed Account options on the Renewal Date. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

●	written notice from you electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see “Transfer Privilege”).

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the Money Market Sub-Account.

These automatic transfers of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under “Transfer Privilege.”

Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies. See “Withdrawals, Withdrawal Charge and Market Value Adjustment.”

Transfer Privilege

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	at least 6 days must elapse between transfers to and from the Sub-Accounts;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any Optional Program. (See “Other Programs.”) At our discretion, we may waive some or all of these restrictions. Additional restrictions apply to transfers made under any of the Optional Living Benefits.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described under “WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT.” Under current law, there is no tax liability for transfers.

Requests for Transfers

You may request transfers in writing or by telephone. If the request is received before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be effective that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request, in good order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Participants. Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value. As described under “Transfer Privilege,” such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Participants. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges (including transfers to and from the Fixed Account) more narrowly than the policies described under “Transfer Privilege,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant's value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks. The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Participants may experience a different application of the policy and therefore may experience some of these risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Funds' Shareholder Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund's shares. These policies (the “Funds' Shareholder Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds' Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds' request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund's Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund's Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund's requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge, the mortality and expense risk charges, the administrative service fee, the distribution fee, or the annual Account Fee, credit additional amounts, grant bonus Guaranteed Interest Rates in certain situations, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “Withdrawals, Withdrawal Charge and Market Value Adjustment.”

Other Programs

You may participate in any of the following Optional Programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled “Transfer Privilege.”

Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually over time. You may elect to participate in dollar-cost averaging when you make any Purchase Payment to your Account prior to your Maximum Annuity Commencement Date. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.) Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically (including a portion of the Purchase Payment Interest) to one or more Sub-Accounts that you choose. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned (excluding Purchase Payment Interest).

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the $1,000 minimum investment limit.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the dollar-cost averaging program.

Asset Allocation

One or more asset allocation models may be available in connection with the Contract, at no extra charge. You may elect to participate in an asset allocation model at any time prior to your Maximum Annuity Commencement Date as long as we are still offering asset allocation models. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

Our asset allocation program consists of one or more asset allocation models that we may make available from time to time. You may participate in no more than one such model at a time. Each such asset allocation model represents a combination of Sub-Accounts with a different level of risk. Any asset allocation models, as well as the terms and conditions of this asset allocation program, are fully described in a separate brochure. We may add or delete such models in the future.

Our asset allocation models are “static.” That is to say, if you elect an asset allocation model, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, the models we are offering to new Contract purchasers will be reviewed annually to determine whether the investment objective of the model is being met in light of changing markets. Based upon this review, new models may be substituted for any existing models offered to new Contract purchasers. If so, any new models will only be offered to Contracts opened on or after the date the new model goes into effect or to Participants who elect an asset allocation model on or after that date. Participants of any existing asset allocation model will remain in that existing model and we will continue to rebalance their percentage allocations among the Sub-Accounts in that existing model. However, such Participants may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether any model you have selected is still appropriate for you.

Another asset allocation program that we offer involves your investment in a “Fund of Funds” structure, which permits you to invest in Funds that focus on the differing asset classes. Three Variable Sub-Accounts, SC Ibbotson Moderate Sub-Account, SC Ibbotson Balanced Sub-Account, and SC Ibbotson Growth Sub-Account, invest in three differing Fund of Funds investment options. The Fund of Funds differ in their allocations to asset classes that reflect differing risk characteristics of the Funds in which they invest, ranging from moderate conservative to moderate aggressive. This means the adviser of each Fund of Funds seeks to achieve its objective by investing in a portfolio of Funds which in turn invest in a variety of U.S. and foreign equity, fixed income and money market securities. The expenses of a Fund of Funds may be higher than a regular fund because of this two-tier structure. The investment objectives of the SC Ibbotson Moderate Fund, SC Ibbotson Balanced Fund, and SC Ibbotson Growth Fund are described in each Fund’s prospectus. Please contact your financial advisor for additional detail regarding asset allocation and these three Variable Sub-Accounts.

Systematic Withdrawal and Interest Out Program

You may select our Systematic Withdrawal Program or Interest Out Program at any time prior to your Maximum Annuity Commencement Date. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. Under the Interest Out Program, we automatically pay you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000. Limits on your systematic withdrawal may apply if you purchased an optional living benefit.

You may change or stop either program at any time, by written notice to us or other means approved by us.

Portfolio Rebalancing Program

You may select our Portfolio Rebalancing Program at any time prior to your Maximum Annuity Commencement Date. Under this program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

No transfers to or from any Guarantee Period are permitted while this program is in effect.

Secured Future Program

You may only elect to participate in the Secured Future Program on or before your Issue Date. We divide your initial Purchase Payment (and Purchase Payment Interest on that initial Purchase Payment) between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment and Purchase Payment Interest necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the initial Purchase Payment and Purchase Payment Interest will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment and Purchase Payment Interest (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen. Your Secured Future Program terminates at the end of the Guarantee Period and is not renewable into a new Guarantee Period. The Secured Future Program is not available when Guarantee Periods are not being offered. (See “The Fixed Account Options: The Guarantee Periods.”)

Travel Assistance Program

You are automatically enrolled in this program on your Open Date, if it has been approved in your state and by the firm through whom you purchased your Contract, unless you instruct us otherwise. The program will terminate when your Contract terminates, you change ownership of your Contract, or you instruct us to cancel your participation in the program. There is no charge for this program. We reserve the right to discontinue offering this program to new Contract purchasers at any time. We will provide Contract Owners with written notice of the program’s termination.

This program may provide some or all of the following services, provided by a third party we designate, when the person covered is 100 miles or more away from home:

●	Referral to an English-speaking doctor or hospital for medical consultation and evaluation
●	Hospital admission guarantee, assuming the covered person has applicable health coverage
●	Emergency evacuation, if necessary
●	Critical care monitoring of attending doctor/hospital
●	Medically supervised repatriation, if the person covered requires assistance returning home after hospitalization
●	Assistance in filling prescriptions, if required
●	Receipt and transmission of necessary emergency messages
●	Telephone counseling and referrals if the person covered experiences emotional trauma
●	Transportation to join a covered person who was traveling alone and will be hospitalized more than seven days
●	Transportation home for minor children left unattended by the covered person’s illness or injury
●	Legal and interpreter referrals
●	Return of mortal remains

The “person covered” is:

●	The Owner as identified in the Contract, if the Contract is owned by one or more individuals; or
●	The Annuitant as identified in the Contract, if the Contract is owned by a non-natural entity.

Ask your sales representative for the brochure that provides additional detail about the Travel Assistance Program.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see “Withdrawal Charge”), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see “Market Value Adjustment”). Withdrawals also may have adverse federal income tax consequences including a 10% penalty tax (see “Tax Provisions”). You should carefully consider these tax consequences before requesting a cash withdrawal.

Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: we start with your Account Value at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we calculate and then add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we calculate and then deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract, except as may be otherwise provided under the terms of any optional living benefit that you have elected.

Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will pay you the amount specified in your request adjusted by any applicable charges and/or MVA and then reduce the value of your Account by the gross amount of the withdrawal.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request. If you have elected “Build Your Portfolio,” withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds.

Withdrawals may significantly reduce any death benefit and/or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional living benefits and optional death benefits that appear elsewhere in this Prospectus (and in the Appendices hereto) for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, in good order, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See “Tax Provisions -- Tax-Sheltered Annuities.”)

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value -- which we call the “free withdrawal amount” -- before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn, PLUS the greater of:

●	your Contract's earnings (defined below) during the prior Account Year; and

●	10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year.

Any portion of the “free withdrawal amount” that you do not use in an Account Year is not cumulative; that is, it will not be carried forward or available for use in future years.

Your Contract's earnings during the prior Account Year are equal to:

●	the difference between your Account Value at the end of the prior Account Year and your Account Value at the beginning of the prior Account Year, minus

●	any Purchase Payments made during the prior Account Year, plus

●	any partial withdrawals and charges taken during the prior Account Year.

For an example of how we calculate the “free withdrawal amount,” see Appendix B.

Order of Withdrawal

When you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. We consider Purchase Payments that you have not already withdrawn (beginning with the oldest remaining Purchase Payment) to be withdrawn next. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be earnings and is not subject to a withdrawal charge.

Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the Account Year in which you made the Payment, but not the Account Year in which you withdraw it. Each Payment begins a new 7-year period and moves down the declining surrender charge scale as shown below at each Account Anniversary. Payments received during the current Account Year will be charged 8%, if withdrawn. On your next scheduled Account Anniversary, that Payment, along with any other Payments made during that Account Year, will be considered to be in their second Account Year and will have an 8% withdrawal charge. On the next Account Anniversary, these Payments will move into their third Account Year and will have a withdrawal charge of 7%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account. The Withdrawal Charge scale is as follows:

Number of Account Years Payment Has Been In Your Account	Withdrawal Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

For example, the percentage applicable to withdrawals of a Payment that has been in an Account for more than 2 Account Years but less than 3 will be 7% regardless of the issue date of the Contract.

The withdrawal charge will never be greater than 8% of the aggregate amount of Purchase Payments you make under your Contract.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals not Subject to Withdrawal Charge

Nursing Home Waiver

If approved by your state, we will waive the withdrawal charge for a full withdrawal if:

●	at least one year has passed since your Issue Date;

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and

●	your confinement to an eligible nursing home began after your Issue Date.

An “eligible nursing home” means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine.

Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

Other Withdrawals

We do not impose the withdrawal charge when you annuitize your Contract. We also do not impose the withdrawal charge on amounts we pay as a death benefit, except under the Cash Surrender method, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

Market Value Adjustments only apply to Contracts investing in the Fixed Account and are only applicable to Contracts that have allocated money to the Fixed Account Guarantee Period options that we make available from time to time.

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

(1 + I	)	N/12	- 1
1 + J + b

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b
is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The “b” factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and/or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $50 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:

●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% of your average daily Variable Account Value (including any portion of your Variable Account Value that has resulted from the crediting of any Purchase Payment Interest) during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account at an effective annual rate equal to 0.15% of your average daily Variable Account Value (including any portion of your Variable Account Value that has resulted from the crediting of any Purchase Payment Interest) during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from these charges. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.40% of your average daily Variable Account Value (including any portion of your Variable Account Value that has resulted from the crediting of any Purchase Payment Interest). We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to, (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract's Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefits and any optional living benefits will exceed the amount of the charges we deduct for those optional benefits; and (4) the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

For Contracts purchased prior to March 5, 2007, the rate of the mortality and expense risk charge is 1.60% (rather than 1.40%), if you were age 76 or older on the Contract's Open Date. Also, during the Income Phase of a Contract, the total insurance charges are at an annual rate of 1.70% of the average daily net value of the Contract invested in the Variable Account, regardless of your age on the Open Date.

Charges for Optional Benefits

You may only elect one of the currently available optional living benefits. If you elect an optional living benefit, we will deduct a charge from your Account Value on the last valuation day of each Account Quarter during the Accumulation Phase. The maximum amount of the charge depends upon the benefit you elect as shown in the following chart. (The chart shows the charges for the forms of optional living benefits that are currently being offered. For more information about these charges, as well as the charges for forms of optional living benefits that are no longer being offered but remain in force under currently outstanding Contracts, please see “FEES AND EXPENSES.”)

Living Benefits Currently Available	Maximum Charge per Account Year

Sun Income Riser	1.30% of the highest Withdrawal Benefit Base during the Account Year[1]
Income ON Demand III Escalator	1.30% of highest Fee Base during Account Year[2]

[1] The Withdrawal Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.
[2] The Fee Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.

If you elect the MAV optional death benefit, we will deduct, during the Accumulation Phase, a charge equal to 0.40% of your average daily Variable Account Value. (For more information about this charge, as well as the charges for forms of optional death benefits that are no longer being offered but remain in force under currently outstanding Contracts, please see “FEES AND EXPENSES.”)

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Participants. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

AVAILABILITY OF OPTIONAL LIVING BENEFITS

Optional living benefits are offered under your Contract. Currently, you may only elect to participate in any one of these living benefits at issue provided that it is available for sale through your sales representative in the state of issue and in the state where you reside. The following two optional living benefits (each one, a “New Living Benefit”) are available only on Contracts purchased on or after the "Date of Availability" as defined below:

Income ON Demand III Escalator (IOD III Escalator)
Sun Income Riser (SIR)

SIR may be appropriate if you need a set amount of income every year. However, if you can wait before withdrawing your annual income, we will increase your benefit base by an additional amount to maximize your future annual income.

IOD III Escalator may be appropriate if you need flexible income amounts from year to year. If you do not need a set amount each year, you may accumulate any income not taken to increase the amount of income you can take in later years.

Please note that you may only make Purchase Payments during the first Account Year under any of these optional living benefits.

With respect to each of the New Living Benefits, the Date of Availability is the later of August 17, 2009, and the date on which the New Living Benefit is first available for sale through your sales representative in the state of issue and in the state where you reside.  (In no event will the New Living Benefits be available to Contracts purchased prior to August 17, 2009.) For Contracts purchased pursuant to this Prospectus prior to the Date of Availability, the following two optional living benefits will be available:

Income ON Demand II Escalator (IOD II Escalator)
Retirement Income Escalator II (RIE II)

IOD II Escalator and RIE II will not be available after the Date of Availability. (For a description of IOD II Escalator and RIE II see Appendices O and N, respectively.) To see whether the New Living Benefits are available for sale to you, contact your sales representative or call (800) 752-7215.

Our obligations to you under any optional living benefits you select represent claims against our general account assets: i.e., all of our assets that are not allocated to any separate account.

OPTIONAL LIVING BENEFIT: SUN INCOME RISERSM

Currently, you may elect to participate in Sun Income Riser (“SIR”) on or before your Issue Date. SIR provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under SIR, the larger the guaranteed Annual Withdrawal Amount. To describe how SIR works, we use the following definitions:

Annual Withdrawal Amount:
The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Early Withdrawal:	Any withdrawal taken prior to your SIR Coverage Date.

Excess Withdrawal:	Any withdrawal taken after your SIR Coverage Date that exceeds your Annual Withdrawal Amount (or your Yearly Required Minimum Distribution Amount, if greater).

Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount.

SIR Bonus Base:
The amount on which bonuses are calculated. The SIR Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your SIR Coverage Date or any Excess Withdrawals (see “Excess Withdrawals” under “Withdrawals Under SIR”).

SIR Bonus Period:
A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” SIR (described below) during the SIR Bonus Period, the SIR Bonus Period is extended to ten years from the date of the step-up.

SIR Coverage Date:	Your Issue Date if you are at least age 59 at issue; otherwise, the first Account Anniversary after you attain age 59.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “SIR Fee” (see “Cost of SIR”).

You and Your:
The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under SIR with Single-Life Coverage” and “Death of Participant Under SIR with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

SIR may not be appropriate for all investors. Before purchasing SIR, you should carefully consider the following:

SIR may be appropriate for you if you are an investor who:

●	wants an opportunity for annual income to increase as you grow older.
●	wants a guaranteed stream of income for life without annuitizing, beginning on or after your SIR Coverage Date.
●	wants the option of joint-life coverage.
●	can defer withdrawals during your early Account Years to increase your benefit in later years.

SIR may be inappropriate for you if you are an investor who:

●	anticipates the need for Excess Withdrawals or Early Withdrawals.
●	wants to invest in funds other than a Designated Fund.
●	wants single-life coverage on a co-owned Contract.

SIR is inappropriate if you are an investor who:

●	wants to make additional Purchase Payments after the first Account Year.
●	is actively invested in contributory plans, because SIR prohibits any Purchase Payments after the first Account Anniversary.

You may combine SIR with the MAV optional death benefit. Upon annuitization, SIR and the MAV optional death benefit, if elected, automatically terminate.

You may elect to participate in SIR, provided that:

●	at issue, the optional living benefit is available for sale both in the state where the Contract is sold and in the state where you reside;

●
neither the oldest Participant nor the oldest Annuitant has attained age 86 on or before the date we receive your application (in the case of a non-natural Participant, the oldest Annuitant has not attained age 86 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the Designated Funds that we make available with SIR; and

●	you do not elect any other optional living benefit available under your Contract.

SIR allows you to withdraw a guaranteed amount of money each year, beginning on your SIR Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected). Your right to take withdrawals under SIR continues regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. After your SIR Coverage Date, the amount you can withdraw, in any one year, can be 4%, 5%, or 6% of your Withdrawal Benefit Base, depending upon your age (or the younger spouse's age in case of joint-life coverage) on the date of your first withdrawal.

In addition, if you make no withdrawals in an Account Year during your SIR Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 6% of your SIR Bonus Base. The SIR Bonus Period is a 10-year period commencing on your Issue Date. The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under SIR”), provided that the step-up occurs during the SIR Bonus Period.

If you are participating in SIR, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in SIR, all of your Account Value must be invested in one or more of the Designated Funds at all times during the term of SIR. (The “term” of SIR is for life, unless your Withdrawal Benefit Base is reduced to zero or SIR is terminated or cancelled as described under “Cancellation of SIR,” “Depleting Your Account Value,” and “Annuitization Under SIR.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “Designated Funds.”

Under SIR, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under SIR with Single-Life Coverage,” and “Death of Participant Under SIR with Joint-Life Coverage.”

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

●	increased by any applicable bonuses;

●	increased by any step-ups as described under “Step-Up Under SIR”;

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

●	decreased following any Early Withdrawals you take as described under “Early Withdrawals”; and

●	decreased following any Excess Withdrawals you take as described under “Excess Withdrawals”.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is first determined when you make your first withdrawal after your SIR Coverage Date and then on each subsequent Account Anniversary. Your Annual Withdrawal Amount is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. The Lifetime Withdrawal Percentage depends upon your age at the time you make your first withdrawal after your SIR Coverage Date as shown in the table below.

Your Age on the Date of the First Withdrawal After Your SIR Coverage Date*	Lifetime Withdrawal Percentage

59 - 64	4%
65 - 79	5%
80 or older	6%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

Your Lifetime Withdrawal Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above. (See “Step-Up Under SIR.”). An increase in the Lifetime Withdrawal Percentage will increase your Annual Withdrawal Amount.

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by Excess Withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How SIR Works

Each Account Year, beginning on your SIR Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.

If you defer taking any withdrawals in an Account Year during the SIR Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 6% of your SIR Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Withdrawal Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under SIR.” In the case of a fee increase, we will notify you in writing, in advance of your Account Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under SIR.”) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under SIR.” Note also that investing in any Fund, other than a Designated Fund, will cancel SIR, as described under “Cancellation of SIR.”

Here is an example of how SIR works.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in SIR with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your SIR Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your SIR Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. During the SIR Bonus Period, your Withdrawal Benefit Base will increase by 6% of your SIR Bonus Base each Account Year in which you do not take a withdrawal. By deferring your withdrawals during a SIR Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the SIR Bonus period is over, you will no longer be eligible for the 6% bonus each year and it may be in your interest to take the full Annual Withdrawal Amount each year. However, any withdrawal will reduce your Account Value as well as your chances of a higher Annual Withdrawal Amount through step-up. When to take withdrawals will depend upon your own situation. You should discuss your living benefit options with your financial advisor. (For convenience, assume that the investment performance on your underlying investments remains neutral throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your SIR Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new SIR Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your SIR Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000	$5,000	$0
2	$100,000	$106,000	$100,000	$5,300	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal when you are age 71 in Account Year 7. Using the above chart, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $7,750 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$132,500	$125,000	$6,625	$0
5	$125,000	$140,000	$125,000	$7,000	$0
6	$125,000	$147,500	$125,000	$7,375	$0
7	$125,000	$155,000	$125,000	$7,750	$7,750
8	$117,250	$155,000	$125,000	$7,750	$7,750

Assume in Account Year 9, you defer taking a withdrawal. Your Withdrawal Benefit Base will increase by $7,500 which is 6% of your SIR Bonus Base ($125,000). Your new Annual Withdrawal Amount will be set equal to $8,125, which is 5% of your new Withdrawal Benefit Base ($162,500), as shown below:

9	$109,500	$155,000	$125,000	$7,750	$0
10	$109,500	$162,500	$125,000	$8,125	$8,125

Assume that in Account Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the SIR Bonus Period, as your SIR Bonus Period ends 10 years after the previous step-up.

11	$101,375	$162,500	$125,000	$8,125	$8,125
12	$93,250	$162,500	$125,000	$8,125	$8,125
13	$85,125	$162,500	$125,000	$8,125	$8,125
14	$77,000	$162,500	$125,000	$8,125	$0
15	$77,000	$162,500	$125,000	$8,125	$8,125

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount during the SIR Bonus Period due to the bonus and the potential for step-ups. In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

Withdrawals Under SIR

Withdrawals After the SIR Coverage Date

Starting on your SIR Coverage Date and continuing to your Annuity Commencement Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charges”);

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Tax Issues Under Optional Living Benefits”); and

●	your Annual Withdrawal Amount.

The previous example shows withdrawals taken after your SIR Coverage Date. Because they do not exceed your Annual Withdrawal Amount (or your Required Minimum Distribution amount, if higher), the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. The withdrawals in the above example are not subject to any withdrawal charges because they do not exceed any of the following:

●	your free withdrawal amount permitted under this Contract,
●	your Yearly Required Minimum Distribution Amount, or
●	your Annual Withdrawal Amount.

If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

Excess Withdrawals

If you take an Excess Withdrawal, your SIR Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulae:

Your new SIR Bonus Base =	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base =	WBB x	(	AV - WD	)
AV - AWA

Where:
	BB =	Your SIR Bonus Base immediately prior to the Excess Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

	AWA =	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your SIR Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $7,750 Annual Withdrawal Amount. After your second withdrawal, your SIR Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new SIR Bonus Base	=	$125,000	x	$121,000 – $6,000
				$121,000 – ($7,750 – $4,000)

	=	$125,000	x	$115,000
				$117,250

	=	$125,000	x	0.98081

	=	$122,601

Your new Withdrawal Benefit Base	=	$155,000	x	$121,000 – $6,000
				$121,000 – ($7,750 – $4,000)

	=	$155,000	x	$115,000
				$117,250

	=	$155,000	x	0.98081

	=	$152,026

Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base, or $7,601.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your SIR Bonus Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your SIR Coverage Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and your SIR Bonus Base and your Withdrawal Benefit Base will be reduced using the following formulae:

Your new SIR Bonus Base	=	BB x	(	AV – WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV – WD	)
AV

Where:
	BB =	Your SIR Bonus Base immediately prior to the Early Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in SIR with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your SIR Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 6% of your SIR Bonus Base each year in which you do not take a withdrawal. Your SIR Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59). Any withdrawals you take prior to that time will be Early Withdrawals.

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your SIR Bonus Base to $125,000.

Assume that, in Account Year 7, your Account Value has grown to $130,000 and you withdraw $10,000. Because you are age 51 (and younger than age 59), this is an Early Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount		Withdrawals

1	$100,000	$100,000	$100,000	$0		$0
2	$100,000	$106,000	$100,000	$0		$0
3	$125,000	$125,000	$125,000	$0		$0
4	$125,000	$132,500	$125,000	$0		$0
5	$125,000	$140,000	$125,000	$0		$0
6	$125,000	$147,500	$125,000	$0		$0
7	$130,000	$155,000	$125,000	$0		$10,000

At this point, your SIR Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new SIR Bonus Base			=	$125,000	x	$130,000 – $10,000
						$130,000

			=	$125,000	x	$120,000
						$130,000

			=	$125,000	x	0.92308

			=	$115,385

Your new Withdrawal Benefit Base			=	$155,000	x	$130,000 – $10,000
						$130,000

			=	$155,000	x	$120,000
						$130,000

			=	$155,000	x	0.92308

			=	$143,077

Your Annual Withdrawal Amount will still be $0 because you have not reached your SIR Coverage Date.

You should be aware that Early Withdrawals could severely reduce, and even terminate, your benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under SIR, any withdrawal before you reach age 59½ could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Excess Withdrawal or an Early Withdrawal, then your Withdrawal Benefit Base and the SIR Bonus Base will each also be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with SIR, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will end, but your right to receive an annual withdrawal amount will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of SIR

If you elect SIR, we will deduct a quarterly fee from your Account Value (“SIR Fee”). The SIR Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The SIR Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.2750% of your Withdrawal Benefit Base on the last day of the Account Quarter if you elected single-life coverage (0.3250% for joint-life coverage). The maximum SIR Fee you can pay in any one Account Year is equal to 1.10% of the highest Withdrawal Benefit Base at any point in that Account Year if you elected single-life coverage (1.30% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the SIR Fee on newly issued Contracts.

Your SIR Fee will not change during an Account Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your SIR Fee.

●	If you make a withdrawal before your SIR Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your SIR Fee.

However, on each Account Anniversary, we determine whether favorable investment performance of the Designated Funds may cause the Withdrawal Benefit Base to increase as described under “Step-Up Under SIR.” If your Withdrawal Benefit Base increases because of favorable investment performance, your SIR Fee will also increase because it is recalculated on each Account Anniversary based upon your highest Withdrawal Benefit Base during that Account Year.

We will continue to deduct the SIR Fee until you annuitize your Contract, your Account Value reduces to zero, or your SIR is terminated or cancelled as described under “Cancellation of SIR”.

We reserve the right to make special offers from time to time. Specifically, we reserve the right to waive the SIR Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.

Step-Up Under SIR

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your SIR Bonus Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●	Your Account Value must be greater than your current Withdrawal Benefit Base (increased by any 6% bonus during the SIR Bonus Period).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the SIR Fee on newly issued Contracts. If we are no longer issuing Contracts with SIR, then the percentage rate we use to calculate your SIR Fee will be set based upon current market conditions at that time.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your SIR Fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base and your SIR Bonus Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your SIR Fee and step-up your Withdrawal Benefit Base and SIR Bonus Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Withdrawal Benefit Base and SIR Bonus Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Withdrawal Benefit Base and SIR Bonus Base to an amount equal to the Account Value, if such amount exceeds your current Withdrawal Benefit Base (adjusted for any applicable 6% bonus increases). If the step-up occurs during the SIR Bonus Period, your SIR Bonus Period will renew for another 10-year period commencing at the time of step-up.

If your Lifetime Withdrawal Percentage has already been determined and your age at the time of step-up coincides with a higher percentage as shown in the table below, your Lifetime Withdrawal Percentage will increase. After the step-up, your Annual Withdrawal Amount will be your Lifetime Withdrawal Percentage multiplied by your new Withdrawal Benefit Base as follows:

Your Age at Step-up*	Lifetime Withdrawal Percentage

59 - 64	4%
65 - 79	5%
80 or older	6%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

After a step-up, your Annual Withdrawal Amount will be equal to your new Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Here is an example of how we calculate a step-up under SIR:

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in SIR with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Assume that no withdrawals are taken and, therefore, your Withdrawal Benefit Base will increase annually by 6% of your SIR Bonus Base during your SIR Bonus Period. Assume further that no additional Purchase Payments are made, and, because of good investment performance of the Designated Fund during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your SIR Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$106,000	$100,000	$5,300	0
3	$125,000	$125,000	$125,000	$6,250	0
4	$125,000	$132,500	$125,000	$6,625	0
5	$125,000	$140,000	$125,000	$7,000	0
6	$125,000	$147,500	$125,000	$7,375	0
7	$125,000	$155,000	$125,000	$7,750	0

Going forward, your new SIR Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your SIR Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up).

The above example assumes that you are age 65 at issue, so that your Lifetime Withdrawal Percentage is 5%. Assume instead you are age 79 at issue and have attained age 80 on your first Account Anniversary. When your Withdrawal Benefit Base steps-up to $125,000, your new Lifetime Withdrawal Percentage is 6% since you had attained age 80 by your first Account Anniversary. Your Annual Withdrawal Amount is now $7,500.

Joint-Life Coverage

On the Issue Date, you have the option of electing SIR with single-life coverage or, for a higher SIR Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while SIR is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while SIR is in effect. Whereas single-life coverage provides annual withdrawals under SIR only until any Participant dies, joint-life coverage provides annual withdrawals under SIR for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, including SIR, ends. To take annual withdrawals under SIR’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Participant Under SIR with Joint-Life Coverage.”

If you have elected joint-life coverage, the SIR Coverage Date will be your Issue Date if the younger spouse is at least age 59 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59 if the younger spouse is less than age 59 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, Early Withdrawals will be determined based upon this definition of your SIR Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the SIR Coverage Date, as shown in the table below.

Age of Younger Spouse on Date of the First Withdrawal After Your SIR Coverage Date	Lifetime Withdrawal Percentage

59 - 64	4%
65 - 79	5%
80 or older	6%

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Once your Annual Withdrawal Amount is calculated, the Lifetime Withdrawal Percentage will not change except if a step-up occurs as described under “Step-Up Under SIR.” The Lifetime Withdrawal Percentage will then be reset, if higher, to the percentage for then attained age of the younger spouse.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, SIR benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as SIR is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under SIR can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of SIR

Should you decide that SIR is no longer appropriate for you, you may cancel SIR at any time. Upon cancellation, all benefits and charges under SIR shall cease. Once cancelled, SIR cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” SIR will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

SIR will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS.”

A change of ownership of the Contract may also cancel your benefits under SIR.

Death of Participant Under SIR with Single-Life Coverage

If you selected single-life coverage, SIR terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new SIR benefit on the original Contract (assuming that your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

●	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount;

●	the new percentage rate used to calculate the SIR Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the SIR Fee;

●	the new Withdrawal Benefit Base and the new SIR Bonus Base will each be equal to the Account Value after any Death Benefit has been credited;

●	the new Lifetime Withdrawal Percentage will be based on the age of the surviving spouse; and

●	a new SIR Bonus Period begins.

Note that single-life coverage may be inappropriate on a co-owned Contract, because all living benefits will end on the death of any Participant. Note also that Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance”) or any living benefits under the Contract. Co-owners who are not spouses should, therefore, discuss with their financial advisor whether a living benefit is appropriate for them.

Death of Participant Under SIR with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in SIR, the provisions of the section titled “Death of Participant Under SIR with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, SIR will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the SIR Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

●	the Withdrawal Benefit Base and the SIR Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under SIR”);

●
if withdrawals under SIR have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the SIR Coverage Date;

●	if withdrawals under SIR have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Participant; and

●	the SIR Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including SIR, will terminate.

If you purchased joint-life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under SIR

Under the terms of SIR, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value.”

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as SIR. For a discussion of some of these provisions, please refer to “TAX ISSUES UNDER OPTIONAL LIVING BENEFITS” and “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits.”

OPTIONAL LIVING BENEFIT: Income ON Demand® III Escalator

Currently, you may elect to participate in Income ON Demand III Escalator (“IOD III Escalator”) on or before your Issue Date. To describe how IOD III Escalator works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Yearly Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your “IOD III Escalator Fee” (see “Cost of IOD III Escalator”).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD III Escalator.

Lifetime Income Percentage:	The percentage used to calculate your Annual Income Amount.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD III Escalator.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:
The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under the sections entitled “Death of Participant Under IOD III Escalator with Single-Life Coverage” and “Death of Participant Under IOD III Escalator with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

IOD III Escalator may not be appropriate for all investors. Before purchasing IOD III Escalator, you should carefully consider the following:

IOD III Escalator may be appropriate if you are an investor who:

●	wants a stream of income for life beginning after the First Withdrawal Date.
●	wants an opportunity for the annual income to increase as you grow older.
●	wants the flexibility to store or bank income for later years, rather than taking a specified percentage every year.
●	wants the option of joint-life coverage.
●	wants to start accruing benefits by storing or banking income as early as age 50 and can wait until the First Withdrawal Date to begin receiving that income.

IOD III Escalator may be inappropriate if you are an investor who:

●	anticipates the need for Excess Withdrawals or Early Withdrawals.
●	wants to invest in funds other than a Designated Fund.
●	is significantly younger than 50 on the Issue Date, because IOD III Escalator does not begin to accrue lifetime benefits until you are age 50.
●	wants single-life coverage on a co-owned Contract.

IOD III Escalator is inappropriate if you are an investor who:

●	wants to make additional Purchase Payments after the first Account Year.
●	is actively invested in contributory plans, because IOD III Escalator prohibits any Purchase Payments after the first Account Anniversary.

You may combine IOD III Escalator with the MAV optional death benefit. Upon annuitization, IOD III Escalator and the MAV optional death benefit, if elected, automatically terminate.

You may elect to participate in IOD III Escalator, provided that:

●	at issue, the optional living benefit is available for sale both in the state where the Contract is sold, and in the state where you reside;

●
neither the oldest Participant nor the oldest Annuitant has attained age 86 on or before the date we receive your application (in the case of a non-natural Participant, the oldest Annuitant has not attained age 86 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the Designated Funds that we make available with IOD III Escalator; and

●	you do not elect any other optional living benefit available under your Contract.

IOD III Escalator allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The guaranteed annual amount you can withdraw, in any one year, can be 4%, 5%, or 6% of your Income Benefit Base depending upon your age. Whereas Sun Income Riser may be appropriate if you need a set amount of income every year, IOD III Escalator is more appropriate if you need flexible income amounts from year to year. Under IOD III Escalator, if you forgo withdrawing all or any part of your Annual Income Amount in any one year, that amount will be stored or banked in the Stored Income Balance for use in later years. In any future year, you may take more than your Annual Income Amount by drawing from that amount which you have stored or banked. Thus, in future years, you can take your full Annual Income Amount plus all or a portion of that amount which you have stored or banked.

If you are participating in IOD III Escalator, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in IOD III Escalator, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD III Escalator. (The term of IOD III Escalator is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD III Escalator are terminated or cancelled as described under “Cancellation of IOD III Escalator,” “Depleting Your Account Value,” and “Annuitization Under IOD III Escalator.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “Designated Funds.”

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD III Escalator with Single-Life Coverage” and “Death of Participant Under IOD III Escalator with Joint-Life Coverage.”

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD III Escalator”;

●	increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD III Escalator Works”;

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	decreased following any Early Withdrawals you take, as described under “Early Withdrawals”; and

●	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals”.

Determining Your Annual Income Amount

Your Annual Income Amount is first determined at the beginning of your Stored Income Period and then on each subsequent Account Anniversary. Your Annual Income Amount is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage. The Lifetime Income Percentage depends upon your age at the beginning of your Stored Income Period as shown in the table below.

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage

50 - 64	4%
65 - 79	5%
80 or older	6%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

Your Lifetime Income Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above. (See “Step-Up Under IOD III Escalator.”). An increase in the Lifetime Income Percentage will increase your Annual Income Amount.

Your Annual Income Amount will also change with any change to your Income Benefit Base as described under “Determining Your Income Benefit Base”.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (your Lifetime Income Percentage multiplied by your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

●	increased by your Lifetime Income Percentage multiplied by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

●	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

●	decreased to $0 if you take an Excess Withdrawal;

●	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

●	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described under “How IOD III Escalator Works”).

How IOD III Escalator Works

Under the terms of IOD III Escalator, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. IOD III Escalator also provides the opportunity to increase your Annual Income Amount if your Lifetime Income Percentage increases as you grow older. (Your Lifetime Income Percentage will only increase if you step-up after you reach certain specified ages.) If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn; and

●	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

●	your new Annual Income Amount on your next Account Anniversary will equal your Lifetime Income Percentage multiplied by your new Income Benefit Base.

Here is an example of how IOD III Escalator works.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD III Escalator with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under IOD III Escalator.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD III Escalator as described under “Cancellation of IOD III Escalator.”

Withdrawals Under IOD III Escalator

Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the previous example.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract;

●	your Stored Income Balance; or

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Tax Issues Under Optional Living Benefits”).

Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance (or your Yearly Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal:

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$50,000	$0
6	$40,000	$61,538	$3,077	$0	$3,077
7	$40,000	$61,538	$3,077	$0	$6,154
8	$40,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 – $50,000)	= $61,538
$90,000 – $25,000

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulae:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance =	SB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD III Escalator, any withdrawal before your First Withdrawal Date could have state and federal income tax liability. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD III Escalator, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to your Lifetime Income Percentage multiplied by your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described under “Death of Participant Under IOD III Escalator with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to certain state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD III Escalator

If you elect IOD III Escalator, we will deduct a quarterly fee from your Account Value (“IOD III Escalator Fee”). The IOD III Escalator Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2750 % of your Fee Base on that day, if you elected single-life coverage (0.3250% for joint-life coverage). On an annual basis, the IOD III Escalator Fee is equal to 1.10% of your Fee Base if you elected single-life coverage (1.30% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD III Escalator Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount (if any) for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD III Escalator Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD III Escalator Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD III Escalator with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year except as otherwise stated.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD III Escalator Fee will not change during an Account Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD III Escalator Fee.

●	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD III Escalator Fee.

In addition, on your Account Anniversary, the IOD III Escalator Fee may also change, if we increase the percentage used to calculate the IOD III Escalator Fee as described under “Step-Up Under IOD III Escalator.”

The investment performance of the Designated Funds will not affect your IOD III Escalator Fee during an Account Year. However, as stated under “Step-Up Under IOD III Escalator,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD III Escalator Fee.

We will continue to deduct the IOD III Escalator Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD III Escalator are cancelled as described under “Cancellation of IOD III Escalator”.

Step-Up Under IOD III Escalator

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your Account Value minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD III Escalator Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD III Escalator, then the percentage rate we use to calculate your IOD III Escalator Fee will be set based upon current market conditions at that time.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD III Escalator Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD III Escalator Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to your Account Value less your Stored Income Balance, if any, provided that such amount exceeds your current Income Benefit Base. Here is an example of how step-up works under IOD III Escalator:

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD III Escalator with single-life coverage and do not take any withdrawals. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

Assume that your Account Value grows to $103,000 by the end of Account Year 1. Because your Account Value minus your Stored Income Balance ($103,000 - $5,000) is less than your current Income Benefit Base, you will not step-up.

Assume further that your Account Value grows to $113,000 by the end of Account Year 2. Because your Account Value minus your Stored Income Balance ($113,000 - $10,000) is greater than your current Income Benefit Base ($100,000), you will step-up. Your new Income Benefit Base will equal your Account Value minus your Stored Income Balance ($103,000). Your new Annual Income Amount will be $5,150 (5% of your new Income Benefit Base).

Assume further that your Account Value grows to $125,150 by the end of Account Year 3. Because your Account Value minus your Stored Income Balance ($125,150 - $15,150) is greater than your current Income Benefit Base ($103,000), you will step-up again. Your new Income Benefit Base will equal your Account Value minus your Stored Income Balance ($110,000). Your new Annual Income Amount will be $5,500 (5% of your new Income Benefit Base).

Account Year	Account Value End of Year	Stored Income Balance Beginning of Year	Income Benefit Base End of Year	Annual Income Amount End of Year	Withdrawals

1	$103,000	$5,000	$100,000	$5,000	0
2	$113,000	$10,000	$103,000	$5,150	0
3	$125,150	$15,150	$110,000	$5,500	0

Your Lifetime Income Percentage will increase if your age at the time of step-up coincides with a higher percentage as shown below. After the step-up, your Annual Income Amount will be your Lifetime Income Percentage multiplied by your new Income Benefit Base. Your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage

50 - 64	4%
65 - 79	5%
80 or older	6%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

The above example assumes that you are age 65 at issue, so your Lifetime Income Percentage is set to 5%. Assume instead you are age 77 at issue and have attained age 80 by the end of Account Year 3. When your Income Benefit Base steps-up to $110,000 your new Lifetime Income Percentage is 6% since you are now age 80. Your Annual Income Amount is now $6,600 and your Stored Income Balance becomes $21,750 at the beginning of Account Year 4.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD III Escalator with single-life coverage or, for a higher IOD III Escalator Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary Beneficiary on the Issue Date and remains the sole primary Beneficiary while IOD III Escalator is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD III Escalator is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD III Escalator with Joint-Life Coverage”.

If you have elected joint-life coverage, the Stored Income Period will be your Issue Date if the younger spouse is at least age 50. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 50 if the younger spouse is less than age 50 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59. The Lifetime Income Percentage will be based on the age of the younger spouse, as shown in the table below.

Age of Younger Spouse at Step-up	Lifetime Income Percentage

50 - 64	4%
65 - 79	5%
80 or older	6%

The Lifetime Income Percentage may increase, in the future, if the age of the younger spouse at time of step-up coincides with a higher percentage as shown in the above table.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD III Escalator continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to accumulate income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD III Escalator

Should you decide that IOD III Escalator is no longer appropriate for you, you may cancel IOD III Escalator at any time. Upon cancellation, all benefits and charges under IOD III Escalator shall cease. Once cancelled, IOD III Escalator cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” IOD III Escalator will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD III Escalator will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS.”

A change in ownership may also cancel your benefits under IOD III Escalator.

Death of Participant Under IOD III Escalator with Single-Life Coverage

If you elected single-life coverage, IOD III Escalator terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD III Escalator benefit on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●
the new percentage rate used to calculate the IOD III Escalator Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD III Escalator Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited;

●	the new Lifetime Income Percentage will be based on the age of the surviving spouse; and

●	the new Stored Income Balance will be reset to zero.

Note that single-life coverage may be inappropriate on a co-owned Contract, because all living benefits will end on the death of any Participant. Note also that Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance”) or any living benefits under the Contract. Co-owners who are not spouses should, therefore, discuss with their financial advisor whether a living benefit is appropriate for them.

Death of Participant Under IOD III Escalator with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD III Escalator, the provisions of the section titled “Death of Participant Under IOD III Escalator with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD III Escalator will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance will remain unchanged;

●	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD III Escalator”);

●
if the Stored Income Period has not yet begun, the Lifetime Income Percentage will be determined when the Stored Income Period begins (i.e., on the first Account Anniversary following the date the younger spouse attains (or would have attained) age 50);

●	if the Stored Income Period has already begun, the Lifetime Income Percentage will be the Lifetime Income Percentage that applied to the Contract prior to the death of the Participant;

●	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by the Lifetime Income Percentage; and

●	the percentage rate of the IOD III Escalator Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD III Escalator, terminates.

If you purchased joint-life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD III Escalator

Under the terms of IOD III Escalator, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than the Lifetime Income Percentage multiplied by your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value.”

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD III Escalator. For a discussion of some of these provisions, please refer to “TAX ISSUES UNDER OPTIONAL LIVING BENEFITS” and “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits.”

DESIGNATED FUNDS

To participate in an optional living benefit, all of your Account Value must be invested only in Designated Funds at all times during the term of your optional living benefit.

The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Models	Funds (continued)
90/10 Masters Model[1,2]	Fidelity® Variable Insurance Products Fund Freedom 2015 Portfolio -
80/20 Masters Model[2,3]	Service Class 2
Build Your Portfolio	Fidelity® Variable Insurance Products Fund Freedom 2020 Portfolio -
Service Class 2
Dollar-Cost Averaging Program Options	Fidelity® Variable Insurance Products Balanced Portfolio -
6-Month DCA Guarantee Option	Service Class 2
12-Month DCA Guarantee Option	MFS® Total Return Portfolio - S Class
PIMCO Global Multi-Asset Portfolio - Advisor Class[2]
Funds	AllianceBernstein Balanced Wealth Strategy Fund - Class B2
SC Ibbotson Growth Fund - S Class[2]	Universal Institutional Funds Inc. Equity and Income
SC Ibbotson Balanced Fund - S Class[2]	Portfolio - Class II2
SC Ibbotson Moderate Fund - S Class[2]	BlackRock Global Allocation V.I. - Class 3[2]
Huntington VA Balanced Fund[4]
1 Not available for investment to Contracts purchased on or after February 17, 2009.
2 Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.
3 Not available for investment to Contracts purchased on or after August 17, 2009.
4 Only available for investment to Contracts purchased through a Huntington Bank representative.

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our “build your portfolio” program. That portfolio model and the “build your portfolio” program are described in “BUILD YOUR PORTFOLIO” and in “APPENDIX Q -- BUILD YOUR PORTFOLIO.”

If you elected to participate in Income ON Demand II (“IOD II”), Income ON Demand II Escalator (“IOD II Escalator”), Income ON Demand II Plus (“IOD II Plus”), Retirement Income Escalator II (“RIE II”), Income ON Demand III Escalator (“IOD III Escalator”), or Sun Income Riser (“SIR”) and are invested in more than one Designated Fund, we will automatically transfer assets among your Designated Funds to maintain the percentage allocation you selected. We will make these transfers on a quarterly basis.

If you purchased Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income ON Demand (“IOD”), Retirement Income Escalator (“RIE”), or Retirement Asset Protector, and you are invested in more than one Designated Fund, we will not automatically transfer your assets among your Designated Funds to maintain the percentage allocation you selected, unless you have instructed us to do so.

We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund. Written notice will be provided to Contract Owners whenever a fund is no longer considered to be a Designated Fund. If you are invested in a Designated Fund at the time we declare the Fund to no longer be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a living benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction. If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into one or more of the current Designated Fund(s) if you want to make subsequent Purchase Payments or any additional transfers. (Note that this restriction does not apply to automatic portfolio rebalancing.) We also reserve the right to close Funds only to new Contracts. We will, however, revise the prospectus to give notice to prospective investors of the closing of any Fund. If a Designated Fund is closed only to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.

Note that, on IOD, IOD II, IOD II Plus, IOD II Escalator, RIE, RIE II, IOD III Escalator, and SIR, we have reserved the right to allow step-ups only if your Account Value is invested in a Fund that has been declared by us to be a Designated Fund. In such case, if you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you may have to transfer into a current Designated Fund before a step-up can occur. If you decide not to transfer into a current Designated Fund and forgo step-up, then your living benefit will continue with all of the benefits except for step-up.

BUILD YOUR PORTFOLIO

Among the choices of Designated Funds is a selection of funds (“portfolio model”) that you design yourself using certain broad guidelines that we provide. To “build your portfolio,” you pick funds from the asset classes available at that time. Altogether you must choose at least three funds but no more than 18 funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the asset classes altogether must total 100%. A chart showing the Funds available in each asset class and the percentage range assigned to each asset class is included in Appendix Q.

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See “Transfer Privilege,” “Short-Term Trading,” and “Funds' Shareholder Trading Policies.”) Withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds. Any additional Purchase Payments will be allocated proportionally to your current Fund selection. At any time you can change your Fund selection by providing new allocation instructions. (Under the terms of the living benefits, however, there are certain limits on the times when you can make additional Purchase Payments.) Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the Funds over the prior quarter.

If at any time, a fund is closed to new business, no new payments or transfers into the fund will be permitted. However, portfolio rebalancing of the fund will continue. To make a payment into your portfolio model after a fund within the model has been closed, you must redesign your portfolio model without the closed fund. Your entire Account Value will then be reallocated to your new portfolio model.

TAX ISSUES UNDER OPTIONAL LIVING BENEFITS

If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit might increase the taxable portion of any withdrawal you make from the Contract.

If your Contract is a Qualified Contract, the retirement plan governing that Qualified Contract may be subject to certain Required Minimum Distribution (“RMD”) provisions imposed by the Internal Revenue Code (the “Code”) and IRS regulations (collectively, the “Federal Tax Laws”). These RMD provisions require that a yearly amount be distributed from the retirement plan beginning generally in the calendar year in which you attain age 70½. Your failure to withdraw your yearly RMD amount from your retirement plan could result in adverse tax treatment. Because for certain retirement plans we do not know what assets are held by the plan, we assume for all plans that the Qualified Contract is the only asset and we determine a yearly RMD amount for only this Contract (“Yearly RMD Amount”).

Please refer to “Tax Provisions - Impact of Optional Death Benefits and Optional Living Benefits” for more information regarding these and other tax issues that you should consider before electing to participate in an optional living benefit.

Tax Issues Under Sun Income Riser

When you elect to participate in SIR, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under SIR, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in SIR, we reduce your Account Value dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under SIR will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or SIR Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Withdrawal Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

Tax Issues Under Income ON Demand III Escalator

When you elect to participate in IOD III Escalator, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD III Escalator, as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in IOD III Escalator, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we may pay the death benefit to the surviving Participant, if any, or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Person.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Open Date, the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)
your total Adjusted Purchase Payments (Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal)) as of the Death Benefit Date. See “Calculating the Death Benefit.” Because of the way that Adjusted Purchase Payments are computed, when the Account Value is less than the Adjusted Purchase Payments, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

If you were 86 or older on your Open Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit

Subject to availability in your state, you may enhance the “basic death benefit” by electing the following optional death benefit. You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit . (For a description of this charge, see “Charges for Optional Benefits.”) The benefit is available only if you are younger than age 75 on the Open Date. The optional death benefit election may not be changed after the Contract's Issue Date. The death benefit will be adjusted for all partial withdrawals as described in this Prospectus under the heading “Calculating the Death Benefit.”

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of the optional benefit to you. Please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” for more information regarding tax issues that you should consider before electing these optional benefits.

Maximum Anniversary Account Value (“MAV”)

Under MAV, the death benefit will be the greater of:

●	the amount payable under the basic death benefit above, or

●
your Highest Account Value on any Account Anniversary before the Covered Person's 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the Highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous Highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted Highest Account Value, the current Account Value will become the new Highest Anniversary Account Value.

Spousal Continuance

Under an individually-owned Contract, if you are the Covered Person and your spouse is the sole Beneficiary, upon your death, your spouse may elect to continue the Contract by becoming the new Participant and new Covered Person, rather than receive the death benefit amount. Under a co-owned Contract, if you and your spouse are the Covered Persons and sole Beneficiaries, upon the death of either you or your spouse, the surviving spouse may continue the Contract as the sole Participant and sole Covered Person. In either case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount. (See “The Basic Death Benefit” or, if applicable, the “Optional Death Benefit.”) . All Contract provisions, including, if elected, the optional death benefit (subject to the optional death benefit age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the surviving spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of “The Basic Death Benefit” or the optional death benefit, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. Because of the way these adjustments are computed, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

Rather than receiving the death benefit, the Beneficiary may elect to annuitize, to defer annuitization, or to continue the Contract. In such case, if the death benefit amount payable under the Contract is greater than your Account Value, we will increase the Account Value to equal the death benefit amount. Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). If a surviving spouse, as the named Beneficiary, elects to continue the Contract after the Covered Person's death, the surviving spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period, if we are then currently offering Fixed Account options.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under “The Income Phase -- Annuity Provisions.”

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Annuity Mailing Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see “Spousal Continuance.”

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within seven days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE -- ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described under the Annuity Option you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant's death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”) You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “Withdrawals, Withdrawal Charge and Market Value Adjustment.”)

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the “Payee.” If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first Account Anniversary.

●
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday (“Maximum Annuity Commencement Date”). If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date by sending us written notice, in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70½ (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70½).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Note that if the Annuitant dies prior to the end of the first month after the Annuity Commencement Date, only one annuity payment will be made.

Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 10 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Option may not be changed once annuity payments begin.

Amount of Annuity Payments

Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for annuitization units which have annual insurance charges of 1.70% of your average daily net assets, regardless of your age on the Issue Date. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See “Annuity Payment Rates.”

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment, which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment, will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See “Annuity Payment Rates.”

Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. Any such exchanges may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds' Shareholder Trading Policies”). The applicability of the Funds' Shareholder Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this prospectus under “Funds' Shareholder Trading Policies.” For the reasons discussed there, you should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change (see “Other Contract Provisions -- Modification”).

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person's death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification, in good order. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Participant. The amount payable on the death of the new Participant will be the Surrender Value.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, according to the voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee (that is the Annuitant or Beneficiary entitled to receive benefits) is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable. Because of this method of proportional voting, a small number of Contract Owners may determine the outcome of a shareholder vote.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and under the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights to persons who may have such rights under plans, other than rights afforded under the Investment Company Act of 1940, or any duty to inquire as to the instructions received by Owners, Participants or others, or the authority of any such persons to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges, negative market value adjustments, and federal taxes on withdrawals), minimum distributions, death benefit payments, transfers (excluding dollar-cost averaging transfers) and living benefit credits or refunds. Such confirmations will be sent within two business days after the transaction occurs.

In addition, within five business days after each calendar quarter, we will send you a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, step-ups credited on living benefits, and annual contract fees assessed.
We will also send you annual and semi-annual reports of the Funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address as shown on the cover of this Prospectus, within 10 days or longer if allowed by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. (Information about your right to return period can be found on the first page of your Contract or prominently displayed in an endorsement to your Contract. You can also obtain information about your right to return period by contacting your sales representative.) When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value less the Adjusted Purchase Payment Interest. The Adjusted Purchase Payment Interest that may be deducted is equal to the lesser of:

●	the portion of the Account Value that is attributable to any Purchase Payment Interest, and

●	all Purchase Payment Interest.

This means you receive any gain on Purchase Payment Interest and we bear any loss. If applicable state law requires return of Purchase Payments, we will return the greater of (1) your Surrender Value or (2) the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.

TAX PROVISIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Provisions

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax provisions affecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Provisions.”

Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase an annuity should be based on the assumption that the purchase of an annuity is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the contract is not affected by the Participant's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the Participant's investment in the Contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract. In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Participant 's spouse), the Participant must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59½, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an individual retirement annuity “IRA” and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your surviving spouse Beneficiary may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a Participant from being treated as the owner of separate account assets under an “owner control” test. If a Participant is treated as the owner of separate account assets for tax purposes, the Participant would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable Participant will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Qualified Retirement Plans

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

In evaluating whether the Contract is suitable for purchase in connection with a tax qualified plan under Section 401(a) of the Code or a tax-sheltered annuity arrangement under Section 403(b) of the Code, the effect of the Purchase Payment Interest provisions on the plan's compliance with the applicable nondiscrimination requirements should be considered. Violation of the nondiscrimination rules can cause a plan to lose its tax-qualified status under the Code and could result in the full taxation of participants on all of their benefits under the plan. Violation of the nondiscrimination rules might also result in a liability for additional benefits being paid to certain plan participants. Employers intending to use the Contract in connection with such plans should consult with a qualified tax professional.

Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities (“TSA”).

Effective October 1, 2008, we stopped issuing any new TSAs, including Texas Optional Retirement Program annuities. After December 31, 2008, we no longer accepted any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations became effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan. You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when you attain age 59½, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10% federal income tax penalty, in addition to any applicable Contract withdrawal charge. Under certain circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses. A financial hardship withdrawal may not be repaid once it is taken.

The IRS’s TSA regulations provide that TSA financial hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans. Specifically, if you have not terminated your employment or reached age 59½, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need. An immediate and heavy financial need may arise only from:

●	deductible medical expenses incurred by you, your spouse, or your dependents;
●	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;
●	costs related to the purchase of your principal residence (not including mortgage payments);
●	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;
●	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or
●	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit. And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit. And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

TSAs, like IRAs, are subject to required minimum distributions under the Code. TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the “pre-1987 balance”) needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the TSA regulations and the applicable TSA plan. Your TSA employer also may need to agree in writing to your transfer/exchange request.

Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called “traditional” individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance. Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

Impact of Optional Death Benefits and Optional Living Benefits

Qualified Contracts. If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death and living benefits) will be added to the Contract's Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional benefit could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If you are subject to the RMD requirements while you are enrolled in the AB Plan under any optional living benefit, any RMD amount that you take from the Contract will reduce the amount of the benefit under the AB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

If you are subject to the RMD requirements while you are enrolled in the WB Plan under any optional living benefit, and any RMD amount that you take from the Contract ever exceeds the maximum amount that you may withdraw under the terms of the WB Plan, the additional withdrawal amount will reduce the amount of the benefit available under the WB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

Participants in 403(b) plans who are under age 59½, are subject to withdrawal restrictions under the Internal Revenue Code that may prevent them from being able to make any withdrawals under the WB Plan while they remain under age 59½.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see “Roth Individual Retirement Arrangements”), then your initial or renewal election of an optional benefit could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity's cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional benefit. If this were to occur, election of an optional benefit could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional benefit (or, if applicable, prior to renewing your participation in any optional living benefit), you should consult with a qualified tax professional as to the meaning of “cash value.”

Puerto Rico Tax Provisions

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the “1994 Code”). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading “Federal Tax Status” dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under “TAX PROVISIONS,” see “Pre-Distribution Taxation of Contracts,” “Distributions and Withdrawals from Non-Qualified Contracts,” “Withholding” and “Non-Qualified Contracts.” You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliates, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Participant or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.00% of Purchase Payments, and 1.25% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensations, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” During 2006, 2007, and 2008, approximately $3,411,324, $4,858,648, and $3,516,538, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following location: Washington, D.C. -- 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2008 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Tax-Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Strength and Credit Ratings
Financial Statements

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated August 17, 2009 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

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To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Sun Life Financial Masters Extra
Sun Life of Canada (U.S.) Variable Account F.

Name:

Address:

City:	State:	Zip Code:

Telephone:

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT QUARTER: A three-month period, with the first Account Quarter beginning on your Issue Date.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Covered Person and all Owners are still alive) during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in “Calculating the Death Benefit.”

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the “designated beneficiary” for purposes of Section 72(s) of the Code in the event of the Participant's death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY (“WE,” “US,” “SUN LIFE (U.S.)”): Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. The Participant/Owner is the Covered Person unless there is a non-natural Owner, such as a trust, in which case the Annuitant is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DUE PROOF OF DEATH: Receipt by the Company of (1) an original certified copy of an official death certificate or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, and (2) any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIFTH-YEAR ANNIVERSARY: The fifth Account Anniversary and each succeeding Account Anniversary occurring at any five year interval thereafter; for example, the 10th, 15th, and 20th Account Anniversaries.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the “Date of Coverage” in the Contract.

MAXIMUM ANNUITY COMMENCEMENT DATE: The first day of the month following the youngest Annuitant’s 95th birthday.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The date your Application is received by the Company.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

PURCHASE PAYMENT INTEREST: The amount of extra interest the Company credits to a Contract for each Purchase Payment made. The rate of interest varies between 2% and 6% of the Purchase Payment or Account Value based upon the interest rate option chosen at the time of application, as described under “Purchase Payment Interest” in this Prospectus.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full surrender of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms “you” and “your” refer to “Owner,” “Participant,” and/or “Covered Person” as those terms are identified in the Contract.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES & MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

					Payment
	Hypothetical		Cumulative	Free	Subject to	Withdrawal	Withdrawal
Account	Account	Annual	Annual	Withdrawal	Withdrawal	Charge	Charge
Year	Value	Earnings	Earnings	Amount	Charge	Percentage	Amount

(a)	1	$41,000	$1,000	$ 1,000	$ 4,000	$37,000	8.00%	$2,960
	2	$45,100	$4,100	$ 5,100	$ 4,000	$40,000	8.00%	$3,200
	3	$49,600	$4,500	$ 9,600	$ 4,100	$40,000	7.00%	$2,800
(b)	4	$52,100	$2,500	$12,100	$ 4,500	$40,000	6.00%	$2,400
	5	$57,300	$5,200	$17,300	$ 4,000	$40,000	5.00%	$2,000
	6	$63,000	$5,700	$23,000	$ 5,200	$40,000	4.00%	$1,600
	7	$66,200	$3,200	$26,200	$ 5,700	$40,000	3.00%	$1,200
(c)	8	$72,800	$6,600	$32,800	$40,000	$ 0	0.00%	$ 0

(a)
The free withdrawal amount in any year is equal to the amount of any Purchase Payments made prior to the last 7 Account Years (“Old Payments”) that were not previously withdrawn plus the greater of (1) the Contract's earnings during the prior Account Year, and (2) 10% of any Purchase Payments made in the last 7 Account Years (“New Payments”). In Account Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $37,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $4,000.

(b)
In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year's earnings. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000.  The first $4,500 withdrawn is the free amount, then Purchase Payments are withdrawn and subject to a withdrawal charge.  The remaining $7,600 of this withdrawal comes from liquidating earnings and is not subject to a withdrawal charge.

(c)
In Account Year 8, the free withdrawal amount is $40,000, which equals 100% of the Purchase Payment of $40,000. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the New Payments equal $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of 4 partial withdrawals made during the fourth Account Year of $4,100, $9,000, $12,000, and $20,000.

					Remaining
Hypothetical					Free	Amount of
Account					Withdrawal	Withdrawal
Value					Amount	Subject to	Withdrawal	Withdrawal
Before			Cumulative	Amount of	Before	Withdrawal	Charge	Charge
Year	Withdrawal	Earnings	Earnings	Withdrawal	Withdrawal	Charge	Percentage	Amount
1	$41,000	$1,000	$ 1,000	$ 0	$4,000	$ 0	8.00%	$ 0
2	$45,100	$4,100	$ 5,100	$ 0	$4,000	$ 0	8.00%	$ 0
3	$49,600	$4,500	$ 9,600	$ 0	$4,100	$ 0	7.00%	$ 0
(a) 4	$50,100	$ 500	$10,100	$ 4,100	$4,500	$ 0	6.00%	$ 0
(b) 4	$46,800	$ 800	$10,900	$ 9,000	$ 400	$ 8,600	6.00%	$516
(c) 4	$38,400	$ 600	$11,500	$ 12,000	$ 0	$12,000	6.00%	$720
(d) 4	$26,800	$ 400	$11,900	$ 20,000	$ 0	$19,400	6.00%	$1,164

(a)
In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year's earnings. The partial withdrawal amount of $4,100 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)
Since a partial withdrawal of $4,100 was taken, the remaining free withdrawal amount in Account Year 4 is $4,500 - $4,100 = $400. Therefore, $400 of the $9,000 withdrawal is not subject to a withdrawal charge, and $8,600 is subject to a withdrawal charge.

(c)
Since the total of the two prior Account Year 4 partial withdrawals ($13,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. The entire withdrawal amount of $12,000 is subject to a withdrawal charge.

(d)
Since the total of the three prior Account Year 4 partial withdrawals ($25,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. Since the total amount of New Purchase Payments was $40,000 and $20,600 of New Payments has already been surrendered, only $19,400 of this $20,000 withdrawal comes from liquidating Purchase Payments. The remaining $600 of this withdrawal comes from liquidating earnings and is not subject to a withdrawal charge.

Note that since all of the Purchase Payments were liquidated by the final withdrawal of $20,000, the total withdrawal charge for the four Account Year 4 withdrawals is $2,400, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example on the previous page. Any additional Account Year 4 withdrawals in the example shown on this page would come from the liquidating of earnings and would not be subject to a withdrawal charge.

Part 2 -- Fixed Account -- Examples of the Market Value Adjustment (“MVA”)

The MVA Factor is:

(1 + I	)	N/12	- 1
1 + J + b

These examples assume the following:

1)	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.
2)	The date of surrender is 2 years from the Expiration Date (N = 24).
3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.
4)	The interest earned in the current Account Year is $674.16.
5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.
6)	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

The MVA factor =	(1 + I )	N/12	- 1
	1 + J + b

=	(1 + .06)	24/12	- 1
	1 + .08

=	(.981) [2]	- 1

=	.963 - 1

=	-.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x (-.037) = -$415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037) =
-$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor =	(1 + I )	N/12	- 1
	1 + J + b

=	(1 + .06)	24/12	- 1
	1 + .05

=	(1.010) [2]	- 1

=	1.019 - 1

=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
PREVIOUSLY AVAILABLE OPTIONAL DEATH BENEFITS AND EXAMPLES

5% PREMIUM ROLL-UP (“5% ROLL-UP”) DEATH BENEFIT

Under the 5% Roll-Up, the death benefit will be the greater of:

●	the amount payable under the basic death benefit, or

●	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this death benefit, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

●	the first day of the month following your 80th birthday, or

●	the day the death benefit amount under this death benefit equals twice the sum of your Adjusted Purchase Payments.

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts. No withdrawals are made. The Owner dies in the ninth Account Year. The Account Value on the Death Benefit Date is $135,000, and the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $145,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-Up Value *	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

* The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $100,000 = $200,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $150,000 just prior to a $30,000 withdrawal. The Account Value on the Death Benefit Date is $90,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$ 90,000
Cash Surrender Value*	=	$ 89,950
Total of Adjusted Purchase Payments**	=	$ 80,000
5% Premium Roll-Up Value***	=	$116,000
The Death Benefit Amount would therefore	=	$116,000

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

**Adjusted Purchase Payments can be calculated as follows: Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($120,000 ÷ $150,000) = $80,000.

***The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $80,000 = $160,000.

EARNINGS ENHANCEMENT BENEFIT PREMIER (“EEB PREMIER”) DEATH BENEFIT

If you elected EEB Premier, your death benefit will be the amount payable under the basic death benefit, PLUS the “EEB Premier amount.” Calculated as of the Death Benefit Date, the “EEB Premier amount” is determined as follows:

●
If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made within the twelve months prior to your death but not within your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

-- PLUS --

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier amount = $135,000 + $15,750 = $150,750.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the owner's 70th birthday and death occurs in year 9.

The Death Benefit Amount will be the greatest of:
Account Value	=	$115,000
Cash Surrender Value*	=	$115,000
Total of Adjusted Purchase Payments**	=	$ 85,185
The Death Benefit Amount would therefore	=	$115,000

-- PLUS --

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$29,815
45% of the above amount	=	$13,417
Cap of 100% of Adjusted Purchase Payments	=	$85,185
The lesser of the above two amounts = the EEB Premier amount	=	$13,417

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier amount = $115,000 + $13,417 = $128,417.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

**Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($115,000 ÷ $135,000) = $85,185.

EARNINGS ENHANCEMENT BENEFIT PREMIER PLUS (“EEB PREMIER PLUS”) DEATH BENEFIT

If you elected EEB Premier Plus, your death benefit will be the amount payable under the basic death benefit, PLUS the “EEB Premier Plus amount.” Calculated as of the Death Benefit Date, the “EEB Premier Plus amount” is determined as follows:

●
If you are 69 or younger on your Open Date, the “EEB Premier Plus amount” will be 75% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 150% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made within the 12 months prior to your death but not within your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier Plus amount” will be 35% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 60% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier Plus amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier Plus amount.”

Example:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

--PLUS --

The EEB Premier Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
75% of the above amount	=	$ 26,250
Cap of 150% of Adjusted Purchase Payments	=	$150,000
The lesser of the above two amounts = the EEB Premier Plus amount	=	$ 26,250

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier Plus amount = $135,000 + $26,250 = $161,250.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

EARNINGS ENHANCEMENT BENEFIT PREMIER WITH MAV (“EEB PREMIER WITH MAV”) DEATH BENEFIT

If you elected EEB Premier with MAV, your death benefit will be the amount payable under the MAV death benefit PLUS the “EEB Premier amount.” Calculated as of your Death Benefit Date, the “EEB Premier amount” is as follows:

●
If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”

Example:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $145,000. Assume death occurs in Account Year 9. In addition, this Contract was issued prior to the owner's 70th birthday. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

--PLUS--

The EEB Premier with MAV amount, calculated as follows:
Account Value before EEB minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier with MAV amount	=	$ 15,750

The total Death Benefit would be the amount paid on the MAV death benefit plus the EEB Premier with MAV amount = $145,000 + $15,750 = $160,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

EARNINGS ENHANCEMENT BENEFIT PREMIER WITH 5% ROLL-UP (“EEB PREMIER WITH 5% ROLL-UP”) DEATH BENEFIT

If you elected EEB Premier with 5% Roll-Up, your death benefit will be the amount payable under the 5% Roll-Up death benefit PLUS the “EEB Premier amount.” Calculated as of your Death Benefit Date, the “EEB Premier amount” is determined as follows:

●
If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year.

●
If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”

Example:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $145,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

--PLUS--

The EEB Premier amount, calculated as follows:
Account Value before EEB minus
Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the 5% Roll-Up death benefit plus the EEB Premier amount = $145,000 + $15,750 = $160,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

APPENDIX D -
CALCULATION FOR PURCHASE PAYMENT INTEREST (BONUS CREDIT)

Example 1:

If you select Option A, the 2% Bonus Option, we will credit Purchase Payment Interest on all Purchase Payments made during the first Account Year. On each fifth Account Anniversary, we will credit additional Purchase Payment Interest of 2% based on your Account Value, illustrated below:

Initial Purchase Payment of $50,000.00 receives 2% Purchase Payment Interest of $1,000.00.

Subsequent Purchase Payment in the first Account Year of $20,000.00 receives 2% Purchase Payment Interest of $400.00.

Suppose the Account had not gained any earnings or interest during the first 5 Account Years and the Account Value is $71,400.00 (sum of all Purchase Payments and Purchase Payment Interest). On the Fifth Account Anniversary, we will credit your Account with an additional 2% ($1,428.00).

Using the same Purchase Payments as above, suppose your Account Value on the tenth Account Anniversary is $74,970.00. We will credit your Account with an additional 2% of Purchase Payment Interest (equal to $1,499.40).

This 2% Purchase Payment Interest will occur on every fifth Account Anniversary (i.e., 5th, 10th, 15th, etc.).

Example 2: Option B with no Withdrawals

If you select Option B, the 5% Interest Option, we will credit Purchase Payment Interest, on all Purchase Payments, at a rate of 5% of your Purchase Payment amount as illustrated below:

Initial Purchase Payment of $50,000.00 receives 5% Purchase Payment Interest of $2,500.

Subsequent Purchase Payments in the first Account Year of $20,000 receives Purchase Payment Interest of $1,000.

Suppose an additional Purchase Payment of $60,000 is made in the third Account Year. This Purchase Payment will receive 5% Purchase Payment Interest of $3,000.

Note that if you purchased your Contract between August 24, 2008, and August 17, 2009, Option B credited interest at a rate of 6% of each Purchase Payment.

Note that if you purchased your Contract between July 24, 2006, and August 23, 2008, Option B credited interest at a rate of 5% of each Purchase Payment.

Prior to July 24, 2006, Option B credited interest at various rates, depending upon the size of your Net Purchase Payments, as shown in the following scale:

Net Purchase Payments less than $100,000.00 received	3%
Net Purchase Payments between $100,000.00 through $499,999.99 received	4%
Net Purchase Payments greater than or equal to $500,000.00 received	5%

Prior to July 24, 2006, if you chose Option B, an additional credit may have been paid at the end of your first Account Anniversary. If your Net Purchase Payments at the end of your first Account Year are greater than or equal to $100,000, but less than $500,000, and some of your Net Purchase Payment(s) received a credit of 3% (rather than 4%), then an additional 1% will be paid on the amount of Net Purchase Payments that received the 3% credit. Similarly, if your Net Purchase Payments at the end of your first Account Year are greater than or equal to $500,000 and some of your Purchase Payment(s) received a credit of either 3% or 4% (rather than 5%), then an additional 2% or 1% will be paid on the amount of Net Purchase Payments that received a 3% credit or a 4% credit, respectively.

Option A will generally result in higher Purchase Payment Interest if you plan to hold your Contract for a longer period of time (e.g., 10 years or more). Option B will generally result in higher Purchase Payment Interest if you only plan to hold your Contract for a shorter period of time (e.g., during the period of time when withdrawal charges are being assessed on the Contract).

APPENDIX E -
PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The current available variable investment options are those listed on page 1 of the prospectus.

If you purchased your Contract before February 2, 2004, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Real Estate Equity Funds
MFS® Capital Appreciation Portfolio - S Class	Sun Capital Global Real Estate Fund - Initial Class
International/Global Equity Funds	Multi- Sector Bond Funds
MFS® Global Growth Portfolio - S Class	MFS® Strategic Income Portfolio - S Class
Mid-Cap Equity Funds
MFS® Mid Cap Growth Portfolio - S Class
MFS® Mid Cap Value Portfolio - S Class

Massachusetts Financial Services Company advises the MFS® Funds. Sun Capital Advisers LLC advises the Sun Capital Funds.

If you purchased your Contract before March 5, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Large-Cap Equity Funds (continued)
Columbia Marsico 21st Century Fund, Variable Series,	MFS® Blended Research Core Equity Portfolio - S Class
A Class**	MFS® Global Research Portfolio - S Class
Columbia Marsico Growth Fund, Variable Series,	Small-Cap Equity Funds
A Class**	MFS® New Discovery Portfolio - S Class
MFS® Growth Portfolio - S Class	Oppenheimer Main Street Small Cap Fund/VA
MFS® Massachusetts Investors Growth Stock	- Service Shares
Portfolio - S Class

** Only available if you purchased your Contract through a Bank of America representative.

Columbia Management Advisors, LLC, advises the Columbia Funds (with Marsico Capital Management, LLC, sub-advising the Columbia Marsico Funds). Massachusetts Financial Services Company advises the MFS® Funds. OppenheimerFunds, Inc. advises the Oppenheimer Funds. Sun Capital Advisers LLC advises the Sun Capital Funds.

If you purchased your Contract from a Bank of America representative before April 22, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Mid-Cap Equity Funds	Small-Cap Equity Funds
Wanger Select***	Wanger USA***
Emerging Markets Equity Funds
Columbia Small Cap Value Fund, Variable Series -
Class B

*** These funds do not have different share classes.

Columbia Management Advisors, LLC, advises the Columbia Funds. Columbia Wanger Asset Management, L.P. advises Wanger USA and Wanger Select.

If you purchased your Contract before March 10, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Asset Allocation Funds	High Yield Bond Funds
PIMCO All Asset Portfolio - Admin. Class	MFS® High Yield Portfolio - S Class
International/Global Equity Funds	Money Market Funds
Templeton Foreign Securities Fund - Class 2	MFS® Money Market Portfolio - S Class
Emerging Markets Equity Funds
Templeton Developing Markets Securities Fund -
Class 2

Massachusetts Financial Services Company, our affiliate, advises the MFS® Funds. Pacific Investment Management Company LLC advises the PIMCO Variable Insurance Trust Portfolios. Templeton® Asset Management Ltd. advises the Templeton Developing Markets Securities Fund. Templeton® Investment Counsel, LLC advises Templeton Foreign Securities Fund and Templeton Growth Securities Fund.

If you purchased your Contract before October 20, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Target Date Funds
Oppenheimer Main Street Fund®/VA - Service Shares	Fidelity® Variable Insurance Products Fund Freedom
International/Global Equity Funds	2010 Portfolio - Service Class 2*
AllianceBernstein International Value Portfolio,	Intermediate-Term Bond Funds
Class B**	PIMCO Total Return Portfolio - Admin. Class
Inflation-Protected Bond Funds
PIMCO Real Return Portfolio - Admin. Class

* This is a Fund of Funds option and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds.
** Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

AllianceBernstein L.P. advises the AllianceBernstein Variable Products Series Fund Inc. Portfolio. Pacific Investment Management Company LLC advises the PIMCO Variable Insurance Trust Portfolios. OppenheimerFunds, Inc. advises the Oppenheimer Fund. Strategic Advisers®, Inc. advises the Fidelity Variable Insurance Products Fund Freedom Portfolio.

If you purchased your Contract before February 17, 2009, you may make subsequent Purchase Payments and transfers into the following investment option that was available for investment prior to that date:

Asset Allocation Funds
Franklin Templeton VIP Founding Funds Allocation
Fund, Class 2***

*** This is a Fund of Funds option and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds. Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

Franklin Templeton Services, LLC administers the Franklin Templeton Founding Funds Allocation Fund (with the following advising the underlying portfolios of the fund: Franklin Advisers, Inc. advising the Franklin Income Securities Fund, Franklin Mutual Advisers LLC advising Mutual Shares Securities Fund and Templeton Global Advisers Limited advising Templeton Growth Securities Fund).

If you purchased your Contract before August 17, 2009, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Asset Allocation Funds
AllianceBernstein Wealth Appreciation Strategy	Oppenheimer Balanced Fund/VA – Service Shares
Portfolio, Class B†

† Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007

AllianceBernstein L.P. advises the AllianceBernstein Variable Products Series Fund Inc. Portfolio. OppenheimerFunds, Inc. advises the Oppenheimer Fund.

APPENDIX F -
SECURED RETURNS FOR LIFE

The following information applies to your Contract if you elected to participate in Secured Returns for Life (“Secured Returns for Life,” “Benefit,” or “the rider”) and did not replace it with Secured Returns for Life Plus, which was available for such replacements for a limited period of time beginning in April 2006. Secured Returns for Life is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns for Life to new Owners, renewals are no longer available.

Secured Returns for Life guarantees a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals) during the accumulation period, regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit (“AB”) Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life. Upon annuitization, Secured Returns for Life and any elected optional death benefit automatically terminate. (You should note that the benefit does not, in all cases, guarantee payments “for Life.” Certain actions you take may reduce, and even terminate, your benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.)

We use the following definitions to describe how Secured Returns for Life works:

AB Plan Maturity Date:	The date when the AB Plan matures which is on the 10th Account Anniversary, or if you elect to “step-up” your guaranteed values under the rider, 10 years from the date of the most recent step-up.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Guaranteed Living Benefit Amount (the “GLB amount”):
The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the GLB Base, Lifetime Income Base, and RGLB amount on the date you elect the WB Plan.

Guaranteed Living Benefit Base (the “GLB Base”):
A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:
A value equal to the RGLB amount on the later of the date you elect to participate in the WB Plan if you are age 60 or older and the first Account Anniversary after your 59th birthday. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:
The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Participant on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest co-owner will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

Remaining Guaranteed Living Benefit (the “RGLB amount”):
If you elect the WB Plan, the minimum amount guaranteed under the Plan. The RGLB amount equals the GLB amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, and partial withdrawals.

To participate in Secured Returns for Life, all of your Account Value must be invested in a Designated Funds at all times during the term of the GMAB Maturity Date. See “Designated Funds” in the Prospectus to which this Appendix is attached.

When you elected to participate in Secured Returns for Life, you were automatically enrolled in the AB Plan. At any time, you may elect instead, to receive your benefit under the WB Plan, provided that you make the election prior to the earliest of the Contract's Maximum Annuity Commencement Date, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit (“AB”) Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described under “Step -Up”) and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Account Anniversary will be reduced depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage added to the GLB amount
1-2	100%
3-5	85%
6-8	70%
9-10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly decrease, and even terminate, the total Secured Returns for Life Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life. For examples of how we calculate benefits under the AB Plan, see Examples 1 through 3 in this Appendix.

If you die while participating in the AB Plan, all benefits and charges under Secured Returns for Life will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, your surviving spouse has two options under the Contract.

●
Your spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

●
Your surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the Maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Guaranteed Minimum Withdrawal Benefit (“WB”) Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount, even if your Account Value becomes zero. Each Account Year, during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Account Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described under “Withdrawals Under Secured Returns for Life.”

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Account Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Account Year after your first Account Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Account Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed under “Withdrawals Under Secured Returns for Life.”

Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described under Guaranteed Minimum Accumulation Benefit (“AB”) Plan. Your GLB Base also is set equal to the RGLB amount on the date you elect to participate in the WB Plan. This value is used to determine your Maximum WB Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

●	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

●	your first Account Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Account Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See “Withdrawals Under Secured Returns for Life.”)

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your RGLB amount, your GLB Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawals under the WB Plan as shown in the above chart or your most recent “Step-Up Date,” described under “Step-Up.”

Under the WB Plan, after your fourth Account Anniversary, you may not make any additional Purchase Payments unless your benefit under the rider has been cancelled, terminated, or revoked. For examples of how we calculate benefits under the WB Plan, see Examples 4, 5, and 6 in this Appendix.

If you die while participating in the WB Plan, your Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to your spouse. All other benefits under the WB Plan will continue, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

Cost of Secured Returns for Life

Unlike other Contract charges, the charge for Secured Returns for Life will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value.” Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 7 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement.

We will continue to deduct this charge until:

●	you annuitize; or

●	under the provisions of Secured Returns for Life;

●	your benefit matures;

●	your benefit is revoked; or

●	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge until the 7th Account Anniversary.

Withdrawals Under Secured Returns for Life

All withdrawals under Secured Returns for Life are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the Prospectus to which this Appendix is attached.) In addition, any withdrawals you take under Secured Returns for Life will reduce the value of your benefit under . Such withdrawals affect your benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount withdrawn.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your benefits under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Account Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

●	your previous RGLB amount, reduced dollar for dollar by the amount of the withdrawal, and

●	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

●	your previous GLB Base reduced dollar for dollar by the amount of the excess withdrawal, and

●	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and, instead, you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Account Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:

●	your previous Lifetime Income Base reduced dollar for dollar by the amount of the excess withdrawal, and

●	the Account Value after the withdrawal.

A new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent “Step-Up Date,” if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Account Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

●
A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce and even terminate your Secured Returns for Life Benefits, including reducing your Account Value to zero and thereby terminating your Contract without value.

●
If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will terminate and your Contract will terminate without value.

●
If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)
You could choose to receive the Maximum WB for Life Amount, if any, until an Owner dies. In that case, after the death of an Owner, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

(2)	You (or your beneficiary if an Owner has died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 10, 11, and 12 in this Appendix.

Annuitization Under the WB Plan

Under the WB Plan, if your RGLB Amount and your Account Value are greater than zero on the Maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the Maximum Annuity Commencement Date, you may elect to:

●	annuitize your Contract;

●	surrender your Contract;

●	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

●	receive the Maximum WB for Life Amount each year until an Owner dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the Death Benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we will automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain.

Cancellation and Revocation of Secured Returns for Life

Transfers among the Designated Funds are permitted as described under “Transfer Privilege.” If, however, you transfer some or all of your Account Value out of the Designated Fund, Secured Returns for Life will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns for Life will be cancelled. An assignment of ownership of the Contract will also cancel Secured Returns for Life.

Once Secured Returns for Life has been cancelled, it cannot be reinstated. After cancellation, you will continue to pay the annual charge for Secured Returns for Life until your 7th Account Anniversary.

Anytime after your 7th Account Anniversary, you may revoke Secured Returns for Life. Once revoked, Secured Returns for Life may not be reinstated. After Secured Returns for Life has been revoked, all benefits and charges will end.

Step-Up

On or after your third Account Anniversary, you may elect to increase your guaranteed amount to your then current Account Value (“step-up”). Currently, this step-up election may be made on any day after your third Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the third or any subsequent Account Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in good order (the “Step-Up Date”), we will increase your GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB amount, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on that date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB Base and the current Lifetime Income Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Sun Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefit under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life charge, i.e. the “AB Plan Maturity Date”). If you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Examples 13, 14, and 15 in this Appendix.)

Following your step-up election, the rider fee will be changed to an amount that may be higher than your current fee as set forth above. The rider fee after the step-up will be set by us, based upon current market conditions, at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your Maximum Annuity Commencement Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 14 in this Appendix.)

If your benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described under “Guaranteed Minimum Withdrawal Benefit (“WB”) Plan.” (See Examples 14 and 15 in this Appendix.)

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, subsequent Purchase Payments after a step-up will increase, on a dollar for dollar basis, the RGLB amount, the GLB Base, and the Lifetime Income Base. After your fourth Account Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount
1	10/02/10 – 10/01/11	100%
2	10/02/11 – 10/01/12	100%
3	10/02/12 – 10/01/13	85%
4	10/02/13 – 10/01/14	85%
5	10/02/14 – 10/01/15	85%
6	10/02/15 – 10/01/16	70%
7	10/02/16 – 10/01/17	70%
8	10/02/17 – 10/01/18	70%
9	10/02/18 – 10/01/19	60%
10	10/02/19 – 10/01/20	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2015, would be guaranteed whereas 85% of a subsequent Purchase Payment made on October 1, 2015, would be guaranteed. It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Refund of Secured Returns for Life Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life rider charges will be made if you change from the AB Plan to the WB Plan.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns for Life. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base or Lifetime Income Base if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the GLB Base, Lifetime Income Base, or all of these amounts, per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally (see “Withdrawals Under Secured Returns for Life”).

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the Prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU PURCHASED A CONTRACT ON JANUARY 1, 2006 WITH AN INITIAL PURCHASE PAYMENT OF $100,000 AND YOU ELECTED SECURED RETURNS FOR LIFE. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

●	Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.
●	Assume that on January 1, 2016, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.
●	Because your Account Value is less than your GLB amount by $15,000 [$100,000 - $85,000], an amount equal to $15,000 will be deposited into your Contract.

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments.

●	Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.
●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
Because the subsequent Purchase Payment was made in the fifth Account Year, we guarantee the return of 85% of that Purchase Payment, or $68,000. On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that on January 1, 2016, your Account Value is $150,000. Assume that your total rider charges to date are $6,725.
●	Because your Account Value is less than your GLB amount by $18,000 [$168,000 - $150,000], an amount equal to $18,000 will be deposited into your Contract.

EXAMPLE 3: Calculation of Benefits under AB Plan with Subsequent Purchase Payment; Refund Applies.

●	Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.
●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
Because the subsequent Purchase Payment was made in the fifth Account Year, we guarantee the return of 85% of that Purchase Payment, or $68,000. On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that on January 1, 2016, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.
●
Because your Account Value is greater than your GLB amount by $32,000 [$200,000 - $168,000], your Contract will be credited with an amount equal to the rider charges you have paid [$7,500], increasing your Account Value to $207,500.

EXAMPLE 4: Calculation of Benefits under WB Plan; Lifetime Withdrawals.

●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	On December 31, 2006, after your first systematic withdrawal of $4,000:
●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●
Assume you take only annual systematic withdrawals of $4,000 for a total of 20 years. Assume you make no subsequent Purchase Payments. Assume that, because of poor investment performance of your Designated Fund, your Account Value equals zero. On December 31, 2025:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawal, is $20,000 [$100,000-($4,000 x 20)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1) withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2) withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount. On December 31, 2030, when your GLB amount is reduced to zero:
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
You will continue to receive $4,000 per year as long as you are alive.

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

●	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday
●	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].
●	On December 31, 2006, after your first systematic withdrawal of $5,000, your Maximum WB Amount:
●	Your Account Value is reduced by the amount of the withdrawal [$5,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.
●
Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2008, you celebrate your 59th birthday. On January 1, 2009:

●	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].
●	Your GLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is set at $85,000 [an amount equal to the GLB amount on your first Account Anniversary after your 59th birthday].
●	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].
●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2028:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 – ($3,400 x 20)].
●	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Account Year.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount until your GLB amount is reduced to zero in 2033.
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than your Maximum WB for Life Amount.
You will continue to receive $3,400 per year as long as you are alive.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	On December 31, 2006, after your first systematic withdrawal of $4,000:
●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●
Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Account Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2009:

●	Your Account Value equals $130,000 [$80,000 + $50,000].
●	Your GLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].
●	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB Amount is $7,500 [5% of your new GLB Base].
●	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base].

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 – ($6,000 x 20)].
●	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1) withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2) withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000 until your GLB amount is reduced to zero in 2032.
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $150,000 because you did not withdraw more than your Maximum WB for Life Amount.
You will continue to receive $6,000 per year as long as you are alive.

EXAMPLE 7: Calculation of Explicit Rider Charges.

●
Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

●
On March 31, 2006, your Account Value before the charge for Secured Returns for Life is taken is $101,196.79. The charge deducted on March 31, 2006 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2006 is $101,070.29 ($101,196.79 - $126.50).

●
On June 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $102,307.23. The fee deducted on June 30, 2006 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2006 is $102,179.35 ($102,307.23 - $127.88).

●
On September 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $103,443.69. The fee deducted on September 30, 2006 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2006 is $103,314.39 ($103,443.69 - $129.30).

●
This pattern continues until the maturity date for your Benefit of January 1, 2016. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life charges that have been made. Note that if Secured Returns for Life was revoked or cancelled before the maturity date for your Benefit of January 1, 2016, then no Secured Returns for Life credit will be made to your Account.

EXAMPLE 8: Withdrawals under the AB Plan; low investment performance.

●	Assume that you did not elect the WB plan at any time.
●	Assume that on January 1, 2007, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.
●	On January 1, 2007, your GLB amount will be reset to $90,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $100,000 x [$99,000 ÷ $110,000].
●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016 is $87,000. Assume that your total rider charges to date are $4,710.
●	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

●	Assume that you did not elect the WB Plan at any time.
●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].
●	Assume that, on June 1, 2012, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.
●	On June 1, 2012, your GLB amount is reset to $140,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [$200,000 ÷ $240,000].
●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016, is $125,000. Assume that your total rider charges to date are $7,200.
●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Poor Investment Performance.

●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $93,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●
Your Lifetime Income Base is reduced to $93,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($5,000 - $4,000)] and (2) your new Account Value [$93,000]].

●	Your Maximum WB for Life Amount is $3,720 [4% of your new Lifetime Income Base].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 16 years. Because of poor investment performance of your Designated Fund, your Account Value decreases to $3,330. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is now $3,330. Your Maximum WB for Life Amount is now 4% of $3,330 or $133.

●	Assume your Designated Fund earns -2% in Account Year 17, and that you take another $5,000 withdrawal. On December 31, 2022:
●	Your Account Value is zero.
●	Your GLB amount is $15,000 [$100,000 - ($5,000 x 17)].
●	Your GLB Base is still $100,000 because you withdrew no more than the Maximum WB Amount.
●	Your Lifetime Income Base is zero [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$3,330 - ($5,000 - $133)] and (2) your new Account Value [$0]].
●	Your Maximum WB Amount is still $5,000 [5% of your GLB Base].
●	Your Maximum WB for Life Amount equals zero [4% of your new Lifetime Income Base].

Even though your Contract has terminated because your Account Value has reduced to zero, we will pay you the Maximum WB Amount of $5,000 per year for three more years, until your GLB amount is reduced to zero.

EXAMPLE 11: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Positive Investment Performance.

●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had positive investment performance, gaining 2% a year over the course of the Contract. On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $97,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●
Your Lifetime Income Base is reduced to $97,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($5,000 - $4,000)] and (2) your new Account Value [$97,000]].

●	Your Maximum WB for Life Amount is $3,880 [4% of your new Lifetime Income Base].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 19 years. Your GLB amount has been reduced to $5,000 [$100,000 - ($5,000 x 19)]. Because of good investment performance of your Designated Funds, your Account Value is now $31,478. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is also now $31,478. Your Maximum WB for Life Amount is now 4% of $31,478, or $1,259.

●	Assume your Designated Fund earns 2% in Account Year 20, and that you take another $5,000 withdrawal. On December 31, 2025:
●	Your Account Value is $27,108.
●	Your GLB amount is zero [$5,000 remaining - $5,000 withdrawal].
●	Your GLB Base is zero because your GLB amount is equal to zero.
●	Your Lifetime Income Base is $27,108 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$31,478 - ($5,000 - $1,259)] and (2) your new Account Value [$27,108]].
●	Your Maximum WB for Life Amount equals $1,084 [4% of your new Lifetime Income Base of $27,108].

Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. If your Account Value is reduced to zero by a withdrawal that does not exceed you Maximum WB for Life Amount, we will continue to pay your then current Maximum WB for Life Amount each year as long as you are alive. If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount, your Lifetime Income Base will be reduced to zero, your Maximum WB for Life Amount will become zero, and no more benefits will be paid.

EXAMPLE 12: Withdrawals under WB Plan Exceeding Maximum WB Amount.

●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take a withdrawal of $6,000, your Account Value is $92,000:
●	Your GLB amount is reduced to $92,000 [the lesser of (1) your current GLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].
●	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 – ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].
●	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].
●
Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

●	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base of $92,000].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Funds, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304.

●	Assume your Designated Fund earns -2% in Account Year 14, and that you take another $6,000 withdrawal. On December 31, 2022:
●	Your Account Value is $1, 457 [$7,609 x (1 - 0.02) - $6,000].
●	Your GLB amount is $1,457 [the lesser of (1) your current GLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].
●	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 - ($6,000 - $380)] and (2) your new Account Value ($1,457)].
●	Your Maximum WB Amount equals $73 [5% of your new Lifetime Income Base].
●	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base of $1,457].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your GLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die, or
(2)	withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your GLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your GLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 13: Step-up elected under AB Plan.

●
Assume that you did not elect the WB plan at any time. Assume that your Account Value was $150,000 on January 1, 2009. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up.

●
Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up). Assume that on January 1, 2019, your Account Value is $130,000. Assume that your total rider charges to date are $8,875.

●	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 14: Step-up elected under WB Plan.

●
Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2008:
●	Your Account Value is $103,184.
●	Your GLB amount is $85,000 [$100,000 - ($5,000 x 3)].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

Because your Account Value is greater than your GLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your GLB amount, your GLB Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2009*:

●	Your Account Value is $103,184.
●	Your GLB amount is $103,184.
●	Your GLB Base is $103,184.
●	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].
●	Your Lifetime Income Base is $103,184.
●	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].
*
Note: Assume instead that you elected to step-up sometime in 2009 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount would apply so that you could withdraw an additional $159 without exceeding your maximum amounts.

EXAMPLE 15: Subsequent Purchase Payments after Step-up under the AB Plan; Refund Applies.

●
Assume that you did not elect the WB plan at any time. Assume that your Account Value was $150,000 on January 1, 2009. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up. Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up).

●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
On June 1, 2010, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has been less than two years since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

●	Assume that on January 1, 2019 (your Maturity Date), your Account Value is $280,000. Assume that your total rider charges to date are $13,850.
●	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $293,850.

APPENDIX G -
SECURED RETURNS

The optional living benefit Secured Returns (“Benefit” or “the rider”) was available for all Contracts purchased prior to September 7, 2004 and certain contracts purchased on or after that date. The following information applies to your Contract if you elected to participate in Secured Returns and did not replace it with Secured Returns 2, which was available for such replacements for a limited period of time. Secured Returns is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns to new Owners, renewals are no longer available.

Secured Returns guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. Upon annuitization, the Benefit and any optional death benefit automatically terminate.

To participate in Secured Returns, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until your guaranteed amount is reduced to zero. See “Designated Funds” in the prospectus to which this Appendix is attached.

If you elected to participate in Secured Returns with the basic death benefit, we assess your Contract an annual charge of 0.40% of your average daily net assets. If you elected Secured Returns with the EEB Premier rider, we assess your Contract an annual charge of 0.65% of your average daily net assets. We will continue to deduct this annual charge until you annuitize or your Secured Returns expires or is revoked. Cancellation of the Benefit (caused by a transfer out of the Designated Fund or a Purchase Payment allocation to a non-Designated Fund) may not terminate the annual charge.

Anytime after your 7th Account Anniversary, you may revoke Secured Returns. Once revoked, the Benefit may not be reinstated. After the Benefit has been revoked, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elected the Benefit in combination with the EEB Premier rider, that optional death benefit rider will not be revoked and the charge of the rider (0.25% of your average daily Account Value) will continue.

Transfers among the Designated Funds are permitted as described under “Transfer Privilege.” If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, Secured Returns will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns will be cancelled.

Once the Benefit has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary. After your 7th Account Anniversary, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elected the Benefit in combination with the EEB Premier rider, that optional death benefit rider will not be cancelled and the cost of such rider (0.25% of your average daily Account Value) will remain.

If you elected Secured Returns, you may choose to receive your Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit (“AB”) Plan or the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan. You are automatically enrolled in the AB Plan at the time you elect Secured Returns. Any time prior to your 81st birthday, you may elect instead to receive your Benefit under the WB Plan. There is no waiting period for participation in the WB Plan, but you must make your election prior to your 10th Account Anniversary or annuitization, whichever is earlier. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under Secured Returns are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the Prospectus to which this Appendix is attached.) In addition, if you have elected Secured Returns, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your GLB amount proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under Secured Returns, see Examples 5 through 8 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit (“AB”) Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your Guaranteed Living Benefit Amount (“GLB amount”) over your Account Value after the application of any other Contract transactions. Any such amount will be allocated to the Designated Fund in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period.  For each subsequent Purchase Payment after the second Account Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage Guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in this Appendix. Note that the timing and amount of subsequent Purchase Payments may affect the total Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 5 and 7 in this Appendix.)

If you die while the AB Plan is still in force, all benefits and charges under Secured Returns will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract. If such election is made, the same Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse's 81st birthday, and your 10th Account Anniversary.  If your surviving spouse does not elect the WB Plan, the AB Plan will continue. In such case, the benefits under AB Plan will be determined according to the original 10-year period. In all cases, the GLB amount will not reset upon your death.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, you may withdraw up to a set dollar amount from your Account Value each year during which the WB Plan is in effect, until your remaining GLB amount equals zero. This set dollar amount, or “maximum WB amount,” is equal to 7% of the GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns Benefits if your Account Value is less than the remaining GLB amount. In addition, the value you will receive upon a full withdrawal, or “surrender” of your Contract, will be your Contract's Surrender Value and not the remaining GLB amount. Any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Account Anniversary, you may not make any additional Purchase Payments if you have elected the WB Plan. For examples of how we calculate benefits under the WB Plan, see Examples 3 and 4 in this Appendix.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce your remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, your remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 6 in this Appendix.)

The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

If you die while the WB Plan is in force and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your remaining GLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount. In other words, we will not reduce your remaining GLB amount if a Yearly RMD Amount exceeds either your Maximum WB Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the remaining GLB amount per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Maximum WB Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the Prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU SELECTED SECURED RETURNS ON OR BEFORE YOUR ISSUE DATE.

Examples 1 through 4 demonstrate how we calculate your Secured Returns Benefit assuming you make no subsequent Purchase Payments and you make no withdrawals other than those satisfying the maximum WB amount under the WB Plan. Examples 1 and 2 show your benefit under the AB Plan, and Examples 3 and 4 show your benefit under the WB Plan. Examples 5 through 8 demonstrate how withdrawals and subsequent Purchase Payments affect your Secured Returns Benefit. Examples 5 and 7 show how withdrawals affect your benefits under the AB Plan. Example 6 shows the effect of withdrawing more than the maximum WB amount under the WB Plan in any one Account Year. Examples 7 and 8 show the effects of making subsequent Purchase Payments.

EXAMPLE 1: Low investment performance; no WB election.

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.

●	Assume that on January 1, 2013, your Account Value is $85,000. On that date, your Account Value will be increased by $15,000 ($100,000 - $85,000).

EXAMPLE 2: High investment performance; no WB election

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance.

●	Assume that on January 1, 2013, your Account Value is $200,000. Because your Account Value is greater that the GLB amount of $100,000, your Account Value will not be increased.

EXAMPLE 3: Low investment performance; WB election

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $80,000. These withdrawals continue for seven more years.

●
On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $0. These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 15, after the final withdrawal of $2,000 has been taken. At that time, the Benefit terminates.

EXAMPLE 4: High investment performance; WB election

●	Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $90,000. These withdrawals continue for seven more years.

●	On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $50,000. These withdrawals continue for 5 more years.

●	On December 31, 2016, the remaining GLB amount equals $2,000 ($37,000 - ($7,000 x 5 years)). Assume the Account Value equals $30,000.

●
Assume that, on December 31, 2017, you withdraw the remaining $2,000 to exhaust the remaining GLB amount. Secured Returns thus terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 5: Withdrawals under the AB Plan

●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Your GLB amount is $100,000.

●
Assume that on January 1, 2004, your Account Value is $110,000 and you withdraw 10% of your Account Value (or $11,000). Your GLB amount will be reset to $90,000, i.e., the previous GLB amount ($100,000) reduced proportional to the amount of Account Value withdrawn (10%), or $100,000 - (10% of $100,000).

●	Assume you make no more withdrawals or Purchase Payments and that your Account Value, on January 1, 2013, is $85,000. Your Account Value will be increased by $5,000 ($90,000 - $85,000).

EXAMPLE 6: Withdrawals under the WB Plan

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB Plan at issue. Your maximum WB amount would be $7,000 (i.e., 7% of the $100,000).

●	Assume that, on January 1, 2004, your Account Value is $95,000. Assume that no withdrawals have been made. Your remaining GLB amount is still $100,000 and your maximum WB amount is still $7,000.

●
Assume that, on September 3, 2004, your Account Value is $93,000 and you withdraw $5,000. Your Account Value is thus reduced to $88,000, and your remaining GLB amount is reduced to $95,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

●
Assume that, on January 4, 2005, your Account Value is $85,000 and you withdraw another $5,000. Your Account Value is thus reduced to $80,000. This is now a new Account Year, so the maximum WB amount has not yet been exceeded. Your remaining GLB amount is reduced to $90,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

●
Assume that, on November 4, 2005, your Account Value is $79,000 and you withdraw another $5,000. Your Account Value is thus reduced to $74,000. Your total withdrawals for the current Account Year equal $10,000 ($5,000 + $5,000), a total of $3,000 in excess of your maximum WB amount. Your remaining GLB amount is thus reduced to $74,000; i.e., the lesser of your Account Value ($74,000) and your previous remaining GLB amount reduced dollar for dollar by the withdrawal ($90,000 - $5,000). Your maximum WB amount is reduced so that the date on which the remaining GLB amount expires will be the same date it would have expired had the maximum WB been withdrawn every year, i.e., ($90,000 - $2,000) ÷ $7000 = 12.57 years. Thus the maximum WB amount will become $5,887 ($74,000 ÷ 12.57).

EXAMPLE 7: Withdrawals with subsequent Purchase Payments under the AB Plan

●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB Plan at any time.

●	On June 1, 2007, you make a subsequent Purchase Payment of $100,000. Your GLB amount is now $185,000, i.e., ($100,000 x 100%) + ($100,000 x 85%).

●
Assume that, on June 1, 2009, your Account Value is $240,000 and you withdraw $40,000. Your Account Value is reduced to $200,000. Your GLB amount is reset to $154,167, i.e., the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $185,000 x ($200,000 ÷ $240,000). Assume you make no more withdrawals or subsequent Purchase Payments.

●	Assume that, on January 1, 2013, your Account Value is $125,000. On that date, your Account Value will be increased by $29,167 ($154,167 - $125,000).

EXAMPLE 8: Withdrawals with subsequent Purchase Payments under the WB Plan

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On January 1, 2004, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

●
Assume that, on January 6, 2004, you make an additional Purchase Payment of $50,000. Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000). Your maximum WB amount is reset to $10,500 ($7,000 + (7% x $50,000)). Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

●
Assume that, on January 1, 2005, you withdraw the maximum WB amount of $10,500 and your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that no additional subsequent Purchase Payments are made and the maximum WB amount is withdrawn annually.

●
Assume that, on January 1, 2013, your Account Value equals $0. Your remaining GLB amount will be $48,500, i.e., ($132,500 - ($10,500 x 8 years). Withdrawals will continue until the remaining GLB amount is reduced to zero.

APPENDIX H -
SECURED RETURNS 2

The following information applies to your Contract if you elected to participate in Secured Returns 2 (“Benefit,” “Secured Returns 2,” or “the rider”) and did not replace it with Secured Returns for Life, which was available for such replacements for a limited period of time beginning in November 2005. Secured Returns 2 is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns 2 to new Owners, renewals are no longer available.

Secured Returns 2 guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements. The amount guaranteed can be greater than or less than your Account Value. All Benefits and charges under Secured Returns 2 terminate upon annuitization.

Secured Returns 2 is available only if you are age 84 or younger on the Open Date. If you choose to participate in the Benefit, you must make your election no later than your Issue Date. You may combine the Benefit with any optional death benefit other than the EEB Premier Plus. Upon annuitization, Secured Returns 2 and any elected optional death benefit automatically terminate.

To participate in Secured Returns 2, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the guaranteed amount is reduced to zero. See “Designated Funds” in the prospectus to which this Appendix is attached.

Unlike other Contract charges, the charge for Secured Returns 2 will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value.” Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year is equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 12 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement. We will continue to deduct this charge until you annuitize or your Secured Returns 2 Benefit expires or is revoked. Cancellation of the Benefit (caused by a transfer out of a Designated Fund or a Purchase Payment allocation to a non-Designated Fund) will not terminate the charge, until the 7th Account Anniversary. Anytime after your 7th Account Anniversary, you may revoke Secured Returns 2. Once revoked, Secured Returns 2 may not be reinstated. After Secured Returns 2 has been revoked, all benefits and charges will end.

Transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the Prospectus to which this Appendix is attached. If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, Secured Returns 2 will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns 2 will be cancelled. Once the Benefit has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary.

If you elect Secured Returns 2, you may choose to receive your Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit (“AB”) Plan or the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan.

If you elect Secured Returns 2, you are automatically enrolled in the AB Plan. After your first Account Anniversary, you may elect instead to receive your Benefit under the WB Plan, provided that you make the election prior to the earliest of your 81st birthday, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under Secured Returns 2 are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the Prospectus to which this Appendix is attached.) In addition, if you have elected Secured Returns 2, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your Guaranteed Living Benefit Amount (“GLB amount”) proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under Secured Returns 2, see Examples 6, 7, 8, 9 and 11 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit (“AB”) Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions. Any such amount will be allocated to the Designated Fund in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1, 2, and 3 in this Appendix. Note that the timing and amount of subsequent Purchase Payments may affect the total Secured Returns 2 Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

If your Contract remains in the AB Plan until it “matures” on the later of your 10th Account Anniversary or 10 years from your most recent Step-Up Date, and the Account Value is greater than or equal to the GLB amount on the “maturity date,” then we will refund the charges you have paid for Secured Returns 2 (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such “maturity date.” No refund of Secured Returns 2 charges will be made if you change from the AB Plan to the WB Plan.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 6 and 9 in this Appendix.)

If you die while participating in the AB Plan, all benefits and charges under Secured Returns 2 will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract. If such election is made, the same Secured Returns 2 Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse's 81st birthday, and the date the AB Plan is scheduled to “mature”. If your surviving spouse does not elect the WB Plan, the AB Plan will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) In all cases, the GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, you may withdraw up to a set dollar amount from your Account Value each year during which the WB Plan is in effect, until your remaining GLB amount equals zero. Once the remaining GLB amount is reduced to zero, the Secured Returns 2 Benefit will expire and no new Purchase Payments will be accepted into the WB Plan. This set dollar amount, or “maximum WB amount,” is equal to 7% of the remaining GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns 2 Benefits if your Account Value is less than your remaining GLB amount. In all cases, the value you will receive upon a full withdrawal, or “surrender” of your Contract, will be your Contract's Surrender Value and not the remaining GLB amount. Provided any remaining GLB amount is not reduced to zero, any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Account Anniversary, you may not make any additional Purchase Payments unless your WB Plan has expired.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce the remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, the remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 7 in this Appendix.)

The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns 2 benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

For examples of how we calculate benefits under the WB Plan, see Examples 4 and 5 in this Appendix.

If you die while participating in the WB Plan and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns 2 will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) In such case, the remaining GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value. In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

After your fifth Account Anniversary, you may elect to increase (“step-up”) your GLB amount or remaining GLB amount to your then current Account Value. Currently, this step-up election may be made on any day after your fifth Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the fifth or any subsequent Account Anniversary.) On the day we receive your step-up election notice in good order (the “Step-Up Date”), we will increase your GLB or remaining GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up your GLB or remaining GLB amount, at least 5 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up the GLB or remaining GLB amount if the current Account Value is greater than the current GLB or remaining GLB amount. If you are in the AB Plan, you must be less than age 85 on the Step-Up Date. If you are in the WB Plan, you must be less than age 81 on the Step-Up Date.

Following your step-up election, the rider fee may be changed to an amount that may be higher than your current Secured Returns 2 fee as discussed above. The rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you are participating in the AB Plan and you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. Without a step-up, your benefit under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns 2 rider charges). After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date. (See Example 2 in this Appendix.)

If you have been receiving benefits under the WB Plan, a step-up may change your “maximum WB amount.” After the step up, your “maximum WB amount” will become the greater of the current “maximum WB amount” and 7% of your new remaining GLB amount. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new “maximum WB amount.” (See Example 8 in this Appendix.)

At the time of a step-up, if your benefit is under the AB Plan, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described above.

Because Purchase Payments, under the WB Plan, are not allowed after your fourth Account Anniversary, you must be participating in the AB Plan to make any subsequent Purchase Payments after a Step-Up. After your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount will increase by the following percentages:

Step-Up Year	Payments Made Between	Percentage Guaranteed
1	10/02/10 – 10/01/11	100%
2	10/02/11 – 10/01/12	100%
3	10/02/12 – 10/01/13	85%
4	10/02/13 – 10/01/14	85%
5	10/02/14 – 10/01/15	85%
6	10/02/15 – 10/01/16	70%
7	10/02/16 – 10/01/17	70%
8	10/02/17 – 10/01/18	70%
9	10/02/18 – 10/01/19	60%
10	10/02/19 – 10/01/20	60%

Thus, a subsequent Purchase Payment made on October 2, 2015, will provide only a 70% guarantee whereas a subsequent Purchase Payment made on October 1, 2015, will provide an 85% guarantee. (See Example 10 in this Appendix.) It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns 2. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns 2 as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your remaining GLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount. In other words, we will not reduce your remaining GLB amount if a Yearly RMD Amount exceeds either your Maximum WB Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the remaining GLB amount per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Maximum WB Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the Prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU ELECTED SECURED RETURNS 2 ON JANUARY 1, 2005 WITH AN INITIAL PURCHASE PAYMENT OF $100,000. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Low investment performance; no WB election.

●
Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance. Since your Account Value was below the GLB amount of $100,000 from January 1, 2010 through January 1, 2015, the step-up feature is not available.

●	Assume that on January 1, 2015, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.

●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($100,000 - $85,000).

EXAMPLE 2: Low investment performance; no WB election; step-up elected.

●
Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance. However, assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

●
Your new GMAB rider maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020, your Account Value is $130,000. Assume that your total rider charges to date are $10,125.

●	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 3: High investment performance; no WB election; refund applies.

●
Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance. Assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you do not elect to step-up.

●	Assume that on January 1, 2015, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.

●	Because your Account Value is greater than the GLB amount of $100,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $207,500.

EXAMPLE 4: Low investment performance; WB election.

●
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

●
On December 31, 2007, your remaining GLB amount will be $86,000. Assume that, on this date, your Account Value is $80,000. The $7,000 withdrawals continue for seven more years. Assume that from January 1, 2010 through December 31, 2014, your Account Value is less than your remaining GLB amount. Therefore, the step-up feature is not available.

●	On December 31, 2014, your remaining GLB amount will be $37,000. Assume that, on this date, your Account Value is $0.

●	These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 2020. At that time, Secured Returns 2 terminates.

EXAMPLE 5: High investment performance; WB election; step-up elected.

●
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $95,000.

●
On December 31, 2007, your remaining GLB amount will be $86,000. Assume that, on this date, your Account Value is $90,000. The $7,000 withdrawals continue for two more years. Assume that on January 1, 2010, your Account Value is $80,000 and your remaining GLB amount is $72,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $80,000. Assume you elect to step-up. Your maximum WB amount is calculated as 7% of $80,000 = $5,600. However, since this is less than your current maximum WB amount of $7,000, your maximum WB amount will remain at $7,000.

●	Assume you continue to withdraw $7,000 per year for four more years. On December 31, 2013, your remaining GLB amount will be $52,000. Assume that, on this date, your Account Value is $56,000.

●	These $7,000 withdrawals continue. On December 31, 2020, the remaining GLB amount equals $3,000. Assume that, on this date, your Account Value equals $20,000.

●
Assume that you withdraw $3,000 on February 12, 2021. At this time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 6: Withdrawals under the AB Plan; low investment performance.

●	Assume that you did not elect the WB plan at any time.

●	Assume that on January 1, 2006, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.

●	On January 1, 2006, your GLB amount will be reset to $90,000 (the previous GLB amount reduced proportional to the amount of Account Value withdrawn).

●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015 is $87,000. Assume that your total rider charges to date are $4,710.

●	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 7: Withdrawals under the WB Plan; low investment performance.

●
Assume that you elect the WB plan at the beginning of your second Account Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount). However, assume no withdrawals are made. On July 1, 2006, assume that your Account Value is $95,000. The remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

●	Assume that you make a withdrawal of $5,000 on September 3, 2006. Your remaining GLB amount is now $95,000. Assume that your Account Value is now $88,000.

●
Assume that you make another withdrawal of $5,000 on April 5, 2007. This is now a new Account Year, so the maximum WB amount has not been exceeded yet. Your remaining GLB amount is now $90,000. Assume that your Account Value is now $80,000.

●
Assume that you make another withdrawal of $5,000 on September 18, 2007. Your total withdrawals in the current Account Year are now $10,000 and exceed the WB maximum of $7,000. Assume that your Account Value is $79,000 just before the withdrawal, and $74,000 just after the withdrawal.

●
Because your withdrawals exceeded the maximum WB amount, your remaining GLB amount is reduced to the lesser of your previous remaining GLB amount reduced dollar for dollar for the withdrawal ($90,000 - $5,000), and your current Account Value ($74,000). Therefore, your new remaining GLB amount is $74,000. Your maximum WB amount is reduced so that the date on which the remaining GLB expires will be the same date it would have expired had the maximum WB been withdrawn every year (i.e., ($90,000 - $2,000) ÷ $7,000 = 12.57 years). Thus the new maximum WB amount becomes $5,887 ($74,000 ÷ 12.57).

EXAMPLE 8: Withdrawals under the WB Plan; high investment performance; step-up elected.

●
Assume that you elect the WB plan at the beginning of your second Account Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount). However, assume you make no withdrawals. On February 1, 2010, assume that your Account Value is $124,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $124,000. Assume that you do not step-up. Your remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

●
Assume that on March 3, 2010, your Account Value is now $125,000. You now make a withdrawal of $5,000. Your remaining GLB amount is now $95,000. Your Account Value is now $120,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $120,000. Assume that you do step-up. Your maximum WB amount is calculated as 7% of $120,000 = $8,400. Since this is greater than your current maximum WB amount of $7,000, your maximum WB amount increases to $8,400.

●
Assume that you wish to make another withdrawal on October 5, 2010. Because you have already withdrawn $5,000 in the current Account Year, you can withdraw $3,400 ($8,400 - $5,000) without exceeding your WB maximum. Assume that you withdraw this $3,400. Your remaining GLB amount is now $116,600 ($120,000 - $3,400). Assume that your Account Value is now $118,000.

●
On January 2, 2011 you begin a new Account Year. Therefore, you can withdraw $8,400 in this new Account Year without exceeding your WB maximum. Assume that you do withdraw $8,400 in this Account Year. On December 31, 2011, the remaining GLB amount equals $108,200. Assume that, on this date, your Account Value equals $110,000.

●	Assume that you continue to withdraw $8,400 each Account Year. On December 31, 2023, the remaining GLB amount equals $7,400. Assume that, on this date, your Account Value equals $30,000.

●
Assume that you withdraw $7,400 on March 12, 2024. At that time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

●	Assume that you did not elect the WB Plan at any time.

●	On June 1, 2010, you make an additional $80,000 Purchase Payment.

●	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that, on June 1, 2011, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.

●
On June 1, 2011, your GLB amount is reset to $140,000. This equals the previous remaining GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [1 – (40,000 ÷ 240,000)].

●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015, is $125,000. Assume that your total rider charges to date are $6,670.

●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Step-up and Subsequent Purchase Payments under the AB Plan; high investment performance; step-up elected; refund applies.

●
Assume that you did not elect the WB Plan at any time and that your Designated Fund had high investment performance. Assume that your Account Value is $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

●	On June 1, 2011, you make an additional $80,000 Purchase Payment.

●
On June 1, 2011, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has only been one year since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

●
Your new AB Plan maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020 your Account Value is $280,000. Assume that your total rider charges to date are $15,130.

●	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $295,130.

EXAMPLE 11: Withdrawals with Subsequent Purchase Payments under the WB Plan.

●
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount or $7,000).

●	On January 1, 2007, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

●	On January 6, 2007, you make an additional Purchase Payment of $50,000.

●	Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000).

●	Your maximum WB amount is reset to $10,500 [$7,000 + (7% x $50,000)].

●	Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

●	On January 1, 2008, your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that you make no additional Purchase Payments and the maximum WB amount is withdrawn annually.

●
Assume that on January 1, 2016, your Account Value is $0. Your remaining GLB amount will be $48,500 [$132,500 – ($10,500 x 8 years)]. Withdrawals of $10,500 will continue until the remaining GLB amount runs out in year 2020. At that time, the Secured Returns 2 terminates.

EXAMPLE 12: Calculation of explicit rider charges.

●
Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the first ten years. Also assume that you do not elect to step-up at any time.

●
On March 31, 2005, your Account Value before the charge for Secured Returns 2 is taken is $101,196.79. The charge deducted on March 31, 2005 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2005 is $101,070.29 ($101,196.79 - $126.50).

●
On June 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $102,307.23. The fee deducted on June 30, 2005 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2005 is $102,179.35 ($102,307.23 - $127.88).

●
On September 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $103,443.69. The fee deducted on September 30, 2005 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2005 is $103,314.39 ($103,443.69 - $129.30).

●
This pattern continues until the maturity date for your Benefit of January 1, 2015. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns 2 charges that have been made. Note that if Secured Returns 2 was revoked or cancelled before the maturity date for your Benefit of January 1, 2015, then no Secured Returns 2 credit will be made to your Account.

APPENDIX I -
SECURED RETURNS FOR LIFE PLUS SM

The optional living benefit known as Secured Returns for Life Plus (“Secured Returns for Life Plus,” “Benefit,” or “the rider”) was available for Contracts purchased on or after April 11, 2006, and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in Secured Returns for Life Plus. Secured Returns for Life Plus is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns for Life Plus to new Owners, renewals are no longer available.

Secured Returns for Life Plus provides a guarantee of a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals), during the accumulation period regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit (“AB”) Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life. (You should note that the Benefit does not, in all cases, guarantee payments “for Life.” Certain actions you take may reduce, and even terminate, your Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.)

In addition, Secured Returns for Life Plus includes a bonus feature (called the “Plus 5 Program”) that may increase the guaranteed amount under the WB Plan provided no withdrawals are taken during an Account Year. These bonuses will not increase your guaranteed amount under the AB Plan. We will, however, keep track of any bonuses while you are in the AB Plan and apply them to the WB Plan, if and when you transfer into the WB Plan. The bonuses under the Plus 5 Program are discussed further in this Appendix under “Plus 5 Program.”

We use the following definitions to describe how Secured Returns for Life Plus works:

AB Plan Maturity Date:
The date when the AB Plan matures. If you are younger than 85 on the Issue Date, your AB Plan Maturity Date is the later of your 10th Account Anniversary or 10 years from the date of your last step-up. (See “Step-Up.”) If you are 85 on the Issue Date, your AB Plan Maturity Date is your Maximum Annuity Commencement Date.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Plus 5 Period:	The period of time equal in length to the first 10 Account Years; or, if less than 10 years, the period of time up to the Account Year in which the oldest Participant attains age 80.

Bonus Base:
An amount that is equal to the initial Purchase Payment on the date the Contract is issued, and later is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals made during the Plus 5 Period.

Guaranteed Living Benefit Amount (the “GLB amount”):
The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the RGLB amount on the date you elect the WB Plan.

Remaining Guaranteed Living Benefit Amount (the “RGLB amount”):
The minimum amount guaranteed if you elected the WB Plan. The RGLB amount equals the GLB amount plus any accrued bonus amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals.

Guaranteed Living Benefit Base (the “GLB Base”):
A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:
A value equal to the RGLB amount on the WB Plan election date, if you are age 60 or older on said date. A value equal to the RGLB amount on the Account Anniversary on or immediately following your 59th birthday, if you are less than age 60 on the WB Plan election date. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:
The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Participant on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest Participant will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

You and Your:
Under this optional living benefit, the terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant as described under “Death of Participant Under the AB Plan” and “Death of Participant Under the WB Plan.” In the case of a non-natural Participant, these terms refer to the oldest annuitant.

We also use the following acronyms when discussing the features of Secured Returns for Life Plus:

WB Plan	Guaranteed Minimum Withdrawal Benefit Plan

AB Plan	Guaranteed Minimum Accumulation Benefit Plan

GLB Amount	Guaranteed Living Benefit Amount

RGLB Amount	Remaining Guaranteed Living Benefit Amount

Maximum WB Amount	Maximum Guaranteed Minimum Withdrawal Benefit Amount

Maximum WB for Life Amount	Maximum Guaranteed Minimum Withdrawal Benefit for Life Amount

To participate in Secured Returns for Life Plus, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the RGLB amount is reduced to zero and the Lifetime Income Base is zero. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “Designated Funds” in the prospectus to which this Appendix is attached.

When you elected to participate in Secured Returns for Life Plus, you are automatically enrolled in the AB Plan. At any time, you may elect instead to receive your benefits under the WB Plan, provided that you make the election prior to the earliest of the date your AB Plan matures, the Contract's Maximum Annuity Commencement Date, and the date you annuitize. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit (“AB”) Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount and your Bonus Base are equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described in this Appendix under “Step -Up”) and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Account Anniversary will be reduced depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage added to the GLB amount and to the Bonus Base
1-2	100%
3-5	85%
6-8	70%
9-10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns for Life Plus Benefit. In particular, Purchase Payments made after the second Account Year may significantly reduce the value of this Benefit to you.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life Plus. (See “Refund of Secured Returns for Life Plus Charges Under the AB Plan” in this Appendix.) For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in this Appendix.

Guaranteed Minimum Withdrawal Benefit (“WB”) Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount even if your Account Value becomes zero. Each Account Year during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Account Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described in this Appendix under “Withdrawals Under Secured Returns for Life Plus.”

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Account Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Account Year after your first Account Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Account Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed in this Appendix under “Withdrawals Under Secured Returns for Life Plus.”

Your Guaranteed Living Benefit Base is also set equal to the RGLB amount on the date you elect to participate in the Guaranteed Minimum Withdrawal Benefit Plan. Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described above under “Guaranteed Minimum Accumulation Benefit (“AB”) Plan” plus any accrued bonuses. This value is used to determine your Maximum WB for Life Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

●	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

●	your first Account Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Account Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See “Withdrawals Under Secured Returns for Life Plus” in this Appendix.)

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawal under the WB Plan as shown in the above chart or your most recent “Step-Up Date,” described in this Appendix under “Step-Up.” Under the WB Plan, after your fourth Account Anniversary, you may not make any additional Purchase Payments unless your Benefit under the rider has been cancelled, terminated, or revoked. After the fourth Account Anniversary, any Purchase Payments you submit while participating in the WB Plan will be returned to you.

For examples of how we calculate benefits under the WB Plan, see Examples 5 and 6 in this Appendix.

Plus 5 Program

The Plus 5 Program gives you the opportunity to increase your Secured Returns for Life Plus Benefit if you defer taking withdrawals. That is to say, if you have selected the Benefit and you do not take any withdrawals in the early Account Years, you will be able to take larger withdrawals in the later Account Years. Under Secured Returns for Life Plus, the Plus 5 Program is automatically available to you during your first 10 Account Years (the “Plus 5 Period”). However, if you are 70 or older on the Issue Date, the Plus 5 Period ends on your 80th birthday. Under the Plus 5 Program, if you do not take any withdrawals during any one or more Account Years, we will automatically calculate a bonus based upon your initial Purchase Payment (the “Bonus Base”) and adjusted for additional Purchase Payments, step-ups, and partial withdrawals. Although we calculate the amount of your bonus each year regardless of whether you are participating in the AB Plan or the WB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan, as follows:

●
Assume you are participating in the AB Plan. Under this Plan, you only have the potential for increasing the amount of your withdrawals in later Account Years. For each year you do not take a withdrawal during the Plus 5 Period, we will calculate a bonus equal to 5% of your Bonus Base and add it to an existing accrued bonus amount. The bonuses you earn will accumulate but will not increase your Account Value, your GLB amount, or any guarantee payments you receive under the AB Plan. If you choose to switch to the WB Plan, that potential for larger withdrawals will be realized. When you switch to the WB Plan, we will set your RGLB amount to equal your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan.

●
Assume you are participating in the WB Plan. Under this Plan, the potential for larger withdrawals will be realized. Each year you do not take a withdrawal during the Plus 5 Period, we will not only calculate a bonus equal to 5% of your Bonus Base, but we will add that bonus to your RGLB amount on your Account Anniversary (prior to calculating your new GLB Base or Lifetime Income Base). In this way, your withdrawals under the WB Plan will be larger in the later years than they would have been without the Plus 5 Program. Each time we add a bonus to the RGLB amount, we will also recalculate your GLB Base and Lifetime Income Base as described below.

After the addition of any bonus, your new GLB Base will be the greater of:

●	your GLB Base prior to the addition of the amount of any bonus, and

●	your RGLB amount after the addition of any applicable bonus.

If your age is within our age limitations, we will calculate a new Lifetime Income Base. Your new Lifetime Income Base will be equal to the greater of:

●	your Lifetime Income Base prior to the addition of the bonus amount, and

●	the lesser of:

●	your RGLB amount after the addition of the bonus amount, and

●	your previous Lifetime Income Base plus the addition of any bonus amount.

While you are participating in the AB Plan during the Plus 5 Period, any bonuses that apply to your Contract will only accumulate and will not increase your GLB amount or any guarantee payments you receive under the AB Plan. However, for each Account Year that you do not take a withdrawal during the Plus 5 Period, the bonus will be calculated and added to the existing accrued bonus amount. Before taking a withdrawal during the Plus 5 Period, you should carefully consider the negative effect this will have on your Plus 5 bonuses.

When and if you elect to participate in the WB Plan, your RGLB amount is set equal to your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan. Your accrued bonus amount will then be set at zero. Any future bonus amounts, if applicable, while you are participating in the WB Plan, will be added each year, as described above.

Bonuses under the Plus 5 Program do not increase your Account Value; you can benefit from any such bonus only if you choose the WB Plan.

Cost of Secured Returns for Life Plus

Unlike other Contract charges, the charge for Secured Returns for Life Plus will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value” in the prospectus to which this Appendix is attached. Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life Plus is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.125%. (See Example 18 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement. The maximum charge you can pay for Secured Returns for Life Plus in any one Account Year is equal to 0.50% of the highest Account Value at any point in that Account Year.

We will continue to deduct this charge until:

●	you annuitize or

●	under the provisions of Secured Returns for Life Plus:

●	your Benefit matures;

●	your Benefit is revoked (see “Revocation of Secured Returns for Life Plus” in this Appendix); or

●	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge, until the 7th Account Anniversary. (See “Cancellation of Secured Returns for Life Plus” in this Appendix.)

Withdrawals Under Secured Returns for Life Plus

All withdrawals under Secured Returns for Life Plus are subject to withdrawal charges if they are in excess of your annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached) In addition, any withdrawals you take under Secured Returns for Life Plus may reduce the value of your Benefit under the rider. Such withdrawals affect your Benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount of the withdrawal.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your Benefit under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your Benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

You should be aware that, if your Account Value is less than the amount of your Benefit at the time a withdrawal is taken, your GLB amount will be reduced by an amount equal to or more than the amount withdrawn. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Secured Returns for Life Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

We will also proportionally reduce your Bonus Base and any accrued bonuses using a similar calculation. (See Example 3 in this Appendix.) However, as discussed in detail in this Appendix under “Plus 5 Program,” even though the Bonus Base and accrued bonuses are calculated while you are in the AB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of the withdrawal, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Account Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. You should be aware that, if you withdraw more than your Maximum WB Amount at time when your Account Value is less than the amount of your Benefit, your RGLB amount will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Secured Returns for Life Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

●	your previous RGLB amount, reduced by the amount of the withdrawal, and

●	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

●	your previous GLB Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and

●	your Account Value after the withdrawal.

Your new Bonus Base will be the lesser of:

●	your previous Bonus Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and

●	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your Benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of such withdrawals, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Account Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:

●	your previous Lifetime Income Base reduced by the amount of the withdrawal in excess of the Maximum WB for Life Amount, and

●	the Account Value after the withdrawal.

Your new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent “Step-Up Date,” if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Account Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

●
A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce and even terminate your Secured Returns for Life Plus Benefits, including reducing your Account Value to zero and thereby terminating your Contract without value.

●
If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will terminate and your Contract will terminate without value.

●
If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)
You could choose to receive the Maximum WB for Life Amount, if any, until you die. In that case, after your death, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero; or

(2)	You (or your beneficiary if you have died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 5 through 7 and Examples 11 and 12 in this Appendix.

Annuitization Under the WB Plan

Under the WB Plan, if your Account Value is greater than zero on the Maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the Maximum Annuity Commencement Date you may elect to:

●	annuitize the Contract as described under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached;

●	surrender your Contract;

●	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

●	receive the Maximum WB for Life Amount each year until a Participant dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the death benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we may automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain. Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

Cancellation of Secured Returns for Life Plus

Transfers among the Designated Funds are permitted as described in the prospectus to which this Appendix is attached under “Transfer Privilege.” If, however, you transfer some or all of your Account Value out of the Designated Funds, the Secured Returns for Life Plus benefits will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns for Life Plus benefits will be cancelled. A change of ownership of the Contract may also cancel Secured Returns for Life Plus.

Once Secured Returns for Life Plus has been cancelled, it cannot be reinstated. After cancellation of the benefits, you will continue to pay the annual charge for Secured Returns for Life Plus until your 7th Account Anniversary.

Revocation of Secured Returns for Life Plus

Anytime after your 7th Account Anniversary, you may revoke Secured Returns for Life Plus. Once revoked, Secured Returns for Life Plus may not be reinstated. After Secured Returns for Life Plus has been revoked, all benefits and charges will end.

Step-Up

On or after your first Account Anniversary, you may elect to increase your guaranteed amount to your then current Account Value. Currently, this step-up election may be made on any day after your first Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the first or any subsequent Account Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in good order (the “Step-Up Date”), we will increase your GLB amount and Bonus Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB amount, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your Bonus Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB Base and greater than the current Lifetime Income Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Sun Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefits under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life Plus charge, i.e. the “AB Plan Maturity Date”). If you elect to step-up your GLB amount, the term of your benefits under the AB Plan will change. After you make a step-up election, your benefits under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Example 4 in this Appendix.) Accrued bonus amounts after step-up under the AB Plan will be equal to the greater of:

●	the accrued bonus amount before step-up less the difference between the GLB amount after and before step-up, and

●	zero.

Thus, a step-up while the AB Plan is in effect will cause a reduction in the amount of any accrued bonuses.

Following your step-up election, the rider fee will be changed to an amount equal to the Secured Returns for Life Plus fee charged on newly issued Contracts at that time. This fee may be higher than your current fee as set forth in this Appendix under “Cost of Secured Returns for Life Plus.” If we are no longer issuing new Contracts with the Secured Returns for Life Plus Rider, then the rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your Maximum Annuity Commencement Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 8 in this Appendix.)

If your Benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described in this Appendix under “Guaranteed Minimum Withdrawal Benefit ('WB') Plan”. (See Example 16 in this Appendix.)

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, any subsequent Purchase Payment will increase, by the full amount of the payment, the RGLB amount, the GLB Base, the Bonus Base, and the Lifetime Income Base, if applicable. After your fourth Account Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount and the Bonus Base under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2010, and elected to step-up your Contract on October 1, 2015. Under the AB Plan that you have elected, your Benefit matures on October 1, 2025. For any subsequent Purchase Payments you make into this Contract, your GLB amount and your Bonus Base would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount and the Bonus Base
1	10/02/15 – 10/01/16	100%
2	10/02/16 – 10/01/17	100%
3	10/02/17 – 10/01/18	85%
4	10/02/18 – 10/01/19	85%
5	10/02/19 – 10/01/20	85%
6	10/02/20 – 10/01/21	70%
7	10/02/21 – 10/01/22	70%
8	10/02/22 – 10/01/23	70%
9	10/02/23 – 10/01/24	60%
10	10/02/24 – 10/01/25	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2020 would be guaranteed, whereas 85% of a subsequent Purchase Payment made on October 1, 2020 would be guaranteed. It may be to your disadvantage to make any such Purchase Payments that increase the GLB amount by less that 100% of the payment.

Refund of Secured Returns for Life Plus Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life Plus (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life Plus charges will be made if you change from the AB Plan to the WB Plan.

Death of Participant Under the AB Plan

If any Participant dies while participating in the AB Plan, all benefits and charges under Secured Returns for Life Plus will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, the surviving spouse has three options under the Contract.

(1)
The spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached.) The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

(2)
The surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the Maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

(3)
The surviving spouse can elect to participate in a new Secured Returns for Life Plus rider on the original Contract (assuming that the rider is available to new Participants at the time of election and the surviving spouse meets certain eligibility requirements) and, thus, be eligible to receive lifetime withdrawal benefits. If the surviving spouse makes such election: (a) the rider charge will be equal to the rider charge on newly issued Contracts; (b) the GLB amount and the Bonus Base will be equal to the Account Value after the death benefit has been credited; and (c) the spouse will be enrolled in the AB Plan. If the spouse elects to switch to the WB Plan, the GLB Base and the RGLB amount will be the GLB amount on the date the spouse elected to participate in the WB Plan. The Lifetime Income Base will be the RGLB amount on:

●	the date the surviving spouse elected to participate in the WB Plan, if the spouse is age 60 or older on that date, or

●	the Account Anniversary after the surviving spouse reaches age 59, if the spouse is 59 or younger on the date of the WB Plan election.

If the Contract is not continued by the surviving spouse following a Participant’s death while participating in the AB Plan, the Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Death of Participant Under the WB Plan

If any Participant dies while participating in the WB Plan, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If the surviving spouse is the sole Beneficiary and elects to continue the Contract, the spouse has two additional options under the Contract:

(1)
The surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to the spouse. All other benefits under the WB Plan will continue, for the surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached) The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

(2)
The surviving spouse can elect to participate in a new Secured Returns for Life Plus benefit on the original contract (subject to the terms and conditions described above under “Death of Participant Under the AB Plan”) and, thus, be eligible to receive lifetime withdrawal benefits.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns for Life Plus. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life Plus as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base, Lifetime Income Base, or Bonus Base, if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the GLB Base, Lifetime Income Base, Bonus Base, or all of these amounts, per the terms of the rider regarding Excess Withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount, Bonus Base and any accrued bonus amounts proportionally (see “Withdrawals Under Secured Returns for Life Plus” in this Appendix).

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU ELECTED SECURED RETURNS FOR LIFE PLUS ON JANUARY 1, 2007 WITH AN INITIAL PURCHASE PAYMENT OF $100,000. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you remain in the AB plan until it “matures” on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $50,000 ($5,000 per year for ten years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $88,000. Since your Account Value is less than your GLB amount by $12,000, an amount equal to $12,000 will be deposited into your Contract ($100,000 - $88,000).

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments; Refund Applies.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on May 20, 2009, you make a Purchase Payment of $80,000. Since you are in your third Account Year, your GLB amount is increased by 85% of this Purchase Payment. Therefore, your new GLB amount is $168,000 (old GLB amount of $100,000 plus 85% of $80,000). Your new Bonus Base is also $168,000 (old Bonus Base of $100,000 plus 85% of $80,000). Your accrued bonus amount remains at $10,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $18,400, which equals $8,400 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $168,000.

●
Assume that you remain in the AB Plan until it “matures” on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $77,200 ($5,000 per year for two years plus $8,400 per year for eight years). Since your rider “matured” in the AB Plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $200,000. Assume that the total rider charges you paid were $8,375.

●
Because your Account Value is greater than your GLB amount ($200,000 vs. $168,000), your Contract will be credited with an amount equal to the rider charges you have paid ($8,375), increasing your Account Value to $208,375.

EXAMPLE 3: Withdrawals under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on March 10, 2009 (in your third Account Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 ÷ $80,000) = $8,750.

●
Assume that you take no more withdrawals in your third Account Year. Therefore, on January 1, 2010, your GLB amount remains at $87,500, and your Bonus Base also remains at $87,500. Since you made a withdrawal in your third Account Year, you do not accrue a bonus amount in that Account Year. Therefore, your accrued bonus amount remains at $8,750.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $13,125, which equals $4,375 (5% of the Bonus Base) plus your previous accrued bonus amount of $8,750. Since no withdrawals were been taken, your GLB amount and your Bonus Base both remain at $87,500.

●
Assume that you remain in the AB plan until it “matures” on January 1, 2017. Assume that you take no more withdrawals from your contract. Your accrued bonus amount is $39,375 ($8,750 total for the first two years plus $4,375 per year for seven years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $80,000. Since your Account Value is less than your GLB amount by $7,500, an amount equal to $7,500 will be deposited into your Contract ($87,500 - $80,000).

EXAMPLE 4: Step-up elected under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 1, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up with the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan “maturity date” is now January 1, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

●
Assume that you remain in the AB plan until it “matures” on January 1, 2020. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $41,300 ($5,900 per year for seven years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2020 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

●	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually.

●	On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday
●	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

●	On December 31, 2007, after your first systematic withdrawal of $5,000, your Maximum WB Amount:

●	Your Account Value is reduced by the amount of the withdrawal [$5,000].
●	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2009, you celebrate your 59th birthday. On January 1, 2010:

●	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].
●	Your RGLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is set at $85,000 [an amount equal to the RGLB amount on your first Account Anniversary after your 59th birthday].
●	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

●	Your Account Value equals zero.
●	Your RGLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 – ($3,400 x 20)]
●	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Account Year.
●	Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

●
Assume you elect to take annual payments of your Maximum WB for Life Amount. Therefore you will continue to receive $3,400 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $5,000 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.

●	On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

●	On December 31, 2007, after your first systematic withdrawal of $4,000:

●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your RGLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Account Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2010:

●	Your RGLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].
●	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB Amount is $7,500 [5% of your new GLB Base]
●	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base]
●	Your Bonus Base, increased by the subsequent Purchase Payment, is $150,000.

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2030:

●	Your Account Value equals zero.
●	Your RGLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 – ($6,000 x 20)].
●	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
●	Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

●
Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000. Therefore, you will continue to receive $6,000 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $7,500 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 7: Withdrawals under WB Plan Exceeding Maximum WB Amount.

●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2007. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

●	On December 31, 2007, after you take a withdrawal of $6,000, your Account Value is $92,000:

●	Your RGLB amount is reduced to $92,000 [the lesser of (1) your current RGLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].
●	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].
●	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].
●
Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

●	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base].
●	Your Bonus Base is reduced to $92,000 [the lesser of (1) your current Bonus Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].

●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Fund, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your RGLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

●	Assume your fund earns -2% in Account Year 14, and that you take another $6,000 withdrawal. On December 31, 2020:

●	Your Account Value is $1,457.
●	Your RGLB amount is $1,457 [the lesser of (1) your current RGLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].
●	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 – ($6,000 - $380)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB Amount equals $73 [5% of your new GLB Base].
●	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your RGLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your RGLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your RGLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 8: Step-up elected under WB Plan.

●
Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

●	On December 31, 2007, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:

●	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2009:

●	Your Account Value is $103,184.
●	Your RGLB amount is $85,000 [$100,000 - ($5,000 x 3)].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Your Bonus Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

Because your Account Value is greater than your RGLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2010*:

●	Your Account Value is $103,184.
●	Your RGLB amount is $103,184.
●	Your GLB Base is $103,184.
●	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].
●	Your Lifetime Income Base is $103,184.
●	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].
●	Your Bonus Base is $103,184.

*
Note: Assume instead that you elected to step-up sometime in 2010 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount of $5,159 would apply so that you could withdraw an additional $159 during the remainder of 2010 without exceeding your maximum amounts.

EXAMPLE 9: WB election at issue; Withdrawals not taken immediately.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $110,000.
Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $110,000, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500. Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,500 in your third Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $110,000 - $5,500, or $104,500. Your GLB Base will remain at $110,000, so your Maximum WB Amount will remain at 5% of $110,000, or $5,500. Your LIB will also remain at $110,000, so your Maximum WB for Life Amount will remain at 5% of $110,000, or $5,500.

●
Assume that you remain alive and that you continue to make withdrawals of $5,500 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your LIB is still $110,000. Therefore, you can continue to receive $5,500 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 10: WB election at issue; subsequent Purchase Payments made; withdrawals not taken immediately.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you make a Purchase Payment of $60,000 in your second Account Year. Your RGLB amount, GLB Base, LIB, and Bonus Base are all increased by the amount of the Purchase Payment. Therefore, your RGLB amount, GLB Base, and LIB are all now equal to $105,000 plus $60,000 = $165,000. Your Bonus Base is now equal to $100,000 plus $60,000 = $160,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $8,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $173,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $165,000, and
(ii)	your new RGLB amount of $173,000.
Therefore, your GLB Base is now $173,000, and your new Maximum WB Amount is 5% of $173,000, or $8,650.
Your LIB will now become the greater of:
(i)	your old LIB of $165,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $173,000, and
(b)	your old LIB of $165,000 plus the bonus amount of $8,000.
Therefore, your LIB is now $173,000, and your new Maximum WB for Life Amount is 5% of $173,000, or $8,650. Your Bonus Base remains at $160,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $8,650 in your third Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $173,000 - $8,650, or $164,350. Your GLB Base will remain at $173,000, so your Maximum WB Amount will remain at 5% of $173,000, or $8,650. Your LIB will also remain at $173,000, so your Maximum WB for Life Amount will remain at 5% of $173,000, or $8,650. Your Bonus Base will remain at $160,000.

●
Assume that you remain alive and that you continue to make withdrawals of $8,650 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $173,000. Therefore, you can continue to receive $8,650 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 11: WB election at issue; withdrawals taken.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,250 in your second Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $105,000 - $5,250, or $99,750. Your GLB Base will remain at $105,000, so your Maximum WB Amount will remain at 5% of $105,000, or $5,250. Your LIB will also remain at $105,000, so your Maximum WB for Life Amount will remain at 5% of $105,000, or $5,250. Since your withdrawal did not exceed your Maximum WB Amount, your Bonus Base will remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $104,750. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $104,750.
Therefore, your GLB Base remains at $105,000, and your Maximum WB Amount remains at 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $104,750, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB remains at $105,000, and your Maximum WB for Life Amount remains at 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $109,750. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $109,750.
Therefore, your GLB Base is now $109,750, and your new Maximum WB Amount is 5% of $109,750, or $5,487.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $109,750, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $109,750, and your new Maximum WB for Life Amount is 5% of $109,750, or $5,487. Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,487 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $5,487 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $109,750. Therefore, you can continue to receive $5,487 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 12: WB election at issue; Excess Withdrawal taken.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal of $6,000 in your second Account Year. This withdrawal exceeds both your Maximum WB Amount and your Maximum WB for Life Amount of $5,250. Assume that your Account Value equals $90,000 after you make this withdrawal. Your RGLB amount will be reduced to the lesser of:

(i)	your old RGLB amount of $105,000 minus the $6,000 withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new RGLB amount is $90,000.
Your GLB Base will be reduced to the lesser of:
(i)	your old GLB Base of $105,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new GLB Base is $90,000. Your new Maximum WB Amount is 5% of $90,000, or $4,500.
Your Bonus Base will be reduced to the lesser of:
(i)	your old Bonus Base of $100,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new Bonus Base is $90,000.
Your LIB will be reduced to the lesser of:
(i)	your old LIB of $105,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new LIB is $90,000. Your new Maximum WB for Life Amount is 5% of $90,000, or $4,500.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $94,500. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $90,000, and
(ii)	your new RGLB amount of $94,500.
Therefore, your GLB Base is now $94,500, and your new Maximum WB Amount is 5% of $94,500, or $4,725.
Your LIB will now become the greater of:
(i)	your old LIB of $90,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $94,500, and
(b)	your old LIB of $90,000 plus the bonus amount of $4,500.
Therefore, your LIB is now $94,500, and your new Maximum WB for Life Amount is 5% of $94,500, or $4,725. Your Bonus Base remains at $90,000.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $99,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $94,500, and
(ii)	your new RGLB amount of $99,000.
Therefore, your GLB Base is now $99,000, and your new Maximum WB Amount is 5% of $99,000, or $4,950.
Your LIB will now become the greater of:
(i)	your old LIB of $94,500, and
(ii)	the lesser of:
(a)	your new RGLB amount of $99,000, and
(b)	your old LIB of $94,500 plus the bonus amount of $4,500.
Therefore, your LIB is now $99,000, and your new Maximum WB for Life Amount is 5% of $99,000, or $4,950. Your Bonus Base remains at $90,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $4,950 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $4,950 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $99,000. Therefore, you can continue to receive $4,950 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 13: WB election at issue; withdrawals not taken immediately; Step-up elected.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)	your old LIB of $100,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $110,000.
Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.
Your LIB will now become the greater of:
(i)	your old LIB of $105,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $110,000, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500. Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $115,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $110,000, and
(ii)	your new RGLB amount of $115,000.
Therefore, your GLB Base is now $115,000, and your new Maximum WB Amount is 5% of $115,000, or $5,750.
Your LIB will now become the greater of:
(i)	your old LIB of $115,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $115,000, and
(b)	your old LIB of $110,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $115,000, and your new Maximum WB for Life Amount is 5% of $115,000, or $5,750. Your Bonus Base remains at $100,000.

●
Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than both the GLB Base and the LIB, you may step up your WB plan guarantees. Assume that you do elect to step up. Your RGLB amount, your GLB Base, your LIB and your Bonus Base are all now equal to $118,000. Your new Maximum WB Amount is 5% of $118,000, or $5,900. Your new Maximum WB for Life Amount is 5% of $118,000, or $5,900.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $123,900. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $118,000, and
(ii)	your new RGLB amount of $123,900.
Therefore, your GLB Base is now $123,900, and your new Maximum WB Amount is 5% of $123,900, or $6,195.
Your LIB will now become the greater of:
(i)	your old LIB of $118,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $123,900, and
(b)	your old LIB of $118,000 plus the bonus amount of $5,900.
Therefore, your LIB is now $123,900, and your new Maximum WB for Life Amount is 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,195 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $123,900 - $6,195, or $117,705. Your GLB Base will remain at $123,900, so your Maximum WB Amount will remain at 5% of $123,900, or $6,195. Your LIB will also remain at $123,900, so your Maximum WB for Life Amount will remain at 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,195 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $123,900. Therefore, you can continue to receive $6,195 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 14: Switch from AB to WB; No withdrawals under the AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that while you are in your fourth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $100,000 plus your accrued bonus amount of $15,000, for a total of $115,000. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $115,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,750. Your Maximum WB for Life Amount equals 5% of your LIB, or $5,750. Your Bonus Base remains at $100,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $120,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $115,000, and
(ii)	your new RGLB amount of $120,000.
Therefore, your GLB Base is now $120,000, and your new Maximum WB Amount is 5% of $120,000, or $6,000.
Your LIB will now become the greater of:
(i)	your old LIB of $115,000, and
(ii)	the lesser of:
(a)	your new RGLB amount of $120,000, and
(b)	your old LIB of $115,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $120,000, and your new Maximum WB for Life Amount is 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,000 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $120,000 - $6,000, or $114,000. Your GLB Base will remain at $120,000, so your Maximum WB Amount will remain at 5% of $120,000, or $6,000. Your LIB will also remain at $120,000, so your Maximum WB for Life Amount will remain at 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,000 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $120,000. Therefore, you can continue to receive $6,000 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 15: Switch from AB to WB; Withdrawals under the AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on March 10, 2009 (in your third Account Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 ÷ $80,000) = $8,750

●
Assume that while you are in your fourth Account Year, you switch to the WB plan. Your RGLB amount is now equal to your old GLB amount of $87,500 plus your accrued bonus amount of $8,750, for a total of $96,250. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $96,250. Your Maximum WB Amount equals 5% of your GLB Base, or $4,812. Your Maximum WB for Life Amount equals 5% of your LIB, or $4,812. Your Bonus Base remains at $87,500. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,375, which equals 5% of the Bonus Base. Your new RGLB amount is now $100,625. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $96,250, and
(ii)	your new RGLB amount of $100,625.
Therefore, your GLB Base is now $100,625, and your new Maximum WB Amount is 5% of $100,625, or $5,031.
Your LIB will now become the greater of:
(i)	your old LIB of $96,250, and
(ii)	the lesser of:
(a)	your new RGLB amount of $100,625, and
(b)	your old LIB of $96,250 plus the bonus amount of $4,375.
Therefore, your LIB is now $100,625, and your new Maximum WB for Life Amount is 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,031 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $100,625 - $5,031, or $95,594. Your GLB Base will remain at $100,625, so your Maximum WB Amount will remain at 5% of $100,625, or $5,031. Your LIB will also remain at $100,625, so your Maximum WB for Life Amount will remain at 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

●
Assume that you remain alive and that you continue to make withdrawals of $5,031 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $100,625. Therefore, you can continue to receive $5,031 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 16: Switch from AB to WB; Step-up while in AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan “maturity date” is now January 2, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

●
Assume that while you are in your fifth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $118,000 plus your accrued bonus amount of $5,900, for a total of $123,900. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $123,900. Your Maximum WB Amount equals 5% of your GLB Base, or $6,195. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,195. Your Bonus Base remains at $118,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fifth Account Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $129,800. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $123,900, and
(ii)	your new RGLB amount of $129,800.
Therefore, your GLB Base is now $129,800, and your new Maximum WB Amount is 5% of $129,800, or $6,490.
Your LIB will now become the greater of:
(i)	your old LIB of $123,900, and
(ii)	the lesser of:
(a)	your new RGLB amount of $129,800, and
(b)	your old LIB of $123,900 plus the bonus amount of $5,900.
Therefore, your LIB is now $129,800, and your new Maximum WB for Life Amount is 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,490 in your sixth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $129,800 - $6,490, or $123,310. Your GLB Base will remain at $129,800, so your Maximum WB Amount will remain at 5% of $129,800, or $6,490. Your LIB will also remain at $129,800, so your Maximum WB for Life Amount will remain at 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,490 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $129,800. Therefore, you can continue to receive $6,490 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if Account Value drops to zero, the Contract terminates.

EXAMPLE 17: Switch from AB to WB; Step-up while in AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 2, 2010 your Account Value is $112,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $112,000. Assume that you do elect to step up. Your GLB amount is now equal to $112,000. Also, your Bonus Base is now equal to $112,000. Your AB plan “maturity date” is now January 2, 2020. Since your new GLB amount of $112,000 is less than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, less your new GLB amount of $112,000. Therefore, your new accrued bonus amount is $3,000.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $8,600, which equals $5,600 (5% of the Bonus Base) plus your previous accrued bonus amount of $3,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $112,000.

●
Assume that while you are in your fifth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $112,000 plus your accrued bonus amount of $8,600, for a total of $120,600. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $120,600. Your Maximum WB Amount equals 5% of your GLB Base, or $6,030. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,030. Your Bonus Base remains at $112,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fifth Account Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,600, which equals 5% of the Bonus Base. Your new RGLB amount is now $126,200. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $120,600, and
(ii)	your new RGLB amount of $126,200.
Therefore, your GLB Base is now $126,200, and your new Maximum WB Amount is 5% of $126,200, or $6,310.
Your LIB will now become the greater of:
(i)	your old LIB of $120,600, and
(ii)	the lesser of:
(a)	your new RGLB amount of $126,200, and
(b)	your old LIB of $120,600 plus the bonus amount of $5,600.
Therefore, your LIB is now $126,200, and your new Maximum WB for Life Amount is 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,310 in your sixth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $126,200 - $6,310, or $119,890. Your GLB Base will remain at $126,200, so your Maximum WB Amount will remain at 5% of $126,200, or $6,310. Your LIB will also remain at $126,200, so your Maximum WB for Life Amount will remain at 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,310 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $126,200. Therefore, you can continue to receive $6,310 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if the Account Value drops to zero, the Contract terminates.

EXAMPLE 18: Calculation of Explicit Rider Charges.

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Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

●
On March 31, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $101,196.79. The charge deducted on March 31, 2007 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2007 is $101,070.29 ($101,196.79 - $126.50).

●
On June 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $102,307.23. The fee deducted on June 30, 2007 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2007 is $102,179.35 ($102,307.23 - $127.88).

●
On September 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $103,443.69. The fee deducted on September 30, 2007 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2007 is $103,314.39 ($103,443.69 - $129.30).

●
This pattern continues until the maturity date for your Benefit of January 1, 2017. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life Plus charges that have been made. Note that if Secured Returns for Life Plus was revoked or cancelled before the maturity date for your Benefit of January 1, 2017, then no Secured Returns for Life Plus credit will be made to your Account.

EXAMPLE 19: One Year Step-up elected under AB Plan.

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Assume that you are age 65 at issue. Assume that you elect the AB plan. Your Guaranteed Living Benefit amount (“GLB amount”) at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 1, 2008 your Account Value is $118,000. Since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan Maturity Date is now January 1, 2018. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $5,000, your new accrued bonus amount is set equal to $0.

●
Assume that you remain in the AB plan until it “matures” on January 1, 2018. Assume that you have taken no withdrawals since your Contract was issued. Your accrued bonus amount is $53,100 ($5,900 per year for nine years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2018 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

APPENDIX J -
RETIREMENT INCOME ESCALATORSM

The optional living benefit known as Retirement Income Escalator (“RIE” or “the rider") was available for all Contracts purchased on or after May 5, 2008 and prior to October 20, 2008 and certain contracts purchased on or after October 20, 2008. The following information applies to your Contract if you elected to participate in RIE. RIE is no longer available for sale on new Contracts.

RIE provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under RIE, the larger the guaranteed annual income amount. To describe how RIE works, we use the following definitions:

RIE Coverage Date:	Your Issue Date if you are at least age 59½ at issue; otherwise, the first Account Anniversary after you attain age 59½.

Annual Withdrawal Amount:
The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Lifetime Withdrawal Percentage:
The percentage used to calculate your Annual Withdrawal Amount. The percentage will be 5%, 6%, or 7% depending upon your age on your first withdrawal under the Contract after your RIE Coverage Date. Once determined, the percentage is set for the life of your RIE.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “RIE Fee” (see “Cost of RIE”).

RIE Bonus Period:
A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” your RIE (described below) during the RIE Bonus Period, the RIE Bonus Period is extended to ten years from the date of the step-up.

Bonus Base:
The amount on which bonuses are calculated. The Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE Coverage Date or any excess withdrawals (see “Excess Withdrawals” under “Withdrawals Under RIE”).

You and Your:
The terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under RIE with Single-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest annuitant.

Upon annuitization, RIE and any elected optional death benefit automatically terminate.

RIE allows you to withdraw a guaranteed amount of money each year, beginning on your RIE Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected). Your right to take withdrawals under RIE continues regardless of the investment performance of a Designated Fund, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is 5%, 6% or 7% of your Withdrawal Benefit Base, depending upon your age on the date of your first withdrawal after your RIE Coverage Date.

In addition, if you make no withdrawals in an Account Year during your RIE Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your Bonus Base. The RIE Bonus Period is a 10-year period commencing on your Issue Date. The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under RIE” in this Appendix), provided that the step up occurs prior to the conclusion of the current 10-year period.

If you are participating in RIE, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in RIE, all of your Account Value must be invested in a Designated Fund at all times during the term of RIE. (The “term” of RIE is for life, unless your Withdrawal Benefit Base is reduced to zero or your RIE is terminated or cancelled as described in this Appendix under “Cancellation of RIE,” “Depleting Your Account Value,” and “Annuitization Under RIE.”) See “Designated Funds” in the prospectus to which this Appendix is attached.

Under RIE, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under RIE with Single-Life Coverage,” and “Death of Participant Under RIE with Joint-Life Coverage” in this Appendix.

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

●	decreased following any withdrawals you take prior to your RIE Coverage Date;

●	decreased following any withdrawals you take after your RIE Coverage Date, if such withdrawal is in excess of the Annual Withdrawal Amount at the time of the withdrawal;

●	increased by any applicable bonuses;

●	increased by any step-ups as described under “Step-Up Under RIE”; and

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is calculated when you make your first withdrawal after your RIE Coverage Date. It is a set percentage of your Withdrawal Benefit Base. This percentage, known as the Lifetime Withdrawal Percentage, is determined based upon your age at that time, as follows:

Your Age on the Date of the First Withdrawal After Your RIE Coverage Date*	Lifetime Withdrawal Percentage

59½ - 69	5%
70 - 79	6%
80 - or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE. Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Therefore, if your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by excess withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How RIE Works

Each Account Year, beginning on your RIE Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.

If you defer taking any withdrawals in an Account Year during the RIE Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your Bonus Base, thereby increasing your Annual Withdrawal Amount. In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under RIE.” Note also that investing in any Fund, other than a Designated Fund, will cancel RIE, as described in this Appendix under “Cancellation of RIE.”

Here is an example of how RIE works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59½ prior to your Issue Date, your RIE Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. During the RIE Bonus Period, your Withdrawal Benefit Base will increase by 7% of your Bonus Base each Account Year in which you do not take a withdrawal. By deferring your withdrawals during a RIE Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the RIE Bonus Period, you will still be eligible to take your Annual Withdrawal Amount each year and to step-up your Withdrawal Benefit Base. However, you will no longer be eligible for the 7% bonus each year. (For convenience, assume that the investment performance on your underlying investments remains neutral throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0

Assume you take your first withdrawal when you are age 66 in Account Year 7. Using the above chart, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you decide to defer taking a withdrawal. Your Withdrawal Benefit Base will increase by 7% of your Bonus Base. Your new Annual Withdrawal Amount will be set equal to 5% of your new Withdrawal Benefit Base, as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the Bonus Period, as your RIE Bonus Period ends 10 years after the previous step-up.

11	$100,563	$168,750	$125,000	$8,438	$8,438
12	$92,125	$168,750	$125,000	$8,438	$8,438
13	$83,688	$168,750	$125,000	$8,438	$8,438
14	$75,250	$168,750	$125,000	$8,438	$0
15	$75,250	$168,750	$125,000	$8,438	$8,438

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount due to the bonus and the potential for step-ups. Therefore, not taking income in one or more years will mean that the Participant will take income in fewer years, but will be entitled to more income in those years.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

In general the Company’s risk is greater when the Participant takes the Annual Withdrawal Amount each year beginning on the RIE Coverage Date.

Withdrawals Under RIE

Withdrawals After the RIE Coverage Date

Starting on your RIE Coverage Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charges” in the prospectus to which this Appendix is attached);

●	your yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix); and

●	your Annual Withdrawal Amount.

Above is an example of withdrawals taken after your RIE Coverage Date. Because they do not exceed your Annual Withdrawal Amount, the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. Because the withdrawals in the example do not exceed your free withdrawal amount permitted under this Contract, your Required Minimum Distribution Amount, or your Annual Withdrawal Amount, they are not subject to any withdrawal charges. If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

Excess Withdrawals

If you take a withdrawal that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if higher), your Withdrawal Benefit Base and your Bonus Base will be reduced proportionately by the excess amount of the withdrawal. In other words, after an “excess withdrawal,” your Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulae:

Your new Bonus Base =	A x	(	C	)
D - E

Your new Withdrawal Benefit Base =	B x	(	C	)
D - E

Where:
	A =	Your Bonus Base immediately prior to the excess withdrawal.

	B =	Your Withdrawal Benefit Base immediately prior to the excess withdrawal.

	C =	Your Account Value immediately after the excess withdrawal.

	D =	Your Account Value immediately prior to the excess withdrawal.

	E =	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount. After your second withdrawal, your Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new Bonus Base	=	125,000	x	121,000 – 6,000
				121,000 – (8,000 – 4,000)

	=	125,000	x	115,000
				117,000

	=	125,000	x	0.98291

	=	122,863

Your new Withdrawal
Benefit Base	=	160,000	x	121,000 – 6,000
				121,000 – (8,000 – 4,000)

	=	160,000	x	115,000
				117,000

	=	160,000	x	0.98291

	=	157,265

Going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base or $7,863.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an excess withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your Bonus Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, excess withdrawals taken in a down market could severely reduce, and even terminate, your RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.

Withdrawals Prior to the RIE Coverage Date (Early Withdrawals)

Withdrawals taken prior to your RIE Coverage Date are subject to withdrawal charges, to the extent such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. In addition, all withdrawals taken prior to your RIE Coverage Date, including any “free withdrawal amounts,” will be treated as “early withdrawals” and your Bonus Base and your Withdrawal Benefit Base will be reduced proportionately to the amount of the withdrawal. In other words, your Bonus Base and your Withdrawal Benefit Base will be reduced by the following formulae:

Your new Bonus Base =	W x	(	Y	)
Z

Your new Withdrawal Benefit Base =	X x	(	Y	)
Z

Where:
	W =	Your Bonus Base immediately prior to the early withdrawal.

	X =	Your Withdrawal Benefit Base immediately prior to the early withdrawal.

	Y =	Your Account Value immediately after the early withdrawal.

	Z =	Your Account Value immediately prior to the early withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the number shown in the example could be different.) Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 7% of your Bonus Base each year in which you do not take a withdrawal. Your RIE Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59½). Any withdrawals, including any “free withdrawal amount,” you take prior to that time will be “early withdrawals.”

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000.

Assume that, in your Account Year 7, you withdraw $10,000. Because you are age 51 (and younger than age 59½), this is an early withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base		Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000		$0	0
2	$100,000	$107,000	$100,000		$0	0
3	$125,000	$125,000	$125,000		$0	0
4	$125,000	$133,750	$125,000		$0	0
5	$125,000	$142,500	$125,000		$0	0
6	$125,000	$151,250	$125,000		$0	0
7	$125,000	$160,000	$125,000		$0	$10,000

At this point, your Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new Bonus Base		=	125,000	x	125,000 – 10,000
					125,000

		=	125,000	x	115,000
					125,000

		=	125,000	x	0.92000

		=	115,000

Your new Withdrawal
Benefit Base		=	160,000	x	125,000 –10,000
					125,000

		=	160,000	x	115,000
					125,000

		=	160,000	x	0.92000

		=	147,200

Your Annual Withdrawal Amount will still be $0 because your have not reached your RIE Coverage Date.

You should be aware that early withdrawals could severely reduce, and even terminate, your RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your RIE, any withdrawal before you reach age 59½ could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an “excess withdrawal” or an “early withdrawal” (as described above), then your Withdrawal Benefit Base will also be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with RIE, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will therefore end, but your RIE will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of RIE

If you elected RIE, we deduct a quarterly fee from your Account Value (“RIE Fee”). The RIE Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.1875% of your Withdrawal Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2375% for joint-life coverage). The maximum RIE Fee you can pay in any one Account Year is equal to 0.75% of the highest Withdrawal Benefit Base at any point in that Account Year, if you elected single-life coverage (0.95% for joint-life coverage).

Your RIE Fee will not change during an Account Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your RIE Fee.

●	If you make a withdrawal before your RIE Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE Fee.

The investment performance of the Designated Funds will not affect your RIE Fee during an Account Year. However, as explained in this Appendix under “Step-Up Under RIE,” favorable investment performance may cause the Withdrawal Benefit Base to increase on an Account Anniversary. That would also increase your RIE Fee.

We will continue to deduct the RIE Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE is terminated or cancelled as described under “Cancellation of RIE” in this Appendix.

We reserve the right to make special offers from time to time. Specifically, we reserve the right to waive the RIE Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.

Step-Up Under RIE

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Maximum Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your Bonus Base each to equal your Account Value, provided that certain requirements are satisfied. First, you must meet certain eligibility requirements:

●
Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●	Your Account Value must be greater than your current Withdrawal Benefit Base, adjusted for any 7% bonus increases.

Note that we have reserved the right to add another requirement for eligibility. We have reserved the right to only allow step-ups if your money is invested in a Fund that is a Designated Fund for newly issued contracts. (See “Designated Funds” in the prospectus to which this Appendix is attached)

If you satisfy the eligibility requirements, then we consider whether market conditions have caused us to increase the percentage used to calculate the RIE Fee on newly issued Contracts. If we are no longer issuing Contracts with the RIE rider then the percentage we use to calculate your RIE Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

●	If we have not had to increase the percentage as described above, the percentage we use to calculate your RIE will remain unchanged and we will automatically step-up your Withdrawal Benefit Base.

●
If we have had to increase the percentage as described above, we offer you the opportunity to step-up at the higher percentage. In this case, your prior written consent is required to accept the higher percentage used to calculate your RIE Fee and step-up your Withdrawal Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under your RIE will also be suspended. You may thereafter submit an election form to us, however, to consent to the higher percentage and reactivate subsequent automatic step-ups.

After a step-up, your Annual Withdrawal Amount will be equal to your new Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Here is an example of how we calculate a step-up under RIE:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0
4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	0

Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up).

Joint-Life Coverage

On the Issue Date, you had the option of electing RIE with single-life coverage or, for a higher RIE Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while RIE is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while RIE is in effect. Whereas single-life coverage provides annual withdrawals under RIE only until any Participant dies, joint-life coverage provides annual withdrawals under RIE for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, (including RIE) ends. To take annual withdrawals under RIE’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Participant Under RIE with Joint-Life Coverage” in this Appendix.

If you elected joint-life coverage, the RIE Coverage Date will be your Issue Date if the younger spouse is at least age 59½ on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59½ if the younger spouse is less than age 59½ on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, “early withdrawals” will be determined based upon this definition of your RIE Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE Coverage Date, as follows:

Age of Younger Spouse on Date of the First Withdrawal After Your RIE Coverage Date	Lifetime Withdrawal Percentage
59½ - 69	5%
70 - 79	6%
80 - or older	7%

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE. Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, RIE benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as RIE is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under RIE can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of RIE

Should you decide that RIE is no longer appropriate for you, you may cancel RIE at any time. Upon cancellation, all benefits and charges under RIE shall cease. Once cancelled, RIE cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” RIE will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel your benefits under RIE.

Death of Participant Under RIE with Single-Life Coverage

If you selected single-life coverage, RIE terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new RIE rider on the original Contract (assuming that at the time of election RIE is available to new Participants and your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

●	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount; and

●	the new RIE Fee will be set by us based on market conditions at the time and may be higher than the current RIE Fee.

Death of Participant Under RIE with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in RIE, the provisions of the section in this Appendix titled “Death of Participant Under RIE with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, RIE will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the RIE Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

●	the Withdrawal Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under RIE” in this Appendix);

●
if withdrawals under RIE have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE Coverage Date;

●	if withdrawals under RIE have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Participant; and

●	the RIE Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including RIE, will terminate.

If you purchased joint-life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under RIE

Under the terms of RIE, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), and your Withdrawal Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as RIE. When you elect to participate in the Retirement Income Escalator Benefit, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the RIE Benefit, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the RIE Benefit, we reduce your Account Value dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under the RIE Benefit will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the Annual Withdrawal Amount, Withdrawal Benefit Base or Bonus Base per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Annual Withdrawal Amount. (See “Withdrawals under RIE” in this Appendix) Notice will be given to Contract Owners before we exercise this right.

For further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the Prospectus to which this Appendix is attached.

APPENDIX K -
Income ON Demand®

The optional living benefit known as Income ON Demand (“Income ON Demand,” “Benefit,” or “the rider”) was available for all Contracts purchased on or after March 5, 2007 and prior to October 20, 2008 and certain contracts purchased on or after October 20, 2008. The following information applies to your Contract if you elected to participate in Income ON Demand. Income ON Demand is no longer available for sale on new Contracts.

To describe how Income ON Demand works, we use the following definitions:

Income ON Demand Coverage Date:	Your Issue Date if you are at least age 55 at issue, otherwise the first Account Anniversary following your 55th birthday.

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary beginning on the Income ON Demand Coverage Date; it is equal to 5% of your Income Benefit Base on the date of crediting.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Stored Income Balance:	The amount you may withdraw at any time after age 59½ without reducing the Benefit.

Income Benefit Base:	The amount used to calculate your Annual Income Amount and your “Income ON Demand Fee” (see “Cost of Income ON Demand”).

You and Your:
The terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant, as described under the sections entitled “Death of Participant Under Income ON Demand with Single-Life Coverage” and “Death of Participant Under Income ON Demand with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest annuitant.

Upon annuitization, Income ON Demand and any elected optional death benefit automatically terminate.

Income ON Demand allows you to withdraw a guaranteed amount each year, beginning at age 59½, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given year will be stored in the Stored Income Balance and can be withdrawn at any time in the future. The amount you can withdraw each year can be increased or decreased as described below under “Determining Your Stored Income Balance.”

In addition, if you make no withdrawals during the first 10 Account Years, regardless of your age on the Issue Date, we will credit to your Account Value an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. If you are participating in Income ON Demand, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under Income ON Demand with Single-Life Coverage” and “Death of Participant Under Income ON Demand with Joint-Life Coverage.”

To participate in Income ON Demand, all of your Account Value must be invested in a Designated Fund at all times during the term of Income ON Demand. (The term of Income ON Demand is for life, unless your Income Benefit Base is reduced to zero or Income ON Demand is terminated or cancelled as described in this Appendix under “Cancellation of Income ON Demand,” “Depleting Your Account Value,” and “Annuitization Under Income ON Demand.”) See “Designated Funds” in the prospectus to which this Appendix is attached.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	decreased following any withdrawals you take prior to becoming age 59½;

●	decreased following any withdrawals you take after becoming age 59½, if such withdrawal is in excess of the Stored Income Balance at the time of the withdrawal;

●	increased by any step-ups as described under “Step-Up Under Income ON Demand” in this Appendix;

●
increased to the extent you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described in this Appendix under “How Income ON Demand Works”; and

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Stored Income Balance

On the Income ON Demand Coverage Date, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). After the initial Stored Income Balance has been set, your Stored Income Balance:

●	increases by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date,

●	increases on each Account Anniversary by the amount of your Annual Income Amount determined on that Anniversary,

●	decreases by the amount of any withdrawals you take, and

●	decreases by the amount you use in exercising your “one-time” option to increase your Income Benefit Base (described below under “How Income ON Demand Works”).

How Income ON Demand Works

Under the terms of Income ON Demand, you can take withdrawals up to the amount of your Stored Income Balance at any time, subject to the terms and conditions discussed below. If your Account Value is reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), as long as your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die. Although your Stored Income Balance will begin accumulating on the Income ON Demand Coverage Date, you may not begin withdrawing your Stored Income Balance until you are (or, for joint-life coverage, the younger spouse is) at least age 59½ without reducing your Income Benefit Base. You can continue to withdraw your Stored Income Balance until your Annuity Commencement Date.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total Income ON Demand Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under Income ON Demand “ and “Tenth-Year Credit.” Note also that investing in any Fund, other than a Designated Fund, will cancel Income ON Demand as described under “Cancellation of Income ON Demand” in this Appendix.

Your Stored Income Balance can be used in two ways. You can withdraw all or a portion of your Stored Income Balance through partial withdrawals, or you can use all or a portion of your Stored Income Balance to effect a “one-time” increase of your Income Benefit Base.

Withdrawals from your Stored Income Balance can be taken at any time after age 59½ without affecting your Income Benefit Base. If, at any time after age 59½ and prior to your Annuity Commencement Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn, and

●	the withdrawal will not be subject to surrender charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. This option may be exercised only once and must occur prior to your Annuity Commencement Date and prior to the later of your tenth Account Anniversary and the Account Anniversary following your 65th birthday. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of Stored Income Balance used will be added to your Income Benefit Base; and

●	your Annual Income Amount will be reset on your next Account Anniversary to equal 5% of the then Income Benefit Base.

After you exercise this “one-time” option, your new Annual Income Amount will be added to your Stored Income Balance on each Account Anniversary, unless and until there is another occurrence (as noted in this section) that changes your Annual Income Amount.

Here is an example of how Income ON Demand works.

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in Income ON Demand. Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)

1	$5,000	→	$5,000
2	$5,000	→	$10,000
3	$5,000	→	$15,000
4	$5,000	→	$20,000
5	$5,000	→	$25,000
6	$5,000	→	$30,000
7	$5,000	→	$35,000
8	$5,000	→	$40,000
9	$5,000	→	$45,000
10	$5,000	→	$50,000

Assume that, immediately prior to your tenth Account Anniversary, you decide to use the full amount of your Stored Income Balance ($50,000) to increase your Income Benefit Base. Your Income Benefit Base will be increased to $150,000. Your Annual Income Amount will be $7,500 (5% of your Income Benefit Base). Therefore $7,500 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)

11	$7,500	→	$7,500
12	$7,500	→	$15,000
13	$7,500	→	$22,500
14	$7,500	→	$30,000
15	$7,500	→	$37,500

Assume instead that you decide to take a lump sum withdrawal of $50,000, thus depleting your Stored Income Balance. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$5,000	→	$5,000
12	$5,000	→	$10,000
13	$5,000	→	$15,000
14	$5,000	→	$20,000
15	$5,000	→	$25,000

Withdrawals Under Income ON Demand

Withdrawals After Age 59½

Starting at age 59½, you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. Withdrawals taken after you reach age 59½ are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract,

●	your Stored Income Balance, or

●	your yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Provisions”).

Here is an example of a partial withdrawal that does not exceed your Stored Income Balance.

Using the facts of the first example, assume that, immediately prior to your tenth Account Anniversary, you decide to take a lump sum withdrawal of $30,000 from the $50,000 in your Stored Income Balance, thus reducing your Stored Income Balance to $20,000. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount will remain at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$5,000	→	$25,000
12	$5,000	→	$30,000
13	$5,000	→	$35,000
14	$5,000	→	$40,000
15	$5,000	→	$45,000

Excess Withdrawals

If you take a withdrawal that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if higher), your Income Benefit Base will be reset to equal the lesser of:

●	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

●	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of a withdrawal that exceeds your Stored Income Balance, thus reducing future Annual Income Amounts even if the market has performed well.

Using the facts of the first example, assume that, immediately prior to your tenth Account Anniversary, you decide to take a lump sum payment of $60,000 thus exceeding your Stored Income Balance of $50,000. Assume also that your Account Value immediately prior to the withdrawal is $120,000. Your Income Benefit Base will be reset to the lesser of (a) your old Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 – ($60,000 - $50,000) = $90,000)] or (b) your new Account Value after the withdrawal ($120,000 - $60,000 = $60,000) or $60,000. Your new Annual Income Amount will be $3,000 (5% of your Income Benefit Base). Therefore $3,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$3,000	→	$3,000
12	$3,000	→	$6,000
13	$3,000	→	$9,000
14	$3,000	→	$12,000
15	$3,000	→	$15,000

Excess withdrawals taken in a down market could even more severely reduce, and even terminate, your benefits under Income ON Demand, including reducing your Account Value to zero and thereby terminating your Contract without value. Here is an example of an excess withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value:

Using the facts of the preceding example, assume that your Account Value immediately prior to the withdrawal is $80,000. Your Income Benefit Base will be reset to equal the lesser of (a) your previous Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 – ($60,000 - $50,000) = $90,000)] and (b) your Account Value immediately after the withdrawal ($80,000 - $60,000 = $20,000) or $20,000. Your new Annual Income Amount will be $1,000 (5% of your Income Benefit Base). Therefore, only $1,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$1,000	→	$1,000
12	$1,000	→	$2,000
13	$1,000	→	$3,000
14	$1,000	→	$4,000
15	$1,000	→	$5,000

Withdrawals Prior to Age 59½ (Early Withdrawals)

All withdrawals taken before age 59½, including any “free withdrawal amounts,” will be considered “early withdrawals” and the Income Benefit Base will be reset to equal the lesser of:

●	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

●	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, withdrawals prior to age 59½ will also be subject to withdrawal charges, to the extent such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early withdrawals could severely reduce, and even terminate, your benefits under Income ON Demand, including reducing your Account Value to zero and thereby terminating your Contract without value. Here is an example of an early withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value.

Assume that you are age 50 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in Income ON Demand. Your Income Benefit Base is set equal to your initial Purchase Payment on your Issue Date ($100,000), but benefits under Income ON Demand do not begin to accrue until the first Account Anniversary after your 55th birthday (your Income ON Demand Coverage Date). Assume also that poor investment performance of your underlying funds has reduced your Account Value to $85,000 by the end of your second Account Year. At that time, you decide to withdraw $5,000, further reducing your Account Value to $80,000. Your Income Benefit Base will be reset to $80,000 which is the lesser of (1) your previous Income Benefit Base reduced by the amount of the withdrawal in excess of the Stored Income Balance ($100,000 - $5,000 = $95,000) and (2) your Account Value immediately after the withdrawal ($85,000 - $5,000 = $80,000). Assuming you take no additional withdrawals prior to your Income ON Demand Coverage Date, your Annual Income Amount will be $4,000 (5% of your Income Benefit Base.)

Year	Income Benefit Base	Annual Income Amount		Stored Income Balance
	(beginning of Account Year)	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)

1	$100,000	$0	→	$0
2	$100,000	$0	→	$0
3	$80,000	$0	→	$0
4	$80,000	$0	→	$0
5	$80,000	$0	→	$0
6	$80,000	$4,000	→	$4,000
7	$80,000	$4,000	→	$8,000
8	$80,000	$4,000	→	$12,000
9	$80,000	$4,000	→	$16,000
10	$80,000	$4,000	→	$20,000

In addition to reducing your benefits under Income ON Demand, any withdrawal before age 59½ could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an “excess withdrawal” or an “early withdrawal” (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with Income ON Demand, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Income Benefit Base will not be reduced. Your Contract will therefore end, but Income ON Demand will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive annual payments. These payments will be equal to 5% of the amount of your Income Benefit Base, as determined on that day and increased (if you choose) by any remaining Stored Income Balance as described below. These payments will begin on the first Account Anniversary after your Account Value goes to zero and continue for as long as you live. If you elected joint-life coverage, the payments will continue until the death of both you and your spouse as described in this Appendix under “Death of Participant Under Income ON Demand with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	taking a lump sum withdrawal of your remaining Stored Income Balance,

(b)
using the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”), if you have not already exercised this one-time option as described in this Appendix under “How Income ON Demand Works,” or

(c)	using a combination of (a) and (b).

Because the Contract has ended, a lump sum withdrawal will not be subject to any withdrawal charges. You should be aware, however, that a lump sum withdrawal could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of Income ON Demand

If you elected Income ON Demand, we will deduct a quarterly fee from your Account Value (“Income ON Demand Fee”). The Income ON Demand Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Income Benefit Base. This percentage rate will equal 0.1625% of your Income Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2125% for joint-life coverage). The maximum Income ON Demand Fee you can pay in any one Account Year is equal to 0.65% of the highest Income Benefit Base at any point in that Account Year, if you elected single-life coverage (0.85% for joint-life coverage).

Your Income ON Demand Fee will not change during an Account Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Income Benefit Base and thus your Income ON Demand Fee.

●	If you take advantage of the one-time option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base and thus your Income ON Demand Fee.

●	If you make a withdrawal prior to age 59½ or a withdrawal in excess of your Stored Income Balance, you will decrease your Income Benefit Base and thus your Income ON Demand Fee.

The investment performance of the Designated Funds will not affect your Income ON Demand Fee during an Account Year. However, as stated in this Appendix under “Step-Up Under Income ON Demand,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary. That would also increase your Income ON Demand Fee.

We will continue to deduct the Income ON Demand Fee until you annuitize your Contract, your Account Value reduces to zero, or your Income ON Demand Benefit is cancelled as described under “Cancellation of Income ON Demand” in this Appendix.

Tenth-Year Credit

If you make no withdrawals during your first ten Account Years, on your tenth Account Anniversary, we will credit your Account Value with an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. Your Income Benefit Base will not change. This tenth-year credit will be allocated to the Designated Fund in which you are invested at the time.

Step-Up Under Income ON Demand

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Maximum Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your Account Value less your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Income ON Demand Coverage Date and therefore do not yet have a Stored Income Balance, your Account Value must only be greater than your current Income Benefit Base.)

If you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the Income ON Demand Fee on newly issued Contracts. If we are no longer issuing Contracts with the Income ON Demand rider then the percentage rate we use to calculate your Income ON Demand Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your Income ON Demand Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your Income ON Demand Fee and step-up Income ON Demand. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under Income ON Demand will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, the step-up will increase your Income Benefit Base to an amount equal to your Account Value less your Stored Income Balance. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Joint-Life Coverage

On the Issue Date, you had the option of electing Income ON Demand with single-life coverage or, for a higher Income ON Demand Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while Income ON Demand is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while Income ON Demand is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under Income ON Demand with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Income On Demand Coverage Date will be your Issue Date if the younger spouse is at least age 55 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 55 if the younger spouse is less than age 55 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) On the Income On Demand Coverage Date, your Annual Income Amount will be calculated and begin accumulating. If withdrawals of the Stored Income Balance are taken before the date the younger spouse attains (or would have attained) age 59½, the withdrawal will be considered an “early withdrawal,” and the Income Benefit Base will be reduced.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, the Income ON Demand benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as Income ON Demand is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of Income ON Demand

Should you decide that Income ON Demand is no longer appropriate for you, you may cancel it at any time. Upon cancellation, all benefits and charges under Income ON Demand shall cease. Once cancelled, the Rider cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” Income ON Demand will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel Income ON Demand.

Death of Participant Under Income ON Demand with Single-Life Coverage

If you selected single-life coverage, Income ON Demand terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new Income ON Demand Rider on the original Contract (assuming that at the time of such election, Income ON Demand is available to new Participants and your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●	the new Income ON Demand Fee will be set by us based on market conditions at the time and may be higher than the current Income ON Demand Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited; and

●	the new Stored Income Balance will be reset to zero.

Death of Participant Under Income ON Demand with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in Income ON Demand, the provisions of the section in this Appendix titled “Death of Participant Under Income ON Demand with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, Income ON Demand will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance will remain unchanged;

●	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under Income ON Demand” in this Appendix);

●	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

●	the Income ON Demand fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including Income ON Demand, terminates.

If you purchased joint life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under Income ON Demand

Under the terms of Income ON Demand, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater),

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Income ON Demand. When you elect to participate in Income ON Demand, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefits under Income ON Demand, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under Income ON Demand as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in Income ON Demand, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD Amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), we reserve the right, in our sole discretion, to reduce your Stored Income Balance and your Income Benefit Base, or both of these amounts, per the terms of the Income ON Demand Rider regarding excess withdrawals (see “Withdrawals Under Income ON Demand”), when a Yearly RMD Amount withdrawn from your Contract exceeds your Stored Income Balance. Notice will be given to Contract Owners before we exercise this right.

For further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the Prospectus to which this Appendix is attached.

APPENDIX L -
Income ON Demand® II

The optional living benefit known as Income ON Demand II (“IOD II” or “the rider”) was available for Contracts purchased on or after October 20, 2008 and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in IOD II. IOD II is no longer available for sale on new Contracts.

To describe how IOD II works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to 5% of your Income Benefit Base on the date of crediting.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your “IOD II Fee” (see “Cost of IOD II”).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:
The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under the sections entitled “Death of Participant Under IOD II with Single-Life Coverage” and “Death of Participant Under IOD II with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

Upon annuitization, IOD II and any elected optional death benefit automatically terminate.

IOD II allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given Account Year will remain in the Stored Income Balance and can be withdrawn at any time in the future.

If you are participating in IOD II, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in IOD II, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II. (The term of IOD II is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II are terminated or cancelled as described in this Appendix under “Cancellation of IOD II,” “Depleting Your Account Value,” and “Annuitization Under IOD II.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are shown in the section entitled “Designated Funds” in the prospectus to which this Appendix is attached.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II with Single-Life Coverage” and “Death of Participant Under IOD II with Joint-Life Coverage.”

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD II” in this Appendix;

●
increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD II Works” in this Appendix;

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

●	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

●	increased by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date;

●	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

●	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

●	decreased to $0 if you take an Excess Withdrawal;

●	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

●	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described under “How IOD II Works”).

How IOD II Works

Under the terms of IOD II, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn; and

●	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

●	your new Annual Income Amount on your next Account Anniversary will equal 5% of your new Income Benefit Base.

Here is an example of how IOD II works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (5% of your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under IOD II.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II as described under “Cancellation of IOD II” in this Appendix.

Withdrawals Under IOD II

Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract;

●	your Stored Income Balance; or

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Provisions”).

Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that, due to poor investment performance during the fifth Account Year, your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$100,000	$5,000	$50,000	$0
6	$40,000	$61,538	$3,077	$0	$3,077
7	$40,000	$61,538	$3,077	$0	$6,154
8	$40,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 – $50,000)	= $61,538
$90,000 – $25,000

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulae:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance =	SB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD II, any withdrawal before age 59½ could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to 5% of the amount of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD II

If you elected IOD II, we will deduct a quarterly fee from your Account Value (“IOD II Fee”). The IOD II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.1625 % of your Fee Base on that day, if you elected single-life coverage (0.2125% for joint-life coverage). On an annual basis, the IOD II Fee is equal to 0.65% of your Fee Base if you elected single-life coverage (0.85% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year unless otherwise stated.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Fee will not change during an Account Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Fee.

●	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Fee.

In addition, on your Account Anniversary, the IOD II Fee may also change if we increase the percentage used to calculate the IOD II Fee as described below under “Step-Up Under IOD II.”

The investment performance of the Designated Funds will not affect your IOD II Fee during an Account Year. However, as stated below under “Step-Up Under IOD II,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Fee.

We will continue to deduct the IOD II Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II are cancelled as described under “Cancellation of IOD II” in this Appendix.

Step-Up Under IOD II

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II, then the percentage rate we use to calculate your IOD II Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Here are examples of how step-up works under a few different circumstances:

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. Your Stored Income Balance at the end of the fourth Account Quarter is $5,000. The highest adjusted quarterly value is $113,000. Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter		$5,000
Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment. Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter		$7,500 (initial $5,000 plus 5% x $50,000)
Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter		$1,000 (initial $5,000 less $4,000 withdrawal)
Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base as described in this Appendix under “Excess Withdrawals.” All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter		$0
Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1)	Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	–	$5,000	= $108,000

(2)	Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II with single-life coverage or, for a higher IOD II Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Stored Income Period will begin on your Issue Date if the younger spouse is at least age 50 on the Issue Date. Otherwise it will begin on the first Account Anniversary after the younger spouse attains (or would have attained) age 50. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59 at issue. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II

Should you decide that IOD II is no longer appropriate for you, you may cancel IOD II at any time. Upon cancellation, all benefits and charges under IOD II shall cease. Once cancelled, IOD II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” IOD II will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change in ownership may also cancel your benefits under IOD II.

Death of Participant Under IOD II with Single-Life Coverage

If you elected single-life coverage, IOD II terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Rider on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●	the new percentage rate used to calculate the IOD II Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited; and

●	the new Stored Income Balance will be reset to zero.

Death of Participant Under IOD II with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II, the provisions of the section titled “Death of Participant Under IOD II with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance will remain unchanged;

●	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II”);

●	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

●	the percentage rate of the IOD II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II, terminates.

If you purchased joint-life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II

Under the terms of IOD II, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II. When you elect to participate in IOD II, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in IOD II, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX M -
Income ON Demand® II Plus

The optional living benefit known as Income ON Demand II Plus (“IOD II Plus” or “the rider”) was available for Contracts purchased on or after October 20, 2008 and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in IOD II Plus. IOD II Plus is no longer available for sale on new Contracts.

Income ON Demand II Plus provides an annual income guarantee for life. In early years, you can increase your guarantee if you defer withdrawals. In later years, you can store the annual guarantee amounts not withdrawn. To describe how IOD II Plus works, we use the following definitions:

Annual Income Amount:	An amount equal to your current Income Benefit Base multiplied by 5%, calculated on each Account Anniversary.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:
Any withdrawal taken after your First Withdrawal Date that (a) when added to all prior withdrawals taken in that Account Year, exceeds the Annual Income Amount (or your Required Minimum Distribution Amount, if greater) while in the IOD II Plus Bonus Period or (b) exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) while in the Stored Income Period.

Fee Base:	The amount used to calculate your “IOD II Plus Fee” (see “Cost of IOD II Plus”).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Plus.

IOD II Plus Bonus Base:
The amount on which bonuses are calculated. The IOD II Plus Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced for any Early Withdrawals or any Excess Withdrawals.

IOD II Plus Bonus Period:
A ten-year period commencing on the Issue Date. If you “step-up” IOD II Plus,(described below) during the IOD II Plus Bonus Period, the IOD II Plus Bonus Period is extended to ten years from the date of the step-up.

Stored Income Balance:	The amount you may withdraw at any time during your Stored Income Period and after your First Withdrawal Date without reducing your benefits under IOD II Plus.

Stored Income Period:
A period beginning on the latest of your first Account Anniversary, the end of your IOD II Plus Bonus Period, or the first Account Anniversary following your 50th birthday, and ending on your Annuity Commencement Date.

You and Your:
The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under the sections entitled “Death of Participant Under IOD II Plus with Single-Life Coverage” and “Death of Participant Under IOD II Plus with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

Upon annuitization, IOD II Plus and any elected optional death benefit automatically terminate.

IOD II Plus allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. If you make no withdrawals (including Required Minimum Distribution Amounts) in an Account Year during your IOD II Plus Bonus Period, we will increase your Income Benefit Base by an amount equal to 7% of your IOD II Plus Bonus Base.

You may choose to end the current Bonus Period at anytime as long as you are at least age 50. The Stored Income Period will begin on the first Account Anniversary following your election. You can elect to end the Bonus Period by notifying us by written request, mailed to our Annuity Mailing Address, which is set forth at the beginning of this Prospectus.

After your IOD II Plus Bonus Period ends and your Stored Income Period begins, we will not increase your Income Benefit Base by an amount equal to 7% of your IOD II Plus Bonus Base. Instead, your Annual Income Amount will be added each year to your Stored Income Balance.

If you are participating in IOD II Plus, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in IOD II Plus, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Plus. (The term of IOD II Plus is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Plus are terminated or cancelled as described in this Appendix under “Cancellation of IOD II Plus,” “Depleting Your Account Value,” and “Annuitization Under IOD II Plus.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as shown in the section entitled “Designated Funds” in the prospectus to which this Appendix is attached.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II Plus with Single-Life Coverage” and “Death of Participant Under IOD II Plus with Joint-Life Coverage.”

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	increased on each Account Anniversary by any applicable bonus amount during the IOD II Plus Bonus Period;

●	increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD II Plus” in this Appendix;

●
increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD II Plus Works” in this Appendix;

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

●	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

●	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

●	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

●	decreased to $0 if you take an Excess Withdrawal;

●	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

●	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD II Plus Works”).

How IOD II Plus Works

During the IOD II Plus Bonus Period

During the IOD II Plus Bonus Period, in each year that you do not take a withdrawal, your Income Benefit Base will be increased by an amount equal to 7% of your IOD II Plus Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Income Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under IOD II Plus.” In the case of a fee increase, we will notify you in writing, in advance of your Contract Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under IOD II Plus” in this Appendix.) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Income Amount, during this period, is not cumulative. Any unused portion of your Annual Income Amount in any Account Year, during the IOD II Plus Bonus Period cannot be applied to a future year.

During each Account Year, beginning on your First Withdrawal Date, you can take withdrawals totaling up to the amount of your Annual Income Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

During the Stored Income Period

During the Stored Income Period on each Account Anniversary, your Annual Income Amount is added to your Stored Income Balance. You can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn; and

●	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

●	your new Annual Income Amount on your next Account Anniversary will equal 5% of your new Income Benefit Base.

Here is an example of how IOD II Plus works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. You decide to remain in the IOD II Plus Bonus Period for two years. The IOD II Plus Bonus Base is $100,000 for year one and year two. The bonus amount is 7% of the IOD II Plus Bonus Base. You wait until your third Account Year before you begin your Stored Income Period. At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year, except for the bonus which occurs at the end of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance

1	$100,000	$100,000	$5,000	$7,000	$0
2	$100,000	$107,000	$5,350	$7,000	$0
3	$100,000	$114,000	$5,700	n/a	$5,700
4	$100,000	$114,000	$5,700	n/a	$11,400

During your fifth Account Year, you use the full amount of your Stored Income Balance ($17,100) to increase your Income Benefit Base thereby reducing your Stored Income balance to $0. On your next Account Anniversary, your Income Benefit Base of $114,000 will be increased to $131,100 and your Annual Income Amount will be $6,555 (5% of your Income Benefit Base). Therefore $6,555 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance

5	$100,000	$114,000	$5,700	n/a	$17,100
6	$100,000	$131,100	$6,555	n/a	$6,555
7	$100,000	$131,100	$6,555	n/a	$13,110
8	$100,000	$131,100	$6,555	n/a	$19,665

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $17,100, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $114,000 and your Annual Income Amount remains at $5,700 (5% of your Income Benefit Base). Therefore $5,700 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$114,000	$5,700	$17,100	$0
6	$82,900	$114,000	$5,700	$0	$5,700
7	$82,900	$114,000	$5,700	$0	$11,400
8	$82,900	$114,000	$5,700	$0	$17,100

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under IOD II Plus.” Even if your Stored Income Period has begun, withdrawals prior to you First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II Plus as described under “Cancellation of IOD II Plus” in this Appendix.

Withdrawals Under IOD II Plus

Withdrawals After Your First Withdrawal Date

Your First Withdrawal Date may occur during either your IOD II Plus Bonus Period or your Stored Income Period. If your First Withdrawal Date occurs during the IOD II Plus Bonus Period, you may take withdrawals up to your Annual Income Amount each year without reducing your future Annual Income Amount. Each withdrawal will reduce your Annual Income Amount for that year by the full amount of that withdrawal. You will not be eligible for a 7% bonus during any Account Year in which you have taken a withdrawal. If your First Withdrawal Date occurs during your Stored Income Period, withdrawals, up to the amount of your Stored Income Balance, will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract;

●	either your Annual Income Amount (during the IOD II Plus Bonus Period) or your Stored Income Balance (during the Stored Income Period); or

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Provisions”).

Excess Withdrawals

An Excess Withdrawal can occur during the IOD II Plus Bonus Period or the Stored Income Period. During the IOD II Plus Bonus Period, if you take an Excess Withdrawal, both your Income Benefit Base and your IOD II Plus Bonus Base will be reduced according to the following formulae:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – AIA

Your new IOD II Plus Bonus Base =	BB x	(	AV – WD	)
AV – AIA

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	BB =	Your IOD II Plus Bonus Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	AIA =	Your remaining Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Account Year.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

During the Stored Income Period, if you take an Excess Withdrawal, your Stored Income Balance will be reduced to zero. In addition, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Excess Withdrawal (or your Required Minimum Distribution Amount, if greater).

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated on your next Account Anniversary based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year, your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $62,551 as shown below and your new Annual Income Amount will be 5% of your new Income Benefit base ($3,128). The Annual Withdrawal Amount of $3,128 will be added to your Stored Income Balance.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance

5	$100,000	$114,000	$5,700	$50,000	$0
6	$50,000	$62,551	$3,128	$0	$3,128
7	$50,000	$62,551	$3,128	$0	$6,2561
8	$50,000	$62,551	$3,128	$0	$9,384

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$114,000 x	($90,000 – $50,000)	= $62,551
$90,000 – $17,100

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

An Early Withdrawal can occur during the IOD II Plus Bonus Period or the Stored Income Period. Any withdrawals, including any “free withdrawal amounts,” taken before the First Withdrawal Date are Early Withdrawals. If an Early Withdrawal occurs during your IOD II Plus Bonus Period, your Annual Income Amount will be reduced by the full amount of the withdrawal. In addition, your IOD II Plus Bonus Base will be reduced according to the following formula:

Your new IOD II Plus Bonus Base =	BB x	(	AV - WD	)
AV

If the Early Withdrawal occurs during the Stored Income Period, your Stored Income Balance will be reduced using the following formula:

Your new Stored Income Balance =	SB x	(	AV - WD	)
AV

In either the IOD II Plus Bonus Period or Stored Income Period, your new Income Benefit Base will equal:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	BB =	Your IOD II Plus Bonus Base immediately prior to the Early Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD II Plus, any withdrawal before your First Withdrawal Date could have state and federal income tax liability. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance (if any), your IOD II Plus Bonus Base (if any), and your Income Benefit Base will all be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II Plus, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end, but you will be entitled to receive annual payments as follows.

If you were in the IOD II Plus Bonus Period on the day the Account Value was reduced to zero, regardless of your age, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base each year for as long as you live.

If you were in the Stored Income Period on the day the Account Value was reduced to zero, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II Plus with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD II Plus

If you elected IOD II Plus, we will deduct a quarterly fee from your Account Value (“IOD II Plus Fee”). The IOD II Plus Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2375 % of your Fee Base on that day, if you elected single-life coverage (0.2875% for joint-life coverage). On an annual basis, the IOD II Plus Fee is equal to 0.95% of your Fee Base if you elected single-life coverage (1.15% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. During the IOD II Plus Bonus Period, your new Fee Base will be reset to equal your Income Benefit Base, if your Income Benefit Base is higher than your current Fee Base. During the Stored Income Period, your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Plus Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Plus Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your IOD II Plus Bonus Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - AIA

If you take an Excess Withdrawal during your Stored Income Period, your IOD II Plus Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your IOD II Plus Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your IOD II Plus Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AIA =	Your Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Account Year.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment ($100,000) on your Issue Date. Your IOD II Plus Bonus Base is equal to your initial Purchase Payment ($100,000). At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). You wait until your third Account Year before you elect to begin your Stored Income Period. During the IOD II Plus Bonus Period, in years that withdrawals are not taken, your Income Benefit Base increases by 7% of your IOD II Plus Bonus Base (assuming no step-up). At the beginning of your Stored Income Period, Year 3, your Annual Income Amount has increased to $5,700. All values are shown as of the beginning of the Account Year unless otherwise stated.

During the IOD II Plus Bonus Period (Account Years 1and 2), the Fee Base is set equal to your Income Benefit Base. During the Stored Income Period, the Fee Base is reset at the beginning of the Account Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Account Year 4, the Fee Base is set equal to the Income Benefit Base ($114,000) plus the Stored Income Balance ($11,400) less your Annual Income Amount ($5,700) if that amount ($119,700) is greater than the previous Fee Base ($114,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$0	$0	$0	$100,000
2	$107,000	$5,350	$0	$0	$0	$107,000
3	$114,000	$5,700	$5,700	$0	$5,700	$114,000
4	$114,000	$5,700	$11,400	$0	$11,400	$119,700

Assume, instead, that in your fourth Account Year you take a $11,400 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($114,000) plus your Stored Income Balance ($0) less your Annual Income Amount ($5,700) is less than the current Fee Base ($119,700), so there is no change to the Fee Base as shown below. In Account Year 7, the Fee Base is reset. Your Income Benefit Base ($114,000) plus your Stored Income Balance ($17,100) less your Annual income Amount ($5,700), results in an amount of $125,400, an amount that is greater than the previous Fee Base ($119,700).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$114,000	$5,700	$11,400	$11,400	$0	$119,700
5	$114,000	$5,700	$5,700	$0	$5,700	$119,700
6	$114,000	$5,700	$11,400	$0	$11,400	$119,700
7	$114,000	$5,700	$17,100	$0	$17,100	$125,400

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.
Your IOD II Plus Fee will not change during an Account Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Plus Fee.

●	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Plus Fee.

In addition, on your Account Anniversary, the IOD II Plus Fee may also change, if we increase the percentage used to calculate the IOD II Plus Fee as described below under “Step-Up Under IOD II Plus.”

The investment performance of the Designated Funds will not affect your IOD II Plus Fee during an Account Year. However, as stated below under “Step-Up Under IOD II Plus,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Plus Fee.

We will continue to deduct the IOD II Plus Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Plus are cancelled as described under “Cancellation of IOD II Plus” in this Appendix.

Step-Up Under IOD II Plus

You can step-up your Income Benefit Base and IOD II Plus Bonus Base each Account Anniversary prior to your Annuity Commencement Date, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance (if any) must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
If your Contract is in the Stored Income Period, your highest quarter-end Account Value (adjusted for subsequent Purchase Payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base.

●
If your Contract has not started the Stored Income Period, your Highest Quarterly Value during the most recent Account Year must be greater than your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II Plus, then the percentage rate we use to calculate your IOD II Plus Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Plus Fee will remain unchanged and we will automatically step-up your Income Benefit Base and your IOD II Plus Bonus Base (if applicable).

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Plus Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up prior to the Stored Income Period, we will increase your Income Benefit Base and your IOD II Plus Bonus Base each to an amount equal to the highest adjusted quarterly Account Value, if such amount exceeds your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period). If the step-up occurred during the IOD II Plus Bonus Period, your IOD II Plus Bonus Period will be renewed for another 10-year period.

At the time of step-up during the Stored Income Period, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Below are examples of how step-up works under a few different circumstances.

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Plus with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base and your IOD II Plus Bonus Base are equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). The example assumes you are in the IOD II Plus Bonus Period.

In each of the five examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $113,000. Both your new Income Benefit Base and IOD II Plus Bonus Base are set to equal $113,000 since that amount exceeds your previous Income Benefit Base increased by 7% of your IOD II Plus Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$113,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$5,650	$113,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$113,000

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value, your Income Benefit Base, and your IOD II Plus Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up and assumes that you are in the IOD II Plus Bonus Period:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$163,500	Highest Quarterly Value (after adjustments).
New Annual Income Amount =	$8,150	$163,500 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$163,000

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up and assumes you are in the IOD II Plus Bonus Period:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$109,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$5,450	$109,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$109,000

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Annual Income Amount, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base and your IOD II Plus Bonus Base as described under “Excess Withdrawals” in this Appendix. All previous quarterly Account Values are first reduced by the amount of the Annual Income Amount less any prior withdrawals taken in that Account Year and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.) The example assumes you are in the IOD II Plus Bonus Period.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$68,000

(1)	Reduce the end of First Quarter Account Value by the Annual Income Amount less any prior withdrawals taken in that Account Year	=	$113,000	–	$5,000	= $108,000

(2)	Adjust the Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

Using the facts of the above example where no withdrawals or additional premiums have taken place, assume that for Account Year 2 you have elected to begin the Stored Income Period. As stated in the above example the Income Benefit Base is $113,000 beginning of Account Year 2. Your Annual Income Amount is $5,650 (5% of your Income Benefit Base). Because you have elected to begin the Stored Income Period, your Stored Income Balance is initially equal to your Annual Income Amount ($5,650).

The Account Values on each of your four Account Quarters for Account Year 2 are $105,000, $111,000, $116,000, and $120,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $120,000. Your new Income Benefit Base is set to equal $114,350 ($120,000 - $5,650) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

End of First Quarter	$105,000	n/a	$105,000	$113,000
End of Second Quarter	$111,000	n/a	$111,000	$113,000
End of Third Quarter	$116,000	n/a	$116,000	$113,000
End of Fourth Quarter (before step-up)	$120,000	n/a	$120,000	$113,000
Highest Quarterly Value (after adjustments)			$120,000

Stored Income Balance at end of fourth quarter		$5,650
Step-up comparison	Is ($120,000 - $5,650) greater than $113,000? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$114,350	Highest Quarterly Value (after adjustments) less the Stored Income Balance
New Annual Income Amount =	$5,718	$114,350 x 5%
New Stored Income Balance =	$11,367
New IOD II Plus Bonus Base =	n/a	No longer applicable for the Stored Income Period

Please note: The end of the fourth Account Quarter and the Contract Anniversary are the same day. We only make the distinction to separate values before and after step-up.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II Plus with single-life coverage or, for a higher IOD II Plus Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II Plus is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II Plus is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II Plus with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the IOD II Plus Bonus Period and the Stored Income Period are determined based on the age of the younger spouse if the younger spouse attains (or would have attained) age 50. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) On the first day of the Stored Income Period, your Annual Income Amount will be added to your Stored Income Balance. The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59 at issue. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Plus continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II Plus

Should you decide that IOD II Plus is no longer appropriate for you, you may cancel IOD II Plus at any time. Upon cancellation, all benefits and charges under IOD II Plus shall cease. Once cancelled, IOD II Plus cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” IOD II Plus will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II Plus will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change in ownership may also cancel your benefits under IOD II Plus.

Death of Participant Under IOD II Plus with Single-Life Coverage

If you elected single-life coverage, IOD II Plus terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance, if any. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Plus Rider on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

●	the new Account Value will be the greater of the Stored Income Balance, if any, on the original Contract or the Death Benefit;

●
the new percentage rate used to calculate the IOD II Plus Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Plus Fee;

●	the new Income Benefit Base and your new IOD II Plus Bonus Base will each be equal to the Account Value after any Death Benefit has been credited; and

●	the new IOD II Plus Bonus Period begins.

Death of Participant Under IOD II Plus with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II Plus, the provisions of the section titled “Death of Participant Under IOD II Plus with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II Plus will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance, if any, will remain unchanged;

●
the Income Benefit Base and the IOD II Plus Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II Plus” in this Appendix);

●	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

●	the percentage rate of the IOD II Plus Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II Plus, terminates.

If you purchased joint-life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II Plus

Under the terms of IOD II Plus, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive the greater of your Cash Surrender Value or your Stored Income Balance, if any;

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive the remaining Stored Income Balance, if any, in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II Plus. When you elect to participate in IOD II Plus, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II Plus as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in IOD II Plus, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX N -
RETIREMENT INCOME ESCALATORSM II

The optional living benefit known as Retirement Income Escalator II (“RIE II”) was available on Contracts purchased on or after October 20, 2008, and prior to August 17, 2009, and on certain limited Contracts purchased on or after August 17, 2009. If you elected to participate in RIE II, the following information applies to your Contract. RIE II is no longer available for sale on new Contracts.

If you purchased your Contract prior to February 17, 2009, and elected to participate in RIE II, your Lifetime Withdrawal Percentage (defined below) is different from the Lifetime Withdrawal Percentage available on Contracts purchased on or after that date. (See “Determining Your Annual Withdrawal Amount,” “Step-Up Under RIE II,” and “Joint-Life Coverage” in this Appendix.) In addition, unless you “step-up” as described under “Step-Up Under RIE II,” the fee charged for your RIE II is lower than the fee charged on Contracts purchased on or after February 17, 2009. (See “Cost of RIE II” in this Appendix.)

RIE II provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under RIE II, the larger the guaranteed Annual Withdrawal Amount. To describe how RIE II works, we use the following definitions:

Annual Withdrawal Amount:
The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Early Withdrawal:	Any withdrawal taken prior to your RIE II Coverage Date.

Excess Withdrawal:	Any withdrawal taken after your RIE II Coverage Date that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if greater).

Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount.

RIE II Bonus Base:
The amount on which bonuses are calculated. The RIE II Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE II Coverage Date or any Excess Withdrawals (see “Excess Withdrawals” under “Withdrawals Under RIE II”).

RIE II Bonus Period:
A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” RIE II (described below) during the RIE II Bonus Period, the RIE II Bonus Period is extended to ten years from the date of the step-up.

RIE II Coverage Date:	Your Issue Date if you are at least age 59 at issue; otherwise, the first Account Anniversary after you attain age 59.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “RIE II Fee” (see “Cost of RIE II”).

You and Your:
The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under RIE II with Single-Life Coverage” and “Death of Participant Under RIE II with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

Upon annuitization, RIE II and any elected optional death benefit automatically terminate.

RIE II allows you to withdraw a guaranteed amount of money each year, beginning on your RIE II Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected). Your right to take withdrawals under RIE II continues regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. After your RIE II Coverage Date, the amount you can withdraw, in any one year, can be 4%, 5%, 6%, or 7% of your Withdrawal Benefit Base, depending upon your age (or the younger spouse's age in case of joint-life coverage) on the date of your first withdrawal.

In addition, if you make no withdrawals in an Account Year during your RIE II Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your RIE II Bonus Base. The RIE II Bonus Period is a 10-year period commencing on your Issue Date. The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under RIE II” in this Appendix), provided that the step-up occurs during the RIE II Bonus Period.

If you are participating in RIE II, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in RIE II, all of your Account Value must be invested in one or more of the Designated Funds at all times during the term of RIE II. (The “term” of RIE II is for life, unless your Withdrawal Benefit Base is reduced to zero or RIE II is terminated or cancelled as described under “Cancellation of RIE II,” “Depleting Your Account Value,” and “Annuitization Under RIE II” in this Appendix.) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “Designated Funds” in the prospectus to which this Appendix is attached.

Under RIE II, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under RIE II with Single-Life Coverage,” and “Death of Participant Under RIE II with Joint-Life Coverage” in this Appendix.

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

●	increased by any applicable bonuses;

●	increased by any step-ups as described under “Step-Up Under RIE II” in this Appendix;

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

●	decreased following any Early Withdrawals you take as described under “Early Withdrawals” in this Appendix; and

●	decreased following any Excess Withdrawals you take as described under “Excess Withdrawals” in this Appendix.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is first determined when you make your first withdrawal after your RIE II Coverage Date and then on each subsequent Account Anniversary. Your Annual Withdrawal Amount is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. The Lifetime Withdrawal Percentage depends upon your age at the time you make your first withdrawal after your RIE II Coverage Date as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Your Age on the Date of the First Withdrawal After Your RIE II Coverage Date*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Your Age on the Date of the First Withdrawal After Your RIE II Coverage Date*	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Your Lifetime Withdrawal Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the tables above. (See “Step-Up Under RIE II” in this Appendix.) An increase in the Lifetime Withdrawal Percentage will increase your Annual Withdrawal Amount.

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by Excess Withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How RIE II Works

Each Account Year, beginning on your RIE II Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero  (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.

If you defer taking any withdrawals in an Account Year during the RIE II Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your RIE II Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Withdrawal Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under RIE II.” In the case of a fee increase, we will notify you in writing, in advance of your Contract Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under RIE II” in this Appendix.) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under RIE II” in this Appendix. Note also that investing in any Fund, other than a Designated Fund, will cancel RIE II, as described under “Cancellation of RIE II” in this Appendix.

Here is an example of how RIE II works. This example assumes that your Contract was purchased on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your RIE II Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. During the RIE II Bonus Period, your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each Account Year in which you do not take a withdrawal. By deferring your withdrawals during a RIE II Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the RIE II Bonus Period, you will still be eligible to take your Annual Withdrawal Amount each year and to step-up your Withdrawal Benefit Base. However, you will no longer be eligible for the 7% bonus each year. (For convenience, assume that the investment performance on your underlying investments remains neutral throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base. Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your RIE II Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new RIE II Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your RIE II Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$100,000	$107,000	$100,000	$5,350	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal when you are age 71 in Account Year 7. Using the chart on the previous page, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	$0
5	$125,000	$142,500	$125,000	$7,125	$0
6	$125,000	$151,250	$125,000	$7,563	$0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you defer taking a withdrawal. Your Withdrawal Benefit Base will increase by $8,750 which is 7% of your RIE II Bonus Base ($125,000). Your new Annual Withdrawal Amount will be set equal to $8,438, which is 5% of your new Withdrawal Benefit Base ($168,750), as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the RIE II Bonus Period, as your RIE II Bonus Period ends 10 years after the previous step-up.

11	$100,563	$168,750	$125,000	$8,438	$8,438
12	$92,125	$168,750	$125,000	$8,438	$8,438
13	$83,688	$168,750	$125,000	$8,438	$8,438
14	$75,250	$168,750	$125,000	$8,438	$0
15	$75,250	$168,750	$125,000	$8,438	$8,438

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount during the RIE II Bonus Period due to the bonus and the potential for step-ups. In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

Withdrawals Under RIE II

Withdrawals After the RIE II Coverage Date

Starting on your RIE II Coverage Date and continuing to your Annuity Commencement Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charges” in the prospectus to which this Appendix is attached);

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix); and

●	your Annual Withdrawal Amount.

The previous example shows withdrawals taken after your RIE II Coverage Date. Because they do not exceed your Annual Withdrawal Amount (or your Required Minimum Distribution amount, if higher), the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. The withdrawals in the above example are not subject to any withdrawal charges because they do not exceed any of the following:

●	your free withdrawal amount permitted under this Contract,
●	your Required Minimum Distribution Amount, or
●	your Annual Withdrawal Amount.

If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

Excess Withdrawals

If you take an Excess Withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulae:

Your new RIE II Bonus Base =	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base =	WBB x	(	AV - WD	)
AV - AWA

Where:
	BB =	Your RIE II Bonus Base immediately prior to the Excess Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

	AWA =	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your RIE II Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount. After your second withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new RIE II Bonus Base	=	$125,000	x	$121,000 – $6,000
				$121,000 – ($8,000 – $4,000)

	=	$125,000	x	$115,000
				$117,000

	=	$125,000	x	0.98291

	=	$122,863

Your new Withdrawal Benefit Base	=	$160,000	x	$121,000 – $6,000
				$121,000 – ($8,000 – $4,000)

	=	$160,000	x	$115,000
				$117,000

	=	$160,000	x	0.98291

	=	$157,265

Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base, or $7,863.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your RIE II Bonus Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your RIE II Coverage Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced using the following formulae:

Your new RIE II Bonus Base	=	BB x	(	AV – WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV – WD	)
AV

Where:
	BB =	Your RIE II Bonus Base immediately prior to the Early Withdrawal.

	WBB =	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each year in which you do not take a withdrawal. Your RIE II Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59). Any withdrawals you take prior to that time will be Early Withdrawals.

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base. Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your RIE II Bonus Base to $125,000.

Assume that, in your Account Year 7, you withdraw $10,000. Because you are age 51 (and younger than age 59), this is an Early Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount		Withdrawals
1	$100,000	$100,000	$100,000	$0		$0
2	$100,000	$107,000	$100,000	$0		$0
3	$125,000	$125,000	$125,000	$0		$0
4	$125,000	$133,750	$125,000	$0		$0
5	$125,000	$142,500	$125,000	$0		$0
6	$125,000	$151,250	$125,000	$0		$0
7	$125,000	$160,000	$125,000	$0		$10,000

At this point, your RIE II Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new RIE II Bonus Base			=	$125,000	x	$125,000 – $10,000
						$125,000

			=	$125,000	x	$115,000
						$125,000

			=	$125,000	x	0.92000

			=	$115,000

Your new Withdrawal Benefit Base			=	$160,000	x	$125,000 – $10,000
						$125,000

			=	$160,000	x	$115,000
						$125,000

			=	$160,000	x	0.92000

			=	$147,200

Your Annual Withdrawal Amount will still be $0 because you have not reached your RIE II Coverage Date.

You should be aware that Early Withdrawals could severely reduce, and even terminate, your benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under RIE II, any withdrawal before you reach age 59½ could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Excess Withdrawal or an Early Withdrawal, then your Withdrawal Benefit Base and the RIE II Bonus Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with RIE II, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will end, but your right to receive an annual withdrawal amount will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of RIE II

If you elect RIE II, we will deduct a quarterly fee from your Account Value (“RIE II Fee”). The RIE II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE II Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.2375% of your Withdrawal Benefit Base on the last day of the Account Quarter if you elected single-life coverage (0.2875% for joint-life coverage). The maximum RIE II Fee you can pay in any one Account Year is equal to 0.95% of the highest Withdrawal Benefit Base at any point in that Account Year if you elected single-life coverage (1.15% for joint-life coverage).

If you purchased your Contract prior to February 17, 2009, your cost for RIE II was initially, on an annual basis, 0.80% of the highest Withdrawal Benefit Base for single-life coverage (1.00% for joint-life coverage). Your cost for RIE II will not increase unless:

●	you decide to step-up your Withdrawal Benefit Base, as described below under “Step-Up Under RIE II,” and

●	you consent in writing, at the time of step-up, to accept an increase in your RIE II Fee to 0.95% for single-life coverage (1.15% for joint-life coverage).

If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

Your RIE II Fee will not change during an Account Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your RIE II Fee.

●	If you make a withdrawal before your RIE II Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE II Fee.

However, on each Account Anniversary, we determine whether favorable investment performance of the Designated Funds may cause the Withdrawal Benefit Base to increase as described below under “Step-Up Under RIE II.” If your Withdrawal Benefit Base increases because of favorable investment performance, your RIE II fee will also increase because it is recalculated on each Account Anniversary based upon your highest Withdrawal Benefit Base during that Account Year.

We will continue to deduct the RIE II Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE II is terminated or cancelled as described under “Cancellation of RIE II” in this Appendix.

Step-Up Under RIE II

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your highest quarter-end Account Value (adjusted for subsequent Purchase Payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) must be greater than your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the RIE II Fee.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your RIE II Fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your RIE II Fee and step-up your Withdrawal Benefit Base and RIE II Bonus Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Withdrawal Benefit Base and RIE II Bonus Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Withdrawal Benefit Base and RIE II Bonus Base to an amount equal to the Highest Quarterly Value, if such amount exceeds your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases). If the step-up occurs during the RIE II Bonus Period, your RIE II Bonus Period will renew for another 10-year period commencing at the time of step-up.

If your Lifetime Withdrawal Percentage has already been determined and your age at the time of step-up coincides with a higher percentage as shown in the applicable table below, your Lifetime Withdrawal Percentage will increase. After the step-up, your Annual Withdrawal Amount will be your Lifetime Withdrawal Percentage multiplied by your new Withdrawal Benefit Base. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Here are examples of how step-up works under a few different circumstances. In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made. All four examples assume that the Contract was purchased on or after February 17, 2009.

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in RIE II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each equal to your initial Purchase Payment. Your Annual Withdrawal Amount is $5,000 (5% of your Withdrawal Benefit Base).

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $113,000. Your new Withdrawal Benefit Base is set to equal to $113,000 since that amount exceeds your previous Withdrawal Benefit Base increased by 7% of your RIE II Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$113,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,650	$113,000 x 5%
New RIE II Bonus Base =	$113,000

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value, your Withdrawal Benefit Base, and your RIE II Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the first Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$163,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$8,150	$163,000 x 5%
New RIE II Bonus Base =	$163,000

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$109,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,450	$109,000 x 5%
New RIE II Bonus Base =	$109,000

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Annual Withdrawal Amount, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Withdrawal Benefit Base and your RIE II Bonus Base as described under “Excess Withdrawals” in this Appendix. All previous quarter-end Account Values are first reduced by the Annual Withdrawal Amount less any prior withdrawals taken in that Account Year and then adjusted in the same proportion that the Withdrawal Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$68,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$3,400	$68,000 x 5%
New RIE II Bonus Base =	$68,000

(1)	Reduce the end of First Quarter Account Value by the Annual Withdrawal Amount less any prior withdrawals taken in that Account Year	=	$113,000	–	$5,000	= $108,000

(2)	Adjust the Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

All of the above examples assume that you are age 65 at issue, so your Lifetime Withdrawal Percentage is 5%. Assume instead you are age 74 at issue and have attained age 75 on your first Account Anniversary. Follow the first example where no withdrawals were taken and no additional Purchase Payments were made. When your Withdrawal Benefit Base steps-up to $113,000, your new Lifetime Withdrawal Percentage is 6% since you had attained age 75 by your first Account Anniversary. Your Annual Withdrawal Amount is now $6,780.

Joint-Life Coverage

On the Issue Date, you have the option of electing RIE II with single-life coverage or, for a higher RIE II Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while RIE II is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while RIE II is in effect. Whereas single-life coverage provides annual withdrawals under RIE II only until any Participant dies, joint-life coverage provides annual withdrawals under RIE II for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, including RIE II, ends. To take annual withdrawals under RIE II’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Participant Under RIE II with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the RIE II Coverage Date will be your Issue Date if the younger spouse is at least age 59 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59 if the younger spouse is less than age 59 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, Early Withdrawals will be determined based upon this definition of your RIE II Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE II Coverage Date, as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Age of Younger Spouse on Date of the First Withdrawal After Your RIE II Coverage Date	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Age of Younger Spouse on Date of First Withdrawal After Your RIE II Coverage Date	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Once your Annual Withdrawal Amount is calculated, the Lifetime Withdrawal Percentage will not change except if a step-up occurs as described under “Step-Up Under RIE II” in this Appendix. The Lifetime Withdrawal Percentage will then be reset, if higher, to the percentage for then attained age of the younger spouse.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, RIE II benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as RIE II is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under RIE II can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of RIE II

Should you decide that RIE II is no longer appropriate for you, you may cancel RIE II at any time. Upon cancellation, all benefits and charges under RIE II shall cease. Once cancelled, RIE II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, RIE II will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

RIE II will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change of ownership of the Contract may also cancel your benefits under RIE II.

Death of Participant Under RIE II with Single-Life Coverage

If you selected single-life coverage, RIE II terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new RIE II on the original Contract (assuming that your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

●	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount;

●	the new percentage rate used to calculate the RIE II Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the RIE II Fee;

●	the new Withdrawal Benefit Base and the new RIE II Bonus Base will each be equal to the Account Value after any Death Benefit has been credited;

●	the new Lifetime Withdrawal Percentage will be based on the age of the surviving spouse; and

●	a new RIE II Bonus Period begins.

Death of Participant Under RIE II with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in RIE II, the provisions of the section titled “Death of Participant Under RIE II with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, RIE II will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the RIE II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

●
the Withdrawal Benefit Base and the RIE II Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under RIE II” in this Appendix);

●
if withdrawals under RIE II have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE II Coverage Date;

●	if withdrawals under RIE II have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Participant; and

●	the RIE II Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including RIE II, will terminate.

If you purchased joint-life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under RIE II

Under the terms of RIE II, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as RIE II. If you elected to participate in RIE II, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under RIE II, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in RIE II, we reduce your Account Value dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under RIE II will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Withdrawal Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX O -
Income ON Demand® II Escalator

The optional living benefit known as Income ON Demand II Escalator (“IOD II Escalator”) was available on Contracts purchased on or after October 20, 2008, and prior to August 17, 2009, and on certain limited Contracts purchased on or after August 17, 2009. If you elected to participate in IOD II Escalator, the following information applies to your Contract. IOD II Escalator is no longer available for sale on new Contracts.

If you purchased your Contract prior to February 17, 2009, and elected to participate in IOD II Escalator, your Lifetime Income Percentage (defined below) is different from the Lifetime Income Percentage available on Contracts purchased on or after that date. (See “Determining Your Annual Income Amount,” “Step-Up Under IOD II Escalator,” and “Joint-Life Coverage” in this Appendix.) In addition, unless you “step-up” as described under “Step-Up Under IOD II Escalator,” the fee charged for IOD II Escalator is lower than the fee charged on Contracts purchased on or after February 17, 2009. (See “Cost of IOD II Escalator” in this Appendix.)

To describe how IOD II Escalator works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage.

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your “IOD II Escalator Fee” (see “Cost of IOD II Escalator”).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Escalator.

Lifetime Income Percentage:	The percentage used to calculate your Annual Income Amount.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II Escalator.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:
The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under the sections entitled “Death of Participant Under IOD II Escalator with Single-Life Coverage” and “Death of Participant Under IOD II Escalator with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living annuitant.

Upon annuitization, IOD II Escalator and any elected optional death benefit automatically terminate.

IOD II Escalator allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant's spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The guaranteed annual amount you can withdraw, in any one year, can be 4%, 5%, 6%, or 7% of your Income Benefit Base depending upon your age. Any amount that you do not withdraw in a given year will remain in the Stored Income Balance and can be withdrawn at any time in the future.

If you are participating in IOD II Escalator, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in IOD II Escalator, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Escalator. (The term of IOD II Escalator is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Escalator are terminated or cancelled as described under “Cancellation of IOD II Escalator,” “Depleting Your Account Value,” and “Annuitization Under IOD II Escalator” in this Appendix.) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “Designated Funds” in the prospectus to which this Appendix is attached.

You also had the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II Escalator with Single-Life Coverage” and “Death of Participant Under IOD II Escalator with Joint-Life Coverage” in this Appendix.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	increased on each Account Anniversary by any step-ups as described in this Appendix under “Step-Up Under IOD II Escalator”;

●
increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described below under “How IOD II Escalator Works”;

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

●	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Annual Income Amount

Your Annual Income Amount is first determined at the beginning of your Stored Income Period and then on each subsequent Account Anniversary. Your Annual Income Amount is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage. The Lifetime Income Percentage depends upon your age at the beginning of your Stored Income Period as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
50 - 69	5%
70 - 79	6%
80 or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Your Lifetime Income Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the tables above. (See “Step-Up Under IOD II Escalator” in this Appendix.) An increase in the Lifetime Income Percentage will increase your Annual Income Amount.

Your Annual Income Amount will also change with any change to your Income Benefit Base as described above under “Determining Your Income Benefit Base.”

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (your Lifetime Income Percentage multiplied by your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

●	increased by your Lifetime Income Percentage multiplied by any subsequent Purchase Payments you make during the first year following the Issue Date;

●	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

●	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

●	decreased to $0 if you take an Excess Withdrawal;

●	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

●	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD II Escalator Works”).

How IOD II Escalator Works

Under the terms of IOD II Escalator, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. IOD II Escalator also provides the opportunity to increase your Annual Income Amount if your Lifetime Income Percentage increases as you grow older. (Your Lifetime Income Percentage will only increase if you step-up after you reach certain specified ages.) If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn; and

●	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

●	your new Annual Income Amount on your next Account Anniversary will equal your Lifetime Income Percentage multiplied by your new Income Benefit Base.

Here is an example of how IOD II Escalator works. These examples assume that your Contract was purchased on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further below under “Withdrawals Under IOD II Escalator.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II Escalator as described under “Cancellation of IOD II Escalator” in this Appendix.

Withdrawals Under IOD II Escalator

Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the previous example.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract;

●	your Stored Income Balance; or

●	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix).

Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base =	IBB x	(	AV – WD	)
AV – SB

Where:
	IBB =	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD =	The amount of the Excess Withdrawal.

	SB =	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal:

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$50,000	$0
6	$50,000	$61,538	$3,077	$0	$3,077
7	$50,000	$61,538	$3,077	$0	$6,154
8	$50,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 – $50,000)	= $61,538
$90,000 – $25,000

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulae:

Your new Income Benefit Base =	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance =	SB x	(	AV - WD	)
AV

Where:
	IBB =	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB =	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	AV =	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD II Escalator, any withdrawal before your First Withdrawal Date could have state and federal income tax liability. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II Escalator, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to your Lifetime Income Percentage multiplied by your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II Escalator with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD II Escalator

If you elect IOD II Escalator, we will deduct a quarterly fee from your Account Value (“IOD II Escalator Fee”). The IOD II Escalator Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2375 % of your Fee Base on that day, if you elected single-life coverage (0.2875% for joint-life coverage). On an annual basis, the IOD II Escalator Fee is equal to 0.95% of your Fee Base if you elected single-life coverage (1.15% for joint-life coverage).

If you purchased your Contract prior to February 17, 2009, your cost for IOD II Escalator was initially, on an annual basis, 0.80% of the highest Fee Base for single-life coverage (1.00% for joint-life coverage). Your cost for IOD II Escalator will not increase unless:

●	you decide to step-up your Income Benefit Base, as described in this Appendix under “Step-Up Under IOD II Escalator,” and

●	you consent in writing, at the time of step-up, to accept an increase in your IOD II Escalator Fee to 0.95% for single-life coverage (1.15% for joint-life coverage).

If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount (if any) for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Escalator Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Escalator Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base =	Fee Base x	(	AV - WD	)
AV

Where:
	Fee Base =	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD =	The amount of the Early/Excess Withdrawal.

	SB =	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV =	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described under “Determining Your Income Benefit Base” in this Appendix. Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base. The following examples assume that you purchased your Contract on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is neutral over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year unless otherwise shown.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Escalator Fee will not change during an Account Year, unless you take one of two specific actions:

●	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Escalator Fee.

●	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Escalator Fee.

In addition, on your Account Anniversary, the IOD II Escalator Fee may also change, if we increase the percentage used to calculate the IOD II Escalator Fee as described below under “Step-Up Under IOD II Escalator.”

The investment performance of the Designated Funds will not affect your IOD II Escalator Fee during an Account Year. However, as stated below under “Step-Up Under IOD II Escalator,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Escalator Fee.

We will continue to deduct the IOD II Escalator Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Escalator are cancelled as described under “Cancellation of IOD II Escalator” in this Appendix.

Step-Up Under IOD II Escalator

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Escalator Fee.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Escalator Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Escalator Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if any, provided that such amount exceeds your current Income Benefit Base.

Your Lifetime Income Percentage will increase if your age at the time of step-up coincides with a higher percentage as shown below. After the step-up, your Annual Income Amount will be your Lifetime Income Percentage multiplied by your new Income Benefit Base. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage
50 - 69	5%
70 - 79	6%
80 or older	7%
*If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Here are examples of how step-up works under a few different circumstances. All four examples assume that the Contract was purchased on or after February 17, 2009.

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Escalator with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. Your Stored Income Balance at the end of the fourth Account Quarter is $5,000. The highest adjusted quarterly value is $113,000. Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter		$5,000
Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment. Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter		$7,500 (initial $5,000 plus 5% x $50,000)
Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Stored Income Balance at end of fourth quarter		$1,000 (initial $5,000 less $4,000 withdrawal)
Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base as described in this Appendix under “Excess Withdrawals.” All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base

Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Stored Income Balance at end of fourth quarter		$0
Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1)	Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	–	$5,000	= $108,000

(2)	Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 – $40,000)	= $67,787
					$99,000 – $5,000

	The total adjustment	=	$113,000	–	$67,787	= $45,213

All of the above examples assume that you are age 65 at issue, so your Lifetime Income Percentage is set to 5%. Assume instead you are age 74 at issue and have attained age 75 on your first Account Anniversary. Follow the first example where no withdrawals were taken and no additional Purchase Payments were made. When your Income Benefit Base steps-up to $108,000, your new Lifetime Income Percentage is 6% since you are now age 75. Your Annual Income Amount is now $6,480, and your Stored Income Balance becomes $11,480.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II Escalator with single-life coverage or, for a higher IOD II Escalator Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary Beneficiary on the Issue Date and remains the sole primary Beneficiary while IOD II Escalator is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II Escalator is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II Escalator with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Stored Income Period will be your Issue Date if the younger spouse is at least age 50. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 50 if the younger spouse is less than age 50 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59. The Lifetime Income Percentage will be based on the age of the younger spouse, as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Age of Younger Spouse at Step-up	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Age Younger Spouse at Step-up	Lifetime Income Percentage
50 - 69	5%
70 - 79	6%
80 or older	7%

The Lifetime Income Percentage may increase, in the future, if the age of the younger spouse at time of step-up coincides with a higher percentage as shown in the applicable table above.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Escalator continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to accumulate income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II Escalator

Should you decide that IOD II Escalator is no longer appropriate for you, you may cancel IOD II Escalator at any time. Upon cancellation, all benefits and charges under IOD II Escalator shall cease. Once cancelled, IOD II Escalator cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, IOD II Escalator will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II Escalator will also be cancelled for any of the following:

●	upon a termination of the Contract;
●	upon annuitization*; or
●	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change in ownership may also cancel your benefits under IOD II Escalator.

Death of Participant Under IOD II Escalator with Single-Life Coverage

If you elected single-life coverage, IOD II Escalator terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Escalator on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●
the new percentage rate used to calculate the IOD II Escalator Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Escalator Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited;

●	the new Lifetime Income Percentage will be based on the age of the surviving spouse; and

●	the new Stored Income Balance will be reset to zero.

Death of Participant Under IOD II Escalator with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II Escalator, the provisions of the section above titled “Death of Participant Under IOD II Escalator with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II Escalator will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the Stored Income Balance will remain unchanged;

●
the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II Escalator” in this Appendix);

●
if the Stored Income Period has not yet begun, the Lifetime Income Percentage will be determined when the Stored Income Period begins (i.e., on the first Account Anniversary following the date the younger spouse attains (or would have attained) age 50);

●	if the Stored Income Period has already begun, the Lifetime Income Percentage will be the Lifetime Income Percentage that applied to the Contract prior to the death of the Participant;

●	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by the Lifetime Income Percentage; and

●	the percentage rate of the IOD II Escalator Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II Escalator, terminates.

If you purchased joint-life coverage and the deceased Participant's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II Escalator

Under the terms of IOD II Escalator, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than the Lifetime Income Percentage multiplied by your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II Escalator. If you elected to participate in IOD II Escalator, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II Escalator, as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in IOD II Escalator, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX P -
RETIREMENT ASSET PROTECTORSM

The optional living benefit known as Retirement Asset Protector was available on Contracts purchased on or after March 5, 2007 and prior to August 17, 2009. If you elected to participate in Retirement Asset Protector, the following information applies to your Contract. Retirement Asset Protector is no longer available for sale on new Contracts, and therefore, renewals of the benefit are no longer available.

If you purchased your Contract prior to February 17, 2009, and elected to participate in Retirement Asset Protector, the fee charged for your living benefit is lower than the fee charged on Contracts purchased on or after that date. (See “Cost of Retirement Asset Protector.”) Your fee will not increase unless you elect to “step-up” as described under “Step-Up Under Retirement Asset Protector,” and you consent in writing to accept the higher fee.

To describe how Retirement Asset Protector works, we use the following definitions:

Retirement Asset Protector Benefit Base:
An amount equal to the sum of all Purchase Payments made during the first year following your Issue Date, decreased by any partial withdrawals taken and increased by any step-ups as described under “Step-Up Under Retirement Asset Protector.”

Designated Funds:	The limited investment options you can choose if you are participating in a living benefit.

GMAB Maturity Date:
The date when Retirement Asset Protector matures. If you are younger than 85 on the Issue Date, your GMAB Maturity Date is the later of your 10th Account Anniversary or 10 years from the date of your most recent step-up. (See “Step-Up Under Retirement Asset Protector.”) If you are 85 on the Issue Date, your GMAB Maturity Date is your Maximum Annuity Commencement Date.

You and Your:
Under Retirement Asset Protector, the terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant as described under “Death of Participant Under Retirement Asset Protector.” In the case of a non-natural Participant, these terms refer to the oldest annuitant.

Retirement Asset Protector guarantees a return of the greater of:

●	the excess of your Retirement Asset Protector Benefit Base over your Account Value or
●	your total fees paid for Retirement Asset Protector (“Retirement Asset Protector Fees”),

regardless of the investment performance of the Designated Funds, provided that you have reached the GMAB Maturity Date.

If you are participating in Retirement Asset Protector, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in Retirement Asset Protector, all of your Account Value must be invested in a Designated Fund at all times during the term of the GMAB Maturity Date. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “Designated Funds” in the prospectus to which this Appendix is attached.

Cost of Retirement Asset Protector

If you elected Retirement Asset Protector, we will deduct a quarterly fee from your Account Value (“Retirement Asset Protector Fee” or “rider fee”). The Retirement Asset Protector Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Retirement Asset Protector Benefit Base. This percentage rate will equal 0.1875% of your Retirement Asset Protector Benefit Base on the last day of the Account Quarter. The maximum Retirement Asset Protector Fee you can pay in any one Account Year is equal to 0.75% of the highest Retirement Asset Protector Benefit Base at any point in that Account Year.

If you purchased your Contract prior to February 17, 2009, your cost for Retirement Asset Protector was initially, on an annual basis, 0.35% of your Retirement Asset Protector Benefit Base. The cost of your benefit will not increase unless, at time of step-up, you consent in writing to accept this higher fee of 0.75%. If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

Your Retirement Asset Protector Fee will not change, unless you take one of these specific actions:

●	If you made an additional Purchase Payment during your first Account Year, you will increase your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

●	If you make a partial withdrawal, you will decrease your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

●	If you elect to “step-up” your Retirement Asset Protector Benefit Base, your Retirement Asset Protector Fee will increase.

The investment performance of the Designated Funds will not affect your Retirement Asset Protector Fee unless you elect a step-up of your Retirement Asset Protector Benefit Base.

We will continue to deduct the Retirement Asset Protector Fee until:

●	you annuitize your Contract;

●	Retirement Asset Protector matures on the GMAB Maturity Date;

●	your Retirement Asset Protector benefit is cancelled as described in this Appendix under “Cancellation of Retirement Asset Protector;” or

●	your Account Value is reduced to zero.

How Retirement Asset Protector Works

On the GMAB Maturity Date, we will credit your Account Value with an amount equal to the greater of:

(a)	any excess of your Retirement Asset Protector Benefit Base over your Account Value after adjusting for any Contract charges; and

(b)	the total amount of Retirement Asset Protector Fees paid between the Issue Date and the GMAB Maturity Date.

We determine the value of (b) in two steps.

(1)
As described above under “Cost of Retirement Asset Protector,” each quarter between the Issue Date and the GMAB Maturity Date we calculate the Retirement Asset Protector Fee by multiplying your Retirement Asset Protector Benefit Base on the last valuation day of that quarter by the applicable percentage rate.

(2)	We then sum each quarterly amount calculated in (1) to determine the total amount of Retirement Asset Protector Fees paid.

In the situation where you purchased your Contract on or after February 17, 2009, and do not make additional Purchase Payments or partial withdrawals and you do not “step-up,” you can expect the total fees paid to equal 7.50% of your initial Purchase Payment. In other words, because Retirement Asset Protector matures in 10 years, we multiply 0.1875% times 40 quarters (four quarters per year for 10 years) to obtain the percentage (7.50%) needed to determine the total amount of the fees to be paid. If you make additional Purchase Payments, you “step-up,” or the percentage rate used to calculate the Retirement Asset Protector Fee is changed at the time of “step-up,” the total amount of fees will be higher.

The greater of the two amounts will be allocated to the Designated Fund in which you are invested at that time. Here is an example of how we calculate benefits under Retirement Asset Protector:

●
Assume that you purchased a Contract on March 7, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●	Assume you make an additional Purchase Payment of $50,000 on April 7, 2007, thus increasing your Retirement Asset Protector Benefit Base to $150,000.

●	Assume you make no withdrawals or additional Purchase Payments and you do not step-up prior to the GMAB Maturity Date on March 7, 2017.

●
Assume that, because of poor investment performance, your Account Value on March 7, 2017 is $135,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $15,000 ($150,000 - $135,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of the Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Inception Date ($150,000 x 40) times one quarter of the annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $5,250. Therefore, we will credit $15,000 to your Account Value.

●
Assume instead that, because of better investment performance, your Account Value on March 7, 2017, is $155,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, your Account Value will be credited with the total amount of Retirement Asset Protector Fees paid. In this case, the amount will be $5,250.

Withdrawals Under Retirement Asset Protector

All withdrawals you take, including any free withdrawal amounts or Required Minimum Distribution Amounts, will reduce the dollar value of the Retirement Asset Protector Benefit Base proportionally to the amount withdrawn. For example, after a partial withdrawal, the new Retirement Asset Protector Benefit Base will equal:

Retirement Asset Protector Benefit Base immediately before partial withdrawal	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

You should be aware that, if you take a withdrawal when your Account Value is less than your Retirement Asset Protector Benefit Base, the withdrawal may reduce the value of your Benefit Base by an amount greater than the amount of the withdrawal. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Retirement Asset Protector, including reducing your Account Value to zero and thereby terminating your Contract without value. Here is an example of how we handle withdrawals under Retirement Asset Protector:

●
Assume that you purchased a Contract on March 7, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●
Assume that, on March 10, 2009, your Account Value is $80,000. Assume further that you take a withdrawal of $10,000 on that date, thus reducing your Account Value to $70,000. Your Retirement Asset Protector Benefit Base is reduced proportionally to the amount withdrawn. Therefore your new Retirement Asset Protector Benefit Base is $100,000 x ($70,000 ÷ $80,000), or $87,500.

●	Assume you make no additional withdrawals and you do not step-up prior to the GMAB Maturity Date on March 7, 2017.

●
Assume that, because of investment performance, your Account Value on March 7, 2017 is $80,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $7,500 ($87,500 - $80,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of your Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Issue Date [($100,000 x 8) + ($87,500 x 32)] times one quarter of your annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $3,150. Therefore, we will credit $7,500 to your Account Value.

Step-Up Under Retirement Asset Protector

On or after your first Account Anniversary, you may elect to increase your Retirement Asset Protector Benefit Base to your then current Account Value. The step-up election may be made on any day on or after your first Account Anniversary. (We reserve the right, in our sole discretion, to require step-up elections to occur only on Account Anniversaries.)

If you are participating in Retirement Asset Protector, on the day we receive your step-up election notice in good order (the “Step-Up Date”), we will increase your Retirement Asset Protector Benefit Base to an amount equal to your Account Value if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current Retirement Asset Protector Benefit Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own that have been issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.

Under Retirement Asset Protector, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, then we will automatically extend your Annuity Commencement Date to equal your GMAB Maturity Date.

Without a step-up, your benefit under Retirement Asset Protector will “mature” on your 10th Account Anniversary. If you elect to step-up your Retirement Asset Protector Benefit Base, your benefit under Retirement Asset Protector will mature 10 years from the most recent Step-Up Date. In either case, on the day your Retirement Asset Protector benefit matures (the “GMAB Maturity Date”), we will credit the greater of:

●	any excess of your Retirement Asset Protector Benefit Base over your Account Value, or

●	the total amount of fees you paid for Retirement Asset Protector.

●
Assume that you purchased a Contract on March 7, 2008 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●
Assume that, on March 7, 2009, your Account Value is $118,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, you elect to step-up to a new ten-year period with a new Retirement Asset Protector Benefit Base of $118,000. Your new GMAB Maturity Date will be March 7, 2019.

●	Assume you make no withdrawals prior to the GMAB Maturity Date on March 7, 2019.

●
Assume that your Account Value on March 7, 2019 is $108,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $10,000 ($118,000 - $108,000). Your total Retirement Asset Protector Fee is equal to the sum of all fees applied prior to the step-up plus the sum of all fees applied after the step-up.

The sum of all fees applied prior to the step-up are equal to the sum of the value of the Benefit Bases prior to the step-up multiplied by the quarterly fee percentage applicable prior to the step-up [($100,000 x 4) x (0.35% ÷ 4)].  Similarly, the sum of all fees applied after the step-up are equal to the sum of the value of the Benefit Bases after the step-up multiplied by the quarterly fee percentage applicable after the step-up [($118,000 x 40) x (0.75% ÷ 4)].

In this case, the total amount of rider fees paid is $9,200. Therefore, we will credit $10,000 to your Account Value.

We reserve the right to discontinue offering the step-up provision of Retirement Asset Protector if we determine that, based upon market conditions at the time of the step-up, we can no longer offer Retirement Asset Protector to new Contracts at the current percentage rate used to calculate the Retirement Asset Protector Fee as set forth in this Appendix under “Cost of Retirement Asset Protector.” In that case, we will send notification that the step-up provision under your Contract has been discontinued unless you elect to begin a new step-up provision at the higher percentage rate. Your written consent is required to accept the higher percentage rate and continue to step-up.

Cancellation of Retirement Asset Protector

You may cancel Retirement Asset Protector at any time. Upon cancellation, all benefits and charges under the benefit shall cease. Once cancelled, Retirement Asset Protector cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, Retirement Asset Protector will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into any investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel the Benefit.

Death of Participant Under Retirement Asset Protector

If the Participant dies while participating in Retirement Asset Protector, all benefits and charges under the benefit will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. The surviving spouse can automatically continue Retirement Asset Protector even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached.) The GMAB Maturity Date does not change.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Retirement Asset Protector. If you withdraw all or a portion of your retirement plan's Yearly RMD Amount from the your Qualified Contract while participating in Retirement Asset Protector, we reduce your Account Value by the amount of the withdrawal and your Retirement Asset Protector Benefit Base proportionally (see “Withdrawals Under Retirement Asset Protector” in this Appendix).

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX Q -
Build Your Portfolio

This Appendix sets forth the Funds and percentage limits that constitute the “build your portfolio” program. This program is more fully described under “BUILD YOUR PORTFOLIO” in the Prospectus. Briefly, if you comply with this program, the portfolio you build will satisfy the Designated Funds requirement under certain optional living benefits. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled. For Contracts purchased on or after August 17, 2009, the following is the Build Your Portfolio model that applies to your Contract.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	20% to 70%	0% to 50%	0% to 30%	0% to 10%
Sun Capital Investment Grade Bond Fund®	AllianceBernstein Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund All Value Portfolio	Franklin Small Cap Value Securities Fund	Franklin Strategic Income Securities Fund
MFS® Government Securities Portfolio	Fidelity® Variable Insurance Products Balanced Portfolio	MFS® Value Portfolio	SCSM Oppenheimer Main Street Small Cap Fund	PIMCO Emerging Markets Bond Portfolio
MFS® Bond Portfolio	Franklin Income Securities Fund	Van Kampen Life Investment Trust Comstock Portfolio	Oppenheimer Capital Appreciation Fund/VA	Sun Capital Global Real Estate Fund
Huntington VA Mortgage Securities Fund[1]	MFS® Total Return Portfolio	Mutual Shares Securities Fund	Lord Abbett Series Fund Growth Opportunities Portfolio	PIMCO CommodityRealReturnTM Strategy Portfolio
Sun Capital Money Market Fund®	Universal Institutional Funds Inc. - Equity and Income Portfolio	MFS® Utilities Portfolio	MFS® International Value Portfolio	MFS® Emerging Markets Equity Portfolio
SCSM Goldman Sachs Short Duration Fund	Fidelity® Variable Insurance Products Fund Freedom 2015 Portfolio	MFS® Core Equity Portfolio	MFS® Research International Portfolio	SCSM PIMCO High Yield Fund
SCSM PIMCO Total Return Fund	Fidelity® Variable Insurance Products Fund Freedom 2020 Portfolio	SCSM Davis Venture Value Fund	Templeton Growth Securities Fund	Lazard Retirement Emerging Markets Equity Portfolio
SCSM BlackRock Inflation Protected Bond Fund	SCSM Ibbotson Moderate Fund	Huntington VA Dividend Capture Fund[1]	First Eagle Overseas Variable Fund	Huntington VA Rotating Markets Fund[1]
	SCSM Ibbotson Balanced Fund	Huntington VA Income Equity Fund[1]	Oppenheimer Global Securities Fund/VA	Huntington VA Real Strategies Fund[1]
	SCSM Ibbotson Growth Fund	SCSM Lord Abbett Growth & Income Fund	Columbia Marsico International Opportunities Fund, Variable Series
	BlackRock Global Allocation V.I. Fund	SCSM Goldman Sachs Mid Cap Value Fund	Fidelity® Variable Insurance Products Fund Mid Cap Portfolio
	Huntington VA Balanced Fund[1]	SCSM Oppenheimer Large Cap Core Fund	MFS® International Growth Portfolio
	PIMCO Global Multi-Asset Portfolio		SCSM WMC Large Cap Growth Fund
Columbia Marsico Growth Fund, Variable Series
Columbia Marsico 21st Century Fund, Variable Series
Huntington VA Growth Fund[1]
Huntington VA Marco 100 Fund[1]
Huntington VA Mid Corp America Fund[1]
Huntington VA New Economy Fund[1]
Huntington VA International Equity Fund[1]
Huntington VA Situs Fund[5]
SCSM WMC Blue Chip Mid Cap Fund
Universal Institutional Funds Inc. - Mid Cap Growth Portfolio
Universal Institutional Funds Inc. - Mid Cap Value Portfolio
AllianceBernstein International Growth Portfolio
Fidelity® Variable Insurance Products Fund Contrafund® Portfolio
SCSM AllianceBernstein International Value Fund
SCSM Dremen Small Cap Value Fund
SCSM AIM Small Cap Growth Fund
1 Only available if you purchased your Contract through a Huntington Bank representative.

For Contracts purchased after February 16, 2009, and prior to August 17, 2009, the following is the Build Your Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	0% to 70%	0% to 70%	0% to 30%	0% to 10%
Sun Capital Investment Grade Bond Fund®	AllianceBernstein Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund All Value Portfolio	Franklin Small Cap Value Securities Fund	Franklin Strategic Income Securities Fund
MFS® Government Securities Portfolio	Fidelity® Variable Insurance Products Balanced Portfolio	MFS® Value Portfolio	SCSM Oppenheimer Main Street Small Cap Fund	PIMCO Emerging Markets Bond Portfolio
MFS® Bond Portfolio	Franklin Income Securities Fund	Van Kampen Life Investment Trust Comstock Portfolio	Oppenheimer Capital Appreciation Fund/VA	Sun Capital Global Real Estate Fund
Huntington VA Mortgage Securities Fund[1]	MFS® Total Return Portfolio	Mutual Shares Securities Fund	Lord Abbett Series Fund Growth Opportunities Portfolio	PIMCO CommodityRealReturnTM Strategy Portfolio
Sun Capital Money Market Fund®	Oppenheimer Balanced Fund/VA	MFS® Utilities Portfolio	MFS® International Value Portfolio	MFS® Emerging Markets Equity Portfolio
SCSM Goldman Sachs Short Duration Fund	Universal Institutional Funds Inc. - Equity and Income Portfolio	MFS® Core Equity Portfolio	MFS® Research International Portfolio	SCSM PIMCO High Yield Fund
SCSM PIMCO Total Return Fund	Fidelity® Variable Insurance Products Fund Freedom 2015 Portfolio	SCSM Davis Venture Value Fund	Templeton Growth Securities Fund	Lazard Retirement Emerging Markets Equity Portfolio
SCSM BlackRock Inflation Protected Bond Fund	Fidelity® Variable Insurance Products Fund Freedom 2020 Portfolio	Huntington VA Dividend Capture Fund[1]	First Eagle Overseas Variable Fund	Huntington VA Rotating Markets Fund[1]
	SCSM Ibbotson Moderate Fund	Huntington VA Income Equity Fund[1]	Oppenheimer Global Securities Fund/VA	Huntington VA Real Strategies Fund[1]
	SCSM Ibbotson Balanced Fund	SCSM Lord Abbett Growth & Income Fund	Columbia Marsico International Opportunities Fund, Variable Series
	SCSM Ibbotson Growth Fund	SCSM Goldman Sachs Mid Cap Value Fund	Fidelity® Variable Insurance Products Fund Mid Cap Portfolio
	BlackRock Global Allocation V.I. Fund	SCSM Oppenheimer Large Cap Core Fund	MFS® International Growth Portfolio
	Huntington VA Balanced Fund[1]		SCSM WMC Large Cap Growth Fund
	PIMCO Global Multi-Asset Portfolio		Columbia Marsico Growth Fund, Variable Series
Columbia Marsico 21st Century Fund, Variable Series
Huntington VA Growth Fund[1]
Huntington VA Marco 100 Fund[1]
Huntington VA Mid Corp America Fund[1]
Huntington VA New Economy Fund[1]
Huntington VA International Equity Fund[1]
Huntington VA Situs Fund[5]
SCSM WMC Blue Chip Mid Cap Fund
Universal Institutional Funds Inc. - Mid Cap Growth Portfolio
Universal Institutional Funds Inc. - Mid Cap Value Portfolio
AllianceBernstein International Growth Portfolio
Fidelity® Variable Insurance Products Fund Contrafund® Portfolio
SCSM AllianceBernstein International Value Fund
SCSM Dremen Small Cap Value Fund
SCSM AIM Small Cap Growth Fund
1 Only available if you purchased your Contract through a Huntington Bank representative.

For Contracts purchased prior to February 17, 2009, the following is the Build Your Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
25% to 80%	0% to 75%	0% to 75%	0% to 30%	0% to 10%
PIMCO Total Return Portfolio[7]	AllianceBernstein Balanced Wealth Strategy Portfolio[8]	Lord Abbett Series Fund All Value Portfolio	Franklin Small Cap Value Securities Fund	Franklin Strategic Income Securities Fund
Sun Capital Investment Grade Bond Fund®	Fidelity® Variable Insurance Products Balanced Portfolio	MFS® Value Portfolio	SCSM Oppenheimer Main Street Small Cap Fund	MFS® High Yield Portfolio[6]
MFS® Government Securities Portfolio	Franklin Income Securities Fund	Van Kampen Life Investment Trust Comstock Portfolio	MFS® Growth Portfolio[2]	PIMCO Emerging Markets Bond Portfolio
MFS® Bond Portfolio	Franklin Templeton Founding Funds Allocation Fund8,	Mutual Shares Securities Fund	Oppenheimer Capital Appreciation Fund/VA	Sun Capital Global Real Estate Fund
PIMCO Real Return Portfolio[7]	MFS® Total Return Portfolio	MFS® Utilities Portfolio	Lord Abbett Series Fund Growth Opportunities Portfolio	PIMCO CommodityRealReturnTM Strategy Portfolio
Huntington VA Mortgage Securities Fund[5]	Oppenheimer Balanced Fund/VA	MFS® Blended Research Core Equity Portfolio[2]	Oppenheimer Main St. Small Cap Fund/VA2	Templeton Developing Markets Securities Fund[6]
MFS® Money Market Portfolio[6,8]	Universal Institutional Funds Inc. - Equity and Income Portfolio[8]	MFS® Global Research Portfolio[2]	MFS® New Discovery Portfolio[2]	MFS® Emerging Markets Equity Portfolio
Sun Capital Money Market Fund®	Fidelity® Variable Insurance Products Fund Freedom 2010 Portfolio[7]	MFS® Core Equity Portfolio	MFS® Mass Investors Growth Stock Portfolio[2]	MFS® Strategic Income Portfolio[1]
SCSM Goldman Sachs Short Duration Fund[8]	Fidelity® Variable Insurance Products Fund Freedom 2015 Portfolio	SCSM Davis Venture Value Fund	MFS® International Value Portfolio	SCSM PIMCO High Yield Fund[8]
SCSM PIMCO Total Return Fund[8]	Fidelity® Variable Insurance Products Fund Freedom 2020 Portfolio	Oppenheimer Main St. Fund®/VA7	Templeton Foreign Securities Fund[6]	Lazard Retirement Emerging Markets Equity Portfolio[8]
SCSM BlackRock Inflation Protected Bond Fund[8]	SCSM Ibbotson Moderate Fund[8]	MFS® Mid Cap Value Portfolio[1]	MFS® Research International Portfolio	Huntington VA Rotating Markets Fund[5]
	SCSM Ibbotson Balanced Fund[8]	Huntington VA Dividend Capture Fund[5]	Templeton Growth Securities Fund	Huntington VA Real Strategies Fund[5]
	SCSM Ibbotson Growth Fund[8]	Huntington VA Income Equity Fund[5]	First Eagle Overseas Variable Fund	PIMCO All Asset Portfolio[6]
	BlackRock Global Allocation V.I. Fund[8]	SCSM Lord Abbett Growth & Income Fund[8]	Oppenheimer Global Securities Fund/VA
	Huntington VA Balanced Fund[5]	SCSM Goldman Sachs Mid Cap Value Fund[8]	Columbia Marsico International Opportunities Fund, Variable Series
	PIMCO Global Multi-Asset Portfolio[8]	SCSM Oppenheimer Large Cap Core Fund	Fidelity® Variable Insurance Products Fund Mid Cap Portfolio
Wanger USA[3]
Wanger Select[3]
Columbia Small Cap Value, Variable Series[3]
MFS® International Growth Portfolio
SCSM WMC Large Cap Growth Fund[8]
Columbia Marsico Growth Fund, Variable Series[4]
Columbia Marsico 21st Century Fund, Variable Series[4]
MFS® Capital Appreciation Portfolio[1]
MFS® Mid Cap Growth Portfolio[1]
MFS® Global Growth Portfolio[1]
Huntington VA Growth Fund[5]
Huntington VA Marco 100 Fund[5]

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
25% to 80%	0% to 75%	0% to 75%	0% to 30%	0% to 10%

Huntington VA Mid Corp America Fund[5]
Huntington VA New Economy Fund[5]
Huntington VA International Equity Fund[5]
Huntington VA Situs Fund[5]
SCSM WMC Blue Chip Mid Cap Fund[8]
Universal Institutional Funds Inc. - Mid Cap Growth Portfolio[8]
Universal Institutional Funds Inc. - Mid Cap Value Portfolio[8]
AllianceBernstein International Growth Portfolio[8]
AllianceBernstein International Value Portfolio[7,8]
Fidelity® Variable Insurance Products Fund Contrafund® Portfolio[8]
SCSM AllianceBernstein International Value Fund[8]
SCSM Dremen Small Cap Value Fund[8]
SCSM AIM Small Cap Growth Fund[8]

1 Only available if you purchased your Contract before February 2, 2004.
2 Only available if you purchased your Contract before March 5, 2007.
3 Only available if you purchased your Contract through a Bank of America representative before April 22, 2007.

[4] Only B Class shares available if you purchased your Contract on or after March 5, 2007. Only A Class shares available if you purchased your Contract through a Bank of America representative before March 5, 2007.

5 Only available if you purchased your Contract through a Huntington Bank representative.
6 Only available if you purchased your Contract before March 10, 2008.
7 Only available if you purchased your Contract before October 20, 2008.
8 Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

APPENDIX R -
CONDENSED FINANCIAL INFORMATION

The following information for SUN LIFE FINANCIAL MASTERS EXTRA should be read in conjunction with the Variable Account's financial statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
AllianceBernstein International Growth Portfolio	01	2008	10.0000	5.6728	19,245

AllianceBernstein International Growth Portfolio	02	2008	10.0000	5.6634	39,580

AllianceBernstein International Growth Portfolio	03	2008	10.0000	5.6611	0

AllianceBernstein International Growth Portfolio	04	2008	10.0000	5.6540	4,196

AllianceBernstein International Growth Portfolio	05	2008	10.0000	5.6517	2,270

AllianceBernstein International Growth Portfolio	06	2008	10.0000	5.6446	0

AllianceBernstein International Growth Portfolio	07	2008	10.0000	5.6423	0

AllianceBernstein International Growth Portfolio	08	2008	10.0000	5.6329	0

AllianceBernstein VPS Balanced Wealth Strategy Port B Share	01	2008	10.0000	7.6615	397,531

AllianceBernstein VPS Balanced Wealth Strategy Port B Share	02	2008	10.0000	7.6488	9,662

AllianceBernstein VPS Balanced Wealth Strategy Port B Share	03	2008	10.0000	7.6456	0

AllianceBernstein VPS Balanced Wealth Strategy Port B Share	04	2008	10.0000	7.6361	0

AllianceBernstein VPS Balanced Wealth Strategy Port B Share	05	2008	10.0000	7.6330	0

AllianceBernstein VPS Balanced Wealth Strategy Port B Share	06	2008	10.0000	7.6235	0

AllianceBernstein VPS Balanced Wealth Strategy Port B Share	07	2008	10.0000	7.6203	0

AllianceBernstein VPS Balanced Wealth Strategy Port B Share	08	2008	10.0000	7.6076	0

AllianceBernstein VPS International Value Portfolio B Share	01	2008	10.0000	5.3687	1,447,485

AllianceBernstein VPS International Value Portfolio B Share	02	2008	10.0000	5.3598	1,065,671

AllianceBernstein VPS International Value Portfolio B Share	03	2008	10.0000	5.3576	25,656

AllianceBernstein VPS International Value Portfolio B Share	04	2008	10.0000	5.3509	266,337

AllianceBernstein VPS International Value Portfolio B Share	05	2008	10.0000	5.3487	1,792

AllianceBernstein VPS International Value Portfolio B Share	06	2008	10.0000	5.3420	16,976

AllianceBernstein VPS International Value Portfolio B Share	07	2008	10.0000	5.3398	27,983

AllianceBernstein VPS International Value Portfolio B Share	08	2008	10.0000	5.3309	2,335

AllianceBernstein VPS Wealth Appreciation Strat Port B Share	01	2008	10.0000	6.5739	13,724

AllianceBernstein VPS Wealth Appreciation Strat Port B Share	02	2008	10.0000	6.5630	12,476

AllianceBernstein VPS Wealth Appreciation Strat Port B Share	03	2008	10.0000	6.5603	0

AllianceBernstein VPS Wealth Appreciation Strat Port B Share	04	2008	10.0000	6.5521	0

AllianceBernstein VPS Wealth Appreciation Strat Port B Share	05	2008	10.0000	6.5494	0

AllianceBernstein VPS Wealth Appreciation Strat Port B Share	06	2008	10.0000	6.5412	0

AllianceBernstein VPS Wealth Appreciation Strat Port B Share	07	2008	10.0000	6.5385	0

AllianceBernstein VPS Wealth Appreciation Strat Port B Share	08	2008	10.0000	6.5276	0

BlackRock Global Allocation	01	2008	10.0000	10.0710	237,777

BlackRock Global Allocation	02	2008	10.0000	10.0669	34,315

BlackRock Global Allocation	03	2008	10.0000	10.0659	0

BlackRock Global Allocation	04	2008	10.0000	10.0629	15,273

BlackRock Global Allocation	05	2008	10.0000	10.0619	0

BlackRock Global Allocation	06	2008	10.0000	10.0588	0

BlackRock Global Allocation	07	2008	10.0000	10.0578	0

BlackRock Global Allocation	08	2008	10.0000	10.0537	0

Columbia Marsico 21st Century Class B	01	2008	12.1432	6.7121	1,778,668
Columbia Marsico 21st Century Class B	01	2007	10.0000	12.1432	698,902

Columbia Marsico 21st Century Class B	02	2008	12.1228	6.6871	1,360,048
Columbia Marsico 21st Century Class B	02	2007	10.0000	12.1228	526,384

Columbia Marsico 21st Century Class B	03	2008	12.1177	6.6809	40,244
Columbia Marsico 21st Century Class B	03	2007	10.0000	12.1177	4,306

Columbia Marsico 21st Century Class B	04	2008	12.1024	6.6621	315,205
Columbia Marsico 21st Century Class B	04	2007	10.0000	12.1024	109,925

Columbia Marsico 21st Century Class B	05	2008	12.0974	6.6559	0
Columbia Marsico 21st Century Class B	05	2007	10.0000	12.0974	0

Columbia Marsico 21st Century Class B	06	2008	12.0821	6.6372	10,088
Columbia Marsico 21st Century Class B	06	2007	10.0000	12.0821	9,727

Columbia Marsico 21st Century Class B	07	2008	12.0770	6.6310	21,342
Columbia Marsico 21st Century Class B	07	2007	10.0000	12.0770	0

Columbia Marsico 21st Century Class B	08	2008	12.0566	6.6062	1,792
Columbia Marsico 21st Century Class B	08	2007	10.0000	12.0566	0

Columbia Marsico 21st Century Fund, Variable Series	01	2008	15.5606	8.6313	0
Columbia Marsico 21st Century Fund, Variable Series	01	2007	13.2715	15.5606	0
Columbia Marsico 21st Century Fund, Variable Series	01	2006	11.2743	13.2715	0
Columbia Marsico 21st Century Fund, Variable Series	01	2005	10.0000	11.2743	0

Columbia Marsico 21st Century Fund, Variable Series	02	2008	15.4727	8.5650	0
Columbia Marsico 21st Century Fund, Variable Series	02	2007	13.2236	15.4727	0
Columbia Marsico 21st Century Fund, Variable Series	02	2006	11.2565	13.2236	0
Columbia Marsico 21st Century Fund, Variable Series	02	2005	10.0000	11.2565	0

Columbia Marsico 21st Century Fund, Variable Series	03	2008	15.4508	8.5485	0
Columbia Marsico 21st Century Fund, Variable Series	03	2007	13.2116	15.4508	0
Columbia Marsico 21st Century Fund, Variable Series	03	2006	11.2520	13.2116	0
Columbia Marsico 21st Century Fund, Variable Series	03	2005	10.0000	11.2520	0

Columbia Marsico 21st Century Fund, Variable Series	04	2008	15.3851	8.4990	0
Columbia Marsico 21st Century Fund, Variable Series	04	2007	13.1757	15.3851	0
Columbia Marsico 21st Century Fund, Variable Series	04	2006	11.2386	13.1757	0
Columbia Marsico 21st Century Fund, Variable Series	04	2005	10.0000	11.2386	0

Columbia Marsico 21st Century Fund, Variable Series	05	2008	15.3634	8.4827	0
Columbia Marsico 21st Century Fund, Variable Series	05	2007	13.1639	15.3634	0
Columbia Marsico 21st Century Fund, Variable Series	05	2006	11.2342	13.1639	0
Columbia Marsico 21st Century Fund, Variable Series	05	2005	10.0000	11.2342	0

Columbia Marsico 21st Century Fund, Variable Series	06	2008	15.2979	8.4335	0
Columbia Marsico 21st Century Fund, Variable Series	06	2007	13.1280	15.2979	0
Columbia Marsico 21st Century Fund, Variable Series	06	2006	11.2208	13.1280	0
Columbia Marsico 21st Century Fund, Variable Series	06	2005	10.0000	11.2208	0

Columbia Marsico 21st Century Fund, Variable Series	07	2008	15.2762	8.4172	0
Columbia Marsico 21st Century Fund, Variable Series	07	2007	13.1161	15.2762	0
Columbia Marsico 21st Century Fund, Variable Series	07	2006	11.2163	13.1161	0
Columbia Marsico 21st Century Fund, Variable Series	07	2005	10.0000	11.2163	0

Columbia Marsico 21st Century Fund, Variable Series	08	2008	15.1893	8.3520	0
Columbia Marsico 21st Century Fund, Variable Series	08	2007	13.0685	15.1893	0
Columbia Marsico 21st Century Fund, Variable Series	08	2006	11.1984	13.0685	0
Columbia Marsico 21st Century Fund, Variable Series	08	2005	10.0000	11.1984	0

Columbia Marsico Growth Class B	01	2008	11.7829	6.9962	240,163
Columbia Marsico Growth Class B	01	2007	10.0000	11.7829	143,107

Columbia Marsico Growth Class B	02	2008	11.7631	6.9702	89,652
Columbia Marsico Growth Class B	02	2007	10.0000	11.7631	26,603

Columbia Marsico Growth Class B	03	2008	11.7582	6.9637	9,062
Columbia Marsico Growth Class B	03	2007	10.0000	11.7582	0

Columbia Marsico Growth Class B	04	2008	11.7433	6.9442	25,547
Columbia Marsico Growth Class B	04	2007	10.0000	11.7433	15,710

Columbia Marsico Growth Class B	05	2008	11.7384	6.9377	0
Columbia Marsico Growth Class B	05	2007	10.0000	11.7384	0

Columbia Marsico Growth Class B	06	2008	11.7235	6.9182	0
Columbia Marsico Growth Class B	06	2007	10.0000	11.7235	0

Columbia Marsico Growth Class B	07	2008	11.7186	6.9118	0
Columbia Marsico Growth Class B	07	2007	10.0000	11.7186	0

Columbia Marsico Growth Class B	08	2008	11.6988	6.8859	0
Columbia Marsico Growth Class B	08	2007	10.0000	11.6988	0

Columbia Marsico Growth Fund, Variable Series	01	2008	13.1881	7.8494	0
Columbia Marsico Growth Fund, Variable Series	01	2007	11.4213	13.1881	0
Columbia Marsico Growth Fund, Variable Series	01	2006	10.9510	11.4213	0
Columbia Marsico Growth Fund, Variable Series	01	2005	10.0000	10.9510	0

Columbia Marsico Growth Fund, Variable Series	02	2008	13.1136	7.7891	0
Columbia Marsico Growth Fund, Variable Series	02	2007	11.3800	13.1136	0
Columbia Marsico Growth Fund, Variable Series	02	2006	10.9337	11.3800	0
Columbia Marsico Growth Fund, Variable Series	02	2005	10.0000	10.9337	0

Columbia Marsico Growth Fund, Variable Series	03	2008	13.0950	7.7741	0
Columbia Marsico Growth Fund, Variable Series	03	2007	11.3697	13.0950	0
Columbia Marsico Growth Fund, Variable Series	03	2006	10.9293	11.3697	0
Columbia Marsico Growth Fund, Variable Series	03	2005	10.0000	10.9293	0

Columbia Marsico Growth Fund, Variable Series	04	2008	13.0393	7.7291	0
Columbia Marsico Growth Fund, Variable Series	04	2007	11.3388	13.0393	0
Columbia Marsico Growth Fund, Variable Series	04	2006	10.9163	11.3388	0
Columbia Marsico Growth Fund, Variable Series	04	2005	10.0000	10.9163	0

Columbia Marsico Growth Fund, Variable Series	05	2008	13.0210	7.7143	0
Columbia Marsico Growth Fund, Variable Series	05	2007	11.3286	13.0210	0
Columbia Marsico Growth Fund, Variable Series	05	2006	10.9120	11.3286	0
Columbia Marsico Growth Fund, Variable Series	05	2005	10.0000	10.9120	0

Columbia Marsico Growth Fund, Variable Series	06	2008	12.9655	7.6695	0
Columbia Marsico Growth Fund, Variable Series	06	2007	11.2978	12.9655	0
Columbia Marsico Growth Fund, Variable Series	06	2006	10.8990	11.2978	0
Columbia Marsico Growth Fund, Variable Series	06	2005	10.0000	10.8990	0

Columbia Marsico Growth Fund, Variable Series	07	2008	12.9471	7.6547	0
Columbia Marsico Growth Fund, Variable Series	07	2007	11.2875	12.9471	0
Columbia Marsico Growth Fund, Variable Series	07	2006	10.8946	11.2875	0
Columbia Marsico Growth Fund, Variable Series	07	2005	10.0000	10.8946	0

Columbia Marsico Growth Fund, Variable Series	08	2008	12.8734	7.5955	0
Columbia Marsico Growth Fund, Variable Series	08	2007	11.2465	12.8734	0
Columbia Marsico Growth Fund, Variable Series	08	2006	10.8773	11.2465	0
Columbia Marsico Growth Fund, Variable Series	08	2005	10.0000	10.8773	0

Columbia Marsico International Opp fund, Variable Fund	01	2008	17.0108	8.6131	57,443
Columbia Marsico International Opp fund, Variable Fund	01	2007	14.4611	17.0108	38,622
Columbia Marsico International Opp fund, Variable Fund	01	2006	11.9382	14.4611	0
Columbia Marsico International Opp fund, Variable Fund	01	2005	10.0000	11.9382	0

Columbia Marsico International Opp fund, Variable Fund	02	2008	16.9148	8.5469	108,652
Columbia Marsico International Opp fund, Variable Fund	02	2007	14.4089	16.9148	27,367
Columbia Marsico International Opp fund, Variable Fund	02	2006	11.9193	14.4089	0
Columbia Marsico International Opp fund, Variable Fund	02	2005	10.0000	11.9193	0

Columbia Marsico International Opp fund, Variable Fund	03	2008	16.8907	8.5304	7,170
Columbia Marsico International Opp fund, Variable Fund	03	2007	14.3959	16.8907	347
Columbia Marsico International Opp fund, Variable Fund	03	2006	11.9146	14.3959	0
Columbia Marsico International Opp fund, Variable Fund	03	2005	10.0000	11.9146	0

Columbia Marsico International Opp fund, Variable Fund	04	2008	16.8189	8.4811	25,001
Columbia Marsico International Opp fund, Variable Fund	04	2007	14.3568	16.8189	21,469
Columbia Marsico International Opp fund, Variable Fund	04	2006	11.9004	14.3568	0
Columbia Marsico International Opp fund, Variable Fund	04	2005	10.0000	11.9004	0

Columbia Marsico International Opp fund, Variable Fund	05	2008	16.7952	8.4648	0
Columbia Marsico International Opp fund, Variable Fund	05	2007	14.3439	16.7952	0
Columbia Marsico International Opp fund, Variable Fund	05	2006	11.8957	14.3439	0
Columbia Marsico International Opp fund, Variable Fund	05	2005	10.0000	11.8957	0

Columbia Marsico International Opp fund, Variable Fund	06	2008	16.7236	8.4157	0
Columbia Marsico International Opp fund, Variable Fund	06	2007	14.3048	16.7236	0
Columbia Marsico International Opp fund, Variable Fund	06	2006	11.8815	14.3048	0
Columbia Marsico International Opp fund, Variable Fund	06	2005	10.0000	11.8815	0

Columbia Marsico International Opp fund, Variable Fund	07	2008	16.6999	8.3994	0
Columbia Marsico International Opp fund, Variable Fund	07	2007	14.2918	16.6999	0
Columbia Marsico International Opp fund, Variable Fund	07	2006	11.8768	14.2918	0
Columbia Marsico International Opp fund, Variable Fund	07	2005	10.0000	11.8768	0

Columbia Marsico International Opp fund, Variable Fund	08	2008	16.6049	8.3345	0
Columbia Marsico International Opp fund, Variable Fund	08	2007	14.2399	16.6049	0
Columbia Marsico International Opp fund, Variable Fund	08	2006	11.8579	14.2399	0
Columbia Marsico International Opp fund, Variable Fund	08	2005	10.0000	11.8579	0

Columbia Small Cap Value Fund, Variable Series	01	2008	11.9477	8.4373	0
Columbia Small Cap Value Fund, Variable Series	01	2007	12.4771	11.9477	0
Columbia Small Cap Value Fund, Variable Series	01	2006	10.6333	12.4771	0
Columbia Small Cap Value Fund, Variable Series	01	2005	10.0000	10.6333	0

Columbia Small Cap Value Fund, Variable Series	02	2008	11.8802	8.3725	0
Columbia Small Cap Value Fund, Variable Series	02	2007	12.4321	11.8802	0
Columbia Small Cap Value Fund, Variable Series	02	2006	10.6165	12.4321	0
Columbia Small Cap Value Fund, Variable Series	02	2005	10.0000	10.6165	0

Columbia Small Cap Value Fund, Variable Series	03	2008	11.8633	8.3563	0
Columbia Small Cap Value Fund, Variable Series	03	2007	12.4208	11.8633	0
Columbia Small Cap Value Fund, Variable Series	03	2006	10.6123	12.4208	0
Columbia Small Cap Value Fund, Variable Series	03	2005	10.0000	10.6123	0

Columbia Small Cap Value Fund, Variable Series	04	2008	11.8129	8.3079	0
Columbia Small Cap Value Fund, Variable Series	04	2007	12.3871	11.8129	0
Columbia Small Cap Value Fund, Variable Series	04	2006	10.5996	12.3871	0
Columbia Small Cap Value Fund, Variable Series	04	2005	10.0000	10.5996	0

Columbia Small Cap Value Fund, Variable Series	05	2008	11.7962	8.2920	0
Columbia Small Cap Value Fund, Variable Series	05	2007	12.3759	11.7962	0
Columbia Small Cap Value Fund, Variable Series	05	2006	10.5955	12.3759	0
Columbia Small Cap Value Fund, Variable Series	05	2005	10.0000	10.5955	0

Columbia Small Cap Value Fund, Variable Series	06	2008	11.7459	8.2439	0
Columbia Small Cap Value Fund, Variable Series	06	2007	12.3422	11.7459	0
Columbia Small Cap Value Fund, Variable Series	06	2006	10.5828	12.3422	0
Columbia Small Cap Value Fund, Variable Series	06	2005	10.0000	10.5828	0

Columbia Small Cap Value Fund, Variable Series	07	2008	11.7293	8.2279	0
Columbia Small Cap Value Fund, Variable Series	07	2007	12.3310	11.7293	0
Columbia Small Cap Value Fund, Variable Series	07	2006	10.5786	12.3310	0
Columbia Small Cap Value Fund, Variable Series	07	2005	10.0000	10.5786	0

Columbia Small Cap Value Fund, Variable Series	08	2008	11.6625	8.1643	0
Columbia Small Cap Value Fund, Variable Series	08	2007	12.2862	11.6625	0
Columbia Small Cap Value Fund, Variable Series	08	2006	10.5618	12.2862	0
Columbia Small Cap Value Fund, Variable Series	08	2005	10.0000	10.5618	0

Fidelity VIP Balanced Svc2	01	2008	10.7289	6.9446	325,443
Fidelity VIP Balanced Svc2	01	2007	10.0000	10.7289	325,035

Fidelity VIP Balanced Svc2	02	2008	10.7109	6.9187	123,768
Fidelity VIP Balanced Svc2	02	2007	10.0000	10.7109	59,950

Fidelity VIP Balanced Svc2	03	2008	10.7064	6.9123	3,655
Fidelity VIP Balanced Svc2	03	2007	10.0000	10.7064	0

Fidelity VIP Balanced Svc2	04	2008	10.6929	6.8929	25,042
Fidelity VIP Balanced Svc2	04	2007	10.0000	10.6929	189

Fidelity VIP Balanced Svc2	05	2008	10.6884	6.8865	0
Fidelity VIP Balanced Svc2	05	2007	10.0000	10.6884	0

Fidelity VIP Balanced Svc2	06	2008	10.6748	6.8672	0
Fidelity VIP Balanced Svc2	06	2007	10.0000	10.6748	0

Fidelity VIP Balanced Svc2	07	2008	10.6704	6.8608	0
Fidelity VIP Balanced Svc2	07	2007	10.0000	10.6704	0

Fidelity VIP Balanced Svc2	08	2008	10.6523	6.8351	0
Fidelity VIP Balanced Svc2	08	2007	10.0000	10.6523	0

Fidelity VIP Contrafund Portfolio	01	2008	10.0000	6.6565	704,815

Fidelity VIP Contrafund Portfolio	02	2008	10.0000	6.6455	328,060

Fidelity VIP Contrafund Portfolio	03	2008	10.0000	6.6427	24,815

Fidelity VIP Contrafund Portfolio	04	2008	10.0000	6.6344	77,504

Fidelity VIP Contrafund Portfolio	05	2008	10.0000	6.6317	2,408

Fidelity VIP Contrafund Portfolio	06	2008	10.0000	6.6234	0

Fidelity VIP Contrafund Portfolio	07	2008	10.0000	6.6207	0

Fidelity VIP Contrafund Portfolio	08	2008	10.0000	6.6096	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2008	11.8386	8.7079	83,190
Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2007	11.1088	11.8386	48,878
Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2006	10.3124	11.1088	9,386
Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2005	10.0000	10.3124	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	02	2008	11.7865	8.6518	131,021
Fidelity VIP Freedom 2010 Portfolio Service Class 2	02	2007	11.0826	11.7865	26,686
Fidelity VIP Freedom 2010 Portfolio Service Class 2	02	2006	10.3090	11.0826	16,930
Fidelity VIP Freedom 2010 Portfolio Service Class 2	02	2005	10.0000	10.3090	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	03	2008	11.7734	8.6378	349
Fidelity VIP Freedom 2010 Portfolio Service Class 2	03	2007	11.0760	11.7734	349
Fidelity VIP Freedom 2010 Portfolio Service Class 2	03	2006	10.3081	11.0760	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	03	2005	10.0000	10.3081	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	04	2008	11.7344	8.5959	98,277
Fidelity VIP Freedom 2010 Portfolio Service Class 2	04	2007	11.0563	11.7344	27,293
Fidelity VIP Freedom 2010 Portfolio Service Class 2	04	2006	10.3055	11.0563	26,249
Fidelity VIP Freedom 2010 Portfolio Service Class 2	04	2005	10.0000	10.3055	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	05	2008	11.7215	8.5821	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	05	2007	11.0498	11.7215	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	05	2006	10.3046	11.0498	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	05	2005	10.0000	10.3046	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	06	2008	11.6825	8.5404	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	06	2007	11.0300	11.6825	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	06	2006	10.3020	11.0300	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	06	2005	10.0000	10.3020	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	07	2008	11.6696	8.5266	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	07	2007	11.0235	11.6696	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	07	2006	10.3012	11.0235	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	07	2005	10.0000	10.3012	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	08	2008	11.6178	8.4713	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	08	2007	10.9973	11.6178	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	08	2006	10.2977	10.9973	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	08	2005	10.0000	10.2977	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2008	12.1343	8.6716	177,513
Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2007	11.3182	12.1343	88,139
Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2006	10.3876	11.3182	33,619
Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2005	10.0000	10.3876	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	02	2008	12.0809	8.6158	205,465
Fidelity VIP Freedom 2015 Portfolio Service Class 2	02	2007	11.2915	12.0809	134,960
Fidelity VIP Freedom 2015 Portfolio Service Class 2	02	2006	10.3841	11.2915	54,920
Fidelity VIP Freedom 2015 Portfolio Service Class 2	02	2005	10.0000	10.3841	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	03	2008	12.0675	8.6018	4,928
Fidelity VIP Freedom 2015 Portfolio Service Class 2	03	2007	11.2848	12.0675	4,957
Fidelity VIP Freedom 2015 Portfolio Service Class 2	03	2006	10.3832	11.2848	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	03	2005	10.0000	10.3832	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	04	2008	12.0275	8.5601	73,989
Fidelity VIP Freedom 2015 Portfolio Service Class 2	04	2007	11.2647	12.0275	32,008
Fidelity VIP Freedom 2015 Portfolio Service Class 2	04	2006	10.3806	11.2647	7,962
Fidelity VIP Freedom 2015 Portfolio Service Class 2	04	2005	10.0000	10.3806	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	05	2008	12.0143	8.5463	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	05	2007	11.2581	12.0143	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	05	2006	10.3798	11.2581	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	05	2005	10.0000	10.3798	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	06	2008	11.9744	8.5048	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	06	2007	11.2380	11.9744	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	06	2006	10.3771	11.2380	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	06	2005	10.0000	10.3771	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	07	2008	11.9611	8.4910	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	07	2007	11.2313	11.9611	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	07	2006	10.3763	11.2313	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	07	2005	10.0000	10.3763	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	08	2008	11.9081	8.4359	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	08	2007	11.2046	11.9081	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	08	2006	10.3728	11.2046	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	08	2005	10.0000	10.3728	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2008	12.3779	8.1759	373,927
Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2007	11.4517	12.3779	169,054
Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2006	10.4285	11.4517	86,470
Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2005	10.0000	10.4285	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	02	2008	12.3234	8.1233	239,991
Fidelity VIP Freedom 2020 Portfolio Service Class 2	02	2007	11.4246	12.3234	213,737
Fidelity VIP Freedom 2020 Portfolio Service Class 2	02	2006	10.4250	11.4246	123,216
Fidelity VIP Freedom 2020 Portfolio Service Class 2	02	2005	10.0000	10.4250	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	03	2008	12.3098	8.1101	14,633
Fidelity VIP Freedom 2020 Portfolio Service Class 2	03	2007	11.4178	12.3098	335
Fidelity VIP Freedom 2020 Portfolio Service Class 2	03	2006	10.4241	11.4178	2,355
Fidelity VIP Freedom 2020 Portfolio Service Class 2	03	2005	10.0000	10.4241	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	04	2008	12.2690	8.0708	96,222
Fidelity VIP Freedom 2020 Portfolio Service Class 2	04	2007	11.3975	12.2690	151,913
Fidelity VIP Freedom 2020 Portfolio Service Class 2	04	2006	10.4215	11.3975	39,985
Fidelity VIP Freedom 2020 Portfolio Service Class 2	04	2005	10.0000	10.4215	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	05	2008	12.2555	8.0578	8,643
Fidelity VIP Freedom 2020 Portfolio Service Class 2	05	2007	11.3908	12.2555	8,693
Fidelity VIP Freedom 2020 Portfolio Service Class 2	05	2006	10.4206	11.3908	8,736
Fidelity VIP Freedom 2020 Portfolio Service Class 2	05	2005	10.0000	10.4206	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	06	2008	12.2147	8.0186	6,347
Fidelity VIP Freedom 2020 Portfolio Service Class 2	06	2007	11.3705	12.2147	10,062
Fidelity VIP Freedom 2020 Portfolio Service Class 2	06	2006	10.4180	11.3705	12,640
Fidelity VIP Freedom 2020 Portfolio Service Class 2	06	2005	10.0000	10.4180	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	07	2008	12.2012	8.0056	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	07	2007	11.3638	12.2012	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	07	2006	10.4171	11.3638	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	07	2005	10.0000	10.4171	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	08	2008	12.1471	7.9537	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	08	2007	11.3367	12.1471	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	08	2006	10.4136	11.3367	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	08	2005	10.0000	10.4136	0

Fidelity VIP Mid Cap Svc2	01	2008	11.6777	6.9321	1,604,909
Fidelity VIP Mid Cap Svc2	01	2007	10.0000	11.6777	1,230,166

Fidelity VIP Mid Cap Svc2	02	2008	11.6582	6.9064	1,205,079
Fidelity VIP Mid Cap Svc2	02	2007	10.0000	11.6582	963,511

Fidelity VIP Mid Cap Svc2	03	2008	11.6532	6.8999	35,127
Fidelity VIP Mid Cap Svc2	03	2007	10.0000	11.6532	15,582

Fidelity VIP Mid Cap Svc2	04	2008	11.6385	6.8806	283,366
Fidelity VIP Mid Cap Svc2	04	2007	10.0000	11.6385	190,000

Fidelity VIP Mid Cap Svc2	05	2008	11.6337	6.8742	0
Fidelity VIP Mid Cap Svc2	05	2007	10.0000	11.6337	0

Fidelity VIP Mid Cap Svc2	06	2008	11.6189	6.8549	0
Fidelity VIP Mid Cap Svc2	06	2007	10.0000	11.6189	3,396

Fidelity VIP Mid Cap Svc2	07	2008	11.6140	6.8485	1,822
Fidelity VIP Mid Cap Svc2	07	2007	10.0000	11.6140	914

Fidelity VIP Mid Cap Svc2	08	2008	11.5944	6.8228	0
Fidelity VIP Mid Cap Svc2	08	2007	10.0000	11.5944	0

First Eagle Overseas Variable Fund	01	2008	10.6485	8.4967	2,091,252
First Eagle Overseas Variable Fund	01	2007	10.0000	10.6485	1,183,563

First Eagle Overseas Variable Fund	02	2008	10.6307	8.4652	1,266,500
First Eagle Overseas Variable Fund	02	2007	10.0000	10.6307	559,524

First Eagle Overseas Variable Fund	03	2008	10.6262	8.4573	36,278
First Eagle Overseas Variable Fund	03	2007	10.0000	10.6262	38,312

First Eagle Overseas Variable Fund	04	2008	10.6128	8.4336	202,133
First Eagle Overseas Variable Fund	04	2007	10.0000	10.6128	106,182

First Eagle Overseas Variable Fund	05	2008	10.6083	8.4258	0
First Eagle Overseas Variable Fund	05	2007	10.0000	10.6083	0

First Eagle Overseas Variable Fund	06	2008	10.5949	8.4021	0
First Eagle Overseas Variable Fund	06	2007	10.0000	10.5949	0

First Eagle Overseas Variable Fund	07	2008	10.5904	8.3943	0
First Eagle Overseas Variable Fund	07	2007	10.0000	10.5904	0

First Eagle Overseas Variable Fund	08	2008	10.5725	8.3629	0
First Eagle Overseas Variable Fund	08	2007	10.0000	10.5725	0

FRANKLIN Income Securities Class 2	01	2008	10.1772	7.0369	831,198
FRANKLIN Income Securities Class 2	01	2007	10.0000	10.1772	575,047

FRANKLIN Income Securities Class 2	02	2008	10.1602	7.0107	280,914
FRANKLIN Income Securities Class 2	02	2007	10.0000	10.1602	168,438

FRANKLIN Income Securities Class 2	03	2008	10.1559	7.0042	26,122
FRANKLIN Income Securities Class 2	03	2007	10.0000	10.1559	0

FRANKLIN Income Securities Class 2	04	2008	10.1430	6.9846	121,947
FRANKLIN Income Securities Class 2	04	2007	10.0000	10.1430	83,062

FRANKLIN Income Securities Class 2	05	2008	10.1388	6.9781	0
FRANKLIN Income Securities Class 2	05	2007	10.0000	10.1388	0

FRANKLIN Income Securities Class 2	06	2008	10.1260	6.9585	0
FRANKLIN Income Securities Class 2	06	2007	10.0000	10.1260	0

FRANKLIN Income Securities Class 2	07	2008	10.1217	6.9520	98
FRANKLIN Income Securities Class 2	07	2007	10.0000	10.1217	0

FRANKLIN Income Securities Class 2	08	2008	10.1046	6.9260	0
FRANKLIN Income Securities Class 2	08	2007	10.0000	10.1046	0

Franklin Small Cap Value Securities Fund	01	2008	19.2794	12.6934	121,923
Franklin Small Cap Value Securities Fund	01	2007	20.0929	19.2794	145,969
Franklin Small Cap Value Securities Fund	01	2006	17.4724	20.0929	76,212
Franklin Small Cap Value Securities Fund	01	2005	16.3410	17.4724	39,130
Franklin Small Cap Value Securities Fund	01	2004	13.4341	16.3410	24,424
Franklin Small Cap Value Securities Fund	01	2003	10.3434	13.4341	14,279
Franklin Small Cap Value Securities Fund	01	2002	10.0000	10.3434	0

Franklin Small Cap Value Securities Fund	02	2008	19.0765	12.5341	168,929
Franklin Small Cap Value Securities Fund	02	2007	19.9222	19.0765	195,874
Franklin Small Cap Value Securities Fund	02	2006	17.3592	19.9222	135,184
Franklin Small Cap Value Securities Fund	02	2005	16.2681	17.3592	95,074
Franklin Small Cap Value Securities Fund	02	2004	13.4015	16.2681	89,198
Franklin Small Cap Value Securities Fund	02	2003	10.3393	13.4015	45,394
Franklin Small Cap Value Securities Fund	02	2002	10.0000	10.3393	0

Franklin Small Cap Value Securities Fund	03	2008	19.0260	12.4945	1,421
Franklin Small Cap Value Securities Fund	03	2007	19.8796	19.0260	0
Franklin Small Cap Value Securities Fund	03	2006	17.3309	19.8796	0
Franklin Small Cap Value Securities Fund	03	2005	16.2499	17.3309	0
Franklin Small Cap Value Securities Fund	03	2004	13.3933	16.2499	0
Franklin Small Cap Value Securities Fund	03	2003	10.3383	13.3933	0
Franklin Small Cap Value Securities Fund	03	2002	10.0000	10.3383	0

Franklin Small Cap Value Securities Fund	04	2008	18.8750	12.3763	63,046
Franklin Small Cap Value Securities Fund	04	2007	19.7524	18.8750	71,652
Franklin Small Cap Value Securities Fund	04	2006	17.2463	19.7524	46,997
Franklin Small Cap Value Securities Fund	04	2005	16.1953	17.2463	35,428
Franklin Small Cap Value Securities Fund	04	2004	13.3689	16.1953	85,275
Franklin Small Cap Value Securities Fund	04	2003	10.3352	13.3689	37,645
Franklin Small Cap Value Securities Fund	04	2002	10.0000	10.3352	0

Franklin Small Cap Value Securities Fund	05	2008	18.8254	12.3374	0
Franklin Small Cap Value Securities Fund	05	2007	19.7104	18.8254	0
Franklin Small Cap Value Securities Fund	05	2006	17.2184	19.7104	405
Franklin Small Cap Value Securities Fund	05	2005	16.1772	17.2184	405
Franklin Small Cap Value Securities Fund	05	2004	13.3608	16.1772	406
Franklin Small Cap Value Securities Fund	05	2003	10.3341	13.3608	0
Franklin Small Cap Value Securities Fund	05	2002	10.0000	10.3341	0

Franklin Small Cap Value Securities Fund	06	2008	18.6756	12.2204	865
Franklin Small Cap Value Securities Fund	06	2007	19.5839	18.6756	2,311
Franklin Small Cap Value Securities Fund	06	2006	17.1341	19.5839	2,306
Franklin Small Cap Value Securities Fund	06	2005	16.1227	17.1341	849
Franklin Small Cap Value Securities Fund	06	2004	13.3363	16.1227	850
Franklin Small Cap Value Securities Fund	06	2003	10.3311	13.3363	2,821
Franklin Small Cap Value Securities Fund	06	2002	10.0000	10.3311	0

Franklin Small Cap Value Securities Fund	07	2008	17.5652	11.4879	4,425
Franklin Small Cap Value Securities Fund	07	2007	18.4289	17.5652	3,954
Franklin Small Cap Value Securities Fund	07	2006	16.1318	18.4289	3,645
Franklin Small Cap Value Securities Fund	07	2005	15.1873	16.1318	0
Franklin Small Cap Value Securities Fund	07	2004	12.5690	15.1873	0
Franklin Small Cap Value Securities Fund	07	2003	10.0000	12.5690	0

Franklin Small Cap Value Securities Fund	08	2008	17.3988	11.3556	0
Franklin Small Cap Value Securities Fund	08	2007	18.2921	17.3988	0
Franklin Small Cap Value Securities Fund	08	2006	16.0448	18.2921	0
Franklin Small Cap Value Securities Fund	08	2005	15.1364	16.0448	0
Franklin Small Cap Value Securities Fund	08	2004	12.5526	15.1364	0
Franklin Small Cap Value Securities Fund	08	2003	10.0000	12.5526	0

FRANKLIN Strategic Income Securities Class 2	01	2008	10.3355	9.0178	67,650
FRANKLIN Strategic Income Securities Class 2	01	2007	10.0000	10.3355	54,255

FRANKLIN Strategic Income Securities Class 2	02	2008	10.3182	8.9843	45,853
FRANKLIN Strategic Income Securities Class 2	02	2007	10.0000	10.3182	28,686

FRANKLIN Strategic Income Securities Class 2	03	2008	10.3139	8.9759	1,026
FRANKLIN Strategic Income Securities Class 2	03	2007	10.0000	10.3139	0

FRANKLIN Strategic Income Securities Class 2	04	2008	10.3008	8.9508	49,232
FRANKLIN Strategic Income Securities Class 2	04	2007	10.0000	10.3008	35,283

FRANKLIN Strategic Income Securities Class 2	05	2008	10.2965	8.9425	0
FRANKLIN Strategic Income Securities Class 2	05	2007	10.0000	10.2965	0

FRANKLIN Strategic Income Securities Class 2	06	2008	10.2835	8.9174	0
FRANKLIN Strategic Income Securities Class 2	06	2007	10.0000	10.2835	0

FRANKLIN Strategic Income Securities Class 2	07	2008	10.2792	8.9091	0
FRANKLIN Strategic Income Securities Class 2	07	2007	10.0000	10.2792	0

FRANKLIN Strategic Income Securities Class 2	08	2008	10.2618	8.8757	0
FRANKLIN Strategic Income Securities Class 2	08	2007	10.0000	10.2618	0

Franklin Templeton VIP Founding Funds Allocation Fund Cls 2	01	2008	10.0000	7.0345	635,579

Franklin Templeton VIP Founding Funds Allocation Fund Cls 2	02	2008	10.0000	7.0229	549,759

Franklin Templeton VIP Founding Funds Allocation Fund Cls 2	03	2008	10.0000	7.0200	0

Franklin Templeton VIP Founding Funds Allocation Fund Cls 2	04	2008	10.0000	7.0112	77,984

Franklin Templeton VIP Founding Funds Allocation Fund Cls 2	05	2008	10.0000	7.0084	0

Franklin Templeton VIP Founding Funds Allocation Fund Cls 2	06	2008	10.0000	6.9996	0

Franklin Templeton VIP Founding Funds Allocation Fund Cls 2	07	2008	10.0000	6.9967	0

Franklin Templeton VIP Founding Funds Allocation Fund Cls 2	08	2008	10.0000	6.9851	0

Huntington VA Dividend Capture	01	2008	9.9934	7.0643	28,645
Huntington VA Dividend Capture	01	2007	10.0000	9.9934	0

Huntington VA Dividend Capture	02	2008	9.9926	7.0493	6,093
Huntington VA Dividend Capture	02	2007	10.0000	9.9926	0

Huntington VA Dividend Capture	03	2008	9.9924	7.0455	0
Huntington VA Dividend Capture	03	2007	10.0000	9.9924	0

Huntington VA Dividend Capture	04	2008	9.9918	7.0342	0
Huntington VA Dividend Capture	04	2007	10.0000	9.9918	0

Huntington VA Dividend Capture	05	2008	9.9916	7.0305	0
Huntington VA Dividend Capture	05	2007	10.0000	9.9916	0

Huntington VA Dividend Capture	06	2008	9.9910	7.0192	0
Huntington VA Dividend Capture	06	2007	10.0000	9.9910	0

Huntington VA Dividend Capture	07	2008	9.9908	7.0155	0
Huntington VA Dividend Capture	07	2007	10.0000	9.9908	0

Huntington VA Dividend Capture	08	2008	9.9901	7.0005	0
Huntington VA Dividend Capture	08	2007	10.0000	9.9901	0

Huntington VA Growth	01	2008	10.2482	6.2548	10,132
Huntington VA Growth	01	2007	10.0000	10.2482	0

Huntington VA Growth	02	2008	10.2474	6.2415	674
Huntington VA Growth	02	2007	10.0000	10.2474	0

Huntington VA Growth	03	2008	10.2472	6.2382	0
Huntington VA Growth	03	2007	10.0000	10.2472	0

Huntington VA Growth	04	2008	10.2466	6.2282	0
Huntington VA Growth	04	2007	10.0000	10.2466	0

Huntington VA Growth	05	2008	10.2464	6.2249	0
Huntington VA Growth	05	2007	10.0000	10.2464	0

Huntington VA Growth	06	2008	10.2458	6.2150	0
Huntington VA Growth	06	2007	10.0000	10.2458	0

Huntington VA Growth	07	2008	10.2456	6.2117	0
Huntington VA Growth	07	2007	10.0000	10.2456	0

Huntington VA Growth	08	2008	10.2448	6.1984	0
Huntington VA Growth	08	2007	10.0000	10.2448	0

Huntington VA Income Equity	01	2008	10.1357	6.1931	17,280
Huntington VA Income Equity	01	2007	10.0000	10.1357	0

Huntington VA Income Equity	02	2008	10.1349	6.1800	2,349
Huntington VA Income Equity	02	2007	10.0000	10.1349	0

Huntington VA Income Equity	03	2008	10.1347	6.1767	0
Huntington VA Income Equity	03	2007	10.0000	10.1347	0

Huntington VA Income Equity	04	2008	10.1341	6.1668	1,059
Huntington VA Income Equity	04	2007	10.0000	10.1341	0

Huntington VA Income Equity	05	2008	10.1339	6.1635	0
Huntington VA Income Equity	05	2007	10.0000	10.1339	0

Huntington VA Income Equity	06	2008	10.1333	6.1537	0
Huntington VA Income Equity	06	2007	10.0000	10.1333	0

Huntington VA Income Equity	07	2008	10.1331	6.1504	0
Huntington VA Income Equity	07	2007	10.0000	10.1331	0

Huntington VA Income Equity	08	2008	10.1323	6.1372	0
Huntington VA Income Equity	08	2007	10.0000	10.1323	0

Huntington VA International Equity	01	2008	10.2870	6.0104	46,510
Huntington VA International Equity	01	2007	10.0000	10.2870	0

Huntington VA International Equity	02	2008	10.2862	5.9977	5,638
Huntington VA International Equity	02	2007	10.0000	10.2862	0

Huntington VA International Equity	03	2008	10.2860	5.9945	0
Huntington VA International Equity	03	2007	10.0000	10.2860	0

Huntington VA International Equity	04	2008	10.2854	5.9849	1,094
Huntington VA International Equity	04	2007	10.0000	10.2854	0

Huntington VA International Equity	05	2008	10.2852	5.9817	0
Huntington VA International Equity	05	2007	10.0000	10.2852	0

Huntington VA International Equity	06	2008	10.2846	5.9722	0
Huntington VA International Equity	06	2007	10.0000	10.2846	0

Huntington VA International Equity	07	2008	10.2844	5.9690	0
Huntington VA International Equity	07	2007	10.0000	10.2844	0

Huntington VA International Equity	08	2008	10.2836	5.9562	0
Huntington VA International Equity	08	2007	10.0000	10.2836	0

Huntington VA Macro 100	01	2008	10.1747	6.6097	0
Huntington VA Macro 100	01	2007	10.0000	10.1747	0

Huntington VA Macro 100	02	2008	10.1739	6.5956	775
Huntington VA Macro 100	02	2007	10.0000	10.1739	0

Huntington VA Macro 100	03	2008	10.1737	6.5921	0
Huntington VA Macro 100	03	2007	10.0000	10.1737	0

Huntington VA Macro 100	04	2008	10.1731	6.5816	0
Huntington VA Macro 100	04	2007	10.0000	10.1731	0

Huntington VA Macro 100	05	2008	10.1729	6.5781	0
Huntington VA Macro 100	05	2007	10.0000	10.1729	0

Huntington VA Macro 100	06	2008	10.1723	6.5676	0
Huntington VA Macro 100	06	2007	10.0000	10.1723	0

Huntington VA Macro 100	07	2008	10.1721	6.5641	0
Huntington VA Macro 100	07	2007	10.0000	10.1721	0

Huntington VA Macro 100	08	2008	10.1713	6.5500	0
Huntington VA Macro 100	08	2007	10.0000	10.1713	0

Huntington VA Mid Corp America	01	2008	10.2298	6.1503	14,030
Huntington VA Mid Corp America	01	2007	10.0000	10.2298	0

Huntington VA Mid Corp America	02	2008	10.2290	6.1373	801
Huntington VA Mid Corp America	02	2007	10.0000	10.2290	0

Huntington VA Mid Corp America	03	2008	10.2288	6.1340	0
Huntington VA Mid Corp America	03	2007	10.0000	10.2288	0

Huntington VA Mid Corp America	04	2008	10.2282	6.1242	1,072
Huntington VA Mid Corp America	04	2007	10.0000	10.2282	0

Huntington VA Mid Corp America	05	2008	10.2280	6.1209	0
Huntington VA Mid Corp America	05	2007	10.0000	10.2280	0

Huntington VA Mid Corp America	06	2008	10.2274	6.1111	0
Huntington VA Mid Corp America	06	2007	10.0000	10.2274	0

Huntington VA Mid Corp America	07	2008	10.2272	6.1079	0
Huntington VA Mid Corp America	07	2007	10.0000	10.2272	0

Huntington VA Mid Corp America	08	2008	10.2264	6.0948	0
Huntington VA Mid Corp America	08	2007	10.0000	10.2264	0

Huntington VA Mortgage Securities	01	2008	10.0825	10.1235	974
Huntington VA Mortgage Securities	01	2007	10.0000	10.0825	0

Huntington VA Mortgage Securities	02	2008	10.0817	10.1021	0
Huntington VA Mortgage Securities	02	2007	10.0000	10.0817	0

Huntington VA Mortgage Securities	03	2008	10.0815	10.0967	0
Huntington VA Mortgage Securities	03	2007	10.0000	10.0815	0

Huntington VA Mortgage Securities	04	2008	10.0809	10.0806	0
Huntington VA Mortgage Securities	04	2007	10.0000	10.0809	0

Huntington VA Mortgage Securities	05	2008	10.0807	10.0753	0
Huntington VA Mortgage Securities	05	2007	10.0000	10.0807	0

Huntington VA Mortgage Securities	06	2008	10.0801	10.0592	0
Huntington VA Mortgage Securities	06	2007	10.0000	10.0801	0

Huntington VA Mortgage Securities	07	2008	10.0799	10.0538	0
Huntington VA Mortgage Securities	07	2007	10.0000	10.0799	0

Huntington VA Mortgage Securities	08	2008	10.0791	10.0324	0
Huntington VA Mortgage Securities	08	2007	10.0000	10.0791	0

Huntington VA New Economy	01	2008	10.3060	4.7961	6,702
Huntington VA New Economy	01	2007	10.0000	10.3060	0

Huntington VA New Economy	02	2008	10.3052	4.7859	2,623
Huntington VA New Economy	02	2007	10.0000	10.3052	0

Huntington VA New Economy	03	2008	10.3050	4.7833	0
Huntington VA New Economy	03	2007	10.0000	10.3050	0

Huntington VA New Economy	04	2008	10.3044	4.7757	1,345
Huntington VA New Economy	04	2007	10.0000	10.3044	0

Huntington VA New Economy	05	2008	10.3042	4.7731	0
Huntington VA New Economy	05	2007	10.0000	10.3042	0

Huntington VA New Economy	06	2008	10.3036	4.7655	0
Huntington VA New Economy	06	2007	10.0000	10.3036	0

Huntington VA New Economy	07	2008	10.3034	4.7629	0
Huntington VA New Economy	07	2007	10.0000	10.3034	0

Huntington VA New Economy	08	2008	10.3026	4.7527	0
Huntington VA New Economy	08	2007	10.0000	10.3026	0

Huntington VA Real Strategies Fund	01	2008	10.0000	4.8242	5,589

Huntington VA Real Strategies Fund	02	2008	10.0000	4.8177	6,153

Huntington VA Real Strategies Fund	03	2008	10.0000	4.8161	0

Huntington VA Real Strategies Fund	04	2008	10.0000	4.8112	2,746

Huntington VA Real Strategies Fund	05	2008	10.0000	4.8096	0

Huntington VA Real Strategies Fund	06	2008	10.0000	4.8047	0

Huntington VA Real Strategies Fund	07	2008	10.0000	4.8031	0

Huntington VA Real Strategies Fund	08	2008	10.0000	4.7965	0

Huntington VA Rotating Markets	01	2008	10.2523	5.8381	4,989
Huntington VA Rotating Markets	01	2007	10.0000	10.2523	0

Huntington VA Rotating Markets	02	2008	10.2515	5.8257	1,057
Huntington VA Rotating Markets	02	2007	10.0000	10.2515	0

Huntington VA Rotating Markets	03	2008	10.2513	5.8226	0
Huntington VA Rotating Markets	03	2007	10.0000	10.2513	0

Huntington VA Rotating Markets	04	2008	10.2507	5.8133	0
Huntington VA Rotating Markets	04	2007	10.0000	10.2507	0

Huntington VA Rotating Markets	05	2008	10.2505	5.8102	0
Huntington VA Rotating Markets	05	2007	10.0000	10.2505	0

Huntington VA Rotating Markets	06	2008	10.2499	5.8009	0
Huntington VA Rotating Markets	06	2007	10.0000	10.2499	0

Huntington VA Rotating Markets	07	2008	10.2497	5.7978	0
Huntington VA Rotating Markets	07	2007	10.0000	10.2497	0

Huntington VA Rotating Markets	08	2008	10.2488	5.7854	0
Huntington VA Rotating Markets	08	2007	10.0000	10.2488	0

Huntington VA Situs Fund	01	2008	10.2412	5.9161	17,852
Huntington VA Situs Fund	01	2007	10.0000	10.2412	0

Huntington VA Situs Fund	02	2008	10.2404	5.9036	7,052
Huntington VA Situs Fund	02	2007	10.0000	10.2404	0

Huntington VA Situs Fund	03	2008	10.2402	5.9004	0
Huntington VA Situs Fund	03	2007	10.0000	10.2402	0

Huntington VA Situs Fund	04	2008	10.2396	5.8910	1,114
Huntington VA Situs Fund	04	2007	10.0000	10.2396	0

Huntington VA Situs Fund	05	2008	10.2394	5.8879	0
Huntington VA Situs Fund	05	2007	10.0000	10.2394	0

Huntington VA Situs Fund	06	2008	10.2388	5.8784	0
Huntington VA Situs Fund	06	2007	10.0000	10.2388	0

Huntington VA Situs Fund	07	2008	10.2386	5.8753	0
Huntington VA Situs Fund	07	2007	10.0000	10.2386	0

Huntington VA Situs Fund	08	2008	10.2378	5.8627	0
Huntington VA Situs Fund	08	2007	10.0000	10.2378	0

Lazard Retirement Emerging Markets Portfolio Service Class	01	2008	10.0000	5.5008	267,806

Lazard Retirement Emerging Markets Portfolio Service Class	02	2008	10.0000	5.4917	188,150

Lazard Retirement Emerging Markets Portfolio Service Class	03	2008	10.0000	5.4894	6,034

Lazard Retirement Emerging Markets Portfolio Service Class	04	2008	10.0000	5.4826	54,530

Lazard Retirement Emerging Markets Portfolio Service Class	05	2008	10.0000	5.4803	0

Lazard Retirement Emerging Markets Portfolio Service Class	06	2008	10.0000	5.4735	2,169

Lazard Retirement Emerging Markets Portfolio Service Class	07	2008	10.0000	5.4712	5,004

Lazard Retirement Emerging Markets Portfolio Service Class	08	2008	10.0000	5.4621	423

Lord Abbett All Value Portfolio	01	2008	14.6878	10.2979	195,772
Lord Abbett All Value Portfolio	01	2007	14.0019	14.6878	165,526
Lord Abbett All Value Portfolio	01	2006	12.4243	14.0019	47,120
Lord Abbett All Value Portfolio	01	2005	11.8171	12.4243	11,226
Lord Abbett All Value Portfolio	01	2004	10.3896	11.8171	13,641
Lord Abbett All Value Portfolio	01	2003	10.0000	10.3896	0

Lord Abbett All Value Portfolio	02	2008	14.5667	10.1921	343,729
Lord Abbett All Value Portfolio	02	2007	13.9149	14.5667	218,595
Lord Abbett All Value Portfolio	02	2006	12.3722	13.9149	174,714
Lord Abbett All Value Portfolio	02	2005	11.7915	12.3722	16,623
Lord Abbett All Value Portfolio	02	2004	10.3883	11.7915	12,283
Lord Abbett All Value Portfolio	02	2003	10.0000	10.3883	0

Lord Abbett All Value Portfolio	03	2008	14.5365	10.1658	32,891
Lord Abbett All Value Portfolio	03	2007	13.8932	14.5365	1,983
Lord Abbett All Value Portfolio	03	2006	12.3592	13.8932	2,163
Lord Abbett All Value Portfolio	03	2005	11.7851	12.3592	2,194
Lord Abbett All Value Portfolio	03	2004	10.3880	11.7851	1,148
Lord Abbett All Value Portfolio	03	2003	10.0000	10.3880	0

Lord Abbett All Value Portfolio	04	2008	14.4461	10.0871	57,835
Lord Abbett All Value Portfolio	04	2007	13.8282	14.4461	47,887
Lord Abbett All Value Portfolio	04	2006	12.3202	13.8282	48,303
Lord Abbett All Value Portfolio	04	2005	11.7658	12.3202	29,067
Lord Abbett All Value Portfolio	04	2004	10.3870	11.7658	19,111
Lord Abbett All Value Portfolio	04	2003	10.0000	10.3870	0

Lord Abbett All Value Portfolio	05	2008	14.4164	10.0612	0
Lord Abbett All Value Portfolio	05	2007	13.8068	14.4164	0
Lord Abbett All Value Portfolio	05	2006	12.3073	13.8068	0
Lord Abbett All Value Portfolio	05	2005	11.7595	12.3073	0
Lord Abbett All Value Portfolio	05	2004	10.3866	11.7595	0
Lord Abbett All Value Portfolio	05	2003	10.0000	10.3866	0

Lord Abbett All Value Portfolio	06	2008	14.3266	9.9831	2,493
Lord Abbett All Value Portfolio	06	2007	13.7420	14.3266	2,439
Lord Abbett All Value Portfolio	06	2006	12.2684	13.7420	19,533
Lord Abbett All Value Portfolio	06	2005	11.7402	12.2684	4,604
Lord Abbett All Value Portfolio	06	2004	10.3856	11.7402	1,502
Lord Abbett All Value Portfolio	06	2003	10.0000	10.3856	0

Lord Abbett All Value Portfolio	07	2008	14.2969	9.9572	66
Lord Abbett All Value Portfolio	07	2007	13.7205	14.2969	0
Lord Abbett All Value Portfolio	07	2006	12.2555	13.7205	0
Lord Abbett All Value Portfolio	07	2005	11.7338	12.2555	0
Lord Abbett All Value Portfolio	07	2004	10.3853	11.7338	0
Lord Abbett All Value Portfolio	07	2003	10.0000	10.3853	0

Lord Abbett All Value Portfolio	08	2008	14.1782	9.8542	0
Lord Abbett All Value Portfolio	08	2007	13.6347	14.1782	0
Lord Abbett All Value Portfolio	08	2006	12.2037	13.6347	0
Lord Abbett All Value Portfolio	08	2005	11.7082	12.2037	0
Lord Abbett All Value Portfolio	08	2004	10.3840	11.7082	0
Lord Abbett All Value Portfolio	08	2003	10.0000	10.3840	0

Lord Abbett Series Fund Growth and Income	01	2008	17.0283	10.6413	2,832,614
Lord Abbett Series Fund Growth and Income	01	2007	16.7485	17.0283	2,571,756
Lord Abbett Series Fund Growth and Income	01	2006	14.5279	16.7485	1,114,520
Lord Abbett Series Fund Growth and Income	01	2005	14.3136	14.5279	689,416
Lord Abbett Series Fund Growth and Income	01	2004	12.9263	14.3136	486,726
Lord Abbett Series Fund Growth and Income	01	2003	10.0369	12.9263	73,174
Lord Abbett Series Fund Growth and Income	01	2002	10.0000	10.0369	0

Lord Abbett Series Fund Growth and Income	02	2008	16.8490	10.5078	2,547,631
Lord Abbett Series Fund Growth and Income	02	2007	16.6062	16.8490	2,488,769
Lord Abbett Series Fund Growth and Income	02	2006	14.4337	16.6062	1,254,245
Lord Abbett Series Fund Growth and Income	02	2005	14.2498	14.4337	685,505
Lord Abbett Series Fund Growth and Income	02	2004	12.8949	14.2498	457,247
Lord Abbett Series Fund Growth and Income	02	2003	10.0329	12.8949	157,646
Lord Abbett Series Fund Growth and Income	02	2002	10.0000	10.0329	0

Lord Abbett Series Fund Growth and Income	03	2008	16.8043	10.4745	108,709
Lord Abbett Series Fund Growth and Income	03	2007	16.5707	16.8043	109,820
Lord Abbett Series Fund Growth and Income	03	2006	14.4102	16.5707	85,756
Lord Abbett Series Fund Growth and Income	03	2005	14.2338	14.4102	75,173
Lord Abbett Series Fund Growth and Income	03	2004	12.8870	14.2338	51,247
Lord Abbett Series Fund Growth and Income	03	2003	10.0319	12.8870	1,439
Lord Abbett Series Fund Growth and Income	03	2002	10.0000	10.0319	0

Lord Abbett Series Fund Growth and Income	04	2008	16.6710	10.3754	956,987
Lord Abbett Series Fund Growth and Income	04	2007	16.4646	16.6710	976,519
Lord Abbett Series Fund Growth and Income	04	2006	14.3398	16.4646	808,268
Lord Abbett Series Fund Growth and Income	04	2005	14.1859	14.3398	556,642
Lord Abbett Series Fund Growth and Income	04	2004	12.8634	14.1859	589,204
Lord Abbett Series Fund Growth and Income	04	2003	10.0289	12.8634	119,703
Lord Abbett Series Fund Growth and Income	04	2002	10.0000	10.0289	0

Lord Abbett Series Fund Growth and Income	05	2008	16.6272	10.3428	14,810
Lord Abbett Series Fund Growth and Income	05	2007	16.4297	16.6272	9,444
Lord Abbett Series Fund Growth and Income	05	2006	14.3166	16.4297	5,856
Lord Abbett Series Fund Growth and Income	05	2005	14.1702	14.3166	3,031
Lord Abbett Series Fund Growth and Income	05	2004	12.8557	14.1702	1,193
Lord Abbett Series Fund Growth and Income	05	2003	10.0279	12.8557	0
Lord Abbett Series Fund Growth and Income	05	2002	10.0000	10.0279	0

Lord Abbett Series Fund Growth and Income	06	2008	16.4949	10.2447	83,822
Lord Abbett Series Fund Growth and Income	06	2007	16.3242	16.4949	87,442
Lord Abbett Series Fund Growth and Income	06	2006	14.2465	16.3242	90,788
Lord Abbett Series Fund Growth and Income	06	2005	14.1224	14.2465	105,680
Lord Abbett Series Fund Growth and Income	06	2004	12.8321	14.1224	139,464
Lord Abbett Series Fund Growth and Income	06	2003	10.0249	12.8321	27,342
Lord Abbett Series Fund Growth and Income	06	2002	10.0000	10.0249	0

Lord Abbett Series Fund Growth and Income	07	2008	15.3021	9.4990	121,989
Lord Abbett Series Fund Growth and Income	07	2007	15.1515	15.3021	133,168
Lord Abbett Series Fund Growth and Income	07	2006	13.2298	15.1515	145,679
Lord Abbett Series Fund Growth and Income	07	2005	13.1212	13.2298	147,277
Lord Abbett Series Fund Growth and Income	07	2004	11.9285	13.1212	200,303
Lord Abbett Series Fund Growth and Income	07	2003	10.0000	11.9285	49,703

Lord Abbett Series Fund Growth and Income	08	2008	15.1572	9.3896	12,531
Lord Abbett Series Fund Growth and Income	08	2007	15.0390	15.1572	12,104
Lord Abbett Series Fund Growth and Income	08	2006	13.1584	15.0390	12,878
Lord Abbett Series Fund Growth and Income	08	2005	13.0772	13.1584	14,263
Lord Abbett Series Fund Growth and Income	08	2004	11.9129	13.0772	22,753
Lord Abbett Series Fund Growth and Income	08	2003	10.0000	11.9129	1,355

Lord Abbett Series Fund Growth Opportunities	01	2008	14.5187	8.8131	350,920
Lord Abbett Series Fund Growth Opportunities	01	2007	12.1791	14.5187	373,212
Lord Abbett Series Fund Growth Opportunities	01	2006	11.4827	12.1791	303,244
Lord Abbett Series Fund Growth Opportunities	01	2005	11.1645	11.4827	166,459
Lord Abbett Series Fund Growth Opportunities	01	2004	10.2112	11.1645	66,261
Lord Abbett Series Fund Growth Opportunities	01	2003	10.0000	10.2112	0
Lord Abbett Series Fund Growth Opportunities	01	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	02	2008	14.3990	8.7225	335,324
Lord Abbett Series Fund Growth Opportunities	02	2007	12.1035	14.3990	378,567
Lord Abbett Series Fund Growth Opportunities	02	2006	11.4346	12.1035	342,442
Lord Abbett Series Fund Growth Opportunities	02	2005	11.1403	11.4346	144,987
Lord Abbett Series Fund Growth Opportunities	02	2004	10.2098	11.1403	44,060
Lord Abbett Series Fund Growth Opportunities	02	2003	10.0000	10.2098	0
Lord Abbett Series Fund Growth Opportunities	02	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	03	2008	14.3691	8.7000	19,503
Lord Abbett Series Fund Growth Opportunities	03	2007	12.0845	14.3691	25,576
Lord Abbett Series Fund Growth Opportunities	03	2006	11.4225	12.0845	27,827
Lord Abbett Series Fund Growth Opportunities	03	2005	11.1342	11.4225	17,036
Lord Abbett Series Fund Growth Opportunities	03	2004	10.2095	11.1342	7,195
Lord Abbett Series Fund Growth Opportunities	03	2003	10.0000	10.2095	0
Lord Abbett Series Fund Growth Opportunities	03	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	04	2008	14.2798	8.6326	165,393
Lord Abbett Series Fund Growth Opportunities	04	2007	12.0280	14.2798	244,128
Lord Abbett Series Fund Growth Opportunities	04	2006	11.3864	12.0280	208,402
Lord Abbett Series Fund Growth Opportunities	04	2005	11.1160	11.3864	144,959
Lord Abbett Series Fund Growth Opportunities	04	2004	10.2085	11.1160	107,277
Lord Abbett Series Fund Growth Opportunities	04	2003	10.0000	10.2085	0
Lord Abbett Series Fund Growth Opportunities	04	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	05	2008	14.2504	8.6104	3,325
Lord Abbett Series Fund Growth Opportunities	05	2007	12.0093	14.2504	2,116
Lord Abbett Series Fund Growth Opportunities	05	2006	11.3745	12.0093	1,878
Lord Abbett Series Fund Growth Opportunities	05	2005	11.1100	11.3745	1,073
Lord Abbett Series Fund Growth Opportunities	05	2004	10.2082	11.1100	287
Lord Abbett Series Fund Growth Opportunities	05	2003	10.0000	10.2082	0
Lord Abbett Series Fund Growth Opportunities	05	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	06	2008	14.1616	8.5436	12,085
Lord Abbett Series Fund Growth Opportunities	06	2007	11.9530	14.1616	14,348
Lord Abbett Series Fund Growth Opportunities	06	2006	11.3385	11.9530	16,585
Lord Abbett Series Fund Growth Opportunities	06	2005	11.0918	11.3385	14,240
Lord Abbett Series Fund Growth Opportunities	06	2004	10.2072	11.0918	9,430
Lord Abbett Series Fund Growth Opportunities	06	2003	10.0000	10.2072	0
Lord Abbett Series Fund Growth Opportunities	06	2002	10.0000	10.0000	0

Lord Abbett Series Fund Growth Opportunities	07	2008	14.1322	8.5215	16,127
Lord Abbett Series Fund Growth Opportunities	07	2007	11.9343	14.1322	18,526
Lord Abbett Series Fund Growth Opportunities	07	2006	11.3266	11.9343	24,350
Lord Abbett Series Fund Growth Opportunities	07	2005	11.0858	11.3266	19,849
Lord Abbett Series Fund Growth Opportunities	07	2004	10.2069	11.0858	20,860
Lord Abbett Series Fund Growth Opportunities	07	2003	10.0000	10.2069	0

Lord Abbett Series Fund Growth Opportunities	08	2008	14.0149	8.4333	1,816
Lord Abbett Series Fund Growth Opportunities	08	2007	11.8596	14.0149	1,722
Lord Abbett Series Fund Growth Opportunities	08	2006	11.2787	11.8596	1,945
Lord Abbett Series Fund Growth Opportunities	08	2005	11.0616	11.2787	1,477
Lord Abbett Series Fund Growth Opportunities	08	2004	10.2056	11.0616	1,559
Lord Abbett Series Fund Growth Opportunities	08	2003	10.0000	10.2056	0

Lord Abbett Series Fund Mid Cap Value	01	2008	17.7500	10.5805	385,861
Lord Abbett Series Fund Mid Cap Value	01	2007	17.9544	17.7500	444,943
Lord Abbett Series Fund Mid Cap Value	01	2006	16.2736	17.9544	249,111
Lord Abbett Series Fund Mid Cap Value	01	2005	15.2965	16.2736	132,978
Lord Abbett Series Fund Mid Cap Value	01	2004	12.5454	15.2965	133,944
Lord Abbett Series Fund Mid Cap Value	01	2003	10.2298	12.5454	14,007
Lord Abbett Series Fund Mid Cap Value	01	2002	10.0000	10.2298	0

Lord Abbett Series Fund Mid Cap Value	02	2008	17.5632	10.4477	431,476
Lord Abbett Series Fund Mid Cap Value	02	2007	17.8018	17.5632	519,969
Lord Abbett Series Fund Mid Cap Value	02	2006	16.1681	17.8018	396,929
Lord Abbett Series Fund Mid Cap Value	02	2005	15.2283	16.1681	214,227
Lord Abbett Series Fund Mid Cap Value	02	2004	12.5149	15.2283	167,052
Lord Abbett Series Fund Mid Cap Value	02	2003	10.2257	12.5149	45,184
Lord Abbett Series Fund Mid Cap Value	02	2002	10.0000	10.2257	0

Lord Abbett Series Fund Mid Cap Value	03	2008	17.5166	10.4146	15,525
Lord Abbett Series Fund Mid Cap Value	03	2007	17.7637	17.5166	21,462
Lord Abbett Series Fund Mid Cap Value	03	2006	16.1417	17.7637	18,815
Lord Abbett Series Fund Mid Cap Value	03	2005	15.2112	16.1417	8,945
Lord Abbett Series Fund Mid Cap Value	03	2004	12.5073	15.2112	10,662
Lord Abbett Series Fund Mid Cap Value	03	2003	10.2247	12.5073	525
Lord Abbett Series Fund Mid Cap Value	03	2002	10.0000	10.2247	0

Lord Abbett Series Fund Mid Cap Value	04	2008	17.3776	10.3161	223,039
Lord Abbett Series Fund Mid Cap Value	04	2007	17.6500	17.3776	269,003
Lord Abbett Series Fund Mid Cap Value	04	2006	16.0629	17.6500	213,098
Lord Abbett Series Fund Mid Cap Value	04	2005	15.1601	16.0629	159,709
Lord Abbett Series Fund Mid Cap Value	04	2004	12.4844	15.1601	226,007
Lord Abbett Series Fund Mid Cap Value	04	2003	10.2216	12.4844	20,468
Lord Abbett Series Fund Mid Cap Value	04	2002	10.0000	10.2216	0

Lord Abbett Series Fund Mid Cap Value	05	2008	17.3319	10.2837	998
Lord Abbett Series Fund Mid Cap Value	05	2007	17.6125	17.3319	1,493
Lord Abbett Series Fund Mid Cap Value	05	2006	16.0369	17.6125	2,036
Lord Abbett Series Fund Mid Cap Value	05	2005	15.1432	16.0369	1,072
Lord Abbett Series Fund Mid Cap Value	05	2004	12.4769	15.1432	849
Lord Abbett Series Fund Mid Cap Value	05	2003	10.2206	12.4769	0
Lord Abbett Series Fund Mid Cap Value	05	2002	10.0000	10.2206	0

Lord Abbett Series Fund Mid Cap Value	06	2008	17.1940	10.1862	9,677
Lord Abbett Series Fund Mid Cap Value	06	2007	17.4995	17.1940	15,505
Lord Abbett Series Fund Mid Cap Value	06	2006	15.9584	17.4995	13,637
Lord Abbett Series Fund Mid Cap Value	06	2005	15.0922	15.9584	14,463
Lord Abbett Series Fund Mid Cap Value	06	2004	12.4540	15.0922	27,069
Lord Abbett Series Fund Mid Cap Value	06	2003	10.2176	12.4540	791
Lord Abbett Series Fund Mid Cap Value	06	2002	10.0000	10.2176	0

Lord Abbett Series Fund Mid Cap Value	07	2008	16.6653	9.8679	10,881
Lord Abbett Series Fund Mid Cap Value	07	2007	16.9701	16.6653	11,503
Lord Abbett Series Fund Mid Cap Value	07	2006	15.4836	16.9701	12,946
Lord Abbett Series Fund Mid Cap Value	07	2005	14.6505	15.4836	5,485
Lord Abbett Series Fund Mid Cap Value	07	2004	12.0957	14.6505	31,379
Lord Abbett Series Fund Mid Cap Value	07	2003	10.0000	12.0957	0

Lord Abbett Series Fund Mid Cap Value	08	2008	16.5075	9.7543	1,606
Lord Abbett Series Fund Mid Cap Value	08	2007	16.8441	16.5075	1,435
Lord Abbett Series Fund Mid Cap Value	08	2006	15.4000	16.8441	1,391
Lord Abbett Series Fund Mid Cap Value	08	2005	14.6013	15.4000	452
Lord Abbett Series Fund Mid Cap Value	08	2004	12.0799	14.6013	3,780
Lord Abbett Series Fund Mid Cap Value	08	2003	10.0000	12.0799	0

MFS Blended Research Core Equity Portfolio S Class	01	2008	15.4788	9.8707	1,041,043
MFS Blended Research Core Equity Portfolio S Class	01	2007	14.9001	15.4788	1,132,556
MFS Blended Research Core Equity Portfolio S Class	01	2006	13.4085	14.9001	1,046,821
MFS Blended Research Core Equity Portfolio S Class	01	2005	12.6977	13.4085	609,362
MFS Blended Research Core Equity Portfolio S Class	01	2004	11.5607	12.6977	43,624
MFS Blended Research Core Equity Portfolio S Class	01	2003	9.6043	11.5607	12,292
MFS Blended Research Core Equity Portfolio S Class	01	2002	10.0000	9.6043	0

MFS Blended Research Core Equity Portfolio S Class	02	2008	15.3158	9.7469	1,134,747
MFS Blended Research Core Equity Portfolio S Class	02	2007	14.7735	15.3158	1,303,208
MFS Blended Research Core Equity Portfolio S Class	02	2006	13.3216	14.7735	1,140,712
MFS Blended Research Core Equity Portfolio S Class	02	2005	12.6410	13.3216	596,483
MFS Blended Research Core Equity Portfolio S Class	02	2004	11.5326	12.6410	32,646
MFS Blended Research Core Equity Portfolio S Class	02	2003	9.6005	11.5326	16,483
MFS Blended Research Core Equity Portfolio S Class	02	2002	10.0000	9.6005	0

MFS Blended Research Core Equity Portfolio S Class	03	2008	15.2752	9.7160	73,049
MFS Blended Research Core Equity Portfolio S Class	03	2007	14.7418	15.2752	85,431
MFS Blended Research Core Equity Portfolio S Class	03	2006	13.2999	14.7418	82,100
MFS Blended Research Core Equity Portfolio S Class	03	2005	12.6268	13.2999	70,514
MFS Blended Research Core Equity Portfolio S Class	03	2004	11.5256	12.6268	4,702
MFS Blended Research Core Equity Portfolio S Class	03	2003	9.5995	11.5256	5,044
MFS Blended Research Core Equity Portfolio S Class	03	2002	10.0000	9.5995	0

MFS Blended Research Core Equity Portfolio S Class	04	2008	15.1540	9.6241	590,922
MFS Blended Research Core Equity Portfolio S Class	04	2007	14.6475	15.1540	690,531
MFS Blended Research Core Equity Portfolio S Class	04	2006	13.2349	14.6475	687,254
MFS Blended Research Core Equity Portfolio S Class	04	2005	12.5844	13.2349	516,741
MFS Blended Research Core Equity Portfolio S Class	04	2004	11.5045	12.5844	53,553
MFS Blended Research Core Equity Portfolio S Class	04	2003	9.5966	11.5045	23,637
MFS Blended Research Core Equity Portfolio S Class	04	2002	10.0000	9.5966	0

MFS Blended Research Core Equity Portfolio S Class	05	2008	15.1141	9.5939	12,847
MFS Blended Research Core Equity Portfolio S Class	05	2007	14.6164	15.1141	9,511
MFS Blended Research Core Equity Portfolio S Class	05	2006	13.2135	14.6164	6,373
MFS Blended Research Core Equity Portfolio S Class	05	2005	12.5704	13.2135	3,481
MFS Blended Research Core Equity Portfolio S Class	05	2004	11.4975	12.5704	0
MFS Blended Research Core Equity Portfolio S Class	05	2003	9.5957	11.4975	0
MFS Blended Research Core Equity Portfolio S Class	05	2002	10.0000	9.5957	0

MFS Blended Research Core Equity Portfolio S Class	06	2008	14.9939	9.5029	64,074
MFS Blended Research Core Equity Portfolio S Class	06	2007	14.5225	14.9939	72,880
MFS Blended Research Core Equity Portfolio S Class	06	2006	13.1488	14.5225	76,588
MFS Blended Research Core Equity Portfolio S Class	06	2005	12.5280	13.1488	81,548
MFS Blended Research Core Equity Portfolio S Class	06	2004	11.4765	12.5280	0
MFS Blended Research Core Equity Portfolio S Class	06	2003	9.5928	11.4765	0
MFS Blended Research Core Equity Portfolio S Class	06	2002	10.0000	9.5928	0

MFS Blended Research Core Equity Portfolio S Class	07	2008	14.8074	9.3799	75,652
MFS Blended Research Core Equity Portfolio S Class	07	2007	14.3493	14.8074	85,329
MFS Blended Research Core Equity Portfolio S Class	07	2006	12.9986	14.3493	99,750
MFS Blended Research Core Equity Portfolio S Class	07	2005	12.3912	12.9986	89,931
MFS Blended Research Core Equity Portfolio S Class	07	2004	11.3569	12.3912	0
MFS Blended Research Core Equity Portfolio S Class	07	2003	10.0000	11.3569	0

MFS Blended Research Core Equity Portfolio S Class	08	2008	14.6672	9.2719	11,437
MFS Blended Research Core Equity Portfolio S Class	08	2007	14.2427	14.6672	10,987
MFS Blended Research Core Equity Portfolio S Class	08	2006	12.9285	14.2427	11,377
MFS Blended Research Core Equity Portfolio S Class	08	2005	12.3496	12.9285	11,462
MFS Blended Research Core Equity Portfolio S Class	08	2004	11.3421	12.3496	0
MFS Blended Research Core Equity Portfolio S Class	08	2003	10.0000	11.3421	0

MFS Bond Portfolio S Class	01	2008	12.4459	10.9167	119,597
MFS Bond Portfolio S Class	01	2007	12.2599	12.4459	68,564
MFS Bond Portfolio S Class	01	2006	11.8921	12.2599	15,915
MFS Bond Portfolio S Class	01	2005	11.9075	11.8921	18,322
MFS Bond Portfolio S Class	01	2004	11.4379	11.9075	15,429
MFS Bond Portfolio S Class	01	2003	10.6330	11.4379	4,671
MFS Bond Portfolio S Class	01	2002	10.0000	10.6330	0

MFS Bond Portfolio S Class	02	2008	12.3148	10.7797	60,045
MFS Bond Portfolio S Class	02	2007	12.1557	12.3148	64,347
MFS Bond Portfolio S Class	02	2006	11.8150	12.1557	23,420
MFS Bond Portfolio S Class	02	2005	11.8543	11.8150	27,086
MFS Bond Portfolio S Class	02	2004	11.4101	11.8543	26,411
MFS Bond Portfolio S Class	02	2003	10.6287	11.4101	23,479
MFS Bond Portfolio S Class	02	2002	10.0000	10.6287	0

MFS Bond Portfolio S Class	03	2008	12.2822	10.7456	5,748
MFS Bond Portfolio S Class	03	2007	12.1296	12.2822	13,898
MFS Bond Portfolio S Class	03	2006	11.7957	12.1296	38,759
MFS Bond Portfolio S Class	03	2005	11.8410	11.7957	34,785
MFS Bond Portfolio S Class	03	2004	11.4032	11.8410	27,576
MFS Bond Portfolio S Class	03	2003	10.6277	11.4032	6,184
MFS Bond Portfolio S Class	03	2002	10.0000	10.6277	0

MFS Bond Portfolio S Class	04	2008	12.1847	10.6439	59,878
MFS Bond Portfolio S Class	04	2007	12.0520	12.1847	76,304
MFS Bond Portfolio S Class	04	2006	11.7381	12.0520	77,281
MFS Bond Portfolio S Class	04	2005	11.8012	11.7381	94,414
MFS Bond Portfolio S Class	04	2004	11.3823	11.8012	94,238
MFS Bond Portfolio S Class	04	2003	10.6245	11.3823	90,834
MFS Bond Portfolio S Class	04	2002	10.0000	10.6245	4,974

MFS Bond Portfolio S Class	05	2008	12.1526	10.6105	0
MFS Bond Portfolio S Class	05	2007	12.0264	12.1526	0
MFS Bond Portfolio S Class	05	2006	11.7191	12.0264	0
MFS Bond Portfolio S Class	05	2005	11.7881	11.7191	0
MFS Bond Portfolio S Class	05	2004	11.3754	11.7881	0
MFS Bond Portfolio S Class	05	2003	10.6235	11.3754	0
MFS Bond Portfolio S Class	05	2002	10.0000	10.6235	0

MFS Bond Portfolio S Class	06	2008	12.0560	10.5099	0
MFS Bond Portfolio S Class	06	2007	11.9491	12.0560	0
MFS Bond Portfolio S Class	06	2006	11.6617	11.9491	3,125
MFS Bond Portfolio S Class	06	2005	11.7483	11.6617	6,094
MFS Bond Portfolio S Class	06	2004	11.3546	11.7483	5,694
MFS Bond Portfolio S Class	06	2003	10.6203	11.3546	5,516
MFS Bond Portfolio S Class	06	2002	10.0000	10.6203	0

MFS Bond Portfolio S Class	07	2008	10.7323	9.3512	16,728
MFS Bond Portfolio S Class	07	2007	10.6426	10.7323	58,980
MFS Bond Portfolio S Class	07	2006	10.3919	10.6426	72,635
MFS Bond Portfolio S Class	07	2005	10.4744	10.3919	68,105
MFS Bond Portfolio S Class	07	2004	10.1286	10.4744	63,719
MFS Bond Portfolio S Class	07	2003	10.0000	10.1286	70,036

MFS Bond Portfolio S Class	08	2008	10.6306	9.2435	0
MFS Bond Portfolio S Class	08	2007	10.5635	10.6306	2,556
MFS Bond Portfolio S Class	08	2006	10.3358	10.5635	2,564
MFS Bond Portfolio S Class	08	2005	10.4392	10.3358	2,543
MFS Bond Portfolio S Class	08	2004	10.1153	10.4392	2,478
MFS Bond Portfolio S Class	08	2003	10.0000	10.1153	2,598

MFS Capital Appreciation Portfolio S Class	01	2008	14.6776	9.0570	2,093
MFS Capital Appreciation Portfolio S Class	01	2007	13.4620	14.6776	4,498
MFS Capital Appreciation Portfolio S Class	01	2006	12.9125	13.4620	4,499
MFS Capital Appreciation Portfolio S Class	01	2005	13.0523	12.9125	4,502
MFS Capital Appreciation Portfolio S Class	01	2004	11.9862	13.0523	6,327
MFS Capital Appreciation Portfolio S Class	01	2003	9.5001	11.9862	6,923
MFS Capital Appreciation Portfolio S Class	01	2002	10.0000	9.5001	2,070

MFS Capital Appreciation Portfolio S Class	02	2008	14.5231	8.9434	5,708
MFS Capital Appreciation Portfolio S Class	02	2007	13.3476	14.5231	5,617
MFS Capital Appreciation Portfolio S Class	02	2006	12.8288	13.3476	5,667
MFS Capital Appreciation Portfolio S Class	02	2005	12.9941	12.8288	7,782
MFS Capital Appreciation Portfolio S Class	02	2004	11.9571	12.9941	19,919
MFS Capital Appreciation Portfolio S Class	02	2003	9.4963	11.9571	18,021
MFS Capital Appreciation Portfolio S Class	02	2002	10.0000	9.4963	0

MFS Capital Appreciation Portfolio S Class	03	2008	14.4846	8.9151	227
MFS Capital Appreciation Portfolio S Class	03	2007	13.3191	14.4846	229
MFS Capital Appreciation Portfolio S Class	03	2006	12.8079	13.3191	230
MFS Capital Appreciation Portfolio S Class	03	2005	12.9795	12.8079	231
MFS Capital Appreciation Portfolio S Class	03	2004	11.9498	12.9795	233
MFS Capital Appreciation Portfolio S Class	03	2003	9.4954	11.9498	234
MFS Capital Appreciation Portfolio S Class	03	2002	10.0000	9.4954	0

MFS Capital Appreciation Portfolio S Class	04	2008	14.3697	8.8307	8,726
MFS Capital Appreciation Portfolio S Class	04	2007	13.2338	14.3697	11,285
MFS Capital Appreciation Portfolio S Class	04	2006	12.7453	13.2338	11,404
MFS Capital Appreciation Portfolio S Class	04	2005	12.9359	12.7453	11,592
MFS Capital Appreciation Portfolio S Class	04	2004	11.9279	12.9359	12,221
MFS Capital Appreciation Portfolio S Class	04	2003	9.4925	11.9279	16,453
MFS Capital Appreciation Portfolio S Class	04	2002	10.0000	9.4925	0

MFS Capital Appreciation Portfolio S Class	05	2008	14.3319	8.8030	0
MFS Capital Appreciation Portfolio S Class	05	2007	13.2057	14.3319	0
MFS Capital Appreciation Portfolio S Class	05	2006	12.7247	13.2057	0
MFS Capital Appreciation Portfolio S Class	05	2005	12.9215	12.7247	0
MFS Capital Appreciation Portfolio S Class	05	2004	11.9207	12.9215	0
MFS Capital Appreciation Portfolio S Class	05	2003	9.4916	11.9207	0
MFS Capital Appreciation Portfolio S Class	05	2002	10.0000	9.4916	0

MFS Capital Appreciation Portfolio S Class	06	2008	14.2179	8.7195	0
MFS Capital Appreciation Portfolio S Class	06	2007	13.1209	14.2179	0
MFS Capital Appreciation Portfolio S Class	06	2006	12.6624	13.1209	0
MFS Capital Appreciation Portfolio S Class	06	2005	12.8780	12.6624	0
MFS Capital Appreciation Portfolio S Class	06	2004	11.8989	12.8780	0
MFS Capital Appreciation Portfolio S Class	06	2003	9.4888	11.8989	0
MFS Capital Appreciation Portfolio S Class	06	2002	10.0000	9.4888	0

MFS Capital Appreciation Portfolio S Class	07	2008	13.4263	8.2298	0
MFS Capital Appreciation Portfolio S Class	07	2007	12.3967	13.4263	0
MFS Capital Appreciation Portfolio S Class	07	2006	11.9696	12.3967	0
MFS Capital Appreciation Portfolio S Class	07	2005	12.1796	11.9696	0
MFS Capital Appreciation Portfolio S Class	07	2004	11.2594	12.1796	0
MFS Capital Appreciation Portfolio S Class	07	2003	10.0000	11.2594	0

MFS Capital Appreciation Portfolio S Class	08	2008	13.2991	8.1350	0
MFS Capital Appreciation Portfolio S Class	08	2007	12.3047	13.2991	0
MFS Capital Appreciation Portfolio S Class	08	2006	11.9050	12.3047	0
MFS Capital Appreciation Portfolio S Class	08	2005	12.1387	11.9050	0
MFS Capital Appreciation Portfolio S Class	08	2004	11.2447	12.1387	0
MFS Capital Appreciation Portfolio S Class	08	2003	10.0000	11.2447	0

MFS Core Equity Portfolio S Class	01	2008	10.8668	6.5376	116,549
MFS Core Equity Portfolio S Class	01	2007	10.0000	10.8668	59,558

MFS Core Equity Portfolio S Class	02	2008	10.8485	6.5133	90,467
MFS Core Equity Portfolio S Class	02	2007	10.0000	10.8485	77,580

MFS Core Equity Portfolio S Class	03	2008	10.8440	6.5072	2,029
MFS Core Equity Portfolio S Class	03	2007	10.0000	10.8440	2,029

MFS Core Equity Portfolio S Class	04	2008	10.8303	6.4890	53,748
MFS Core Equity Portfolio S Class	04	2007	10.0000	10.8303	47,799

MFS Core Equity Portfolio S Class	05	2008	10.8257	6.4830	0
MFS Core Equity Portfolio S Class	05	2007	10.0000	10.8257	0

MFS Core Equity Portfolio S Class	06	2008	10.8120	6.4648	0
MFS Core Equity Portfolio S Class	06	2007	10.0000	10.8120	0

MFS Core Equity Portfolio S Class	07	2008	10.8075	6.4587	0
MFS Core Equity Portfolio S Class	07	2007	10.0000	10.8075	0

MFS Core Equity Portfolio S Class	08	2008	10.7892	6.4345	0
MFS Core Equity Portfolio S Class	08	2007	10.0000	10.7892	0

MFS Emerging Markets Equity Portfolio S Class	01	2008	19.1053	8.4140	74,216
MFS Emerging Markets Equity Portfolio S Class	01	2007	14.3683	19.1053	68,124
MFS Emerging Markets Equity Portfolio S Class	01	2006	11.2521	14.3683	68,717
MFS Emerging Markets Equity Portfolio S Class	01	2005	10.0000	11.2521	2,071

MFS Emerging Markets Equity Portfolio S Class	02	2008	19.0212	8.3598	80,989
MFS Emerging Markets Equity Portfolio S Class	02	2007	14.3344	19.0212	67,034
MFS Emerging Markets Equity Portfolio S Class	02	2006	11.2483	14.3344	35,196
MFS Emerging Markets Equity Portfolio S Class	02	2005	10.0000	11.2483	0

MFS Emerging Markets Equity Portfolio S Class	03	2008	19.0001	8.3463	0
MFS Emerging Markets Equity Portfolio S Class	03	2007	14.3259	19.0001	0
MFS Emerging Markets Equity Portfolio S Class	03	2006	11.2474	14.3259	0
MFS Emerging Markets Equity Portfolio S Class	03	2005	10.0000	11.2474	0

MFS Emerging Markets Equity Portfolio S Class	04	2008	18.9372	8.3058	26,139
MFS Emerging Markets Equity Portfolio S Class	04	2007	14.3004	18.9372	28,599
MFS Emerging Markets Equity Portfolio S Class	04	2006	11.2445	14.3004	22,993
MFS Emerging Markets Equity Portfolio S Class	04	2005	10.0000	11.2445	0

MFS Emerging Markets Equity Portfolio S Class	05	2008	18.9164	8.2924	0
MFS Emerging Markets Equity Portfolio S Class	05	2007	14.2920	18.9164	473
MFS Emerging Markets Equity Portfolio S Class	05	2006	11.2436	14.2920	607
MFS Emerging Markets Equity Portfolio S Class	05	2005	10.0000	11.2436	0

MFS Emerging Markets Equity Portfolio S Class	06	2008	18.8535	8.2521	1,749
MFS Emerging Markets Equity Portfolio S Class	06	2007	14.2665	18.8535	1,750
MFS Emerging Markets Equity Portfolio S Class	06	2006	11.2407	14.2665	1,829
MFS Emerging Markets Equity Portfolio S Class	06	2005	10.0000	11.2407	0

MFS Emerging Markets Equity Portfolio S Class	07	2008	18.8327	8.2387	0
MFS Emerging Markets Equity Portfolio S Class	07	2007	14.2581	18.8327	287
MFS Emerging Markets Equity Portfolio S Class	07	2006	11.2398	14.2581	0
MFS Emerging Markets Equity Portfolio S Class	07	2005	10.0000	11.2398	0

MFS Emerging Markets Equity Portfolio S Class	08	2008	18.7492	8.1853	0
MFS Emerging Markets Equity Portfolio S Class	08	2007	14.2241	18.7492	0
MFS Emerging Markets Equity Portfolio S Class	08	2006	11.2360	14.2241	0
MFS Emerging Markets Equity Portfolio S Class	08	2005	10.0000	11.2360	0

MFS Global Growth Portfolio S Class	01	2008	20.4716	12.2608	6,460
MFS Global Growth Portfolio S Class	01	2007	18.4252	20.4716	6,376
MFS Global Growth Portfolio S Class	01	2006	16.0191	18.4252	5,532
MFS Global Growth Portfolio S Class	01	2005	14.8497	16.0191	4,027
MFS Global Growth Portfolio S Class	01	2004	13.0899	14.8497	5,494
MFS Global Growth Portfolio S Class	01	2003	9.8544	13.0899	4,545
MFS Global Growth Portfolio S Class	01	2002	10.0000	9.8544	0

MFS Global Growth Portfolio S Class	02	2008	20.2562	12.1069	5,500
MFS Global Growth Portfolio S Class	02	2007	18.2687	20.2562	5,615
MFS Global Growth Portfolio S Class	02	2006	15.9153	18.2687	5,832
MFS Global Growth Portfolio S Class	02	2005	14.7835	15.9153	4,238
MFS Global Growth Portfolio S Class	02	2004	13.0581	14.7835	4,022
MFS Global Growth Portfolio S Class	02	2003	9.8505	13.0581	5,692
MFS Global Growth Portfolio S Class	02	2002	10.0000	9.8505	0

MFS Global Growth Portfolio S Class	03	2008	20.2025	12.0686	0
MFS Global Growth Portfolio S Class	03	2007	18.2296	20.2025	0
MFS Global Growth Portfolio S Class	03	2006	15.8893	18.2296	285
MFS Global Growth Portfolio S Class	03	2005	14.7669	15.8893	3,914
MFS Global Growth Portfolio S Class	03	2004	13.0502	14.7669	4,217
MFS Global Growth Portfolio S Class	03	2003	9.8495	13.0502	4,535
MFS Global Growth Portfolio S Class	03	2002	10.0000	9.8495	0

MFS Global Growth Portfolio S Class	04	2008	20.0422	11.9544	18,366
MFS Global Growth Portfolio S Class	04	2007	18.1129	20.0422	17,606
MFS Global Growth Portfolio S Class	04	2006	15.8117	18.1129	21,346
MFS Global Growth Portfolio S Class	04	2005	14.7173	15.8117	23,325
MFS Global Growth Portfolio S Class	04	2004	13.0263	14.7173	27,086
MFS Global Growth Portfolio S Class	04	2003	9.8466	13.0263	39,465
MFS Global Growth Portfolio S Class	04	2002	10.0000	9.8466	0

MFS Global Growth Portfolio S Class	05	2008	19.9895	11.9169	0
MFS Global Growth Portfolio S Class	05	2007	18.0744	19.9895	0
MFS Global Growth Portfolio S Class	05	2006	15.7862	18.0744	0
MFS Global Growth Portfolio S Class	05	2005	14.7009	15.7862	0
MFS Global Growth Portfolio S Class	05	2004	13.0184	14.7009	0
MFS Global Growth Portfolio S Class	05	2003	9.8456	13.0184	0
MFS Global Growth Portfolio S Class	05	2002	10.0000	9.8456	0

MFS Global Growth Portfolio S Class	06	2008	19.8305	11.8039	0
MFS Global Growth Portfolio S Class	06	2007	17.9584	19.8305	0
MFS Global Growth Portfolio S Class	06	2006	15.7089	17.9584	0
MFS Global Growth Portfolio S Class	06	2005	14.6514	15.7089	0
MFS Global Growth Portfolio S Class	06	2004	12.9946	14.6514	0
MFS Global Growth Portfolio S Class	06	2003	9.8427	12.9946	2,023
MFS Global Growth Portfolio S Class	06	2002	10.0000	9.8427	0

MFS Global Growth Portfolio S Class	07	2008	18.8656	11.2238	0
MFS Global Growth Portfolio S Class	07	2007	17.0934	18.8656	0
MFS Global Growth Portfolio S Class	07	2006	14.9599	17.0934	0
MFS Global Growth Portfolio S Class	07	2005	13.9599	14.9599	0
MFS Global Growth Portfolio S Class	07	2004	12.3876	13.9599	0
MFS Global Growth Portfolio S Class	07	2003	10.0000	12.3876	0

MFS Global Growth Portfolio S Class	08	2008	18.6870	11.0946	0
MFS Global Growth Portfolio S Class	08	2007	16.9665	18.6870	0
MFS Global Growth Portfolio S Class	08	2006	14.8792	16.9665	0
MFS Global Growth Portfolio S Class	08	2005	13.9130	14.8792	0
MFS Global Growth Portfolio S Class	08	2004	12.3714	13.9130	0
MFS Global Growth Portfolio S Class	08	2003	10.0000	12.3714	0

MFS Global Research Portfolio (Service Class)	01	2008	17.1481	10.6917	17,037
MFS Global Research Portfolio (Service Class)	01	2007	15.4435	17.1481	16,852
MFS Global Research Portfolio (Service Class)	01	2006	14.2403	15.4435	14,873
MFS Global Research Portfolio (Service Class)	01	2005	13.4490	14.2403	7,813
MFS Global Research Portfolio (Service Class)	01	2004	11.8421	13.4490	5,069
MFS Global Research Portfolio (Service Class)	01	2003	9.6364	11.8421	3,717
MFS Global Research Portfolio (Service Class)	01	2002	10.0000	9.6364	0

MFS Global Research Portfolio (Service Class)	02	2008	16.9676	10.5576	15,087
MFS Global Research Portfolio (Service Class)	02	2007	15.3123	16.9676	14,831
MFS Global Research Portfolio (Service Class)	02	2006	14.1480	15.3123	16,656
MFS Global Research Portfolio (Service Class)	02	2005	13.3890	14.1480	10,801
MFS Global Research Portfolio (Service Class)	02	2004	11.8133	13.3890	6,628
MFS Global Research Portfolio (Service Class)	02	2003	9.6326	11.8133	5,815
MFS Global Research Portfolio (Service Class)	02	2002	10.0000	9.6326	0

MFS Global Research Portfolio (Service Class)	03	2008	16.9226	10.5242	0
MFS Global Research Portfolio (Service Class)	03	2007	15.2795	16.9226	0
MFS Global Research Portfolio (Service Class)	03	2006	14.1249	15.2795	0
MFS Global Research Portfolio (Service Class)	03	2005	13.3740	14.1249	0
MFS Global Research Portfolio (Service Class)	03	2004	11.8061	13.3740	0
MFS Global Research Portfolio (Service Class)	03	2003	9.6316	11.8061	0
MFS Global Research Portfolio (Service Class)	03	2002	10.0000	9.6316	0

MFS Global Research Portfolio (Service Class)	04	2008	16.7883	10.4246	55,308
MFS Global Research Portfolio (Service Class)	04	2007	15.1817	16.7883	16,249
MFS Global Research Portfolio (Service Class)	04	2006	14.0559	15.1817	15,687
MFS Global Research Portfolio (Service Class)	04	2005	13.3291	14.0559	9,175
MFS Global Research Portfolio (Service Class)	04	2004	11.7845	13.3291	9,849
MFS Global Research Portfolio (Service Class)	04	2003	9.6288	11.7845	1,700
MFS Global Research Portfolio (Service Class)	04	2002	10.0000	9.6288	0

MFS Global Research Portfolio (Service Class)	05	2008	16.7441	10.3918	0
MFS Global Research Portfolio (Service Class)	05	2007	15.1494	16.7441	0
MFS Global Research Portfolio (Service Class)	05	2006	14.0332	15.1494	0
MFS Global Research Portfolio (Service Class)	05	2005	13.3142	14.0332	0
MFS Global Research Portfolio (Service Class)	05	2004	11.7774	13.3142	0
MFS Global Research Portfolio (Service Class)	05	2003	9.6278	11.7774	0
MFS Global Research Portfolio (Service Class)	05	2002	10.0000	9.6278	0

MFS Global Research Portfolio (Service Class)	06	2008	16.6110	10.2933	0
MFS Global Research Portfolio (Service Class)	06	2007	15.0522	16.6110	0
MFS Global Research Portfolio (Service Class)	06	2006	13.9645	15.0522	0
MFS Global Research Portfolio (Service Class)	06	2005	13.2693	13.9645	0
MFS Global Research Portfolio (Service Class)	06	2004	11.7558	13.2693	0
MFS Global Research Portfolio (Service Class)	06	2003	9.6249	11.7558	0
MFS Global Research Portfolio (Service Class)	06	2002	10.0000	9.6249	0

MFS Global Research Portfolio (Service Class)	07	2008	16.2214	10.0467	0
MFS Global Research Portfolio (Service Class)	07	2007	14.7067	16.2214	0
MFS Global Research Portfolio (Service Class)	07	2006	13.6510	14.7067	0
MFS Global Research Portfolio (Service Class)	07	2005	12.9781	13.6510	0
MFS Global Research Portfolio (Service Class)	07	2004	11.5036	12.9781	0
MFS Global Research Portfolio (Service Class)	07	2003	10.0000	11.5036	0

MFS Global Research Portfolio (Service Class)	08	2008	16.0678	9.9311	0
MFS Global Research Portfolio (Service Class)	08	2007	14.5975	16.0678	0
MFS Global Research Portfolio (Service Class)	08	2006	13.5773	14.5975	0
MFS Global Research Portfolio (Service Class)	08	2005	12.9345	13.5773	0
MFS Global Research Portfolio (Service Class)	08	2004	11.4886	12.9345	0
MFS Global Research Portfolio (Service Class)	08	2003	10.0000	11.4886	0

MFS Government Securities Portfolio S Class	01	2008	11.1715	11.8920	1,353,897
MFS Government Securities Portfolio S Class	01	2007	10.6314	11.1715	1,258,195
MFS Government Securities Portfolio S Class	01	2006	10.4517	10.6314	1,167,741
MFS Government Securities Portfolio S Class	01	2005	10.4228	10.4517	682,503
MFS Government Securities Portfolio S Class	01	2004	10.2399	10.4228	377,610
MFS Government Securities Portfolio S Class	01	2003	10.2258	10.2399	122,533
MFS Government Securities Portfolio S Class	01	2002	10.0000	10.2258	0

MFS Government Securities Portfolio S Class	02	2008	11.0539	11.7428	1,158,216
MFS Government Securities Portfolio S Class	02	2007	10.5410	11.0539	1,337,245
MFS Government Securities Portfolio S Class	02	2006	10.3839	10.5410	1,192,049
MFS Government Securities Portfolio S Class	02	2005	10.3763	10.3839	621,129
MFS Government Securities Portfolio S Class	02	2004	10.2150	10.3763	298,286
MFS Government Securities Portfolio S Class	02	2003	10.2218	10.2150	114,831
MFS Government Securities Portfolio S Class	02	2002	10.0000	10.2218	0

MFS Government Securities Portfolio S Class	03	2008	11.0246	11.7057	77,213
MFS Government Securities Portfolio S Class	03	2007	10.5184	11.0246	106,844
MFS Government Securities Portfolio S Class	03	2006	10.3670	10.5184	103,226
MFS Government Securities Portfolio S Class	03	2005	10.3646	10.3670	83,551
MFS Government Securities Portfolio S Class	03	2004	10.2088	10.3646	47,417
MFS Government Securities Portfolio S Class	03	2003	10.2208	10.2088	7,132
MFS Government Securities Portfolio S Class	03	2002	10.0000	10.2208	0

MFS Government Securities Portfolio S Class	04	2008	10.9371	11.5949	626,427
MFS Government Securities Portfolio S Class	04	2007	10.4510	10.9371	818,982
MFS Government Securities Portfolio S Class	04	2006	10.3163	10.4510	845,418
MFS Government Securities Portfolio S Class	04	2005	10.3298	10.3163	598,142
MFS Government Securities Portfolio S Class	04	2004	10.1901	10.3298	431,650
MFS Government Securities Portfolio S Class	04	2003	10.2177	10.1901	241,567
MFS Government Securities Portfolio S Class	04	2002	10.0000	10.2177	0

MFS Government Securities Portfolio S Class	05	2008	10.9083	11.5585	9,794
MFS Government Securities Portfolio S Class	05	2007	10.4289	10.9083	11,868
MFS Government Securities Portfolio S Class	05	2006	10.2996	10.4289	7,264
MFS Government Securities Portfolio S Class	05	2005	10.3183	10.2996	2,187
MFS Government Securities Portfolio S Class	05	2004	10.1840	10.3183	403
MFS Government Securities Portfolio S Class	05	2003	10.2167	10.1840	0
MFS Government Securities Portfolio S Class	05	2002	10.0000	10.2167	0

MFS Government Securities Portfolio S Class	06	2008	10.8215	11.4489	85,197
MFS Government Securities Portfolio S Class	06	2007	10.3619	10.8215	134,156
MFS Government Securities Portfolio S Class	06	2006	10.2492	10.3619	145,087
MFS Government Securities Portfolio S Class	06	2005	10.2835	10.2492	161,854
MFS Government Securities Portfolio S Class	06	2004	10.1653	10.2835	148,241
MFS Government Securities Portfolio S Class	06	2003	10.2137	10.1653	57,279
MFS Government Securities Portfolio S Class	06	2002	10.0000	10.2137	0

MFS Government Securities Portfolio S Class	07	2008	10.4636	11.0646	102,018
MFS Government Securities Portfolio S Class	07	2007	10.0244	10.4636	190,585
MFS Government Securities Portfolio S Class	07	2006	9.9204	10.0244	210,515
MFS Government Securities Portfolio S Class	07	2005	9.9586	9.9204	197,901
MFS Government Securities Portfolio S Class	07	2004	9.8492	9.9586	185,283
MFS Government Securities Portfolio S Class	07	2003	10.0000	9.8492	84,578

MFS Government Securities Portfolio S Class	08	2008	10.3645	10.9373	8,524
MFS Government Securities Portfolio S Class	08	2007	9.9499	10.3645	14,818
MFS Government Securities Portfolio S Class	08	2006	9.8668	9.9499	16,406
MFS Government Securities Portfolio S Class	08	2005	9.9252	9.8668	16,775
MFS Government Securities Portfolio S Class	08	2004	9.8363	9.9252	16,501
MFS Government Securities Portfolio S Class	08	2003	10.0000	9.8363	2,412

MFS Growth Portfolio	01	2008	18.4210	11.3112	30,806
MFS Growth Portfolio	01	2007	15.4885	18.4210	31,451
MFS Growth Portfolio	01	2006	14.6296	15.4885	21,343
MFS Growth Portfolio	01	2005	13.6659	14.6296	14,875
MFS Growth Portfolio	01	2004	12.3073	13.6659	18,594
MFS Growth Portfolio	01	2003	9.5471	12.3073	6,480
MFS Growth Portfolio	01	2002	10.0000	9.5471	0

MFS Growth Portfolio	02	2008	18.2271	11.1693	51,327
MFS Growth Portfolio	02	2007	15.3569	18.2271	53,008
MFS Growth Portfolio	02	2006	14.5348	15.3569	57,733
MFS Growth Portfolio	02	2005	13.6049	14.5348	52,198
MFS Growth Portfolio	02	2004	12.2774	13.6049	47,202
MFS Growth Portfolio	02	2003	9.5434	12.2774	9,419
MFS Growth Portfolio	02	2002	10.0000	9.5434	0

MFS Growth Portfolio	03	2008	18.1788	11.1339	0
MFS Growth Portfolio	03	2007	15.3240	18.1788	0
MFS Growth Portfolio	03	2006	14.5111	15.3240	0
MFS Growth Portfolio	03	2005	13.5896	14.5111	561
MFS Growth Portfolio	03	2004	12.2699	13.5896	596
MFS Growth Portfolio	03	2003	9.5424	12.2699	619
MFS Growth Portfolio	03	2002	10.0000	9.5424	0

MFS Growth Portfolio	04	2008	18.0346	11.0286	14,368
MFS Growth Portfolio	04	2007	15.2259	18.0346	60,997
MFS Growth Portfolio	04	2006	14.4402	15.2259	15,150
MFS Growth Portfolio	04	2005	13.5439	14.4402	16,188
MFS Growth Portfolio	04	2004	12.2475	13.5439	21,562
MFS Growth Portfolio	04	2003	9.5396	12.2475	9,502
MFS Growth Portfolio	04	2002	10.0000	9.5396	0

MFS Growth Portfolio	05	2008	17.9871	10.9939	0
MFS Growth Portfolio	05	2007	15.1935	17.9871	0
MFS Growth Portfolio	05	2006	14.4169	15.1935	0
MFS Growth Portfolio	05	2005	13.5289	14.4169	0
MFS Growth Portfolio	05	2004	12.2401	13.5289	0
MFS Growth Portfolio	05	2003	9.5386	12.2401	0
MFS Growth Portfolio	05	2002	10.0000	9.5386	0

MFS Growth Portfolio	06	2008	17.8440	10.8897	0
MFS Growth Portfolio	06	2007	15.0960	17.8440	1,903
MFS Growth Portfolio	06	2006	14.3463	15.0960	1,896
MFS Growth Portfolio	06	2005	13.4833	14.3463	0
MFS Growth Portfolio	06	2004	12.2176	13.4833	0
MFS Growth Portfolio	06	2003	9.5358	12.2176	0
MFS Growth Portfolio	06	2002	10.0000	9.5358	0

MFS Growth Portfolio	07	2008	16.7752	10.2321	0
MFS Growth Portfolio	07	2007	14.1990	16.7752	0
MFS Growth Portfolio	07	2006	13.5008	14.1990	0
MFS Growth Portfolio	07	2005	12.6951	13.5008	0
MFS Growth Portfolio	07	2004	11.5093	12.6951	0
MFS Growth Portfolio	07	2003	10.0000	11.5093	0

MFS Growth Portfolio	08	2008	16.6162	10.1143	0
MFS Growth Portfolio	08	2007	14.0936	16.6162	0
MFS Growth Portfolio	08	2006	13.4279	14.0936	0
MFS Growth Portfolio	08	2005	12.6524	13.4279	0
MFS Growth Portfolio	08	2004	11.4943	12.6524	0
MFS Growth Portfolio	08	2003	10.0000	11.4943	0

MFS High Yield Portfolio S Class	01	2008	14.7167	10.1774	532,751
MFS High Yield Portfolio S Class	01	2007	14.7422	14.7167	494,003
MFS High Yield Portfolio S Class	01	2006	13.6277	14.7422	297,073
MFS High Yield Portfolio S Class	01	2005	13.5996	13.6277	213,926
MFS High Yield Portfolio S Class	01	2004	12.6501	13.5996	143,294
MFS High Yield Portfolio S Class	01	2003	10.6171	12.6501	89,925
MFS High Yield Portfolio S Class	01	2002	10.0000	10.6171	0

MFS High Yield Portfolio S Class	02	2008	14.5617	10.0497	484,584
MFS High Yield Portfolio S Class	02	2007	14.6169	14.5617	489,018
MFS High Yield Portfolio S Class	02	2006	13.5394	14.6169	316,622
MFS High Yield Portfolio S Class	02	2005	13.5389	13.5394	194,124
MFS High Yield Portfolio S Class	02	2004	12.6194	13.5389	132,593
MFS High Yield Portfolio S Class	02	2003	10.6129	12.6194	451,013
MFS High Yield Portfolio S Class	02	2002	10.0000	10.6129	0

MFS High Yield Portfolio S Class	03	2008	14.5231	10.0179	28,286
MFS High Yield Portfolio S Class	03	2007	14.5856	14.5231	26,051
MFS High Yield Portfolio S Class	03	2006	13.5173	14.5856	18,478
MFS High Yield Portfolio S Class	03	2005	13.5237	13.5173	17,756
MFS High Yield Portfolio S Class	03	2004	12.6117	13.5237	11,883
MFS High Yield Portfolio S Class	03	2003	10.6118	12.6117	973
MFS High Yield Portfolio S Class	03	2002	10.0000	10.6118	0

MFS High Yield Portfolio S Class	04	2008	14.4079	9.9232	224,894
MFS High Yield Portfolio S Class	04	2007	14.4923	14.4079	224,278
MFS High Yield Portfolio S Class	04	2006	13.4513	14.4923	182,359
MFS High Yield Portfolio S Class	04	2005	13.4783	13.4513	154,872
MFS High Yield Portfolio S Class	04	2004	12.5886	13.4783	115,695
MFS High Yield Portfolio S Class	04	2003	10.6087	12.5886	122,759
MFS High Yield Portfolio S Class	04	2002	10.0000	10.6087	4,880

MFS High Yield Portfolio S Class	05	2008	14.3700	9.8920	4,853
MFS High Yield Portfolio S Class	05	2007	14.4615	14.3700	3,748
MFS High Yield Portfolio S Class	05	2006	13.4295	14.4615	1,522
MFS High Yield Portfolio S Class	05	2005	13.4632	13.4295	203
MFS High Yield Portfolio S Class	05	2004	12.5810	13.4632	0
MFS High Yield Portfolio S Class	05	2003	10.6076	12.5810	0
MFS High Yield Portfolio S Class	05	2002	10.0000	10.6076	0

MFS High Yield Portfolio S Class	06	2008	14.2557	9.7982	27,917
MFS High Yield Portfolio S Class	06	2007	14.3687	14.2557	31,822
MFS High Yield Portfolio S Class	06	2006	13.3638	14.3687	32,773
MFS High Yield Portfolio S Class	06	2005	13.4179	13.3638	32,874
MFS High Yield Portfolio S Class	06	2004	12.5579	13.4179	30,370
MFS High Yield Portfolio S Class	06	2003	10.6044	12.5579	7,664
MFS High Yield Portfolio S Class	06	2002	10.0000	10.6044	0

MFS High Yield Portfolio S Class	07	2008	12.3543	8.4870	35,023
MFS High Yield Portfolio S Class	07	2007	12.4586	12.3543	37,289
MFS High Yield Portfolio S Class	07	2006	11.5932	12.4586	41,021
MFS High Yield Portfolio S Class	07	2005	11.6461	11.5932	42,942
MFS High Yield Portfolio S Class	07	2004	10.9052	11.6461	41,027
MFS High Yield Portfolio S Class	07	2003	10.0000	10.9052	15,220

MFS High Yield Portfolio S Class	08	2008	12.2373	8.3893	2,726
MFS High Yield Portfolio S Class	08	2007	12.3660	12.2373	2,807
MFS High Yield Portfolio S Class	08	2006	11.5306	12.3660	3,063
MFS High Yield Portfolio S Class	08	2005	11.6069	11.5306	4,463
MFS High Yield Portfolio S Class	08	2004	10.8910	11.6069	4,508
MFS High Yield Portfolio S Class	08	2003	10.0000	10.8910	392

MFS International Growth Portfolio S Class	01	2008	11.7937	6.9601	103,690
MFS International Growth Portfolio S Class	01	2007	10.0000	11.7937	42,942

MFS International Growth Portfolio S Class	02	2008	11.7739	6.9342	32,726
MFS International Growth Portfolio S Class	02	2007	10.0000	11.7739	20,931

MFS International Growth Portfolio S Class	03	2008	11.7689	6.9277	0
MFS International Growth Portfolio S Class	03	2007	10.0000	11.7689	0

MFS International Growth Portfolio S Class	04	2008	11.7541	6.9083	41,661
MFS International Growth Portfolio S Class	04	2007	10.0000	11.7541	37,484

MFS International Growth Portfolio S Class	05	2008	11.7492	6.9019	0
MFS International Growth Portfolio S Class	05	2007	10.0000	11.7492	0

MFS International Growth Portfolio S Class	06	2008	11.7343	6.8825	0
MFS International Growth Portfolio S Class	06	2007	10.0000	11.7343	1,742

MFS International Growth Portfolio S Class	07	2008	11.7293	6.8761	0
MFS International Growth Portfolio S Class	07	2007	10.0000	11.7293	0

MFS International Growth Portfolio S Class	08	2008	11.7095	6.8503	0
MFS International Growth Portfolio S Class	08	2007	10.0000	11.7095	0

MFS International Value Portfolio S Class	01	2008	10.8868	7.3221	2,169,328
MFS International Value Portfolio S Class	01	2007	10.0000	10.8868	1,843,705

MFS International Value Portfolio S Class	02	2008	10.8685	7.2948	1,674,663
MFS International Value Portfolio S Class	02	2007	10.0000	10.8685	1,489,635

MFS International Value Portfolio S Class	03	2008	10.8639	7.2880	31,615
MFS International Value Portfolio S Class	03	2007	10.0000	10.8639	25,124

MFS International Value Portfolio S Class	04	2008	10.8502	7.2676	471,184
MFS International Value Portfolio S Class	04	2007	10.0000	10.8502	283,182

MFS International Value Portfolio S Class	05	2008	10.8457	7.2609	0
MFS International Value Portfolio S Class	05	2007	10.0000	10.8457	0

MFS International Value Portfolio S Class	06	2008	10.8319	7.2405	0
MFS International Value Portfolio S Class	06	2007	10.0000	10.8319	0

MFS International Value Portfolio S Class	07	2008	10.8274	7.2337	2,623
MFS International Value Portfolio S Class	07	2007	10.0000	10.8274	1,616

MFS International Value Portfolio S Class	08	2008	10.8091	7.2066	0
MFS International Value Portfolio S Class	08	2007	10.0000	10.8091	0

MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2008	14.3104	8.8122	105,035
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2007	13.0852	14.3104	131,405
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2006	12.3920	13.0852	62,627
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2005	12.1028	12.3920	59,928
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2004	11.2591	12.1028	50,471
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2003	9.3236	11.2591	18,177
MFS Massachusetts Investors Growth Stock Portfolio S Class	01	2002	10.0000	9.3236	2,080

MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2008	14.1597	8.7015	226,945
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2007	12.9739	14.1597	289,710
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2006	12.3116	12.9739	185,323
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2005	12.0487	12.3116	177,706
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2004	11.2317	12.0487	206,468
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2003	9.3199	11.2317	43,217
MFS Massachusetts Investors Growth Stock Portfolio S Class	02	2002	10.0000	9.3199	0

MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2008	14.1222	8.6740	6,993
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2007	12.9462	14.1222	24,246
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2006	12.2915	12.9462	38,293
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2005	12.0352	12.2915	30,841
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2004	11.2249	12.0352	25,143
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2003	9.3190	11.2249	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	03	2002	10.0000	9.3190	0

MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2008	14.0101	8.5919	113,887
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2007	12.8633	14.0101	161,541
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2006	12.2315	12.8633	148,922
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2005	11.9948	12.2315	145,584
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2004	11.2044	11.9948	147,651
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2003	9.3162	11.2044	119,117
MFS Massachusetts Investors Growth Stock Portfolio S Class	04	2002	10.0000	9.3162	5,224

MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2008	13.9732	8.5649	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2007	12.8360	13.9732	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2006	12.2117	12.8360	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2005	11.9814	12.2117	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2004	11.1976	11.9814	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2003	9.3152	11.1976	0
MFS Massachusetts Investors Growth Stock Portfolio S Class	05	2002	10.0000	9.3152	0

MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2008	13.8621	8.4837	26,098
MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2007	12.7536	13.8621	23,153
MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2006	12.1519	12.7536	13,781
MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2005	11.9410	12.1519	15,686
MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2004	11.1770	11.9410	13,013
MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2003	9.3125	11.1770	8,798
MFS Massachusetts Investors Growth Stock Portfolio S Class	06	2002	10.0000	9.3125	0

MFS Massachusetts Investors Growth Stock Portfolio S Class	07	2008	13.7145	8.3891	39,143
MFS Massachusetts Investors Growth Stock Portfolio S Class	07	2007	12.6243	13.7145	72,634
MFS Massachusetts Investors Growth Stock Portfolio S Class	07	2006	12.0349	12.6243	61,102
MFS Massachusetts Investors Growth Stock Portfolio S Class	07	2005	11.8320	12.0349	61,359
MFS Massachusetts Investors Growth Stock Portfolio S Class	07	2004	11.0807	11.8320	62,201
MFS Massachusetts Investors Growth Stock Portfolio S Class	07	2003	10.0000	11.0807	64,890

MFS Massachusetts Investors Growth Stock Portfolio S Class	08	2008	13.5846	8.2925	79
MFS Massachusetts Investors Growth Stock Portfolio S Class	08	2007	12.5305	13.5846	2,400
MFS Massachusetts Investors Growth Stock Portfolio S Class	08	2006	11.9700	12.5305	2,157
MFS Massachusetts Investors Growth Stock Portfolio S Class	08	2005	11.7923	11.9700	2,291
MFS Massachusetts Investors Growth Stock Portfolio S Class	08	2004	11.0662	11.7923	2,420
MFS Massachusetts Investors Growth Stock Portfolio S Class	08	2003	10.0000	11.0662	2,389

MFS Mid Cap Growth Portfolio S Class	01	2008	16.4360	7.8459	31,811
MFS Mid Cap Growth Portfolio S Class	01	2007	15.2589	16.4360	27,028
MFS Mid Cap Growth Portfolio S Class	01	2006	15.1886	15.2589	28,298
MFS Mid Cap Growth Portfolio S Class	01	2005	15.0329	15.1886	31,564
MFS Mid Cap Growth Portfolio S Class	01	2004	13.3819	15.0329	36,129
MFS Mid Cap Growth Portfolio S Class	01	2003	9.9126	13.3819	30,889
MFS Mid Cap Growth Portfolio S Class	01	2002	10.0000	9.9126	0

MFS Mid Cap Growth Portfolio S Class	02	2008	16.2630	7.7474	13,393
MFS Mid Cap Growth Portfolio S Class	02	2007	15.1292	16.2630	28,538
MFS Mid Cap Growth Portfolio S Class	02	2006	15.0902	15.1292	33,860
MFS Mid Cap Growth Portfolio S Class	02	2005	14.9658	15.0902	20,530
MFS Mid Cap Growth Portfolio S Class	02	2004	13.3494	14.9658	23,324
MFS Mid Cap Growth Portfolio S Class	02	2003	9.9087	13.3494	31,161
MFS Mid Cap Growth Portfolio S Class	02	2002	10.0000	9.9087	0

MFS Mid Cap Growth Portfolio S Class	03	2008	16.2198	7.7229	3,801
MFS Mid Cap Growth Portfolio S Class	03	2007	15.0969	16.2198	5,551
MFS Mid Cap Growth Portfolio S Class	03	2006	15.0656	15.0969	6,486
MFS Mid Cap Growth Portfolio S Class	03	2005	14.9491	15.0656	7,773
MFS Mid Cap Growth Portfolio S Class	03	2004	13.3413	14.9491	7,816
MFS Mid Cap Growth Portfolio S Class	03	2003	9.9077	13.3413	4,012
MFS Mid Cap Growth Portfolio S Class	03	2002	10.0000	9.9077	0

MFS Mid Cap Growth Portfolio S Class	04	2008	16.0912	7.6498	22,938
MFS Mid Cap Growth Portfolio S Class	04	2007	15.0002	16.0912	24,413
MFS Mid Cap Growth Portfolio S Class	04	2006	14.9920	15.0002	30,320
MFS Mid Cap Growth Portfolio S Class	04	2005	14.8988	14.9920	36,851
MFS Mid Cap Growth Portfolio S Class	04	2004	13.3169	14.8988	44,325
MFS Mid Cap Growth Portfolio S Class	04	2003	9.9047	13.3169	79,798
MFS Mid Cap Growth Portfolio S Class	04	2002	10.0000	9.9047	0

MFS Mid Cap Growth Portfolio S Class	05	2008	16.0488	7.6258	0
MFS Mid Cap Growth Portfolio S Class	05	2007	14.9683	16.0488	0
MFS Mid Cap Growth Portfolio S Class	05	2006	14.9677	14.9683	0
MFS Mid Cap Growth Portfolio S Class	05	2005	14.8822	14.9677	0
MFS Mid Cap Growth Portfolio S Class	05	2004	13.3089	14.8822	0
MFS Mid Cap Growth Portfolio S Class	05	2003	9.9037	13.3089	0
MFS Mid Cap Growth Portfolio S Class	05	2002	10.0000	9.9037	0

MFS Mid Cap Growth Portfolio S Class	06	2008	15.9211	7.5534	7,722
MFS Mid Cap Growth Portfolio S Class	06	2007	14.8722	15.9211	5,117
MFS Mid Cap Growth Portfolio S Class	06	2006	14.8945	14.8722	5,326
MFS Mid Cap Growth Portfolio S Class	06	2005	14.8321	14.8945	6,251
MFS Mid Cap Growth Portfolio S Class	06	2004	13.2845	14.8321	7,714
MFS Mid Cap Growth Portfolio S Class	06	2003	9.9008	13.2845	8,254
MFS Mid Cap Growth Portfolio S Class	06	2002	10.0000	9.9008	0

MFS Mid Cap Growth Portfolio S Class	07	2008	14.5523	6.9004	11,684
MFS Mid Cap Growth Portfolio S Class	07	2007	13.6005	14.5523	11,102
MFS Mid Cap Growth Portfolio S Class	07	2006	13.6278	13.6005	12,131
MFS Mid Cap Growth Portfolio S Class	07	2005	13.5776	13.6278	14,491
MFS Mid Cap Growth Portfolio S Class	07	2004	12.1671	13.5776	15,836
MFS Mid Cap Growth Portfolio S Class	07	2003	10.0000	12.1671	13,678

MFS Mid Cap Growth Portfolio S Class	08	2008	14.4144	6.8209	0
MFS Mid Cap Growth Portfolio S Class	08	2007	13.4994	14.4144	166
MFS Mid Cap Growth Portfolio S Class	08	2006	13.5543	13.4994	337
MFS Mid Cap Growth Portfolio S Class	08	2005	13.5320	13.5543	336
MFS Mid Cap Growth Portfolio S Class	08	2004	12.1513	13.5320	351
MFS Mid Cap Growth Portfolio S Class	08	2003	10.0000	12.1513	353

MFS Mid Cap Value Portfolio S Class	01	2008	17.9782	10.1930	25,197
MFS Mid Cap Value Portfolio S Class	01	2007	18.0015	17.9782	25,556
MFS Mid Cap Value Portfolio S Class	01	2006	16.4956	18.0015	25,452
MFS Mid Cap Value Portfolio S Class	01	2005	15.6236	16.4956	30,466
MFS Mid Cap Value Portfolio S Class	01	2004	13.0548	15.6236	35,881
MFS Mid Cap Value Portfolio S Class	01	2003	10.0682	13.0548	35,889
MFS Mid Cap Value Portfolio S Class	01	2002	10.0000	10.0682	0

MFS Mid Cap Value Portfolio S Class	02	2008	17.7890	10.0651	16,734
MFS Mid Cap Value Portfolio S Class	02	2007	17.8485	17.7890	16,597
MFS Mid Cap Value Portfolio S Class	02	2006	16.3887	17.8485	20,697
MFS Mid Cap Value Portfolio S Class	02	2005	15.5538	16.3887	23,397
MFS Mid Cap Value Portfolio S Class	02	2004	13.0232	15.5538	25,211
MFS Mid Cap Value Portfolio S Class	02	2003	10.0642	13.0232	29,199
MFS Mid Cap Value Portfolio S Class	02	2002	10.0000	10.0642	0

MFS Mid Cap Value Portfolio S Class	03	2008	17.7418	10.0332	1,835
MFS Mid Cap Value Portfolio S Class	03	2007	17.8103	17.7418	3,739
MFS Mid Cap Value Portfolio S Class	03	2006	16.3620	17.8103	4,317
MFS Mid Cap Value Portfolio S Class	03	2005	15.5364	16.3620	9,950
MFS Mid Cap Value Portfolio S Class	03	2004	13.0152	15.5364	10,637
MFS Mid Cap Value Portfolio S Class	03	2003	10.0632	13.0152	7,551
MFS Mid Cap Value Portfolio S Class	03	2002	10.0000	10.0632	0

MFS Mid Cap Value Portfolio S Class	04	2008	17.6011	9.9383	20,901
MFS Mid Cap Value Portfolio S Class	04	2007	17.6963	17.6011	27,647
MFS Mid Cap Value Portfolio S Class	04	2006	16.2821	17.6963	30,632
MFS Mid Cap Value Portfolio S Class	04	2005	15.4842	16.2821	33,895
MFS Mid Cap Value Portfolio S Class	04	2004	12.9914	15.4842	36,554
MFS Mid Cap Value Portfolio S Class	04	2003	10.0602	12.9914	56,561
MFS Mid Cap Value Portfolio S Class	04	2002	10.0000	10.0602	0

MFS Mid Cap Value Portfolio S Class	05	2008	17.5547	9.9071	0
MFS Mid Cap Value Portfolio S Class	05	2007	17.6587	17.5547	0
MFS Mid Cap Value Portfolio S Class	05	2006	16.2557	17.6587	0
MFS Mid Cap Value Portfolio S Class	05	2005	15.4669	16.2557	0
MFS Mid Cap Value Portfolio S Class	05	2004	12.9836	15.4669	0
MFS Mid Cap Value Portfolio S Class	05	2003	10.0592	12.9836	0
MFS Mid Cap Value Portfolio S Class	05	2002	10.0000	10.0592	0

MFS Mid Cap Value Portfolio S Class	06	2008	17.4152	9.8131	5,897
MFS Mid Cap Value Portfolio S Class	06	2007	17.5454	17.4152	4,569
MFS Mid Cap Value Portfolio S Class	06	2006	16.1762	17.5454	4,467
MFS Mid Cap Value Portfolio S Class	06	2005	15.4149	16.1762	5,676
MFS Mid Cap Value Portfolio S Class	06	2004	12.9598	15.4149	7,357
MFS Mid Cap Value Portfolio S Class	06	2003	10.0562	12.9598	8,890
MFS Mid Cap Value Portfolio S Class	06	2002	10.0000	10.0562	0

MFS Mid Cap Value Portfolio S Class	07	2008	16.4911	9.2877	9,939
MFS Mid Cap Value Portfolio S Class	07	2007	16.6230	16.4911	10,664
MFS Mid Cap Value Portfolio S Class	07	2006	15.3335	16.6230	10,903
MFS Mid Cap Value Portfolio S Class	07	2005	14.6193	15.3335	12,913
MFS Mid Cap Value Portfolio S Class	07	2004	12.2972	14.6193	14,784
MFS Mid Cap Value Portfolio S Class	07	2003	10.0000	12.2972	14,103

MFS Mid Cap Value Portfolio S Class	08	2008	16.3349	9.1807	0
MFS Mid Cap Value Portfolio S Class	08	2007	16.4995	16.3349	146
MFS Mid Cap Value Portfolio S Class	08	2006	15.2508	16.4995	278
MFS Mid Cap Value Portfolio S Class	08	2005	14.5702	15.2508	299
MFS Mid Cap Value Portfolio S Class	08	2004	12.2812	14.5702	328
MFS Mid Cap Value Portfolio S Class	08	2003	10.0000	12.2812	365

MFS Money Market Portfolio S Class	01	2008	10.3410	10.3477	1,609,682
MFS Money Market Portfolio S Class	01	2007	10.0592	10.3410	1,518,240
MFS Money Market Portfolio S Class	01	2006	9.8077	10.0592	841,089
MFS Money Market Portfolio S Class	01	2005	9.7370	9.8077	555,637
MFS Money Market Portfolio S Class	01	2004	9.8493	9.7370	308,562
MFS Money Market Portfolio S Class	01	2003	9.9818	9.8493	35,369
MFS Money Market Portfolio S Class	01	2002	10.0000	9.9818	0

MFS Money Market Portfolio S Class	02	2008	10.2321	10.2178	1,237,811
MFS Money Market Portfolio S Class	02	2007	9.9737	10.2321	1,210,048
MFS Money Market Portfolio S Class	02	2006	9.7441	9.9737	1,051,929
MFS Money Market Portfolio S Class	02	2005	9.6935	9.7441	556,107
MFS Money Market Portfolio S Class	02	2004	9.8253	9.6935	397,959
MFS Money Market Portfolio S Class	02	2003	9.9779	9.8253	98,228
MFS Money Market Portfolio S Class	02	2002	10.0000	9.9779	0

MFS Money Market Portfolio S Class	03	2008	10.2049	10.1855	95,453
MFS Money Market Portfolio S Class	03	2007	9.9524	10.2049	162,803
MFS Money Market Portfolio S Class	03	2006	9.7282	9.9524	70,320
MFS Money Market Portfolio S Class	03	2005	9.6826	9.7282	58,953
MFS Money Market Portfolio S Class	03	2004	9.8193	9.6826	34,319
MFS Money Market Portfolio S Class	03	2003	9.9769	9.8193	470
MFS Money Market Portfolio S Class	03	2002	10.0000	9.9769	0

MFS Money Market Portfolio S Class	04	2008	10.1239	10.0892	1,009,946
MFS Money Market Portfolio S Class	04	2007	9.8886	10.1239	840,944
MFS Money Market Portfolio S Class	04	2006	9.6807	9.8886	653,786
MFS Money Market Portfolio S Class	04	2005	9.6501	9.6807	523,625
MFS Money Market Portfolio S Class	04	2004	9.8014	9.6501	318,642
MFS Money Market Portfolio S Class	04	2003	9.9739	9.8014	38,135
MFS Money Market Portfolio S Class	04	2002	10.0000	9.9739	0

MFS Money Market Portfolio S Class	05	2008	10.0973	10.0575	4,365
MFS Money Market Portfolio S Class	05	2007	9.8676	10.0973	6,966
MFS Money Market Portfolio S Class	05	2006	9.6650	9.8676	2,428
MFS Money Market Portfolio S Class	05	2005	9.6393	9.6650	465
MFS Money Market Portfolio S Class	05	2004	9.7954	9.6393	0
MFS Money Market Portfolio S Class	05	2003	9.9729	9.7954	0
MFS Money Market Portfolio S Class	05	2002	10.0000	9.9729	0

MFS Money Market Portfolio S Class	06	2008	10.0170	9.9621	79,369
MFS Money Market Portfolio S Class	06	2007	9.8043	10.0170	116,786
MFS Money Market Portfolio S Class	06	2006	9.6177	9.8043	113,531
MFS Money Market Portfolio S Class	06	2005	9.6068	9.6177	302,433
MFS Money Market Portfolio S Class	06	2004	9.7775	9.6068	148,739
MFS Money Market Portfolio S Class	06	2003	9.9700	9.7775	13,346
MFS Money Market Portfolio S Class	06	2002	10.0000	9.9700	0

MFS Money Market Portfolio S Class	07	2008	10.0905	10.0301	63,223
MFS Money Market Portfolio S Class	07	2007	9.8813	10.0905	102,173
MFS Money Market Portfolio S Class	07	2006	9.6982	9.8813	113,441
MFS Money Market Portfolio S Class	07	2005	9.6922	9.6982	110,688
MFS Money Market Portfolio S Class	07	2004	9.8694	9.6922	100,698
MFS Money Market Portfolio S Class	07	2003	10.0000	9.8694	20,953

MFS Money Market Portfolio S Class	08	2008	9.9949	9.9146	9,878
MFS Money Market Portfolio S Class	08	2007	9.8079	9.9949	15,306
MFS Money Market Portfolio S Class	08	2006	9.6458	9.8079	16,400
MFS Money Market Portfolio S Class	08	2005	9.6596	9.6458	18,776
MFS Money Market Portfolio S Class	08	2004	9.8565	9.6596	19,029
MFS Money Market Portfolio S Class	08	2003	10.0000	9.8565	599

MFS New Discovery Portfolio S Class	01	2008	15.5803	9.2245	494,987
MFS New Discovery Portfolio S Class	01	2007	15.4983	15.5803	514,618
MFS New Discovery Portfolio S Class	01	2006	13.9648	15.4983	444,408
MFS New Discovery Portfolio S Class	01	2005	13.5347	13.9648	265,109
MFS New Discovery Portfolio S Class	01	2004	12.8426	13.5347	132,879
MFS New Discovery Portfolio S Class	01	2003	9.6765	12.8426	2,633
MFS New Discovery Portfolio S Class	01	2002	10.0000	9.6765	0

MFS New Discovery Portfolio S Class	02	2008	15.4163	9.1087	539,243
MFS New Discovery Portfolio S Class	02	2007	15.3666	15.4163	566,711
MFS New Discovery Portfolio S Class	02	2006	13.8742	15.3666	468,443
MFS New Discovery Portfolio S Class	02	2005	13.4743	13.8742	240,382
MFS New Discovery Portfolio S Class	02	2004	12.8115	13.4743	83,780
MFS New Discovery Portfolio S Class	02	2003	9.6727	12.8115	11,456
MFS New Discovery Portfolio S Class	02	2002	10.0000	9.6727	0

MFS New Discovery Portfolio S Class	03	2008	15.3754	9.0799	36,061
MFS New Discovery Portfolio S Class	03	2007	15.3338	15.3754	40,758
MFS New Discovery Portfolio S Class	03	2006	13.8516	15.3338	37,567
MFS New Discovery Portfolio S Class	03	2005	13.4592	13.8516	33,909
MFS New Discovery Portfolio S Class	03	2004	12.8036	13.4592	17,051
MFS New Discovery Portfolio S Class	03	2003	9.6717	12.8036	4,823
MFS New Discovery Portfolio S Class	03	2002	10.0000	9.6717	0

MFS New Discovery Portfolio S Class	04	2008	15.2535	8.9940	320,951
MFS New Discovery Portfolio S Class	04	2007	15.2356	15.2535	306,025
MFS New Discovery Portfolio S Class	04	2006	13.7840	15.2356	298,898
MFS New Discovery Portfolio S Class	04	2005	13.4140	13.7840	238,829
MFS New Discovery Portfolio S Class	04	2004	12.7803	13.4140	181,739
MFS New Discovery Portfolio S Class	04	2003	9.6688	12.7803	16,945
MFS New Discovery Portfolio S Class	04	2002	10.0000	9.6688	0

MFS New Discovery Portfolio S Class	05	2008	15.2133	8.9657	6,206
MFS New Discovery Portfolio S Class	05	2007	15.2032	15.2133	4,232
MFS New Discovery Portfolio S Class	05	2006	13.7617	15.2032	2,715
MFS New Discovery Portfolio S Class	05	2005	13.3990	13.7617	1,552
MFS New Discovery Portfolio S Class	05	2004	12.7725	13.3990	395
MFS New Discovery Portfolio S Class	05	2003	9.6679	12.7725	0
MFS New Discovery Portfolio S Class	05	2002	10.0000	9.6679	0

MFS New Discovery Portfolio S Class	06	2008	15.0922	8.8806	30,646
MFS New Discovery Portfolio S Class	06	2007	15.1056	15.0922	31,865
MFS New Discovery Portfolio S Class	06	2006	13.6943	15.1056	31,837
MFS New Discovery Portfolio S Class	06	2005	13.3539	13.6943	33,502
MFS New Discovery Portfolio S Class	06	2004	12.7491	13.3539	24,103
MFS New Discovery Portfolio S Class	06	2003	9.6650	12.7491	2,738
MFS New Discovery Portfolio S Class	06	2002	10.0000	9.6650	0

MFS New Discovery Portfolio S Class	07	2008	14.5422	8.5525	35,776
MFS New Discovery Portfolio S Class	07	2007	14.5625	14.5422	38,300
MFS New Discovery Portfolio S Class	07	2006	13.2087	14.5625	42,198
MFS New Discovery Portfolio S Class	07	2005	12.8869	13.2087	39,224
MFS New Discovery Portfolio S Class	07	2004	12.3096	12.8869	38,052
MFS New Discovery Portfolio S Class	07	2003	10.0000	12.3096	0

MFS New Discovery Portfolio S Class	08	2008	14.4044	8.4540	5,584
MFS New Discovery Portfolio S Class	08	2007	14.4543	14.4044	4,949
MFS New Discovery Portfolio S Class	08	2006	13.1374	14.4543	4,849
MFS New Discovery Portfolio S Class	08	2005	12.8436	13.1374	5,016
MFS New Discovery Portfolio S Class	08	2004	12.2935	12.8436	4,491
MFS New Discovery Portfolio S Class	08	2003	10.0000	12.2935	0

MFS Research International Portfolio S Class	01	2008	24.6766	13.9229	459,811
MFS Research International Portfolio S Class	01	2007	22.2551	24.6766	450,164
MFS Research International Portfolio S Class	01	2006	17.7903	22.2551	307,532
MFS Research International Portfolio S Class	01	2005	15.5751	17.7903	155,794
MFS Research International Portfolio S Class	01	2004	13.0994	15.5751	100,047
MFS Research International Portfolio S Class	01	2003	9.9889	13.0994	19,339
MFS Research International Portfolio S Class	01	2002	10.0000	9.9889	0

MFS Research International Portfolio S Class	02	2008	24.4169	13.7481	458,856
MFS Research International Portfolio S Class	02	2007	22.0660	24.4169	459,307
MFS Research International Portfolio S Class	02	2006	17.6750	22.0660	305,872
MFS Research International Portfolio S Class	02	2005	15.5056	17.6750	154,306
MFS Research International Portfolio S Class	02	2004	13.0676	15.5056	79,844
MFS Research International Portfolio S Class	02	2003	9.9849	13.0676	17,080
MFS Research International Portfolio S Class	02	2002	10.0000	9.9849	0

MFS Research International Portfolio S Class	03	2008	24.3521	13.7046	29,942
MFS Research International Portfolio S Class	03	2007	22.0189	24.3521	29,931
MFS Research International Portfolio S Class	03	2006	17.6462	22.0189	48,264
MFS Research International Portfolio S Class	03	2005	15.4882	17.6462	43,321
MFS Research International Portfolio S Class	03	2004	13.0596	15.4882	32,263
MFS Research International Portfolio S Class	03	2003	9.9839	13.0596	8,933
MFS Research International Portfolio S Class	03	2002	10.0000	9.9839	0

MFS Research International Portfolio S Class	04	2008	24.1590	13.5750	263,549
MFS Research International Portfolio S Class	04	2007	21.8779	24.1590	280,914
MFS Research International Portfolio S Class	04	2006	17.5601	21.8779	322,551
MFS Research International Portfolio S Class	04	2005	15.4362	17.5601	238,933
MFS Research International Portfolio S Class	04	2004	13.0357	15.4362	199,718
MFS Research International Portfolio S Class	04	2003	9.9810	13.0357	103,108
MFS Research International Portfolio S Class	04	2002	10.0000	9.9810	0

MFS Research International Portfolio S Class	05	2008	24.0954	13.5324	816
MFS Research International Portfolio S Class	05	2007	21.8315	24.0954	1,441
MFS Research International Portfolio S Class	05	2006	17.5316	21.8315	1,848
MFS Research International Portfolio S Class	05	2005	15.4190	17.5316	1,190
MFS Research International Portfolio S Class	05	2004	13.0278	15.4190	486
MFS Research International Portfolio S Class	05	2003	9.9800	13.0278	0
MFS Research International Portfolio S Class	05	2002	10.0000	9.9800	0

MFS Research International Portfolio S Class	06	2008	23.9038	13.4041	11,270
MFS Research International Portfolio S Class	06	2007	21.6914	23.9038	19,580
MFS Research International Portfolio S Class	06	2006	17.4459	21.6914	26,116
MFS Research International Portfolio S Class	06	2005	15.3671	17.4459	16,263
MFS Research International Portfolio S Class	06	2004	13.0040	15.3671	11,964
MFS Research International Portfolio S Class	06	2003	9.9770	13.0040	3,965
MFS Research International Portfolio S Class	06	2002	10.0000	9.9770	0

MFS Research International Portfolio S Class	07	2008	23.0927	12.9426	20,320
MFS Research International Portfolio S Class	07	2007	20.9661	23.0927	39,025
MFS Research International Portfolio S Class	07	2006	16.8711	20.9661	53,259
MFS Research International Portfolio S Class	07	2005	14.8684	16.8711	54,904
MFS Research International Portfolio S Class	07	2004	12.5884	14.8684	64,870
MFS Research International Portfolio S Class	07	2003	10.0000	12.5884	59,872

MFS Research International Portfolio S Class	08	2008	22.8740	12.7936	2,377
MFS Research International Portfolio S Class	08	2007	20.8104	22.8740	3,286
MFS Research International Portfolio S Class	08	2006	16.7801	20.8104	3,625
MFS Research International Portfolio S Class	08	2005	14.8185	16.7801	2,513
MFS Research International Portfolio S Class	08	2004	12.5720	14.8185	3,117
MFS Research International Portfolio S Class	08	2003	10.0000	12.5720	2,172

MFS Strategic Income Portfolio S Class	01	2008	12.9554	11.0520	369
MFS Strategic Income Portfolio S Class	01	2007	12.7675	12.9554	6,295
MFS Strategic Income Portfolio S Class	01	2006	12.2007	12.7675	6,290
MFS Strategic Income Portfolio S Class	01	2005	12.2147	12.2007	7,757
MFS Strategic Income Portfolio S Class	01	2004	11.5242	12.2147	10,554
MFS Strategic Income Portfolio S Class	01	2003	10.4230	11.5242	3,493
MFS Strategic Income Portfolio S Class	01	2002	10.0000	10.4230	0

MFS Strategic Income Portfolio S Class	02	2008	12.8190	10.9133	14,965
MFS Strategic Income Portfolio S Class	02	2007	12.6590	12.8190	16,780
MFS Strategic Income Portfolio S Class	02	2006	12.1216	12.6590	17,107
MFS Strategic Income Portfolio S Class	02	2005	12.1601	12.1216	16,667
MFS Strategic Income Portfolio S Class	02	2004	11.4962	12.1601	19,755
MFS Strategic Income Portfolio S Class	02	2003	10.4188	11.4962	21,797
MFS Strategic Income Portfolio S Class	02	2002	10.0000	10.4188	0

MFS Strategic Income Portfolio S Class	03	2008	12.7850	10.8788	0
MFS Strategic Income Portfolio S Class	03	2007	12.6319	12.7850	0
MFS Strategic Income Portfolio S Class	03	2006	12.1018	12.6319	0
MFS Strategic Income Portfolio S Class	03	2005	12.1465	12.1018	0
MFS Strategic Income Portfolio S Class	03	2004	11.4892	12.1465	0
MFS Strategic Income Portfolio S Class	03	2003	10.4178	11.4892	0
MFS Strategic Income Portfolio S Class	03	2002	10.0000	10.4178	0

MFS Strategic Income Portfolio S Class	04	2008	12.6836	10.7759	3,308
MFS Strategic Income Portfolio S Class	04	2007	12.5510	12.6836	7,231
MFS Strategic Income Portfolio S Class	04	2006	12.0427	12.5510	9,392
MFS Strategic Income Portfolio S Class	04	2005	12.1057	12.0427	9,885
MFS Strategic Income Portfolio S Class	04	2004	11.4682	12.1057	10,850
MFS Strategic Income Portfolio S Class	04	2003	10.4147	11.4682	13,375
MFS Strategic Income Portfolio S Class	04	2002	10.0000	10.4147	0

MFS Strategic Income Portfolio S Class	05	2008	12.6502	10.7420	0
MFS Strategic Income Portfolio S Class	05	2007	12.5244	12.6502	0
MFS Strategic Income Portfolio S Class	05	2006	12.0232	12.5244	0
MFS Strategic Income Portfolio S Class	05	2005	12.0922	12.0232	0
MFS Strategic Income Portfolio S Class	05	2004	11.4612	12.0922	0
MFS Strategic Income Portfolio S Class	05	2003	10.4137	11.4612	0
MFS Strategic Income Portfolio S Class	05	2002	10.0000	10.4137	0

MFS Strategic Income Portfolio S Class	06	2008	12.5495	10.6402	0
MFS Strategic Income Portfolio S Class	06	2007	12.4440	12.5495	0
MFS Strategic Income Portfolio S Class	06	2006	11.9643	12.4440	0
MFS Strategic Income Portfolio S Class	06	2005	12.0514	11.9643	0
MFS Strategic Income Portfolio S Class	06	2004	11.4402	12.0514	0
MFS Strategic Income Portfolio S Class	06	2003	10.4106	11.4402	0
MFS Strategic Income Portfolio S Class	06	2002	10.0000	10.4106	0

MFS Strategic Income Portfolio S Class	07	2008	11.3899	9.6520	0
MFS Strategic Income Portfolio S Class	07	2007	11.2999	11.3899	0
MFS Strategic Income Portfolio S Class	07	2006	10.8699	11.2999	0
MFS Strategic Income Portfolio S Class	07	2005	10.9546	10.8699	0
MFS Strategic Income Portfolio S Class	07	2004	10.4044	10.9546	0
MFS Strategic Income Portfolio S Class	07	2003	10.0000	10.4044	0

MFS Strategic Income Portfolio S Class	08	2008	11.2820	9.5409	0
MFS Strategic Income Portfolio S Class	08	2007	11.2159	11.2820	0
MFS Strategic Income Portfolio S Class	08	2006	10.8112	11.2159	0
MFS Strategic Income Portfolio S Class	08	2005	10.9178	10.8112	0
MFS Strategic Income Portfolio S Class	08	2004	10.3907	10.9178	0
MFS Strategic Income Portfolio S Class	08	2003	10.0000	10.3907	0

MFS Strategic Value Portfolio S Class	01	2008	15.4220	8.6723	1,698
MFS Strategic Value Portfolio S Class	01	2007	16.1127	15.4220	2,911
MFS Strategic Value Portfolio S Class	01	2006	14.3872	16.1127	2,947
MFS Strategic Value Portfolio S Class	01	2005	14.7415	14.3872	2,343
MFS Strategic Value Portfolio S Class	01	2004	12.7343	14.7415	2,203
MFS Strategic Value Portfolio S Class	01	2003	10.1991	12.7343	2,027
MFS Strategic Value Portfolio S Class	01	2002	10.0000	10.1991	0

MFS Strategic Value Portfolio S Class	02	2008	15.2596	8.5634	3,411
MFS Strategic Value Portfolio S Class	02	2007	15.9758	15.2596	3,280
MFS Strategic Value Portfolio S Class	02	2006	14.2940	15.9758	3,203
MFS Strategic Value Portfolio S Class	02	2005	14.6758	14.2940	9,072
MFS Strategic Value Portfolio S Class	02	2004	12.7034	14.6758	10,836
MFS Strategic Value Portfolio S Class	02	2003	10.1950	12.7034	10,377
MFS Strategic Value Portfolio S Class	02	2002	10.0000	10.1950	0

MFS Strategic Value Portfolio S Class	03	2008	15.2192	8.5363	0
MFS Strategic Value Portfolio S Class	03	2007	15.9416	15.2192	0
MFS Strategic Value Portfolio S Class	03	2006	14.2707	15.9416	0
MFS Strategic Value Portfolio S Class	03	2005	14.6593	14.2707	0
MFS Strategic Value Portfolio S Class	03	2004	12.6956	14.6593	0
MFS Strategic Value Portfolio S Class	03	2003	10.1940	12.6956	0
MFS Strategic Value Portfolio S Class	03	2002	10.0000	10.1940	0

MFS Strategic Value Portfolio S Class	04	2008	15.0985	8.4555	3,082
MFS Strategic Value Portfolio S Class	04	2007	15.8395	15.0985	6,231
MFS Strategic Value Portfolio S Class	04	2006	14.2010	15.8395	5,524
MFS Strategic Value Portfolio S Class	04	2005	14.6100	14.2010	15,774
MFS Strategic Value Portfolio S Class	04	2004	12.6724	14.6100	14,449
MFS Strategic Value Portfolio S Class	04	2003	10.1910	12.6724	13,504
MFS Strategic Value Portfolio S Class	04	2002	10.0000	10.1910	0

MFS Strategic Value Portfolio S Class	05	2008	15.0587	8.4290	0
MFS Strategic Value Portfolio S Class	05	2007	15.8059	15.0587	0
MFS Strategic Value Portfolio S Class	05	2006	14.1780	15.8059	0
MFS Strategic Value Portfolio S Class	05	2005	14.5938	14.1780	0
MFS Strategic Value Portfolio S Class	05	2004	12.6647	14.5938	0
MFS Strategic Value Portfolio S Class	05	2003	10.1900	12.6647	0
MFS Strategic Value Portfolio S Class	05	2002	10.0000	10.1900	0

MFS Strategic Value Portfolio S Class	06	2008	14.9389	8.3490	0
MFS Strategic Value Portfolio S Class	06	2007	15.7044	14.9389	0
MFS Strategic Value Portfolio S Class	06	2006	14.1086	15.7044	0
MFS Strategic Value Portfolio S Class	06	2005	14.5446	14.1086	0
MFS Strategic Value Portfolio S Class	06	2004	12.6415	14.5446	0
MFS Strategic Value Portfolio S Class	06	2003	10.1869	12.6415	0
MFS Strategic Value Portfolio S Class	06	2002	10.0000	10.1869	0

MFS Strategic Value Portfolio S Class	07	2008	13.8230	7.7214	1,356
MFS Strategic Value Portfolio S Class	07	2007	14.5388	13.8230	1,061
MFS Strategic Value Portfolio S Class	07	2006	13.0680	14.5388	996
MFS Strategic Value Portfolio S Class	07	2005	13.4788	13.0680	0
MFS Strategic Value Portfolio S Class	07	2004	11.7211	13.4788	0
MFS Strategic Value Portfolio S Class	07	2003	10.0000	11.7211	0

MFS Strategic Value Portfolio S Class	08	2008	13.6920	7.6325	0
MFS Strategic Value Portfolio S Class	08	2007	14.4308	13.6920	0
MFS Strategic Value Portfolio S Class	08	2006	12.9975	14.4308	0
MFS Strategic Value Portfolio S Class	08	2005	13.4335	12.9975	0
MFS Strategic Value Portfolio S Class	08	2004	11.7058	13.4335	0
MFS Strategic Value Portfolio S Class	08	2003	10.0000	11.7058	0

MFS Total Return Portfolio S Class	01	2008	14.4978	11.1524	5,183,640
MFS Total Return Portfolio S Class	01	2007	14.1724	14.4978	5,165,051
MFS Total Return Portfolio S Class	01	2006	12.8827	14.1724	3,628,756
MFS Total Return Portfolio S Class	01	2005	12.7464	12.8827	2,904,025
MFS Total Return Portfolio S Class	01	2004	11.6672	12.7464	1,181,186
MFS Total Return Portfolio S Class	01	2003	10.1589	11.6672	195,423
MFS Total Return Portfolio S Class	01	2002	10.0000	10.1589	1,014

MFS Total Return Portfolio S Class	02	2008	14.3452	11.0125	2,954,835
MFS Total Return Portfolio S Class	02	2007	14.0520	14.3452	2,861,747
MFS Total Return Portfolio S Class	02	2006	12.7992	14.0520	2,413,585
MFS Total Return Portfolio S Class	02	2005	12.6895	12.7992	1,842,582
MFS Total Return Portfolio S Class	02	2004	11.6389	12.6895	999,969
MFS Total Return Portfolio S Class	02	2003	10.1549	11.6389	193,760
MFS Total Return Portfolio S Class	02	2002	10.0000	10.1549	0

MFS Total Return Portfolio S Class	03	2008	14.3071	10.9776	804,141
MFS Total Return Portfolio S Class	03	2007	14.0219	14.3071	919,024
MFS Total Return Portfolio S Class	03	2006	12.7783	14.0219	677,584
MFS Total Return Portfolio S Class	03	2005	12.6753	12.7783	488,960
MFS Total Return Portfolio S Class	03	2004	11.6318	12.6753	189,440
MFS Total Return Portfolio S Class	03	2003	10.1539	11.6318	43,331
MFS Total Return Portfolio S Class	03	2002	10.0000	10.1539	0

MFS Total Return Portfolio S Class	04	2008	14.1936	10.8738	1,980,241
MFS Total Return Portfolio S Class	04	2007	13.9322	14.1936	2,048,795
MFS Total Return Portfolio S Class	04	2006	12.7159	13.9322	2,060,436
MFS Total Return Portfolio S Class	04	2005	12.6327	12.7159	1,939,367
MFS Total Return Portfolio S Class	04	2004	11.6105	12.6327	1,638,197
MFS Total Return Portfolio S Class	04	2003	10.1509	11.6105	443,691
MFS Total Return Portfolio S Class	04	2002	10.0000	10.1509	0

MFS Total Return Portfolio S Class	05	2008	14.1563	10.8397	48,948
MFS Total Return Portfolio S Class	05	2007	13.9026	14.1563	70,227
MFS Total Return Portfolio S Class	05	2006	12.6953	13.9026	59,104
MFS Total Return Portfolio S Class	05	2005	12.6186	12.6953	38,689
MFS Total Return Portfolio S Class	05	2004	11.6035	12.6186	0
MFS Total Return Portfolio S Class	05	2003	10.1499	11.6035	0
MFS Total Return Portfolio S Class	05	2002	10.0000	10.1499	0

MFS Total Return Portfolio S Class	06	2008	14.0437	10.7369	209,049
MFS Total Return Portfolio S Class	06	2007	13.8133	14.0437	244,500
MFS Total Return Portfolio S Class	06	2006	12.6332	13.8133	261,391
MFS Total Return Portfolio S Class	06	2005	12.5761	12.6332	232,350
MFS Total Return Portfolio S Class	06	2004	11.5822	12.5761	325,272
MFS Total Return Portfolio S Class	06	2003	10.1469	11.5822	20,365
MFS Total Return Portfolio S Class	06	2002	10.0000	10.1469	0

MFS Total Return Portfolio S Class	07	2008	13.2903	10.1557	405,419
MFS Total Return Portfolio S Class	07	2007	13.0790	13.2903	434,650
MFS Total Return Portfolio S Class	07	2006	11.9677	13.0790	471,186
MFS Total Return Portfolio S Class	07	2005	11.9197	11.9677	663,209
MFS Total Return Portfolio S Class	07	2004	10.9833	11.9197	823,450
MFS Total Return Portfolio S Class	07	2003	10.0000	10.9833	247,988

MFS Total Return Portfolio S Class	08	2008	13.1644	10.0387	9,873
MFS Total Return Portfolio S Class	08	2007	12.9818	13.1644	2,967
MFS Total Return Portfolio S Class	08	2006	11.9031	12.9818	9,066
MFS Total Return Portfolio S Class	08	2005	11.8797	11.9031	9,882
MFS Total Return Portfolio S Class	08	2004	10.9689	11.8797	58,126
MFS Total Return Portfolio S Class	08	2003	10.0000	10.9689	0

MFS Utilities Portfolio S Class	01	2008	35.1151	21.6568	246,143
MFS Utilities Portfolio S Class	01	2007	27.8488	35.1151	251,852
MFS Utilities Portfolio S Class	01	2006	21.4676	27.8488	150,354
MFS Utilities Portfolio S Class	01	2005	18.6690	21.4676	99,931
MFS Utilities Portfolio S Class	01	2004	14.6080	18.6690	8,850
MFS Utilities Portfolio S Class	01	2003	10.9244	14.6080	2,305
MFS Utilities Portfolio S Class	01	2002	10.0000	10.9244	0

MFS Utilities Portfolio S Class	02	2008	34.7457	21.3852	136,454
MFS Utilities Portfolio S Class	02	2007	27.6123	34.7457	106,799
MFS Utilities Portfolio S Class	02	2006	21.3285	27.6123	57,017
MFS Utilities Portfolio S Class	02	2005	18.5858	21.3285	27,343
MFS Utilities Portfolio S Class	02	2004	14.5726	18.5858	16,186
MFS Utilities Portfolio S Class	02	2003	10.9201	14.5726	10,355
MFS Utilities Portfolio S Class	02	2002	10.0000	10.9201	0

MFS Utilities Portfolio S Class	03	2008	34.6536	21.3176	18,765
MFS Utilities Portfolio S Class	03	2007	27.5533	34.6536	1,308
MFS Utilities Portfolio S Class	03	2006	21.2937	27.5533	1,327
MFS Utilities Portfolio S Class	03	2005	18.5650	21.2937	559
MFS Utilities Portfolio S Class	03	2004	14.5637	18.5650	0
MFS Utilities Portfolio S Class	03	2003	10.9190	14.5637	0
MFS Utilities Portfolio S Class	03	2002	10.0000	10.9190	0

MFS Utilities Portfolio S Class	04	2008	34.3789	21.1160	132,788
MFS Utilities Portfolio S Class	04	2007	27.3769	34.3789	171,058
MFS Utilities Portfolio S Class	04	2006	21.1898	27.3769	140,809
MFS Utilities Portfolio S Class	04	2005	18.5026	21.1898	110,171
MFS Utilities Portfolio S Class	04	2004	14.5371	18.5026	81,925
MFS Utilities Portfolio S Class	04	2003	10.9157	14.5371	7,343
MFS Utilities Portfolio S Class	04	2002	10.0000	10.9157	0

MFS Utilities Portfolio S Class	05	2008	34.2884	21.0497	0
MFS Utilities Portfolio S Class	05	2007	27.3188	34.2884	0
MFS Utilities Portfolio S Class	05	2006	21.1555	27.3188	0
MFS Utilities Portfolio S Class	05	2005	18.4820	21.1555	0
MFS Utilities Portfolio S Class	05	2004	14.5283	18.4820	0
MFS Utilities Portfolio S Class	05	2003	10.9147	14.5283	0
MFS Utilities Portfolio S Class	05	2002	10.0000	10.9147	0

MFS Utilities Portfolio S Class	06	2008	34.0159	20.8502	11,794
MFS Utilities Portfolio S Class	06	2007	27.1436	34.0159	16,399
MFS Utilities Portfolio S Class	06	2006	21.0520	27.1436	9,641
MFS Utilities Portfolio S Class	06	2005	18.4198	21.0520	3,582
MFS Utilities Portfolio S Class	06	2004	14.5017	18.4198	0
MFS Utilities Portfolio S Class	06	2003	10.9114	14.5017	1,852
MFS Utilities Portfolio S Class	06	2002	10.0000	10.9114	0

MFS Utilities Portfolio S Class	07	2008	28.0265	17.1701	2,852
MFS Utilities Portfolio S Class	07	2007	22.3757	28.0265	2,378
MFS Utilities Portfolio S Class	07	2006	17.3630	22.3757	2,809
MFS Utilities Portfolio S Class	07	2005	15.1998	17.3630	0
MFS Utilities Portfolio S Class	07	2004	11.9727	15.1998	0
MFS Utilities Portfolio S Class	07	2003	10.0000	11.9727	0

MFS Utilities Portfolio S Class	08	2008	27.7612	16.9725	0
MFS Utilities Portfolio S Class	08	2007	22.2096	27.7612	0
MFS Utilities Portfolio S Class	08	2006	17.2694	22.2096	0
MFS Utilities Portfolio S Class	08	2005	15.1487	17.2694	0
MFS Utilities Portfolio S Class	08	2004	11.9571	15.1487	0
MFS Utilities Portfolio S Class	08	2003	10.0000	11.9571	0

MFS Value Portfolio S Class	01	2008	17.9799	11.8641	967,214
MFS Value Portfolio S Class	01	2007	16.9890	17.9799	167,136
MFS Value Portfolio S Class	01	2006	14.3229	16.9890	88,397
MFS Value Portfolio S Class	01	2005	13.7009	14.3229	87,005
MFS Value Portfolio S Class	01	2004	12.1013	13.7009	61,526
MFS Value Portfolio S Class	01	2003	9.8415	12.1013	13,419
MFS Value Portfolio S Class	01	2002	10.0000	9.8415	0

MFS Value Portfolio S Class	02	2008	17.7907	11.7152	702,915
MFS Value Portfolio S Class	02	2007	16.8447	17.7907	143,127
MFS Value Portfolio S Class	02	2006	14.2300	16.8447	104,822
MFS Value Portfolio S Class	02	2005	13.6398	14.2300	115,400
MFS Value Portfolio S Class	02	2004	12.0719	13.6398	121,286
MFS Value Portfolio S Class	02	2003	9.8376	12.0719	31,271
MFS Value Portfolio S Class	02	2002	10.0000	9.8376	0

MFS Value Portfolio S Class	03	2008	17.7435	11.6782	29,359
MFS Value Portfolio S Class	03	2007	16.8086	17.7435	11,254
MFS Value Portfolio S Class	03	2006	14.2068	16.8086	29,994
MFS Value Portfolio S Class	03	2005	13.6245	14.2068	31,044
MFS Value Portfolio S Class	03	2004	12.0645	13.6245	26,503
MFS Value Portfolio S Class	03	2003	9.8366	12.0645	6,518
MFS Value Portfolio S Class	03	2002	10.0000	9.8366	0

MFS Value Portfolio S Class	04	2008	17.6027	11.5677	256,174
MFS Value Portfolio S Class	04	2007	16.7010	17.6027	121,337
MFS Value Portfolio S Class	04	2006	14.1375	16.7010	124,472
MFS Value Portfolio S Class	04	2005	13.5787	14.1375	128,308
MFS Value Portfolio S Class	04	2004	12.0425	13.5787	121,860
MFS Value Portfolio S Class	04	2003	9.8337	12.0425	120,287
MFS Value Portfolio S Class	04	2002	10.0000	9.8337	0

MFS Value Portfolio S Class	05	2008	17.5564	11.5313	1,195
MFS Value Portfolio S Class	05	2007	16.6655	17.5564	0
MFS Value Portfolio S Class	05	2006	14.1146	16.6655	0
MFS Value Portfolio S Class	05	2005	13.5635	14.1146	0
MFS Value Portfolio S Class	05	2004	12.0352	13.5635	0
MFS Value Portfolio S Class	05	2003	9.8327	12.0352	0
MFS Value Portfolio S Class	05	2002	10.0000	9.8327	0

MFS Value Portfolio S Class	06	2008	17.4168	11.4220	24,004
MFS Value Portfolio S Class	06	2007	16.5586	17.4168	19,470
MFS Value Portfolio S Class	06	2006	14.0455	16.5586	15,438
MFS Value Portfolio S Class	06	2005	13.5179	14.0455	9,700
MFS Value Portfolio S Class	06	2004	12.0131	13.5179	9,753
MFS Value Portfolio S Class	06	2003	9.8298	12.0131	4,104
MFS Value Portfolio S Class	06	2002	10.0000	9.8298	0

MFS Value Portfolio S Class	07	2008	17.2229	11.2891	28,157
MFS Value Portfolio S Class	07	2007	16.3827	17.2229	36,427
MFS Value Portfolio S Class	07	2006	13.9034	16.3827	47,596
MFS Value Portfolio S Class	07	2005	13.3879	13.9034	52,981
MFS Value Portfolio S Class	07	2004	11.9037	13.3879	54,470
MFS Value Portfolio S Class	07	2003	10.0000	11.9037	63,094

MFS Value Portfolio S Class	08	2008	17.0598	11.1591	1,280
MFS Value Portfolio S Class	08	2007	16.2610	17.0598	1,581
MFS Value Portfolio S Class	08	2006	13.8284	16.2610	1,680
MFS Value Portfolio S Class	08	2005	13.3429	13.8284	1,978
MFS Value Portfolio S Class	08	2004	11.8882	13.3429	2,119
MFS Value Portfolio S Class	08	2003	10.0000	11.8882	2,306

MFS/Sun Life Capital Opportunities Series S Class	01	2008	10.0000	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	01	2007	15.5342	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	01	2006	13.8596	15.5342	9,538
MFS/Sun Life Capital Opportunities Series S Class	01	2005	13.9161	13.8596	6,240
MFS/Sun Life Capital Opportunities Series S Class	01	2004	12.5818	13.9161	9,188
MFS/Sun Life Capital Opportunities Series S Class	01	2003	9.9991	12.5818	1,941
MFS/Sun Life Capital Opportunities Series S Class	01	2002	10.0000	9.9991	0

MFS/Sun Life Capital Opportunities Series S Class	02	2008	10.0000	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	02	2007	15.4022	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	02	2006	13.7697	15.4022	18,364
MFS/Sun Life Capital Opportunities Series S Class	02	2005	13.8540	13.7697	6,987
MFS/Sun Life Capital Opportunities Series S Class	02	2004	12.5513	13.8540	19,070
MFS/Sun Life Capital Opportunities Series S Class	02	2003	9.9951	12.5513	919
MFS/Sun Life Capital Opportunities Series S Class	02	2002	10.0000	9.9951	0

MFS/Sun Life Capital Opportunities Series S Class	03	2008	10.0000	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	03	2007	15.3693	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	03	2006	13.7473	15.3693	1,324
MFS/Sun Life Capital Opportunities Series S Class	03	2005	13.8385	13.7473	2,544
MFS/Sun Life Capital Opportunities Series S Class	03	2004	12.5436	13.8385	2,537
MFS/Sun Life Capital Opportunities Series S Class	03	2003	9.9942	12.5436	2,556
MFS/Sun Life Capital Opportunities Series S Class	03	2002	10.0000	9.9942	0

MFS/Sun Life Capital Opportunities Series S Class	04	2008	10.0000	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	04	2007	15.2709	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	04	2006	13.6802	15.2709	24,754
MFS/Sun Life Capital Opportunities Series S Class	04	2005	13.7920	13.6802	14,643
MFS/Sun Life Capital Opportunities Series S Class	04	2004	12.5207	13.7920	13,353
MFS/Sun Life Capital Opportunities Series S Class	04	2003	9.9912	12.5207	12,664
MFS/Sun Life Capital Opportunities Series S Class	04	2002	10.0000	9.9912	0

MFS/Sun Life Capital Opportunities Series S Class	05	2008	10.0000	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	05	2007	15.2385	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	05	2006	13.6580	15.2385	0
MFS/Sun Life Capital Opportunities Series S Class	05	2005	13.7766	13.6580	0
MFS/Sun Life Capital Opportunities Series S Class	05	2004	12.5131	13.7766	0
MFS/Sun Life Capital Opportunities Series S Class	05	2003	9.9902	12.5131	0
MFS/Sun Life Capital Opportunities Series S Class	05	2002	10.0000	9.9902	0

MFS/Sun Life Capital Opportunities Series S Class	06	2008	10.0000	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	06	2007	15.1406	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	06	2006	13.5911	15.1406	0
MFS/Sun Life Capital Opportunities Series S Class	06	2005	13.7302	13.5911	0
MFS/Sun Life Capital Opportunities Series S Class	06	2004	12.4902	13.7302	0
MFS/Sun Life Capital Opportunities Series S Class	06	2003	9.9872	12.4902	2,079
MFS/Sun Life Capital Opportunities Series S Class	06	2002	10.0000	9.9872	0

MFS/Sun Life Capital Opportunities Series S Class	07	2008	10.0000	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	07	2007	14.0792	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	07	2006	12.6447	14.0792	0
MFS/Sun Life Capital Opportunities Series S Class	07	2005	12.7806	12.6447	0
MFS/Sun Life Capital Opportunities Series S Class	07	2004	11.6323	12.7806	0
MFS/Sun Life Capital Opportunities Series S Class	07	2003	10.0000	11.6323	0

MFS/Sun Life Capital Opportunities Series S Class	08	2008	10.0000	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	08	2007	13.9746	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	08	2006	12.5765	13.9746	0
MFS/Sun Life Capital Opportunities Series S Class	08	2005	12.7377	12.5765	0
MFS/Sun Life Capital Opportunities Series S Class	08	2004	11.6171	12.7377	0
MFS/Sun Life Capital Opportunities Series S Class	08	2003	10.0000	11.6171	0

MFS/Sun Life Strategic Growth Series S Class	01	2008	10.0000	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	01	2007	13.3719	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	01	2006	12.7877	13.3719	78,271
MFS/Sun Life Strategic Growth Series S Class	01	2005	12.8575	12.7877	73,538
MFS/Sun Life Strategic Growth Series S Class	01	2004	12.2726	12.8575	82,356
MFS/Sun Life Strategic Growth Series S Class	01	2003	9.8267	12.2726	58,995
MFS/Sun Life Strategic Growth Series S Class	01	2002	10.0000	9.8267	0

MFS/Sun Life Strategic Growth Series S Class	02	2008	10.0000	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	02	2007	13.2582	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	02	2006	12.7048	13.2582	66,016
MFS/Sun Life Strategic Growth Series S Class	02	2005	12.8001	12.7048	52,939
MFS/Sun Life Strategic Growth Series S Class	02	2004	12.2428	12.8001	58,098
MFS/Sun Life Strategic Growth Series S Class	02	2003	9.8228	12.2428	40,101
MFS/Sun Life Strategic Growth Series S Class	02	2002	10.0000	9.8228	0

MFS/Sun Life Strategic Growth Series S Class	03	2008	10.0000	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	03	2007	13.2298	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	03	2006	12.6841	13.2298	11,854
MFS/Sun Life Strategic Growth Series S Class	03	2005	12.7858	12.6841	12,648
MFS/Sun Life Strategic Growth Series S Class	03	2004	12.2353	12.7858	15,831
MFS/Sun Life Strategic Growth Series S Class	03	2003	9.8219	12.2353	7,324
MFS/Sun Life Strategic Growth Series S Class	03	2002	10.0000	9.8219	0

MFS/Sun Life Strategic Growth Series S Class	04	2008	10.0000	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	04	2007	13.1451	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	04	2006	12.6221	13.1451	49,551
MFS/Sun Life Strategic Growth Series S Class	04	2005	12.7428	12.6221	56,444
MFS/Sun Life Strategic Growth Series S Class	04	2004	12.2130	12.7428	64,400
MFS/Sun Life Strategic Growth Series S Class	04	2003	9.8189	12.2130	86,343
MFS/Sun Life Strategic Growth Series S Class	04	2002	10.0000	9.8189	0

MFS/Sun Life Strategic Growth Series S Class	05	2008	10.0000	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	05	2007	13.1172	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	05	2006	12.6017	13.1172	0
MFS/Sun Life Strategic Growth Series S Class	05	2005	12.7286	12.6017	0
MFS/Sun Life Strategic Growth Series S Class	05	2004	12.2056	12.7286	0
MFS/Sun Life Strategic Growth Series S Class	05	2003	9.8180	12.2056	0
MFS/Sun Life Strategic Growth Series S Class	05	2002	10.0000	9.8180	0

MFS/Sun Life Strategic Growth Series S Class	06	2008	10.0000	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	06	2007	13.0330	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	06	2006	12.5400	13.0330	13,073
MFS/Sun Life Strategic Growth Series S Class	06	2005	12.6857	12.5400	16,976
MFS/Sun Life Strategic Growth Series S Class	06	2004	12.1832	12.6857	20,340
MFS/Sun Life Strategic Growth Series S Class	06	2003	9.8150	12.1832	16,658
MFS/Sun Life Strategic Growth Series S Class	06	2002	10.0000	9.8150	0

MFS/Sun Life Strategic Growth Series S Class	07	2008	10.0000	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	07	2007	12.1350	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	07	2006	11.6820	12.1350	30,375
MFS/Sun Life Strategic Growth Series S Class	07	2005	11.8237	11.6820	36,239
MFS/Sun Life Strategic Growth Series S Class	07	2004	11.3612	11.8237	38,790
MFS/Sun Life Strategic Growth Series S Class	07	2003	10.0000	11.3612	31,550

MFS/Sun Life Strategic Growth Series S Class	08	2008	10.0000	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	08	2007	12.0449	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	08	2006	11.6189	12.0449	826
MFS/Sun Life Strategic Growth Series S Class	08	2005	11.7840	11.6189	838
MFS/Sun Life Strategic Growth Series S Class	08	2004	11.3463	11.7840	871
MFS/Sun Life Strategic Growth Series S Class	08	2003	10.0000	11.3463	842

Mutual Shares Securities Fund	01	2008	17.5943	10.8764	937,383
Mutual Shares Securities Fund	01	2007	17.2983	17.5943	539,111
Mutual Shares Securities Fund	01	2006	14.8644	17.2983	132,946
Mutual Shares Securities Fund	01	2005	13.6771	14.8644	56,014
Mutual Shares Securities Fund	01	2004	12.3537	13.6771	31,400
Mutual Shares Securities Fund	01	2003	10.0419	12.3537	9,127
Mutual Shares Securities Fund	01	2002	10.0000	10.0419	0

Mutual Shares Securities Fund	02	2008	17.4091	10.7399	541,921
Mutual Shares Securities Fund	02	2007	17.1513	17.4091	411,665
Mutual Shares Securities Fund	02	2006	14.7681	17.1513	211,769
Mutual Shares Securities Fund	02	2005	13.6161	14.7681	76,742
Mutual Shares Securities Fund	02	2004	12.3237	13.6161	42,276
Mutual Shares Securities Fund	02	2003	10.0379	12.3237	11,092
Mutual Shares Securities Fund	02	2002	10.0000	10.0379	0

Mutual Shares Securities Fund	03	2008	17.3630	10.7059	47,545
Mutual Shares Securities Fund	03	2007	17.1146	17.3630	7,221
Mutual Shares Securities Fund	03	2006	14.7440	17.1146	7,377
Mutual Shares Securities Fund	03	2005	13.6008	14.7440	2,552
Mutual Shares Securities Fund	03	2004	12.3162	13.6008	2,691
Mutual Shares Securities Fund	03	2003	10.0369	12.3162	0
Mutual Shares Securities Fund	03	2002	10.0000	10.0369	0

Mutual Shares Securities Fund	04	2008	17.2252	10.6046	158,743
Mutual Shares Securities Fund	04	2007	17.0051	17.2252	156,256
Mutual Shares Securities Fund	04	2006	14.6720	17.0051	124,667
Mutual Shares Securities Fund	04	2005	13.5551	14.6720	88,049
Mutual Shares Securities Fund	04	2004	12.2937	13.5551	21,461
Mutual Shares Securities Fund	04	2003	10.0339	12.2937	24,871
Mutual Shares Securities Fund	04	2002	10.0000	10.0339	0

Mutual Shares Securities Fund	05	2008	17.1799	10.5713	0
Mutual Shares Securities Fund	05	2007	16.9690	17.1799	1,548
Mutual Shares Securities Fund	05	2006	14.6482	16.9690	1,504
Mutual Shares Securities Fund	05	2005	13.5400	14.6482	0
Mutual Shares Securities Fund	05	2004	12.2862	13.5400	0
Mutual Shares Securities Fund	05	2003	10.0329	12.2862	0
Mutual Shares Securities Fund	05	2002	10.0000	10.0329	0

Mutual Shares Securities Fund	06	2008	17.0432	10.4710	16,217
Mutual Shares Securities Fund	06	2007	16.8600	17.0432	24,686
Mutual Shares Securities Fund	06	2006	14.5765	16.8600	24,734
Mutual Shares Securities Fund	06	2005	13.4944	14.5765	17,849
Mutual Shares Securities Fund	06	2004	12.2637	13.4944	7,920
Mutual Shares Securities Fund	06	2003	10.0299	12.2637	1,541
Mutual Shares Securities Fund	06	2002	10.0000	10.0299	0

Mutual Shares Securities Fund	07	2008	16.2311	9.9670	1,040
Mutual Shares Securities Fund	07	2007	16.0649	16.2311	911
Mutual Shares Securities Fund	07	2006	13.8961	16.0649	905
Mutual Shares Securities Fund	07	2005	12.8711	13.8961	0
Mutual Shares Securities Fund	07	2004	11.7032	12.8711	0
Mutual Shares Securities Fund	07	2003	10.0000	11.7032	0

Mutual Shares Securities Fund	08	2008	16.0773	9.8522	0
Mutual Shares Securities Fund	08	2007	15.9456	16.0773	0
Mutual Shares Securities Fund	08	2006	13.8212	15.9456	0
Mutual Shares Securities Fund	08	2005	12.8278	13.8212	0
Mutual Shares Securities Fund	08	2004	11.6879	12.8278	0
Mutual Shares Securities Fund	08	2003	10.0000	11.6879	0

Oppenheimer Balanced/VA Svc	01	2008	10.2794	5.6970	58,304
Oppenheimer Balanced/VA Svc	01	2007	10.0000	10.2794	20,203

Oppenheimer Balanced/VA Svc	02	2008	10.2621	5.6758	24,381
Oppenheimer Balanced/VA Svc	02	2007	10.0000	10.2621	4,845

Oppenheimer Balanced/VA Svc	03	2008	10.2578	5.6705	6,717
Oppenheimer Balanced/VA Svc	03	2007	10.0000	10.2578	1,320

Oppenheimer Balanced/VA Svc	04	2008	10.2448	5.6546	3,962
Oppenheimer Balanced/VA Svc	04	2007	10.0000	10.2448	987

Oppenheimer Balanced/VA Svc	05	2008	10.2405	5.6493	0
Oppenheimer Balanced/VA Svc	05	2007	10.0000	10.2405	0

Oppenheimer Balanced/VA Svc	06	2008	10.2276	5.6335	0
Oppenheimer Balanced/VA Svc	06	2007	10.0000	10.2276	0

Oppenheimer Balanced/VA Svc	07	2008	10.2233	5.6282	0
Oppenheimer Balanced/VA Svc	07	2007	10.0000	10.2233	0

Oppenheimer Balanced/VA Svc	08	2008	10.2060	5.6071	0
Oppenheimer Balanced/VA Svc	08	2007	10.0000	10.2060	0

Oppenheimer Capital Appreciation Fund/VA	01	2008	16.0659	8.5808	125,175
Oppenheimer Capital Appreciation Fund/VA	01	2007	14.3557	16.0659	117,674
Oppenheimer Capital Appreciation Fund/VA	01	2006	13.5615	14.3557	99,220
Oppenheimer Capital Appreciation Fund/VA	01	2005	13.1556	13.5615	80,208
Oppenheimer Capital Appreciation Fund/VA	01	2004	12.5532	13.1556	73,786
Oppenheimer Capital Appreciation Fund/VA	01	2003	9.7714	12.5532	47,146
Oppenheimer Capital Appreciation Fund/VA	01	2002	10.0000	9.7714	0

Oppenheimer Capital Appreciation Fund/VA	02	2008	15.8968	8.4731	138,209
Oppenheimer Capital Appreciation Fund/VA	02	2007	14.2337	15.8968	175,769
Oppenheimer Capital Appreciation Fund/VA	02	2006	13.4736	14.2337	177,229
Oppenheimer Capital Appreciation Fund/VA	02	2005	13.0969	13.4736	109,190
Oppenheimer Capital Appreciation Fund/VA	02	2004	12.5228	13.0969	80,515
Oppenheimer Capital Appreciation Fund/VA	02	2003	9.7675	12.5228	70,166
Oppenheimer Capital Appreciation Fund/VA	02	2002	10.0000	9.7675	0

Oppenheimer Capital Appreciation Fund/VA	03	2008	15.8546	8.4462	9,343
Oppenheimer Capital Appreciation Fund/VA	03	2007	14.2032	15.8546	11,518
Oppenheimer Capital Appreciation Fund/VA	03	2006	13.4516	14.2032	18,024
Oppenheimer Capital Appreciation Fund/VA	03	2005	13.0822	13.4516	11,640
Oppenheimer Capital Appreciation Fund/VA	03	2004	12.5151	13.0822	11,497
Oppenheimer Capital Appreciation Fund/VA	03	2003	9.7666	12.5151	1,382
Oppenheimer Capital Appreciation Fund/VA	03	2002	10.0000	9.7666	0

Oppenheimer Capital Appreciation Fund/VA	04	2008	15.7288	8.3663	109,835
Oppenheimer Capital Appreciation Fund/VA	04	2007	14.1123	15.7288	162,200
Oppenheimer Capital Appreciation Fund/VA	04	2006	13.3859	14.1123	106,518
Oppenheimer Capital Appreciation Fund/VA	04	2005	13.0383	13.3859	92,001
Oppenheimer Capital Appreciation Fund/VA	04	2004	12.4922	13.0383	77,643
Oppenheimer Capital Appreciation Fund/VA	04	2003	9.7637	12.4922	81,784
Oppenheimer Capital Appreciation Fund/VA	04	2002	10.0000	9.7637	0

Oppenheimer Capital Appreciation Fund/VA	05	2008	15.6874	8.3400	0
Oppenheimer Capital Appreciation Fund/VA	05	2007	14.0823	15.6874	1,683
Oppenheimer Capital Appreciation Fund/VA	05	2006	13.3643	14.0823	1,783
Oppenheimer Capital Appreciation Fund/VA	05	2005	13.0237	13.3643	0
Oppenheimer Capital Appreciation Fund/VA	05	2004	12.4847	13.0237	0
Oppenheimer Capital Appreciation Fund/VA	05	2003	9.7627	12.4847	0
Oppenheimer Capital Appreciation Fund/VA	05	2002	10.0000	9.7627	0

Oppenheimer Capital Appreciation Fund/VA	06	2008	15.5627	8.2609	16,845
Oppenheimer Capital Appreciation Fund/VA	06	2007	13.9919	15.5627	15,651
Oppenheimer Capital Appreciation Fund/VA	06	2006	13.2989	13.9919	33,565
Oppenheimer Capital Appreciation Fund/VA	06	2005	12.9799	13.2989	21,606
Oppenheimer Capital Appreciation Fund/VA	06	2004	12.4618	12.9799	22,625
Oppenheimer Capital Appreciation Fund/VA	06	2003	9.7598	12.4618	20,570
Oppenheimer Capital Appreciation Fund/VA	06	2002	10.0000	9.7598	0

Oppenheimer Capital Appreciation Fund/VA	07	2008	14.7689	7.8355	31,916
Oppenheimer Capital Appreciation Fund/VA	07	2007	13.2850	14.7689	30,831
Oppenheimer Capital Appreciation Fund/VA	07	2006	12.6334	13.2850	34,655
Oppenheimer Capital Appreciation Fund/VA	07	2005	12.3367	12.6334	37,274
Oppenheimer Capital Appreciation Fund/VA	07	2004	11.8504	12.3367	39,271
Oppenheimer Capital Appreciation Fund/VA	07	2003	10.0000	11.8504	32,835

Oppenheimer Capital Appreciation Fund/VA	08	2008	14.6290	7.7453	171
Oppenheimer Capital Appreciation Fund/VA	08	2007	13.1864	14.6290	439
Oppenheimer Capital Appreciation Fund/VA	08	2006	12.5653	13.1864	820
Oppenheimer Capital Appreciation Fund/VA	08	2005	12.2953	12.5653	861
Oppenheimer Capital Appreciation Fund/VA	08	2004	11.8349	12.2953	891
Oppenheimer Capital Appreciation Fund/VA	08	2003	10.0000	11.8349	897

Oppenheimer Global Securities Fund	01	2008	16.5332	9.6968	179,324
Oppenheimer Global Securities Fund	01	2007	15.8564	16.5332	172,946
Oppenheimer Global Securities Fund	01	2006	13.7435	15.8564	117,545
Oppenheimer Global Securities Fund	01	2005	12.2570	13.7435	40,273
Oppenheimer Global Securities Fund	01	2004	10.4893	12.2570	12,026
Oppenheimer Global Securities Fund	01	2003	10.0000	10.4893	0

Oppenheimer Global Securities Fund	02	2008	16.3969	9.5971	176,219
Oppenheimer Global Securities Fund	02	2007	15.7579	16.3969	255,807
Oppenheimer Global Securities Fund	02	2006	13.6859	15.7579	243,025
Oppenheimer Global Securities Fund	02	2005	12.2305	13.6859	153,695
Oppenheimer Global Securities Fund	02	2004	10.4879	12.2305	62,946
Oppenheimer Global Securities Fund	02	2003	10.0000	10.4879	0

Oppenheimer Global Securities Fund	03	2008	16.3629	9.5723	15,624
Oppenheimer Global Securities Fund	03	2007	15.7333	16.3629	3,472
Oppenheimer Global Securities Fund	03	2006	13.6715	15.7333	3,472
Oppenheimer Global Securities Fund	03	2005	12.2238	13.6715	888
Oppenheimer Global Securities Fund	03	2004	10.4876	12.2238	0
Oppenheimer Global Securities Fund	03	2003	10.0000	10.4876	0

Oppenheimer Global Securities Fund	04	2008	16.2613	9.4982	90,194
Oppenheimer Global Securities Fund	04	2007	15.6597	16.2613	90,923
Oppenheimer Global Securities Fund	04	2006	13.6283	15.6597	72,500
Oppenheimer Global Securities Fund	04	2005	12.2039	13.6283	62,865
Oppenheimer Global Securities Fund	04	2004	10.4866	12.2039	17,836
Oppenheimer Global Securities Fund	04	2003	10.0000	10.4866	0

Oppenheimer Global Securities Fund	05	2008	16.2278	9.4738	0
Oppenheimer Global Securities Fund	05	2007	15.6355	16.2278	0
Oppenheimer Global Securities Fund	05	2006	13.6141	15.6355	0
Oppenheimer Global Securities Fund	05	2005	12.1973	13.6141	0
Oppenheimer Global Securities Fund	05	2004	10.4863	12.1973	0
Oppenheimer Global Securities Fund	05	2003	10.0000	10.4863	0

Oppenheimer Global Securities Fund	06	2008	16.1267	9.4003	4,762
Oppenheimer Global Securities Fund	06	2007	15.5621	16.1267	4,304
Oppenheimer Global Securities Fund	06	2006	13.5710	15.5621	6,146
Oppenheimer Global Securities Fund	06	2005	12.1773	13.5710	5,935
Oppenheimer Global Securities Fund	06	2004	10.4853	12.1773	1,973
Oppenheimer Global Securities Fund	06	2003	10.0000	10.4853	0

Oppenheimer Global Securities Fund	07	2008	16.0933	9.3760	0
Oppenheimer Global Securities Fund	07	2007	15.5378	16.0933	0
Oppenheimer Global Securities Fund	07	2006	13.5567	15.5378	0
Oppenheimer Global Securities Fund	07	2005	12.1707	13.5567	0
Oppenheimer Global Securities Fund	07	2004	10.4849	12.1707	0
Oppenheimer Global Securities Fund	07	2003	10.0000	10.4849	0

Oppenheimer Global Securities Fund	08	2008	15.9597	9.2790	0
Oppenheimer Global Securities Fund	08	2007	15.4406	15.9597	0
Oppenheimer Global Securities Fund	08	2006	13.4995	15.4406	0
Oppenheimer Global Securities Fund	08	2005	12.1442	13.4995	0
Oppenheimer Global Securities Fund	08	2004	10.4836	12.1442	0
Oppenheimer Global Securities Fund	08	2003	10.0000	10.4836	0

Oppenheimer Main St. Fund/VA	01	2008	15.3123	9.2373	3,953,427
Oppenheimer Main St. Fund/VA	01	2007	14.9575	15.3123	3,496,938
Oppenheimer Main St. Fund/VA	01	2006	13.2587	14.9575	2,110,998
Oppenheimer Main St. Fund/VA	01	2005	12.7550	13.2587	1,243,319
Oppenheimer Main St. Fund/VA	01	2004	11.8889	12.7550	535,545
Oppenheimer Main St. Fund/VA	01	2003	9.5654	11.8889	3,409
Oppenheimer Main St. Fund/VA	01	2002	10.0000	9.5654	0

Oppenheimer Main St. Fund/VA	02	2008	15.1511	9.1214	3,775,211
Oppenheimer Main St. Fund/VA	02	2007	14.8305	15.1511	3,518,644
Oppenheimer Main St. Fund/VA	02	2006	13.1728	14.8305	2,223,517
Oppenheimer Main St. Fund/VA	02	2005	12.6981	13.1728	1,091,948
Oppenheimer Main St. Fund/VA	02	2004	11.8600	12.6981	404,646
Oppenheimer Main St. Fund/VA	02	2003	9.5616	11.8600	33,032
Oppenheimer Main St. Fund/VA	02	2002	10.0000	9.5616	0

Oppenheimer Main St. Fund/VA	03	2008	15.1109	9.0925	182,498
Oppenheimer Main St. Fund/VA	03	2007	14.7987	15.1109	192,297
Oppenheimer Main St. Fund/VA	03	2006	13.1513	14.7987	167,632
Oppenheimer Main St. Fund/VA	03	2005	12.6839	13.1513	133,140
Oppenheimer Main St. Fund/VA	03	2004	11.8528	12.6839	54,435
Oppenheimer Main St. Fund/VA	03	2003	9.5607	11.8528	534
Oppenheimer Main St. Fund/VA	03	2002	10.0000	9.5607	0

Oppenheimer Main St. Fund/VA	04	2008	14.9911	9.0065	1,874,668
Oppenheimer Main St. Fund/VA	04	2007	14.7040	14.9911	1,609,535
Oppenheimer Main St. Fund/VA	04	2006	13.0871	14.7040	1,391,769
Oppenheimer Main St. Fund/VA	04	2005	12.6413	13.0871	1,004,271
Oppenheimer Main St. Fund/VA	04	2004	11.8311	12.6413	695,669
Oppenheimer Main St. Fund/VA	04	2003	9.5578	11.8311	24,793
Oppenheimer Main St. Fund/VA	04	2002	10.0000	9.5578	437

Oppenheimer Main St. Fund/VA	05	2008	14.9516	8.9782	31,032
Oppenheimer Main St. Fund/VA	05	2007	14.6727	14.9516	20,499
Oppenheimer Main St. Fund/VA	05	2006	13.0659	14.6727	13,809
Oppenheimer Main St. Fund/VA	05	2005	12.6272	13.0659	7,393
Oppenheimer Main St. Fund/VA	05	2004	11.8240	12.6272	2,227
Oppenheimer Main St. Fund/VA	05	2003	9.5569	11.8240	0
Oppenheimer Main St. Fund/VA	05	2002	10.0000	9.5569	0

Oppenheimer Main St. Fund/VA	06	2008	14.8327	8.8930	145,531
Oppenheimer Main St. Fund/VA	06	2007	14.5786	14.8327	158,786
Oppenheimer Main St. Fund/VA	06	2006	13.0019	14.5786	165,494
Oppenheimer Main St. Fund/VA	06	2005	12.5846	13.0019	169,762
Oppenheimer Main St. Fund/VA	06	2004	11.8023	12.5846	140,727
Oppenheimer Main St. Fund/VA	06	2003	9.5540	11.8023	2,371
Oppenheimer Main St. Fund/VA	06	2002	10.0000	9.5540	0

Oppenheimer Main St. Fund/VA	07	2008	14.6370	8.7712	165,942
Oppenheimer Main St. Fund/VA	07	2007	14.3936	14.6370	177,584
Oppenheimer Main St. Fund/VA	07	2006	12.8435	14.3936	203,327
Oppenheimer Main St. Fund/VA	07	2005	12.4376	12.8435	188,077
Oppenheimer Main St. Fund/VA	07	2004	11.6704	12.4376	187,221
Oppenheimer Main St. Fund/VA	07	2003	10.0000	11.6704	0

Oppenheimer Main St. Fund/VA	08	2008	14.4983	8.6702	23,754
Oppenheimer Main St. Fund/VA	08	2007	14.2866	14.4983	21,607
Oppenheimer Main St. Fund/VA	08	2006	12.7741	14.2866	22,236
Oppenheimer Main St. Fund/VA	08	2005	12.3958	12.7741	23,635
Oppenheimer Main St. Fund/VA	08	2004	11.6551	12.3958	25,120
Oppenheimer Main St. Fund/VA	08	2003	10.0000	11.6551	0

Oppenheimer Main St. Small Cap Fund/VA	01	2008	19.1768	11.6858	83,200
Oppenheimer Main St. Small Cap Fund/VA	01	2007	19.7857	19.1768	53,740
Oppenheimer Main St. Small Cap Fund/VA	01	2006	17.5538	19.7857	46,140
Oppenheimer Main St. Small Cap Fund/VA	01	2005	16.2753	17.5538	26,762
Oppenheimer Main St. Small Cap Fund/VA	01	2004	13.8928	16.2753	20,434
Oppenheimer Main St. Small Cap Fund/VA	01	2003	9.7979	13.8928	6,446
Oppenheimer Main St. Small Cap Fund/VA	01	2002	10.0000	9.7979	0

Oppenheimer Main St. Small Cap Fund/VA	02	2008	18.9750	11.5392	56,615
Oppenheimer Main St. Small Cap Fund/VA	02	2007	19.6176	18.9750	65,847
Oppenheimer Main St. Small Cap Fund/VA	02	2006	17.4401	19.6176	59,913
Oppenheimer Main St. Small Cap Fund/VA	02	2005	16.2027	17.4401	31,412
Oppenheimer Main St. Small Cap Fund/VA	02	2004	13.8591	16.2027	25,584
Oppenheimer Main St. Small Cap Fund/VA	02	2003	9.7940	13.8591	9,188
Oppenheimer Main St. Small Cap Fund/VA	02	2002	10.0000	9.7940	0

Oppenheimer Main St. Small Cap Fund/VA	03	2008	18.9247	11.5027	1,729
Oppenheimer Main St. Small Cap Fund/VA	03	2007	19.5757	18.9247	1,810
Oppenheimer Main St. Small Cap Fund/VA	03	2006	17.4117	19.5757	1,940
Oppenheimer Main St. Small Cap Fund/VA	03	2005	16.1845	17.4117	1,529
Oppenheimer Main St. Small Cap Fund/VA	03	2004	13.8507	16.1845	1,481
Oppenheimer Main St. Small Cap Fund/VA	03	2003	9.7930	13.8507	165
Oppenheimer Main St. Small Cap Fund/VA	03	2002	10.0000	9.7930	0

Oppenheimer Main St. Small Cap Fund/VA	04	2008	18.7745	11.3938	51,839
Oppenheimer Main St. Small Cap Fund/VA	04	2007	19.4503	18.7745	67,120
Oppenheimer Main St. Small Cap Fund/VA	04	2006	17.3267	19.4503	63,735
Oppenheimer Main St. Small Cap Fund/VA	04	2005	16.1302	17.3267	44,675
Oppenheimer Main St. Small Cap Fund/VA	04	2004	13.8253	16.1302	26,131
Oppenheimer Main St. Small Cap Fund/VA	04	2003	9.7901	13.8253	4,190
Oppenheimer Main St. Small Cap Fund/VA	04	2002	10.0000	9.7901	0

Oppenheimer Main St. Small Cap Fund/VA	05	2008	18.7252	11.3581	0
Oppenheimer Main St. Small Cap Fund/VA	05	2007	19.4091	18.7252	931
Oppenheimer Main St. Small Cap Fund/VA	05	2006	17.2987	19.4091	870
Oppenheimer Main St. Small Cap Fund/VA	05	2005	16.1122	17.2987	0
Oppenheimer Main St. Small Cap Fund/VA	05	2004	13.8170	16.1122	0
Oppenheimer Main St. Small Cap Fund/VA	05	2003	9.7891	13.8170	0
Oppenheimer Main St. Small Cap Fund/VA	05	2002	10.0000	9.7891	0

Oppenheimer Main St. Small Cap Fund/VA	06	2008	18.5763	11.2503	1,238
Oppenheimer Main St. Small Cap Fund/VA	06	2007	19.2845	18.5763	5,761
Oppenheimer Main St. Small Cap Fund/VA	06	2006	17.2140	19.2845	8,008
Oppenheimer Main St. Small Cap Fund/VA	06	2005	16.0580	17.2140	3,889
Oppenheimer Main St. Small Cap Fund/VA	06	2004	13.7917	16.0580	1,237
Oppenheimer Main St. Small Cap Fund/VA	06	2003	9.7862	13.7917	73
Oppenheimer Main St. Small Cap Fund/VA	06	2002	10.0000	9.7862	0

Oppenheimer Main St. Small Cap Fund/VA	07	2008	17.5828	10.6432	0
Oppenheimer Main St. Small Cap Fund/VA	07	2007	18.2626	17.5828	0
Oppenheimer Main St. Small Cap Fund/VA	07	2006	16.3101	18.2626	0
Oppenheimer Main St. Small Cap Fund/VA	07	2005	15.2225	16.3101	0
Oppenheimer Main St. Small Cap Fund/VA	07	2004	13.0809	15.2225	0
Oppenheimer Main St. Small Cap Fund/VA	07	2003	10.0000	13.0809	0

Oppenheimer Main St. Small Cap Fund/VA	08	2008	17.4164	10.5207	0
Oppenheimer Main St. Small Cap Fund/VA	08	2007	18.1270	17.4164	0
Oppenheimer Main St. Small Cap Fund/VA	08	2006	16.2222	18.1270	0
Oppenheimer Main St. Small Cap Fund/VA	08	2005	15.1715	16.2222	0
Oppenheimer Main St. Small Cap Fund/VA	08	2004	13.0638	15.1715	0
Oppenheimer Main St. Small Cap Fund/VA	08	2003	10.0000	13.0638	0

PIMCO Emerging Markets Bond Portfolio	01	2008	19.4524	16.3300	40,955
PIMCO Emerging Markets Bond Portfolio	01	2007	18.7018	19.4524	27,853
PIMCO Emerging Markets Bond Portfolio	01	2006	17.4093	18.7018	12,915
PIMCO Emerging Markets Bond Portfolio	01	2005	15.9857	17.4093	10,469
PIMCO Emerging Markets Bond Portfolio	01	2004	14.5045	15.9857	7,608
PIMCO Emerging Markets Bond Portfolio	01	2003	10.0000	14.5045	0

PIMCO Emerging Markets Bond Portfolio	02	2008	19.2476	16.1251	47,177
PIMCO Emerging Markets Bond Portfolio	02	2007	18.5428	19.2476	49,093
PIMCO Emerging Markets Bond Portfolio	02	2006	17.2965	18.5428	32,027
PIMCO Emerging Markets Bond Portfolio	02	2005	15.9143	17.2965	14,807
PIMCO Emerging Markets Bond Portfolio	02	2004	14.4693	15.9143	8,183
PIMCO Emerging Markets Bond Portfolio	02	2003	10.0000	14.4693	0

PIMCO Emerging Markets Bond Portfolio	03	2008	19.1966	16.0742	0
PIMCO Emerging Markets Bond Portfolio	03	2007	18.5032	19.1966	0
PIMCO Emerging Markets Bond Portfolio	03	2006	17.2683	18.5032	0
PIMCO Emerging Markets Bond Portfolio	03	2005	15.8965	17.2683	0
PIMCO Emerging Markets Bond Portfolio	03	2004	14.4605	15.8965	0
PIMCO Emerging Markets Bond Portfolio	03	2003	10.0000	14.4605	0

PIMCO Emerging Markets Bond Portfolio	04	2008	19.0443	15.9221	39,584
PIMCO Emerging Markets Bond Portfolio	04	2007	18.3847	19.0443	39,224
PIMCO Emerging Markets Bond Portfolio	04	2006	17.1840	18.3847	38,046
PIMCO Emerging Markets Bond Portfolio	04	2005	15.8431	17.1840	21,393
PIMCO Emerging Markets Bond Portfolio	04	2004	14.4340	15.8431	11,548
PIMCO Emerging Markets Bond Portfolio	04	2003	10.0000	14.4340	0

PIMCO Emerging Markets Bond Portfolio	05	2008	18.9942	15.8721	429
PIMCO Emerging Markets Bond Portfolio	05	2007	18.3456	18.9942	0
PIMCO Emerging Markets Bond Portfolio	05	2006	17.1561	18.3456	0
PIMCO Emerging Markets Bond Portfolio	05	2005	15.8254	17.1561	0
PIMCO Emerging Markets Bond Portfolio	05	2004	14.4253	15.8254	0
PIMCO Emerging Markets Bond Portfolio	05	2003	10.0000	14.4253	0

PIMCO Emerging Markets Bond Portfolio	06	2008	18.8431	15.7217	0
PIMCO Emerging Markets Bond Portfolio	06	2007	18.2279	18.8431	0
PIMCO Emerging Markets Bond Portfolio	06	2006	17.0722	18.2279	0
PIMCO Emerging Markets Bond Portfolio	06	2005	15.7721	17.0722	0
PIMCO Emerging Markets Bond Portfolio	06	2004	14.3989	15.7721	0
PIMCO Emerging Markets Bond Portfolio	06	2003	10.0000	14.3989	0

PIMCO Emerging Markets Bond Portfolio	07	2008	13.8685	11.5652	0
PIMCO Emerging Markets Bond Portfolio	07	2007	13.4226	13.8685	0
PIMCO Emerging Markets Bond Portfolio	07	2006	12.5780	13.4226	0
PIMCO Emerging Markets Bond Portfolio	07	2005	11.6261	12.5780	0
PIMCO Emerging Markets Bond Portfolio	07	2004	10.6192	11.6261	0
PIMCO Emerging Markets Bond Portfolio	07	2003	10.0000	10.6192	0

PIMCO Emerging Markets Bond Portfolio	08	2008	13.7371	11.4321	0
PIMCO Emerging Markets Bond Portfolio	08	2007	13.3229	13.7371	0
PIMCO Emerging Markets Bond Portfolio	08	2006	12.5101	13.3229	0
PIMCO Emerging Markets Bond Portfolio	08	2005	11.5870	12.5101	0
PIMCO Emerging Markets Bond Portfolio	08	2004	10.6053	11.5870	0
PIMCO Emerging Markets Bond Portfolio	08	2003	10.0000	10.6053	0

PIMCO Low Duration Portfolio	01	2008	10.7321	10.5053	4,892,396
PIMCO Low Duration Portfolio	01	2007	10.1687	10.7321	6,765,448
PIMCO Low Duration Portfolio	01	2006	9.9483	10.1687	3,126,276
PIMCO Low Duration Portfolio	01	2005	10.0184	9.9483	1,671,858
PIMCO Low Duration Portfolio	01	2004	10.0070	10.0184	720,598
PIMCO Low Duration Portfolio	01	2003	10.0000	10.0070	0

PIMCO Low Duration Portfolio	02	2008	10.6436	10.3974	4,263,118
PIMCO Low Duration Portfolio	02	2007	10.1055	10.6436	6,222,474
PIMCO Low Duration Portfolio	02	2006	9.9066	10.1055	3,274,087
PIMCO Low Duration Portfolio	02	2005	9.9967	9.9066	1,496,450
PIMCO Low Duration Portfolio	02	2004	10.0057	9.9967	711,102
PIMCO Low Duration Portfolio	02	2003	10.0000	10.0057	0

PIMCO Low Duration Portfolio	03	2008	10.6216	10.3705	218,629
PIMCO Low Duration Portfolio	03	2007	10.0897	10.6216	304,054
PIMCO Low Duration Portfolio	03	2006	9.8962	10.0897	216,634
PIMCO Low Duration Portfolio	03	2005	9.9912	9.8962	167,446
PIMCO Low Duration Portfolio	03	2004	10.0054	9.9912	69,691
PIMCO Low Duration Portfolio	03	2003	10.0000	10.0054	0

PIMCO Low Duration Portfolio	04	2008	10.5555	10.2903	1,634,432
PIMCO Low Duration Portfolio	04	2007	10.0425	10.5555	2,465,070
PIMCO Low Duration Portfolio	04	2006	9.8649	10.0425	1,951,313
PIMCO Low Duration Portfolio	04	2005	9.9749	9.8649	1,352,680
PIMCO Low Duration Portfolio	04	2004	10.0044	9.9749	923,269
PIMCO Low Duration Portfolio	04	2003	10.0000	10.0044	0

PIMCO Low Duration Portfolio	05	2008	10.5338	10.2638	24,205
PIMCO Low Duration Portfolio	05	2007	10.0269	10.5338	31,080
PIMCO Low Duration Portfolio	05	2006	9.8546	10.0269	16,321
PIMCO Low Duration Portfolio	05	2005	9.9695	9.8546	6,089
PIMCO Low Duration Portfolio	05	2004	10.0041	9.9695	1,670
PIMCO Low Duration Portfolio	05	2003	10.0000	10.0041	0

PIMCO Low Duration Portfolio	06	2008	10.4682	10.1842	166,933
PIMCO Low Duration Portfolio	06	2007	9.9799	10.4682	291,510
PIMCO Low Duration Portfolio	06	2006	9.8234	9.9799	311,516
PIMCO Low Duration Portfolio	06	2005	9.9532	9.8234	319,435
PIMCO Low Duration Portfolio	06	2004	10.0031	9.9532	280,098
PIMCO Low Duration Portfolio	06	2003	10.0000	10.0031	0

PIMCO Low Duration Portfolio	07	2008	10.4465	10.1579	180,933
PIMCO Low Duration Portfolio	07	2007	9.9643	10.4465	284,636
PIMCO Low Duration Portfolio	07	2006	9.8131	9.9643	323,798
PIMCO Low Duration Portfolio	07	2005	9.9478	9.8131	272,922
PIMCO Low Duration Portfolio	07	2004	10.0028	9.9478	261,758
PIMCO Low Duration Portfolio	07	2003	10.0000	10.0028	0

PIMCO Low Duration Portfolio	08	2008	10.3597	10.0528	27,587
PIMCO Low Duration Portfolio	08	2007	9.9019	10.3597	40,969
PIMCO Low Duration Portfolio	08	2006	9.7716	9.9019	43,438
PIMCO Low Duration Portfolio	08	2005	9.9260	9.7716	45,513
PIMCO Low Duration Portfolio	08	2004	10.0015	9.9260	47,314
PIMCO Low Duration Portfolio	08	2003	10.0000	10.0015	0

PIMCO Real Return Portfolio	01	2008	12.9474	11.8289	901,132
PIMCO Real Return Portfolio	01	2007	11.9027	12.9474	290,056
PIMCO Real Return Portfolio	01	2006	12.0220	11.9027	132,639
PIMCO Real Return Portfolio	01	2005	11.9780	12.0220	118,235
PIMCO Real Return Portfolio	01	2004	11.1878	11.9780	76,432
PIMCO Real Return Portfolio	01	2003	10.4555	11.1878	31,163
PIMCO Real Return Portfolio	01	2002	10.0000	10.4555	0

PIMCO Real Return Portfolio	02	2008	12.8111	11.6805	787,633
PIMCO Real Return Portfolio	02	2007	11.8015	12.8111	259,677
PIMCO Real Return Portfolio	02	2006	11.9440	11.8015	190,433
PIMCO Real Return Portfolio	02	2005	11.9245	11.9440	120,425
PIMCO Real Return Portfolio	02	2004	11.1606	11.9245	90,561
PIMCO Real Return Portfolio	02	2003	10.4514	11.1606	69,683
PIMCO Real Return Portfolio	02	2002	10.0000	10.4514	0

PIMCO Real Return Portfolio	03	2008	12.7771	11.6435	32,814
PIMCO Real Return Portfolio	03	2007	11.7762	12.7771	2,787
PIMCO Real Return Portfolio	03	2006	11.9245	11.7762	2,989
PIMCO Real Return Portfolio	03	2005	11.9111	11.9245	3,286
PIMCO Real Return Portfolio	03	2004	11.1538	11.9111	3,204
PIMCO Real Return Portfolio	03	2003	10.4503	11.1538	1,193
PIMCO Real Return Portfolio	03	2002	10.0000	10.4503	0

PIMCO Real Return Portfolio	04	2008	12.6757	11.5334	341,018
PIMCO Real Return Portfolio	04	2007	11.7007	12.6757	140,564
PIMCO Real Return Portfolio	04	2006	11.8662	11.7007	104,579
PIMCO Real Return Portfolio	04	2005	11.8711	11.8662	83,259
PIMCO Real Return Portfolio	04	2004	11.1334	11.8711	32,154
PIMCO Real Return Portfolio	04	2003	10.4472	11.1334	33,603
PIMCO Real Return Portfolio	04	2002	10.0000	10.4472	0

PIMCO Real Return Portfolio	05	2008	12.6423	11.4972	2,796
PIMCO Real Return Portfolio	05	2007	11.6759	12.6423	1,419
PIMCO Real Return Portfolio	05	2006	11.8470	11.6759	1,440
PIMCO Real Return Portfolio	05	2005	11.8578	11.8470	0
PIMCO Real Return Portfolio	05	2004	11.1267	11.8578	0
PIMCO Real Return Portfolio	05	2003	10.4462	11.1267	0
PIMCO Real Return Portfolio	05	2002	10.0000	10.4462	0

PIMCO Real Return Portfolio	06	2008	12.5418	11.3881	24,627
PIMCO Real Return Portfolio	06	2007	11.6009	12.5418	14,461
PIMCO Real Return Portfolio	06	2006	11.7890	11.6009	23,357
PIMCO Real Return Portfolio	06	2005	11.8179	11.7890	24,582
PIMCO Real Return Portfolio	06	2004	11.1063	11.8179	9,331
PIMCO Real Return Portfolio	06	2003	10.4431	11.1063	3,362
PIMCO Real Return Portfolio	06	2002	10.0000	10.4431	0

PIMCO Real Return Portfolio	07	2008	11.4540	10.3951	5,283
PIMCO Real Return Portfolio	07	2007	10.6003	11.4540	1,045
PIMCO Real Return Portfolio	07	2006	10.7776	10.6003	1,084
PIMCO Real Return Portfolio	07	2005	10.8095	10.7776	0
PIMCO Real Return Portfolio	07	2004	10.1638	10.8095	0
PIMCO Real Return Portfolio	07	2003	10.0000	10.1638	0

PIMCO Real Return Portfolio	08	2008	11.3455	10.2755	378
PIMCO Real Return Portfolio	08	2007	10.5215	11.3455	0
PIMCO Real Return Portfolio	08	2006	10.7194	10.5215	0
PIMCO Real Return Portfolio	08	2005	10.7732	10.7194	0
PIMCO Real Return Portfolio	08	2004	10.1505	10.7732	0
PIMCO Real Return Portfolio	08	2003	10.0000	10.1505	0

PIMCO Total Return Portfolio	01	2008	12.1936	12.5613	2,600,790
PIMCO Total Return Portfolio	01	2007	11.4062	12.1936	1,743,208
PIMCO Total Return Portfolio	01	2006	11.1725	11.4062	214,778
PIMCO Total Return Portfolio	01	2005	11.0930	11.1725	144,721
PIMCO Total Return Portfolio	01	2004	10.7591	11.0930	141,197
PIMCO Total Return Portfolio	01	2003	10.4195	10.7591	70,937
PIMCO Total Return Portfolio	01	2002	10.0000	10.4195	0

PIMCO Total Return Portfolio	02	2008	12.0652	12.4036	2,073,218
PIMCO Total Return Portfolio	02	2007	11.3092	12.0652	1,568,764
PIMCO Total Return Portfolio	02	2006	11.1001	11.3092	371,233
PIMCO Total Return Portfolio	02	2005	11.0435	11.1001	269,248
PIMCO Total Return Portfolio	02	2004	10.7329	11.0435	215,310
PIMCO Total Return Portfolio	02	2003	10.4154	10.7329	155,099
PIMCO Total Return Portfolio	02	2002	10.0000	10.4154	0

PIMCO Total Return Portfolio	03	2008	12.0332	12.3644	80,514
PIMCO Total Return Portfolio	03	2007	11.2850	12.0332	54,668
PIMCO Total Return Portfolio	03	2006	11.0820	11.2850	31,650
PIMCO Total Return Portfolio	03	2005	11.0311	11.0820	21,853
PIMCO Total Return Portfolio	03	2004	10.7264	11.0311	21,761
PIMCO Total Return Portfolio	03	2003	10.4143	10.7264	10,042
PIMCO Total Return Portfolio	03	2002	10.0000	10.4143	0

PIMCO Total Return Portfolio	04	2008	11.9377	12.2475	716,863
PIMCO Total Return Portfolio	04	2007	11.2127	11.9377	465,536
PIMCO Total Return Portfolio	04	2006	11.0278	11.2127	236,867
PIMCO Total Return Portfolio	04	2005	10.9940	11.0278	170,230
PIMCO Total Return Portfolio	04	2004	10.7068	10.9940	135,297
PIMCO Total Return Portfolio	04	2003	10.4112	10.7068	136,882
PIMCO Total Return Portfolio	04	2002	10.0000	10.4112	401

PIMCO Total Return Portfolio	05	2008	11.9062	12.2090	2,664
PIMCO Total Return Portfolio	05	2007	11.1889	11.9062	53,009
PIMCO Total Return Portfolio	05	2006	11.0100	11.1889	58,985
PIMCO Total Return Portfolio	05	2005	10.9818	11.0100	66,235
PIMCO Total Return Portfolio	05	2004	10.7003	10.9818	73,578
PIMCO Total Return Portfolio	05	2003	10.4102	10.7003	80,775
PIMCO Total Return Portfolio	05	2002	10.0000	10.4102	0

PIMCO Total Return Portfolio	06	2008	11.8115	12.0932	41,597
PIMCO Total Return Portfolio	06	2007	11.1170	11.8115	50,648
PIMCO Total Return Portfolio	06	2006	10.9560	11.1170	41,302
PIMCO Total Return Portfolio	06	2005	10.9447	10.9560	32,980
PIMCO Total Return Portfolio	06	2004	10.6807	10.9447	25,276
PIMCO Total Return Portfolio	06	2003	10.4071	10.6807	22,022
PIMCO Total Return Portfolio	06	2002	10.0000	10.4071	0

PIMCO Total Return Portfolio	07	2008	10.9989	11.2555	30,780
PIMCO Total Return Portfolio	07	2007	10.3575	10.9989	38,605
PIMCO Total Return Portfolio	07	2006	10.2128	10.3575	39,473
PIMCO Total Return Portfolio	07	2005	10.2074	10.2128	43,653
PIMCO Total Return Portfolio	07	2004	9.9662	10.2074	44,020
PIMCO Total Return Portfolio	07	2003	10.0000	9.9662	37,166

PIMCO Total Return Portfolio	08	2008	10.8947	11.1259	965
PIMCO Total Return Portfolio	08	2007	10.2806	10.8947	597
PIMCO Total Return Portfolio	08	2006	10.1576	10.2806	1,055
PIMCO Total Return Portfolio	08	2005	10.1731	10.1576	1,006
PIMCO Total Return Portfolio	08	2004	9.9532	10.1731	996
PIMCO Total Return Portfolio	08	2003	10.0000	9.9532	1,013

PIMCO VIT All Asset Portfolio	01	2008	11.1932	9.2592	36,073
PIMCO VIT All Asset Portfolio	01	2007	10.5123	11.1932	26,201
PIMCO VIT All Asset Portfolio	01	2006	10.2176	10.5123	6,457
PIMCO VIT All Asset Portfolio	01	2005	10.0000	10.2176	1,500

PIMCO VIT All Asset Portfolio	02	2008	11.1439	9.1996	22,173
PIMCO VIT All Asset Portfolio	02	2007	10.4875	11.1439	16,284
PIMCO VIT All Asset Portfolio	02	2006	10.2141	10.4875	9,630
PIMCO VIT All Asset Portfolio	02	2005	10.0000	10.2141	1,162

PIMCO VIT All Asset Portfolio	03	2008	11.1315	9.1847	0
PIMCO VIT All Asset Portfolio	03	2007	10.4813	11.1315	0
PIMCO VIT All Asset Portfolio	03	2006	10.2133	10.4813	0
PIMCO VIT All Asset Portfolio	03	2005	10.0000	10.2133	0

PIMCO VIT All Asset Portfolio	04	2008	11.0946	9.1402	1,130
PIMCO VIT All Asset Portfolio	04	2007	10.4626	11.0946	5,993
PIMCO VIT All Asset Portfolio	04	2006	10.2107	10.4626	754
PIMCO VIT All Asset Portfolio	04	2005	10.0000	10.2107	0

PIMCO VIT All Asset Portfolio	05	2008	11.0824	9.1255	0
PIMCO VIT All Asset Portfolio	05	2007	10.4564	11.0824	0
PIMCO VIT All Asset Portfolio	05	2006	10.2099	10.4564	0
PIMCO VIT All Asset Portfolio	05	2005	10.0000	10.2099	0

PIMCO VIT All Asset Portfolio	06	2008	11.0456	9.0811	0
PIMCO VIT All Asset Portfolio	06	2007	10.4378	11.0456	0
PIMCO VIT All Asset Portfolio	06	2006	10.2073	10.4378	0
PIMCO VIT All Asset Portfolio	06	2005	10.0000	10.2073	0

PIMCO VIT All Asset Portfolio	07	2008	11.0334	9.0664	0
PIMCO VIT All Asset Portfolio	07	2007	10.4316	11.0334	0
PIMCO VIT All Asset Portfolio	07	2006	10.2064	10.4316	0
PIMCO VIT All Asset Portfolio	07	2005	10.0000	10.2064	0

PIMCO VIT All Asset Portfolio	08	2008	10.9844	9.0077	0
PIMCO VIT All Asset Portfolio	08	2007	10.4068	10.9844	0
PIMCO VIT All Asset Portfolio	08	2006	10.2030	10.4068	0
PIMCO VIT All Asset Portfolio	08	2005	10.0000	10.2030	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	01	2008	11.8804	6.5638	598,392
PIMCO VIT Commodity RealReturn Strategy Portfolio	01	2007	9.8077	11.8804	56,150
PIMCO VIT Commodity RealReturn Strategy Portfolio	01	2006	10.2959	9.8077	11,950
PIMCO VIT Commodity RealReturn Strategy Portfolio	01	2005	10.0000	10.2959	2,353

PIMCO VIT Commodity RealReturn Strategy Portfolio	02	2008	11.8281	6.5215	511,547
PIMCO VIT Commodity RealReturn Strategy Portfolio	02	2007	9.7845	11.8281	91,163
PIMCO VIT Commodity RealReturn Strategy Portfolio	02	2006	10.2924	9.7845	36,714
PIMCO VIT Commodity RealReturn Strategy Portfolio	02	2005	10.0000	10.2924	2,590

PIMCO VIT Commodity RealReturn Strategy Portfolio	03	2008	11.8150	6.5110	25,366
PIMCO VIT Commodity RealReturn Strategy Portfolio	03	2007	9.7787	11.8150	2,669
PIMCO VIT Commodity RealReturn Strategy Portfolio	03	2006	10.2916	9.7787	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	03	2005	10.0000	10.2916	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	04	2008	11.7758	6.4794	124,618
PIMCO VIT Commodity RealReturn Strategy Portfolio	04	2007	9.7612	11.7758	25,670
PIMCO VIT Commodity RealReturn Strategy Portfolio	04	2006	10.2890	9.7612	8,247
PIMCO VIT Commodity RealReturn Strategy Portfolio	04	2005	10.0000	10.2890	8,555

PIMCO VIT Commodity RealReturn Strategy Portfolio	05	2008	11.7628	6.4690	929
PIMCO VIT Commodity RealReturn Strategy Portfolio	05	2007	9.7555	11.7628	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	05	2006	10.2881	9.7555	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	05	2005	10.0000	10.2881	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	06	2008	11.7237	6.4375	6,194
PIMCO VIT Commodity RealReturn Strategy Portfolio	06	2007	9.7381	11.7237	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	06	2006	10.2855	9.7381	2,476
PIMCO VIT Commodity RealReturn Strategy Portfolio	06	2005	10.0000	10.2855	2,212

PIMCO VIT Commodity RealReturn Strategy Portfolio	07	2008	11.7107	6.4270	9,130
PIMCO VIT Commodity RealReturn Strategy Portfolio	07	2007	9.7323	11.7107	1,470
PIMCO VIT Commodity RealReturn Strategy Portfolio	07	2006	10.2847	9.7323	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	07	2005	10.0000	10.2847	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	08	2008	11.6588	6.3854	601
PIMCO VIT Commodity RealReturn Strategy Portfolio	08	2007	9.7091	11.6588	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	08	2006	10.2812	9.7091	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	08	2005	10.0000	10.2812	0

SC AIM Small Cap Growth	01	2008	10.0000	9.0163	2,393

SC AIM Small Cap Growth	02	2008	10.0000	9.0126	0

SC AIM Small Cap Growth	03	2008	10.0000	9.0117	0

SC AIM Small Cap Growth	04	2008	10.0000	9.0090	0

SC AIM Small Cap Growth	05	2008	10.0000	9.0081	0

SC AIM Small Cap Growth	06	2008	10.0000	9.0053	0

SC AIM Small Cap Growth	07	2008	10.0000	9.0044	0

SC AIM Small Cap Growth	08	2008	10.0000	9.0008	0

SC AllianceBernstein International Value	01	2008	10.0000	9.2125	2,017

SC AllianceBernstein International Value	02	2008	10.0000	9.2087	0

SC AllianceBernstein International Value	03	2008	10.0000	9.2078	0

SC AllianceBernstein International Value	04	2008	10.0000	9.2050	37

SC AllianceBernstein International Value	05	2008	10.0000	9.2041	0

SC AllianceBernstein International Value	06	2008	10.0000	9.2013	0

SC AllianceBernstein International Value	07	2008	10.0000	9.2004	0

SC AllianceBernstein International Value	08	2008	10.0000	9.1966	0

SC BlackRock Inflation Protected Bond	01	2008	10.0000	10.2485	41,540

SC BlackRock Inflation Protected Bond	02	2008	10.0000	10.2444	6,711

SC BlackRock Inflation Protected Bond	03	2008	10.0000	10.2434	0

SC BlackRock Inflation Protected Bond	04	2008	10.0000	10.2403	1,425

SC BlackRock Inflation Protected Bond	05	2008	10.0000	10.2392	0

SC BlackRock Inflation Protected Bond	06	2008	10.0000	10.2361	0

SC BlackRock Inflation Protected Bond	07	2008	10.0000	10.2351	0

SC BlackRock Inflation Protected Bond	08	2008	10.0000	10.2310	0

SC Davis Venture Value S Class	01	2008	10.5668	6.4472	1,253,382
SC Davis Venture Value S Class	01	2007	10.0000	10.5668	386,454

SC Davis Venture Value S Class	02	2008	10.5491	6.4232	616,707
SC Davis Venture Value S Class	02	2007	10.0000	10.5491	172,462

SC Davis Venture Value S Class	03	2008	10.5446	6.4172	33,949
SC Davis Venture Value S Class	03	2007	10.0000	10.5446	0

SC Davis Venture Value S Class	04	2008	10.5313	6.3992	158,875
SC Davis Venture Value S Class	04	2007	10.0000	10.5313	45,676

SC Davis Venture Value S Class	05	2008	10.5269	6.3932	0
SC Davis Venture Value S Class	05	2007	10.0000	10.5269	0

SC Davis Venture Value S Class	06	2008	10.5136	6.3753	0
SC Davis Venture Value S Class	06	2007	10.0000	10.5136	0

SC Davis Venture Value S Class	07	2008	10.5091	6.3693	102
SC Davis Venture Value S Class	07	2007	10.0000	10.5091	0

SC Davis Venture Value S Class	08	2008	10.4914	6.3454	0
SC Davis Venture Value S Class	08	2007	10.0000	10.4914	0

SC Dreman Small Cap Value	01	2008	10.0000	9.3457	2,745

SC Dreman Small Cap Value	02	2008	10.0000	9.3419	0

SC Dreman Small Cap Value	03	2008	10.0000	9.3410	0

SC Dreman Small Cap Value	04	2008	10.0000	9.3381	0

SC Dreman Small Cap Value	05	2008	10.0000	9.3372	0

SC Dreman Small Cap Value	06	2008	10.0000	9.3343	0

SC Dreman Small Cap Value	07	2008	10.0000	9.3334	0

SC Dreman Small Cap Value	08	2008	10.0000	9.3296	0

SC Goldman Sachs Mid Cap Value Fund (I Class)	01	2008	10.0000	7.0442	22,822

SC Goldman Sachs Mid Cap Value Fund (I Class)	02	2008	10.0000	7.0326	6,050

SC Goldman Sachs Mid Cap Value Fund (I Class)	03	2008	10.0000	7.0296	0

SC Goldman Sachs Mid Cap Value Fund (I Class)	04	2008	10.0000	7.0209	480

SC Goldman Sachs Mid Cap Value Fund (I Class)	05	2008	10.0000	7.0180	0

SC Goldman Sachs Mid Cap Value Fund (I Class)	06	2008	10.0000	7.0092	0

SC Goldman Sachs Mid Cap Value Fund (I Class)	07	2008	10.0000	7.0063	0

SC Goldman Sachs Mid Cap Value Fund (I Class)	08	2008	10.0000	6.9946	0

SC Goldman Sachs Mid Cap Value Fund (S Class)	01	2008	10.0000	7.0302	37,841

SC Goldman Sachs Mid Cap Value Fund (S Class)	02	2008	10.0000	7.0186	31,265

SC Goldman Sachs Mid Cap Value Fund (S Class)	03	2008	10.0000	7.0157	1,980

SC Goldman Sachs Mid Cap Value Fund (S Class)	04	2008	10.0000	7.0069	2,157

SC Goldman Sachs Mid Cap Value Fund (S Class)	05	2008	10.0000	7.0040	0

SC Goldman Sachs Mid Cap Value Fund (S Class)	06	2008	10.0000	6.9953	0

SC Goldman Sachs Mid Cap Value Fund (S Class)	07	2008	10.0000	6.9924	0

SC Goldman Sachs Mid Cap Value Fund (S Class)	08	2008	10.0000	6.9807	0

SC Goldman Sachs Short Duration Fund (I Class)	01	2008	10.0000	10.1681	298,462

SC Goldman Sachs Short Duration Fund (I Class)	02	2008	10.0000	10.1513	465,968

SC Goldman Sachs Short Duration Fund (I Class)	03	2008	10.0000	10.1471	3,584

SC Goldman Sachs Short Duration Fund (I Class)	04	2008	10.0000	10.1345	139,793

SC Goldman Sachs Short Duration Fund (I Class)	05	2008	10.0000	10.1303	5,776

SC Goldman Sachs Short Duration Fund (I Class)	06	2008	10.0000	10.1177	26,335

SC Goldman Sachs Short Duration Fund (I Class)	07	2008	10.0000	10.1135	6,105

SC Goldman Sachs Short Duration Fund (I Class)	08	2008	10.0000	10.0967	489

SC Goldman Sachs Short Duration Fund (S Class)	01	2008	10.0000	10.1476	718,981

SC Goldman Sachs Short Duration Fund (S Class)	02	2008	10.0000	10.1308	400,655

SC Goldman Sachs Short Duration Fund (S Class)	03	2008	10.0000	10.1266	8,216

SC Goldman Sachs Short Duration Fund (S Class)	04	2008	10.0000	10.1140	50,111

SC Goldman Sachs Short Duration Fund (S Class)	05	2008	10.0000	10.1099	0

SC Goldman Sachs Short Duration Fund (S Class)	06	2008	10.0000	10.0973	0

SC Goldman Sachs Short Duration Fund (S Class)	07	2008	10.0000	10.0931	0

SC Goldman Sachs Short Duration Fund (S Class)	08	2008	10.0000	10.0763	0

SC Ibbotson Balanced	01	2008	10.0000	10.0886	649,082

SC Ibbotson Balanced	02	2008	10.0000	10.0846	152,188

SC Ibbotson Balanced	03	2008	10.0000	10.0836	0

SC Ibbotson Balanced	04	2008	10.0000	10.0805	81,644

SC Ibbotson Balanced	05	2008	10.0000	10.0795	0

SC Ibbotson Balanced	06	2008	10.0000	10.0764	0

SC Ibbotson Balanced	07	2008	10.0000	10.0754	0

SC Ibbotson Balanced	08	2008	10.0000	10.0714	0

SC Ibbotson Growth	01	2008	10.0000	10.2078	378,364

SC Ibbotson Growth	02	2008	10.0000	10.2037	101,892

SC Ibbotson Growth	03	2008	10.0000	10.2027	0

SC Ibbotson Growth	04	2008	10.0000	10.1996	0

SC Ibbotson Growth	05	2008	10.0000	10.1985	0

SC Ibbotson Growth	06	2008	10.0000	10.1955	0

SC Ibbotson Growth	07	2008	10.0000	10.1944	0

SC Ibbotson Growth	08	2008	10.0000	10.1903	0

SC Ibbotson Moderate	01	2008	10.0000	9.8907	253,785

SC Ibbotson Moderate	02	2008	10.0000	9.8868	92,649

SC Ibbotson Moderate	03	2008	10.0000	9.8858	0

SC Ibbotson Moderate	04	2008	10.0000	9.8828	20,569

SC Ibbotson Moderate	05	2008	10.0000	9.8818	0

SC Ibbotson Moderate	06	2008	10.0000	9.8788	0

SC Ibbotson Moderate	07	2008	10.0000	9.8778	0

SC Ibbotson Moderate	08	2008	10.0000	9.8738	0

SC Lord Abbett Growth & Income Fund (I Class)	01	2008	10.0000	7.2499	2,972

SC Lord Abbett Growth & Income Fund (I Class)	02	2008	10.0000	7.2379	0

SC Lord Abbett Growth & Income Fund (I Class)	03	2008	10.0000	7.2349	0

SC Lord Abbett Growth & Income Fund (I Class)	04	2008	10.0000	7.2259	0

SC Lord Abbett Growth & Income Fund (I Class)	05	2008	10.0000	7.2229	0

SC Lord Abbett Growth & Income Fund (I Class)	06	2008	10.0000	7.2139	0

SC Lord Abbett Growth & Income Fund (I Class)	07	2008	10.0000	7.2109	0

SC Lord Abbett Growth & Income Fund (I Class)	08	2008	10.0000	7.1989	0

SC Lord Abbett Growth & Income Fund (S Class)	01	2008	10.0000	7.2355	26,015

SC Lord Abbett Growth & Income Fund (S Class)	02	2008	10.0000	7.2235	19,776

SC Lord Abbett Growth & Income Fund (S Class)	03	2008	10.0000	7.2205	0

SC Lord Abbett Growth & Income Fund (S Class)	04	2008	10.0000	7.2115	459

SC Lord Abbett Growth & Income Fund (S Class)	05	2008	10.0000	7.2085	0

SC Lord Abbett Growth & Income Fund (S Class)	06	2008	10.0000	7.1995	0

SC Lord Abbett Growth & Income Fund (S Class)	07	2008	10.0000	7.1965	0

SC Lord Abbett Growth & Income Fund (S Class)	08	2008	10.0000	7.1845	0

SC Oppenheimer Large Cap Core Fund	01	2008	11.7834	7.2795	39,880
SC Oppenheimer Large Cap Core Fund	01	2007	12.7629	11.7834	33,024
SC Oppenheimer Large Cap Core Fund	01	2006	10.8394	12.7629	29,030
SC Oppenheimer Large Cap Core Fund	01	2005	11.1350	10.8394	3,190
SC Oppenheimer Large Cap Core Fund	01	2004	10.0000	11.1350	2,542
SC Oppenheimer Large Cap Core Fund	01	2003	10.0000	10.0000	0

SC Oppenheimer Large Cap Core Fund	02	2008	11.6899	7.2070	45,377
SC Oppenheimer Large Cap Core Fund	02	2007	12.6875	11.6899	68,493
SC Oppenheimer Large Cap Core Fund	02	2006	10.7973	12.6875	47,318
SC Oppenheimer Large Cap Core Fund	02	2005	11.1143	10.7973	16,739
SC Oppenheimer Large Cap Core Fund	02	2004	10.0000	11.1143	20,700
SC Oppenheimer Large Cap Core Fund	02	2003	10.0000	10.0000	0

SC Oppenheimer Large Cap Core Fund	03	2008	11.6665	7.1889	363
SC Oppenheimer Large Cap Core Fund	03	2007	12.6687	11.6665	363
SC Oppenheimer Large Cap Core Fund	03	2006	10.7868	12.6687	0
SC Oppenheimer Large Cap Core Fund	03	2005	11.1091	10.7868	0
SC Oppenheimer Large Cap Core Fund	03	2004	10.0000	11.1091	0
SC Oppenheimer Large Cap Core Fund	03	2003	10.0000	10.0000	0

SC Oppenheimer Large Cap Core Fund	04	2008	11.5968	7.1349	44,220
SC Oppenheimer Large Cap Core Fund	04	2007	12.6124	11.5968	64,949
SC Oppenheimer Large Cap Core Fund	04	2006	10.7552	12.6124	6,481
SC Oppenheimer Large Cap Core Fund	04	2005	11.0936	10.7552	4,917
SC Oppenheimer Large Cap Core Fund	04	2004	10.0000	11.0936	3,880
SC Oppenheimer Large Cap Core Fund	04	2003	10.0000	10.0000	0

SC Oppenheimer Large Cap Core Fund	05	2008	11.5738	7.1171	0
SC Oppenheimer Large Cap Core Fund	05	2007	12.5938	11.5738	0
SC Oppenheimer Large Cap Core Fund	05	2006	10.7448	12.5938	0
SC Oppenheimer Large Cap Core Fund	05	2005	11.0885	10.7448	0
SC Oppenheimer Large Cap Core Fund	05	2004	10.0000	11.0885	0
SC Oppenheimer Large Cap Core Fund	05	2003	10.0000	10.0000	0

SC Oppenheimer Large Cap Core Fund	06	2008	11.5044	7.0635	1,961
SC Oppenheimer Large Cap Core Fund	06	2007	12.5377	11.5044	1,709
SC Oppenheimer Large Cap Core Fund	06	2006	10.7133	12.5377	11,742
SC Oppenheimer Large Cap Core Fund	06	2005	11.0729	10.7133	1,697
SC Oppenheimer Large Cap Core Fund	06	2004	10.0000	11.0729	1,571
SC Oppenheimer Large Cap Core Fund	06	2003	10.0000	10.0000	0

SC Oppenheimer Large Cap Core Fund	07	2008	11.4814	7.0458	0
SC Oppenheimer Large Cap Core Fund	07	2007	12.5191	11.4814	0
SC Oppenheimer Large Cap Core Fund	07	2006	10.7029	12.5191	0
SC Oppenheimer Large Cap Core Fund	07	2005	11.0678	10.7029	0
SC Oppenheimer Large Cap Core Fund	07	2004	10.0000	11.0678	0
SC Oppenheimer Large Cap Core Fund	07	2003	10.0000	10.0000	0

SC Oppenheimer Large Cap Core Fund	08	2008	11.3896	6.9751	0
SC Oppenheimer Large Cap Core Fund	08	2007	12.4446	11.3896	0
SC Oppenheimer Large Cap Core Fund	08	2006	10.6610	12.4446	0
SC Oppenheimer Large Cap Core Fund	08	2005	11.0471	10.6610	0
SC Oppenheimer Large Cap Core Fund	08	2004	10.0000	11.0471	0
SC Oppenheimer Large Cap Core Fund	08	2003	10.0000	10.0000	0

SC Oppenheimer Main Street Small Cap S Class	01	2008	9.8081	5.9638	1,907,001
SC Oppenheimer Main Street Small Cap S Class	01	2007	10.0000	9.8081	1,035,471

SC Oppenheimer Main Street Small Cap S Class	02	2008	9.7917	5.9416	1,423,499
SC Oppenheimer Main Street Small Cap S Class	02	2007	10.0000	9.7917	832,213

SC Oppenheimer Main Street Small Cap S Class	03	2008	9.7875	5.9360	24,346
SC Oppenheimer Main Street Small Cap S Class	03	2007	10.0000	9.7875	10,653

SC Oppenheimer Main Street Small Cap S Class	04	2008	9.7752	5.9194	317,297
SC Oppenheimer Main Street Small Cap S Class	04	2007	10.0000	9.7752	155,628

SC Oppenheimer Main Street Small Cap S Class	05	2008	9.7711	5.9139	1,141
SC Oppenheimer Main Street Small Cap S Class	05	2007	10.0000	9.7711	0

SC Oppenheimer Main Street Small Cap S Class	06	2008	9.7587	5.8973	3,755
SC Oppenheimer Main Street Small Cap S Class	06	2007	10.0000	9.7587	0

SC Oppenheimer Main Street Small Cap S Class	07	2008	9.7546	5.8918	14,070
SC Oppenheimer Main Street Small Cap S Class	07	2007	10.0000	9.7546	541

SC Oppenheimer Main Street Small Cap S Class	08	2008	9.7381	5.8697	1,109
SC Oppenheimer Main Street Small Cap S Class	08	2007	10.0000	9.7381	0

SC PIMCO High Yield Fund (S Class)	01	2008	10.0000	8.5105	115,248

SC PIMCO High Yield Fund (S Class)	02	2008	10.0000	8.4964	103,407

SC PIMCO High Yield Fund (S Class)	03	2008	10.0000	8.4929	8,592

SC PIMCO High Yield Fund (S Class)	04	2008	10.0000	8.4823	23,378

SC PIMCO High Yield Fund (S Class)	05	2008	10.0000	8.4788	2,246

SC PIMCO High Yield Fund (S Class)	06	2008	10.0000	8.4683	4,930

SC PIMCO High Yield Fund (S Class)	07	2008	10.0000	8.4648	95

SC PIMCO High Yield Fund (S Class)	08	2008	10.0000	8.4507	0

SC PIMCO Total Return	01	2008	10.0000	10.5745	200,694

SC PIMCO Total Return	02	2008	10.0000	10.5703	80,064

SC PIMCO Total Return	03	2008	10.0000	10.5692	1,378

SC PIMCO Total Return	04	2008	10.0000	10.5660	8,286

SC PIMCO Total Return	05	2008	10.0000	10.5650	0

SC PIMCO Total Return	06	2008	10.0000	10.5618	0

SC PIMCO Total Return	07	2008	10.0000	10.5607	0

SC PIMCO Total Return	08	2008	10.0000	10.5565	0

SC WMC Blue Chip Mid Cap Fund (Service Class)	01	2008	10.0000	7.4677	459,833

SC WMC Blue Chip Mid Cap Fund (Service Class)	02	2008	10.0000	7.4554	337,309

SC WMC Blue Chip Mid Cap Fund (Service Class)	03	2008	10.0000	7.4523	9,046

SC WMC Blue Chip Mid Cap Fund (Service Class)	04	2008	10.0000	7.4430	82,472

SC WMC Blue Chip Mid Cap Fund (Service Class)	05	2008	10.0000	7.4399	443

SC WMC Blue Chip Mid Cap Fund (Service Class)	06	2008	10.0000	7.4306	4,772

SC WMC Blue Chip Mid Cap Fund (Service Class)	07	2008	10.0000	7.4275	8,803

SC WMC Blue Chip Mid Cap Fund (Service Class)	08	2008	10.0000	7.4152	745

SC WMC Large Cap Growth Fund (Service Class)	01	2008	10.3562	5.6698	16,978
SC WMC Large Cap Growth Fund (Service Class)	01	2007	9.8671	10.3562	5,805
SC WMC Large Cap Growth Fund (Service Class)	01	2006	10.0000	9.8671	1,147

SC WMC Large Cap Growth Fund (Service Class)	02	2008	10.3210	5.6390	52,918
SC WMC Large Cap Growth Fund (Service Class)	02	2007	9.8538	10.3210	38,329
SC WMC Large Cap Growth Fund (Service Class)	02	2006	10.0000	9.8538	18,728

SC WMC Large Cap Growth Fund (Service Class)	03	2008	10.3122	5.6313	0
SC WMC Large Cap Growth Fund (Service Class)	03	2007	9.8504	10.3122	0
SC WMC Large Cap Growth Fund (Service Class)	03	2006	10.0000	9.8504	0

SC WMC Large Cap Growth Fund (Service Class)	04	2008	10.2859	5.6082	3,150
SC WMC Large Cap Growth Fund (Service Class)	04	2007	9.8404	10.2859	3,114
SC WMC Large Cap Growth Fund (Service Class)	04	2006	10.0000	9.8404	1,189

SC WMC Large Cap Growth Fund (Service Class)	05	2008	10.2772	5.6006	0
SC WMC Large Cap Growth Fund (Service Class)	05	2007	9.8371	10.2772	0
SC WMC Large Cap Growth Fund (Service Class)	05	2006	10.0000	9.8371	0

SC WMC Large Cap Growth Fund (Service Class)	06	2008	10.2509	5.5777	0
SC WMC Large Cap Growth Fund (Service Class)	06	2007	9.8271	10.2509	0
SC WMC Large Cap Growth Fund (Service Class)	06	2006	10.0000	9.8271	0

SC WMC Large Cap Growth Fund (Service Class)	07	2008	10.2421	5.5700	0
SC WMC Large Cap Growth Fund (Service Class)	07	2007	9.8237	10.2421	0
SC WMC Large Cap Growth Fund (Service Class)	07	2006	10.0000	9.8237	0

SC WMC Large Cap Growth Fund (Service Class)	08	2008	10.2071	5.5396	0
SC WMC Large Cap Growth Fund (Service Class)	08	2007	9.8104	10.2071	0
SC WMC Large Cap Growth Fund (Service Class)	08	2006	10.0000	9.8104	0

Sun Capital Global Real Estate Fund	01	2008	23.3818	8.3953	1,188,899
Sun Capital Global Real Estate Fund	01	2007	27.3849	15.4994	807,686
Sun Capital Global Real Estate Fund	01	2006	20.0459	18.1956	379,082
Sun Capital Global Real Estate Fund	01	2005	18.5935	13.3501	253,023
Sun Capital Global Real Estate Fund	01	2004	14.1883	12.4174	139,948
Sun Capital Global Real Estate Fund	01	2003	10.6169	10.0000	26,346
Sun Capital Global Real Estate Fund	01	2002	10.0000	10.6169	0

Sun Capital Global Real Estate Fund	02	2008	23.1358	8.3116	1,086,735
Sun Capital Global Real Estate Fund	02	2007	27.1524	15.3764	829,891
Sun Capital Global Real Estate Fund	02	2006	19.9161	18.0883	408,556
Sun Capital Global Real Estate Fund	02	2005	18.5106	13.2983	248,744
Sun Capital Global Real Estate Fund	02	2004	14.1539	12.3943	115,602
Sun Capital Global Real Estate Fund	02	2003	10.6127	10.0000	22,447
Sun Capital Global Real Estate Fund	02	2002	10.0000	10.6127	0

Sun Capital Global Real Estate Fund	03	2008	23.0745	8.2907	50,606
Sun Capital Global Real Estate Fund	03	2007	27.0943	15.3457	41,294
Sun Capital Global Real Estate Fund	03	2006	19.8836	18.0614	33,246
Sun Capital Global Real Estate Fund	03	2005	18.4898	13.2853	30,738
Sun Capital Global Real Estate Fund	03	2004	14.1453	12.3885	16,998
Sun Capital Global Real Estate Fund	03	2003	10.6117	10.0000	4,221
Sun Capital Global Real Estate Fund	03	2002	10.0000	10.6117	0

Sun Capital Global Real Estate Fund	04	2008	22.8914	8.2284	372,647
Sun Capital Global Real Estate Fund	04	2007	26.9209	15.2540	323,465
Sun Capital Global Real Estate Fund	04	2006	19.7865	17.9812	236,296
Sun Capital Global Real Estate Fund	04	2005	18.4277	13.2465	183,474
Sun Capital Global Real Estate Fund	04	2004	14.1194	12.3712	137,282
Sun Capital Global Real Estate Fund	04	2003	10.6085	10.0000	36,462
Sun Capital Global Real Estate Fund	04	2002	10.0000	10.6085	0

Sun Capital Global Real Estate Fund	05	2008	22.8312	8.2079	5,476
Sun Capital Global Real Estate Fund	05	2007	26.8638	15.2238	3,581
Sun Capital Global Real Estate Fund	05	2006	19.7545	17.9547	2,492
Sun Capital Global Real Estate Fund	05	2005	18.4072	13.2337	1,537
Sun Capital Global Real Estate Fund	05	2004	14.1109	12.3655	426
Sun Capital Global Real Estate Fund	05	2003	10.6075	10.0000	0
Sun Capital Global Real Estate Fund	05	2002	10.0000	10.6075	0

Sun Capital Global Real Estate Fund	06	2008	22.6497	8.1461	25,907
Sun Capital Global Real Estate Fund	06	2007	26.6914	15.1326	28,637
Sun Capital Global Real Estate Fund	06	2006	19.6578	17.8748	24,956
Sun Capital Global Real Estate Fund	06	2005	18.3452	13.1949	26,109
Sun Capital Global Real Estate Fund	06	2004	14.0850	12.3482	22,053
Sun Capital Global Real Estate Fund	06	2003	10.6043	10.0000	8,212
Sun Capital Global Real Estate Fund	06	2002	10.0000	10.6043	0

Sun Capital Global Real Estate Fund	07	2008	19.5027	8.1257	41,453
Sun Capital Global Real Estate Fund	07	2007	22.9948	15.1023	36,940
Sun Capital Global Real Estate Fund	07	2006	16.9439	17.8482	35,052
Sun Capital Global Real Estate Fund	07	2005	15.8206	13.1821	40,851
Sun Capital Global Real Estate Fund	07	2004	12.1529	12.3424	45,233
Sun Capital Global Real Estate Fund	07	2003	10.0000	10.0000	15,984

Sun Capital Global Real Estate Fund	08	2008	19.3181	8.0441	3,675
Sun Capital Global Real Estate Fund	08	2007	22.8241	14.9817	2,796
Sun Capital Global Real Estate Fund	08	2006	16.8525	17.7422	2,435
Sun Capital Global Real Estate Fund	08	2005	15.7675	13.1306	2,347
Sun Capital Global Real Estate Fund	08	2004	12.1370	12.3194	2,557
Sun Capital Global Real Estate Fund	08	2003	10.0000	10.0000	433

Sun Capital Investment Grade Bond S Class	01	2008	10.8715	9.3298	192,322
Sun Capital Investment Grade Bond S Class	01	2007	10.6853	10.8715	170,344
Sun Capital Investment Grade Bond S Class	01	2006	10.3379	10.6853	32,716
Sun Capital Investment Grade Bond S Class	01	2005	10.3369	10.3379	10,519
Sun Capital Investment Grade Bond S Class	01	2004	10.0000	10.3369	3,080
Sun Capital Investment Grade Bond S Class	01	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	02	2008	10.7852	9.2368	161,968
Sun Capital Investment Grade Bond S Class	02	2007	10.6222	10.7852	189,518
Sun Capital Investment Grade Bond S Class	02	2006	10.2978	10.6222	41,107
Sun Capital Investment Grade Bond S Class	02	2005	10.3177	10.2978	24,919
Sun Capital Investment Grade Bond S Class	02	2004	10.0000	10.3177	580
Sun Capital Investment Grade Bond S Class	02	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	03	2008	10.7637	9.2137	25,703
Sun Capital Investment Grade Bond S Class	03	2007	10.6065	10.7637	8,406
Sun Capital Investment Grade Bond S Class	03	2006	10.2877	10.6065	0
Sun Capital Investment Grade Bond S Class	03	2005	10.3129	10.2877	0
Sun Capital Investment Grade Bond S Class	03	2004	10.0000	10.3129	0
Sun Capital Investment Grade Bond S Class	03	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	04	2008	10.6993	9.1445	78,630
Sun Capital Investment Grade Bond S Class	04	2007	10.5593	10.6993	106,557
Sun Capital Investment Grade Bond S Class	04	2006	10.2576	10.5593	28,100
Sun Capital Investment Grade Bond S Class	04	2005	10.2985	10.2576	7,773
Sun Capital Investment Grade Bond S Class	04	2004	10.0000	10.2985	0
Sun Capital Investment Grade Bond S Class	04	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	05	2008	10.6781	9.1217	2,919
Sun Capital Investment Grade Bond S Class	05	2007	10.5437	10.6781	1,679
Sun Capital Investment Grade Bond S Class	05	2006	10.2477	10.5437	1,615
Sun Capital Investment Grade Bond S Class	05	2005	10.2938	10.2477	0
Sun Capital Investment Grade Bond S Class	05	2004	10.0000	10.2938	0
Sun Capital Investment Grade Bond S Class	05	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	06	2008	10.6141	9.0531	2,889
Sun Capital Investment Grade Bond S Class	06	2007	10.4967	10.6141	17,230
Sun Capital Investment Grade Bond S Class	06	2006	10.2177	10.4967	8,222
Sun Capital Investment Grade Bond S Class	06	2005	10.2793	10.2177	7,368
Sun Capital Investment Grade Bond S Class	06	2004	10.0000	10.2793	317
Sun Capital Investment Grade Bond S Class	06	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	07	2008	10.5929	9.0304	1,608
Sun Capital Investment Grade Bond S Class	07	2007	10.4812	10.5929	832
Sun Capital Investment Grade Bond S Class	07	2006	10.2077	10.4812	0
Sun Capital Investment Grade Bond S Class	07	2005	10.2745	10.2077	0
Sun Capital Investment Grade Bond S Class	07	2004	10.0000	10.2745	0
Sun Capital Investment Grade Bond S Class	07	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	08	2008	10.5082	8.9398	0
Sun Capital Investment Grade Bond S Class	08	2007	10.4189	10.5082	0
Sun Capital Investment Grade Bond S Class	08	2006	10.1678	10.4189	0
Sun Capital Investment Grade Bond S Class	08	2005	10.2553	10.1678	0
Sun Capital Investment Grade Bond S Class	08	2004	10.0000	10.2553	0
Sun Capital Investment Grade Bond S Class	08	2003	10.0000	10.0000	0

Sun Capital Money Market S Class	01	2008	10.6084	10.6359	692,343
Sun Capital Money Market S Class	01	2007	10.3168	10.6084	3,025
Sun Capital Money Market S Class	01	2006	10.0583	10.3168	2,982
Sun Capital Money Market S Class	01	2005	10.0000	10.0583	2,678

Sun Capital Money Market S Class	02	2008	10.5485	10.5543	172,973
Sun Capital Money Market S Class	02	2007	10.2795	10.5485	0
Sun Capital Money Market S Class	02	2006	10.0423	10.2795	0
Sun Capital Money Market S Class	02	2005	10.0000	10.0423	0

Sun Capital Money Market S Class	03	2008	10.5335	10.5339	17,553
Sun Capital Money Market S Class	03	2007	10.2702	10.5335	0
Sun Capital Money Market S Class	03	2006	10.0384	10.2702	0
Sun Capital Money Market S Class	03	2005	10.0000	10.0384	0

Sun Capital Money Market S Class	04	2008	10.4887	10.4730	155,629
Sun Capital Money Market S Class	04	2007	10.2423	10.4887	0
Sun Capital Money Market S Class	04	2006	10.0264	10.2423	0
Sun Capital Money Market S Class	04	2005	10.0000	10.0264	0

Sun Capital Money Market S Class	05	2008	10.4739	10.4529	0
Sun Capital Money Market S Class	05	2007	10.2331	10.4739	0
Sun Capital Money Market S Class	05	2006	10.0224	10.2331	0
Sun Capital Money Market S Class	05	2005	10.0000	10.0224	0

Sun Capital Money Market S Class	06	2008	10.4293	10.3923	7,725
Sun Capital Money Market S Class	06	2007	10.2052	10.4293	0
Sun Capital Money Market S Class	06	2006	10.0105	10.2052	0
Sun Capital Money Market S Class	06	2005	10.0000	10.0105	0

Sun Capital Money Market S Class	07	2008	10.4144	10.3722	0
Sun Capital Money Market S Class	07	2007	10.1960	10.4144	0
Sun Capital Money Market S Class	07	2006	10.0065	10.1960	0
Sun Capital Money Market S Class	07	2005	10.0000	10.0065	0

Sun Capital Money Market S Class	08	2008	10.3552	10.2920	0
Sun Capital Money Market S Class	08	2007	10.1589	10.3552	0
Sun Capital Money Market S Class	08	2006	9.9905	10.1589	0
Sun Capital Money Market S Class	08	2005	10.0000	9.9905	0

Templeton Developing Markets Securities Fund, Class 2	01	2008	17.8610	8.3029	582,608
Templeton Developing Markets Securities Fund, Class 2	01	2007	14.1098	17.8610	453,540
Templeton Developing Markets Securities Fund, Class 2	01	2006	11.2055	14.1098	24,190
Templeton Developing Markets Securities Fund, Class 2	01	2005	10.0000	11.2055	0

Templeton Developing Markets Securities Fund, Class 2	02	2008	17.7824	8.2494	472,533
Templeton Developing Markets Securities Fund, Class 2	02	2007	14.0765	17.7824	400,090
Templeton Developing Markets Securities Fund, Class 2	02	2006	11.2018	14.0765	62,739
Templeton Developing Markets Securities Fund, Class 2	02	2005	10.0000	11.2018	0

Templeton Developing Markets Securities Fund, Class 2	03	2008	17.7627	8.2360	8,363
Templeton Developing Markets Securities Fund, Class 2	03	2007	14.0682	17.7627	5,054
Templeton Developing Markets Securities Fund, Class 2	03	2006	11.2009	14.0682	0
Templeton Developing Markets Securities Fund, Class 2	03	2005	10.0000	11.2009	0

Templeton Developing Markets Securities Fund, Class 2	04	2008	17.7038	8.1961	131,321
Templeton Developing Markets Securities Fund, Class 2	04	2007	14.0432	17.7038	167,477
Templeton Developing Markets Securities Fund, Class 2	04	2006	11.1980	14.0432	26,554
Templeton Developing Markets Securities Fund, Class 2	04	2005	10.0000	11.1980	18,943

Templeton Developing Markets Securities Fund, Class 2	05	2008	17.6843	8.1829	0
Templeton Developing Markets Securities Fund, Class 2	05	2007	14.0349	17.6843	0
Templeton Developing Markets Securities Fund, Class 2	05	2006	11.1971	14.0349	0
Templeton Developing Markets Securities Fund, Class 2	05	2005	10.0000	11.1971	0

Templeton Developing Markets Securities Fund, Class 2	06	2008	17.6256	8.1431	7,671
Templeton Developing Markets Securities Fund, Class 2	06	2007	14.0099	17.6256	10,392
Templeton Developing Markets Securities Fund, Class 2	06	2006	11.1943	14.0099	3,260
Templeton Developing Markets Securities Fund, Class 2	06	2005	10.0000	11.1943	4,905

Templeton Developing Markets Securities Fund, Class 2	07	2008	17.6061	8.1299	936
Templeton Developing Markets Securities Fund, Class 2	07	2007	14.0015	17.6061	942
Templeton Developing Markets Securities Fund, Class 2	07	2006	11.1933	14.0015	0
Templeton Developing Markets Securities Fund, Class 2	07	2005	10.0000	11.1933	0

Templeton Developing Markets Securities Fund, Class 2	08	2008	17.5280	8.0772	0
Templeton Developing Markets Securities Fund, Class 2	08	2007	13.9682	17.5280	0
Templeton Developing Markets Securities Fund, Class 2	08	2006	11.1896	13.9682	0
Templeton Developing Markets Securities Fund, Class 2	08	2005	10.0000	11.1896	0

Templeton Foreign Securities Fund	01	2008	22.1685	12.9916	1,431,626
Templeton Foreign Securities Fund	01	2007	19.5344	22.1685	1,470,956
Templeton Foreign Securities Fund	01	2006	16.3622	19.5344	1,424,043
Templeton Foreign Securities Fund	01	2005	15.1080	16.3622	894,519
Templeton Foreign Securities Fund	01	2004	12.9672	15.1080	428,447
Templeton Foreign Securities Fund	01	2003	9.9773	12.9672	43,560
Templeton Foreign Securities Fund	01	2002	10.0000	9.9773	0

Templeton Foreign Securities Fund	02	2008	21.9352	12.8286	1,596,398
Templeton Foreign Securities Fund	02	2007	19.3684	21.9352	1,680,974
Templeton Foreign Securities Fund	02	2006	16.2562	19.3684	1,516,351
Templeton Foreign Securities Fund	02	2005	15.0406	16.2562	800,823
Templeton Foreign Securities Fund	02	2004	12.9358	15.0406	338,260
Templeton Foreign Securities Fund	02	2003	9.9733	12.9358	67,183
Templeton Foreign Securities Fund	02	2002	10.0000	9.9733	0

Templeton Foreign Securities Fund	03	2008	21.8771	12.7880	103,214
Templeton Foreign Securities Fund	03	2007	19.3270	21.8771	100,415
Templeton Foreign Securities Fund	03	2006	16.2297	19.3270	104,289
Templeton Foreign Securities Fund	03	2005	15.0238	16.2297	102,985
Templeton Foreign Securities Fund	03	2004	12.9279	15.0238	50,307
Templeton Foreign Securities Fund	03	2003	9.9723	12.9279	1,625
Templeton Foreign Securities Fund	03	2002	10.0000	9.9723	0

Templeton Foreign Securities Fund	04	2008	21.7035	12.6670	835,801
Templeton Foreign Securities Fund	04	2007	19.2032	21.7035	940,046
Templeton Foreign Securities Fund	04	2006	16.1504	19.2032	964,322
Templeton Foreign Securities Fund	04	2005	14.9733	16.1504	773,660
Templeton Foreign Securities Fund	04	2004	12.9042	14.9733	555,419
Templeton Foreign Securities Fund	04	2003	9.9694	12.9042	91,795
Templeton Foreign Securities Fund	04	2002	10.0000	9.9694	0

Templeton Foreign Securities Fund	05	2008	21.6464	12.6273	17,959
Templeton Foreign Securities Fund	05	2007	19.1625	21.6464	12,088
Templeton Foreign Securities Fund	05	2006	16.1243	19.1625	9,249
Templeton Foreign Securities Fund	05	2005	14.9566	16.1243	5,205
Templeton Foreign Securities Fund	05	2004	12.8964	14.9566	1,648
Templeton Foreign Securities Fund	05	2003	9.9684	12.8964	0
Templeton Foreign Securities Fund	05	2002	10.0000	9.9684	0

Templeton Foreign Securities Fund	06	2008	21.4743	12.5075	97,277
Templeton Foreign Securities Fund	06	2007	19.0395	21.4743	101,565
Templeton Foreign Securities Fund	06	2006	16.0454	19.0395	115,467
Templeton Foreign Securities Fund	06	2005	14.9062	16.0454	127,902
Templeton Foreign Securities Fund	06	2004	12.8728	14.9062	115,638
Templeton Foreign Securities Fund	06	2003	9.9654	12.8728	17,964
Templeton Foreign Securities Fund	06	2002	10.0000	9.9654	0

Templeton Foreign Securities Fund	07	2008	21.0752	12.2688	113,440
Templeton Foreign Securities Fund	07	2007	18.6953	21.0752	121,754
Templeton Foreign Securities Fund	07	2006	15.7633	18.6953	153,932
Templeton Foreign Securities Fund	07	2005	14.6516	15.7633	155,114
Templeton Foreign Securities Fund	07	2004	12.6594	14.6516	167,768
Templeton Foreign Securities Fund	07	2003	10.0000	12.6594	28,939

Templeton Foreign Securities Fund	08	2008	20.8756	12.1276	13,995
Templeton Foreign Securities Fund	08	2007	18.5565	20.8756	12,772
Templeton Foreign Securities Fund	08	2006	15.6783	18.5565	14,813
Templeton Foreign Securities Fund	08	2005	14.6024	15.6783	16,281
Templeton Foreign Securities Fund	08	2004	12.6429	14.6024	18,547
Templeton Foreign Securities Fund	08	2003	10.0000	12.6429	769

Templeton Growth Securities Fund Class 2	01	2008	19.1228	10.8410	190,040
Templeton Growth Securities Fund Class 2	01	2007	19.0091	19.1228	165,158
Templeton Growth Securities Fund Class 2	01	2006	15.8748	19.0091	35,963
Templeton Growth Securities Fund Class 2	01	2005	14.8337	15.8748	14,184
Templeton Growth Securities Fund Class 2	01	2004	13.0064	14.8337	3,822
Templeton Growth Securities Fund Class 2	01	2003	10.0000	13.0064	0

Templeton Growth Securities Fund Class 2	02	2008	18.9215	10.7050	127,227
Templeton Growth Securities Fund Class 2	02	2007	18.8476	18.9215	173,813
Templeton Growth Securities Fund Class 2	02	2006	15.7719	18.8476	127,664
Templeton Growth Securities Fund Class 2	02	2005	14.7675	15.7719	35,471
Templeton Growth Securities Fund Class 2	02	2004	12.9748	14.7675	30,718
Templeton Growth Securities Fund Class 2	02	2003	10.0000	12.9748	0

Templeton Growth Securities Fund Class 2	03	2008	18.8713	10.6711	13,642
Templeton Growth Securities Fund Class 2	03	2007	18.8073	18.8713	3,219
Templeton Growth Securities Fund Class 2	03	2006	15.7462	18.8073	3,152
Templeton Growth Securities Fund Class 2	03	2005	14.7509	15.7462	971
Templeton Growth Securities Fund Class 2	03	2004	12.9669	14.7509	550
Templeton Growth Securities Fund Class 2	03	2003	10.0000	12.9669	0

Templeton Growth Securities Fund Class 2	04	2008	18.7216	10.5702	71,724
Templeton Growth Securities Fund Class 2	04	2007	18.6869	18.7216	90,878
Templeton Growth Securities Fund Class 2	04	2006	15.6693	18.6869	59,354
Templeton Growth Securities Fund Class 2	04	2005	14.7014	15.6693	29,511
Templeton Growth Securities Fund Class 2	04	2004	12.9432	14.7014	18,481
Templeton Growth Securities Fund Class 2	04	2003	10.0000	12.9432	0

Templeton Growth Securities Fund Class 2	05	2008	18.6724	10.5370	0
Templeton Growth Securities Fund Class 2	05	2007	18.6472	18.6724	0
Templeton Growth Securities Fund Class 2	05	2006	15.6439	18.6472	0
Templeton Growth Securities Fund Class 2	05	2005	14.6850	15.6439	0
Templeton Growth Securities Fund Class 2	05	2004	12.9354	14.6850	0
Templeton Growth Securities Fund Class 2	05	2003	10.0000	12.9354	0

Templeton Growth Securities Fund Class 2	06	2008	18.5239	10.4371	4,707
Templeton Growth Securities Fund Class 2	06	2007	18.5275	18.5239	6,421
Templeton Growth Securities Fund Class 2	06	2006	15.5674	18.5275	4,004
Templeton Growth Securities Fund Class 2	06	2005	14.6356	15.5674	1,589
Templeton Growth Securities Fund Class 2	06	2004	12.9117	14.6356	1,589
Templeton Growth Securities Fund Class 2	06	2003	10.0000	12.9117	0

Templeton Growth Securities Fund Class 2	07	2008	17.8849	10.0718	3,894
Templeton Growth Securities Fund Class 2	07	2007	17.8976	17.8849	3,143
Templeton Growth Securities Fund Class 2	07	2006	15.0457	17.8976	3,000
Templeton Growth Securities Fund Class 2	07	2005	14.1523	15.0457	0
Templeton Growth Securities Fund Class 2	07	2004	12.4918	14.1523	0
Templeton Growth Securities Fund Class 2	07	2003	10.0000	12.4918	0

Templeton Growth Securities Fund Class 2	08	2008	17.7154	9.9559	0
Templeton Growth Securities Fund Class 2	08	2007	17.7647	17.7154	0
Templeton Growth Securities Fund Class 2	08	2006	14.9645	17.7647	0
Templeton Growth Securities Fund Class 2	08	2005	14.1048	14.9645	0
Templeton Growth Securities Fund Class 2	08	2004	12.4754	14.1048	0
Templeton Growth Securities Fund Class 2	08	2003	10.0000	12.4754	0

Van Kampen LIT Comstock II	01	2008	9.8718	6.2293	147,925
Van Kampen LIT Comstock II	01	2007	10.0000	9.8718	101,652

Van Kampen LIT Comstock II	02	2008	9.8552	6.2061	139,445
Van Kampen LIT Comstock II	02	2007	10.0000	9.8552	105,927

Van Kampen LIT Comstock II	03	2008	9.8511	6.2003	0
Van Kampen LIT Comstock II	03	2007	10.0000	9.8511	0

Van Kampen LIT Comstock II	04	2008	9.8386	6.1829	54,322
Van Kampen LIT Comstock II	04	2007	10.0000	9.8386	27,588

Van Kampen LIT Comstock II	05	2008	9.8345	6.1772	0
Van Kampen LIT Comstock II	05	2007	10.0000	9.8345	0

Van Kampen LIT Comstock II	06	2008	9.8220	6.1598	0
Van Kampen LIT Comstock II	06	2007	10.0000	9.8220	0

Van Kampen LIT Comstock II	07	2008	9.8179	6.1541	0
Van Kampen LIT Comstock II	07	2007	10.0000	9.8179	0

Van Kampen LIT Comstock II	08	2008	9.8013	6.1310	0
Van Kampen LIT Comstock II	08	2007	10.0000	9.8013	0

Van Kampen UIF Equity & Income Class II	01	2008	10.0000	8.3378	98,753

Van Kampen UIF Equity & Income Class II	02	2008	10.0000	8.3240	17,218

Van Kampen UIF Equity & Income Class II	03	2008	10.0000	8.3206	0

Van Kampen UIF Equity & Income Class II	04	2008	10.0000	8.3102	1,639

Van Kampen UIF Equity & Income Class II	05	2008	10.0000	8.3068	0

Van Kampen UIF Equity & Income Class II	06	2008	10.0000	8.2964	0

Van Kampen UIF Equity & Income Class II	07	2008	10.0000	8.2930	0

Van Kampen UIF Equity & Income Class II	08	2008	10.0000	8.2792	0

Van Kampen UIF Mid Cap Growth Class II	01	2008	10.0000	6.2695	11,531

Van Kampen UIF Mid Cap Growth Class II	02	2008	10.0000	6.2591	233

Van Kampen UIF Mid Cap Growth Class II	03	2008	10.0000	6.2565	0

Van Kampen UIF Mid Cap Growth Class II	04	2008	10.0000	6.2487	1,322

Van Kampen UIF Mid Cap Growth Class II	05	2008	10.0000	6.2461	0

Van Kampen UIF Mid Cap Growth Class II	06	2008	10.0000	6.2383	0

Van Kampen UIF Mid Cap Growth Class II	07	2008	10.0000	6.2357	0

Van Kampen UIF Mid Cap Growth Class II	08	2008	10.0000	6.2253	0

Van Kampen UIF US Mid Cap Value Class II	01	2008	10.0000	6.5354	1,551

Van Kampen UIF US Mid Cap Value Class II	02	2008	10.0000	6.5246	1,414

Van Kampen UIF US Mid Cap Value Class II	03	2008	10.0000	6.5219	0

Van Kampen UIF US Mid Cap Value Class II	04	2008	10.0000	6.5138	2,438

Van Kampen UIF US Mid Cap Value Class II	05	2008	10.0000	6.5111	0

Van Kampen UIF US Mid Cap Value Class II	06	2008	10.0000	6.5029	0

Van Kampen UIF US Mid Cap Value Class II	07	2008	10.0000	6.5002	0

Van Kampen UIF US Mid Cap Value Class II	08	2008	10.0000	6.4894	0

Wanger Select, Variable Series	01	2008	14.5681	7.2936	1,978
Wanger Select, Variable Series	01	2007	13.5487	14.5681	1,328
Wanger Select, Variable Series	01	2006	11.5139	13.5487	1,381
Wanger Select, Variable Series	01	2005	10.0000	11.5139	1,534

Wanger Select, Variable Series	02	2008	14.4859	7.2376	0
Wanger Select, Variable Series	02	2007	13.4999	14.4859	0
Wanger Select, Variable Series	02	2006	11.4957	13.4999	0
Wanger Select, Variable Series	02	2005	10.0000	11.4957	0

Wanger Select, Variable Series	03	2008	14.4653	7.2236	0
Wanger Select, Variable Series	03	2007	13.4876	14.4653	0
Wanger Select, Variable Series	03	2006	11.4911	13.4876	0
Wanger Select, Variable Series	03	2005	10.0000	11.4911	0

Wanger Select, Variable Series	04	2008	14.4038	7.1818	0
Wanger Select, Variable Series	04	2007	13.4510	14.4038	0
Wanger Select, Variable Series	04	2006	11.4774	13.4510	0
Wanger Select, Variable Series	04	2005	10.0000	11.4774	0

Wanger Select, Variable Series	05	2008	14.3835	7.1680	0
Wanger Select, Variable Series	05	2007	13.4389	14.3835	0
Wanger Select, Variable Series	05	2006	11.4729	13.4389	0
Wanger Select, Variable Series	05	2005	10.0000	11.4729	0

Wanger Select, Variable Series	06	2008	14.3222	7.1264	0
Wanger Select, Variable Series	06	2007	13.4023	14.3222	0
Wanger Select, Variable Series	06	2006	11.4592	13.4023	0
Wanger Select, Variable Series	06	2005	10.0000	11.4592	0

Wanger Select, Variable Series	07	2008	14.3019	7.1126	0
Wanger Select, Variable Series	07	2007	13.3902	14.3019	0
Wanger Select, Variable Series	07	2006	11.4547	13.3902	0
Wanger Select, Variable Series	07	2005	10.0000	11.4547	0

Wanger Select, Variable Series	08	2008	14.2206	7.0576	0
Wanger Select, Variable Series	08	2007	13.3415	14.2206	0
Wanger Select, Variable Series	08	2006	11.4364	13.3415	0
Wanger Select, Variable Series	08	2005	10.0000	11.4364	0

Wanger USA	01	2008	12.1560	7.2066	0
Wanger USA	01	2007	11.7350	12.1560	0
Wanger USA	01	2006	11.0662	11.7350	0
Wanger USA	01	2005	10.0000	11.0662	0

Wanger USA	02	2008	12.0874	7.1512	0
Wanger USA	02	2007	11.6927	12.0874	0
Wanger USA	02	2006	11.0486	11.6927	0
Wanger USA	02	2005	10.0000	11.0486	0

Wanger USA	03	2008	12.0702	7.1374	0
Wanger USA	03	2007	11.6821	12.0702	0
Wanger USA	03	2006	11.0443	11.6821	0
Wanger USA	03	2005	10.0000	11.0443	0

Wanger USA	04	2008	12.0189	7.0961	0
Wanger USA	04	2007	11.6503	12.0189	0
Wanger USA	04	2006	11.0311	11.6503	0
Wanger USA	04	2005	10.0000	11.0311	0

Wanger USA	05	2008	12.0019	7.0825	0
Wanger USA	05	2007	11.6398	12.0019	0
Wanger USA	05	2006	11.0268	11.6398	0
Wanger USA	05	2005	10.0000	11.0268	0

Wanger USA	06	2008	11.9507	7.0414	0
Wanger USA	06	2007	11.6081	11.9507	0
Wanger USA	06	2006	11.0136	11.6081	0
Wanger USA	06	2005	10.0000	11.0136	0

Wanger USA	07	2008	11.9338	7.0278	0
Wanger USA	07	2007	11.5976	11.9338	0
Wanger USA	07	2006	11.0092	11.5976	0
Wanger USA	07	2005	10.0000	11.0092	0

Wanger USA	08	2008	11.8659	6.9734	0
Wanger USA	08	2007	11.5555	11.8659	0
Wanger USA	08	2006	10.9917	11.5555	0
Wanger USA	08	2005	10.0000	10.9917	0

PART B

AUGUST 17, 2009

SUN LIFE FINANCIAL MASTERS® EXTRA

VARIABLE AND FIXED ANNUITY
STATEMENT OF ADDITIONAL INFORMATION
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

TABLE OF CONTENTS

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contract
Custodian
Independent Registered Public Accounting Firm
Financial Strength and Credit Ratings
Financial Statements

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of the Sun Life Financial Masters® Extra Variable and Fixed Annuity Contracts (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company" or "Sun Life (U.S.)") in connection with Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") which is not included in the Prospectus dated August 17, 2009.  This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Assurance Company of Canada (U.S.), c/o Annuity Division, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (888) 786-2435.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

------------------------------------------------------------------------------------------------------------------------
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (U.S.). Sun Life Financial ultimately controls Sun Life (U.S.) through the following intervening companies: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Global Investments, Inc.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

STANDARD & POOR'S insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and "style box" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

THE COMPANY'S AND THE FUNDS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

THE COMPANY'S  ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Fitch and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria.

COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS

Non-Tax-Deferred Account	$16,856	$28,413	$ 47,893

Tax-Deferred Account	$21,589	$46,610	$100,627

Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$ 70,720

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE CONTRACT OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59½, A 10% FEDERAL PENALTY TAX.

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract's accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account's investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, the 0.15%distribution fee, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

●	The assumed rate of earnings will be realistic.
●	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
●	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
●	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59½ at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

Suppose the net asset value of a Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 ÷ $18.32 = 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00006375 (the daily equivalent of the current maximum charge of 2.30% on an annual basis) gives a net investment factor of 1.00321136.  If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6113394 (14.5645672 x 1.00321136).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.3845294 (12.3456789 x 1.00322814 (the Net Investment Factor based on the daily equivalent of maximum annuity phase charge of 1.70% on an annual basis) x 0.99991902). 0.99991902 is the factor, for a one day Valuation Period that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3845294.  The first variable annuity payment would be $865.57 (8,765.4321 x 14.5645672 x 6.78 ÷ 1,000).  The number of annuity units credited would be 70.1112 ($865.57 ÷ 12.3456789) and the second variable annuity payment would be $868.29 (70.1112 x 12.3845294).

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon"). Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company.  Promotional incentives may change at any time.

Commissions will not be paid to selling agents with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.”

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated March 27, 2009, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the Company changing its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changing its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

The financial statements of Sun Life of Canada (U.S.) Variable Account F that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 24, 2009, accompanying the financial statements expresses an unqualified opinion) and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

FINANCIAL STRENGTH AND CREDIT RATINGS

Financial strength and credit ratings risk is the risk of a downgrade by rating agencies of the Company’s financial strength and/or credit ratings.

Financial strength ratings represent the opinions of rating agencies regarding the financial ability of an insurance company to meet its obligations under insurance policies. In recent months, the rating agencies have placed a negative outlook on the North American life insurance industry, as a result of the deterioration of global equity and credit markets. Three independent rating agencies have lowered the Company’s financial strength ratings. On March 6, 2009, Standard & Poor’s lowered the Company’s financial strength rating from AA+ (very strong) to AA (very strong). On February 27, 2009, A.M. Best lowered the Company’s financial strength rating from A++ (superior) to A+ (superior). On February 12, 2009, Moody’s lowered the Company’s financial strength rating from Aa2 (excellent) to Aa3 (excellent).

A material downgrade in the Company’s financial strength ratings may have an adverse effect on its financial condition and results of operations through loss of sales, higher levels of surrenders and withdrawals, higher reinsurance and may potentially require the Company to reduce prices for products and services to remain competitive.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included herein. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the “Company”) as of December 31, 2008 and 2007, and the related consolidated statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2008.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 27, 2009

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands)
For the years ended December 31,

	2008	2007	2006

Revenues:
Premiums and annuity considerations	$122,733	$110,616	$59,192
Net investment (loss) income (1)	(1,789,835)	1,098,592	1,206,081
Net derivative (loss) income (2)	(871,544)	(193,124)	9,089
Net realized investment losses	(38,241)	(61,048)	(44,511)
Fee and other income	564,753	479,904	398,622
Subordinated notes early redemption premium	-	25,578	-

Total revenues	(2,012,134)	1,460,518	1,628,473

Benefits and expenses:
Interest credited	561,626	629,823	633,405
Interest expense	106,777	101,532	130,802
Policyowner benefits	443,517	229,485	156,970
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired (3)	(1,021,026)	189,121	399,182
Goodwill impairment	701,450	-	-
Other operating expenses	289,346	283,815	231,434
Partnership capital securities early redemption payment	-	25,578	-

Total benefits and expenses	1,081,690	1,459,354	1,551,793

(Loss) income before income tax benefit	(3,093,824)	1,164	76,680

Income tax benefit:
Federal	(858,989)	(24,289)	(1,717)
State	6	431	105
Income tax benefit	(858,983)	(23,858)	(1,612)

Net (loss) income	$(2,234,841)	$25,022	$78,292

(1)
Net investment (loss) income includes a (decrease) increase in market value of trading fixed maturity securities of $(2,762.9) million, $(88.4) million and $15.2 million for the years ended December 31, 2008, 2007 and 2006, respectively.

(2)
Net derivative loss for the year ended December 31, 2008 includes $166.1 million of income related to the Company’s adoption of Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurement,” which is further discussed in Note 5.

(3)
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired for the year ended December 31, 2008 includes $3.2 million of expenses related to the Company’s adoption of SFAS No. 157, which is further discussed in Note 5.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED BALANCE SHEETS
(in thousands except per share data)

ASSETS	December 31, 2008	December 31, 2007
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $782,861 and $11,848,397 in 2008 and 2007, respectively)	$674,020	$11,503,230
Trading fixed maturities at fair value (amortized cost of $14,909,429 and $3,938,088 in 2008 and 2007, respectively)	11,762,146	3,867,011
Mortgage loans	2,083,003	2,318,341
Derivative instruments – receivable	727,103	609,261
Limited partnerships	78,289	164,464
Real estate	201,470	201,777
Policy loans	729,407	712,633
Other invested assets	211,431	568,676
Cash and cash equivalents	1,624,149	1,169,701
Total investments and cash	18,091,018	21,115,094

Accrued investment income	282,564	290,363
Deferred policy acquisition costs	2,862,401	1,603,397
Value of business and customer renewals acquired	179,825	51,806
Net deferred tax asset	856,845	15,945
Goodwill	7,299	708,829
Receivable for investments sold	7,548	3,482
Reinsurance receivable	3,076,615	2,709,249
Other assets	222,840	311,999
Separate account assets	20,531,724	24,996,603

Total assets	$46,118,679	$51,806,767

LIABILITIES

Contractholder deposit funds and other policy liabilities	$17,545,721	$18,262,569
Future contract and policy benefits	1,014,688	823,588
Payable for investments purchased	363,513	199,210
Accrued expenses and taxes	118,671	123,065
Debt payable to affiliates	1,998,000	1,945,000
Reinsurance payable to affiliate	1,650,821	1,691,884
Derivative instruments – payable	1,494,341	446,640
Other liabilities	605,945	888,061
Separate account liabilities	20,531,724	24,996,603

Total liabilities	45,323,424	49,376,620

Commitments and contingencies – Note 21

STOCKHOLDER’S EQUITY

Common stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding in 2008 and 2007	6,437	6,437
Additional paid-in capital	2,872,242	2,146,436
Accumulated other comprehensive loss	(129,884)	(92,403)
(Accumulated deficit) Retained earnings	(1,953,540)	369,677

Total stockholder’s equity	795,255	2,430,147

Total liabilities and stockholder’s equity	$46,118,679	$51,806,767

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)
For the years ended December 31,

	2008	2007	2006

Net (loss) income	$(2,234,841)	$25,022	$78,292

Other comprehensive loss:
Change in unrealized losses on available-for-sale securities, net of tax and policyholder amounts (1)	(84,234)	(119,775)	(46,229)
Change in pension and other postretirement plan adjustments, net of tax (2)	(66,998)	11,197	1,842
Reclassification adjustments of net realized investment losses into net (loss) income (3)	25,718	2,145	40,673
Other comprehensive loss	(125,514)	(106,433)	(3,714)

Comprehensive (loss) income	$(2,360,355)	$(81,411)	$74,578

(1)	Net of tax benefit of $ 45.4 million, $64.7 million and $25.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.
(2)	Net of tax benefit (expense) of $36.1 million, $(6.0) million and $(0.2) million for the years ended December 31, 2008, 2007 and 2006, respectively.
(3)	Net of tax expense of $13.8 million, $1.2 million and $21.9 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in thousands)
For the years ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	(Accumulated Deficit) Retained Earnings	Total Stockholder’s Equity

Balance at December 31, 2005	$6,437	$2,138,880	$19,260	$561,187	$2,725,764

Adjustment to initially apply SFAS No. 158, net of tax	-	-	(1,516)	-	(1,516)
Net income	-	-		78,292	78,292
Dividends	-	-	-	(300,000)	(300,000)
Tax benefit from stock options	-	4,528	-	-	4,528
Other comprehensive loss	-	-	(3,714)	-	(3,714)

Balance at December 31, 2006	6,437	2,143,408	14,030	339,479	2,503,354

Cumulative effect of accounting changes related to the adoption of FASB Interpretation No. 48, net of tax	-	-	-	5,176	5,176
Net income	-	-	-	25,022	25,022
Tax benefit from stock options	-	3,028	-	-	3,028
Other comprehensive loss	-	-	(106,433)	-	(106,433)

Balance at December 31, 2007	6,437	2,146,436	(92,403)	369,677	2,430,147

Cumulative effect of accounting changes related to the adoption of SFAS Nos.158 and 159, net of tax	-	-	88,033	(88,376	(343)
Net loss	-	-	-	(2,234,841)	(2,234,841)
Tax benefit from stock options	-	806	-	-	806
Capital contribution from Parent	-	725,000	-	-	725,000
Other comprehensive loss	-	-	(125,514)	-	(125,514)

Balance at December 31, 2008	$6,437	$2,872,242	$(129,884)	$(1,953,540)	$795,255

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2008	2007	2006

Cash Flows From Operating Activities:
Net (loss) income	$(2,234,841)	$25,022	$78,292
Adjustments to reconcile net income to net cash provided by operating activities:
Net amortization of premiums on investments	28,371	40,668	58,752
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired	(1,021,026)	189,121	399,182
Depreciation and amortization	6,711	7,460	4,608
Net losses (gains) on derivatives	812,717	131,503	(11,853)
Net realized losses on available-for-sale investments	38,241	61,048	44,511
Changes in fair value of trading investments	2,762,893	88,398	(15,235)
Net realized losses (gains) on trading investments	380,969	(4,655)	(373)
Undistributed income on private equity limited partnerships	(9,796)	(23,027)	(29,120)
Interest credited to contractholder deposits	561,626	629,823	633,405
Goodwill impairment	701,450	-	-
Deferred federal income taxes	(773,143)	43,366	4,180
Changes in assets and liabilities:
Additions to deferred policy acquisition costs and value of business and customer renewals acquired	(365,686)	(379,941)	(262,895)
Accrued investment income	7,799	855	(29,711)
Net change in reinsurance receivable/payable	(260,860)	33,161	77,063
Future contract and policy benefits	191,024	66,550	(6,619)
Other, net	253,160	(134,356)	14,268
Net cash provided by operating activities	1,079,609	774,996	958,455

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	101,757	4,252,780	5,872,190
Trading fixed maturities	1,808,498	728,633	2,172,797
Mortgage loans	294,610	355,146	248,264
Real estate	1,141	-	-
Other invested assets	692,157	667,683	184,646
Redemption of subordinated note from affiliates	-	600,000	-
Purchases of:
Available-for-sale fixed maturities	(129,474)	(2,557,841)	(4,002,244)
Trading fixed maturities	(2,175,143)	(829,469)	(4,038,950)
Mortgage loans	(58,935)	(399,566)	(780,592)
Real estate	(5,414)	(19,439)	(20,619)
Other invested assets	(122,447)	(57,864)	(489,493)
Early redemption premium	-	25,578	-
Net change in other investments	(349,964)	(361,781)	399,514
Net change in policy loans	(16,774)	(3,007)	(7,857)

Net cash provided by (used in) investing activities	$40,012	$2,400,853	$(462,344)

Continued on next page

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2008	2007	2006

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$2,190,099	$1,924,784	$3,520,138
Withdrawals from contractholder deposit funds	(3,616,458)	(4,533,405)	(3,690,351)
Repayments of debt	(122,000)	(980,000)	-
Debt proceeds	175,000	1,000,000	200,000
Dividends paid to stockholder	-	-	(300,000)
Capital contribution from Parent	725,000	-	-
Early redemption payment	-	(25,578)	-
Other, net	(16,814)	29,971	4,528
Net cash used in financing activities	(665,173)	(2,584,228)	(265,685)

Net change in cash and cash equivalents	454,448	591,621	230,426

Cash and cash equivalents, beginning of year	1,169,701	578,080	347,654

Cash and cash equivalents, end of year	$1,624,149	$1,169,701	$578,080

Supplemental Cash Flow Information
Interest paid	$109,532	$73,116	$130,686
Income taxes (refunded) paid	$(113,194)	$(16,281)	$22,724

Supplemental Schedule of non-cash investing and financing activities

Effective November 8, 2007, the Company’s subsidiary, Sun Life Financial (U.S.) Reinsurance Company (“Sun Life Vermont”), entered into a reinsurance agreement with Sun Life Assurance Company of Canada (“SLOC”), the Company’s affiliate, under which Sun Life Vermont assumed the risks of certain individual universal life insurance contracts issued and to be issued by SLOC.  This agreement is described more fully in Note 1 and Note 9.  As part of the transaction, the Sun Life Vermont assumed $553.7 million of contractholder deposits, future contract and policy benefits of $20.4 million, funds withheld asset of $551.8 million, and a deferred loss of $22.3 million, all of which are considered non-cash items for purposes of the Company’s consolidated statement of cash flows.

The Company did not pay any dividends to its direct parent in 2008 and 2007, respectively.  The Company declared and paid to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., cash dividends of $300.0 million in 2006.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, funding agreements, group life, group disability, group dental and group stop loss insurance.  These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax qualified and non-tax-qualified markets.  The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.  In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York.

The Company is a stock life insurance company incorporated under the laws of Delaware.  The Company is a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (the “Parent”).  The Company is also an indirect wholly-owned subsidiary of Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for stock life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries.  As of December 31, 2008, the Company directly or indirectly owned all of the outstanding shares or members interest of SLNY, which issues individual fixed and variable annuity contracts, group life, group disability, group dental and stop loss insurance, and individual life insurance in New York; Independence Life and Annuity Company (“INDY”), a Rhode Island life insurance company that sold variable and whole life insurance products; Sun Life Financial (U.S.) Reinsurance Company (“Sun Life Vermont”), a Vermont special purpose financial captive insurance company; Clarendon Insurance Agency, Inc., a registered broker-dealer; SLF Private Placement Investment Company I, LLC; Sun Parkaire Landing LLC; 7101 France Avenue Manager, LLC; Sun MetroNorth, LLC; and SLNY Private Placement Investment Company I, LLC.

On September 6, 2006 the Company entered into an agreement with Credit and Repackaged Securities Limited Series 2006-10 Trust (the “CARS Trust”).  Through this agreement, the Company purchased a funded note, which is referenced through a credit default swap to the credit performance of a portfolio of corporate reference entities.  The Company entered into this credit structure for yield enhancement.  As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of FASB Interpretation No. 46, “Consolidation of Variable Interest Entities, an interpretation of ARB No. 51 (Revised December 2003)” (“FIN 46(R)”).  As a result of the consolidation, the Company has recorded in its balance sheet a credit default swap held by the CARS Trust.   At issue, the swap had a seven year term, maturing in 2013.  Under the terms of the swap, the CARS Trust will be required to make payments to the swap counterparty upon the occurrence of a credit event, with respect to any reference entity, that is in excess of the threshold amount specified in the swap agreement.  At December 31, 2008, the CARS Trust has not had to make any payments under the terms of the swap as the sum of all credit events has not exceeded the threshold amount.  At December 31, 2008 the fair value of the credit default swap is $(42.1) million.  Under the terms of the credit derivative, the maximum future payments the CARS Trust could be required to make is $55.0 million.  In the event the trust was required to make any payments under the swap, the underlying assets held by the trust would be liquidated to fund the payment.  If the disposition of these assets is insufficient to fund the payment calculated, then under the terms of the agreement, the cash settlement amount would be capped at the amount of the proceeds from the sale of the underlying assets.  As of December 31, 2008, the fair value of the assets held as collateral by the CARS Trust was $42.3 million.

The Company had a greater than or equal to 20%, but less than 50%, interest in seven variable interest entities (“VIEs”) at December 31, 2008.  The Company is a creditor in four trusts and three limited liability companies that were used to finance commercial mortgages and franchise receivables and equipment used in utility generation.  The Company’s maximum exposure to loss related to all of these VIEs is the investments’ carrying value, which was $36.5 million and $88.4 million at December 31, 2008 and 2007, respectively.  The investments in these VIEs mature between January 2008 and October 2024.  As the Company will not absorb a majority of the VIEs’ expected losses or receive a majority of the expected returns, the Company is not required to consolidate these VIEs, in accordance with FIN 46(R).  See Note 4 for information with respect to leveraged leases.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (CONTINUED)

In order to determine whether the Company is, or is not, the primary beneficiary of a VIE, the Company performs an assessment of the level of each party’s participation in controlling the entity by means other than a voting interest, which includes assumptions about the sufficiency of an equity investment at risk, the essential characteristics of a controlling financial interest, and the significance of voting rights in relation to economic interests.  If the Company is exposed to the majority of the expected losses, the majority of the expected residual returns, or both, associated with a VIE then the Company is the VIE’s primary beneficiary and must consolidate the entity.

The VIEs are generally financed with equity through the establishment of a trust by a trustee.  The carrying amount of the VIEs for which the Company has significant influence have been included in trading fixed maturities on the consolidated balance sheets.

All material intercompany transactions and balances between the Company and its subsidiaries have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining the fair value of financial instruments, goodwill, deferred policy acquisition costs (“DAC”), value of business acquired (“VOBA”), value of customer renewals acquired (“VOCRA”), liabilities for future contract and policyholder benefits, other-than-temporary impairments of investments and valuation allowance on deferred tax assets.  Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, fixed maturity securities, mortgage loans, equity securities, derivative financial instruments, debt, loan commitments and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper and money market investments.  All such investments have maturities of three months or less when purchased.

INVESTMENTS

The Company accounts for its investments in accordance with SFAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities.”  At the time of purchase, fixed maturity securities are classified as either held-to-maturity, trading or available-for-sale.  In order for a security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the security to maturity.  Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts.  Securities which the Company has elected to measure at fair value under SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” are classified as trading securities.  Although classified as trading securities, the Company’s intent is to not sell these securities in the near term.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale.  Included with available-for-sale fixed maturity securities are forward purchase commitments on mortgage backed securities better known as To Be Announced (“TBA”) securities.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities, that are not considered other-than-temporarily impaired, are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

The Company determines the fair value of its publicly traded fixed maturities using four primary pricing methods: third-party pricing services, independent non-binding broker quotes, pricing matrices, and pricing models.  Prices are first sought from third party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”), are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs and ABS are priced using matrices, models or independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, mortgage-backed securities (“MBS”), CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturities are also priced using market prices or broker quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.  The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  The process is both quantitative and qualitative and includes back testing of recent trades, review of key assumptions such as spreads, duration, credit rating, and on-going review of third-party pricing services methodologies.  The Company performs further testing on those securities whose prices do not fall within a pre-established tolerance range.  This testing includes looking at specific market events that may affect pricing or obtaining additional information or new prices from the third-party pricing service.  Additionally, the Company makes a selection of securities from its portfolio and compares the price received from its third-party pricing services to an independent source, creates option adjusted spreads or obtains additional broker quotes to corroborate the current market price.  Historically, the Company has found no material variances between the prices received from third-party pricing sources and the results of its testing.

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company anticipates that it will be unable to recover all amounts due under the contractual obligations of the security.  Additionally, in the event that securities that are expected to be sold before the fair value of the security recovers to amortized cost, an other-than-temporary impairment charge is also taken.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Some structured securities, typically those rated single A or below, are subject to Emerging Issues Task Force Issue No.  99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continued to Be Held by a Transferor in Securitized Financial Assets” (“EITF 99-20”).  EITF 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that the present value of the estimated cash flows is less than amortized cost, an other-than-temporary impairment charge is recorded.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

Other-than-temporary impairments are classified as either credit-related or interest-related.  The Company categorizes other-than-temporary impairments as credit-related if there are current fundamental credit concerns regarding the issuers’ ability to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events.  The Company characterizes impairments as interest-related if the depression in fair value of the security was due primarily to changes in interest or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  Once an other-than-temporary impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired securities for additional impairment.  The net realized loss from other-than-temporary impairments is recorded in the income statement as the difference between the fair value and the amortized cost of the security.

The Company incurred realized losses totaling $41.9 million and $68.1 million for the years ended December 31, 2008 and 2007, respectively, for other-than-temporary impairments on its available-for-sale fixed maturity securities.  The entire balance of $41.9 million realized losses for other-than-temporary impairments for the year ended December 31, 2008 were credit-related.  Of the $68.1 million realized losses for other-than-temporary impairments for the year ended December 31, 2007, $52.0 million was credit-related and $16.1 million was interest-related.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  Investment income would have increased by $4.6 million for the year ended December 31, 2008, if these holdings were performing.  Accrued income was not materially impacted by the termination of accrual accounting on these holdings for the year ended December 31, 2007. As of December 31, 2008, the fair market value of holdings for issuers in default was $17.9 million.  As of December 31, 2007, the Company did not have any holding for issuers that were in default.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses.  Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.  The Company assesses the value of the collateral annually.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  Measurement of impairment is based on the lower of the present value of expected future cash flows discounted at the loan's effective interest rate or on the loan's observable market price. For the year ended December 31, 2008, the Company incurred realized losses of $3.0 million for impairments on mortgage loans.  A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount.  The Company did not incur losses for impairments on mortgage loans for the year ended December 31, 2007.  Loans are also charged against the allowance when determined to be uncollectible.  The allowance is based on a continuing review of the loan portfolio, past loss experience, and current economic conditions, which may affect the borrower's ability to pay.  While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in calculating the valuation allowance.

Real estate investments are held for the production of income or are held for sale.  Real estate investments held for the production of income are carried at the lower of cost or market.  Depreciation of buildings and improvements is calculated using the straight line method over the estimated useful life of the property, generally 40 to 50 years.  Real estate investments held for sale are primarily acquired through foreclosure of mortgage loans.  The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure.  Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance.  Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for by the equity method of accounting.

The Company uses derivative financial instruments including swaps, options, and futures as a means of hedging exposure to interest rate, currency and equity price risk.  Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method.  When an impairment of a specific available-for-sale investment is determined to be other-than-temporary, a realized investment loss is recorded.  Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial position, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

The Company manages funds withheld assets related to certain reinsurance agreements.  These assets are primarily comprised of fixed maturity securities and mortgages and are accounted for consistent with the policies described above.  Investment income on funds withheld reinsurance portfolios is included as a component of net investment income.  See Note 7.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs that vary with and are primarily related to the production of new business.  Acquisition costs related to investment-type contracts, primarily deferred annuity, universal life and guaranteed investment contracts (“GICs”) are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized and unrealized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.

Estimating future gross profit is a complex process requiring considerable judgment and the forecasting of events into the future based on historical information and actuarial assumptions.  These assumptions are subject to an annual review process.  Changes in any of the assumptions that serve to increase or decrease the estimated future gross profits will cause the amortization of DAC to decrease or increase, respectively, in the current period.  During 2008 and 2007, changes in estimated future gross profits were driven by recent experience and expectations of future performance and are related mainly to changes in lapse assumptions, future growth rates of capital markets assumptions, and expense assumptions.

DAC amortization is reviewed regularly and adjusted retrospectively when the Company calculates the actual profits or losses and revises its estimate of future gross profits to be realized from investment-type contracts, including realized and unrealized gains and losses from investments.

Although recovery of DAC is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

Prior to the Company’s adoption of SFAS No. 159 on January 1, 2008, DAC was adjusted for amounts relating to the change in unrealized investment gains and losses on available-for-sale fixed maturity securities that supported policyholder liabilities.  This adjustment, net of tax, was included with the change in net unrealized investment gains or losses that were recorded in accumulated other comprehensive loss.  Due to the adoption of SFAS No. 159, the net change in the market value of the securities supporting policyholder liabilities is recorded in the statement of operations in 2008, versus accumulated other comprehensive income in prior years. Accordingly, the effect of such market value changes on DAC is recorded in the statement of operations in 2008.

VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

VOBA represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition.  This amount is amortized in proportion to the projected emergence of profits or premium income over the estimated life of the purchased block of business.

VOCRA represents the actuarially determined present value of projected future profits arising from the existing in-force business at the date of acquisition to the next policy renewal date.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies.

Although recovery of VOBA and VOCRA is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of VOBA and VOCRA considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the Company’s acquisition of Keyport Life Insurance Company (“Keyport”) on November 1, 2001 and the transfer of goodwill to SLNY based on a series of agreements between SLNY and Sun Life and Health Insurance Company (U.S.) (“SLHIC”), an affiliate, effective May 31, 2007.  Goodwill obtained in connection with the purchase of Keyport is allocated to the Wealth Management Segment.  Goodwill obtained through the agreement between SLHIC and SLNY is allocated to the Group Protection Segment in the Company’s subsidiary, SLNY.

In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets,” goodwill is tested for impairment on an annual basis.  The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2008 and concluded that these assets were not impaired.   Due to market declines in the fourth quarter of 2008, the Company performed additional analyses of goodwill and indefinite-lived intangible assets and concluded that the goodwill obtained in connection with the purchase of Keyport was impaired.  An estimate of the fair value of the reporting unit was calculated, based on an actuarial appraisal of the embedded value of the reporting unit.  This fair value was then allocated among the reporting unit’s tangible and intangible assets and its liabilities to determine the implied fair value of goodwill.  As a result, the Company recorded an impairment charge of $701.5 million in the fourth quarter, which represents the entire balance of goodwill obtained in connection with the purchase of Keyport.  The impairment charge is allocated to the Wealth Management Segment.

The Company also tested the goodwill maintained in the Group Protection Segment and concluded that it is not impaired at December 31, 2008.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization.  Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.  Depreciation and amortization expenses were $1.3 million and $2.5 million for years ended December 31, 2008 and 2007, respectively.

Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.  Intangible assets are also included in other assets.

Intangible assets, which are recorded in other assets, consist of state insurance licenses that are not subject to amortization, product rights that have a weighted-average useful life of 7 years, and the value of distribution, which was transferred to SLNY from SLHIC.  The value of distribution represents the present value of projected future profits arising from sales of new business by brokers with whom SLHIC had an existing distribution relationship contract.  This amount is amortized on a straight-line basis over 25 years, representing the period over which the Company expects to earn premiums from new sales stemming from the added distribution capacity.

POLICY LIABILITIES AND ACCRUALS

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in-force.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LIABILITIES AND ACCRUALS (continued)

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits.  Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions that were set at the time that loss recognition testing resulted in additional reserves.  The Company periodically reviews its policies for loss recognition based upon management’s best estimates.  From time to time the Company may recognize a loss on certain lines of business.  For the year ended December 31, 2007, additional reserves of $31.4 million were recorded as a reduction to income and additional reserves of $7.5 million were recorded as a component of other comprehensive loss. The Company did not record any adjustment to reserves related to loss recognition for the year ended December 31, 2008.

Reserves for guaranteed minimum death benefits and guaranteed minimum income benefits are calculated according to the methodology of American Institute of Certified Public Accountants (“AICPA”) Statement of Position  (“SOP”) 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group known claim reserves and the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies (“SPWL”), GICs and funding agreements.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due.  Premiums related to group life, group stop loss, group dental and group disability insurance are recognized as earned revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.  Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

INCOME TAXES

The Company accounts for current and deferred income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes,” and recognizes reserves for income taxes in accordance with FASB Interpretation Number (“FIN”) 48, “Accounting for Uncertainty in Income Taxes.”

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date. The Company’s differences between the bases of assets and liabilities used for financial statement versus tax reporting primarily result from policy reserves, policy acquisition expenses and unrealized gains and losses on investments.

Also as prescribed by SFAS No. 109, the Company performs the required recoverability test in terms of its ability to realize its recorded net deferred tax assets.  In making this determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations.  Using this available evidence, the Company performs an assessment of the future recoverability of its net deferred tax assets and records a valuation allowance in instances when it is not more likely than not that the deferred tax assets will be realized.

For the years ended December 31, 2008, 2007 and 2006, the Company participated in a consolidated federal income tax return with the Parent and other affiliates. For the year ended December 31, 2008, the Company and its subsidiaries were part of the consolidated federal income tax return.  For the year ended December 31, 2007, INDY and Sun Life Vermont were included as part of the consolidated federal income tax return, but SLNY filed stand-alone federal income tax returns.  For the year ended December 31, 2006, the Company’s subsidiaries INDY and SLNY filed stand-alone federal income tax returns.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.  Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.  The activity of the separate accounts is not reflected in the consolidated financial statements except for:  (1) the fees the Company receives, which are assessed periodically and recognized as revenue when assessed; and (2) the activity related to the guaranteed minimum death benefit (“GMDB”), guaranteed minimum income benefit (“GMIB”), guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”) which is reflected in the Company’s consolidated financial statements and accompanying notes.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

In January 2009, the FASB issued FASB Staff Position (“FSP”) No. EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20.”  FSP No. EITF 99-20-1 amends EITF 99-20 to achieve more consistent determination of whether an other-than-temporary impairment has occurred.  This guidance also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements.  FSP No. EITF 99-20-1 is effective for all interim and annual reporting periods after December 15, 2008.  The Company adopted FSP No. EITF 99-20-1 on December 31, 2008 and the adoption did not have a material impact on the Company's financial position or results of operations.

In December 2008, the FASB issued FSP No. FAS 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities.”  This FSP amends FASB Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” to require public entities to provide additional disclosures about transfers of financial assets.  It also amends FIN 46(R) to require public enterprises to provide additional disclosures about their involvement with VIEs.  The disclosures required by FSP No. FAS 140-4 and FIN 46(R)-8 are intended to provide greater transparency to financial statement users about a transferor's continuing involvement with transferred financial assets and an enterprise's involvement with VIEs.  FSP No. FAS 140-1 and FIN 46(R)-8 is effective for all interim and annual reporting periods after December 15, 2008.  The Company adopted the FSP on December 31, 2008.  The FSP only requires additional disclosure and had no effect on the Company's consolidated financial position or results of operations. The new disclosure is included previously in Note 1.

In September 2008, the FASB issued FSP No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An amendment of FASB Statement No. 133 and FASB Interpretation No. 45.”  FSP No. FAS 133-1 and FIN 45-4 amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” to require additional disclosures by sellers of credit derivatives, including derivatives embedded in a hybrid instrument.  This FSP also amends FIN No. 45, “Guarantor’s Accounting and Disclosure Requirement for Guarantees, Including Indirect Guarantees of Indebtedness of Others” to require an additional disclosure about the current status of the payment/performance risk of a guarantee.  FSP No. FAS 133-1 and FIN 45-4 is effective for all interim and annual reporting periods after November 15, 2008.  The Company adopted the FSP on December 31, 2008.  The FSP only requires additional disclosures about credit derivatives and guarantees and had no effect on the Company's consolidated financial position or results of operations.  The new disclosure is included previously in Note 1.

In February 2007, the FASB issued SFAS No. 159 which permits entities to choose to measure many financial instruments and certain other items at fair value (the “FV option”).  The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reporting earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

SFAS No. 159 was adopted by the Company on January 1, 2008, and the FV option was elected for all available-for-sale fixed maturity securities attributable to certain life, health and annuity products.  At December 31, 2007, such available-for-sale securities had a market value of $10.7 billion and an amortized cost of $11.1 billion, and are now classified as trading securities.  The adoption of the FV option does not relieve the Company from its obligation to monitor those available-for-sale securities that were in an unrealized loss position at December 31, 2007, which the Company does through its current portfolio monitoring process.

The FV option adoption resulted in a cumulative-effect adjustment to the Company’s December 31, 2007, balance of retained earnings and accumulated other comprehensive income of $88.4 million related to the unrealized loss on investments, net of DAC, VOBA, policyholder liabilities, and tax effects.  See Note 5 for further disclosure related to the adoption of SFAS No. 159.

In September 2006, the FASB issued SFAS No. 157 which defines fair value, establishes a framework for measuring fair value under GAAP, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and expands disclosures about fair value measurements.  SFAS No. 157 does not change existing guidance as to whether or not an instrument is carried at fair value.

SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants.  The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3).  Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability.  SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.  Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements.

The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007, and are to be applied prospectively.  Effective January 1, 2008, the Company adopted SFAS No. 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value.

In October 2008, the FASB issued FSP No. SFAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active”.  FSP No. SFAS 157-3 clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in the determination of the fair value of a financial asset when the market for that asset is not active.  FSP No. SFAS 157-3 was effective upon issuance and did not have an impact on the Company’s consolidated financial statements.

See Note 5 for further disclosure related to the adoption of SFAS No. 157.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

In September 2006, the FASB issued SFAS No. 158, “Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans,” which amends SFAS No. 87, “Employers’ Accounting for Pensions,” and SFAS No. 106, “Employers' Accounting for Postretirement Benefits Other Than Pensions,” to require recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet.  Under SFAS No. 158, gains and losses, prior service costs and credits, and any remaining transition amounts under SFAS No. 87 and SFAS No. 106 that have not yet been recognized through net periodic benefit cost will be recognized in accumulated other comprehensive income, net of tax effects, until they are amortized as a component of net periodic cost.  The measurement date is required to be the company's fiscal year end.  SFAS No. 158 is effective for publicly-held companies for fiscal years ending after December 15, 2006, except for the measurement date provisions, which are effective for fiscal years ending after December 15, 2008.  The Company adopted the balance sheet recognition provisions of SFAS No. 158 at December 31, 2006 and adopted the year-end measurement date provisions effective January 1, 2008.  The adoption of the year-end measurement date provisions resulted in a net of tax cumulative-effect decrease of $0.3 million to the Company’s December 31, 2007 accumulated other comprehensive income.

In June 2006, the FASB issued FIN 48, which became effective for fiscal years beginning after December 15, 2006.  FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  The Company adopted FIN 48 on January 1, 2007, and recognized a decrease of $5.2 million in the liability for unrecognized tax benefits (“UTBs”) and related net interest, and an offsetting increase in its January 1, 2007 balance of retained earnings.  The Company elected on a prospective basis, with the adoption of FIN 48, to recognize interest and penalties accrued related to UTBs in interest expense.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets-an amendment of FASB Statement No. 140.”  SFAS No. 156 requires all separately recognized servicing assets and liabilities to be initially measured at fair value and permits entities to choose to either subsequently measure servicing rights at fair value and report changes in fair value in earnings, or amortize servicing rights in proportion to, and over, the estimated net servicing income or loss, and assess the rights for impairment or the need for an increased obligation.  The option to subsequently measure servicing rights at fair value allows entities which utilize derivative instruments to hedge their servicing rights to account for such hedging relationships at fair value and avoid the complications of hedge accounting under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.”  SFAS No. 156 was effective for fiscal years beginning after September 15, 2006.  The adoption of this statement did not have a material impact on the Company’s financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments-an amendment of FASB Statements No. 133 and 140.”  This statement amended SFAS No. 133 and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities-a replacement of FASB Statement No. 125,” and resolved issues addressed in SFAS No. 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.”  The Company began applying SFAS No. 155 to all financial instruments acquired, issued or subject to a remeasurement event beginning January 1, 2007.  The adoption of this statement did not have a material impact on the Company’s financial position or results of operations.

In September 2005, the AICPA issued SOP 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts”.  SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts.  The adoption of SOP 05-1 on January 1, 2007 did not have a material impact on the Company’s consolidated financial position and results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Standards Not Yet Adopted

In December of 2008, the FASB issued FSP FAS 132(R)-1 “Employers’ Disclosures about Postretirement Benefit Plan Assets”, which amends Statement 132(R) to require more detailed disclosure about employers’ plan assets, including employers’ investment strategies, major categories of plan assets, concentrations of risk within plan assets and valuation techniques used to measure the fair value of plan assets.  This FSP is effective for fiscal years ending after December 15, 2009.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts – an interpretation of FASB Statement No. 60.”  The scope of SFAS No. 163 is limited to financial guarantee insurance (and reinsurance) contracts issued by enterprises that are included within the scope of SFAS No. 60, “Accounting and Reporting by Insurance Enterprises,” and that are not accounted for as derivative instruments.  SFAS No. 163 excludes from its scope insurance contracts that are similar to financial guarantee insurance, such as mortgage guaranty insurance and credit insurance on trade receivables.  SFAS No. 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years, except for certain disclosures about the insurance enterprise’s risk management activities.  Except for certain disclosures, earlier application is not permitted.  The Company does not have any contracts with guarantees within the scope of this standard.  The Company’s adoption of SFAS No. 163 on January 1, 2009 will have no impact on its consolidated financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of SFAS No. 133.”  This statement amends and expands disclosures about an entity’s derivative and hedging activities with the intent to provide users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS No. 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged.  SFAS No. 161 encourages, but does not require, comparative disclosures.  The Company will adopt SFAS No. 161 on January 1, 2009.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.”  This statement amends Accounting Research Bulletin No. 51, “Consolidated Financial Statements” (“ARB 51”). Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. SFAS No. 160 establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to (a) present noncontrolling interests as a component of equity, separate from the parent’s equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the statement of operations, (c) consistently account for changes in a parent’s ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, and (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners.  SFAS No. 160 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary.  SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008, with earlier adoption prohibited.  The Company does not have any noncontrolling interests within the scope of this guidance; therefore, the adoption of SFAS No. 160 on January 1, 2009 will have no impact on its consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Standards Not Yet Adopted (continued)

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations” (“SFAS No. 141(R)”). This statement replaces SFAS No. 141 and establishes the principles and requirements for how the acquirer in a business combination (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is useful to users of financial statements in evaluating the nature and financial effects of the business combination.  Some of the significant changes to the existing accounting guidance on business combinations made by SFAS No. 141(R) include the following:

•
Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquired entity shall be measured at their acquisition-date fair values rather than SFAS No. 141’s requirement to allocate the cost of an acquisition to individual assets acquired and liabilities assumed based on their estimated fair values;

•	Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred rather than included in the cost of the acquired entity;

•
Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquired entity, over the fair values of the acquired identifiable net assets, rather than measured as the excess of the cost of the acquired entity over the estimated fair values of the acquired identifiable net assets;

•
Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability, whereas SFAS No. 141 generally permits the deferred recognition of pre-acquisition contingencies until the recognition criteria of SFAS No. 5, “Accounting for Contingencies,” are met; and

•	Contingent consideration shall be recognized at the acquisition date rather than when the contingency is resolved and consideration is issued or becomes issuable.

SFAS No. 141(R) is effective for, and shall be applied prospectively to, business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. Assets and liabilities that arose from business combinations with acquisition dates prior to the SFAS No. 141(R) effective date shall not be adjusted upon adoption of SFAS No. 141(R) with certain exceptions for acquired deferred tax assets and acquired income tax positions. The Company will adopt SFAS No. 141(R) on January 1, 2009 and will apply this guidance to future business combinations as appropriate.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Standards Not Yet Adopted (continued)

In June 2007, the AICPA issued SOP 07-1, “Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies.”  SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies (“the Guide”).  This statement also addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity.  In addition, SOP 07-1 includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company’s consolidated financial statements or the financial statements of an equity method investor.  SOP 07-1 is effective for fiscal years beginning on or after December 15, 2007, with earlier application encouraged; however, in November 2007, the FASB decided to (1) delay indefinitely the effective date and (2) prohibit adoption by an entity that has not early adopted SOP 07-1.  The Company did not early adopt SOP 07-1.  SOP 07-1 as currently issued is not expected to have an impact on the Company’s consolidated financial position or results of operations.

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

Effective September 27, 2007, the Company dissolved Sun life of Canada (U.S.) Holdings General Partner, LLC (the “General Partner”).  The General Partner was the sole general partner in Sun Life of Canada (U.S.) Limited Partnership (the “Partnership”) and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I (the “Capital Trust”).  Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  The Partnership was dissolved effective September 27, 2007.

Effective May 31, 2007, Sun Life Financial completed its acquisition of Genworth Financial, Inc.'s (“Genworth’s”) Employee Benefits Group business (“EBG”).  Also effective May 31, 2007, SLNY entered into a series of agreements with SLHIC, one of the acquired companies (formerly named Genworth Life and Health Insurance Company), through which the New York issued business of SLHIC was transferred to SLNY.  These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which SLNY has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which SLNY has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York (collectively, “the SLHIC to SLNY asset transfer”).  These agreements, in accordance with SFAS No. 141, “Business Combinations,” were treated as a transfer of net assets between entities under common control.  SLNY paid $40 million of total consideration to SLHIC.  SLHIC transferred assets at carrying value of approximately $72 million, including $38.9 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million to SLNY.  The Group Protection Segment of the Company reflects a significant increase in business as a result of these agreements. These agreements have allowed the Company to expand its product offerings to include group dental insurance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

2. MERGERS, ACQUISITIONS AND DISPOSITIONS (CONTINUED)

As part of the SLHIC to SLNY asset transfer, SLNY received certain intangible assets totaling $31.3 million.  These include the value of distribution, the value of business, and the value of customer renewals acquired.  The value of distribution acquired of $7.5 million is subject to amortization on a straight line basis over its projected economic life of 25 years.  The value of business acquired of $7.6 million is subject to amortization based up on expected premium income over the period from acquisition to the first customer renewal, generally not more than two years.  The value of customer renewals acquired of $16.2 million is subject to amortization based upon expected premium income over the projected life of the in-force business acquired, which is 20 years.  The Company recorded amortization for these intangible assets for the periods identified as follows:

	Value of Distribution	VOBA	VOCRA
Year ended December 31, 2008	$299	$782	$4,627
Year ended December 31, 2007	$149	$5,928	$1,854

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

Below is a summary of transactions with affiliates not included in these financial statements.

Reinsurance Related Transactions

As more fully described in Note 9, the Company is party to several reinsurance transactions with SLOC and other affiliates.

On October 31, 2007, the Company subscribed to $0.25 million worth of shares of, and contributed $150 million of paid-in capital to, a newly formed wholly-owned subsidiary, Sun Life Vermont.  Sun Life Vermont is a Vermont-domiciled special purpose financial captive insurance company which, effective November 8, 2007, entered into a reinsurance agreement with SLOC, the Company’s affiliate, under which the Sun Life Vermont assumed, and will assume, the risks of certain UL policies issued by SLOC prior to December 31, 2008.  This agreement is described more fully in Note 9.  A long-term financing arrangement has been established with a financial institution (the “Lender”) that will enable Sun Life Vermont to fund a portion of its obligations under the reinsurance agreement with SLOC.  Under this arrangement, Sun Life Vermont issued, in 2008 and 2007, floating rate surplus notes of $115 million and $1 billion, respectively, (the “Surplus Notes”) to a special-purpose entity, Structured Asset Repackage Company, 2007-SUNAXXX LLC (“SUNAXXX”), affiliated with the Lender.  Pursuant to an agreement between the Lender and Sun Life Assurance Company of Canada – U.S Operations Holdings, Inc. (“SLC – U.S. Ops Holdings”), SLC – U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, will consolidate SUNAXXX in accordance with FIN 46(R).  Sun Life Vermont has agreed to reimburse SLC – U.S. Ops Holdings for certain costs incurred in connection with the issuance of the Surplus Notes.  For the years ended December 31, 2008 and 2007, the amount of interest expense incurred by Sun Life Vermont was $46.5 million and $8.6 million, respectively.

Effective December 31, 2007, SLNY entered into a reinsurance agreement with SLOC under which SLOC will fund a portion of the statutory reserves required by New York Regulation 147, which is substantially similar to Actuarial Guideline 38 (“AXXX reserves”), as adopted by the National Association of Insurance Commissioners (“the NAIC”), attributable to certain individual universal life (“UL”) policies sold by SLNY.  Under this agreement, SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis, certain in-force policies at December 31, 2007.  Future new business also will be reinsured under this agreement.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Capital Transactions

On September 30, 2008 and November 13, 2008, the Company received capital contributions of $300.0 and $425.0 million, respectively, from the Parent.  The $725.0 million cash contributions were recorded as additional paid-in capital and were made to ensure the Company continues to exceed certain capital requirements, as prescribed by the NAIC.  The NAIC has established regulations that provide minimum capitalization requirements based on risk-based capital formulas for life companies.  The risk-based capital formula for life companies establishes capital requirements relating to insurance, business, asset and interest rate risks, including equity, interest rate and expense recovery risks associated with variable annuities that contain death benefits or certain living benefits.

In 2006, the Company declared and paid $300.0 million in a cash dividend to the Parent. The Company did not declare or pay a dividend to the Parent in 2008 or 2007.

Debt Transactions

In 2002, the Company issued two promissory notes with a combined total of $460 million to Sun Life (Hungary) Group Financing Limited Company (“Sun Life (Hungary) LLC”).  The proceeds of the notes were used to purchase fixed rate government and corporate bonds.  On May 24, 2007, the Company redeemed one of the notes with a principal balance of $380 million and paid $388.7 million to Sun Life (Hungary) LLC, including $8.7 million in accrued interest.  On December 29, 2008, the Company redeemed in part, $62.0 million of the $80 million remaining note and paid $64.3 million, including $2.3 million in accrued interest, to Sun Life (Hungary) LLC.  At December 31, 2008 and 2007, the Company had $18 million and $80.0 million, respectively, in promissory notes issued to Sun Life (Hungary) LLC.  The Company pays interest semi-annually to Sun Life (Hungary) LLC.  Related to these promissory notes, the Company incurred interest expense of $4.5 million, $13.3 million and $26.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.

On July 17, 2008, the Company issued a $60 million promissory note to Sun Life (Hungary) LLC which will mature on September 27, 2011.  The Company pays interest quarterly to Sun Life (Hungary) LLC. Total interest incurred was $1.3 million for the year ended December 31, 2008. The Company used the proceeds of the note for general corporate purposes. On December 29, 2008, the Company redeemed the note and paid $60.8 million to Sun Life (Hungary) LLC, including $0.8 million in accrued interest.

At December 31, 2008 and 2007, the Company had $565 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc.  The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2008, 2007 and 2006.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED

Debt Transactions (continued)

Effective September 27, 2007, the Company dissolved the General Partner.  The General Partner was the sole general partner in the Partnership and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, the Capital Trust.  The Partnership was dissolved effective September 27, 2007.

Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  Related to these partnership capital securities, the Company incurred interest expense of $17.8 million and $51.2 million for the years ended December 31, 2007 and 2006, respectively.  The Company also earned interest income, through the Partnership, $17.8 million and $51.2 million for the years ended December 31, 2007 and 2006, respectively.

Institutional Investments Contracts

On September 12, 2006, the Company entered into a Terms Agreement (the “2006-B Terms Agreement”) with its affiliates Sun Life Financial Global Funding III, L.P. (the “Issuer III”), Sun Life Financial Global Funding III, U.L.C. (the “ULC III”) and Sun Life Financial Global Funding III, L.L.C. (the “LLC III”), and with Citigroup Global Markets, Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets Corporation and Wachovia Capital Markets (each, an “Initial Purchaser” and collectively, the “2006-B Initial Purchasers”), in connection with the offer and sale by the Issuer III of $750 million of Series 2006-1 Floating Rate Notes due 2013 (“2006-B Notes”).  On September 21, 2006, the Company entered into another Terms Agreement (together with the original 2006-B Terms Agreement, the “2006-B Terms Agreements”) with the same parties as the original 2006-B Terms Agreement in connection with the offer and sale by the Issuer III of a second tranche of $150 million of 2006-B Notes.  The payment obligations of the Issuer III for the full $900 million of 2006-B Notes are unconditionally guaranteed by the LLC III pursuant to a guarantee (the “2006-B Secured Guarantee”) dated as of September 19, 2006, and the obligations of the LLC III under the 2006-B Secured Guarantee are secured by two floating rate funding agreements issued by the Company to the LLC III, one for $750 million issued on September 19, 2006 and another for $150 million issued on September 29, 2006.  On April 7, 2008, the Company issued additional floating rate funding agreement totaling $5.8 million to LLC III. Total interest credited for the funding agreements was $36.5 million, $51.6 million and $14.9 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The 2006-B Terms Agreements incorporate by reference the provisions of a Purchase Agreement dated as of September 5, 2006 by and among the Issuer III, the ULC III, the LLC III, the Company and all of the 2006-B Initial Purchasers.  Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-B Notes.  In addition, the Company issued a $100 million floating rate demand note payable to the LLC III on September 19, 2006.  The Company expensed $4.0 million, $5.8 million and $1.7 million for interest on this demand note for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has entered into an interest rate swap agreement with the LLC III with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Institutional Investments Contracts (continued)

On May 17, 2006, the Company entered into a Terms Agreement (the “2006-A Terms Agreement”) with its affiliates Sun Life Financial Global Funding II, L.P. (the “Issuer II”), Sun Life Financial Global Funding II, U.L.C. (the “ULC II”) and Sun Life Financial Global Funding II, L.L.C. (the “LLC II”), and with Citigroup Global Markets, Inc. (“Citigroup”), Morgan Stanley & Co. Incorporated (“Morgan Stanley”), Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (collectively, with Citigroup and Morgan Stanley, the “2006-A Initial Purchasers”), in connection with the offer and sale by the Issuer II of $900 million of Series 2006-1 Floating Rate Notes due 2011 (the “2006-A Notes”).  The payment obligations of the Issuer II are unconditionally guaranteed by the LLC II pursuant to a guarantee (the “2006-A Secured Guarantee”), and the obligations of the LLC II under the 2006-A Secured Guarantee are secured by a $900 million floating rate funding agreement issued by the Company to the LLC II.  The 2006-A Terms Agreement incorporates by reference the provisions of a Purchase Agreement dated as of May 15, 2006 by and among the Issuer II, the ULC II, the LLC II, the Company and the 2006-A Initial Purchasers.  Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-A Notes.  On April 7, 2008, the Company issued additional floating rate funding agreement totaling $7.5 million to LLC II. Total interest credited for the funding agreement was $35.7 million, $50.8 million and $30.7 million for the years ended December 31, 2008, 2007 and 2006, respectively.

On May 24, 2006, the Company also issued a $100 million floating rate demand note payable to the LLC II.  The Company expensed $4.0 million, $5.7 million and $3.4 million for interest on this demand note for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has entered into an interest rate swap agreement with the LLC II with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreement to fixed rate obligations.

On June 3, 2005 and June 29, 2005, the Company issued two floating rate funding agreements with a combined total of $900 million to Sun Life Financial Global Funding, L.L.C. (“LLC”) due 2010.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $10 million to LLC.  Total interest credited for these funding agreements was $36.6 million, $51.6 million and $49.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.  On June 10, 2005, the Company also issued a $100.0 million floating rate demand note payable to LLC.  For interest on this demand note, the Company expensed $4.0 million, $5.8 million and $5.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has entered into an interest rate swap agreement with LLC with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Institutional Investments Contracts (continued)

The following table lists the details of notes due to affiliates at December 31, 2008:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Structured Asset Repackage Company, 2007- SUNAXXX LLC	Surplus	LIBOR + 0.89%	11/8/2037	1,115,000	46,492
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	18,000	6
Sun Life Financial Global Funding, L.L.C.	Demand	LIBOR + 0.35%	07/6/2010	100,000	4,055
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/6/2011	100,000	3,963
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/6/2013	100,000	4,055
				$ 1,998,000	$ 101,154

The following table lists the details of notes due to affiliates at December 31, 2007:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Structured Asset Repackage Company, 2007- SUNAXXX LLC	Surplus	LIBOR + 0.89%	11/8/2037	1,000,000	8,642
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	80,000	4,568
Sun Life Financial Global Funding I, L.L.C.	Demand	LIBOR + 0.35%	07/6/2010	100,000	5,754
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/6/2011	100,000	5,663
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/6/2013	100,000	5,754
				$ 1,945,000	$ 72,964

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative service agreements, rent and other

The Company and certain of its subsidiaries have administrative services agreements with SLOC which provide that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $9.9 million, $14.2 million and $9.4 million for the years ended December 31, 2008, 2007 and 2006, respectively.

In accordance with an administrative service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $316.7 million, $301.0 million and $212.4 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has an administrative service agreement with Sun Life Information Services Canada, Inc. (“SLISC”), under which SLISC provides administrative and support services to the Company in connection with the Company’s insurance and annuity business.  Expenses under this agreement amounted to approximately $17.6 million, $16.9 million and $10.7 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has a service agreement with Sun Life Information Services Ireland Limited (“SLISIL”), under which SLISIL provides various insurance related and information systems services to the Company.  Expenses under this agreement amounted to approximately $24.3 million, $26.0 million and $19.6 million for the years ended December 31, 2008, 2007 and 2006, respectively

The Company has an administrative services agreement with SLC - U.S. Ops Holdings, under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company (“MFS”), serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable annuity contracts issued by the Company.  Amounts received under this agreement amounted to approximately $17.2 million, $22.3 million and $22.6 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has an administrative services agreement with Sun Capital Advisers LLC (“SCA”), a registered investment adviser, under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable contracts issued by the Company.  Amounts received under this agreement amounted to approximately $2.1 million, $1.9 million and $1.5 million for the years ended December 31, 2008, 2007 and 2006, respectively. The Company paid $18.6 million, $15.9 million and $14.9 million for the years ended December 31, 2008, 2007 and 2006, respectively, in investment management services fees to SCA.

Effective November 7, 2007, Independent Financial Marketing Group, Inc. (“IFMG”) was sold by the Parent and is no longer an affiliate of the Company.  For that period of time in 2007 during which it was still affiliated, the Company paid $22.6 million in commission fees to IFMG. The Company did not pay commission fees to IFMG in 2008. During the year ended December 31, 2006, the Company paid $20.1 million in commission fees to IFMG.

During the years ended December 31, 2008, 2007 and 2006, the Company paid $23.7 million, $31.3 million and $24.3 million, respectively, in distribution fees to Sun Life Financial Distributors, Inc. (“SLFD”), an affiliate.  The Company also had an agreement with SLFD and the Parent whereby the Parent provided expense reimbursements to the Company for administrative services provided by the Company to SLFD.  Related to this agreement, the Company received reimbursement of $0.6 million and $3.2 million for the years ended December 31, 2007 and 2006, respectively.  This agreement was terminated on March 2, 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (continued)

Administrative service agreements, rent and other (continued)

The Company leases office space to SLOC under lease agreements with terms expiring on December 31, 2009 and options to extend the terms for each of twelve successive five-year terms at fair market rental value, not to exceed 125% of the fixed rent for the term which is then ending.  Rent received by the Company under the leases amounted to approximately $10.6 million for each of the years ended December 31, 2008, 2007 and 2006, respectively.  Rental income is reported as a component of net investment income.

During the year ended December 31, 2008, the Company sold mortgages to SLOC with a book value of $150.2 million and a market value of $150.2 million.

During the year ended December 31, 2008, the Company sold certain limited partnership investments to SLOC with a book value and market value of $87.2 million.

The Company records a tax benefit through paid-in-capital for SLF stock options issued to employees of the Company. Related to these stock options, the Company recorded tax benefits of approximately $0.8 million, $3.0 and $4.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.

In 2004, the employees of the Company became participants in a restricted share unit (“RSU”) plan with its indirect parent, SLF.  Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant.  RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock.  The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock.  The Company incurred expenses of $5.9 million, $4.4 million and $7.3 million relating to RSUs for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company has significant transactions with affiliates.  Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of fixed maturities at December 31, 2008, was as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Available-for-sale fixed maturities:	Cost	Gains	Losses	Value
Collateralized Mortgage Obligations	$ 22,504	$ 94	$ (4,489)	$ 18,109
Mortgage Backed Securities	40,107	1,060	(17)	41,150
Foreign Government & Agency Securities	509	-	(37)	472
U.S. Treasury & Agency Securities	61,824	13,262	(105)	74,981
Total non-corporate	124,944	14,416	(4,648)	134,712

Corporate securities:
Basic Industry	11,619	-	(3,062)	8,557
Capital Goods	29,853	317	(7,137)	23,033
Communications	111,380	1,724	(7,820)	105,284
Consumer Cyclical	62,112	1,160	(11,769)	51,503
Consumer Noncyclical	44,947	571	(1,845)	43,673
Energy	47,968	257	(8,200)	40,025
Finance	254,505	302	(67,240)	187,567
Technology	4,485	-	(624)	3,861
Transportation	6,861	4	(1,585)	5,280
Utilities	84,187	140	(13,802)	70,525
Total Corporate	657,917	4,475	(123,084)	539,308

Total available-for-sale fixed maturities	$ 782,861	$ 18,891	$ (127,732)	$ 674,020

	Amortized	Gross	Gross	Fair
Trading fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 796,032	$ 4,357	$ (294,557)	$ 505,832
Collateralized Mortgage Obligations	2,627,715	8,543	(1,141,245)	1,495,013
Mortgage Backed Securities	213,175	4,579	(325)	217,429
Foreign Government & Agency Securities	110,991	1,972	(3,788)	109,175
U.S. Treasury & Agency Securities	484,910	36,528	(18,332)	503,106
Total non-corporate	4,232,823	55,979	(1,458,247)	2,830,555

Corporate securities:
Basic Industry	201,573	67	(31,623)	170,017
Capital Goods	461,583	2,477	(71,733)	392,327
Communications	1,642,250	4,730	(165,902)	1,481,078
Consumer Cyclical	1,189,335	7,776	(250,384)	946,727
Consumer Noncyclical	496,392	2,036	(25,794)	472,634
Energy	430,413	810	(40,710)	390,513
Finance	4,188,983	2,773	(976,868)	3,214,888
Industrial Other	250,656	1,390	(9,647)	242,399
Municipals	610	-	(82)	528
Technology	88,573	-	(16,016)	72,557
Transportation	246,398	5,552	(24,662)	227,288
Utilities	1,479,840	11,365	(170,570)	1,320,635
Total Corporate	10,676,606	38,976	(1,783,991)	8,931,591

Total trading fixed maturities	$ 14,909,429	$ 94,955	$ (3,242,238)	$ 11,762,146

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

Fixed Maturities (continued)

The amortized cost and fair value of fixed maturities at December 31, 2007, was as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Available-for-sale fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 827,129	$ 11,436	$ (71,706)	$ 766,859
Collateralized Mortgage Obligations	2,594,637	22,204	(185,362)	2,431,479
Mortgage Backed Securities	447,720	2,723	(2,244)	448,199
Foreign Government & Agency Securities	74,287	2,766	-	77,053
States & Political Subdivisions	493	6	-	499
U.S. Treasury & Agency Securities	284,811	11,462	(40)	296,233
Total non-corporate	4,229,077	50,597	(259,352)	4,020,322

Corporate securities:
Basic Industry	195,959	3,146	(3,424)	195,681
Capital Goods	424,393	8,143	(7,698)	424,838
Communications	811,426	18,403	(13,190)	816,639
Consumer Cyclical	845,981	6,415	(45,142)	807,254
Consumer Noncyclical	312,647	6,708	(2,438)	316,917
Energy	314,822	5,705	(3,292)	317,235
Finance	2,944,203	19,895	(152,604)	2,811,494
Industrial Other	272,493	6,225	(7,219)	271,499
Technology	77,817	786	(821)	77,782
Transportation	241,983	8,598	(5,061)	245,520
Utilities	1,177,596	32,001	(11,548)	1,198,049
Total Corporate	7,619,320	116,025	(252,437)	7,482,908

Total available-for-sale fixed maturities	$ 11,848,397	$ 166,622	$ (511,789)	$ 11,503,230

	Amortized	Gross	Gross	Fair
Trading fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 105,719	$ 287	$ (8,255)	$ 97,751
Collateralized Mortgage Obligations	276,753	2,584	(3,519)	275,818
Mortgage Backed Securities	3,304	2	(38)	3,268
Foreign Government & Agency Securities	39,589	1,182	-	40,771
U.S. Treasury & Agency Securities	94,813	713	-	95,526
Total non-corporate	520,178	4,768	(11,812)	513,134

Corporate securities:
Basic Industry	7,417	270	(40)	7,647
Capital Goods	71,894	590	(338)	72,146
Communications	683,714	10,849	(4,105)	690,458
Consumer Cyclical	248,206	1,932	(13,458)	236,680
Consumer Noncyclical	131,746	2,199	(464)	133,481
Energy	23,609	1,745	(17)	25,337
Finance	1,886,983	15,992	(83,662)	1,819,313
Industrial Other	67,322	880	(705)	67,497
Technology	1,989	-	(21)	1,968
Transportation	40,965	1,887	(501)	42,351
Utilities	254,065	4,434	(1,500)	256,999
Total Corporate	3,417,910	40,778	(104,811)	3,353,877

Total trading fixed maturities	$ 3,938,088	$ 45,546	$ (116,623)	$ 3,867,011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

Fixed Maturities (continued)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below.  Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2008
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 476	$ 439
Due after one year through five years	59,496	52,545
Due after five years through ten years	87,028	70,484
Due after ten years	573,250	491,293
Subtotal – Maturities available-for-sale	720,250	614,761
ABS, CMO and MBS securities	62,611	59,259
Total Available-for-sale	$ 782,861	$ 674,020

Maturities of trading fixed securities:
Due in one year or less	$ 409,847	$ 383,929
Due after one year through five years	5,571,645	4,812,789
Due after five years through ten years	3,098,890	2,531,157
Due after ten years	2,192,125	1,815,997
Subtotal – Maturities of trading	11,272,507	9,543,872
ABS, CMO and MBS securities	3,636,922	2,218,274
Total Trading	$ 14,909,429	$ 11,762,146

Gross gains of $17.8 million, $52.8 million and $39.5 million and gross losses of $321.9 million, $52.3 million and $92.3 million were realized on the sale of fixed maturities for the years ended December 31, 2008, 2007 and 2006, respectively.

Fixed maturities with an amortized cost of approximately $12.4 million and $12.0 million at December 31, 2008 and 2007, respectively, were on deposit with federal and state governmental authorities as required by law.

As of December 31, 2008 and 2007, 94.6% and 96.0%, respectively, of the Company's fixed maturity securities were investment grade.  Investment grade securities are those that are rated “BBB” or better by nationally recognized statistical rating organizations.  During 2008, 2007 and 2006, the Company incurred realized losses totaling $41.9 million, $68.1 million and $6.3 million, respectively, for other-than-temporary impairment of value of its available-for-sale fixed maturity securities.

The Company had outstanding commitments with respect to funding of limited partnerships of approximately $18.2 million and $34.9 million at December 31, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES

At December 31, 2008, the Company held $18.1 billion in invested assets and cash.  Of this balance, $12.4 billion was invested in fixed-maturity securities designated as either available-for-sale ($674.0 million) or trading ($11.8 billion).  Of the $674.0 million of available-for-sale fixed maturities, securities with a fair value of $462.2 million were in an unrealized loss position totaling $127.7 million.  At December 31, 2008, 30 % of securities in an unrealized loss position, based on fair value, were securities with fair-value-to-amortized-cost percentages of greater than or equal to 90%.  The total unrealized loss position for such securities was $6.1 million.

In the available-for-sale fixed maturity portfolio, securities with a fair value of $34.1 million, representing 0.19 % of the total invested asset balance, were comprised of below-investment-grade or not-rated securities.  Of the securities that were below-investment-grade or not-rated at December 31, 2008, securities with a fair value of $23.1 million, representing 0.13% of the total invested asset balance, were in an unrealized loss position that totaled $3.1 million.  At December 31, 2008, 73 % of these securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%.

The Company’s portfolio monitoring process is designed to identify securities that may be other-than-temporarily impaired.  The Company has a Credit Committee comprised of professionals from the investment and accounting functions that meets at least quarterly to review individual issues or issuers that may be of concern.  The process involves a quarterly screening of all impaired securities, with particular attention paid to identify those securities whose fair value to amortized cost percentages have been less than 80% for an extended period of time.  Additionally, the Company screens all sales transactions which generated realized losses in excess of $1.5 million and 10% of amortized cost in order to identify identical securities or issuers which the Company continues to hold.  Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position  and its near term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.

“Watch List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.

“Impaired List”- Management has concluded that the fair value will not increase enough to recover the Company’s amortized cost and an other-than-temporary-impairment charge is recorded to income or the security is sold and a realized loss is recorded as a charge to income.  Other-than-temporary impairments are classified as either credit-related or interest-related.  The Company categorizes other-than-temporary impairments as credit-related if there are current fundamental credit concerns regarding the issuers’ ability to pay all principal and interest amounts due, according to the contractual terms of the security.  The Company characterizes other-than-temporary impairments as interest-related if the depression in fair value of the security was due to changes in interest or general credit spread widening and the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  For the year ended December 31, 2008, other-than-temporary impairments on available-for-sale fixed maturities of $41.9 million were recorded as a charge to income.  The $41.9 million realized losses for other-than-temporary impairments for the year ended December 31, 2008 were credit-related.  Of the $68.1 million realized losses for other-than-temporary impairments for the year ended December 31, 2007, $52.0 million was credit-related and $16.1 million was interest-related.  The $6.3 million realized loss for other-than-temporary impairments for the year ended December 31, 2006, was credit-related.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

At each balance sheet date, management also evaluates securities in an unrealized loss position and determines if the Company has the intent and ability to hold the securities until recovery.  If events or circumstances change, such as unexpected changes in the creditworthiness of the issuer, unanticipated changes in interest rates and/or credit spreads, changes in tax laws or accounting rules, changes in statutory capital requirements, or greater than expected liquidity needs, management will reconsider whether the Company has the intent and ability to hold a security until recovery.  If subsequent to the balance sheet date and due to an unexpected change in circumstances, the Company determines that it no longer intends to hold a security until recovery, a loss is recognized in net income in the period in which the intent to hold to recovery no longer exists.

There are inherent risks and uncertainties in management’s evaluation of securities for other-than-temporary impairment.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for other-than-temporary impairment.

The Company discontinues accruing income on all of its holdings for issuers that are in default.  Investment income would have increased by $4.6 million for the year ended December 31, 2008, if these holdings were performed.  Accrued income was not materially impacted by the termination of accrual accounting on these holdings for the years ended December 31, 2007 and 2006.  As of December 31, 2008, the fair market value of holdings for issuers in default was $17.9 million.  As of December 31, 2007 and 2006, the Company did not have any holding for issuers that were in default.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses

The following table shows the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturity investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that the individual securities had been in an unrealized loss position at December 31, 2008.

	Less Than Twelve Months		Twelve Months Or More		Total

Corporate Securities	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 5,008	$ (1,231)	$ 3,549	$ (1,831)	$ 8,557	$ (3,062)
Capital Goods	2,337	(55)	11,447	(7,082)	13,783	(7,137)
Communications	65,855	(7,747)	17,237	(73)	83,092	(7,820)
Consumer Cyclical	8,473	(2,139)	28,071	(9,630)	36,544	(11,769)
Consumer Noncyclical	11,799	(341)	11,329	(1,504)	23,128	(1,845)
Energy	21,290	(4,496)	16,469	(3,704)	37,759	(8,200)
Finance	39,132	(11,130)	122,697	(56,110)	161,829	(67,240)
Industrial Other	-	-	-	-	-	-
Technology	3,861	(624)	-	-	3,861	(624)
Transportation	435	(29)	4,709	(1,556)	5,143	(1,585)
Utilities	55,467	(9,638)	10,787	(4,164)	66,254	(13,802)

Total Corporate	213,657	(37,430)	226,295	(85,654)	439,952	(123,084)

Non-Corporate
Asset Backed Securities	-	-	-	-	-	-
Collateralized Mortgage Obligations	2,967	(1,162)	12,739	(3,327)	15,706	(4,489)
Mortgage Backed Securities	1,054	(7)	3,137	(10)	4,191	(17)
U.S. Treasury & Agency Securities	1,855	(105)	-	-	1,855	(105)
Foreign Government & Agency Securities	473	(37)	-	-	472	(37)

Total Non-Corporate	6,349	(1,311)	15,876	(3,337)	22,224	(4,648)

Grand Total	$ 220,006	$ (38,741)	$ 242,171	$ (88,991)	$ 462,176	$ (127,732)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2007:

	Less Than Twelve Months		Twelve Months Or More		Total

Corporate Securities	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 86,180	$ (1,459)	$ 23,229	$ (1,965)	$ 109,409	$ (3,424)
Capital Goods	179,854	(5,651)	36,728	(2,047)	216,582	(7,698)
Communications	213,084	(5,172)	165,027	(8,018)	378,111	(13,190)
Consumer Cyclical	349,363	(26,136)	185,094	(19,006)	534,457	(45,142)
Consumer Noncyclical	90,795	(1,114)	22,910	(1,324)	113,705	(2,438)
Energy	100,815	(1,682)	44,034	(1,610)	144,849	(3,292)
Finance	1,539,054	(106,524)	515,945	(46,080)	2,054,999	(152,604)
Industrial Other	50,543	(7,059)	12,981	(160)	63,524	(7,219)
Technology	41,379	(100)	13,278	(721)	54,657	(821)
Transportation	102,549	(2,883)	41,601	(2,178)	144,150	(5,061)
Utilities	225,892	(4,894)	235,342	(6,654)	461,234	(11,548)

Total Corporate	2,979,508	(162,674)	1,296,169	(89,763)	4,275,677	(252,437)

Non-Corporate
Asset Backed Securities	232,353	(29,887)	267,080	(41,819)	499,433	(71,706)
Collateralized Mortgage Obligations	1,027,142	(95,499)	934,327	(89,863)	1,961,469	(185,362)
Mortgage Backed Securities	25,960	(64)	190,905	(2,180)	216,865	(2,244)
U.S. Treasury & Agency Securities	6,517	(40)	-	-	6,517	(40)

Total Non-Corporate	1,291,972	(125,490)	1,392,312	(133,862)	2,684,284	(259,352)

Grand Total	$ 4,271,480	$ (288,164)	$ 2,688,481	$ (223,625)	$ 6,959,961	$ (511,789)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the number of securities of the Company’s available-for-sale fixed maturities investments with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2008 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities
Basic Industry	6	2	8
Capital Goods	1	6	7
Communications	36	8	44
Consumer Cyclical	7	20	27
Consumer Noncyclical	7	4	11
Energy	12	6	18
Finance	41	73	114
Industrial Other	-	-	-
Technology	4	-	4
Transportation	1	4	5
Utilities	28	10	38

Total Corporate	143	133	276

Non-Corporate
Asset Backed Securities	-	-	-
Collateralized Mortgage Obligations	8	10	18
Foreign Government & Agency Securities	1	-	1
Mortgage Backed Securities	2	6	8
U.S. Treasury & Agency Securities	2	-	2

Total Non-Corporate	13	16	29

Grand Total	156	149	305

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the number of securities of the Company’s available-for-sale fixed maturities investments with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2007 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities
Basic Industry	23	7	30
Capital Goods	41	15	56
Communications	63	55	118
Consumer Cyclical	93	54	147
Consumer Noncyclical	28	9	37
Energy	24	21	45
Finance	426	178	604
Industrial Other	14	3	17
Technology	7	2	9
Transportation	44	21	65
Utilities	69	66	135

Total Corporate	832	431	1,263

Non-Corporate
Asset Backed Securities	79	115	194
Collateralized Mortgage Obligations	383	351	734
Mortgage Backed Securities	14	202	216
U.S. Treasury & Agency Securities	2	-	2

Total Non-Corporate	478	668	1,146

Grand Total	1,310	1,099	2,409

The Company’s available-for-sale fixed maturity gross unrealized loss position decreased $384.1 million as of December 31, 2008, as compared to December 31, 2007.  The change in unrealized losses was primarily due to the adoption of SFAS No. 159, under which the Company elected the FV option for all fixed maturity securities attributable to certain life, health and annuity products, which had previously been designated as available-for-sale.  At December 31, 2007, such available-for-sale securities had a market value of $10.7 billion and an amortized cost of $11.1 billion.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The sectors in the Company’s portfolio that recognized the largest unrealized losses at December 31, 2008 were financial services, consumer cyclical, and utilities.  As of December 31, 2008, there were 114 securities accounting for unrealized losses of $67.2 million in the Finance sector.   Of these unrealized losses, 99.3% were related to investment grade issues (rated AAA through BBB).

As of December 31, 2008, there were 38 securities accounting for unrealized losses of $13.8 million in the Utility sector.   Of these unrealized losses, 99.03% were related to investment-grade issues (rated AAA through BBB). As of December 31, 2008, there were 27 securities accounting for unrealized losses of $11.8 million in the Consumer Cyclical sector.   Of these unrealized losses, 95.54% were related to investment-grade issues (rated AAA through BBB). All securities held at December 31, 2008 were subject to the Company’s portfolio monitoring process.

The Company has exposure to sub-prime and Alt-A residential mortgage-backed securities.  Sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles.  Alt-A mortgage lending is the origination of residential mortgage loans to customers who have credit ratings above sub-prime, but do not conform to government sponsored standards.  The combination of these two categories of securities is considered below prime.  The Company is not an originator of residential mortgages.  The slowing U.S. housing market and relaxed underwriting standards of some originators of below-prime loans have recently led to higher delinquency and loss rates especially within the 2006 and 2007 vintage years.  Ninety-two percent of these below-prime investments, based upon fair value, held by the Company were either issued before 2006 or have an AAA rating.  At December 31, 2008, the Company had exposure to residential sub-prime and Alt-a mortgages of $165.5 million and $116.9 million, respectively, representing approximately 1.6% of the Company's total invested assets.

Because securities issued by the same issuer with different CUSIP numbers typically have different investment characteristics, such as secured or unsecured, shorter or longer maturities, or different interest rates, management’s analyses of unrealized and realized losses are performed at the CUSIP number level.  The Company also considers the credit condition of issuers at the entity level and considers various issues affecting an issuer collectively as facts and circumstances warrant.

Realized Losses

During the year ended December 31, 2008, the Company did not record any realized losses related to the sale of available-for-sale securities that were in an unrealized loss position.  During the year ended December 31, 2007, the Company recorded $47.3 million realized losses related to the sale of available-for-sale fixed maturity securities that were in an unrealized loss position.

MORTGAGE LOANS AND REAL ESTATE

The Company invests in commercial first mortgage loans and real estate throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued)

The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:

	December 31,
	2008	2007

Total mortgage loans	$ 2,083,003	$ 2,318,341

Real estate:
Held for production of income	201,470	201,777
Total real estate	$ 201,470	$ 201,777

Total mortgage loans and real estate	$ 2,284,473	$ 2,520,118

Accumulated depreciation on real estate was $36.7 million and $31.8 million at December 31, 2008 and 2007, respectively.

The Company monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, appropriate allowances for losses have been made.  The Company has recognized impairment on mortgage loans totaling $3.0 million and $3.3 million at December 31, 2008 and 2007, respectively.

Activity for the investment valuation allowances was as follows:

	Balance at			Balance at
	January 1,	Additions	Subtractions	December 31,
2008
Mortgage loans	$ 3,288	$ 3,000	$ (3,288)	$ 3,000

2007
Mortgage loans	$ 3,928	$ -	$ (640)	$ 3,288

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2008	2007
Property Type:
Office building	$ 763,405	$ 820,803
Residential	198	369
Retail	923,592	1,067,483
Industrial/warehouse	262,436	306,769
Apartment	106,362	109,919
Other	231,480	218,063
Valuation allowances	(3,000)	(3,288)
Total	$ 2,284,473	$ 2,520,118

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued)

	2008	2007
Geographic region:

Alabama	$ 9,049	$ 9,387
Alaska	5,873	6,000
Arizona	4,349	449
Arkansas	55,987	59,024
California	124,004	132,829
Colorado	36,521	39,276
Connecticut	12,599	13,133
Delaware	7,029	7,188
Florida	229,681	269,254
Georgia	62,418	68,371
Idaho	3,832	3,885
Illinois	49,635	47,521
Indiana	32,082	32,584
Iowa	1,469	325
Kansas	7,620	7,853
Kentucky	28,038	29,396
Louisiana	36,426	38,470
Maine	1,090	13,425
Maryland	52,202	72,659
Massachusetts	120,059	139,203
Michigan	19,789	20,649
Minnesota	41,013	41,909
Mississippi	3,836	3,959
Missouri	61,293	64,624
Montana	3,112	30,843
Nebraska	12,937	13,457
Nevada	6,665	5,987
New Hampshire	649	762
New Jersey	35,964	37,952
New Mexico	13,310	13,787
New York	328,439	345,887
North Carolina	37,620	39,453
North Dakota	1,678	1,920
Ohio	145,192	148,743
Oklahoma	8,180	8,811
Oregon	31,261	33,852
Pennsylvania	118,744	132,665
South Carolina	32,318	33,334
South Dakota	921	949
Tennessee	37,845	39,405
Texas	340,082	348,817
Utah	24,363	27,088
Virginia	12,926	14,070
Washington	56,547	76,767
West Virginia	4,576	4,730
Wisconsin	3,942	17,785
All other	24,308	24,969
Valuation allowances	(3,000)	(3,288)
Total	$ 2,284,473	$ 2,520,118

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued)

At December 31, 2008, scheduled mortgage loan maturities were as follows:

2009	$ 33,474
2010	34,454
2011	124,344
2012	75,628
2013	129,595
Thereafter	1,685,508
Total	$ 2,083,003

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate and other loans into the future. The outstanding funding commitments for these mortgages amount to $2.0 million and $17.8 million at December 31, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

SECURITIES LENDING

The Company participates in a securities lending program to generate additional income, whereby certain fixed maturity securities are loaned for a specified period of time from the Company’s portfolio to qualifying third parties, via a lending agent.  Borrowers of these securities provide collateral of 102% of the market value of the loaned securities.  The Company generally accepts cash as the only form of collateral.  Under the terms of the securities lending program, the lending agent indemnifies the Company against borrower defaults.

As of December 31, 2008 and 2007, the fair value of the loaned securities was approximately $175.0 million and $536.4 million, respectively, and was included in fixed maturities, available-for-sale, and cash and cash equivalents in the Company’s consolidated balance sheets.  The Company had accepted cash collateral relating to the securities lending program in the amount of $183.5 million and $533.5 million as of December 31, 2008 and 2007, respectively, all of which was re-invested in certain cash instruments and other available-for-sale securities.  The Company records the collateral investments at fair value in the consolidated balance sheets in other invested assets and changes in the fair value of the available-for-sale securities are recorded in other comprehensive income.  The fair value of the collateral investments at December 31, 2008 and 2007 was $179.9 million and $517.7 million, respectively.

The Company earns income from the reinvestment of the cash collateral.  The Company recorded before-tax income from securities lending transactions, net of lending fees, of $2.6 million, $2.2 million and $2.3 million for the years ended December 31, 2008, 2007 and 2006, respectively, which was included in net investment income.

LEVERAGED LEASES

The Company is an owner participant in a trust that is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased through a VIE for a term of 9.78 years.  During 2001, the lease term was extended until 2010.  The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment.  The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company.  At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment.  The leveraged lease is included as a part of other invested assets.
The Company's net investment in the leveraged lease is composed of the following elements:

	Year ended December 31,
	2008	2007
Lease contract receivable	$ 7,042	$ 12,836
Less: non-recourse debt	-	-
Net Receivable	7,042	12,836
Estimated value of leased assets	20,795	20,795

Less: unearned and deferred income	(2,373)	(4,304)
Investment in leveraged leases	25,464	29,327
Less: fees	(37)	(87)
Net investment in leveraged leases	$ 25,427	$ 29,240

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

DERIVATIVES

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements.  Interest rate swap agreements are agreements to exchange with a counter-party interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) as an economic hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party.  A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income. Because the underlying principal is not exchanged, the Company's maximum exposure to counter-party credit risk is the difference in payments exchanged.  The fair value of swap agreements is included with derivative instruments - receivable or derivative instruments - payable in the accompanying balance sheet.

The Company utilizes payer swaptions to hedge exposure to interest rate risk.  Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement.  A premium is paid on settlement date and no further cash transactions occur until the positions expire.  At expiration, the swaption either cash settles for value, settles into an interest rate swap, or expires worthless per the terms of the original swaption agreement. Swaptions are carried at fair value which is included in derivative instruments - receivable in the accompanying balance sheet and the change in value is offset to derivative income.

The Company utilizes over-the-counter (“OTC”) put options and exchange traded futures on the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) (“S&P”, “S&P 500”, and “Standard & Poor's” are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by the Company) and other indexes to hedge against stock market exposure inherent in the GMDB and living benefit features of the Company's variable annuities.  The Company also purchases OTC call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts.  Options are carried at fair value and are included with derivative instruments - receivable in the Company’s balance sheet.

Standard & Poor’s indexed futures contracts are entered into for purposes of hedging fixed index products.  The interest credited on these 1-, 5-, 7- and 10-year term products is based on the changes in the S&P 500 Index.  On the trade date, an initial cash margin is exchanged.  Daily cash is exchanged to settle the daily variation margin and the offset is recorded in derivative income.

The Company issues annuity contracts that contain a derivative instrument that is embedded in the contract.  Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract) and is carried at fair value.

On September 6, 2006 the Company entered into an agreement with the CARS Trust.  Through this agreement, the Company purchased a funded note, which is referenced through a credit default swap to the credit performance of a portfolio of corporate reference entities.  The Company entered into this credit structure for yield enhancement.  As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of FIN 46(R).  As a result of the consolidation, the Company has recorded in its balance sheet a credit default swap held by the CARS Trust.   At issue, the swap had a seven year term, maturing in 2013.  Under the terms of the swap, the CARS Trust will be required to make payments to the swap counterparty upon the occurrence of a credit event, with respect to any reference entity, that is in excess of the threshold amount specified in the swap agreement.  At December 31, 2008, the CARS Trust has not had to make any payments under the terms of the swap as the sum of all credit events has not exceeded the threshold amount.  At December 31, 2008 the fair value of the credit default swap is $(42.1) million.  Under the terms of the credit derivative, the maximum future payments the CARS Trust could be required to make is $55.0 million.  In the event the trust was required to make any payments under the swap, the underlying assets held by the trust would be liquidated to fund the payment.  If the disposition of these assets is insufficient to fund the payment calculated, then under the terms of the agreement, the cash settlement amount would be capped at the amount of the proceeds from the sale of the underlying assets.  As of December 31, 2008, the fair value of the assets held as collateral by the CARS Trust was $42.3 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

DERIVATIVES (continued)

From 2000 through 2002, the Company marketed GICs to unrelated third parties.  Each transaction is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps.  The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

Included in derivative income are gains (losses) on the translation of foreign currency denominated GIC liabilities of $167.7 million, $45.5 million and $(90.2) million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company does not employ hedge accounting.  The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133 is not justified.  As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.

Net derivative (loss) income for the years ended December 31 consisted of the following:

	2008	2007	2006

Net (expense) income on swap agreements	$(54,513)	$6,943	$(7,749)
Change in fair value of swap agreements (interest rate, currency, and equity)	(613,961)	(255,727)	8,392
Change in fair value of options, futures and embedded derivatives	(203,070)	55,660	8,446
Total derivative (losses) income	$(871,544)	$(193,124)	$9,089

The Company is required to pledge and receive collateral for open derivative contracts.  The amount of collateral required is determined by agreed upon thresholds with the counterparties.  The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement.  At December 31, 2008 and 2007, $400.7 million and $132.9 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

The Company’s underlying notional or principal amounts associated with open derivatives positions and the fair value of the (liability) asset were as follows for the years ended December 31:

	2008
	Notional	Fair Value
	Principal	(Liability)
	Amounts	Asset

Interest rate swaps	$14,036,100	$(881,867)
Currency swaps	408,773	50,554
Credit default swaps	55,000	(42,067)
Equity swaps	5,400	2,668
Currency forwards	-	-
Futures	1,991,840	(22,819)
Swaptions	1,150,000	1,863
S&P 500 index call options	1,166,148	17,125
S&P 500 index put options	591,385	107,305

Total	$19,404,646	$(767,238)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (CONTINUED)

DERIVATIVES (continued)

	2007
	Notional	Fair Value
	Principal	Asset
	Amounts	(Liability)

Interest rate swaps	$11,423,788	$(310,616)
Currency swaps	452,533	174,311
Credit default swaps	55,000	(6,915)
Equity swaps	71,656	19,361
Currency forwards	45	-
Futures	2,099,368	608
Swaptions	500,000	14
S&P 500 index call options	2,619,948	250,311
S&P 500 index put options	646,640	35,547

Total	$17,868,978	$162,621

5. FAIR VALUE MEASUREMENT

On January 1, 2008, the Company adopted SFAS No. 157.  SFAS No. 157 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.  SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various methods including market, income and cost approaches.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs.

The impact on January 1, 2008, of adopting SFAS No. 157 was a reduction to the value of the Company’s embedded derivative liabilities of $166.1 million.  This change is primarily a result of changes to the valuation assumptions regarding policyholder behavior, primarily lapses, as well as the incorporation of risk margins and the Company’s own credit standing in the valuation of embedded derivatives.

In compliance with SFAS No. 157, the Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three-level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Please refer to Note 8 regarding the valuation techniques utilized by the Company to measure the fair values included herein.  There were no changes to these techniques during the year ended December 31, 2008.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

Financial assets and liabilities recorded at fair value on the Balance Sheets are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices and listed derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the Government, municipal bonds, structured notes and certain MBS and ABS, certain corporate debt, certain private equity investments and certain derivates.

Level 3

•
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

Generally, the types of assets and liabilities utilizing Level 3 valuations are certain MBS and ABS, certain corporate debt, certain private equity investments, certain mutual fund holdings and certain derivatives, including derivatives embedded in annuity contracts and funding agreements.

Fair Value Hierarchy

The following table presents the Company's categories for its assets measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturities
Asset-backed and mortgage-backed securities	$-	$54,793	$4,466	$59,259
Foreign government	-	472	-	472
States and political subdivisions	-	-	-
U.S. Treasury and agency securities	56,478	18,503	-	74,981
Corporate securities	-	531,420	7,888	539,308
Total available-for-sale fixed maturities	56,478	605,188	12,354	674,020

Trading fixed maturities
Asset-backed and mortgage-backed securities	-	1,771,382	462,253	2,233,635
Foreign governments	-	84,615	9,200	93,815
States and political subdivisions	-	528	-	528
U.S. Treasury and agency securities	445,732	57,373	-	503,105
Corporate securities	-	8,796,558	134,505	8,931,063
Total trading fixed maturities	445,732	10,710,456	605,958	11,762,146

Derivative instruments - receivable	-	724,435	2,668	727,103
Other invested assets	36,300	143,645	-	179,945
Cash and cash equivalents	1,624,149	-	-	1,624,149
Total investments and cash	2,162,659	12,183,724	620,980	14,967,363

Other assets
Separate account assets (1) (2)	376,709	18,957,344	801,873	20,135,926

Total assets measured at fair value on a recurring basis	$2,539,368	$31,141,068	$1,422,853	$35,103,289

(1) Pursuant to the conditions set forth in AICPA SOP 03-1, the value of separate account liabilities is set to equal the fair value for separate account assets.

(2) Excludes $395.8 million, primarily related to investment sales receivable, net of investment purchases payable, that are not subject to SFAS No. 157.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company's categories for its liabilities measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities
Guaranteed minimum withdrawal benefit liability	$-	$-	$335,612	$335,612
Guaranteed minimum accumulation benefit liability	-	-	358,604	358,604
Derivatives embedded in reinsurance contracts	-	(50,792)	-	(50,792)
Fixed index annuities	-	-	106,619	106,619
Total other policy liabilities	-	(50,792)	800,835	750,043

Derivative instruments – payable	22,818	1,429,457	42,066	1,494,341

Other liabilities
Bank overdrafts	87,534	-	-	87,534

Total liabilities measured at fair value on a recurring basis	$110,352	$1,378,665	$842,901	$2,331,918

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets and liabilities which are categorized as Level 3 for the year ended December 31, 2008:

Assets	Beginning balance	Total realized and unrealized gains (losses)		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3 (2)	Ending balance	Change in unrealized gains (losses) included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Available-for-sale fixed maturities
Asset-backed and mortgage-backed securities	$ 4,330	(591)	(1,990)	-	2,717	4,466	-
Foreign government	-	-	-	-	-	-	-
States and political subdivisions	-	-	-	-	-	-	-
U.S. Treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	9,039	583	(4,808)	(1,403)	4,477	7,888	-
Total available-for-sale fixed maturities	13,369	(8)	(6,798)	(1,403)	7,194	12,354	-

Trading fixed maturities
Asset-backed and mortgage-backed securities	1,085,287	(728,122)	-	38,480	66,608	462,253	(627,739)
Foreign governments	63,331	(1,250)	-	-	(52,881)	9,200	-
States and political subdivisions	-	-	-	-	-	-	-
U.S. Treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	134,446	(37,157)	-	(2,305)	39,521	134,505	(18,872)
Total trading fixed maturities	1,283,064	(766,529)	-	36,175	53,248	605,958	(646,611)

Derivative instruments – receivable	24,073	2,487	-	(24,255)	363	2,668	2,668
Other invested assets	-	-	-		-	-	-
Cash and cash equivalents	-	-	-		-	-	-
Total investments and cash	1,320,506	(764,050)	(6,798)	10,517	60,805	620,980	(643,943)

Other assets
Separate account assets (1)	1,752,495	(322,652)	-	192,166	(820,136)	801,873	(238,261)

Total assets measured at fair value on a recurring basis	3,073,001	(1,086,702)	(6,798)	202,683	(759,331)	1,422,853	(882,204)

(1)
The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2)	Transfer in and/or (out) of level 3 during the year ended December 31, 2008 are primarily attributable to changes in the observability of inputs used to price the securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets and liabilities which are categorized as Level 3 for the year ended December 31, 2008:
Liabilities	Beginning balance	Total realized and unrealized (gains) losses		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	Change in unrealized (gains) losses included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income

Other policy liabilities
Guaranteed minimum withdrawal benefit liability	10,151	296,048	-	29,413	-	335,612	297,426
Guaranteed minimum accumulation benefit liability	22,649	313,928	-	22,027	-	358,604	315,548
Derivatives embedded in reinsurance contracts	-	-	-	-	-	-	-
Fixed index annuities	392,017	(263,765)	-	(21,633)	-	106,619	(206,413)
Total other policy liabilities	424,817	346,211	-	29,807	-	800,835	406,561

Derivative instruments – payable	11,627	30,439	-	-	-	42,066	30,440

Total liabilities measured at fair value on a recurring basis	436,444	376,650	-	29,807	-	842,901	437,001

The FV Option

SFAS No. 159 provides entities the option to measure certain financial assets and financial liabilities at fair value with changes in fair value recognized in earnings each period.  SFAS No. 159 permits the FV option election on an instrument-by-instrument basis at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument.  The Company adopted SFAS No. 159 as of January 1, 2008.  The Company elected to apply the provisions of SFAS No. 159 for all fixed maturity securities attributable to certain life, health and annuity products, which had previously been designated as available-for-sale.  At December 31, 2007 such available-for-sale securities had a market value of $10.7 billion and an amortized cost of $11.1 billion, and are now classified as trading securities.

The Company adopted the FV option to more closely align the changes in the fair values of its derivative instruments, which are reported as a component of net derivative loss in the statement of operations, with the changes in the fair value of its fixed maturity investments, a significant portion of which are now reported as a component of net investment income in the statement of operations, due to the election of the FV option.  The Company does not employ hedge accounting for any of its derivative instruments.  The Company primarily uses interest rate swaps as part of its asset-liability management strategy, which generally experiences changes in fair value due to interest rate changes.  As such, the Company is attempting to mitigate earnings volatility by electing the FV option for a significant portion of its fixed maturity investment portfolio, which is expected to experience inverse movements in fair value related to interest rate changes.  Additionally, this election provides greater accounting consistency with the Parent and SLF, and will make it possible for the Company to employ different investment strategies in the future, whereby portfolio trading will not influence the Company’s accounting.

In accordance with SFAS No. 159 and SFAS No. 95, “Statement of Cash Flows (as amended),” the Company has changed the presentation of purchases and sales of its fixed maturity securities previously designated as trading in the statement of cash flows, which supports the nature and purpose for which those securities were acquired, which was to not sell them in the near term.  The prior period cash flow has been reclassified to conform to this change.  Purchases and sales of these securities are reported gross in the investing section of the statement of cash flows.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (CONTINUED)

The FV Option (continued)

Investment income for both trading and available-for-sale fixed maturities is recognized when earned, including amortization of any premium or accrual of any discount, and the effect of estimated principal repayments, if applicable.  Investment income is reported as a component of net investment income in the statement of operations.

As a result of adoption of SFAS No. 159, the Company recorded an increase to opening accumulated other comprehensive income and a related decrease to opening retained earnings of $88.4 million, related to the unrealized loss on investments, net of DAC, VOBA, policyholder liabilities, and tax effects at January 1, 2008, the date of adoption.

6. NET REALIZED INVESTMENT LOSSES

Net realized investment losses on available-for-sale fixed maturities and other investments consisted of the following for the years ended December 31:

	2008	2007	2006

Fixed maturities	$ 2,162	$ (4,107)	$ (53,120)
Equity securities	-	395	519
Mortgage and other loans	360	780	1,543
Real estate	431	-	-
Other invested assets	175	(32)	(19)
Other-than-temporary impairments	(41,864)	(68,092)	(6,329)
Sales of previously impaired assets	495	10,008	12,895

Net realized investment losses	$ (38,241)	$ (61,048)	$ (44,511)

7. NET INVESTMENT (LOSS) INCOME

Net investment (loss) income by asset class consisted of the following for the years ended December 31:

	2008	2007	2006

Fixed maturities - Interest and other income	$ 930,217	$ 998,246	$ 1,073,114
Fixed maturities - Change in fair value and net realized (losses) gains on trading securities	(3,143,862)	(83,743)	15,608
Mortgages and other loans	134,963	153,228	135,515
Real estate	8,575	9,347	10,460
Policy loans	44,601	43,708	44,516
Assumed under funds withheld reinsurance agreements	295,409	27,477	-
Ceded under funds withheld reinsurance agreements	(63,513)	(78,246)	(96,984)
Other	23,604	44,426	38,858
Gross investment (loss) income	(1,770,006)	1,114,488	1,221,087
Less: Investment expenses	19,829	15,896	15,006
Net investment (loss) income	$ (1,789,835)	$ 1,098,592	$ 1,206,081

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

7. NET INVESTMENT (LOSS) INCOME (CONTINUED)

Investment income on funds withheld reinsurance portfolios is included as a component of net investment income and is accounted for consistent with the policies outlined in Note 1.

The assumed and ceded investment income relates to certain funds withheld reinsurance agreements. The $267.9 million increase in assumed investment income during 2008 as compared to 2007 relates to the funds withheld reinsurance agreement between Sun Life Vermont, a subsidiary of the Company, and SLOC.  This reinsurance agreement was effective during the fourth quarter of 2007.  The $14.7 million decrease in ceded investment income during 2008 as compared to 2007, primarily relates to the funds withheld reinsurance agreement between the Company and SLOC.

8.  FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, “Disclosure about Fair Value of Financial Instruments,” excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

	2008		2007
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 1,624,149	$ 1,624,149	$ 1,169,701	$ 1,169,701
Fixed maturities	12,436,166	12,436,166	15,370,241	15,370,241
Mortgages	2,083,003	2,083,089	2,318,341	2,324,351
Derivative instruments -receivables	727,103	727,103	609,261	605,058
Policy loans	729,407	768,658	712,633	712,633
Other invested assets	179,945	179,945	533,476	533,476
Separate accounts	20,531,724	20,531,724	24,996,603	24,996,603

Financial liabilities:
Contractholder deposit funds and other policy liabilities	14,292,665	13,256,964	15,716,209	14,060,467
Derivative instruments - payables	1,494,341	1,494,341	446,640	442,437
Long-term debt to affiliates	1,998,000	1,998,000	1,945,000	1,945,000
Other liabilities	87,534	87,534	105,154	105,154
Separate accounts	20,531,724	20,531,724	24,996,603	24,996,603

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Cash and cash equivalents: The carrying value for cash and cash equivalents approximates fair values due to the short-term nature and liquidity of the balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Fixed maturities: The Company determines the fair value of its publicly traded fixed maturities using four primary pricing methods: third-party pricing services, non-binding broker quotes, pricing matrices, and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as CMOs, CMBS, and ABS, are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs and ABS are priced using matrices, models and independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, MBS, CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturities are also priced using market prices or broker quotes.

Mortgages: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivative instruments, receivables and payables: The fair values of swaps are based on current settlement values, dealer quotes and market prices.  Fair values for options and futures are also based on dealer quotes and market prices.

Policy loans:  The fair value of policy loans is determined by estimating future cash flows, discounted at the current average policy loan rate.

Other invested assets:  This financial instrument primarily consists of certain cash instruments and fixed maturity securitites, which were purchased using cash collateral related to a securities lending program in which the Company participates.  The fair value of the cash instrument is consistent with the method used in calculating the fair value of the cash and cash equivalents, as described above.  The pricing methods used for the fixed maturity securities component of the securities lending is as explained in the fair value of fixed maturities above.

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Contractholder deposit funds and other policy liabilities: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.  The fair values of S&P 500 Index and other equity-linked embedded derivatives are produced using standard derivative valuation techniques.  GMABs or GMWBs are considered to be derivatives under SFAS No. 133 and are included in contractholder deposit funds.  Prior to the adoption of SFAS No. 157, the fair value of the embedded derivatives was calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions were based on experience studies and industry standards.  Consistent with the provisions of SFAS No. 157, effective January 1, 2008, the Company began incorporating risk margins and the Company’s own credit standing, as well as changes in assumptions regarding policyholder behavior, in the calculation of the fair value of embedded derivatives.

Long term debt: The fair value of notes payable and other borrowings is based on future cash flow discounted at the stated interest rate, considering all appropriate terms of the related agreements. Due to provisions included in such agreements, whereby the issuer of the notes has the ability to call each note at par with appropriate approvals, the fair value is equal to par value.

Other liabilities:  This financial instrument consists of issued checks and transmitted wires that have not been cashed and processed in the Company’s bank accounts at the end of the reporting period.  The fair value of other liabilities is consistent with the method used in calculating the fair value of the cash and cash equivalents, as described above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

9. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.

The effects of the Company’s reinsurance agreement were as follows:

	For the Years Ended December 31,
	2008	2007	2006
Premiums and annuity considerations:
Direct	$ 67,938	$ 62,645	$ 61,713
Assumed	58,961	50,986	-
Ceded	(4,166)	(3,015)	(2,521)
Net premiums and annuity considerations	$ 122,733	$ 110,616	$ 59,192

Policyowner benefits:
Direct	$ 482,737	$ 260,008	$ 197,872
Assumed	95,086	30,430	-
Ceded	(134,306)	(60,953)	(40,902)
Net policyowner benefits:	$ 443,517	$ 229,485	$ 156,970

Commission and expense:
Direct	$ 13,203	$ 5,617	$ 25,175
Assumed	28,490	7,521	-
Ceded	(9,560)	(502)	(200)
Net commission and expense	$ 32,133	$ 12,636	$ 24,975

Interest Credited:
Direct	$ 601,435	$ 693,665	$ 705,943
Assumed	38,834	14,075	8,749
Ceded	(78,643)	(77,917)	(81,287)
Net interest credited	$ 561,626	$ 629,823	$ 633,405

Fee and other income:
Direct	$ 608,066	$ 599,132	$ 477,600
Assumed	114,762	4,495	-
Ceded	(158,075)	(123,723)	(78,978)
Net fee and other income	$ 564,753	$ 479,904	$ 398,622

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

9. REINSURANCE (CONTINUED)

A brief discussion of the Company’s significant reinsurance agreements by business segment follows.  (See Note 17 for additional information on the Company's business segments).

Wealth Management Segment

The Wealth Management Segment manages a closed block of single premium whole life (“SPWL”) insurance policies, a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of SPWL policies in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of approximately $1.6 billion as of December 31, 2008 and 2007.  On December 31, 2003, this entire block of business was reinsured on a funds withheld coinsurance basis with SLOC, an affiliate.

Related to this agreement, the Company held the following assets and liabilities at December 31:

	2008	2007
Assets
Reinsurance receivables	$1,560,946	$1,591,315
Other assets	38,998	6,380

Liabilities
Contractholder deposit funds and other policy liabilities	1,428,331	1,591,315
Reinsurance payable to an affiliate	1,509,989	1,574,516

The funds withheld assets are comprised of trading bonds and mortgages being managed by the Company.  The significant decline in the value of the funds withheld assets during the year ended December 31, 2008 increased the value of an embedded derivative which has been separated from the host reinsurance contract and recorded at fair value in the Company’s consolidated balance sheet.  The fair value of the embedded derivative reduced contractholder deposit funds and other policy liabilities by $130.6 million at December 31, 2008 and resulted in derivative income of $130.6 million for the year ended December 31, 2008.  Reinsurance payable to affiliates includes a funds withheld liability of $1,510.0 million and $1,534.0 million at December 31, 2008 and 2007.

By reinsuring the SPWL policies, the Company reduced net investment income by $60.3 million, $78.2 million and $97.0 million for the years ended December 31, 2008, 2007 and 2006, respectively.  The Company also reduced interest credited by $74.8 million, $74.8 million and $76.0 million for the years ended December 31, 2008, 2007 and 2006, respectively.  In addition, the Company increased net investment income, relating to an experience rating refund under the reinsurance agreement with SLOC, by $5.3 million, $8.9 million and $13.0 million for the years ended December 31, 2008, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

9. REINSURANCE (CONTINUED)

Individual Protection Segment

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, UL, individual private placement variable universal life, bank owned life insurance (“BOLI”), and corporate owned life insurance (“COLI”) policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis.  In accordance with these agreements, fee income was reduced by $80.0 million, $21.6 million and $37.8 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Pursuant to a reinsurance agreement with SLOC that was effective November 8, 2007, Sun Life Vermont will fund AXXX reserves, attributable to certain UL policies sold by SLOC through its United States branch (the “Branch”).  Sun Life Vermont is reinsuring, on a coinsurance basis, a 100% quota share of SLOC's risk on the UL policies covered under the reinsurance agreement.  New UL business issued through December 31, 2008 has been reinsured under this agreement.  Sun Life Vermont's obligations will be secured in part through a reinsurance trust and in part on a funds-withheld basis.  On November 8, 2007, pursuant to the reinsurance agreement, Sun Life Vermont recorded total assets of $576.9 million, including a funds withheld reinsurance receivable of $551.8 million, deferred costs of $22.4 million, and other assets of $2.8 million.  Total liabilities assumed on November 8, 2007 of $576.9 million consisted of $553.7 million in contractholder deposit account value, $20.4 million in future contract and policy benefits, and other liabilities of $2.8 million.  Under the reinsurance agreement, Sun Life Vermont held the following assets and liabilities at December 31:

	2008	2007
Assets
Reinsurance receivable for funds withheld	$1,105,722	$626,608
Reinsurance receivable for deferred costs	19,686	22,322

Liabilities
Contractholder deposit funds and other policy liabilities	813,387	580,613
Future contract and policy benefits	73,058	23,692
Other liabilities	12,004	33,150

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

9. REINSURANCE (CONTINUED)

Individual Protection Segment (continued)

Funds withheld assets comprised of trading bonds, mortgages and derivatives, amounting to $1,105.7 million and $626.6 million at December 31, 2008 and 2007, respectively, are being held in a separate trust account for the protection of policyholders and claimants of the Branch.  The Company recorded assumed investment income of $295.4 million and $27.5 million for the years ended December 31, 2008 and 2007, respectively.  The assets of the trust are managed by SLOC with all of the investment returns, net of expenses, inuring to the Company.  The funds withheld asset is reported as reinsurance receivable.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative increased contractholder deposit funds and other policy liabilities by $91.8 million and $3.1 million at December 31, 2008 and 2007, respectively.  Included in derivative income are losses of $88.7 million and $3.1 million for the years ended December 31, 2008 and 2007, respectively, related to the embedded derivative.

In addition, the reinsurance agreement between SLOC and Sun Life Vermont has increased revenues by approximately $321.2 million and $29.7 million for the years ended December 31, 2008 and 2007, respectively, and increased expenses by $134.0 million and $14.1 million for the years ended December 31, 2008 and 2007, respectively.

Effective December 31, 2007, SLNY entered into a reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain UL policies sold by SLNY.  Under this agreement SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis certain in-force policies at December 31, 2007.  Future new business will also be reinsured under this agreement.  Related to this agreement, SLNY held the following assets and liabilities at December 31:

	2008	2007
Assets
Reinsurance receivables	$77,628	$117,293
Other assets	2,676	-

Liabilities
Contractholder deposit funds and other policy liabilities	63,210	66,170
Future contract and policy benefits	3,162	3,974
Reinsurance payable to an affiliate	140,832	117,367
Other liabilities	1,057	-

Reinsurance payable to an affiliate includes a funds withheld liability of $89.4 million and $71.6 million at December 31, 2008 and 2007, respectively; and, a deferred gain of $51.4 million and $45.7 million at December 31, 2008 and 2007, respectively.  The funds withheld assets comprised of trading bonds and mortgages being managed by the Company.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative reduced contractholder deposit funds and other policy liabilities by $12.0 million at December 31, 2008 and resulted in derivative income of 12.0 million for the year ended December 31, 2008.

In addition, the reinsurance agreement between SLOC and SLNY has decreased revenues by $9.7 million and decreased expenses by $11.5 million for the year ended December 31, 2008.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

9. REINSURANCE (CONTINUED)

Group Protection Segment

The Company, through its subsidiary, SLNY, has several agreements with unrelated companies whereby the unrelated companies reinsure the mortality and morbidity risks of certain of the Company’s group contracts.

The Company, through its subsidiary, SLNY, has also an agreement, effective May 31, 2007, to assume the net risks of SLHIC’s New York issued contracts.  At December 31, 2008, SLNY held policyholder liabilities of $32.8 million related to this agreement. In addition, the activities related to the reinsurance agreement have increased revenues by $59.0 million and $51.0 million for the years ended December 31, 2008 and 2007, respectively, and increased expenses by $48.6 million and $34.6 million for the years ended December 31, 2008 and 2007, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS

Prior to the December 31, 2008 merger of plans described below, the Company sponsored three non-contributory defined benefit pension plans for its employees and certain affiliated employees.  These plans were the staff qualified pension plan (“staff pension plan”), the agents’ qualified pension plan (“agents’ pension plan”) and the staff nonqualified pension plan (“UBF plan”) (collectively, the “Pension Plans”).  Expenses are allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses.  The Company's funding policies for the staff pension plan is to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 (“ERISA”).  Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

Effective December 31, 2008, the agents’ pension plan was merged into the staff pension plan. The plan merger resulted in a transfer from the agents’ pension plan to the staff pension plan of a projected benefit obligation of $8.8 million and plan assets of $28.3 million. The plan merger did not change the provisions of the agents’ pension plan.

Until the funding requirements for the 2009 plan year under the Pension Protection Act of 2006 are determined in April of 2009, the Company is not expected to make contributions to the staff pension plan in 2009.  The Company will be required to make a contribution for the 2009 plan year by September 2010.

Effective November 7, 2007, IFMG ceased to be an affiliated employer under the staff pension plan, when IFMG was sold by the Parent. As of that date, the staff pension plan was amended to allow IFMG to continue as a participating employer. Effective December 9, 2008 the staff pension plan was amended to eliminate IFMG as a participating employer.

Effective January 1, 2007, the agents’ pension plan was amended for a cost of living adjustment for eligible participants.

The Company sponsors a postretirement benefit plan for its employees and certain affiliated employees providing certain health, dental and life insurance benefits for retired employees and dependents (the “Other Post Retirement Benefit Plan”).  Expenses are allocated to participating companies based on the number of participants.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition.  Life insurance benefits are generally set at a fixed amount.

On May 31, 2007, as part of Sun Life Financial’s acquisition of EBG, the Company provided prior service credit under its retiree medical plan to the transferred EBG employees not currently eligible for those benefits under the corresponding Genworth plan.  Additionally, as part of the acquisition, the fair value of the liabilities assumed by the Company included the unfunded accumulated postretirement benefit obligation (“APBO”) attributable to the prior service cost associated with the transferred EBG employees.  The final purchase price was adjusted at May 31, 2007, to settle the unfunded APBO undertaken by the Company.

On September 29, 2006, the FASB issued SFAS No. 158, which requires recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet.  The measurement date – the date at which the benefit obligation and plan assets are measured – is required to be the Company's fiscal year end.  The Company adopted the balance sheet recognition provisions of SFAS No. 158 at December 31, 2006 and adopted the year end measurement date provisions effective January 1, 2008.  The adoption of the year-end measurement date provisions resulted in a net of tax cumulative-effect decrease of $0.3 million to the Company’s January 1, 2008, other comprehensive income (“OCI”).

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

The following tables set forth the change in the Pension Plans’ and Other Post Retirement Benefit Plan’s projected benefit obligations and assets, as well as information on the plans’ funded status at December 31:

	Pension Plans		Other Post Retirement Benefit Plan
	2008	2007	2008	2007
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 262,757	$ 261,380	$ 52,229	$ 45,852
Effect of eliminating early measurement date	1,982	-	705	-
Service cost	3,520	4,108	1,616	1,234
Interest cost	16,617	15,754	3,332	2,915
Actuarial (gain) loss	(3,424)	(11,210)	(6,729)	213
Benefits paid	(10,550)	(8,577)	(2,266)	(2,979)
Plan amendments	-	1,302	-	-
Federal subsidy	-	-	225	194
Unfunded APBO as a result of EBG acquisition	-	-	-	4,800
Projected benefit obligation at end of year	$ 270,902	$ 262,757	$ 49,112	$ 52,229

	Pension Plans		Other Post Retirement Benefit Plan
	2008	2007	2008	2007
Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 291,824	$ 269,712	$ -	$ -
Effect of eliminating early measurement date	1,981	-	-	-
Employer contributions	-	-	2,266	2,979
Other	350	(262)	-	-
Actual return on plan assets	(88,094)	30,951	-	-
Benefits paid	(10,550)	(8,577)	(2,266)	(2,979)
Fair value of plan assets at end of year	$ 195,511	$ 291,824	$ -	$ -

	Pension Plans		Other Post Retirement Benefit Plan
	2008	2007	2008	2007
Information on the funded status of the plan:
Funded status	$ (75,391)	$ 29,067	$ (49,112)	$ (52,229)
4th quarter contribution	-	(710)	-	532
(Accrued) prepaid benefit cost	$ (75,391)	$ 28,357	$ (49,112)	$ (51,697)

The accumulated benefit obligation for the Pension Plans at December 31, 2008 and 2007 was $263.1 million and $253.6 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

The Pension Plans were underfunded at December 31, 2008.  For the year ended December 31, 2007, the UBF plan was underfunded. The following table provides information on the projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with an accumulated benefit obligation in excess of plan assets as of December 31:

	Pension Plans	Pension Plans
	2008	2007
Projected benefit obligations	$ 270,902	$ 27,277
Accumulated benefit obligation	263,142	25,138
Plan assets	195,511	-

The staff pension plan and agent’s pension plan were overfunded at December 31, 2007.

Amounts recognized in the Company’s consolidated balance sheets for the Pension Plans and Other Post Retirement Benefit Plan consist of the following, as of December 31:

	Pension Plans		Other Post Retirement Benefit Plan
	2008	2007	2008	2007
Other assets	$ -	$ 59,423	$ -	$ -
Other liabilities	(75,391)	(31,066)	(49,112)	(51,697)
	$ (75,391)	$ 28,357	$ (49,112)	$ (51,697)

Amounts recognized in the Company’s AOCI consist of the following:

	Pension Plans		Other Post Retirement Benefit Plan
	2008	2007	2008	2007
Net actuarial loss (gain)	$ 86,528	$ (22,103)	$ 5,563	$ 13,437
Prior service cost	4,109	4,529	(3,890)	(4,551)
Transition asset	(3,589)	(6,206)	-	-
	$ 87,048	$ (23,780)	$ 1,673	$ 8,886

The following table sets forth the effect on retained earnings and AOCI of eliminating the early measurement date:

	Pension Plans 2008	Other Post Retirement Benefit Plan 2008
Retained earnings	$ (1,346)	$ 1,334

Amounts amortized from AOCI:
Amortization of actuarial loss (gain)	$ 198	$ (229)
Amortization of prior service (cost) credit	(83)	132
Amortization of transition asset	524	-
Total amortization from AOCI	$ 639	$ (97)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

The following table sets forth the components of the net periodic benefit cost and the Company’s share of net periodic benefit costs related to the Pension Plans and Other Post Retirement Benefit Plan for the years ended December 31:

	Pension Plans			Other Post Retirement Benefit Plan
	2008	2007	2006	2008	2007	2006
Components of net periodic (benefit) cost:
Service cost	$ 3,520	$ 4,108	$ 6,024	$ 1,616	$ 1,234	$ 1,311
Interest cost	16,617	15,754	15,065	3,332	2,915	2,967
Expected return on plan assets	(22,972)	(21,874)	(21,672)	-	-	-
Amortization of transition obligation asset	(2,093)	(2,093)	(2,093)	-	-	-
Amortization of prior service cost	337	337	266	(529)	(529)	(529)
Recognized net actuarial (gain) loss	(792)	(107)	437	916	912	1,450
Net periodic (benefit) cost	$ (5,383)	$ (3,875)	$ (1,973)	$ 5,335	$ 4,532	$ 5,199

The Company’s share of net periodic (benefit) cost	$ (5,383)	$ (3,875)	$ (1,973)	$ 4,638	$ 3,910	$ 4,501

The following table shows changes in the Company’s AOCI related to the Pension Plans and Other Post Retirement Benefit Plan for the following years:

	Pension Plans			Other Post Retirement Benefit Plan
	2008	2007	2006	2008	2007	2006
Net actuarial loss (gain) arising during the year	$ 107,641	$ (20,287)	$ (1,923)	$ (6,729)	$ 279	$ 14,070
Net actuarial gain (loss) recognized during the year	792	107	-	(916)	(912)	-
Prior service cost arising during the year	-	1,302	3,564	-	-	(5,080)
Prior service cost recognized during the year	(337)	(337)	-	529	529	-
Transition asset recognized during the year	2,093	2,093	-	-	-	-
Transition asset arising during the year	-	-	(8,299)	-	-	-
Change in effect of additional minimum liability	-	-	(2,834)	-	-	-
Total recognized in AOCI	110,189	(17,122)	(9,492)	(7,116)	(104)	8,990
Tax effect	(38,566)	5,993	3,322	2,491	36	(3,147)
Total recognized in AOCI, net of tax	71,623	(11,129)	(6,170)	(4,625)	(68)	5,843

Total recognized in net periodic benefit cost and other comprehensive income, net of tax	$ 66,240	$ (15,004)	$ (8,143)	$ 13	$ 3,842	$ 10,344

The estimated amounts that will be amortized from AOCI into net periodic benefit costs in 2009 are as follows:

	Pension Plans	Other Post Retirement Benefit Plan
Actuarial gain	$ 2,470	$ 379
Prior service cost	337	(529)
Transition asset	(2,093)	-
Total	$ 714	$ (150)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

Assumptions

Weighted average assumptions used to determine benefit obligations for the Pension Plans and Other Post Retirement Benefit Plan were as follows:

	Pension Plans			Other Post Retirement Benefit Plan
	2008	2007	2006	2008	2007	2006
Discount rate	6.5%	6.35%	6.0%	6.5%	6.35%	6.0%
Rate of compensation increase	3.75%	4.0%	4.0%	n/a	n/a	n/a

Weighted average assumptions used to determine net benefit cost for the Pension Plans and Other Post Retirement Benefit Plan were as follows:

	Pension Plans			Other Post Retirement Benefit Plan
	2008	2007	2006	2008	2007	2006
Discount rate	6.35%	6.0%	5.8%	6.35%	6.0%	5.8%
Expected long term return on plan assets	8.0%	8.25%	8.75%	n/a	n/a	n/a
Rate of compensation increase	4.0%	4.0%	4.0%	n/a	n/a	n/a

The Company determines the expected long-term rate of return on plan assets by taking the weighted average return expectations based on the long-term return expectations and investment strategy then adjusted for the impact of rebalancing. The difference between actual and expected returns is recognized as a component of unrecognized gains/losses, which is recognized over the average remaining lifetime of inactive participants or the average remaining service lifetime of active participants in the plan, as provided by accounting standards.

In order to measure the Other Post Retirement Benefit Plan’s obligation for 2008, the Company assumed a 9% annual rate of increase in the per capita cost of covered healthcare benefits.  In addition, medical cost inflation is assumed to be 8.5% in 2009 and assumed to decrease gradually to 5.00% for 2014 and remain at that level thereafter.  Assumed healthcare cost trend rates have a significant effect on the amounts reported for the healthcare plans.  A one-percentage point change in assumed health care cost trend rates would have the following effect:

	1- Percentage-Point	1- Percentage-Point
	Increase	Decrease
Effect on post retirement benefit obligation	$ 3,608	$ (3,446)
Effect on total of service and interest cost	$ 434	$ (433)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

Plan Assets

The asset allocation for the Company’s staff pension plan assets for 2008 measurement and staff pension plan and agents’ plan assets for 2007 measurement, and the target allocation for 2009, by asset category, are as follows:

	Target Allocation	Percentage of Plan Assets
Asset Category	2009	2008	2007
Equity Securities	60%	54%	65%
Debt Securities	25%	30%	26%
Commercial Mortgages	15%	16%	9%
Total	100%	100%	100%

The target allocations were established to reflect the Company’s investment risk posture and to achieve the desired level of return commensurate with the needs of the fund.  The target ranges are based upon a three to five-year time horizon and may be changed as circumstances warrant.

The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:

1)	exceeds the assumed actuarial rate;
2)	exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and
3)	generates a real rate of return of at least 3% after inflation, and sufficient income or liquidity to pay retirement benefits on a timely basis.

The objective of the fund is to maximize the rate of return on assets over the long term. Safety of principal, credit quality and diversification are important considerations. Pursuant with this objective the fund will invest in a diversified portfolio of common stocks and fixed income investments. The fund is permitted to invest in derivative securities as long as the total derivatives exposure does not exceed 20% of the fund’s value.

Cash Flow

The Company does not expect to make contributions to the staff pension plan in 2009. However, the Company will contribute $1.3 million to the UBF plan in 2009.

The Company has estimated the following future benefit payments for the Pension Plans and the future benefit payments and expected federal subsidy for the Other Post Retirement Benefit Plan for the years 2009 through 2018:

		Other Post Retirement Benefit Plan’s
	Pension Plans’ Benefits	Benefits	Expected Federal Subsidy
2009	$ 10,109	$ 3,128	$ 224
2010	10,769	3,275	226
2011	11,594	3,448	227
2012	12,485	3,620	227
2013	13,261	3,831	223
2014 to 2018	80,720	23,054	982

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10.  RETIREMENT PLANS (CONTINUED)

Savings and Investment Plan

The Company sponsors and participates in a savings plan that qualifies under Section 401(k) of the Internal Revenue Code (“the 401(k) Plan”) for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the 401(k) Plan, the Company matches, up to specified amounts, the employees’ contributions to the plan.

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the 401(k) Plan including the following:

Effective January 1, 2006, the 401 (k) Plan also includes a retirement investment account that qualifies under Section 401(a) of the Internal Revenue Code (“the RIA”).  The Company contributes a percentage of the participant’s eligible compensation determined under the following chart based on the sum of the participant’s age and service on January 1 of the applicable plan year.

Age Plus Service	Company Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

For RIA participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45, the Company also contributes to the RIA from January 1, 2006 through December 31, 2015, a percentage of the participant’s eligible compensation determined under the following chart based on the participant’s age and service on January 1, 2006.

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

For RIA participants who did not become participants in the Other Post Retirement Benefit Plan before January 1, 2006, the Company made a one-time RIA contribution in January 2006 based on their applicable percentage from the first chart above as of January 1, 2006 and their eligible compensation paid during the period beginning on their hire date and ending on December 31, 2005.

The amount of the 2008 employer contributions under the 401(k) Plan for the Company and its affiliates was $22.7 million.  Amounts are allocated to affiliates based on their respective employees’ contributions.  The Company’s portion of the expense was $18.1 million, $16.1 million and $10.8 million for the years ended December 31, 2008, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

11. FEDERAL INCOME TAXES

The Company accounts for current and deferred income taxes in the manner prescribed by SFAS No. 109.  A summary of the components of income tax (benefit) expense in the consolidated statements of operations for the years ended December 31 is as follows:

	2008	2007	2006
Income tax (benefit) expense:
Current	$(85,841)	$(108,526)	$(5,792)
Deferred	(773,142)	84,668	4,180

Total income tax benefit	$(858,983)	$(23,858)	$(1,612)

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate at 35%. The Company's effective rate differed from the federal income tax rate as follows:

	2008	2007	2006

Expected federal income tax (benefit) expense	$(1,082,838)	$407	$26,838
Low income housing credit	(4,016)	(5,490)	(6,225)
Separate account dividend received deduction	(18,144)	(11,988)	(13,090)
Prior year adjustments/settlements	(7,279)	932	(8,396)
Valuation allowance	79,963	-	-
Goodwill impairment not deductible	176,885	-	-
FIN 48 adjustments/settlements	(932)	(6,375)	-
Other items	(2,628)	(1,775)	(844)

Federal income tax benefit	(858,989)	(24,289)	(1,717)
State income tax expense	6	431	105

Total income tax benefit	$(858,983)	$(23,858)	$(1,612)

The net deferred tax asset represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's net deferred tax asset as of December 31 were as follows:

	2008	2007
Deferred tax assets:
Actuarial liabilities	$194,253	$110,617
Net operating loss	98,958	-
Investments, net	1,331,665	230,416
Other	80,233	-
	1,705,109	341,033
Valuation allowance	(79,963)	-
Total deferred tax assets	1,625,146	341,033

Deferred tax liabilities:
Deferred policy acquisition costs	(768,301)	(322,461)
Other	-	(2,627)
Total deferred tax liabilities	(768,301)	(325,088)

Net deferred tax asset	$856,845	$15,945

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

11. FEDERAL INCOME TAXES (CONTINUED)

The Company’s net deferred tax asset of $856.8 million at December 31, 2008 is comprised of gross deferred tax assets, gross deferred tax liabilities and a valuation allowance.  The gross deferred tax assets are primarily related to realized and unrealized investment security losses, actuarial liabilities, as well as a current period net operating loss (“NOL”) which, if unutilized, will expire in 2023.

The Company recorded a valuation allowance of $79.9 million in the statement of operations relating to the tax benefits associated with realized investment impairment losses recorded during the third and fourth quarter of 2008.  Management has determined that it is not more likely than not that the losses will be utilized either against prior year capital gains or through the generation of future capital gains within the applicable carry-forward period.

The Company believes that it is more likely than not that the deferred tax assets related to the remaining unrealized investment losses will be realized due to the Company’s intent and ability to hold the related investment securities to recovery of value, whereby a capital loss will not be realized for tax purposes.  Based on the sufficient positive evidence available, specifically existing taxable temporary differences that will reverse in future periods and projected future taxable income, the Company also believes that it is more likely than not that the deferred tax assets for the NOL, tax reserves and other items will be realized.

The Company adopted FIN 48 on January 1, 2007.  FIN 48 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.

As a result of the implementation of FIN 48, the Company recognized a decrease of $5.2 million in the liability for UTBs and related net interest, which was accounted for as an increase to its January 1, 2007 balance of retained earnings.  The liability for UTBs related to permanent and temporary tax adjustments, exclusive of interest, was $50.7 million and $63.0 million at December 31, 2008 and December 31, 2007, respectively.  Of the $50.7 million, $6.7 million represents the amount of UTBs that, if recognized, would favorably affect the Company’s effective income tax rate in future periods, exclusive of any related interest.  In addition, consistent with the provisions of FIN 48, the Company reclassified $78.3 million of income taxes from deferred tax liabilities to accrued expenses and taxes at December 31, 2008.

The net (decrease) increase in the tax liability for UTBs of $(12.4) million and $8.9 million in the years ended December 31, 2008 and 2007, respectively, resulted from the following:

	2008	2007
Balance at January 1	$63,043	$54,086
Gross increases related to tax positions in prior years	111,473	20,717
Gross decreases related to tax positions in prior years	(90,772)	(11,760)
Gross increases related to tax positions in current year	-	-
Settlements	(33,065)	-
Close of tax examinations/statutes of limitations	-	-

Balance at December 31	$50,679	$63,043

The Company has elected on a prospective basis, with the adoption of FIN 48, to recognize interest and penalties accrued related to UTBs in interest expense.  During the year ended December 31, 2008 and 2007, the Company recognized $3.4 million and $2.0 million, respectively, in gross interest related to UTBs.  The Company did not accrue any penalties.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

11. FEDERAL INCOME TAXES (CONTINUED)

The Company files federal income tax returns and income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2001.  In August 2006, the IRS issued a Revenue Agent’s Report for the Company’s 2001 and 2002 tax years.  The Company is currently at the Appeals Division of the IRS (“Appeals”) with respect to that two-year audit cycle.  In the first quarter of 2007, the IRS commenced an examination of the Company’s U.S. federal income tax returns for the tax years 2003 and 2004. In October 2008, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2003 and 2004. The Company filed a protest and expects that it will be assigned to Appeals in 2009.  While the final outcome of the appeal and ongoing tax examinations is not determinable, the Company has adequate liabilities accrued as prescribed by FIN 48 and does not believe that any adjustments would be material to its financial position.

The Company will file a consolidated return with SLC -U.S. Ops Holdings for the year ended December 31, 2008 as the Company did for the years ended December 31, 2007 and 2006. The Company’s subsidiaries, INDY and Sun Life Vermont were included as part of the consolidation for the year ended December 31, 2007.  For the year ended December 31, 2007 and 2006, SLNY filed stand-alone federal income tax returns.  INDY filed a stand-alone federal income tax return for the year ended December 31, 2006.

The Company makes or receives payments under certain tax sharing agreements with SLC – U.S. Ops Holdings.  Under these agreements, such payments are determined based on the Company’s stand-alone taxable income (as if it were filing as a separate company) and based upon the SLC - U.S. Ops Holdings’ consolidated group’s overall taxable position.  Sun Life Vermont is subject to an adjustment in the amount payable or receivable under its Tax Allocation Agreement to the extent of a subsequent change in its stand-alone taxable income.  Sun Life Vermont is not required to pay SLC – U.S. Ops Holdings for changes in the consolidated federal tax liability that may result from changes in the timing of the utilization of Sun Life Vermont’s losses in the consolidated federal tax return.  The Company received income tax refunds of $113.2 million and $16.2 million in 2008 and 2007, respectively, and made income tax payments of $22.7 million in 2006.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

12.  LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s group life, group disability insurance, group dental and stop loss products is summarized below:

	2008	2007

Balance at January 1	$ 74,878	$ 36,689
Less reinsurance recoverable	(5,921)	(5,906)
Net balance at January 1	68,957	30,783
Incurred related to:
Current year	79,725	96,377
Prior years	(6,557)	(1,805)
Total incurred	73,168	94,572
Paid losses related to:
Current year	(53,615)	(47,531)
Prior years	(22,541)	(8,867)
Total paid	(76,156)	(56,398)

Balance at December 31	71,316	74,878
Less reinsurance recoverable	(5,347)	(5,921)

Net balance at December 31	$ 65,969	$ 68,957

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.  Changes in prior estimates are recorded in results of operations in the year such changes are made.

As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $6.6 million and $1.8 million in 2008 and 2007, respectively.  The favorable development experienced in both years was driven mainly by better than expected loss experience in group life.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

13.  LIABILITIES FOR CONTRACT GUARANTEES

The major provisions of AICPA SOP 03-1 that affect the Company require:

o	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
o	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and,
o	Reporting and measuring the Company’s interest in its separate accounts as investments.

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract adjusted for any customer withdrawals, (b) total deposits made on the contract adjusted for any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2008:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 12,627,787	$ 4,398,559	66.7
Minimum Income	$ 189,863	$ 130,177	60.8
Minimum Accumulation or Withdrawal	$ 4,961,237	$ 857,764	63.0

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2007:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 17,771,546	$ 1,318,150	66.4
Minimum Income	$ 343,853	$ 43,233	60.3
Minimum Accumulation or Withdrawal	$ 5,321,780	$ 4,204	62.4

1 Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

13.  LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2008:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2008	$ 39,673	$ 4,817	$ 44,490

Benefit Ratio Change / Assumption Changes	193,678	15,867	209,545
Incurred guaranteed benefits	19,072	906	19,978
Paid guaranteed benefits	(58,226)	(3,244)	(61,470)
Interest	7,451	427	7,878

Balance at December 31, 2008	$ 201,648	$ 18,773	$ 220,421

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2007:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2007	$ 39,923	$ 1,448	$ 41,371

Benefit Ratio Change / Assumption Changes	3,016	9,206	12,222
Incurred guaranteed benefits	24,841	704	25,545
Paid guaranteed benefits	(30,158)	(6,613)	(36,771)
Interest	2,051	72	2,123

Balance at December 31, 2007	$ 39,673	$ 4,817	$ 44,490

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for contract guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-evaluated regularly, and adjustments are made to the liability balance through a charge or credit to policyholder benefits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

13.  LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

Guaranteed minimum accumulation benefits (“GMABs”) and withdrawal benefits (“GMWBs”) are considered to be derivatives under SFAS No. 133 and are recorded at fair value through earnings. Prior to the adoption of SFAS No. 157, the fair value of the embedded derivatives was calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions were based on experience studies and industry standards.  Consistent with the provisions of SFAS No. 157, effective January 1, 2008, the Company began incorporating the following unobservable inputs in its calculation of the embedded derivatives:

Actively-Managed Volatility Adjustments - This component incorporates the basis differential between the observable implied volatilities for each index and the actively-managed funds underlying the variable annuity product.  The adjustment is based on historical actively-managed fund volatilities and historical weighted-average index volatilities.

Credit Standing Adjustment - This component makes an adjustment that market participants would make to reflect the non-performance risk associated with the embedded derivatives.  The adjustment is based on the published credit spread for insurance companies with a rating equal to the rating of the Company.

Behavior Risk Margin - This component adds a margin that market participants would require for the risk that the Company's best estimate policyholder behavior assumptions could differ from actual experience.  This risk margin is determined by taking the difference between the fair value based on adverse policyholder behavior assumptions and the fair value based on best estimate policyholder behavior assumptions, using assumptions the Company believes market participants would use in developing risk margins.

The net balance of GMABs and GMWBs constituted a liability in the amount of $694.2 million and $37.4 million at December 31, 2008 and 2007, respectively.

14. DEFERRED POLICY ACQUISITION COSTS

The changes in DAC for the years ended December 31 were as follows:

	2008	2007
Balance at January 1	$1,603,397	$1,234,206
Acquisition costs deferred	365,918	356,087
Amortized to expense during the year	893,086	(169,799)
Adjustment for unrealized investment losses during the year	-	182,903
Balance at December 31	$2,862,401	$1,603,397

See Note 1 for information regarding the deferral and amortization methodologies related to DAC.  The Company tests its DAC asset for future recoverability, and has determined that the asset is not impaired at December 31, 2008.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

15. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The changes in VOBA and VOCRA for the years ended December 31 were as follows:

	2008	2007
Balance at January 1	$51,806	$47,744
Amount capitalized due to acquisition of new business	-	23,854
Amortized to expense during the year	128,019	(19,322)
Adjustment for unrealized investment gains during the year	-	(470)
Balance at December 31	$179,825	$51,806

Additions to VOBA and VOCRA for the year ended December 31, 2007, were a result of the SLHIC to SLNY asset transfer, as described in Note 2.  VOBA transferred was $7.6 million and the value of customer renewals transferred was $16.2 million. Decreased actual gross profits in 2008 contributed to negative amortization and an increase to the VOBA asset.  The Company tests its VOBA asset for future recoverability, and has determined that the asset is not impaired at December 31, 2008.

16. CONSOLIDATING FINANCIAL INFORMATION

The following consolidating financial statements are provided in compliance with Regulation S-X of the U.S. Securities and Exchange Commission (the “SEC”) and in accordance with SEC Rule 12h-5.

The Company’s wholly-owned subsidiary, SLNY, sells, among other products, combination fixed and variable annuity contracts (the “Contracts”) in the State of New York.  These Contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).  Effective September 27, 2007, the Company provided a full and unconditional guarantee (the “guarantee”) of SLNY’s obligation related to the Contracts’ fixed investment option period related to policies currently in-force or sold on or after September 30, 2007.  The guarantee relieves SLNY of its obligation to file annual, quarterly, and current reports with the SEC on Form 10-K, Form 10-Q and Form 8-K.

In the following presentation of consolidating financial statements, the term “SLUS as Parent” is used to denote the Company as a stand-alone entity, isolated from its subsidiaries and the term “Other Subs” is used to denote the Company's other subsidiaries, with the exception of SLNY.  All consolidating financial statements are presented in thousands.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the year ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$16,066	$106,667	$-	$-	$122,733
Net investment (loss) income (1)	(1,862,501)	(112,508)	185,174	-	(1,789,835)
Net derivative loss (2)	(573,399)	(32,059)	(266,086)	-	(871,544)
Net realized investment losses	(21,852)	(10,986)	(5,403)	-	(38,241)
Fee and other income	436,075	9,681	118,997	-	564,753
	(2,005,611)	(39,205)	32,682	-	(2,012,134)
Total revenues

Benefits and Expenses

Interest credited	483,769	45,129	32,728	-	561,626
Interest expense	60,887	(602)	46,492	-	106,777
Policyowner benefits	306,404	80,789	56,324	-	443,517
Amortization of DAC, VOBA and VOCRA (3)	(963,422)	(82,218)	24,614	-	(1,021,026)
Goodwill impairment	658,051	37,788	5,611	-	701,450
Other operating expenses	214,654	44,725	29,967	-	289,346

Total benefits and expenses	760,343	125,611	195,736	-	1,081,690

Loss before income tax benefit	(2,765,954)	(164,816)	(163,054)	-	(3,093,824)

Income tax benefit expense	(772,699)	(41,418)	(44,866)	-	(858,983)
Equity in the net loss of subsidiaries	(241,586)	-	-	241,586	-

Net loss	$(2,234,841)	$(123,398)	$(118,188)	$241,568	$(2,234,841)

(1)
SLUS’, SLNY’s and Other Subs’ net investment (loss) income includes a decrease in market value of $2,448.8 million, $154.9 million and $159.2 million, respectively, for the year ended December 31, 2008, related to the Company’s trading securities.

(2)
SLUS’ and SLNY’s net derivative loss for the year ended December 31, 2008 includes $165.8 million and $0.3 million, respectively, of income related to the Company’s adoption of SFAS No. 157, which is further discussed in Note 5.

(3)
SLUS’ and SLNY’s amortization of DAC, VOBA, and VOCRA for year ended December 31, 2008 includes $3.0 million and $0.2 million, respectively, of expenses related to the Company’s adoption of SFAS No. 157, which is further discussed in Note 5.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$15,330	$95,286	$-	$-	$110,616
Net investment income (1)	941,185	94,309	63,098	-	1,098,592
Net derivative loss	(185,682)	(3,967)	(3,475)	-	(193,124)
Net realized investment losses	(57,547)	(3,487)	(14)	-	(61,048)
Fee and other income	445,248	26,648	8,008	-	479,904
Subordinated notes early redemption premium	-	-	25,578	-	25,578

Total revenues	1,158,534	208,789	93,195	-	1,460,518

Benefits and Expenses

Interest credited	571,309	51,390	7,124	-	629,823
Interest expense	75,052	74	26,406	-	101,532
Policyowner benefits	155,903	69,309	4,273	-	229,485
Amortization of DAC, VOBA and VOCRA	165,666	19,921	3,534	-	189,121
Other operating expenses	238,810	37,061	7,944	-	283,815
Partnership capital securities early redemption payment	-	-	25,578	-	25,578

Total benefits and expenses	1,206,740	177,755	74,859	-	1,459,354

(Loss) income before income tax (benefit) expense	(48,206)	31,034	18,336	-	1,164

Income tax (benefit) expense	(40,222)	10,231	6,133	-	(23,858)
Equity in the net income of subsidiaries	33,006	-	1,811	(34,817)	-

Net income	$25,022	$20,803	$14,014	$(34,817)	$25,022

(1)
SLUS’ and Other Subs’ net investment income includes a (decrease) increase in market value of $(89.2) million and $0.8 million, respectively, for the year ended December 31, 2007 related to the Company’s trading securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$20,870	$38,322	$-	$-	$59,192
Net investment income (1)	1,049,425	97,365	59,784	(493)	1,206,081
Net derivative income	8,596	-	-	493	9,089
Net realized investment losses	(38,327)	(6,081)	(103)	-	(44,511)
Fee and other income	375,144	21,083	2,395	-	398,622

Total revenues	1,415,708	150,689	62,076	-	1,628,473

Benefits and Expenses

Interest credited	573,178	56,379	3,848	-	633,405
Interest expense	79,637	-	51,157	8	130,802
Policyowner benefits	126,393	29,257	1,320	-	156,970
Amortization DAC, VOBA and VOCRA	380,760	18,422	-	-	399,182
Other operating expenses	207,903	22,988	551	(8)	231,434

Total benefits and expenses	1,367,871	127,046	56,876	-	1,551,793

Income before income tax (benefit) expense	47,837	23,643	5,200	-	76,680

Income tax (benefit) expense	(10,495)	7,410	1,473	-	(1,612)
Equity in the net income of subsidiaries	19,960	-	3,096	(23,056)	-

Net income	$78,292	$16,233	$6,823	$(23,056)	$78,292
(1)	SLUS’ net investment income includes a decrease in market value of $15.2 million for the year ended December 31, 2006 related to the Company’s trading securities

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands except per share data)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturities at fair value	$476,180	$148,124	$49,716	$-	$674,020
Trading fixed maturities at fair value	9,639,477	988,809	1,133,860	-	11,762,146
Investment in subsidiaries	450,444	-	-	(450,444)	-
Mortgage loans	1,911,114	171,889	-	-	2,083,003
Derivative instruments – receivable	727,103	-	-	-	727,103
Limited partnerships	78,289	-	-	-	78,289
Real estate	157,403	-	44,067	-	201,470
Policy loans	704,548	156	24,703	-	729,407
Other invested assets	206,902	4,529	-	-	211,431
Cash and cash equivalents	1,202,336	377,958	43,855	-	1,624,149
Total investments and cash	15,553,796	1,691,465	1,296,201	(450,444)	18,091,018

Accrued investment income	250,170	15,226	17,168	-	282,564
Deferred policy acquisition costs	2,555,042	233,401	73,958	-	2,862,401
Value of business and customer renewals acquired	169,083	10,742	-	-	179,825
Net deferred tax asset	910,344	22,627	-	(76,126)	856,845
Goodwill	-	7,299	-	-	7,299
Receivable for investments sold	6,743	430	375	-	7,548
Reinsurance receivable	1,872,687	82,976	1,120,952	-	3,076,615
Other assets	200,218	20,835	1,787	-	222,840
Separate account assets	19,797,280	690,524	43,920	-	20,531,724

Total assets	$41,315,363	$2,775,525	$2,554,361	$(526,570)	$46,118,679

LIABILITIES

Contractholder deposit funds and other policy liabilities	$15,351,097	$1,348,109	$846,515	$-	$17,545,721
Future contract and policy benefits	847,228	93,975	73,485	-	1,014,688
Payable for investments purchased	212,788	150,160	565	-	363,513
Accrued expenses and taxes	81,362	(21,325)	58,634	-	118,671
Deferred tax liability	-	-	76,126	(76,126)	-
Debt payable to affiliates	883,000	-	1,115,000	-	1,998,000
Reinsurance payable to affiliate	1,509,989	140,832	-	-	1,650,821
Derivative instruments – payable	1,327,126	-	167,215	-	1,494,341
Other liabilities	510,238	44,597	51,110	-	605,945
Separate account liabilities	19,797,280	690,524	43,920	-	20,531,724

Total liabilities	40,520,108	2,446,872	2,432,570	(76,126)	45,323,424

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	2,872,242	389,963	209,749	(599,712)	2,872,242
Accumulated other comprehensive loss	(129,884)	(20,008)	(3,626)	23,634	(129,884)
Accumulated deficit	(1,953,540)	(43,402)	(86,874)	130,276	(1,953,540)

Total stockholder’s equity	795,255	328,653	121,791	(450,444)	795,255

Total liabilities and stockholder’s equity	$41,315,363	$2,775,525	$2,554,361	$(526,570)	$46,118,679

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands except in share data)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturities at fair value	$10,157,376	$1,288,568	$57,286	$-	$11,503,230
Trading fixed maturities at fair value	3,288,671	-	578,340	-	3,867,011
Investment in subsidiaries	559,851	-	-	(559,851)	-
Mortgage loans	2,146,286	170,205	1,850	-	2,318,341
Derivative instruments – receivable	609,261	-	-	-	609,261
Limited partnerships	164,464	-	-	-	164,464
Real estate	157,147	-	44,630	-	201,777
Policy loans	686,099	118	26,416	-	712,633
Other invested assets	499,538	69,138	-	-	568,676
Cash and cash equivalents	415,494	65,901	688,306	-	1,169,701
Total investments and cash	18,684,187	1,593,930	1,396,828	(559,851)	21,115,094

Accrued investment income	268,732	15,245	6,386	-	290,363
Deferred policy acquisition costs	1,469,976	118,126	15,295	-	1,603,397
Value of business and customer renewals acquired	35,735	16,071	-	-	51,806
Net deferred tax asset	171,899	-	-	(155,954)	15,945
Goodwill	658,051	45,167	5,611	-	708,829
Receivable for investments sold	2,796	615	71	-	3,482
Reinsurance receivable	1,937,814	123,214	648,221	-	2,709,249
Other assets	278,573	32,877	155,221	(154,672)	311,999
Separate account assets	23,996,463	929,008	71,132	-	24,996,603

Total assets	$47,504,226	$2,874,253	$2,298,765	$(870,477)	$51,806,767

LIABILITIES

Contractholder deposit funds and other policy liabilities	$16,361,329	$1,285,259	$615,981	$-	$18,262,569
Future contract and policy benefits	706,657	93,001	23,930	-	823,588
Payable for investments purchased	169,606	635	28,969	-	199,210
Accrued expenses and taxes	169,532	22,915	85,290	(154,672)	123,065
Deferred tax liability	-	1,045	154,909	(155,954)	-
Debt payable to affiliates	945,000	-	1,000,000	-	1,945,000
Reinsurance payable to affiliate	1,574,517	117,367	-	-	1,691,884
Derivative instruments – payable	446,508	-	132	-	446,640
Other liabilities	704,467	107,458	76,136	-	888,061
Separate account liabilities	23,996,463	929,008	71,132	-	24,996,603

Total liabilities	45,074,079	2,556,688	2,056,479	(310,626)	49,376,620

STOCKHOLDER’S EQUITY

Common stock, $1,000 par value	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	2,146,436	239,963	274,555	(514,518)	2,146,436
Accumulated other comprehensive loss	(92,403)	(11,924)	(1,333)	13,257	(92,403)
Retained earnings (Accumulated deficit)	369,677	87,426	(33,478)	(53,948)	369,677

Total stockholder’s equity	2,430,147	317,565	242,286	(559,851)	2,430,147

Total liabilities and stockholder’s equity	$47,504,226	$2,874,253	$2,298,765	$(870,477)	$51,806,767

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net loss from operations	$(2,234,841)	$(123,398)	$(118,188)	$241,586	$(2,234,841)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Net amortization of premiums on investments	27,009	2,663	(1,301)	-	28,371
Amortization of DAC, VOBA and VOCRA	(963,422)	(82,218)	24,614	-	(1,021,026)
Depreciation and amortization	5,478	311	922	-	6,711
Net loss on derivatives	522,838	32,059	257,820	-	812,717
Net realized losses on available-for-sale investments	21,852	10,986	5,403	-	38,241
Changes in fair value of trading investments	2,448,822	154,926	159,145	-	2,762,893
Net realized losses on trading investments	324,369	30,622	25,978	-	380,969
Net change in unrealized and undistributed losses in private equity limited partnerships	(9,796)	-	-	-	(9,796)
Interest credited to contractholder deposits	483,769	45,129	32,728	-	561,626
Goodwill impairment	658,051	37,788	5,611	-	701,450
Investment in subsidiaries	241,586	-	-	(241,586)	-
Deferred federal income taxes	(680,276)	(15,318)	(77,549)	-	(773,143)
Changes in assets and liabilities:
Additions to DAC, VOBA and VOCRA	(254,761)	(27,648)	(83,277)	-	(365,686)
Accrued investment income	18,562	19	(10,782)	-	7,799
Net reinsurance receivable/payable	145,172	66,699	(472,731)	-	(260,860)
Future contract and policy benefits	140,571	898	49,555	-	191,024
Dividends received from subsidiaries	-	-	-	-	-
Other, net	29,356	122,486	101,318	-	253,160

Net cash provided by (used in) operating activities	924,339	256,004	(100,734)	-	1,079,609

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	89,468	6,440	5,849	-	101,757
Trading fixed maturities	1,469,669	194,980	143,849	-	1,808,498
Mortgage loans	258,736	15,202	20,672	-	294,610
Real estate	1,141	-	-	-	1,141
Other invested assets	629,692	64,482	(2,017)	-	692,157
Purchases of:
Available-for-sale fixed maturities	(107,709)	(14,027)	(7,738)	-	(129,474)
Trading fixed maturities	(1,005,670)	(258,714)	(910,759)	-	(2,175,143)
Mortgage loans	(23,285)	(16,650)	(19,000)	-	(58,935)
Real estate	(5,055)	-	(359)	-	(5,414)
Other invested assets	(122,447)	-	-	-	(122,447)
Net change in other investments	(285,810)	(64,154)	-	-	(349,964)
Net change in policy loans	(18,449)	(38)	1,713	-	(16,774)

Net cash provided by (used in) investing activities	$880,281	$(72,479)	$(767,790)	$-	$40,012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,744,752	$330,909	$114,438	$-	$2,190,099
Withdrawals from contractholder deposit funds	(3,262,864)	(348,243)	(5,351)	-	(3,616,458)
Additional capital contribution to subsidiaries	(150,000)	-	-	150,000	-
Debt proceeds	60,000	-	115,000	-	175,000
Repayments of debt	(122,000)	-	-	-	(122,000)
Capital contribution from parent	725,000	150,000	-	(150,000)	725,000
Other, net	(12,666)	(4,134)	(14)	-	(16,814)

Net cash used in financing activities	(1,017,778)	128,532	224,073	-	(665,173)

Net change in cash and cash equivalents	786,842	312,057	(644,451)	-	454,448

Cash and cash equivalents, beginning of period	415,494	65,901	688,306	-	1,169,701

Cash and cash equivalents, end of period	$1,202,336	$377,958	$43,855	$-	$1,624,149

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$25,022	$20,803	$14,014	$(34,817)	$25,022
Adjustments to reconcile net income to net cash provided by operating activities:
Net amortization of premiums on investments	38,661	1,782	225	-	40,668
Amortization of DAC, VOBA and VOCRA	165,666	19,921	3,534	-	189,121
Depreciation and amortization	6,467	164	829	-	7,460
Net loss on derivatives	124,290	3,970	3,243	-	131,503
Net realized losses on available-for-sale investments	57,547	3,487	14	-	61,048
Changes in fair value of trading investments	89,159	-	(761)	-	88,398
Net realized gains on trading investments	(3,438)	-	(1,217)	-	(4,655)
Net change in unrealized and undistributed gains in private equity limited partnerships	(23,027)	-	-	-	(23,027)
Interest credited to contractholder deposits	571,309	51,390	7,124	-	629,823
Deferred federal income taxes	(114,110)	290	157,186	-	43,366
Equity in net income of subsidiaries	(33,006)	-	(1,811)	34,817	-
Changes in assets and liabilities:
DAC, VOBA and VOCRA additions	(304,466)	(56,650)	(18,825)	-	(379,941)
Accrued investment income	(2,591)	(120)	3,566	-	855
Net reinsurance receivable/payable	127,619	59	(94,517)	-	33,161
Future contract and policy benefits	3,184	39,436	23,930	-	66,550
Dividends received from subsidiaries	63,995	-	-	(63,995)	-
Other, net	(122,356)	4,931	(16,931)	-	(134,356)

Net cash provided by operating activities	669,925	89,463	79,603	(63,995)	774,996

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	3,847,569	337,825	67,386	-	4,252,780
Trading fixed maturities	608,231	-	120,402	-	728,633
Mortgage loans	314,620	40,526	-	-	355,146
Other invested assets	669,930	24	960	(3,231)	667,683
Redemption of subordinated note from affiliate	-	-	600,000	-	600,000
Purchases of:
Available-for-sale fixed maturities	(2,366,255)	(205,932)	14,346	-	(2,557,841)
Trading fixed maturities	(132,891)	-	(696,578)	-	(829,469)
Mortgage loans	(348,256)	(49,460)	(1,850)	-	(399,566)
Real estate	(3,590)	-	(15,849)	-	(19,439)
Other invested assets	(57,864)	(3,231)	-	3,231	(57,864)
Early redemption premium	-	-	25,578	-	25,578
Net change in other investing activities	(365,012)	3,231	-	-	(361,781)
Net change in policy loans	(13,546)	21	10,518	-	(3,007)

Net cash provided by investing activities	$2,152,936	$123,004	$124,913	$-	$2,400,853

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,725,614	$180,702	$18,468	$-	$1,924,784
Withdrawals from contractholder deposit funds	(4,132,822)	(388,199)	(12,384)	-	(4,533,405)
Repayments of debt	(380,000)	-	(600,000)	-	(980,000)
Debt proceeds	-	-	1,000,000	-	1,000,000
Dividends paid to parent	-	-	(63,995)	63,995	-
Early redemption payment	-	-	(25,578)	-	(25,578)
Additional capital contributed to subsidiaries	(156,620)	-	156,620	-	-
Other, net	23,271	6,700	-	-	29,971

Net cash used in financing activities	(2,920,557)	(200,797)	473,131	63,995	(2,584,228)

Net change in cash and cash equivalents	(97,696)	11,670	677,647	-	591,621

Cash and cash equivalents, beginning of period	513,190	54,231	10,659	-	578,080

Cash and cash equivalents, end of period	$415,494	$65,901	$688,306	$-	$1,169,701

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$78,292	$16,233	$6,823	$(23,056)	$78,292
Adjustments to reconcile net income to net cash provided by operating activities:
Net amortization of premiums on investments	53,995	3,956	801	-	58,752
Amortization of DAC and VOBA	380,760	18,422	-	-	399,182
Depreciation and amortization	4,008	-	600	-	4,608
Net gains on derivatives	(11,360)	-	-	(493)	(11,853)
Net realized losses on available-for-sale investments	38,328	6,081	102	-	44,511
Changes in fair value of trading investments	(15,235)	-	-	-	(15,235)
Net realized gains on trading investments	(373)	-	-	-	(373)
Net change in unrealized and undistributed gains in private equity limited partnerships	(29,120)	-	-	-	(29,120)
Interest credited to contractholder deposits	573,178	56,379	3,848	-	633,405
Deferred federal income taxes	(6,146)	10,193	133	-	4,180
Equity in net income of subsidiaries	(19,960)	-	(3,096)	23,056	-
Changes in assets and liabilities:
DAC additions	(238,986)	(23,909)	-	-	(262,895)
Accrued investment income	(32,925)	3,275	(61)	-	(29,711)
Net reinsurance receivable/payable	77,083	(20)	-	-	77,063
Future contract and policy benefits	(9,725)	3,106	-	-	(6,619)
Dividends received from subsidiaries	8,000	-	-	(8,000)	-
Other, net	39,943	(24,855)	(1,313)	493	14,268

Net cash provided by operating activities	889,757	68,861	7,837	(8,000)	958,455

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	5,041,508	757,662	73,020	-	5,872,190
Trading fixed maturities	2,172,797	-	-	-	2,172,797
Mortgage loans	218,849	29,415	-	-	248,264
Other invested assets	184,646	-	-	-	184,646
Purchases of:
Available-for-sale fixed maturities	(3,380,467)	(549,218)	(72,559)	-	(4,002,244)
Trading fixed maturities	(4,038,950)	-	-	-	(4,038,950)
Mortgage loans	(734,307)	(46,285)	-	-	(780,592)
Real estate	(20,464)	-	(155)	-	(20,619)
Other invested assets	(423,635)	(65,858)	-	-	(489,493)
Net change in other investing activities	333,669	65,845	-	-	399,514
Net change in policy loans	(9,979)	49	2,073	-	(7,857)

Net cash (used in) provided by investing activities	$(656,333)	$191,610	$2,379	$-	$(462,344)

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$3,395,794	$121,837	$-	$2,507	$3,520,138
Withdrawals from contractholder deposit funds	(3,301,631)	(382,617)	(3,596)	(2,507)	(3,690,351)
Debt proceeds	200,000	-	-	-	200,000
Dividends paid to parent	(300,000)	-	(8,000)	8,000	(300,000)
Additional capital contributed to subsidiaries	(265)	-	265	-	-
Other, net	4,528	-	-	-	4,528

Net cash used in financing activities	(1,574)	(260,780)	(11,331)	8,000	(265,685)

Net change in cash and cash equivalents	231,850	(309)	(1,115)	-	230,426

Cash and cash equivalents, beginning of period	281,340	54,540	11,774	-	347,654

Cash and cash equivalents, end of period	$513,190	$54,231	$10,659	$-	$578,080

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

17. SEGMENT INFORMATION

As described below, the Company conducts business primarily in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities.  Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets, including allocated capital, by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management Segment markets, sells and administers funding agreements, individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products.  These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies.  The Company uses derivative instruments to manage the risks inherent in the contract options.  Additionally, the Company consolidates the CARS Trust as a component of the Wealth Management Segment.

Individual Protection

The Individual Protection Segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

Group Protection

The Group Protection Segment markets, sells and administers group life, group long-term disability, group short-term disability, group dental and group stop loss insurance products to small and mid-size employers in the State of New York through the Company’s subsidiary, SLNY.

Corporate

The Corporate Segment includes the unallocated capital of the Company, its debt financing, its consolidated investments in VIEs, and items not otherwise attributable to the other segments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

17. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the various business segments:

	Year ended December 31, 2008

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ (2,207,978)	$ 113,357	$ 102,827	$ (20,340)	$ (2,012,134)
Total expenditures	645,665	301,604	111,097	23,324	1,081,690
Loss before income tax benefit	(2,853,643)	(188,247)	(8,270)	(43,664)	(3,093,824)

Net loss	(2,017,095)	(122,220)	(5,335)	(90,191)	(2,234,841)

Total assets	$ 33,357,432	$ 12,154,968	$ 164,123	$ 442,156	$ 46,118,679

	Year ended December 31, 2007

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,087,817	$ 184,315	$ 97,657	$ 90,729	$ 1,460,518
Total expenditures	1,139,538	148,122	93,950	77,744	1,459,354
(Loss) income before income tax (benefit) expense	(51,721)	36,193	3,707	12,985	1,164

Net (loss) income	(19,734)	23,665	2,409	18,682	25,022

Total assets	$ 39,855,777	$ 10,767,117	$ 121,096	$1,062,777	$ 51,806,767

	Year ended December 31, 2006

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,386,626	$ 101,447	$ 39,833	$ 100,567	$ 1,628,473
Total expenditures	1,354,554	95,815	35,356	66,068	1,551,793
Income before income tax expense	32,072	5,632	4,477	34,499	76,680

Net income	39,857	3,801	2,910	31,724	78,292

Total assets	$ 41,485,295	$ 5,784,705	$ 78,838	$1,633,710	$ 48,982,548

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

18.  REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities.  For the year ended December 31, 2008, the Company followed one permitted practice relating to the treatment of its deferred tax assets.  For the years ended December 31, 2007 and 2006, there were no permitted practices followed.  Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently.  The Company’s statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries’ combined statutory capital and surplus and net (loss) income were as follows:

	Unaudited for the Years ended December 31,
	2008	2007	2006

Statutory capital and surplus	$ 1,949,215	$ 1,790,457	$ 1,610,425
Statutory net (loss) income	$ (1,431,516)	(913,114)	123,305

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

19. DIVIDEND RESTRICTIONS

The Company’s and its insurance company subsidiaries’ ability to pay dividends is subject to certain statutory restrictions.  Delaware, New York, Rhode Island, and Vermont, states in which the Company and its insurance company subsidiaries are domiciled, have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.  The Company is permitted to pay dividends up to a maximum of $126.7 million in 2009 without prior approval from the Delaware Commissioner of Insurance.

In 2008 and 2007, the Company did not pay any dividends to the Parent.  In 2006, the Company’s board of directors approved and the Company paid a $300.0 million dividend to the Parent.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  SLNY is permitted to pay dividends up to a maximum of $20.7 million in 2009 without prior approval from the New York Commissioner of Insurance.  No dividends were paid by SLNY during 2008, 2007 or 2006.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company’s surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company’s own securities.  INDY is permitted to pay dividends up to a maximum of $2.8 million in 2009 without prior approval from the Rhode Island Commissioner of Insurance.  No dividends were paid by INDY during 2008, 2007 or 2006.

The Company’s Vermont domestic insurance company subsidiary, Sun Life Vermont, is permitted to pay dividends only to the extent that such dividends or distributions would not jeopardize its ability to fulfill its respective obligations pursuant to the reinsurance agreement with SLOC or any related transaction.  Sun Life Vermont may declare and pay dividends or distributions with respect to its common stock from its capital and surplus, subject to the following: (i) its total adjusted capital will equal or exceed 200% of its company action level risk-based capital after giving effect to the dividend or distribution and (ii) notice of each dividend or distribution is provided to the Vermont regulator within five days following the payment of the dividend or distribution.  No dividends were paid by Sun Life Vermont during 2008 and 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

20. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

The components of accumulated other comprehensive (loss) income as of December 31, were as follows:

	2008	2007	2006
Unrealized (losses) gains on available-for-sale securities	$ (111,099)	$ (317,402)	$ 38,400
Changes in reserves due to unrealized losses on available-for-sale securities	-	(26,702)	(9,346)
Unrealized (losses) gains on pension and other postretirement plan adjustments	(88,721)	14,894	(2,332)
Changes in DAC due to unrealized losses (gains) on available-for-sale securities	-	189,687	(2,719)
Changes in VOBA due to unrealized gains on available-for-sale securities	-	-	470
Tax effect and other	69,936	47,120	(10,443)

Accumulated other comprehensive (loss) income	$ (129,884)	$ (92,403)	$ 14,030

21. COMMITMENTS AND CONTINGENCIES

Regulation and Regulatory Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope, and application of new regulations.  The timing, substance, and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the years ended December 31, 2008 and 2007, the financial statements reflect benefits of $24.5 million and $12.0 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial position, results of operations or cash flows of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

21. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements.  The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to five years. As of December 31, 2008, minimum future lease payments under such leases were as follows:

2009	$ 301
2010	49
2011	-
Total	350

Total rental expense for the years ended December 31, 2008, 2007 and 2006 was $8.2 million, $9.4 million and $7.6 million, respectively.

The Company has two noncancelable sublease agreements that expire on June 30, 2009 and December 31, 2009.  As of December 31, 2008, the minimum future lease payment under the sublease agreements was $0.1 million.

22. SUBSEQUENT EVENTS

Effective January 1, 2009, the Company is required to prospectively adopt Statement of Statutory Accounting Principles (“SSAP”) No. 98, “Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43 - Loan-backed and Structured Securities.”  The Company anticipates that the effect of adopting SSAP No. 98 will decrease its statutory surplus between $150.0 million and $200.0 million.  After adoption, the Company expects its statutory surplus will continue to exceed minimum company action level requirements.

In January 2009, the Company undertook an action to reduce the Company’s cost structure and staffing levels due to the current economic environment.  The Company severed 143 employees and incurred $2.1 million in expenses in connection with this initiative.

In 2009, the Company received capital contributions totaling $623.7 million from the Parent.

After receiving regulatory approval, on February 11, 2009, the Company entered into a reinsurance agreement effective January 1, 2009 with Sun Life Reinsurance (Barbados) No. 3 Corp (“BarbCo 3”), an affiliate, to cede all of the risks associated with certain in-force corporate owned variable universal life and private placement variable universal life policies on a combination coinsurance, coinsurance with funds withheld basis and a modified coinsurance basis.  Future new business will also be ceded under this agreement.

BarbCo 3 paid an initial ceding commission to the Company of $41.5 million on February 11, 2009 and will pay a percentage of first year and single premiums as an ongoing ceding commission on a quarterly basis.  The funds withheld payable to BarbCo 3 and related reinsurance receivable at the inception of the transaction are $247.9 million and $329.2 million, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex Four, Regatta Flex II, Regatta Choice II, Sun Life Financial Master Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, and Sun Life Financial Masters VII Contracts of Sun Life of Canada (U.S.) Variable Account F and the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”):

We have audited the accompanying statements of assets and liabilities of AllianceBernstein VPS Balanced Wealth Strategy Portfolio Sub-Account, AllianceBernstein VPS International Growth Portfolio Sub-Account, AllianceBernstein VPS International Value Portfolio Sub-Account, AllianceBernstein VPS Wealth Appreciation Strategy Portfolio Sub-Account, BlackRock Global Allocation V.I. Fund Sub-Account, Columbia Small Cap Value Fund, Variable Series Sub-Account, Columbia Marsico 21st Century Fund, Variable Series Sub-Account, Columbia Marsico 21st Century Fund, Variable Series Sub-Account, Columbia Marsico Growth Fund, Variable Series Sub-Account, Columbia Marsico Growth Fund, Variable Series Sub-Account, Columbia Marsico International Opportunities Fund, Variable Series Sub-Account, Fidelity Contrafund Portfolio Sub-Account, Fidelity Balanced Portfolio Sub-Account, Fidelity Mid Cap Portfolio Sub-Account, Fidelity Freedom 2010 Portfolio Sub-Account, Fidelity Freedom 2015 Portfolio Sub-Account, Fidelity Freedom 2020 Portfolio Sub-Account, First Eagle Overseas Variable Fund Sub-Account, Franklin Templeton VIP Founding Funds Allocation Fund Sub-Account, Franklin Templeton VIP Franklin Income Securities Fund Sub-Account, Franklin Templeton VIP Franklin Small Cap Value Securities Fund Sub-Account, Franklin Templeton VIP Franklin Strategic Income Securities Fund Sub-Account, Franklin Templeton VIP Mutual Shares Securities Fund Sub-Account, Franklin Templeton VIP Templeton Developing Markets Securities Fund Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund Sub-Account, Huntington VA Dividend Capture Fund Sub-Account, Huntington VA Growth Fund Sub-Account, Huntington VA Income Equity Fund Sub-Account, Huntington VA International Equity Fund Sub-Account, Huntington VA Macro 100 Fund Sub-Account, Huntington VA Mid Corp America Fund Sub-Account, Huntington VA Mortgage Securities Fund Sub-Account, Huntington VA New Economy Fund Sub-Account, Huntington VA Real Strategies Fund Sub-Account, Huntington VA Rotating Markets Fund Sub-Account, Huntington VA Situs Small Cap Fund Sub-Account, Lazard Retirement Emerging Markets Equity Portfolio Sub-Account, Lord Abbett All Value Portfolio Sub-Account, Lord Abbett Growth & Income Portfolio Sub-Account, Lord Abbett Growth Opportunities Portfolio Sub-Account, Lord Abbett Mid Cap Value Portfolio Sub-Account, MFS Bond Portfolio S Class Sub-Account, MFS Bond Portfolio Sub-Account, MFS Capital Appreciation Portfolio S Class Sub-Account, MFS Capital Appreciation Portfolio Sub-Account, MFS Growth Portfolio S Class Sub-Account, MFS Growth Portfolio Sub-Account, MFS Emerging Markets Equity Portfolio S Class Sub-Account, MFS Emerging Markets Equity Portfolio Sub-Account, MFS Global Governments Portfolio S Class Sub-Account, MFS Global Governments Portfolio Sub-Account, MFS Global Growth Portfolio S Class Sub-Account, MFS Global Growth Portfolio Sub-Account, MFS Global Total Return Portfolio S Class Sub-Account, MFS Global Total Return Portfolio Sub-Account, MFS Government Securities Portfolio S Class Sub-Account, MFS Government Securities Portfolio Sub-Account, MFS High Yield Portfolio S Class Sub-Account, MFS High Yield Portfolio Sub-Account, MFS International Growth Portfolio S Class Sub-Account, MFS International Growth Portfolio Sub-Account, MFS International Value Portfolio S Class Sub-Account, MFS International Value Portfolio Sub-Account, MFS Massachusetts Investors Growth Stock Portfolio S Class Sub-Account, MFS Massachusetts Investors Growth Stock Portfolio Sub-Account, MFS Blended Research Core Equity Portfolio S Class Sub-Account, MFS Blended Research Core Equity Portfolio Sub-Account, MFS Mid Cap Growth Portfolio S Class Sub-Account, MFS Mid Cap Growth Portfolio Sub-Account, MFS Mid Cap Value Portfolio S Class Sub-Account, MFS Money Market Portfolio S Class Sub-Account, MFS Money Market Portfolio Sub-Account, MFS New Discovery Portfolio S Class Sub-Account, MFS New Discovery Portfolio Sub-Account, MFS Global Research Portfolio S Class Sub-Account, MFS Global Research Portfolio Sub-Account, MFS Core Equity Portfolio S Class Sub-Account, MFS Core Equity Portfolio Sub-Account, MFS Research International Portfolio S Class Sub-Account, MFS Research International Portfolio Sub-Account, MFS Strategic Income Portfolio S Class Sub-Account, MFS Strategic Income Portfolio Sub-Account, MFS Strategic Value Portfolio S Class Sub-Account, MFS Technology Portfolio S Class Sub-Account, MFS Technology Portfolio Sub-Account, MFS Total Return Portfolio S Class Sub-Account, MFS Total Return Portfolio Sub-Account, MFS Utilities Portfolio S Class Sub-Account, MFS Utilities Portfolio Sub-Account, MFS Value Portfolio S Class Sub-Account, MFS Value Portfolio Sub-Account, Oppenheimer Balanced Fund/VA Sub-Account, Oppenheimer Capital Appreciation Fund Sub-Account, Oppenheimer Global Securities Fund Sub-Account, Oppenheimer Main Street Fund Sub-Account, Oppenheimer Main Street Small Cap Fund Sub-Account, PIMCO Emerging Markets Bond Portfolio Sub-Account, PIMCO Low Duration Portfolio Sub-Account, PIMCO Real Return Portfolio Sub-Account, PIMCO Total Return Portfolio Sub-Account, PIMCO VIT All Asset Portfolio Sub-Account, PIMCO VIT Commodity Real Return Strategy Portfolio Sub-Account, SC AIM Small Cap Growth Fund Sub-Account, SC Oppenheimer Large Cap Core Fund Sub-Account, SC AllianceBernstein International Value Fund Sub-Account, SC BlackRock Inflation Protected Bond Fund Sub-Account, SC Davis Venture Value Fund Sub-Account, SC Dreman Small Cap Value Fund Sub-Account, SC WMC Large Cap Growth Fund Sub-Account, SC Goldman Sachs Mid Cap Value Fund I Class Sub-Account, SC Goldman Sachs Mid Cap Value Fund S Class Sub-Account, SC Goldman Sachs Short Duration Fund I Class Sub-Account, SC Goldman Sachs Short Duration Fund S Class Sub-Account, SC Ibbotson Balanced Fund Sub-Account, SC Ibbotson Growth Fund Sub-Account, SC Ibbotson Moderate Fund Sub-Account, Sun Capital Investment Grade Bond Fund Sub-Account, SC Lord Abbett Growth & Income Fund I Class Sub-Account, SC Lord Abbett Growth & Income Fund S Class Sub-Account, SC Oppenheimer Main Street Small Cap S Class Sub-Account, SC PIMCO High Yield Fund S Class Sub-Account, SC PIMCO Total Return Fund Sub-Account, Sun Capital Global Real Estate Fund S Class Sub-Account, Sun Capital Global Real Estate Fund I Class Sub-Account, Sun Capital Money Market S Class Sub-Account, SC WMC Blue Chip Mid-Cap Fund Sub-Account, UIF Equity and Income Portfolio Sub-Account, UIF Mid Cap Growth Portfolio Sub-Account, UIF US Mid Cap Value Portfolio Sub-Account, Van Kampen Life Investment Trust Comstock Portfolio Sub-Account, Wanger Select Sub-Account, and Wanger USA Sub-Account of Sun Life of Canada (U.S.) Variable Account F (collectively the "Sub-Accounts"), as of December 31, 2008, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended.  These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the asset managers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2008, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 24, 2009

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

Assets	Shares	Cost	Value
Investments at fair value:
AllianceBernstein Variable Products Series Fund Inc.
AllianceBernstein Balanced Wealth Strategy Portfolio Sub-Account (AVB)	1,326,133	$ 13,138,708	$ 11,378,225
AllianceBernstein International Growth Portfolio Sub-Account (AN4)	118,145	1,963,531	1,466,176
AllianceBernstein International Value Portfolio Sub-Account (IVB)	6,211,641	103,908,609	67,893,236
AllianceBernstein Wealth Appreciation Strategy Portfolio Sub-Account (AVW)	247,344	1,961,463	1,543,426
BlackRock Advisors, LLC
BlackRock Global Allocation V.I. Fund Sub-Account (9XX)	1,491,387	16,453,561	16,852,673
Columbia Funds Variable Insurance Trust
Columbia Small Cap Value Fund, Variable Series Sub-Account (CSC)	716	12,744	8,097
Columbia Funds Variable Insurance Trust I
Columbia Marsico 21st Century Fund, Variable Series Sub-Account (NMT)	9,401	116,802	76,146
Columbia Marsico 21st Century Fund, Variable Series Sub-Account (MCC)	13,953,450	171,051,974	112,464,805
Columbia Marsico Growth Fund, Variable Series Sub-Account (CMG)	838,345	16,020,341	11,258,978
Columbia Marsico Growth Fund, Variable Series Sub-Account (NNG)	13,113	233,743	176,374
Columbia Marsico International Opportunities Fund, Variable Series Sub-Account (NMI)	828,738	15,672,224	8,660,311
Fidelity Variable Insurance Products Fund II
Contrafund Portfolio (FL1)	3,233,489	62,735,509	48,955,023
Fidelity Variable Insurance Products III
Balanced Portfolio Sub-Account (FVB)	1,719,163	23,260,194	16,761,837
Mid Cap Portfolio Sub-Account (FVM)	6,152,923	186,728,811	111,490,972
Fidelity Variable Insurance Products V
Freedom 2010 Portfolio Sub-Account (F10)	1,242,911	13,099,519	10,204,299
Freedom 2015 Portfolio Sub-Account (F15)	2,110,405	23,796,405	17,220,907
Freedom 2020 Portfolio Sub-Account (F20)	3,629,228	42,045,762	27,908,761
First Eagle Variable Fund
First Eagle Overseas Variable Fund Sub-Account (SGI)	7,105,379	190,106,854	147,791,874
Franklin Templeton Variable Insurance Products Trust
Founding Funds Allocation Fund Sub-Account (S17)	6,230,011	45,325,468	34,950,364
Franklin Income Securities Fund Sub-Account (ISC)	4,262,142	67,761,231	48,332,687
Franklin Small Cap Value Securities Fund Sub-Account (FVS)	2,137,943	36,148,711	22,555,294
Franklin Strategic Income Securities Fund Sub-Account (SIC)	864,433	10,252,358	8,998,750
Mutual Shares Securities Fund Sub-Account (FMS)	9,889,629	174,997,364	116,499,829
Templeton Developing Markets Securities Fund Sub-Account (TDM)	8,354,321	103,426,088	50,460,099
Templeton Growth Securities Fund Sub-Account (FTG)	3,111,943	44,791,370	25,517,931
Templeton Foreign Securities Fund Sub-Account (FTI)	26,086,252	429,388,469	280,688,071
Huntington VA Funds
Huntington VA Dividend Capture Fund Sub-Account (HVD)	116,011	1,094,095	822,517
Huntington VA Growth Fund Sub-Account (HVG)	44,197	365,032	271,371
Huntington VA Income Equity Fund Sub-Account (HVI)	67,118	566,786	440,962
Huntington VA International Equity Fund Sub-Account (HVE)	91,835	1,265,097	923,861
Huntington VA Macro 100 Fund Sub-Account (HVM)	1,536	13,284	10,047
Huntington VA Mid Corp America Fund Sub-Account (HVC)	36,717	538,318	395,811
Huntington VA Mortgage Securities Fund Sub-Acccount (HVS)	10,294	115,907	109,325
Huntington VA New Economy Fund Sub-Account (HVN)	21,892	256,771	177,544
Huntington VA Real Strategies Fund Sub-Account (HRS)	28,963	240,866	164,218
Huntington VA Rotating Markets Fund Sub-Account (HVR)	17,081	183,222	134,085
Huntington VA Situs Small Cap Fund Sub-Account (HSS)	72,749	822,597	635,831

Continued on next page

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008
	Shares	Cost	Value
Investments at fair value (continued):
Lazard
Lazard Retirement Emerging Markets Equity Portfolio Sub-Account (LRE)	1,205,815	$ 22,393,571	$ 13,975,390
Lord Abbett Series Fund, Inc.
All Value Portfolio Sub-Account (LAV)	2,253,947	35,833,147	26,664,191
Growth & Income Portfolio Sub-Account (LA1)	20,713,790	569,373,065	357,727,148
Growth Opportunities Portfolio Sub-Account (LA9)	4,166,775	59,223,885	41,167,735
Mid Cap Value Portfolio Sub-Account (LA2)	5,453,788	105,957,639	57,319,316
MFS Variable Insurance Trust II
Bond Portfolio S Class Sub-Account (MF7)	5,657,349	60,505,691	51,142,431
Bond Portfolio Sub-Account (BDS)	7,603,398	82,936,397	69,266,956
Capital Appreciation Portfolio S Class Sub-Account (MFD)	1,021,075	18,032,875	14,427,789
Capital Appreciation Portfolio Sub-Account (CAS)	13,891,872	258,598,147	198,098,097
Growth Portfolio S Class Sub-Account (MFF)	815,034	12,898,037	11,206,726
Growth Portfolio Sub-Account (EGS)	8,558,316	140,694,972	119,730,839
Emerging Markets Equity Portfolio S Class Sub-Account (EM1)	946,953	18,149,331	8,295,305
Emerging Markets Equity Portfolio Sub-Account (EME)	3,382,302	70,918,391	30,034,844
Global Governments Portfolio S Class Sub-Account (GG1)	551,170	6,054,412	6,321,924
Global Governments Portfolio Sub-Account (GGS)	2,896,879	32,278,992	33,574,826
Global Growth Portfolio S Class Sub-Account (GG2)	436,383	5,509,477	4,603,842
Global Growth Portfolio Sub-Account (GGR)	5,586,615	65,439,372	59,329,848
Global Total Return Portfolio S Class Sub-Account (GT2)	966,009	15,882,680	12,355,250
Global Total Return Portfolio Sub-Account (GTR)	7,003,081	113,377,967	90,269,712
Government Securities Portfolio S Class Sub-Account (MFK)	17,985,410	224,940,582	236,508,145
Government Securities Portfolio Sub-Account (GSS)	16,148,831	205,391,394	213,649,037
High Yield Portfolio S Class Sub-Account (MFC)	21,675,180	132,572,329	91,252,510
High Yield Portfolio Sub-Account (HYS)	18,638,720	119,461,619	79,028,171
International Growth Portfolio S Class Sub-Account (IG1)	1,862,229	27,195,405	16,462,100
International Growth Portfolio Sub-Account (IGS)	6,641,037	99,517,900	59,105,233
International Value Portfolio S Class Sub-Account (MI1)	14,058,078	253,086,223	167,431,706
International Value Portfolio Sub-Account (MII)	4,669,839	84,058,988	56,178,166
Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (M1B)	7,345,490	73,107,761	53,181,350
Massachusetts Investors Growth Stock Portfolio Sub-Account (MIS)	18,488,825	180,805,265	134,968,427
Blended Research Core Equity Portfolio S Class Sub-Account (MFL)	7,826,090	233,652,782	177,026,161
Blended Research Core Equity Portfolio Sub-Account (MIT)	13,748,309	396,805,359	313,461,450
Mid Cap Growth Portfolio S Class Sub-Account (MC1)	4,354,019	22,082,745	14,019,943
Mid Cap Growth Portfolio Sub-Account (MCS)	4,831,831	27,704,686	15,800,086
Mid Cap Value Portfolio S Class Sub-Account (MCV)	1,972,749	19,738,441	11,047,396
Money Market Portfolio S Class Sub-Account (MM1)	228,575,935	228,575,935	228,575,935
Money Market Portfolio Sub-Account (MMS)	199,320,570	199,320,570	199,320,570
New Discovery Portfolio S Class Sub-Account (M1A)	9,527,784	128,788,808	77,937,272
New Discovery Portfolio Sub-Account (NWD)	5,456,110	71,813,854	45,667,641
Global Research Portfolio S Class Sub-Account (RE1)	1,337,592	21,617,192	17,669,586
Global Research Portfolio Sub-Account (RES)	9,751,553	158,651,264	129,695,660
Core Equity Portfolio S Class Sub-Account (RG1)	2,280,084	34,185,783	21,341,583
Core Equity Portfolio Sub-Account (RGS)	10,168,888	166,265,050	95,892,613

Continued on next page

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

	Shares	Cost	Value
Investments at fair value (continued):
MFS Variable Insurance Trust II (continued)
Research International Portfolio S Class Sub-Account (RI1)	10,916,343	$ 186,862,938	$ 107,198,487
Research International Portfolio Sub-Account (RIS)	4,055,812	70,836,310	40,314,773
Strategic Income Portfolio S Class Sub-Account (SI1)	1,309,733	13,445,286	10,870,783
Strategic Income Portfolio Sub-Account (SIS)	3,589,148	36,703,457	29,969,383
Strategic Value Portfolio S Class Sub-Account (SVS)	575,386	5,158,652	2,554,715
Technology Portfolio S Class Sub-Account (TE1)	315,033	1,546,718	989,205
Technology Portfolio Sub-Account (TEC)	2,510,249	12,954,914	8,057,898
Total Return Portfolio S Class Sub-Account (MFJ)	44,169,810	817,371,234	605,126,404
Total Return Portfolio Sub-Account (TRS)	38,928,964	696,402,784	538,387,570
Utilities Portfolio S Class Sub-Account (MFE)	4,728,302	110,313,488	72,957,695
Utilities Portfolio Sub-Account (UTS)	9,973,288	177,164,391	155,483,563
Value Portfolio S Class Sub-Account (MV1)	15,009,056	222,028,189	159,246,084
Value Portfolio Sub-Account (MVS)	11,653,394	179,487,859	124,691,316
Oppenheimer Variable Account Funds
Balanced Fund/VA Sub-Account (OBV)	426,501	5,061,375	3,574,079
Capital Appreciation Fund Sub-Account (OCA)	827,861	31,255,904	21,044,236
Global Securities Fund Sub-Account (OGG)	1,186,409	38,535,503	23,751,907
Main Street Fund Sub-Account (OMG)	32,313,677	711,078,267	465,963,229
Main Street Small Cap Fund Sub-Account (OMS)	858,943	14,628,716	9,053,263
PIMCO Variable Insurance Trust
Emerging Markets Bond Portfolio Sub-Account (PMB)	941,413	12,439,686	9,715,387
Low Duration Portfolio Sub-Account (PLD)	61,887,801	625,309,411	599,073,911
Real Return Porfolio Sub-Account (PRR)	9,997,213	124,472,615	112,568,613
Total Return Portfolio Sub-Account (PTR)	32,701,539	338,615,268	337,152,868
VIT All Asset Portfolio Sub-Account (PRA)	413,035	4,762,864	3,799,922
VIT Commodity Real Return Strategy Portfolio Sub-Account (PCR)	5,451,895	63,378,427	38,163,263
Sun Capital Advisers Trust
SC AIM Small Cap Growth Fund Sub-Account (1XX)	55,696	395,553	417,717
SC Oppenheimer Large Cap Core Fund Sub-Account (SSA)	683,535	7,434,149	4,695,884
SC AllianceBernstein International Value Fund Sub-Account (3XX)	8,778	68,301	69,521
SC BlackRock Inflation Protected Bond Fund Sub-Account (5XX)	270,891	2,600,372	2,673,696
SC Davis Venture Value Fund Sub-Account (SVV)	9,424,008	105,825,226	78,407,742
SC Dreman Small Cap Value Fund Sub-Account (2XX)	26,276	202,095	209,422
SC WMC Large Cap Growth Fund Sub-Account (LGF)	291,794	2,743,856	1,727,419
SC Goldman Sachs Mid Cap Value Fund I Class Sub-Account (SGC)	218,906	1,683,599	1,517,022
SC Goldman Sachs Mid Cap Value Fund S Class Sub-Account (S13)	468,740	3,867,592	3,248,365
SC Goldman Sachs Short Duration Fund I Class Sub-Account (SDC)	3,623,131	35,982,995	36,702,316
SC Goldman Sachs Short Duration Fund S Class Sub-Account (S15)	5,749,159	56,969,300	58,238,982
SC Ibbotson Balanced Fund Sub-Account (7XX)	4,171,102	36,447,250	37,790,183
SC Ibbotson Growth Fund Sub-Account (8XX)	3,563,941	30,025,136	31,612,159
SC Ibbotson Moderate Fund Sub-Account (6XX)	3,590,662	31,967,635	32,962,278

Continued on next page

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

	Shares	Cost	Value
Investments at fair value (continued):
Sun Capital Advisers Trust (continued)
Sun Capital Investment Grade Bond Fund Sub-Account (IGB)	2,495,103	$ 23,358,927	$ 19,711,311
SC Lord Abbett Growth & Income Fund I Class Sub-Account (SLC)	42,052	366,129	297,731
SC Lord Abbett Growth & Income Fund S Class Sub-Account (S12)	262,801	2,193,665	1,860,629
SC Oppenheimer Main Street Small Cap S Class Sub-Account (VSC)	14,158,439	169,585,634	108,453,645
SC PIMCO High Yield Fund S Class Sub-Account (S14)	1,291,788	11,212,478	10,424,727
SC PIMCO Total Return Fund Sub-Account (4XX)	1,544,289	15,852,428	16,292,247
Sun Capital Global Real Estate Fund S Class Sub-Account (SRE)	12,074,631	220,760,560	117,969,145
Sun Capital Global Real Estate Fund I Class Sub-Account (SC3)	709,528	11,922,844	6,378,652
Sun Capital Money Market S Class Sub-Account (CMM)	52,723,182	52,723,182	52,723,182
SC WMC Blue Chip Mid-Cap Fund Sub-Account (S16)	3,215,499	44,670,902	29,871,985
Universal Institutional Funds Inc.
Equity and Income Portfolio Sub-Account (VKU)	403,822	4,851,093	4,349,163
Mid Cap Growth Portfolio Sub-Account (VKM)	108,515	840,618	626,133
US Mid Cap Value Portfolio Sub-Account (VKC)	55,320	540,725	422,645
Van Kampen Life Insurance Trust
Van Kampen Life Investment Trust Comstock II Class Portfolio Sub-Account (VLC)	1,347,813	16,111,888	11,079,024
Wanger Advisors Trust
Wanger Select Sub-Account (WTF)	72,201	1,593,582	1,001,434
Wanger USA Sub-Account (USC)	2,065	67,685	39,860

Total investments		11,995,937,426	9,016,416,400

Total assets		$ 11,995,937,426	$ 9,016,416,400

Liabilities
Payable to sponsor			$ 4,772,407

Total liabilities			$ 4,772,407

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

	Applicable to Owners of		Reserve for
	Deferred Variable Annuity Contracts		Variable
	Units	Value	Annuities	Total
Net Assets
Alliance Variable Products Series Fund, Inc.
AVB	1,484,739	$11,378,225	$-	$11,378,225
AN4	258,506	1,466,176	-	1,466,176
IVB	12,644,113	67,893,236	-	67,893,236
AVW	234,830	1,543,426	-	1,543,426
BlackRock Advisors, LLC
9XX	1,673,259	16,852,673	-	16,852,673
Columbia Funds Variable Insurance Trust
CSC	956	8,097	-	8,097
Columbia Funds Variable Insurance Trust I
NMT	8,756	76,146	-	76,146
MCC	16,749,454	112,449,513	14,768	112,464,281
CMG	1,610,257	11,258,978	-	11,258,978
NNG	22,574	176,374	-	176,374
NMI	1,018,267	8,660,311	-	8,660,311
Fidelity Variable Insurance Products Funds II
FL1	7,352,882	48,955,023	-	48,955,023
Fidelity Variable Insurance Products Funds III
FVB	2,412,176	16,761,837	-	16,761,837
FVM	16,082,303	111,488,603	2,271	111,490,874
Fidelity Variable Insurance Products Funds V
F10	1,173,750	10,204,299	-	10,204,299
F15	1,989,150	17,220,907	-	17,220,907
F20	3,412,422	27,908,761	-	27,908,761
First Eagle Variable Fund
SGI	17,385,339	147,777,551	13,803	147,791,354
Franklin Templeton Variable Insurance Products Trust
S17	4,966,898	34,950,364	-	34,950,364
ISC	6,865,436	48,332,687	-	48,332,687
FVS	1,779,602	22,547,751	6,606	22,554,357
SIC	997,893	8,998,750	-	8,998,750
FMS	10,659,488	116,489,301	9,528	116,498,829
TDM	6,078,724	50,460,099	-	50,460,099
FTG	2,275,331	25,517,931	-	25,517,931
FTI	22,475,438	280,598,325	84,407	280,682,732
Huntington VA Funds
HVD	116,273	822,517	-	822,517
HVG	43,321	271,371	-	271,371
HVI	71,105	440,962	-	440,962
HVE	153,543	923,861	-	923,861
HVM	1,521	10,047	-	10,047
HVC	64,289	395,811	-	395,811
HVS	10,776	109,325	-	109,325
HVN	36,987	177,544	-	177,544
HRS	34,039	164,218	-	164,218
HVR	22,935	134,085	-	134,085
HSS	107,313	635,831	-	635,831
Lazard
LRE	2,539,966	13,975,390	-	13,975,390

Continued on next page

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

	Applicable to Owners of		Reserve for
	Deferred Variable Annuity Contracts		Variable
	Units	Value	Annuities	Total
Net Assets (continued)
Lord Abbett Series Fund, Inc.
LAV	2,597,685	$ 26,664,191	$ -	$ 26,664,191
LA1	32,204,879	357,620,358	100,193	357,720,551
LA9	4,668,640	41,155,708	11,445	41,167,153
LA2	5,303,970	57,299,830	17,900	57,317,730
MFS Variable Insurance Trust II
MF7	4,635,465	51,137,258	4,257	51,141,515
BDS	5,203,097	69,005,673	196,730	69,202,403
MFD	2,225,709	14,423,442	3,015	14,426,457
CAS	20,862,870	195,787,571	1,654,537	197,442,108
MFF	1,316,168	11,206,403	-	11,206,403
EGS	14,615,786	119,130,146	467,473	119,597,619
EM1	710,442	8,295,305	-	8,295,305
EME	1,900,227	29,759,672	196,203	29,955,875
GG1	410,545	6,314,986	5,709	6,320,695
GGS	1,783,352	33,336,269	197,888	33,534,157
GG2	440,668	4,596,661	6,289	4,602,950
GGR	4,323,307	58,881,078	362,853	59,243,931
GT2	873,958	12,345,933	8,272	12,354,205
GTR	4,598,290	89,317,092	650,295	89,967,387
MFK	19,623,926	236,255,404	236,852	236,492,256
GSS	12,130,442	212,391,979	1,094,304	213,486,283
MFC	9,170,448	91,195,459	52,811	91,248,270
HYS	6,745,555	78,413,103	361,935	78,775,038
IG1	1,645,540	16,461,538	-	16,461,538
IGS	5,162,799	58,877,731	172,452	59,050,183
MI1	22,385,237	167,431,706	-	167,431,706
MII	3,503,901	55,838,945	277,999	56,116,944
M1B	6,598,033	53,172,505	8,218	53,180,723
MIS	22,457,175	134,582,023	355,081	134,937,104
MFL	17,800,165	176,969,039	53,374	177,022,413
MIT	28,659,325	311,522,882	1,455,303	312,978,185
MC1	2,534,232	14,016,979	2,236	14,019,215
MCS	5,304,731	15,771,450	23,339	15,794,789
MCV	1,163,909	11,019,642	26,850	11,046,492
MM1	22,125,007	228,470,229	100,265	228,570,494
MMS	15,465,643	197,354,678	1,447,940	198,802,618
M1A	8,571,360	77,904,337	29,613	77,933,950
NWD	6,367,778	45,523,680	121,785	45,645,465
RE1	1,840,427	17,663,272	5,504	17,668,776
RES	11,057,121	128,755,245	696,299	129,451,544
RG1	2,883,536	21,324,922	13,811	21,338,733
RGS	11,214,418	95,561,883	250,937	95,812,820
RI1	7,836,028	107,173,627	23,666	107,197,293
RIS	3,693,283	40,203,037	118,082	40,321,119
SI1	956,921	10,859,038	10,207	10,869,245

Continued on next page

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

	Applicable to Owners of		Reserve for
	Deferred Variable Annuity Contracts		Variable
	Units	Value	Annuities	Total
Net Assets (continued)
MFS Variable Insurance Trust II (continued)
SIS	2,463,406	$ 29,835,717	$ 122,636	$ 29,958,353
SVS	322,503	2,554,715	-	2,554,715
TE1	183,490	989,205	-	989,205
TEC	3,206,181	8,047,800	8,074	8,055,874
MFJ	53,879,494	604,957,715	143,579	605,101,294
TRS	29,892,193	533,847,405	3,486,683	537,334,088
MFE	3,731,129	72,940,138	15,078	72,955,216
UTS	8,400,706	154,669,321	561,640	155,230,961
MV1	13,424,854	159,226,381	17,129	159,243,510
MVS	9,654,222	123,948,507	682,073	124,630,580
Oppenheimer Variable Account Funds
OBV	626,984	3,574,079	-	3,574,079
OCA	2,290,263	21,037,810	5,660	21,043,470
OGG	2,451,893	23,751,907	-	23,751,907
OMG	48,485,735	465,864,769	93,311	465,958,080
OMS	760,213	9,053,263	-	9,053,263
PIMCO Variable Insurance Trust
PMB	593,875	9,715,387	-	9,715,387
PLD	57,102,477	598,916,839	144,714	599,061,553
PRR	9,486,271	112,568,613	-	112,568,613
PTR	26,948,277	337,044,177	103,124	337,147,301
PRA	411,581	3,799,922	-	3,799,922
PCR	5,813,511	38,163,263	-	38,163,263
Sun Capital Advisers Trust
1XX	46,329	417,717	-	417,717
SSA	645,382	4,695,884	-	4,695,884
3XX	7,549	69,521	-	69,521
5XX	260,820	2,673,696	-	2,673,696
SVV	12,154,042	78,387,961	19,115	78,407,076
2XX	22,414	209,422	-	209,422
LGF	304,806	1,727,419	-	1,727,419
SGC	215,255	1,517,022	-	1,517,022
S13	461,987	3,248,365	-	3,248,365
SDC	3,609,661	36,702,316	-	36,702,316
S15	5,738,613	58,238,982	-	58,238,982
7XX	3,745,513	37,790,183	-	37,790,183
8XX	3,096,720	31,612,159	-	31,612,159
6XX	3,332,280	32,962,278	-	32,962,278
IGB	2,115,205	19,711,311	-	19,711,311
SLC	41,059	297,731	-	297,731
S12	257,078	1,860,629	-	1,860,629
VSC	18,181,464	108,447,300	6,139	108,453,439
S14	1,225,378	10,424,727	-	10,424,727
4XX	1,540,689	16,292,247	-	16,292,247

Continued on next page

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

	Applicable to Owners of		Reserve for
	Deferred Variable Annuity Contracts		Variable
	Units	Value	Annuities	Total
Net Assets (continued)
Sun Capital Advisers Trust (continued)
SRE	14,063,340	117,953,410	14,994	117,968,404
SC3	536,020	6,374,452	3,700	6,378,152
CMM	4,996,815	52,624,569	98,346	52,722,915
S16	3,999,122	29,871,985	-	29,871,985
Universal Institutional Funds Inc.
VKU	521,533	4,349,163	-	4,349,163
VKM	99,801	626,133	-	626,133
VKC	64,684	422,645	-	422,645
Van Kampen Life Insurance Trust
VLC	1,778,846	11,079,024	-	11,079,024
Wanger Advisors Trust
WTF	137,209	1,001,434	-	1,001,434
USC	5,569	39,860	-	39,860
Total net assets		$8,995,164,693	$16,479,300	$9,011,643,993

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

	AVB	AN4	IVB
	Sub-Account[1]	Sub-Account[1]	Sub-Account[1]
Income:
Dividend income	$118,508	$-	$102,328

Expenses:
Mortality and expense risk charges	(61,062)	(11,082)	(495,050)
Distribution and administrative expense charges	(7,327)	(1,330)	(59,406)
Net investment income (loss)	$50,119	$(12,412)	$(452,128)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(85,237)	$(275,642)	$(1,104,253)
Realized gain distributions	37,411	2,812	732,087
Net realized losses	$(47,826)	$(272,830)	$(372,166)

Net change in unrealized appreciation/depreciation	$(1,760,483)	$(497,355)	$(36,015,373)

Net realized and change in unrealized losses	$(1,808,309)	$(770,185)	$(36,387,539)

Decrease in net assets from operations	$(1,758,190)	$(782,597)	$(36,839,667)

	AVW	9XX	CSC
	Sub-Account[1]	Sub-Account[2]	Sub-Account
Income:
Dividend income	$911	$440,261	$75

Expenses:
Mortality and expense risk charges	(8,424)	(24,145)	(216)
Distribution and administrative expense charges	(1,011)	(2,897)	(26)
Net investment (loss) income	$(8,524)	$413,219	$(167)

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of fund shares	$(13,754)	$3,168	$(2,569)
Realized gain distributions	13,644	82,627	2,017
Net realized (losses) gains	$(110)	$85,795	$(552)

Net change in unrealized appreciation/depreciation	$(418,037)	$399,112	$(3,606)

Net realized and change in unrealized (losses) gains	$(418,147)	$484,907	$(4,158)

(Decrease) increase in net assets from operations	$(426,671)	$898,126	$(4,325)

1  For the period March 10, 2008 (commencement of operations) through December 31, 2008.
2 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	NMT	MCC	CMG
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$4,453

Expenses:
Mortality and expense risk charges	(1,444)	(1,572,772)	(172,083)
Distribution and administrative expense charges	(173)	(188,733)	(20,650)
Net investment loss	$(1,617)	$(1,761,505)	$(188,280)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(1,457)	$(2,571,975)	$(228,054)
Realized gain distributions	2,170	2,268,034	-
Net realized gains (losses)	$713	$(303,941)	$(228,054)

Net change in unrealized appreciation/depreciation	$(58,722)	$(60,909,616)	$(5,089,937)

Net realized and change in unrealized losses	$(58,009)	$(61,213,557)	$(5,317,991)

Decrease in net assets from operations	$(59,626)	$(62,975,062)	$(5,506,271)

	NNG	NMI	FL1
	Sub-Account	Sub-Account	Sub-Account[1]
Income:
Dividend income	$517	$132,261	$507,942

Expenses:
Mortality and expense risk charges	(2,998)	(149,252)	(287,131)
Distribution and administrative expense charges	(360)	(17,910)	(34,456)
Net investment (loss) gain	$(2,841)	$(34,901)	$186,355

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$137	$(1,205,028)	$(645,104)
Realized gain distributions	-	2,018,932	-
Net realized gains (losses)	$137	$813,904	$(645,104)

Net change in unrealized appreciation/depreciation	$(96,218)	$(7,253,241)	$(13,780,486)

Net realized and change in unrealized losses	$(96,081)	$(6,439,337)	$(14,425,590)

Decrease in net assets from operations	$(98,922)	$(6,474,238)	$(14,239,235)

1 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	FVB	FVM	F10
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$324,010	$342,612	$334,321

Expenses:
Mortality and expense risk charges	(227,054)	(2,082,750)	(140,099)
Distribution and administrative expense charges	(27,247)	(249,930)	(16,812)
Net investment income (loss)	$69,709	$(1,990,068)	$177,410

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(715,628)	$(6,320,595)	$(647,670)
Realized gain distributions	423,080	21,441,024	449,901
Net realized (losses) gains	$(292,548)	$15,120,429	$(197,769)

Net change in unrealized appreciation/depreciation	$(6,354,096)	$(78,276,179)	$(2,900,275)

Net realized and change in unrealized losses	$(6,646,644)	$(63,155,750)	$(3,098,044)

Decrease in net assets from operations	$(6,576,935)	$(65,145,818)	$(2,920,634)

	F15	F20	SGI
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$550,087	$861,614	$2,120,529

Expenses:
Mortality and expense risk charges	(291,185)	(536,168)	(1,814,472)
Distribution and administrative expense charges	(34,942)	(64,340)	(217,737)
Net investment income	$223,960	$261,106	$88,320

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(230,769)	$(1,411,229)	$(4,862,578)
Realized gain distributions	913,235	1,857,311	17,158,659
Net realized gains	$682,466	$446,082	$12,296,081

Net change in unrealized appreciation/depreciation	$(6,906,535)	$(14,923,804)	$(41,793,224)

Net realized and change in unrealized losses	$(6,224,069)	$(14,477,722)	$(29,497,143)

Decrease in net assets from operations	$(6,000,109)	$(14,216,616)	$(29,408,823)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	S17	ISC	FVS
	Sub-Account[1]	Sub-Account	Sub-Account
Income:
Dividend income	$918,610	$2,639,361	$353,335

Expenses:
Mortality and expense risk charges	(224,744)	(734,883)	(483,539)
Distribution and administrative expense charges	(26,969)	(88,186)	(58,025)
Net investment income (loss)	$666,897	$1,816,292	$(188,229)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(342,024)	$(2,169,730)	$(2,314,756)
Realized gain distributions	911,146	1,105,161	2,447,136
Net realized gains (losses)	$569,122	$(1,064,569)	$132,380

Net change in unrealized appreciation/depreciation	$(10,375,104)	$(18,667,396)	$(11,450,701)

Net realized and change in unrealized losses	$(9,805,982)	$(19,731,965)	$(11,318,321)

Decrease in net assets from operations	$(9,139,085)	$(17,915,673)	$(11,506,550)

	SIC	FMS	TDM
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$544,873	$3,924,116	$1,885,424

Expenses:
Mortality and expense risk charges	(122,616)	(1,737,732)	(1,075,295)
Distribution and administrative expense charges	(14,714)	(208,528)	(129,035)
Net investment income	$407,543	$1,977,856	$681,094

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(298,842)	$(1,400,332)	$(6,593,022)
Realized gain distributions	19,251	5,581,406	14,132,579
Net realized (losses) gains	$(279,591)	$4,181,074	$7,539,557

Net change in unrealized appreciation/depreciation	$(1,292,953)	$(60,794,808)	$(58,443,997)

Net realized and change in unrealized losses	$(1,572,544)	$(56,613,734)	$(50,904,440)

Decrease in net assets from operations	$(1,165,001)	$(54,635,878)	$(50,223,346)

[1]	For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	FTG	FTI	HVD
	Sub-Account	Sub-Account	Sub-Account[3]
Income:
Dividend income	$617,557	$9,145,366	$78,216

Expenses:
Mortality and expense risk charges	(537,342)	(6,138,774)	(5,639)
Distribution and administrative expense charges	(64,481)	(736,653)	(677)
Net investment income	$15,734	$2,269,939	$71,900

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(1,629,735)	$6,883,722	$(8,755)
Realized gain distributions	2,433,555	37,429,546	15,888
Net realized gains	$803,820	$44,313,268	$7,133

Net change in unrealized appreciation/depreciation	$(19,556,167)	$(245,132,086)	$(271,578)

Net realized and change in unrealized losses	$(18,752,347)	$(200,818,818)	$(264,445)

Decrease in net assets from operations	$(18,736,613)	$(198,548,879)	$(192,545)

	HVG	HVI	HVE
	Sub-Account[3]	Sub-Account[3]	Sub-Account[3]
Income:
Dividend income	$2,539	$22,913	$26,764

Expenses:
Mortality and expense risk charges	(1,980)	(2,932)	(6,497)
Distribution and administrative expense charges	(238)	(352)	(780)
Net investment income	$321	$19,629	$19,487

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(3,392)	$(6,721)	$(22,960)
Realized gain distributions	10,346	9,534	7,516
Net realized gains (losses)	$6,954	$2,813	$(15,444)

Net change in unrealized appreciation/depreciation	$(93,661)	$(125,824)	$(341,236)

Net realized and change in unrealized losses	$(86,707)	$(123,011)	$(356,680)

Decrease in net assets from operations	$(86,386)	$(103,382)	$(337,193)

[3]	Commencement of operations was December 17, 2007; first activity in 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	HVM	HVC	HVS
	Sub-Account[3]	Sub-Account[3]	Sub-Account[3]
Income:
Dividend income	$238	$3,695	$8,244

Expenses:
Mortality and expense risk charges	(128)	(2,573)	(1,148)
Distribution and administrative expense charges	(15)	(309)	(138)
Net investment income	$95	$813	$6,958

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(34)	$(2,728)	$(712)
Realized gain distributions	-	5,886	151
Net realized (losses) gains	$(34)	$3,158	$(561)

Net change in unrealized appreciation/depreciation	$(3,237)	$(142,507)	$(6,582)

Net realized and change in unrealized losses	$(3,271)	$(139,349)	$(7,143)

Decrease in net assets from operations	$(3,176)	$(138,536)	$(185)

	HVN	HRS	HVR
	Sub-Account[3]	Sub-Account[3]	Sub-Account[3]
Income:
Dividend income	$570	$1,163	$3,112

Expenses:
Mortality and expense risk charges	(1,051)	(808)	(965)
Distribution and administrative expense charges	(126)	(97)	(116)
Net investment (loss) income	$(607)	$258	$2,031

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(1,856)	$(2,067)	$(853)
Realized gain distributions	5,082	65	4,504
Net realized gains (losses)	$3,226	$(2,002)	$3,651

Net change in unrealized appreciation/depreciation	$(79,227)	$(76,648)	$(49,137)

Net realized and change in unrealized losses	$(76,001)	$(78,650)	$(45,486)

Decrease in net assets from operations	$(76,608)	$(78,392)	$(43,455)
[3]	Commencement of operations was December 17, 2007; first activity in 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	HSS	LRE	LAV
	Sub-Account[3]	Sub-Account[1]	Sub-Account
Income:
Dividend income	$2,057	$514,556	$178,396

Expenses:
Mortality and expense risk charges	(4,160)	(103,855)	(474,881)
Distribution and administrative expense charges	(499)	(12,463)	(56,986)
Net investment (loss) income	$(2,602)	$398,238	$(353,471)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(4,001)	$(348,768)	$(256,703)
Realized gain distributions	4,011	1,071,932	204,325
Net realized gains (losses)	$10	$723,164	$(52,378)

Net change in unrealized appreciation/depreciation	$(186,766)	$(8,418,181)	$(10,031,393)

Net realized and change in unrealized losses	$(186,756)	$(7,695,017)	$(10,083,771)

Decrease in net assets from operations	$(189,358)	$(7,296,779)	$(10,437,242)

	LA1	LA9	LA2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$7,320,399	$-	$1,034,933

Expenses:
Mortality and expense risk charges	(7,306,735)	(899,087)	(1,272,272)
Distribution and administrative expense charges	(876,808)	(107,890)	(152,673)
Net investment loss	$(863,144)	$(1,006,977)	$(390,012)

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(10,080,591)	$408,602	$(8,421,142)
Realized gain distributions	1,713,759	823,604	3,458,311
Net realized (losses) gains	$(8,366,832)	$1,232,206	$(4,962,831)

Net change in unrealized appreciation/depreciation	$(201,435,486)	$(26,424,788)	$(34,204,061)

Net realized and change in unrealized losses	$(209,802,318)	$(25,192,582)	$(39,166,892)

Decrease in net assets from operations	$(210,665,462)	$(26,199,559)	$(39,556,904)

1 For the period March 10, 2008 (commencement of operations) through December 31, 2008.
3 Commencement of operations was December 17, 2007; first activity in 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	MF7	BDS	MFD
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4,485,990	$6,131,794	$35,769

Expenses:
Mortality and expense risk charges	(958,660)	(1,123,809)	(285,276)
Distribution and administrative expense charges	(115,039)	(134,857)	(34,233)
Net investment income (loss)	$3,412,291	$4,873,128	$(283,740)

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(5,681,049)	$(5,759,247)	$434,277
Realized gain distributions	-	-	-
Net realized (losses) gains	$(5,681,049)	$(5,759,247)	$434,277

Net change in unrealized appreciation/depreciation	$(6,057,075)	$(9,346,634)	$(9,491,636)

Net realized and change in unrealized losses	$(11,738,124)	$(15,105,881)	$(9,057,359)

Decrease in net assets from operations	$(8,325,833)	$(10,232,753)	$(9,341,099)

	CAS	MFF	EGS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,490,298	$-	$450,234

Expenses:
Mortality and expense risk charges	(3,679,655)	(231,096)	(2,306,277)
Distribution and administrative expense charges	(441,559)	(27,731)	(276,753)
Net investment loss	$(2,630,916)	$(258,827)	$(2,132,796)

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(6,094,948)	$1,015,631	$4,690,204
Realized gain distributions	-	-	-
Net realized (losses) gains	$(6,094,948)	$1,015,631	$4,690,204

Net change in unrealized appreciation/depreciation	$(120,415,245)	$(8,036,470)	$(82,452,921)

Net realized and change in unrealized losses	$(126,510,193)	$(7,020,839)	$(77,762,717)

Decrease in net assets from operations	$(129,141,109)	$(7,279,666)	$(79,895,513)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	EM1	EME	GG1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$177,868	$858,864	$420,357

Expenses:
Mortality and expense risk charges	(238,550)	(783,958)	(76,638)
Distribution and administrative expense charges	(28,626)	(94,075)	(9,197)
Net investment (loss) income	$(89,308)	$(19,169)	$334,522

Net realized and change in unrealized (losses) gains:
Net realized losses on sale of fund shares	$(3,326,655)	$(5,824,460)	$(18,880)
Realized gain distributions	5,154,641	19,193,951	-
Net realized gains (losses)	$1,827,986	$13,369,491	$(18,880)

Net change in unrealized appreciation/depreciation	$(13,231,511)	$(56,384,021)	$101,929

Net realized and change in unrealized (losses) gains	$(11,403,525)	$(43,014,530)	$83,049

(Decrease) increase in net assets from operations	$(11,492,833)	$(43,033,699)	$417,571

	GGS	GG2	GGR
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,883,061	$52,183	$958,846

Expenses:
Mortality and expense risk charges	(449,089)	(96,292)	(1,161,792)
Distribution and administrative expense charges	(53,891)	(11,555)	(139,415)
Net investment income (loss)	$2,380,081	$(55,664)	$(342,361)

Net realized and change in unrealized gains (losses):
Net realized (losses) gains on sale of fund shares	$(128,899)	$381,864	$6,734,323
Realized gain distributions	-	-	-
Net realized (losses) gains	$(128,899)	$381,864	$6,734,323

Net change in unrealized appreciation/depreciation	$543,522	$(3,562,424)	$(50,035,265)

Net realized and change in unrealized gains (losses)	$414,623	$(3,180,560)	$(43,300,942)

Increase (decrease) in net assets from operations	$2,794,704	$(3,236,224)	$(43,643,303)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	GT2	GTR	MFK
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$895,050	$6,315,470	$13,451,392

Expenses:
Mortality and expense risk charges	(233,694)	(1,467,806)	(4,079,369)
Distribution and administrative expense charges	(28,043)	(176,137)	(489,524)
Net investment income	$633,313	$4,671,527	$8,882,499

Net realized and change in unrealized (losses) gains:
Net realized losses on sale of fund shares	$(1,000,905)	$(1,303,835)	$(271,475)
Realized gain distributions	1,674,318	11,212,377	-
Net realized gains (losses)	$673,413	$9,908,542	$(271,475)

Net change in unrealized appreciation/depreciation	$(4,518,492)	$(35,473,195)	$8,341,737

Net realized and change in unrealized (losses) gains	$(3,845,079)	$(25,564,653)	$8,070,262

(Decrease) increase in net assets from operations	$(3,211,766)	$(20,893,126)	$16,952,761

	GSS	MFC	HYS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$12,789,593	$10,650,928	$10,895,082

Expenses:
Mortality and expense risk charges	(2,923,627)	(1,758,450)	(1,453,524)
Distribution and administrative expense charges	(350,835)	(211,014)	(174,423)
Net investment income	$9,515,131	$8,681,464	$9,267,135

Net realized and change in unrealized gains (losses):
Net realized losses on sale of fund shares	$(4,206,481)	$(7,445,076)	$(7,617,904)
Realized gain distributions	-	-	-
Net realized losses	$(4,206,481)	$(7,445,076)	$(7,617,904)

Net change in unrealized appreciation/depreciation	$10,115,961	$(36,952,373)	$(37,148,994)

Net realized and change in unrealized gains (losses)	$5,909,480	$(44,397,449)	$(44,766,898)

Increase (decrease) in net assets from operations	15,424,611	$(35,715,985)	$(35,499,763)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	IG1	IGS	MI1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$252,401	$1,227,718	$1,945,515

Expenses:
Mortality and expense risk charges	(326,508)	(1,178,651)	(3,181,940)
Distribution and administrative expense charges	(39,181)	(141,438)	(381,833)
Net investment loss	$(113,288)	$(92,371)	$(1,618,258)

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(1,015,061)	$6,776,198	$(9,379,251)
Realized gain distributions	4,270,386	16,922,007	12,994,505
Net realized gains	$3,255,325	$23,698,205	$3,615,254

Net change in unrealized appreciation/depreciation	$(14,702,660)	$(68,083,596)	$(82,613,237)

Net realized and change in unrealized losses	$(11,447,335)	$(44,385,391)	$(78,997,983)

Decrease in net assets from operations	$(11,560,623)	$(44,477,762)	$(80,616,241)

	MII	M1B	MIS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$891,972	$281,242	$1,351,763

Expenses:
Mortality and expense risk charges	(1,071,436)	(1,214,228)	(2,727,960)
Distribution and administrative expense charges	(128,572)	(145,707)	(327,355)
Net investment loss	$(308,036)	$(1,078,693)	$(1,703,552)

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$1,829,592	$2,788,643	$(6,632,724)
Realized gain distributions	5,325,499	-	-
Net realized gains (losses)	$7,155,091	$2,788,643	$(6,632,724)

Net change in unrealized appreciation/depreciation	$(38,034,612)	$(37,352,516)	$(84,123,832)

Net realized and change in unrealized losses	$(30,879,521)	$(34,563,873)	$(90,756,556)

Decrease in net assets from operations	$(31,187,557)	$(35,642,566)	$(92,460,108)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	MFL	MIT	MC1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,038,895	$7,131,725	$-

Expenses:
Mortality and expense risk charges	(3,783,261)	(5,884,666)	(334,536)
Distribution and administrative expense charges	(453,991)	(706,160)	(40,144)
Net investment (loss) income	$(1,198,357)	$540,899	$(374,680)

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$4,919,127	$(8,691,377)	$675,111
Realized gain distributions	-	-	-
Net realized gains (losses)	$4,919,127	$(8,691,377)	$675,111

Net change in unrealized appreciation/depreciation	$(105,695,711)	$(184,796,740)	$(14,452,557)

Net realized and change in unrealized losses	$(100,776,584)	$(193,488,117)	$(13,777,446)

Decrease in net assets from operations	$(101,974,941)	$(192,947,218)	$(14,152,126)

	MCS	MCV	MM1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$186,537	$4,333,170

Expenses:
Mortality and expense risk charges	(403,349)	(241,143)	(3,834,235)
Distribution and administrative expense charges	(48,402)	(28,937)	(460,108)
Net investment (loss) income	$(451,751)	$(83,543)	$38,827

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$924,270	$(1,512,063)	$-
Realized gain distributions	-	2,345,508	-
Net realized gains	$924,270	$833,445	$-

Net change in unrealized appreciation/depreciation	$(19,116,158)	$(8,800,826)	$-

Net realized and change in unrealized losses	$(18,191,888)	$(7,967,381)	$-

(Decrease) increase in net assets from operations	$(18,643,639)	$(8,050,924)	$38,827

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	MMS	M1A	NWD
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,927,047	$-	$-

Expenses:
Mortality and expense risk charges	(2,474,755)	(1,660,167)	(927,391)
Distribution and administrative expense charges	(296,971)	(199,220)	(111,287)
Net investment income (loss)	$1,155,321	$(1,859,387)	$(1,038,678)

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$-	$(2,111,748)	$3,078,673
Realized gain distributions	-	20,469,987	12,943,455
Net realized gains	$-	$18,358,239	$16,022,128

Net change in unrealized appreciation/depreciation	$-	$(65,625,870)	$(47,770,550)

Net realized and change in unrealized losses	$-	$(47,267,631)	$(31,748,422)

Increase (decrease) in net assets from operations	$1,155,321	$(49,127,018)	$(32,787,100)

	RE1	RES	RG1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$88,829	$1,330,023	$129,055

Expenses:
Mortality and expense risk charges	(338,482)	(2,456,199)	(411,059)
Distribution and administrative expense charges	(40,618)	(294,744)	(49,327)
Net investment loss	$(290,271)	$(1,420,920)	$(331,331)

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$993,534	$2,983,598	$(1,889,461)
Realized gain distributions	-	-	2,259,998
Net realized gains	$993,534	$2,983,598	$370,537

Net change in unrealized appreciation/depreciation	$(10,950,367)	$(86,833,195)	$(14,094,050)

Net realized and change in unrealized losses	$(9,956,833)	$(83,849,597)	$(13,723,513)

Decrease in net assets from operations	$(10,247,104)	$(85,270,517)	$(14,054,844)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	RGS	RI1	RIS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$992,926	$2,265,399	$1,249,950

Expenses:
Mortality and expense risk charges	(1,956,094)	(2,313,247)	(895,689)
Distribution and administrative expense charges	(234,731)	(277,590)	(107,483)
Net investment (loss) income	$(1,197,899)	$(325,438)	$246,778

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(7,675,512)	$(344,320)	$5,843,482
Realized gain distributions	11,853,857	22,104,391	10,220,643
Net realized gains	$4,178,345	$21,760,071	$16,064,125

Net change in unrealized appreciation/depreciation	$(73,406,212)	$(103,123,422)	$(52,344,850)

Net realized and change in unrealized losses	$(69,227,867)	$(81,363,351)	$(36,280,725)

Decrease in net assets from operations	$(70,425,766)	$(81,688,789)	$(36,033,947)

	SI1	SIS	SVS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,234,278	$3,274,968	$44,445

Expenses:
Mortality and expense risk charges	(210,349)	(507,317)	(64,405)
Distribution and administrative expense charges	(25,242)	(60,878)	(7,729)
Net investment income (loss)	$998,687	$2,706,773	$(27,689)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(1,052,107)	$(2,364,524)	$(1,183,890)
Realized gain distributions	-	-	915,473
Net realized losses	$(1,052,107)	$(2,364,524)	$(268,417)

Net change in unrealized appreciation/depreciation	$(2,187,017)	$(5,950,212)	$(2,132,093)

Net realized and change in unrealized losses	$(3,239,124)	$(8,314,736)	$(2,400,510)

Decrease in net assets from operations	$(2,240,437)	$(5,607,963)	$(2,428,199)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

	TE1	TEC	MFJ
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$23,295,341

Expenses:
Mortality and expense risk charges	(32,052)	(196,545)	(11,086,229)
Distribution and administrative expense charges	(3,846)	(23,586)	(1,330,348)
Net investment (loss) income	$(35,898)	$(220,131)	$10,878,764

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$140,975	$1,432,250	$(17,447,706)
Realized gain distributions	-	-	53,497,650
Net realized gains	$140,975	$1,432,250	$36,049,944

Net change in unrealized appreciation/depreciation	$(1,584,047)	$(10,544,761)	$(234,778,817)

Net realized and change in unrealized losses	$(1,443,072)	$(9,112,511)	$(198,728,873)

Decrease in net assets from operations	$(1,478,970)	$(9,332,642)	$(187,850,109)

	TRS	MFE	UTS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$25,091,681	$1,621,026	$4,759,629

Expenses:
Mortality and expense risk charges	(8,988,906)	(1,455,418)	(3,136,475)
Distribution and administrative expense charges	(1,078,669)	(174,650)	(376,377)
Net investment income (loss)	$15,024,106	$(9,042)	$1,246,777

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(10,880,448)	$4,462,285	$29,857,498
Realized gain distributions	52,976,940	16,956,283	43,763,423
Net realized gains	$42,096,492	$21,418,568	$73,620,921

Net change in unrealized appreciation/depreciation	$(235,815,307)	$(67,130,219)	$(183,284,733)

Net realized and change in unrealized losses	$(193,718,815)	$(45,711,651)	$(109,663,812)

Decrease in net assets from operations	$(178,694,709)	$(45,720,693)	$(108,417,035)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	MV1	MVS	OBV
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,178,262	$3,612,033	$58,287

Expenses:
Mortality and expense risk charges	(2,192,378)	(2,403,861)	(45,146)
Distribution and administrative expense charges	(263,085)	(288,463)	(5,417)
Net investment (loss) income	$(277,201)	$919,709	$7,724

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$1,493,837	$11,934,817	$(375,182)
Realized gain distributions	21,211,425	30,275,364	156,713
Net realized gains (losses)	$22,705,262	$42,210,181	$(218,469)

Net change in unrealized appreciation/depreciation	$(87,318,131)	$(115,973,797)	$(1,449,188)

Net realized and change in unrealized losses	$(64,612,869)	$(73,763,616)	$(1,667,657)

Decrease in net assets from operations	$(64,890,070)	$(72,843,907)	$(1,659,933)

	OCA	OGG	OMG
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$433,556	$7,466,110

Expenses:
Mortality and expense risk charges	(506,871)	(521,215)	(9,430,269)
Distribution and administrative expense charges	(60,824)	(62,546)	(1,131,632)
Net investment loss	$(567,695)	$(150,205)	$(3,095,791)

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$842,383	$(1,651,824)	$(1,458,685)
Realized gain distributions	-	2,324,843	39,243,437
Net realized gains	$842,383	$673,019	$37,784,752

Net change in unrealized appreciation/depreciation	$(17,700,232)	$(17,445,513)	$(317,777,139)

Net realized and change in unrealized losses	$(16,857,849)	$(16,772,494)	$(279,992,387)

Decrease in net assets from operations	$(17,425,544)	$(16,922,699)	$(283,088,178)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	OMS	PMB	PLD
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$36,126	$743,687	$33,247,536

Expenses:
Mortality and expense risk charges	(204,185)	(183,575)	(12,756,698)
Distribution and administrative expense charges	(24,502)	(22,029)	(1,530,804)
Net investment (loss) income	$(192,561)	$538,083	$18,960,034

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(644,738)	$(547,474)	$(8,617,043)
Realized gain distributions	751,306	534,798	11,953,411
Net realized gains (losses)	$106,568	$(12,676)	$3,336,368

Net change in unrealized appreciation/depreciation	$(5,916,365)	$(2,637,948)	$(42,227,842)

Net realized and change in unrealized losses	$(5,809,797)	$(2,650,624)	$(38,891,474)

Decrease in net assets from operations	$(6,002,358)	$(2,112,541)	$(19,931,440)

	PRR	PTR	PRA
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,169,094	$14,393,410	$280,494

Expenses:
Mortality and expense risk charges	(1,423,547)	(5,006,383)	(75,604)
Distribution and administrative expense charges	(170,826)	(600,766)	(9,072)
Net investment income	$1,574,721	$8,786,261	$195,818

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(1,445,203)	$621,096	$(254,110)
Realized gain distributions	184,492	7,545,146	13,124
Net realized (losses) gains	$(1,260,711)	$8,166,242	$(240,986)

Net change in unrealized appreciation/depreciation	$(12,918,618)	$(8,531,946)	$(938,513)

Net realized and change in unrealized losses	$(14,179,329)	$(365,704)	$(1,179,499)

(Decrease) increase in net assets from operations	$(12,604,608)	$8,420,557	$(983,681)
The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	PCR	1XX	SSA
	Sub-Account	Sub-Account[2]	Sub-Account
Income:
Dividend income	$1,733,134	$-	$25,173

Expenses:
Mortality and expense risk charges	(424,845)	(762)	(99,431)
Distribution and administrative expense charges	(50,981)	(91)	(11,932)
Net investment income (loss)	$1,257,308	$(853)	$(86,190)

Net realized and change in unrealized (losses) gains:
Net realized gains (losses) on sale of fund shares	$1,455,110	$(167)	$(853,028)
Realized gain distributions	453,328	-	22,321
Net realized gains (losses)	$1,908,438	$(167)	$(830,707)

Net change in unrealized appreciation/depreciation	$(26,382,238)	$22,164	$(2,009,983)

Net realized and change in unrealized (losses) gains	$(24,473,800)	$21,997	$(2,840,690)

(Decrease) increase in net assets from operations	$(23,216,492)	$21,144	$(2,926,880)

	3XX	5XX	SVV
	Sub-Account[2]	Sub-Account[2]	Sub-Account
Income:
Dividend income	$63	$6,832	$392,559

Expenses:
Mortality and expense risk charges	(79)	(3,351)	(751,579)
Distribution and administrative expense charges	(9)	(402)	(90,189)
Net investment (loss) income	$(25)	$3,079	$(449,209)

Net realized and change in unrealized gains (losses):
Net realized (losses) gains on sale of fund shares	$(199)	$1,907	$(1,486,864)
Realized gain distributions	-	-	650,324
Net realized (losses) gains	$(199)	$1,907	$(836,540)

Net change in unrealized appreciation/depreciation	$1,220	$73,324	$(27,022,672)

Net realized and change in unrealized gains (losses)	$1,021	$75,231	$(27,859,212)

Increase (decrease) in net assets from operations	$996	$78,310	$(28,308,421)

[2]	For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	2XX	LGF	SGC
	Sub-Account[2]	Sub-Account	Sub-Account[1]
Income:
Dividend income	$262	$-	$13,376

Expenses:
Mortality and expense risk charges	(470)	(32,537)	(7,627)
Distribution and administrative expense charges	(56)	(3,905)	(915)
Net investment (loss) income	$(264)	$(36,442)	$4,834

Net realized and change in unrealized gains (losses):
Net realized losses on sale of fund shares	$(237)	$(31,582)	$(157,794)
Realized gain distributions	-	315	-
Net realized losses	$(237)	$(31,267)	$(157,794)

Net change in unrealized appreciation/depreciation	$7,327	$(1,131,457)	$(166,577)

Net realized and change in unrealized gains (losses)	$7,090	$(1,162,724)	$(324,371)

Increase (decrease) in net assets from operations	$6,826	$(1,199,166)	$(319,537)

	S13	SDC	S15
	Sub-Account[1]	Sub-Account[1]	Sub-Account[1]
Income:
Dividend income	$22,341	$317,717	$605,951

Expenses:
Mortality and expense risk charges	(19,643)	(203,563)	(459,914)
Distribution and administrative expense charges	(2,357)	(24,428)	(55,190)
Net investment income	$341	$89,726	$90,847

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of fund shares	$(320,615)	$118,059	$79,640
Realized gain distributions	-	101,941	161,790
Net realized (losses) gains	$(320,615)	$220,000	$241,430

Net change in unrealized appreciation/depreciation	$(619,227)	$719,321	$1,269,682

Net realized and change in unrealized (losses) gains	$(939,842)	$939,321	$1,511,112

(Decrease) increase in net assets from operations	$(939,501)	$1,029,047	$1,601,959

1 For the period March 10, 2008 (commencement of operations) through December 31, 2008.
2 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	7XX	8XX	6XX
	Sub-Account[2]	Sub-Account[2]	Sub-Account[2]
Income:
Dividend income	$-	$-	$-

Expenses:
Mortality and expense risk charges	(43,808)	(45,434)	(42,409)
Distribution and administrative expense charges	(5,257)	(5,452)	(5,089)
Net investment loss	$(49,065)	$(50,886)	$(47,498)

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of fund shares	$(4,171)	$65,613	$(13,334)
Realized gain distributions	-	-	-
Net realized (losses) gains	$(4,171)	$65,613	$(13,334)

Net change in unrealized appreciation/depreciation	$1,342,933	$1,587,023	$994,643

Net realized and change in unrealized gains	$1,338,762	$1,652,636	$981,309

Increase in net assets from operations	$1,289,697	$1,601,750	$933,811

	IGB	SLC	S12
	Sub-Account	Sub-Account[1]	Sub-Account[1]
Income:
Dividend income	$1,293,863	$2,599	$12,881

Expenses:
Mortality and expense risk charges	(377,461)	(1,810)	(10,708)
Distribution and administrative expense charges	(45,295)	(217)	(1,285)
Net investment income	$871,107	$572	$888

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(914,501)	$(4,939)	$(38,976)
Realized gain distributions	-	-	-
Net realized losses	$(914,501)	$(4,939)	$(38,976)

Net change in unrealized appreciation/depreciation	$(3,476,022)	$(68,398)	$(333,036)

Net realized and change in unrealized losses	$(4,390,523)	$(73,337)	$(372,012)

Decrease in net assets from operations	$(3,519,416)	$(72,765)	$(371,124)

1 For the period March 10, 2008 (commencement of operations) through December 31, 2008.
2 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	VSC	S14	4XX
	Sub-Account	Sub-Account[1]	Sub-Account[2]
Income:
Dividend income	$20,360	$254,253	$16,611

Expenses:
Mortality and expense risk charges	(1,703,569)	(49,146)	(22,107)
Distribution and administrative expense charges	(204,428)	(5,898)	(2,653)
Net investment (loss) income	$(1,887,637)	$199,209	$(8,149)

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of fund shares	$(6,756,390)	$(193,039)	$5,847
Realized gain distributions	4,832,189	71,057	2,535
Net realized (losses) gains	$(1,924,201)	$(121,982)	$8,382

Net change in unrealized appreciation/depreciation	$(47,924,248)	$(787,751)	$439,819

Net realized and change in unrealized (losses) gains	$(49,848,449)	$(909,733)	$448,201

(Decrease) increase in net assets from operations	$(51,736,086)	$(710,524)	$440,052

	SRE	SC3	CMM
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,823,603	$212,185	$211,501

Expenses:
Mortality and expense risk charges	(2,222,300)	(161,853)	(246,138)
Distribution and administrative expense charges	(266,676)	(19,422)	(29,537)
Net investment income (loss)	$334,627	$30,910	$(64,174)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(4,400,834)	$(345,111)	$-
Realized gain distributions	12,408,941	823,749	-
Net realized gains	$8,008,107	$478,638	$-

Net change in unrealized appreciation/depreciation	$(79,030,430)	$(4,922,987)	$-

Net realized and change in unrealized losses	$(71,022,323)	$(4,444,349)	$-

Decrease in net assets from operations	$(70,687,696)	$(4,413,439)	$(64,174)

1 For the period March 10, 2008 (commencement of operations) through December 31, 2008.
2 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	S16	VKU	VKM
	Sub-Account[1]	Sub-Account[1]	Sub-Account[1]
Income:
Dividend income	$44,707	$35,275	$1,631

Expenses:
Mortality and expense risk charges	(223,973)	(23,841)	(3,789)
Distribution and administrative expense charges	(26,877)	(2,861)	(455)
Net investment (loss) income	$(206,143)	$8,573	$(2,613)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(524,753)	$(56,133)	$(40,716)
Realized gain distributions	5,282,821	47,475	62,172
Net realized gains (losses)	$4,758,068	$(8,658)	$21,456

Net change in unrealized appreciation/depreciation	$(14,798,917)	$(501,930)	$(214,485)

Net realized and change in unrealized losses	$(10,040,849)	$(510,588)	$(193,029)

Decrease in net assets from operations	$(10,246,992)	$(502,015)	$(195,642)

	VKC	VLC	WTF
	Sub-Account[1]	Sub-Account	Sub-Account
Income:
Dividend income	$982	$231,454	$-

Expenses:
Mortality and expense risk charges	(2,567)	(181,357)	(19,523)
Distribution and administrative expense charges	(308)	(21,763)	(2,343)
Net investment (loss) income	$(1,893)	$28,334	$(21,866)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(51,035)	$(1,208,822)	$(19,368)
Realized gain distributions	41,195	568,451	41,614
Net realized (losses) gains	$(9,840)	$(640,371)	$22,246

Net change in unrealized appreciation/depreciation	$(118,080)	$(4,420,574)	$(758,079)

Net realized and change in unrealized losses	$(127,920)	$(5,060,945)	$(735,833)

Decrease in net assets from operations	$(129,813)	$(5,032,611)	$(757,699)

[1]	For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

USC
Sub-Account
Income:
Dividend income	$-

Expenses:
Mortality and expense risk charges	(968)
Distribution and administrative expense charges	(116)
Net investment loss	$(1,084)

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(4,050)
Realized gain distributions	7,048
Net realized gains	$2,998

Net change in unrealized appreciation/depreciation	$(28,799)

Net realized and change in unrealized losses	$(25,801)

Decrease in net assets from operations	$(26,885)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	AVB		AN4
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[1]	2007	2008[1]	2007
Operations:
Net investment income (loss)	$50,119	$-	$(12,412)	$-
Net realized losses	(47,826)	-	(272,830)	-
Net change in unrealized appreciation/
depreciation	(1,760,483)	-	(497,355)	-
Decrease in net assets
from operations	$(1,758,190)	$-	$(782,597)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$10,240,315	$-	$1,041,162	$-
Net transfers between Sub-Accounts
and/or Fixed Account	2,934,670	-	1,293,202	-
Withdrawals, surrenders, annuitizations
and contract charges	(38,570)	-	(85,591)	-
Net accumulation activity	$13,136,415	$-	$2,248,773	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets from
contract owner transactions	$13,136,415	$-	$2,248,773	$-

Increase in net assets	$11,378,225	$-	$1,466,176	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$11,378,225	$-	$1,466,176	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	1,167,627	-	131,089	-
Transferred between Sub-Accounts
and/or Fixed Account	341,026	-	143,925	-
Withdrawn, Surrendered, and Annuitized	(23,914)	-	(16,508)	-
End of year	1,484,739	-	258,506	-

[1] For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	IVB		AVW
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[1]	2007	2008[1]	2007
Operations:
Net investment loss	$(452,128)	$-	$(8,524)	$-
Net realized losses	(372,166)	-	(110)	-
Net change in unrealized appreciation/
depreciation	(36,015,373)	-	(418,037)	-
Decrease in net assets
from operations	$(36,839,667)	$-	$(426,671)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$51,642,938	$-	$830,685	$-
Net transfers between Sub-Accounts
and/or Fixed Account	54,970,365	-	1,144,896	-
Withdrawals, surrenders, annuitizations
and contract charges	(1,880,400)	-	(5,484)	-
Net accumulation activity	$104,732,903	$-	$1,970,097	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets from
contract owner transactions	$104,732,903	$-	$1,970,097	$-

Increase in net assets	$67,893,236	$-	$1,543,426	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$67,893,236	$-	$1,543,426	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	5,564,791	-	103,246	-
Transferred between Sub-Accounts
and/or Fixed Account	7,394,531	-	132,288	-
Withdrawn, Surrendered, and Annuitized	(315,209)	-	(704)	-
End of year	12,644,113	-	234,830	-

[1] For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	9XX		CSC
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[3]	2007	2008	2007
Operations:
Net investment income (loss)	$413,219	$-	$(167)	$(249)
Net realized gains (losses)	85,795	-	(552)	1,976
Net change in unrealized appreciation/
depreciation	399,112	-	(3,606)	(2,497)
Increase (decrease) in net assets
from operations	$898,126	$-	$(4,325)	$(770)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$10,896,068	$-	$-	$-
Net transfers between Sub-Accounts
and/or Fixed Account	5,095,354	-	(5,624)	1,282
Withdrawals, surrenders, annuitizations
and contract charges	(36,875)	-	(55)	(61)
Net accumulation activity	$15,954,547	$-	$(5,679)	$1,221

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase (decrease) in net assets from
contract owner transactions	$15,954,547	$-	$(5,679)	$1,221

Increase (decrease) in net assets	$16,852,673	$-	$(10,004)	$451

Net Assets:
Beginning of year	$-	$-	$18,101	$17,650
End of year	$16,852,673	$-	$8,097	$18,101

Unit Transactions:
Beginning of year	-	-	1,509	1,411
Purchased	1,141,184	-	-	-
Transferred between Sub-Accounts
and/or Fixed Account	536,453	-	(548)	103
Withdrawn, Surrendered, and Annuitized	(4,378)	-	(5)	(5)
End of year	1,673,259	-	956	1,509
[3] For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	NMT		MCC
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007[2]
Operations:
Net investment loss	$(1,617)	$(1,256)	$(1,761,505)	$(426,307)
Net realized gains (losses)	713	8,552	(303,941)	1,816,488
Net change in unrealized appreciation/
depreciation	(58,722)	12,344	(60,909,616)	2,322,447
(Decrease) increase in net assets
from operations	$(59,626)	$19,640	$(62,975,062)	$3,712,628

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$-	$39,106	$55,956,466	$59,908,830
Net transfers between Sub-Accounts
and/or Fixed Account	7,250	(4,292)	47,245,196	14,261,897
Withdrawals, surrenders, annuitizations
and contract charges	(7,458)	(1,561)	(4,948,438)	(701,230)
Net accumulation activity	$(208)	$33,253	$98,253,224	$73,469,497

Annuitization Activity:
Annuitizations	$-	$-	$6,168	$-
Annuity payments and contract charges	-	-	(1,650)	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	(524)	-
Net annuitization activity	$-	$-	$3,994	$-

(Decrease) increase in net assets from
contract owner transactions	$(208)	$33,253	$98,257,218	$73,469,497

(Decrease) increase in net assets	$(59,834)	$52,893	$35,282,156	$77,182,125

Net Assets:
Beginning of year	$135,980	$83,087	$77,182,125	$-
End of year	$76,146	$135,980	$112,464,281	$77,182,125

Unit Transactions:
Beginning of year	8,690	6,233	6,356,718	-
Purchased	-	2,825	5,636,587	5,221,770
Transferred between Sub-Accounts
and/or Fixed Account	751	(264)	5,390,010	1,217,807
Withdrawn, Surrendered, and Annuitized	(685)	(104)	(633,861)	(82,859)
End of year	8,756	8,690	16,749,454	6,356,718
2 For the period March 5, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	CMG		NNG
	Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007[2]	2008	2007
Operations:
Net investment loss	$(188,280)	$(43,640)	$(2,841)	$(3,820)
Net realized (losses) gains	(228,054)	45,441	137	15,585
Net change in unrealized appreciation/
depreciation	(5,089,937)	328,574	(96,218)	25,311
(Decrease) increase in net assets
from operations	$(5,506,271)	$330,375	$(98,922)	$37,076

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$4,232,712	$5,920,249	$1	$-
Net transfers between Sub-Accounts
and/or Fixed Account	5,407,002	1,352,946	84,975	(70,920)
Withdrawals, surrenders, annuitizations
and contract charges	(423,174)	(54,861)	(1,253)	(1,179)
Net accumulation activity	$9,216,540	$7,218,334	$83,723	$(72,099)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase (decrease) in net assets from
contract owner transactions	$9,216,540	$7,218,334	$83,723	$(72,099)

Increase (decrease) in net assets	$3,710,269	$7,548,709	$(15,199)	$(35,023)

Net Assets:
Beginning of year	$7,548,709	$-	$191,573	$226,596
End of year	$11,258,978	$7,548,709	$176,374	$191,573

Unit Transactions:
Beginning of year	640,690	-	14,570	19,841
Purchased	436,980	526,212	-	-
Transferred between Sub-Accounts
and/or Fixed Account	580,095	121,380	8,123	(5,177)
Withdrawn, Surrendered, and Annuitized	(47,508)	(6,902)	(119)	(94)
End of year	1,610,257	640,690	22,574	14,570

[2] For the period March 5, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	NMI		FL1
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008[1]	2007
Operations:
Net investment (loss) income	$(34,901)	$(41,428)	$186,355	$-
Net realized gains (losses)	813,904	114,989	(645,104)	-
Net change in unrealized appreciation/
Depreciation	(7,253,241)	226,832	(13,780,486)	-
(Decrease) increase in net assets
from operations	$(6,474,238)	$300,393	$(14,239,235)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$3,267,561	$4,686,269	$37,220,605	$-
Net transfers between Sub-Accounts
and/or Fixed Account	3,590,403	3,698,982	26,603,259	-
Withdrawals, surrenders, annuitizations
and contract charges	(476,182)	(98,222)	(629,606)	-
Net accumulation activity	$6,381,782	$8,287,029	$63,194,258	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets from
contract owner transactions	$6,381,782	$8,287,029	$63,194,258	$-

(Decrease) increase in net assets	$(92,456)	$8,587,422	$48,955,023	$-

Net Assets:
Beginning of year	$8,752,767	$165,345	$-	$-
End of year	$8,660,311	$8,752,767	$48,955,023	$-

Unit Transactions:
Beginning of year	522,074	11,385	-	-
Purchased	254,922	300,401	4,395,712	-
Transferred between Sub-Accounts
and/or Fixed Account	280,563	227,995	3,074,154	-
Withdrawn, Surrendered, and Annuitized	(39,292)	(17,707)	(116,984)	-
End of year	1,018,267	522,074	7,352,882	-

1 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FVB		FVM
	Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007[2]	2008	2007[2]
Operations:
Net investment income (loss)	$69,709	$107,493	$(1,990,068)	$(627,501)
Net realized (losses) gains	(292,548)	3,697	15,120,429	109,267
Net change in unrealized appreciation/
Depreciation	(6,354,096)	(144,261)	(78,276,179)	3,038,340
(Decrease) increase in net assets
from operations	$(6,576,935)	$(33,071)	$(65,145,818)	$2,520,106

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$7,144,029	$11,284,487	$20,675,842	$112,628,706
Net transfers between Sub-Accounts
and/or Fixed Account	3,506,766	2,024,387	24,464,746	25,354,571
Withdrawals, surrenders, annuitizations
and contract charges	(553,022)	(34,804)	(7,284,860)	(1,725,966)
Net accumulation activity	$10,097,773	$13,274,070	$37,855,728	$136,257,311

Annuitization Activity:
Annuitizations	$-	$-	$4,023	$-
Annuity payments and contract charges	-	-	(378)	-
Net transfers between Sub-Accounts	-	-	-
Adjustments to annuity reserves	-	-	(98)	-
Net annuitization activity	$-	$-	$3,547	$-

Increase in net assets from
contract owner transactions	$10,097,773	$13,274,070	$37,859,275	$136,257,311

Increase (decrease) in net assets	$3,520,838	$13,240,999	$(27,286,543)	$138,777,417

Net Assets:
Beginning of year	$13,240,999	$-	$138,777,417	$-
End of year	$16,761,837	$13,240,999	$111,490,874	$138,777,417

Unit Transactions:
Beginning of year	1,234,324	-	11,884,177	-
Purchased	835,889	1,049,762	1,984,578	9,897,828
Transferred between Sub-Accounts
and/or Fixed Account	405,284	187,797	3,012,035	2,190,917
Withdrawn, Surrendered, and Annuitized	(63,321)	(3,235)	(798,487)	(204,568)
End of year	2,412,176	1,234,324	16,082,303	11,884,177

[2] For the period March 5, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	F10		F15
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$177,410	$71,155	$223,960	$189,971
Net realized (losses) gains	(197,769)	297,735	682,466	527,414
Net change in unrealized appreciation/
depreciation	(2,900,275)	(89,889)	(6,906,535)	71,408
(Decrease) increase in net assets
from operations	$(2,920,634)	$279,001	$(6,000,109)	$788,793

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$569,452	$3,000,621	$3,929,383	$5,208,788
Net transfers between Sub-Accounts
and/or Fixed Account	6,190,785	917,950	2,640,528	4,077,064
Withdrawals, surrenders, annuitizations
and contract charges	(564,512)	(242,462)	(1,007,165)	(505,227)
Net accumulation activity	$6,195,725	$3,676,109	$5,562,746	$8,780,625

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets from
contract owner transactions	$6,195,725	$3,676,109	$5,562,746	$8,780,625

Increase (decrease) in net assets	$3,275,091	$3,955,110	$(437,363)	$9,569,418

Net Assets:
Beginning of year	$6,929,208	$2,974,098	$17,658,270	$8,088,852
End of year	$10,204,299	$6,929,208	$17,220,907	$17,658,270

Unit Transactions:
Beginning of year	585,651	268,016	1,457,747	715,554
Purchased	51,214	261,167	364,791	438,948
Transferred between Sub-Accounts
and/or Fixed Account	594,083	77,586	262,668	345,411
Withdrawn, Surrendered, and Annuitized	(57,198)	(21,118)	(96,056)	(42,166)
End of year	1,173,750	585,651	1,989,150	1,457,747

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	F20		SGI
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007[2]
Operations:
Net investment income (loss)	$261,106	$213,040	$88,320	(529,539)
Net realized gains	446,082	1,273,585	12,296,081	71,138
Net change in unrealized appreciation/
depreciation	(14,923,804)	294,230	(41,793,224)	(521,756)
(Decrease) increase in net assets
from operations	$(14,216,616)	$1,780,855	$(29,408,823)	(980,157)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$5,776,291	$14,466,914	$70,719,253	65,846,491
Net transfers between Sub-Accounts
and/or Fixed Account	1,942,875	6,859,478	29,257,306	18,942,858
Withdrawals, surrenders, annuitizations
and contract charges	(2,038,638)	(1,646,550)	(5,757,328)	(834,864)
Net accumulation activity	$5,680,528	$19,679,842	$94,219,231	83,954,485

Annuitization Activity:
Annuitizations	$-	$-	$8,563	-
Annuity payments and contract charges	-	-	(1,425)	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	(520)	-
Net annuitization activity	$-	$-	$6,618	-

Increase in net assets from
contract owner transactions	$5,680,528	$19,679,842	$94,225,849	83,954,485

(Decrease) increase in net assets	$(8,536,088)	$21,460,697	$64,817,026	82,974,328

Net Assets:
Beginning of year	$36,444,849	$14,984,152	$82,974,328	-
End of year	$27,908,761	$36,444,849	$147,791,354	82,974,328

Unit Transactions:
Beginning of year	2,944,857	1,308,908	7,791,583	-
Purchased	558,273	1,266,324	7,561,266	6,114,623
Transferred between Sub-Accounts
and/or Fixed Account	113,120	570,795	2,729,302	1,758,234
Withdrawn, Surrendered, and Annuitized	(203,828)	(201,170)	(696,812)	(81,274)
End of year	3,412,422	2,944,857	17,385,339	7,791,583

[2] For the period March 5, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	S17		ISC
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2008[1]	2007	2008	2007[2]
Operations:
Net investment income	$666,897	$-	$1,816,292	$74,901
Net realized gains (losses)	569,122	-	(1,064,569)	8,540
Net change in unrealized appreciation/
depreciation	(10,375,104)	-	(18,667,396)	(761,148)
Decrease in net assets
from operations	$(9,139,085)	$-	$(17,915,673)	$(677,707)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$26,046,471	$-	$15,644,681	$30,398,015
Net transfers between Sub-Accounts
and/or Fixed Account	18,954,776	-	12,988,301	11,488,143
Withdrawals, surrenders, annuitizations
and contract charges	(911,798)	-	(2,928,798)	(664,275)
Net accumulation activity	$44,089,449	$-	$25,704,184	$41,221,883

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets from
contract owner transactions	$44,089,449	$-	$25,704,184	$41,221,883

Increase in net assets	$34,950,364	$-	$7,788,511	$40,544,176

Net Assets:
Beginning of year	$-	$-	$40,544,176	$-
End of year	$34,950,364	$-	$48,332,687	$40,544,176

Unit Transactions:
Beginning of year	-	-	3,983,472	-
Purchased	2,976,096	-	1,738,512	2,940,282
Transferred between Sub-Accounts
and/or Fixed Account	2,102,928	-	1,501,870	1,112,795
Withdrawn, Surrendered, and Annuitized	(112,126)	-	(358,418)	(69,605)
End of year	4,966,898	-	6,865,436	3,983,472

[1]For the period March 10, 2008 (commencement of operations) through December 31, 2008.
[2]For the period March 5, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FVS		SIC
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007[2]
Operations:
Net investment (loss) income	$(188,229)	$(433,590)	$407,543	$29,959
Net realized gains (losses)	132,380	4,534,158	(279,591)	(20,264)
Net change in unrealized appreciation/
depreciation	(11,450,701)	(6,169,357)	(1,292,953)	39,345
(Decrease) increase in net assets
from operations	$(11,506,550)	$(2,068,789)	$(1,165,001)	$49,040

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,744,650	$10,658,874	$2,545,705	$3,745,076
Net transfers between Sub-Accounts
and/or Fixed Account	(1,915,768)	504,856	2,733,783	2,251,144
Withdrawals, surrenders, annuitizations
and contract charges	(3,458,899)	(3,415,384)	(861,124)	(299,873)
Net accumulation activity	$(3,630,017)	$7,748,346	$4,418,364	$5,696,347

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(2,109)	(2,555)	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	283	(198)	-	-
Net annuitization activity	$(1,826)	$(2,753)	$-	$-

(Decrease) increase in net assets from
contract owner transactions	$(3,631,843)	$7,745,593	$4,418,364	$5,696,347

(Decrease) increase in net assets	$(15,138,393)	$5,676,804	$3,253,363	$5,745,387

Net Assets:
Beginning of year	$37,692,750	$32,015,946	$5,745,387	$-
End of year	$22,554,357	$37,692,750	$8,998,750	$5,745,387

Unit Transactions:
Beginning of year	1,960,878	1,597,154	556,077	-
Purchased	110,553	509,404	264,839	365,706
Transferred between Sub-Accounts
and/or Fixed Account	(84,884)	22,542	270,798	220,113
Withdrawn, Surrendered, and Annuitized	(206,945)	(168,222)	(93,821)	(29,742)
End of year	1,779,602	1,960,878	997,893	556,077

[2] For the period March 5, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FMS		TDM
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$1,977,856	$(342,306)	$681,094	$61,504
Net realized gains	4,181,074	5,128,408	7,539,557	3,279,418
Net change in unrealized appreciation/
depreciation	(60,794,808)	(5,239,071)	(58,443,997)	4,586,525
(Decrease) increase in net assets
from operations	$(54,635,878)	$(452,969)	$(50,223,346)	$7,927,447

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$46,529,219	$49,979,954	$8,481,585	$54,816,444
Net transfers between Sub-Accounts
and/or Fixed Account	22,594,745	9,701,085	18,182,212	9,311,256
Withdrawals, surrenders, annuitizations
and contract charges	(9,145,113)	(6,142,981)	(3,833,734)	(1,417,777)
Net accumulation activity	$59,978,851	$53,538,058	$22,830,063	$62,709,923

Annuitization Activity:
Annuitizations	$5,396	$-	$-	$-
Annuity payments and contract charges	(2,461)	(2,429)	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	193	(260)	-	-
Net annuitization activity	$3,128	$(2,689)	$-	$-

Increase in net assets from
contract owner transactions	$59,981,979	$53,535,369	$22,830,063	$62,709,923

Increase (decrease) in net assets	$5,346,101	$53,082,400	$(27,393,283)	$70,637,370

Net Assets:
Beginning of year	$111,152,728	$58,070,328	$77,853,382	$7,216,012
End of year	$116,498,829	$111,152,728	$50,460,099	$77,853,382

Unit Transactions:
Beginning of year	6,318,116	3,368,514	4,360,786	511,631
Purchased	3,352,717	2,765,022	551,043	3,385,335
Transferred between Sub-Accounts
and/or Fixed Account	1,646,407	543,065	1,489,531	564,446
Withdrawn, Surrendered, and Annuitized	(657,752)	(358,485)	(322,636)	(100,626)
End of year	10,659,488	6,318,116	6,078,724	4,360,786
The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FTG		FTI
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$15,734	$(156,864)	$2,269,939	$987,772
Net realized gains	803,820	2,240,694	44,313,268	52,835,963
Net change in unrealized appreciation/
depreciation	(19,556,167)	(2,342,080)	(245,132,086)	10,086,338
(Decrease) increase in net assets
from operations	$(18,736,613)	$(258,250)	$(198,548,879)	$63,910,073

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$3,637,435	$18,162,024	$4,650,135	$53,353,349
Net transfers between Sub-Accounts
and/or Fixed Account	1,999,775	3,829,450	13,052,860	(29,738,016)
Withdrawals, surrenders, annuitizations
and contract charges	(3,351,101)	(1,857,863)	(40,765,084)	(34,710,111)
Net accumulation activity	$2,286,109	$20,133,611	$(23,062,089)	$(11,094,778)

Annuitization Activity:
Annuitizations	$-	$-	$22,266	$95,020
Annuity payments and contract charges	-	-	(22,682)	(25,320)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	2,056	(4,550)
Net annuitization activity	$-	$-	$1,640	$65,150

Increase (decrease) in net assets
from contract owner transactions	$2,286,109	$20,133,611	$(23,060,449)	$(11,029,628)

(Decrease) increase in net assets	$(16,450,504)	$19,875,361	$(221,609,328)	$52,880,445

Net Assets:
Beginning of year	$41,968,435	$22,093,074	$502,292,060	$449,411,615
End of year	$25,517,931	$41,968,435	$280,682,732	$502,292,060

Unit Transactions:
Beginning of year	2,128,221	1,134,629	23,555,118	23,906,416
Purchased	218,730	895,454	248,952	2,770,455
Transferred between Sub-Accounts
and/or Fixed Account	135,003	192,070	1,040,484	(1,380,657)
Withdrawn, Surrendered, and Annuitized	(206,623)	(93,932)	(2,369,116)	(1,741,096)
End of year	2,275,331	2,128,221	22,475,438	23,555,118

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	HVD		HVG
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[4]	2007	2008[4]	2007
Operations:
Net investment income	$71,900	$-	$321	$-
Net realized gains	7,133	-	6,954	-
Net change in unrealized appreciation/
depreciation	(271,578)	-	(93,661)	-
Decrease in net assets
from operations	$(192,545)	$-	$(86,386)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$480,866	$-	$148,191	$-
Net transfers between Sub-Accounts
and/or Fixed Account	548,008	-	214,411	-
Withdrawals, surrenders, annuitizations
and contract charges	(13,812)	-	(4,845)	-
Net accumulation activity	$1,015,062	$-	$357,757	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets from
contract owner transactions	$1,015,062	$-	$357,757	$-

Increase in net assets	$822,517	$-	$271,371	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$822,517	$-	$271,371	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	50,916	-	15,612	-
Transferred between Sub-Accounts
and/or Fixed Account	67,208	-	28,394	-
Withdrawn, Surrendered, and Annuitized	(1,851)	-	(685)	-
End of year	116,273	-	43,321	-

[4]Commencement of operations was December 17, 2007; first activity in 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	HVI		HVE
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[4]	2007	2008[4]	2007
Operations:
Net investment income	$19,629	$-	$19,487	$-
Net realized gains (losses)	2,813	-	(15,444)	-
Net change in unrealized appreciation/
depreciation	(125,824)	-	(341,236)	-
Decrease in net assets
from operations	$(103,382)	$-	$(337,193)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$259,529	$-	$853,656	$-
Net transfers between Sub-Accounts
and/or Fixed Account	288,756	-	417,751	-
Withdrawals, surrenders, annuitizations
and contract charges	(3,941)	-	(10,353)	-
Net accumulation activity	$544,344	$-	$1,261,054	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets from
contract owner transactions	$544,344	$-	$1,261,054	$-

Increase in net assets	$440,962	$-	$923,861	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$440,962	$-	$923,861	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	30,656	-	98,524	-
Transferred between Sub-Accounts
and/or Fixed Account	41,002	-	56,584	-
Withdrawn, Surrendered, and Annuitized	(553)	-	(1,565)	-
End of year	71,105	-	153,543	-

[4] Commencement of operations was December 17, 2007; first activity in 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	HVM		HVC
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008 [4]	2007	2008 [4]	2007
Operations:
Net investment income	$95	$-	$813	$-
Net realized (losses) gains	(34)	-	3,158	-
Net change in unrealized appreciation/
depreciation	(3,237)	-	(142,507)	-
Decrease in net assets
from operations	$(3,176)	$-	$(138,536)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$12,239	$-	$337,479	$-
Net transfers between Sub-Accounts
and/or Fixed Account	1,031	-	200,938	-
Withdrawals, surrenders, annuitizations
and contract charges	(47)	-	(4,070)	-
Net accumulation activity	$13,223	$-	$534,347	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets from
contract owner transactions	$13,223	$-	$534,347	$-

Increase in net assets	$10,047	$-	$395,811	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$10,047	$-	$395,811	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	1,331	-	37,215	-
Transferred between Sub-Accounts
and/or Fixed Account	197	-	27,646	-
Withdrawn, Surrendered, and Annuitized	(7)	-	(572)	-
End of year	1,521	-	64,289	-

[4]Commencement of operations was December 17, 2007; first activity in 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	HVS		HVN
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[4]	2007	2008[4]	2007
Operations:
Net investment income (loss)	$6,958	$-	$(607)	$-
Net realized (losses) gains	(561)	-	3,226	-
Net change in unrealized appreciation/
depreciation	(6,582)	-	(79,227)	-
Decrease in net assets
from operations	$(185)	$-	$(76,608)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$73,935	$-	$91,003	$-
Net transfers between Sub-Accounts
and/or Fixed Account	37,148	-	166,681	-
Withdrawals, surrenders, annuitizations
and contract charges	(1,573)	-	(3,532)	-
Net accumulation activity	$109,510	$-	$254,152	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets from
contract owner transactions	$109,510	$-	$254,152	$-

Increase in net assets	$109,325	$-	$177,544	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$109,325	$-	$177,544	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	7,272	-	11,760	-
Transferred between Sub-Accounts
and/or Fixed Account	3,660	-	25,758	-
Withdrawn, Surrendered, and Annuitized	(156)	-	(531)	-
End of year	10,776	-	36,987	-

[4]Commencement of operations was December 17, 2007; first activity in 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	HRS		HVR
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[4]	2007	2008[4]	2007
Operations:
Net investment income	$258	$-	$2,031	$-
Net realized (losses) gains	(2,002)	-	3,651	-
Net change in unrealized appreciation/
depreciation	(76,648)	-	(49,137)	-
Decrease in net assets
from operations	$(78,392)	$-	$(43,455)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$144,185	$-	$116,491	$-
Net transfers between Sub-Accounts
and/or Fixed Account	100,073	-	62,180	-
Withdrawals, surrenders, annuitizations
and contract charges	(1,648)	-	(1,131)	-
Net accumulation activity	$242,610	$-	$177,540	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets from
contract owner transactions	$242,610	$-	$177,540	$-

Increase in net assets	$164,218	$-	$134,085	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$164,218	$-	$134,085	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	16,935	-	13,829	-
Transferred between Sub-Accounts
and/or Fixed Account	17,422	-	9,273	-
Withdrawn, Surrendered, and Annuitized	(318)	-	(167)	-
End of year	34,039	-	22,935	-

[4]Commencement of operations was December 17, 2007; first activity in 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	HSS		LRE
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[4]	2007	2008[1]	2007
Operations:
Net investment (loss) income	$(2,602)	$-	$398,238	$-
Net realized gains	10	-	723,164	-
Net change in unrealized appreciation/
depreciation	(186,766)	-	(8,418,181)	-
Decrease in net assets
from operations	$(189,358)	$-	$(7,296,779)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$521,376	$-	$11,306,888	$-
Net transfers between Sub-Accounts
and/or Fixed Account	311,607	-	10,270,114	-
Withdrawals, surrenders, annuitizations
and contract charges	(7,794)	-	(304,833)	-
Net accumulation activity	$825,189	$-	$21,272,169	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets from
contract owner transactions	$825,189	$-	$21,272,169	$-

Increase in net assets	$635,831	$-	$13,975,390	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$635,831	$-	$13,975,390	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	62,076	-	1,252,181	-
Transferred between Sub-Accounts
and/or Fixed Account	46,432	-	1,343,835	-
Withdrawn, Surrendered, and Annuitized	(1,195)	-	(56,050)	-
End of year	107,313	-	2,539,966	-

[1] For the period March 10, 2008 (commencement of operations) through December 31, 2008.
[4] Commencement of operations was December 17, 2007; first activity in 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	LAV		LA1
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(353,471)	$(330,019)	$(863,144)	$(847,064)
Net realized (losses) gains	(52,378)	2,063,671	(8,366,832)	38,153,073
Net change in unrealized appreciation/
depreciation	(10,031,393)	(667,540)	(201,435,486)	(34,847,567)
(Decrease) increase in net assets
from operations	$(10,437,242)	$1,066,112	$(210,665,462)	$2,458,442

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$4,044,014	$9,053,961	$31,107,793	$205,629,540
Net transfers between Sub-Accounts
and/or Fixed Account	4,382,778	1,369,043	39,918,288	50,319,395
Withdrawals, surrenders, annuitizations
and contract charges	(2,542,178)	(1,610,844)	(40,103,081)	(27,857,693)
Net accumulation activity	$5,884,614	$8,812,160	$30,923,000	$228,091,242

Annuitization Activity:
Annuitizations	$-	$-	$41,398	$49,368
Annuity payments and contract charges	-	-	(20,148)	(23,159)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	1,679	(3,745)
Net annuitization activity	$-	$-	$22,929	$22,464

Increase in net assets
from contract owner transactions	$5,884,614	$8,812,160	$30,945,929	$228,113,706

(Decrease) increase in net assets	$(4,552,628)	$9,878,272	$(179,719,533)	$230,572,148

Net Assets:
Beginning of year	$31,216,819	$21,338,547	$537,440,084	$306,867,936
End of year	$26,664,191	$31,216,819	$357,720,551	$537,440,084

Unit Transactions:
Beginning of year	2,132,144	1,530,051	30,273,162	17,651,095
Purchased	316,272	631,107	1,906,613	11,423,326
Transferred between Sub-Accounts
and/or Fixed Account	361,154	95,287	2,806,891	2,819,498
Withdrawn, Surrendered, and Annuitized	(211,885)	(124,301)	(2,781,787)	(1,620,757)
End of year	2,597,685	2,132,144	32,204,879	30,273,162
The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	LA9		LA2
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(1,006,977)	$(1,265,255)	$(390,012)	$(1,323,219)
Net realized gains (losses)	1,232,206	9,625,547	(4,962,831)	15,923,908
Net change in unrealized appreciation/
depreciation	(26,424,788)	3,808,816	(34,204,061)	(17,131,349)
(Decrease) increase in net assets
from operations	$(26,199,559)	$12,169,108	$(39,556,904)	$(2,530,660)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,440,527	$9,122,992	$2,320,735	$26,776,365
Net transfers between Sub-Accounts
and/or Fixed Account	(2,302,412)	(2,720,890)	(3,514,863)	5,830,515
Withdrawals, surrenders, annuitizations
and contract charges	(5,350,506)	(4,715,038)	(7,143,628)	(6,701,760)
Net accumulation activity	$(6,212,391)	$1,687,064	$(8,337,756)	$25,905,120

Annuitization Activity:
Annuitizations	$2,706	$19,022	$-	$17,799
Annuity payments and contract charges	(2,750)	(3,080)	(6,224)	(8,160)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	217	(687)	723	(890)
Net annuitization activity	$173	$15,255	$(5,501)	$8,749

(Decrease) increase in net assets
from contract owner transactions	$(6,212,218)	$1,702,319	$(8,343,257)	$25,913,869

(Decrease) increase in net assets	$(32,411,777)	$13,871,427	$(47,900,161)	$23,383,209

Net Assets:
Beginning of year	$73,578,930	$59,707,503	$105,217,891	$81,834,682
End of year	$41,167,153	$73,578,930	$57,317,730	$105,217,891

Unit Transactions:
Beginning of year	5,069,578	4,902,578	5,809,005	4,471,238
Purchased	117,981	704,682	145,834	1,393,672
Transferred between Sub-Accounts
and/or Fixed Account	(65,185)	(184,572)	(157,247)	306,849
Withdrawn, Surrendered, and Annuitized	(453,734)	(353,110)	(493,622)	(362,754)
End of year	4,668,640	5,069,578	5,303,970	5,809,005

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MF7		BDS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$3,412,291	$3,077,639	$4,873,128	$5,426,215
Net realized losses	(5,681,049)	(1,907,910)	(5,759,247)	(2,957,466)
Net change in unrealized appreciation/
depreciation	(6,057,075)	92,715	(9,346,634)	(191,419)
(Decrease) increase in net assets
from operations	$(8,325,833)	$1,262,444	$(10,232,753)	$2,277,330

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$5,232,449	$6,335,834	$1,783,121	$1,979,571
Net transfers between Sub-Accounts
and/or Fixed Account	(7,768,166)	4,553,418	(37,974)	7,014,116
Withdrawals, surrenders, annuitizations
and contract charges	(14,650,809)	(11,189,614)	(26,000,713)	(26,308,757)
Net accumulation activity	$(17,186,526)	$(300,362)	$(24,255,566)	$(17,315,070)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(1,683)	(1,737)	(25,647)	(137,975)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	31	(135)	(162,950)	23,794
Net annuitization activity	$(1,652)	$(1,872)	$(188,597)	$(114,181)

Decrease in net assets
from contract owner transactions	$(17,188,178)	$(302,234)	$(24,444,163)	$(17,429,251)

(Decrease) increase in net assets	$(25,514,011)	$960,210	$(34,676,916)	$(15,151,921)

Net Assets:
Beginning of year	$76,655,526	$75,695,316	$103,879,319	$119,031,240
End of year	$51,141,515	$76,655,526	$69,202,403	$103,879,319

Unit Transactions:
Beginning of year	6,110,178	6,133,332	6,896,916	8,059,857
Purchased	440,599	512,582	123,349	133,647
Transferred between Sub-Accounts
and/or Fixed Account	(699,451)	285,146	(43,538)	450,029
Withdrawn, Surrendered, and Annuitized	(1,215,861)	(820,882)	(1,773,630)	(1,746,617)
End of year	4,635,465	6,110,178	5,203,097	6,896,916

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MFD		CAS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(283,740)	$(429,027)	$(2,630,916)	$(5,074,076)
Net realized gains (losses)	434,277	2,025,567	(6,094,948)	(2,422,855)
Net change in unrealized appreciation/
depreciation	(9,491,636)	911,005	(120,415,245)	46,886,276
(Decrease) increase in net assets
from operations	$(9,341,099)	$2,507,545	$(129,141,109)	$39,389,345

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$193,802	$367,977	$2,636,370	$3,732,036
Net transfers between Sub-Accounts
and/or Fixed Account	372,832	(864,626)	(6,463,854)	(16,997,326)
Withdrawals, surrenders, annuitizations
and contract charges	(3,075,229)	(4,841,668)	(55,119,482)	(90,428,470)
Net accumulation activity	$(2,508,595)	$(5,338,317)	$(58,946,966)	$(103,693,760)

Annuitization Activity:
Annuitizations	$-	$-	$86,241	$136,869
Annuity payments and contract charges	(4,668)	(2,014)	(398,117)	(463,905)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	961	(370)	330,295	(223,011)
Net annuitization activity	$(3,707)	$(2,384)	$18,419	$(550,047)

Decrease in net assets
from contract owner transactions	$(2,512,302)	$(5,340,701)	$(58,928,547)	$(104,243,807)

Decrease in net assets	$(11,853,401)	$(2,833,156)	$(188,069,656)	$(64,854,462)

Net Assets:
Beginning of year	$26,279,858	$29,113,014	$385,511,764	$450,366,226
End of year	$14,426,457	$26,279,858	$197,442,108	$385,511,764

Unit Transactions:
Beginning of year	2,498,904	3,012,379	26,120,429	33,490,792
Purchased	21,804	33,040	238,947	269,669
Transferred between Sub-Accounts
and/or Fixed Account	59,727	(88,522)	(533,621)	(1,149,494)
Withdrawn, Surrendered, and Annuitized	(354,726)	(457,993)	(4,962,885)	(6,490,538)
End of year	2,225,709	2,498,904	20,862,870	26,120,429

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MFF		EGS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(258,827)	$(320,760)	$(2,132,796)	$(3,646,903)
Net realized gains	1,015,631	1,779,941	4,690,204	5,549,744
Net change in unrealized appreciation/
depreciation	(8,036,470)	2,007,977	(82,452,921)	43,565,601
(Decrease) increase in net assets
from operations	$(7,279,666)	$3,467,158	$(79,895,513)	$45,468,442

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$153,789	$625,216	$1,475,192	$1,832,860
Net transfers between Sub-Accounts
and/or Fixed Account	(561,520)	317,096	(5,032,629)	(15,262,692)
Withdrawals, surrenders, annuitizations
and contract charges	(1,796,194)	(2,457,485)	(35,101,251)	(57,096,418)
Net accumulation activity	$(2,203,925)	$(1,515,173)	$(38,658,688)	$(70,526,250)

Annuitization Activity:
Annuitizations	$-	$-	$40,290	$58,636
Annuity payments and contract charges	-	-	(98,557)	(110,643)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	193	(89)	(30,269)	(14,286)
Net annuitization activity	$193	$(89)	$(88,536)	$(66,293)

Decrease in net assets
from contract owner transactions	$(2,203,732)	$(1,515,262)	$(38,747,224)	$(70,592,543)

(Decrease) increase in net assets	$(9,483,398)	$1,951,896	$(118,642,737)	$(25,124,101)

Net Assets:
Beginning of year	$20,689,801	$18,737,905	$238,240,356	$263,364,457
End of year	$11,206,403	$20,689,801	$119,597,619	$238,240,356

Unit Transactions:
Beginning of year	1,464,903	1,615,364	18,485,750	24,616,070
Purchased	12,588	40,530	134,399	157,539
Transferred between Sub-Accounts
and/or Fixed Account	(9,646)	6,662	(439,170)	(1,537,134)
Withdrawn, Surrendered, and Annuitized	(151,677)	(197,653)	(3,565,193)	(4,750,725)
End of year	1,316,168	1,464,903	14,615,786	18,485,750

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	EM1		EME
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(89,308)	$45,889	$(19,169)	$519,661
Net realized gains	1,827,986	5,776,088	13,369,491	31,261,715
Net change in unrealized appreciation/
depreciation	(13,231,511)	230,838	(56,384,021)	(5,566,348)
(Decrease) increase in net assets
from operations	$(11,492,833)	$6,052,815	$(43,033,699)	$26,215,028

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$427,656	$1,378,748	$754,381	$847,037
Net transfers between Sub-Accounts
and/or Fixed Account	(1,139,315)	(407,570)	(6,895,802)	(2,681,541)
Withdrawals, surrenders, annuitizations
and contract charges	(2,321,644)	(2,749,338)	(12,838,118)	(20,077,214)
Net accumulation activity	$(3,033,303)	$(1,778,160)	$(18,979,539)	$(21,911,718)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(35,994)	(39,502)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	93,690	(40,001)
Net annuitization activity	$-	$-	$57,696	$(79,503)

Decrease in net assets
from contract owner transactions	$(3,033,303)	$(1,778,160)	$(18,921,843)	$(21,991,221)

(Decrease) increase in net assets	$(14,526,136)	$4,274,655	$(61,955,542)	$4,223,807

Net Assets:
Beginning of year	$22,821,441	$18,546,786	$91,911,417	$87,687,610
End of year	$8,295,305	$22,821,441	$29,955,875	$91,911,417

Unit Transactions:
Beginning of year	808,424	813,675	2,587,959	3,300,914
Purchased	37,766	95,301	26,217	28,721
Transferred between Sub-Accounts
and/or Fixed Account	(27,134)	11,246	(262,738)	(95,926)
Withdrawn, Surrendered, and Annuitized	(108,614)	(111,798)	(451,211)	(645,750)
End of year	710,442	808,424	1,900,227	2,587,959

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	GG1		GGS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$334,522	$7,594	$2,380,081	$212,967
Net realized losses	(18,880)	(43,581)	(128,899)	(1,005,448)
Net change in unrealized appreciation/
depreciation	101,929	280,616	543,522	3,087,661
Increase in net assets
from operations	$417,571	$244,629	$2,794,704	$2,295,180

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$22,451	$76,010	$386,741	$259,192
Net transfers between Sub-Accounts
and/or Fixed Account	2,879,324	288,035	4,000,299	1,729,548
Withdrawals, surrenders, annuitizations
and contract charges	(1,019,430)	(346,259)	(7,270,167)	(6,797,944)
Net accumulation activity	$1,882,345	$17,786	$(2,883,127)	$(4,809,204)

Annuitization Activity:
Annuitizations	$-	$-	$-	$10,069
Annuity payments and contract charges	(1,918)	(1,771)	(32,555)	(24,435)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	(200)	(189)	(3,453)	(14,231)
Net annuitization activity	$(2,118)	$(1,960)	$(36,008)	$(28,597)

Increase (decrease) in net assets
from contract owner transactions	$1,880,227	$15,826	$(2,919,135)	$(4,837,801)

Increase (decrease) in net assets	$2,297,798	$260,455	$(124,431)	$(2,542,621)

Net Assets:
Beginning of year	$4,022,897	$3,762,442	$33,658,588	$36,201,209
End of year	$6,320,695	$4,022,897	$33,534,157	$33,658,588

Unit Transactions:
Beginning of year	284,890	283,792	1,951,821	2,234,976
Purchased	1,503	5,766	21,886	15,722
Transferred between Sub-Accounts
and/or Fixed Account	193,924	21,311	239,251	114,644
Withdrawn, Surrendered, and Annuitized	(69,772)	(25,979)	(429,606)	(413,521)
End of year	410,545	284,890	1,783,352	1,951,821

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	GG2		GGR
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(55,664)	$(13,724)	$(342,361)	$357,226
Net realized gains	381,864	763,954	6,734,323	12,581,196
Net change in unrealized appreciation/
depreciation	(3,562,424)	155,493	(50,035,265)	2,129,750
(Decrease) increase in net assets
from operations	$(3,236,224)	$905,723	$(43,643,303)	$15,068,172

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$85,146	$240,942	$1,163,208	$1,041,532
Net transfers between Sub-Accounts
and/or Fixed Account	203,820	70,960	(4,415,619)	(2,083,948)
Withdrawals, surrenders, annuitizations
and contract charges	(1,038,946)	(1,248,858)	(18,518,169)	(29,513,166)
Net accumulation activity	$(749,980)	$(936,956)	$(21,770,580)	$(30,555,582)

Annuitization Activity:
Annuitizations	$-	$-	$-	$57,741
Annuity payments and contract charges	(2,049)	(2,372)	(93,742)	(102,476)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	385	(352)	(39,457)	(308)
Net annuitization activity	$(1,664)	$(2,724)	$(133,199)	$(45,043)

Decrease in net assets
from contract owner transactions	$(751,644)	$(939,680)	$(21,903,779)	$(30,600,625)

Decrease in net assets	$(3,987,868)	$(33,957)	$(65,547,082)	$(15,532,453)

Net Assets:
Beginning of year	$8,590,818	$8,624,775	$124,791,013	$140,323,466
End of year	$4,602,950	$8,590,818	$59,243,931	$124,791,013

Unit Transactions:
Beginning of year	494,318	548,900	5,626,403	7,063,308
Purchased	4,938	13,397	73,119	53,165
Transferred between Sub-Accounts
and/or Fixed Account	4,579	6,233	(308,710)	(76,521)
Withdrawn, Surrendered, and Annuitized	(63,167)	(74,212)	(1,067,505)	(1,413,549)
End of year	440,668	494,318	4,323,307	5,626,403

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	GT2		GTR
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$633,313	$89,789	$4,671,527	$1,175,198
Net realized gains	673,413	2,366,012	9,908,542	20,435,227
Net change in unrealized appreciation/
depreciation	(4,518,492)	(1,201,886)	(35,473,195)	(10,966,142)
(Decrease) increase in net assets
from operations	$(3,211,766)	$1,253,915	$(20,893,126)	$10,644,283

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$181,990	$528,470	$1,313,369	$1,179,483
Net transfers between Sub-Accounts
and/or Fixed Account	(1,796,991)	2,194,451	(5,436,060)	3,413,309
Withdrawals, surrenders, annuitizations
and contract charges	(2,591,327)	(2,491,669)	(25,421,666)	(30,965,381)
Net accumulation activity	$(4,206,328)	$231,252	$(29,544,357)	$(26,372,589)

Annuitization Activity:
Annuitizations	$-	$-	$38,917	$64,849
Annuity payments and contract charges	(2,135)	(2,271)	(98,702)	(130,860)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	38	(263)	53,124	(28,067)
Net annuitization activity	$(2,097)	$(2,534)	$(6,661)	$(94,078)

(Decrease) increase in net assets
from contract owner transactions	$(4,208,425)	$228,718	$(29,551,018)	$(26,466,667)

(Decrease) increase in net assets	$(7,420,191)	$1,482,633	$(50,444,144)	$(15,822,384)

Net Assets:
Beginning of year	$19,774,396	$18,291,763	$140,411,531	$156,233,915
End of year	$12,354,205	$19,774,396	$89,967,387	$140,411,531

Unit Transactions:
Beginning of year	1,161,693	1,149,650	6,117,487	7,258,332
Purchased	11,074	30,920	62,958	57,936
Transferred between Sub-Accounts
and/or Fixed Account	(133,551)	129,881	(316,814)	200,728
Withdrawn, Surrendered, and Annuitized	(165,258)	(148,758)	(1,265,341)	(1,399,509)
End of year	873,958	1,161,693	4,598,290	6,117,487
The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MFK		GSS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$8,882,499	$8,575,850	$9,515,131	$9,406,899
Net realized losses	(271,475)	(3,552,381)	(4,206,481)	(5,789,686)
Net change in unrealized appreciation/
depreciation	8,341,737	9,328,731	10,115,961	10,692,666
Increase in net assets
from operations	$16,952,761	$14,352,200	$15,424,611	$14,309,879

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$18,938,384	$20,690,626	$3,333,866	$4,066,786
Net transfers between Sub-Accounts
and/or Fixed Account	(41,727,641)	6,362,810	7,830,704	5,388,539
Withdrawals, surrenders, annuitizations
and contract charges	(39,435,693)	(31,968,523)	(60,110,743)	(59,410,627)
Net accumulation activity	$(62,224,950)	$(4,915,087)	$(48,946,173)	$(49,955,302)

Annuitization Activity:
Annuitizations	$35,445	$11,994	$67,828	$248,454
Annuity payments and contract charges	(24,472)	(19,668)	(432,403)	(286,679)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	(4,578)	(4,302)	(285,595)	20,897
Net annuitization activity	$6,395	$(11,976)	$(650,170)	$(17,328)

Decrease in net assets
from contract owner transactions	$(62,218,555)	$(4,927,063)	$(49,596,343)	$(49,972,630)

(Decrease) increase in net assets	$(45,265,794)	$9,425,137	$(34,171,732)	$(35,662,751)

Net Assets:
Beginning of year	$281,758,050	$272,332,913	$247,658,015	$283,320,766
End of year	$236,492,256	$281,758,050	$213,486,283	$247,658,015

Unit Transactions:
Beginning of year	24,954,225	25,308,705	15,336,252	18,582,159
Purchased	1,663,753	1,940,859	211,353	259,281
Transferred between Sub-Accounts
and/or Fixed Account	(3,564,923)	571,437	364,570	342,298
Withdrawn, Surrendered, and Annuitized	(3,429,129)	(2,866,776)	(3,781,733)	(3,847,486)
End of year	19,623,926	24,954,225	12,130,442	15,336,252

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MFC		HYS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$8,681,464	$6,668,419	$9,267,135	$10,368,657
Net realized (losses) gains	(7,445,076)	(339,994)	(7,617,904)	423,897
Net change in unrealized appreciation/
depreciation	(36,952,373)	(6,741,766)	(37,148,994)	(9,411,284)
(Decrease) increase in net assets
from operations	$(35,715,985)	$(413,341)	$(35,499,763)	$1,381,270

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$4,922,577	$25,582,682	$1,406,391	$1,785,028
Net transfers between Sub-Accounts
and/or Fixed Account	5,838,182	8,721,734	(4,053,813)	(5,930,991)
Withdrawals, surrenders, annuitizations
and contract charges	(16,382,513)	(16,039,152)	(28,399,802)	(38,001,842)
Net accumulation activity	$(5,621,754)	$18,265,264	$(31,047,224)	$(42,147,805)

Annuitization Activity:
Annuitizations	$11,842	$1,435	$1,626	$59,075
Annuity payments and contract charges	(14,113)	(8,093)	(86,404)	(91,381)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	558	(1,439)	101,980	(84,893)
Net annuitization activity	$(1,713)	$(8,097)	$17,202	$(117,199)

(Decrease) increase in net assets
from contract owner transactions	$(5,623,467)	$18,257,167	$(31,030,022)	$(42,265,004)

(Decrease) increase in net assets	$(41,339,452)	$17,843,826	$(66,529,785)	$(40,883,734)

Net Assets:
Beginning of year	$132,587,722	$114,743,896	$145,304,823	$186,188,557
End of year	$91,248,270	$132,587,722	$78,775,038	$145,304,823

Unit Transactions:
Beginning of year	9,231,715	8,020,269	8,811,448	11,347,579
Purchased	354,220	1,736,329	99,707	99,588
Transferred between Sub-Accounts
and/or Fixed Account	862,336	533,797	(193,800)	(339,736)
Withdrawn, Surrendered, and Annuitized	(1,277,823)	(1,058,680)	(1,971,800)	(2,295,983)
End of year	9,170,448	9,231,715	6,745,555	8,811,448

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	IG1		IGS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(113,288)	$(105,219)	$(92,371)	$(59,213)
Net realized gains	3,255,325	5,712,936	23,698,205	35,496,592
Net change in unrealized appreciation/
depreciation	(14,702,660)	(2,664,142)	(68,083,596)	(17,246,747)
(Decrease) increase in net assets
from operations	$(11,560,623)	$2,943,575	$(44,477,762)	$18,190,632

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,070,762	$3,425,925	$836,671	$1,179,946
Net transfers between Sub-Accounts
and/or Fixed Account	2,038,506	2,511,685	(1,380,089)	2,608,670
Withdrawals, surrenders, annuitizations
and contract charges	(2,523,450)	(3,347,246)	(20,503,955)	(28,493,641)
Net accumulation activity	$1,585,818	$2,590,364	$(21,047,373)	$(24,705,025)

Annuitization Activity:
Annuitizations	$-	$-	$1,594	$14,124
Annuity payments and contract charges	-	-	(49,092)	(39,524)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	374	(131)	10,258	(16,857)
Net annuitization activity	$374	$(131)	$(37,240)	$(42,257)

Increase (decrease) in net assets
from contract owner transactions	$1,586,192	$2,590,233	$(21,084,613)	$(24,747,282)

(Decrease) increase in net assets	$(9,974,431)	$5,533,808	$(65,562,375)	$(6,556,650)

Net Assets:
Beginning of year	$26,435,969	$20,902,161	$124,612,558	$131,169,208
End of year	$16,461,538	$26,435,969	$59,050,183	$124,612,558

Unit Transactions:
Beginning of year	1,455,023	1,126,228	6,494,572	7,850,731
Purchased	199,991	283,884	51,080	63,927
Transferred between Sub-Accounts
and/or Fixed Account	164,675	213,249	(93,143)	123,701
Withdrawn, Surrendered, and Annuitized	(174,149)	(168,338)	(1,289,710)	(1,543,787)
End of year	1,645,540	1,455,023	5,162,799	6,494,572

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MI1		MII
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(1,618,258)	$(859,883)	$(308,036)	$255,665
Net realized gains	3,615,254	6,574,607	7,155,091	28,602,214
Net change in unrealized appreciation/
depreciation	(82,613,237)	(5,527,663)	(38,034,612)	(21,344,562)
(Decrease) increase in net assets
from operations	$(80,616,241)	$187,061	$(31,187,557)	$7,513,317

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$28,581,425	$165,373,309	$1,154,450	$913,074
Net transfers between Sub-Accounts
and/or Fixed Account	20,304,253	35,794,844	(8,847,777)	1,768,872
Withdrawals, surrenders, annuitizations
and contract charges	(12,539,127)	(4,354,821)	(18,687,229)	(26,124,567)
Net accumulation activity	$36,346,551	$196,813,332	$(26,380,556)	$(23,442,621)

Annuitization Activity:
Annuitizations	$-	$-	$-	$9,734
Annuity payments and contract charges	-	-	(39,236)	(57,259)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	10,258	(9,974)
Net annuitization activity	$-	$-	$(28,978)	$(57,499)

Increase (decrease) in net assets
from contract owner transactions	$36,346,551	$196,813,332	$(26,409,534)	$(23,500,120)

(Decrease) increase in net assets	$(44,269,690)	$197,000,393	$(57,597,091)	$(15,986,803)

Net Assets:
Beginning of year	$211,701,396	$14,701,003	$113,714,035	$129,700,838
End of year	$167,431,706	$211,701,396	$56,116,944	$113,714,035

Unit Transactions:
Beginning of year	18,793,055	703,270	4,858,869	5,838,111
Purchased	2,859,836	15,207,992	54,924	39,770
Transferred between Sub-Accounts
and/or Fixed Account	2,042,763	3,258,596	(480,444)	104,829
Withdrawn, Surrendered, and Annuitized	(1,310,417)	(376,803)	(929,448)	(1,123,841)
End of year	22,385,237	18,793,055	3,503,901	4,858,869

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	M1B		MIS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(1,078,693)	$(1,562,711)	$(1,703,552)	$(3,294,802)
Net realized gains (losses)	2,788,643	6,019,760	(6,632,724)	(12,150,016)
Net change in unrealized appreciation/
depreciation	(37,352,516)	3,929,227	(84,123,832)	43,913,123
(Decrease) increase in net assets
from operations	$(35,642,566)	$8,386,276	$(92,460,108)	$28,468,305

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$680,678	$3,144,694	$2,207,393	$2,257,232
Net transfers between Sub-Accounts
and/or Fixed Account	(4,377,418)	33,103,692	(11,999,075)	9,684,829
Withdrawals, surrenders, annuitizations
and contract charges	(15,453,894)	(15,302,153)	(48,946,578)	(63,722,187)
Net accumulation activity	$(19,150,634)	$20,946,233	$(58,738,260)	$(51,780,126)

Annuitization Activity:
Annuitizations	$4,875	$-	$25,507	$22,807
Annuity payments and contract charges	(2,518)	(1,576)	(81,770)	(98,009)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	238	(350)	17,364	(17,600)
Net annuitization activity	$2,595	$(1,926)	$(38,899)	$(92,802)

(Decrease) increase in net assets
from contract owner transactions	$(19,148,039)	$20,944,307	$(58,777,159)	$(51,872,928)

(Decrease) increase in net assets	$(54,790,605)	$29,330,583	$(151,237,267)	$(23,404,623)

Net Assets:
Beginning of year	$107,971,328	$78,640,745	$286,174,371	$309,578,994
End of year	$53,180,723	$107,971,328	$134,937,104	$286,174,371

Unit Transactions:
Beginning of year	8,274,394	6,763,495	30,064,891	35,387,641
Purchased	62,052	248,522	262,998	248,716
Transferred between Sub-Accounts
and/or Fixed Account	(332,751)	2,464,393	(1,579,919)	1,294,892
Withdrawn, Surrendered, and Annuitized	(1,405,662)	(1,202,016)	(6,290,795)	(6,866,358)
End of year	6,598,033	8,274,394	22,457,175	30,064,891

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MFL		MIT
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(1,198,357)	$(2,374,685)	$540,899	$(1,755,896)
Net realized gains (losses)	4,919,127	10,464,466	(8,691,377)	7,368,859
Net change in unrealized appreciation/
depreciation	(105,695,711)	4,464,408	(184,796,740)	28,177,928
(Decrease) increase in net assets
from operations	$(101,974,941)	$12,554,189	$(192,947,218)	$33,790,891

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,291,743	$25,250,054	$4,721,444	$6,614,247
Net transfers between Sub-Accounts
and/or Fixed Account	(6,403,778)	4,979,728	(19,372,546)	(28,361,335)
Withdrawals, surrenders, annuitizations
and contract charges	(27,598,540)	(27,767,453)	(95,954,581)	(154,520,107)
Net accumulation activity	$(31,710,575)	$2,462,329	$(110,605,683)	$(176,267,195)

Annuitization Activity:
Annuitizations	$12,047	$71,145	$185,854	$248,090
Annuity payments and contract charges	(24,840)	(9,920)	(459,062)	(501,405)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	2,779	(3,135)	17,256	(82,245)
Net annuitization activity	$(10,014)	$58,090	$(255,952)	$(335,560)

(Decrease) increase in net assets
from contract owner transactions	$(31,720,589)	$2,520,419	$(110,861,635)	$(176,602,755)

(Decrease) increase in net assets	$(133,695,530)	$15,074,608	$(303,808,853)	$(142,811,864)

Net Assets:
Beginning of year	$310,717,943	$295,643,335	$616,787,038	$759,598,902
End of year	$177,022,413	$310,717,943	$312,978,185	$616,787,038

Unit Transactions:
Beginning of year	19,982,665	19,922,745	36,869,229	47,922,260
Purchased	171,640	1,599,468	339,416	423,587
Transferred between Sub-Accounts
and/or Fixed Account	(181,612)	318,232	(1,328,975)	(1,949,041)
Withdrawn, Surrendered, and Annuitized	(2,172,528)	(1,857,780)	(7,220,345)	(9,527,577)
End of year	17,800,165	19,982,665	28,659,325	36,869,229

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MC1		MCS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(374,680)	$(573,384)	$(451,751)	$(733,275)
Net realized gains	675,111	2,647,730	924,270	5,385,885
Net change in unrealized appreciation/
depreciation	(14,452,557)	671,488	(19,116,158)	(421,700)
(Decrease) increase in net assets
from operations	$(14,152,126)	$2,745,834	$(18,643,639)	$4,230,910

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$128,752	$451,083	$394,078	$512,450
Net transfers between Sub-Accounts
and/or Fixed Account	959,092	(1,214,252)	(3,014,995)	(2,429,252)
Withdrawals, surrenders, annuitizations
and contract charges	(4,585,968)	(5,661,933)	(7,849,494)	(10,858,112)
Net accumulation activity	$(3,498,124)	$(6,425,102)	$(10,470,411)	$(12,774,914)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(1,435)	(1,670)	(11,730)	(10,478)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	691	(219)	6,429	(506)
Net annuitization activity	$(744)	$(1,889)	$(5,301)	$(10,984)

Decrease in net assets
from contract owner transactions	$(3,498,868)	$(6,426,991)	$(10,475,712)	$(12,785,898)

Decrease in net assets	$(17,650,994)	$(3,681,157)	$(29,119,351)	$(8,554,988)

Net Assets:
Beginning of year	$31,670,209	$35,351,366	$44,914,140	$53,469,128
End of year	$14,019,215	$31,670,209	$15,794,789	$44,914,140

Unit Transactions:
Beginning of year	2,822,330	3,386,735	7,235,851	9,323,613
Purchased	13,264	35,543	78,545	82,591
Transferred between Sub-Accounts
and/or Fixed Account	200,951	(100,388)	(565,128)	(440,951)
Withdrawn, Surrendered, and Annuitized	(502,313)	(499,560)	(1,444,537)	(1,729,402)
End of year	2,534,232	2,822,330	5,304,731	7,235,851

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MCV		MM1
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(83,543)	$(292,547)	$38,827	$4,940,305
Net realized gains	833,445	1,645,318	-	-
Net change in unrealized appreciation/
depreciation	(8,800,826)	(1,229,576)	-	-
(Decrease) increase in net assets
from operations	$(8,050,924)	$123,195	$38,827	$4,940,305

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$70,626	$423,312	$23,242,209	$61,717,905
Net transfers between Sub-Accounts
and/or Fixed Account	95,431	456,673	83,305,534	56,182,300
Withdrawals, surrenders, annuitizations
and contract charges	(2,909,638)	(3,524,533)	(97,525,549)	(57,245,912)
Net accumulation activity	$(2,743,581)	$(2,644,548)	$9,022,194	$60,654,293

Annuitization Activity:
Annuitizations	$-	$-	$46,684	$2,397
Annuity payments and contract charges	(2,605)	(2,514)	(24,793)	(24,204)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	(29)	(811)	(1,711)	(2,041)
Net annuitization activity	$(2,634)	$(3,325)	$20,180	$(23,848)

(Decrease) increase in net assets
from contract owner transactions	$(2,746,215)	$(2,647,873)	$9,042,374	$60,630,445

(Decrease) increase in net assets	$(10,797,139)	$(2,524,678)	$9,081,201	$65,570,750

Net Assets:
Beginning of year	$21,843,631	$24,368,309	$219,489,293	$153,918,543
End of year	$11,046,492	$21,843,631	$228,570,494	$219,489,293

Unit Transactions:
Beginning of year	1,314,251	1,467,221	21,267,373	15,330,003
Purchased	4,651	23,721	2,297,262	6,167,044
Transferred between Sub-Accounts
and/or Fixed Account	51,127	25,867	7,867,748	5,016,618
Withdrawn, Surrendered, and Annuitized	(206,120)	(202,558)	(9,307,376)	(5,246,292)
End of year	1,163,909	1,314,251	22,125,007	21,267,373
The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MMS		M1A
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$1,155,321	$6,321,461	$(1,859,387)	$(2,459,736)
Net realized gains	-	-	18,358,239	8,818,705
Net change in unrealized appreciation/
depreciation	-	-	(65,625,870)	(5,628,373)
Increase (decrease) in net assets
from operations	$1,155,321	$6,321,461	$(49,127,018)	$730,596

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$6,291,820	$6,039,243	$891,468	$11,308,806
Net transfers between Sub-Accounts
and/or Fixed Account	152,542,706	141,114,496	(173,955)	8,506,963
Withdrawals, surrenders, annuitizations
and contract charges	(149,490,605)	(147,571,380)	(11,851,478)	(10,426,000)
Net accumulation activity	$9,343,921	$(417,641)	$(11,133,965)	$9,389,769

Annuitization Activity:
Annuitizations	$22,633	$257,183	$6,919	$28,288
Annuity payments and contract charges	(230,515)	(237,884)	(9,819)	(11,419)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	(12,854)	(27,582)	1,629	(1,408)
Net annuitization activity	$(220,736)	$(8,283)	$(1,271)	$15,461

Increase (decrease) in net assets
from contract owner transactions	$9,123,185	$(425,924)	$(11,135,236)	$9,405,230

Increase (decrease) in net assets	$10,278,506	$5,895,537	$(60,262,254)	$10,135,826

Net Assets:
Beginning of year	$188,524,112	$182,628,575	$138,196,204	$128,060,378
End of year	$198,802,618	$188,524,112	$77,933,950	$138,196,204

Unit Transactions:
Beginning of year	14,742,422	14,751,948	9,051,054	8,544,360
Purchased	489,634	477,864	66,647	683,806
Transferred between Sub-Accounts
and/or Fixed Account	12,352,255	10,788,463	426,403	522,343
Withdrawn, Surrendered, and Annuitized	(12,118,668)	(11,275,853)	(972,744)	(699,455)
End of year	15,465,643	14,742,422	8,571,360	9,051,054

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	NWD		RE1
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(1,038,678)	$(1,736,012)	$(290,271)	$(293,756)
Net realized gains	16,022,128	12,481,529	993,534	2,236,724
Net change in unrealized appreciation/
depreciation	(47,770,550)	(8,078,171)	(10,950,367)	1,175,042
(Decrease) increase in net assets
from operations	$(32,787,100)	$2,667,346	$(10,247,104)	$3,118,010

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$670,464	$1,056,526	$220,781	$837,414
Net transfers between Sub-Accounts
and/or Fixed Account	(3,338,961)	(3,235,178)	2,869,146	(489,934)
Withdrawals, surrenders, annuitizations
and contract charges	(17,891,055)	(26,834,328)	(3,211,199)	(3,879,835)
Net accumulation activity	$(20,559,552)	$(29,012,980)	$(121,272)	$(3,532,355)

Annuitization Activity:
Annuitizations	$1,463	$7,411	$2,311	$-
Annuity payments and contract charges	(39,276)	(48,833)	(2,397)	(2,154)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	10,136	(1,622)	360	(252)
Net annuitization activity	$(27,677)	$(43,044)	$274	$(2,406)

Decrease in net assets
from contract owner transactions	$(20,587,229)	$(29,056,024)	$(120,998)	$(3,534,761)

Decrease in net assets	$(53,374,329)	$(26,388,678)	$(10,368,102)	$(416,751)

Net Assets:
Beginning of year	$99,019,794	$125,408,472	$28,036,878	$28,453,629
End of year	$45,645,465	$99,019,794	$17,668,776	$28,036,878

Unit Transactions:
Beginning of year	8,362,104	10,624,368	1,853,837	2,112,711
Purchased	77,035	84,464	17,521	53,043
Transferred between Sub-Accounts
and/or Fixed Account	(222,597)	(245,156)	238,063	(38,054)
Withdrawn, Surrendered, and Annuitized	(1,848,764)	(2,101,572)	(268,994)	(273,863)
End of year	6,367,778	8,362,104	1,840,427	1,853,837

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	RES		RG1
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(1,420,920)	$(1,619,869)	$(331,331)	$(335,034)
Net realized gains	2,983,598	7,068,936	370,537	2,472,872
Net change in unrealized appreciation/
depreciation	(86,833,195)	26,413,830	(14,094,050)	(1,535,254)
(Decrease) increase in net assets
from operations	$(85,270,517)	$31,862,897	$(14,054,844)	$602,584

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,158,131	$2,286,679	$3,224,472	$3,850,512
Net transfers between Sub-Accounts
and/or Fixed Account	(8,593,874)	(11,505,580)	1,494,701	20,141,336
Withdrawals, surrenders, annuitizations
and contract charges	(36,664,982)	(62,360,691)	(3,778,401)	(2,768,458)
Net accumulation activity	$(43,100,725)	$(71,579,592)	$940,772	$21,223,390

Annuitization Activity:
Annuitizations	$78,735	$45,806	$-	$-
Annuity payments and contract charges	(121,412)	(197,292)	(6,810)	(7,133)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	47,287	(40,974)	1,429	(4,279)
Net annuitization activity	$4,610	$(192,460)	$(5,381)	$(11,412)

(Decrease) increase in net assets
from contract owner transactions	$(43,096,115)	$(71,772,052)	$935,391	$21,211,978

(Decrease) increase in net assets	$(128,366,632)	$(39,909,155)	$(13,119,453)	$21,814,562

Net Assets:
Beginning of year	$257,818,176	$297,727,331	$34,458,186	$12,643,624
End of year	$129,451,544	$257,818,176	$21,338,733	$34,458,186

Unit Transactions:
Beginning of year	14,094,806	18,185,522	2,707,973	979,416
Purchased	144,826	154,953	356,518	353,852
Transferred between Sub-Accounts
and/or Fixed Account	(629,050)	(641,942)	187,396	1,596,866
Withdrawn, Surrendered, and Annuitized	(2,553,461)	(3,603,727)	(368,351)	(222,161)
End of year	11,057,121	14,094,806	2,883,536	2,707,973

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	RGS		RI1
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(1,197,899)	$(1,906,348)	$(325,438)	$(1,451,257)
Net realized gains	4,178,345	21,505,040	21,760,071	27,563,445
Net change in unrealized appreciation/
depreciation	(73,406,212)	(15,660,361)	(103,123,422)	(8,532,154)
(Decrease) increase in net assets
from operations	$(70,425,766)	$3,938,331	$(81,688,789)	$17,580,034

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,708,130	$1,570,844	$7,332,010	$42,320,004
Net transfers between Sub-Accounts
and/or Fixed Account	(8,224,424)	161,515,167	6,997,669	(2,667,190)
Withdrawals, surrenders, annuitizations
and contract charges	(35,489,824)	(36,633,773)	(16,895,001)	(14,443,391)
Net accumulation activity	$(42,006,118)	$126,452,238	$(2,565,322)	$25,209,423

Annuitization Activity:
Annuitizations	$30,497	$44,855	$-	$50,551
Annuity payments and contract charges	(58,625)	(55,434)	(6,264)	(8,101)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	31,424	(108,983)	793	(1,705)
Net annuitization activity	$3,296	$(119,562)	$(5,471)	$40,745

(Decrease) increase in net assets
from contract owner transactions	$(42,002,822)	$126,332,676	$(2,570,793)	$25,250,168

(Decrease) increase in net assets	$(112,428,588)	$130,271,007	$(84,259,582)	$42,830,202

Net Assets:
Beginning of year	$208,241,408	$77,970,401	$191,456,875	$148,626,673
End of year	$95,812,820	$208,241,408	$107,197,293	$191,456,875

Unit Transactions:
Beginning of year	14,862,669	6,003,584	7,944,489	6,902,034
Purchased	147,953	99,747	341,746	1,806,168
Transferred between Sub-Accounts
and/or Fixed Account	(738,352)	11,383,393	457,684	(113,894)
Withdrawn, Surrendered, and Annuitized	(3,057,852)	(2,624,055)	(907,891)	(649,819)
End of year	11,214,418	14,862,669	7,836,028	7,944,489

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	RIS		SI1
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$246,778	$(360,469)	$998,687	$717,300
Net realized gains (losses)	16,064,125	27,384,938	(1,052,107)	(61,146)
Net change in unrealized appreciation/
depreciation	(52,344,850)	(14,987,861)	(2,187,017)	(314,549)
(Decrease) increase in net assets
from operations	$(36,033,947)	$12,036,608	$(2,240,437)	$341,605

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$795,703	$875,793	$328,780	$239,251
Net transfers between Sub-Accounts
and/or Fixed Account	(5,880,291)	(473,891)	(2,192,075)	(184,118)
Withdrawals, surrenders, annuitizations
and contract charges	(16,729,408)	(25,676,317)	(3,967,116)	(3,146,036)
Net accumulation activity	$(21,813,996)	$(25,274,415)	$(5,830,411)	$(3,090,903)

Annuitization Activity:
Annuitizations	$23,610	$8,672	$-	$-
Annuity payments and contract charges	(32,369)	(38,132)	(2,919)	(3,105)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	(21,842)	(5,942)	46	(279)
Net annuitization activity	$(30,601)	$(35,402)	$(2,873)	$(3,384)

Decrease in net assets
from contract owner transactions	$(21,844,597)	$(25,309,817)	$(5,833,284)	$(3,094,287)

Decrease in net assets	$(57,878,544)	$(13,273,209)	$(8,073,721)	$(2,752,682)

Net Assets:
Beginning of year	$98,199,663	$111,472,872	$18,942,966	$21,695,648
End of year	$40,321,119	$98,199,663	$10,869,245	$18,942,966

Unit Transactions:
Beginning of year	5,162,219	6,522,015	1,425,992	1,662,083
Purchased	55,466	49,462	27,757	17,967
Transferred between Sub-Accounts
and/or Fixed Account	(409,807)	(47,976)	(179,851)	(15,427)
Withdrawn, Surrendered, and Annuitized	(1,114,595)	(1,361,282)	(316,977)	(238,631)
End of year	3,693,283	5,162,219	956,921	1,425,992

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SIS		SVS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$2,706,773	$2,080,382	$(27,689)	$(14,978)
Net realized (losses) gains	(2,364,524)	(182,539)	(268,417)	853,455
Net change in unrealized appreciation/
depreciation	(5,950,212)	(894,533)	(2,132,093)	(1,096,675)
(Decrease) increase in net assets
from operations	$(5,607,963)	$1,003,310	$(2,428,199)	$(258,198)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$437,745	$338,126	$49,919	$139,421
Net transfers between Sub-Accounts
and/or Fixed Account	(1,559,022)	4,120,664	(1,218,727)	(266,580)
Withdrawals, surrenders, annuitizations
and contract charges	(11,297,463)	(10,118,336)	(1,058,301)	(1,388,128)
Net accumulation activity	$(12,418,740)	$(5,659,546)	$(2,227,109)	$(1,515,287)

Annuitization Activity:
Annuitizations	$-	$22,814	$-	$-
Annuity payments and contract charges	(25,301)	(29,674)	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	2,479	(206)	-	-
Net annuitization activity	$(22,822)	$(7,066)	$-	$-

Decrease in net assets
from contract owner transactions	$(12,441,562)	$(5,666,612)	$(2,227,109)	$(1,515,287)

Decrease in net assets	$(18,049,525)	$(4,663,302)	$(4,655,308)	$(1,773,485)

Net Assets:
Beginning of year	$48,007,878	$52,671,180	$7,210,023	$8,983,508
End of year	$29,958,353	$48,007,878	$2,554,715	$7,210,023

Unit Transactions:
Beginning of year	3,392,931	3,797,869	511,648	611,352
Purchased	32,281	24,084	4,775	9,590
Transferred between Sub-Accounts
and/or Fixed Account	(129,375)	280,282	(92,954)	(13,881)
Withdrawn, Surrendered, and Annuitized	(832,431)	(709,304)	(100,966)	(95,413)
End of year	2,463,406	3,392,931	322,503	511,648

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	TE1		TEC
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(35,898)	$(47,991)	$(220,131)	$(283,139)
Net realized gains	140,975	307,680	1,432,250	1,783,165
Net change in unrealized appreciation/
depreciation	(1,584,047)	258,863	(10,544,761)	1,594,324
(Decrease) increase in net assets
from operations	$(1,478,970)	$518,552	$(9,332,642)	$3,094,350

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$25,856	$31,787	$207,463	$120,620
Net transfers between Sub-Accounts
and/or Fixed Account	(406,723)	387,667	(150,371)	2,212,705
Withdrawals, surrenders, annuitizations
and contract charges	(703,779)	(533,155)	(3,834,686)	(3,075,660)
Net accumulation activity	$(1,084,646)	$(113,701)	$(3,777,594)	$(742,335)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(2,612)	(2,979)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	2,084	(743)
Net annuitization activity	$-	$-	$(528)	$(3,722)

Decrease in net assets
from contract owner transactions	$(1,084,646)	$(113,701)	$(3,778,122)	$(746,057)

(Decrease) increase in net assets	$(2,563,616)	$404,851	$(13,110,764)	$2,348,293

Net Assets:
Beginning of year	$3,552,821	$3,147,970	$21,166,638	$18,818,345
End of year	$989,205	$3,552,821	$8,055,874	$21,166,638

Unit Transactions:
Beginning of year	314,493	332,775	4,080,642	4,306,342
Purchased	2,457	3,048	57,800	24,005
Transferred between Sub-Accounts
and/or Fixed Account	(50,498)	29,488	(72,015)	387,395
Withdrawn, Surrendered, and Annuitized	(82,962)	(50,818)	(860,246)	(637,100)
End of year	183,490	314,493	3,206,181	4,080,642

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MFJ		TRS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$10,878,764	$7,851,296	$15,024,106	$15,992,007
Net realized gains	36,049,944	42,049,747	42,096,492	67,803,564
Net change in unrealized appreciation/
depreciation	(234,778,817)	(32,899,725)	(235,815,307)	(51,735,705)
(Decrease) increase in net assets
from operations	$(187,850,109)	$17,001,318	$(178,694,709)	$32,059,866

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$76,585,680	$153,464,603	$7,622,794	$9,198,952
Net transfers between Sub-Accounts
and/or Fixed Account	(38,882,944)	(3,746,061)	(39,177,583)	(8,962,313)
Withdrawals, surrenders, annuitizations
and contract charges	(85,164,960)	(77,469,086)	(151,698,609)	(213,076,042)
Net accumulation activity	$(47,462,224)	$72,249,456	$(183,253,398)	$(212,839,403)

Annuitization Activity:
Annuitizations	$-	$-	$235,719	$466,223
Annuity payments and contract charges	(73,731)	(78,251)	(840,946)	(1,080,675)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	(14,668)	(1,787)	230,678	(115,616)
Net annuitization activity	$(88,399)	$(80,038)	$(374,549)	$(730,068)

(Decrease) increase in net assets
from contract owner transactions	$(47,550,623)	$72,169,418	$(183,627,947)	$(213,569,471)

(Decrease) increase in net assets	$(235,400,732)	$89,170,736	$(362,322,656)	$(181,509,605)

Net Assets:
Beginning of year	$840,502,026	$751,331,290	$899,656,744	$1,081,166,349
End of year	$605,101,294	$840,502,026	$537,334,088	$899,656,744

Unit Transactions:
Beginning of year	57,895,390	53,249,495	39,711,318	49,201,194
Purchased	5,857,464	10,277,018	373,601	447,176
Transferred between Sub-Accounts
and/or Fixed Account	(3,101,273)	(291,912)	(2,244,846)	(401,229)
Withdrawn, Surrendered, and Annuitized	(6,772,087)	(5,339,211)	(7,947,880)	(9,535,823)
End of year	53,879,494	57,895,390	29,892,193	39,711,318
The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MFE		UTS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(9,042)	$(518,543)	$1,246,777	$(350,614)
Net realized gains	21,418,568	7,936,076	73,620,921	37,208,278
Net change in unrealized appreciation/
depreciation	(67,130,219)	11,753,804	(183,284,733)	43,345,002
(Decrease) increase in net assets
from operations	$(45,720,693)	$19,171,337	$(108,417,035)	$80,202,666

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$14,443,610	$27,336,040	$4,060,458	$3,734,801
Net transfers between Sub-Accounts
and/or Fixed Account	5,936,096	6,129,999	(15,914,216)	(3,935,175)
Withdrawals, surrenders, annuitizations
and contract charges	(10,744,707)	(8,542,296)	(54,166,314)	(77,700,064)
Net accumulation activity	$9,634,999	$24,923,743	$(66,020,072)	$(77,900,438)

Annuitization Activity:
Annuitizations	$6,333	$-	$173,310	$116,931
Annuity payments and contract charges	(6,150)	(5,734)	(123,356)	(124,921)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	917	(1,057)	16,216	(91,949)
Net annuitization activity	$1,100	$(6,791)	$66,170	$(99,939)

Increase (decrease) in net assets
from contract owner transactions	$9,636,099	$24,916,952	$(65,953,902)	$(78,000,377)

(Decrease) increase in net assets	$(36,084,594)	$44,088,289	$(174,370,937)	$2,202,289

Net Assets:
Beginning of year	$109,039,810	$64,951,521	$329,601,898	$327,399,609
End of year	$72,955,216	$109,039,810	$155,230,961	$329,601,898

Unit Transactions:
Beginning of year	3,613,171	2,880,540	11,423,450	14,522,188
Purchased	496,444	854,510	164,094	142,204
Transferred between Sub-Accounts
and/or Fixed Account	87,250	209,052	(777,602)	(249,547)
Withdrawn, Surrendered, and Annuitized	(465,736)	(330,931)	(2,409,236)	(2,991,395)
End of year	3,731,129	3,613,171	8,400,706	11,423,450

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MV1		MVS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(277,201)	$(439,988)	$919,709	$465,331
Net realized gains	22,705,262	17,693,498	42,210,181	48,116,827
Net change in unrealized appreciation/
depreciation	(87,318,131)	(9,036,739)	(115,973,797)	(28,902,871)
(Decrease) increase in net assets
from operations	$(64,890,070)	$8,216,771	$(72,843,907)	$19,679,287

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$65,445,909	$11,797,057	$2,293,910	$3,617,975
Net transfers between Sub-Accounts
and/or Fixed Account	41,147,148	(1,343,640)	(16,364,913)	(13,712,865)
Withdrawals, surrenders, annuitizations
and contract charges	(20,663,417)	(19,149,693)	(47,224,351)	(65,111,435)
Net accumulation activity	$85,929,640	$(8,696,276)	$(61,295,354)	$(75,206,325)

Annuitization Activity:
Annuitizations	$6,276	$-	$144,176	$62,269
Annuity payments and contract charges	(5,966)	(6,370)	(116,809)	(132,254)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	672	(645)	8,122	(12,380)
Net annuitization activity	$982	$(7,015)	$35,489	$(82,365)

Increase (decrease) in net assets
from contract owner transactions	$85,930,622	$(8,703,291)	$(61,259,865)	$(75,288,690)

Increase (decrease) in net assets	$21,040,552	$(486,520)	$(134,103,772)	$(55,609,403)

Net Assets:
Beginning of year	$138,202,958	$138,689,478	$258,734,352	$314,343,755
End of year	$159,243,510	$138,202,958	$124,630,580	$258,734,352

Unit Transactions:
Beginning of year	8,166,089	8,782,638	13,437,738	17,360,967
Purchased	4,016,916	650,402	139,867	184,242
Transferred between Sub-Accounts
and/or Fixed Account	2,742,841	(101,345)	(1,047,498)	(724,215)
Withdrawn, Surrendered, and Annuitized	(1,500,992)	(1,165,606)	(2,875,885)	(3,383,256)
End of year	13,424,854	8,166,089	9,654,222	13,437,738

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	OBV		OCA
	Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007[2]	2008	2007
Operations:
Net investment income (loss)	$7,724	$(12,122)	$(567,695)	$(788,051)
Net realized (losses) gains	(218,469)	3,673	842,383	3,114,782
Net change in unrealized appreciation/
depreciation	(1,449,188)	(38,108)	(17,700,232)	2,460,900
(Decrease) increase in net assets
from operations	$(1,659,933)	$(46,557)	$(17,425,544)	$4,787,631

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,208,072	$1,632,668	$1,779,018	$4,173,302
Net transfers between Sub-Accounts
and/or Fixed Account	1,189,580	475,878	761,735	(2,037,223)
Withdrawals, surrenders, annuitizations
and contract charges	(211,927)	(13,702)	(5,364,414)	(5,440,291)
Net accumulation activity	$3,185,725	$2,094,844	$(2,823,661)	$(3,304,212)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(1,972)	(2,319)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	453	(354)
Net annuitization activity	$-	$-	$(1,519)	$(2,673)

Increase (decrease) in net assets
from contract owner transactions	$3,185,725	$2,094,844	$(2,825,180)	$(3,306,885)

Increase (decrease) in net assets	$1,525,792	$2,048,287	$(20,250,724)	$1,480,746

Net Assets:
Beginning of year	$2,048,287	$-	$41,294,194	$39,813,448
End of year	$3,574,079	$2,048,287	$21,043,470	$41,294,194

Unit Transactions:
Beginning of year	199,285	-	2,405,555	2,590,414
Purchased	299,360	157,474	125,422	255,045
Transferred between Sub-Accounts
and/or Fixed Account	154,886	45,735	139,753	(111,311)
Withdrawn, Surrendered, and Annuitized	(26,547)	(3,924)	(380,467)	(328,593)
End of year	626,984	199,285	2,290,263	2,405,555

[2]For the period March 5, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	OGG		OMG
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment loss	$(150,205)	$(281,790)	$(3,095,791)	$(6,311,500)
Net realized gains	673,019	2,934,926	37,784,752	7,564,726
Net change in unrealized appreciation/
depreciation	(17,445,513)	(1,265,972)	(317,777,139)	7,610,545
(Decrease) increase in net assets
from operations	$(16,922,699)	$1,387,164	$(283,088,178)	$8,863,771

Contract Owner Transactions:
Accumulation Activity:			136,285	546,585
Purchase payments received	$2,775,670	$11,501,103	$43,038,618	$195,700,625
Net transfers between Sub-Accounts
and/or Fixed Account	(1,534,773)	2,130,956	53,658,481	53,452,547
Withdrawals, surrenders, annuitizations			(39,384)	(26,169)
and contract charges	(4,356,955)	(2,813,721)	(54,168,772)	(36,293,367)
Net accumulation activity	$(3,116,058)	$10,818,338	$42,528,327	$212,859,805

Annuitization Activity:
Annuitizations	$-	$-	$33,952	$107,519
Annuity payments and contract charges	-	-	(22,192)	(25,286)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	1,657	(4,154)
Net annuitization activity	$-	$-	$13,417	$78,079

(Decrease) increase in net assets
from contract owner transactions	$(3,116,058)	$10,818,338	$42,541,744	$212,937,884

(Decrease) increase in net assets	$(20,038,757)	$12,205,502	$(240,546,434)	$221,801,655

Net Assets:
Beginning of year	$43,790,664	$31,585,162	$706,504,514	$484,702,859
End of year	$23,751,907	$43,790,664	$465,958,080	$706,504,514

Unit Transactions:
Beginning of year	2,653,815	1,996,825	44,367,479	31,198,650
Purchased	200,781	705,259	3,057,870	12,108,664
Transferred between Sub-Accounts
and/or Fixed Account	(80,766)	132,682	5,250,823	3,379,878
Withdrawn, Surrendered, and Annuitized	(321,937)	(180,951)	(4,190,437)	(2,319,713)
End of year	2,451,893	2,653,815	48,485,735	44,367,479

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	OMS		PMB
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment (loss) income	$(192,561)	$(314,838)	$538,083	$440,296
Net realized gains (losses)	106,568	1,985,388	(12,676)	322,862
Net change in unrealized appreciation/
depreciation	(5,916,365)	(2,190,032)	(2,637,948)	(346,945)
(Decrease) increase in net assets
from operations	$(6,002,358)	$(519,482)	$(2,112,541)	$416,213

Contract Owner Transactions:
Accumulation Activity:	8,483,701	-	282,223	442,602
Purchase payments received	$224,448	$1,535,764	$1,436,618	$2,713,672
Net transfers between Sub-Accounts
and/or Fixed Account	(799,123)	(975,003)	(402,004)	299,024
Withdrawals, surrenders, annuitizations	(270,575)	-	(52,969)	(17,531)
and contract charges	(1,371,556)	(1,718,008)	(1,592,400)	(1,041,024)
Net accumulation activity	$(1,946,231)	$(1,157,247)	$(557,786)	$1,971,672

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

(Decrease) increase in net assets
from contract owner transactions	$(1,946,231)	$(1,157,247)	$(557,786)	$1,971,672

(Decrease) increase in net assets	$(7,948,589)	$(1,676,729)	$(2,670,327)	$2,387,885

Net Assets:
Beginning of year	$17,001,852	$18,678,581	$12,385,714	$9,997,829
End of year	$9,053,263	$17,001,852	$9,715,387	$12,385,714

Unit Transactions:
Beginning of year	870,402	925,673	635,006	534,239
Purchased	12,364	73,617	74,100	139,768
Transferred between Sub-Accounts
and/or Fixed Account	(37,468)	(45,777)	(32,325)	15,629
Withdrawn, Surrendered, and Annuitized	(85,085)	(83,111)	(82,906)	(54,630)
End of year	760,213	870,402	593,875	635,006

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	PLD		PRR
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$18,960,034	$19,556,922	$1,574,721	$1,270,296
Net realized gains (losses)	3,336,368	(385,400)	(1,260,711)	(512,076)
Net change in unrealized appreciation/
depreciation	(42,227,842)	19,824,045	(12,918,618)	3,320,222
(Decrease) increase in net assets
from operations	$(19,931,440)	$38,995,567	$(12,604,608)	$4,078,442

Contract Owner Transactions:
Accumulation Activity:	6,959	1,119	-	-
Purchase payments received	$52,757,006	$329,612,646	$42,002,487	$15,629,142
Net transfers between Sub-Accounts
and/or Fixed Account	(228,760,224)	70,401,093	39,714,443	914,464
Withdrawals, surrenders, annuitizations	(31)	-	-	-
and contract charges	(69,755,366)	(37,920,745)	(9,959,865)	(4,818,938)
Net accumulation activity	$(245,758,584)	$362,092,994	$71,757,065	$11,724,668

Annuitization Activity:
Annuitizations	$24,359	$9,594	$-	$-
Annuity payments and contract charges	(30,738)	(28,779)	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	(2,506)	(3,040)	-	-
Net annuitization activity	$(8,885)	$(22,225)	$-	$-

(Decrease) increase in net assets
from contract owner transactions	$(245,767,469)	$362,070,769	$71,757,065	$11,724,668

(Decrease) increase in net assets	$(265,698,909)	$401,066,336	$59,152,457	$15,803,110

Net Assets:
Beginning of year	$864,760,462	$463,694,126	$53,416,156	$37,613,046
End of year	$599,061,553	$864,760,462	$112,568,613	$53,416,156

Unit Transactions:
Beginning of year	80,692,069	45,681,184	4,125,528	3,162,459
Purchased	4,920,372	31,961,455	3,198,155	1,282,395
Transferred between Sub-Accounts
and/or Fixed Account	(21,887,102)	6,879,714	2,977,027	80,424
Withdrawn, Surrendered, and Annuitized	(6,622,862)	(3,830,284)	(814,439)	(399,750)
End of year	57,102,477	80,692,069	9,486,271	4,125,528

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	PTR		PRA
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$8,786,261	$4,325,210	$195,818	$196,099
Net realized gains (losses)	8,166,242	(199,728)	(240,986)	(451)
Net change in unrealized appreciation/
depreciation	(8,531,946)	8,656,848	(938,513)	(13,416)
Increase (decrease) in net assets
from operations	$8,420,557	$12,782,330	$(983,681)	$182,232

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$110,719,979	$143,374,022	$315,778	$771,345
Net transfers between Sub-Accounts
and/or Fixed Account	2,727,152	28,774,745	1,600,815	935,005
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(28,650,850)	(11,358,436)	(935,568)	(107,611)
Net accumulation activity	$84,796,281	$160,790,331	$981,025	$1,598,739

Annuitization Activity:
Annuitizations	$58,469	$-	$-	$-
Annuity payments and contract charges	(9,215)	(4,765)	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	(2,494)	(1,102)	-	-
Net annuitization activity	$46,760	$(5,867)	$-	$-

Increase in net assets
from contract owner transactions	$84,843,041	$160,784,464	$981,025	$1,598,739

Increase (decrease) in net assets	$93,263,598	$173,566,794	$(2,656)	$1,780,971

Net Assets:
Beginning of year	$243,883,703	$70,316,909	$3,802,578	$2,021,607
End of year	$337,147,301	$243,883,703	$3,799,922	$3,802,578

Unit Transactions:
Beginning of year	20,114,681	6,231,960	340,476	192,534
Purchased	9,032,484	12,421,198	30,107	71,121
Transferred between Sub-Accounts
and/or Fixed Account	232,837	2,506,871	138,600	86,767
Withdrawn, Surrendered, and Annuitized	(2,431,725)	(1,045,348)	(97,602)	(9,946)
End of year	26,948,277	20,114,681	411,581	340,476

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	PCR		1XX
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008[3]	2007
Operations:
Net investment income (loss)	$1,257,308	$258,938	$(853)	$-
Net realized gains (losses)	1,908,438	95,790	(167)	-
Net change in unrealized appreciation/
depreciation	(26,382,238)	1,431,193	22,164	-
(Decrease) increase in net assets
from operations	$(23,216,492)	$1,785,921	$21,144	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$21,370,531	$4,107,848	$109,861	$-
Net transfers between Sub-Accounts
and/or Fixed Account	30,829,259	1,146,404	288,845	-
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(2,430,459)	(281,879)	(2,133)	-
Net accumulation activity	$49,769,331	$4,972,373	$396,573	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets
from contract owner transactions	$49,769,331	$4,972,373	$396,573	$-

Increase in net assets	$26,552,839	$6,758,294	$417,717	$-

Net Assets:
Beginning of year	$11,610,424	$4,852,130	$-	$-
End of year	$38,163,263	$11,610,424	$417,717	$-

Unit Transactions:
Beginning of year	977,885	494,790	-	-
Purchased	1,695,854	393,965	13,181	-
Transferred between Sub-Accounts
and/or Fixed Account	3,393,378	116,250	33,404	-
Withdrawn, Surrendered, and Annuitized	(253,606)	(27,120)	(256)	-
End of year	5,813,511	977,885	46,329	-

[3]For the period October 6, 2008 (commencement of operations) through December 31, 2008.
The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SSA		3XX
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008[3]	2007
Operations:
Net investment loss	$(86,190)	$(76,055)	$(25)	$-
Net realized (losses) gains	(830,707)	562,012	(199)	-
Net change in unrealized appreciation/
depreciation	(2,009,983)	(1,115,575)	1,220	-
(Decrease) increase in net assets
from operations	$(2,926,880)	$(629,618)	$996	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$831,644	$2,870,994	$58,021	$-
Net transfers between Sub-Accounts
and/or Fixed Account	(175,731)	654,129	10,531	-
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(610,906)	(461,493)	(27)	-
Net accumulation activity	$45,007	$3,063,630	$68,525	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets
from contract owner transactions	$45,007	$3,063,630	$68,525	$-

(Decrease) increase in net assets	$(2,881,873)	$2,434,012	$69,521	$-

Net Assets:
Beginning of year	$7,577,757	$5,143,745	$-	$-
End of year	$4,695,884	$7,577,757	$69,521	$-

Unit Transactions:
Beginning of year	643,565	403,028	-	-
Purchased	103,342	224,850	6,317	-
Transferred between Sub-Accounts
and/or Fixed Account	(34,208)	52,116	1,235	-
Withdrawn, Surrendered, and Annuitized	(67,317)	(36,429)	(3)	-
End of year	645,382	643,565	7,549	-

[3]For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	5XX		SVV
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2008[3]	2007	2008	2007[2]
Operations:
Net investment income (loss)	$3,079	$-	$(449,209)	$(122,133)
Net realized gains (losses)	1,907	-	(836,540)	40,195
Net change in unrealized appreciation/
depreciation	73,324	-	(27,022,672)	(394,812)
Increase (decrease) in net assets
from operations	$78,310	$-	$(28,308,421)	$(476,750)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,435,115	$-	$49,360,683	$20,367,569
Net transfers between Sub-Accounts
and/or Fixed Account	1,163,815	-	32,083,258	7,065,978
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(3,544)	-	(1,570,473)	(117,186)
Net accumulation activity	$2,595,386	$-	$79,873,468	$27,316,361

Annuitization Activity:
Annuitizations	$-	$-	$5,077	$-
Annuity payments and contract charges	-	-	(1,993)	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	(666)	-
Net annuitization activity	$-	$-	$2,418	$-

Increase in net assets
from contract owner transactions	$2,595,386	$-	$79,875,886	$27,316,361

Increase in net assets	$2,673,696	$-	$51,567,465	$26,839,611

Net Assets:
Beginning of year	$-	$-	$26,839,611	$-
End of year	$2,673,696	$-	$78,407,076	$26,839,611

Unit Transactions:
Beginning of year	-	-	2,540,048	-
Purchased	143,540	-	6,021,693	1,904,899
Transferred between Sub-Accounts
and/or Fixed Account	118,260	-	3,850,197	657,249
Withdrawn, Surrendered, and Annuitized	(980)	-	(257,896)	(22,100)
End of year	260,820	-	12,154,042	2,540,048

[2] For the period March 5, 2007 (commencement of operations) through December 31, 2007.
[3] For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	2XX		LGF
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[3]	2007	2008	2007
Operations:
Net investment loss	$(264)	$-	$(36,442)	$(29,278)
Net realized (losses) gains	(237)	-	(31,267)	30,268
Net change in unrealized appreciation/
depreciation	7,327	-	(1,131,457)	72,110
Increase (decrease) in net assets
from operations	$6,826	$-	$(1,199,166)	$73,100

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$72,097	$-	$265,985	$1,101,951
Net transfers between Sub-Accounts
and/or Fixed Account	131,435	-	383,688	375,495
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(936)	-	(35,232)	(36,167)
Net accumulation activity	$202,596	$-	$614,441	$1,441,279

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets
contract owner transactions	$202,596	$-	$614,441	$1,441,279

Increase (decrease) in net assets	$209,422	$-	$(584,725)	$1,514,379

Net Assets:
Beginning of year	$-	$-	$2,312,144	$797,765
End of year	$209,422	$-	$1,727,419	$2,312,144

Unit Transactions:
Beginning of year	-	-	223,425	80,896
Purchased	8,181	-	37,307	108,815
Transferred between Sub-Accounts
and/or Fixed Account	14,342	-	48,442	37,375
Withdrawn, Surrendered, and Annuitized	(109)	-	(4,368)	(3,661)
End of year	22,414	-	304,806	223,425

[3]For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SGC		S13
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[1]	2007	2008[1]	2007
Operations:
Net investment income	$4,834	$-	$341	$-
Net realized losses	(157,794)	-	(320,615)	-
Net change in unrealized appreciation/
depreciation	(166,577)	-	(619,227)	-
Decrease in net assets
from operations	$(319,537)	$-	$(939,501)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$(12,663)	$-	$2,960,976	$-
Net transfers between Sub-Accounts
and/or Fixed Account	1,864,151	-	1,297,662	-
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(14,929)	-	(70,772)	-
Net accumulation activity	$1,836,559	$-	$4,187,866	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets
contract owner transactions	$1,836,559	$-	$4,187,866	$-

Increase in net assets	$1,517,022	$-	$3,248,365	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$1,517,022	$-	$3,248,365	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	2,730	-	320,669	-
Transferred between Sub-Accounts
and/or Fixed Account	214,579	-	152,603	-
Withdrawn, Surrendered, and Annuitized	(2,054)	-	(11,285)	-
End of year	215,255	-	461,987	-

[1]For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SDC		S15
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[1]	2007	2008[1]	2007
Operations:
Net investment income	$89,726	$-	$90,847	$-
Net realized gains	220,000	-	241,430	-
Net change in unrealized appreciation/
depreciation	719,321	-	1,269,682	-
Increase in net assets
from operations	$1,029,047	$-	$1,601,959	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$892,047	$-	$48,480,916	$-
Net transfers between Sub-Accounts
and/or Fixed Account	37,602,758	-	9,856,968	-
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(2,821,536)	-	(1,700,861)	-
Net accumulation activity	$35,673,269	$-	$56,637,023	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets
contract owner transactions	$35,673,269	$-	$56,637,023	$-

Increase in net assets	$36,702,316	$-	$58,238,982	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$36,702,316	$-	$58,238,982	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	94,753	-	4,954,378	-
Transferred between Sub-Accounts
and/or Fixed Account	3,798,510	-	1,011,065	-
Withdrawn, Surrendered, and Annuitized	(283,602)	-	(226,830)	-
End of year	3,609,661	-	5,738,613	-

[1]For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	7XX		8XX
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[3]	2007	2008[3]	2007
Operations:
Net investment loss	$(49,065)	$-	$(50,886)	$-
Net realized (losses) gains	(4,171)	-	65,613	-
Net change in unrealized appreciation/
depreciation	1,342,933	-	1,587,023	-
Increase in net assets
from operations	$1,289,697	$-	$1,601,750	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$30,820,658	$-	$25,650,532	$-
Net transfers between Sub-Accounts
and/or Fixed Account	5,697,088	-	4,369,082	-
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(17,260)	-	(9,205)	-
Net accumulation activity	$36,500,486	$-	$30,010,409	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets
contract owner transactions	$36,500,486	$-	$30,010,409	$-

Increase in net assets	$37,790,183	$-	$31,612,159	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$37,790,183	$-	$31,612,159	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	3,163,705	-	2,637,299	-
Transferred between Sub-Accounts
and/or Fixed Account	583,933	-	461,360	-
Withdrawn, Surrendered, and Annuitized	(2,125)	-	(1,939)	-
End of year	3,745,513	-	3,096,720	-

[3]For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	6XX		IGB
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[3]	2007	2008	2007
Operations:
Net investment (loss) income	$(47,498)	$-	$871,107	$521,137
Net realized losses	(13,334)	-	(914,501)	(80,573)
Net change in unrealized appreciation/
depreciation	994,643	-	(3,476,022)	(138,664)
Increase (decrease) in net assets
from operations	$933,811	$-	$(3,519,416)	$301,900

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$25,751,025	$-	$3,914,836	$10,998,295
Net transfers between Sub-Accounts
and/or Fixed Account	6,313,040	-	(1,529,566)	4,767,273
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(35,598)	-	(2,993,768)	(976,901)
Net accumulation activity	$32,028,467	$-	$(608,498)	$14,788,667

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase (decrease) in net assets
contract owner transactions	$32,028,467	$-	$(608,498)	$14,788,667

Increase (decrease) in net assets	$32,962,278	$-	$(4,127,914)	$15,090,567

Net Assets:
Beginning of year	$-	$-	$23,839,225	$8,748,658
End of year	$32,962,278	$-	$19,711,311	$23,839,225

Unit Transactions:
Beginning of year	-	-	2,196,971	821,108
Purchased	2,678,916	-	377,745	1,031,152
Transferred between Sub-Accounts
and/or Fixed Account	657,912	-	(169,021)	443,678
Withdrawn, Surrendered, and Annuitized	(4,548)	-	(290,490)	(98,967)
End of year	3,332,280	-	2,115,205	2,196,971

[3]For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SLC		S12
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[1]	2007	2008[1]	2007
Operations:
Net investment income	$572	$-	$888	$-
Net realized losses	(4,939)	-	(38,976)	-
Net change in unrealized appreciation/
depreciation	(68,398)	-	(333,036)	-
Decrease in net assets
from operations	$(72,765)	$-	$(371,124)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,776	$-	$1,487,925	$-
Net transfers between Sub-Accounts
and/or Fixed Account	371,072	-	758,499	-
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(3,352)	-	(14,671)	-
Net accumulation activity	$370,496	$-	$2,231,753	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets from
contract owner transactions	$370,496	$-	$2,231,753	$-

Increase in net assets	$297,731	$-	$1,860,629	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$297,731	$-	$1,860,629	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	507	-	170,016	-
Transferred between Sub-Accounts
and/or Fixed Account	40,966	-	89,258	-
Withdrawn, Surrendered, and Annuitized	(414)	-	(2,196)	-
End of year	41,059	-	257,078	-
1For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	VSC		S14
	Sub-Account		Sub-Account
	Year Ended	Period Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007[2]	2008[1]	2007
Operations:
Net investment (loss) income	$(1,887,637)	$(669,606)	$199,209	$-
Net realized (losses) gains	(1,924,201)	7,056,106	(121,982)	-
Net change in unrealized appreciation/
depreciation	(47,924,248)	(13,207,741)	(787,751)	-
Decrease in net assets
from operations	$(51,736,086)	$(6,821,241)	$(710,524)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$37,346,650	$83,815,170	$4,401,214	$-
Net transfers between Sub-Accounts
and/or Fixed Account	29,324,050	23,184,836	7,236,437	-
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(5,653,095)	(1,006,053)	(502,400)	-
Net accumulation activity	$61,017,605	$105,993,953	$11,135,251	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	(586)	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	(206)	-	-	-
Net annuitization activity	$(792)	$-	$-	$-

Increase in net assets
from contract owner transactions	$61,016,813	$105,993,953	$11,135,251	$-

Increase in net assets	$9,280,727	$99,172,712	$10,424,727	$-

Net Assets:
Beginning of year	$99,172,712	$-	$-	$-
End of year	$108,453,439	$99,172,712	$10,424,727	$-

Unit Transactions:
Beginning of year	10,111,572	-	-	-
Purchased	4,326,960	8,006,001	480,198	-
Transferred between Sub-Accounts
and/or Fixed Account	4,501,002	2,246,829	802,760	-
Withdrawn, Surrendered, and Annuitized	(758,070)	(141,258)	(57,580)	-
End of year	18,181,464	10,111,572	1,225,378	-

[1]For the period March 10, 2008 (commencement of operations) through December 31, 2008.

[2]For the period March 5, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	4XX		SRE
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[3]	2007	2008	2007
Operations:
Net investment (loss) income	$(8,149)	$-	$334,627	$(639,552)
Net realized gains	8,382	-	8,008,107	18,746,425
Net change in unrealized appreciation/
depreciation	439,819	-	(79,030,430)	(41,858,450)
Increase (decrease) in net assets
from operations	$440,052	$-	$(70,687,696)	$(23,751,577)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$12,971,265	$-	$19,993,505	$60,096,994
Net transfers between Sub-Accounts
and/or Fixed Account	2,901,746	-	18,891,697	31,866,115
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(20,816)	-	(11,266,815)	(6,733,697)
Net accumulation activity	$15,852,195	$-	$27,618,387	$85,229,412

Annuitization Activity:
Annuitizations	$-	$-	$4,165	$32,839
Annuity payments and contract charges	-	-	(4,726)	(5,541)
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	436	(930)
Net annuitization activity	$-	$-	$(125)	$26,368

Increase in net assets
from contract owner transactions	$15,852,195	$-	$27,618,262	$85,255,780

Increase (decrease) in net assets	$16,292,247	$-	$(43,069,434)	$61,504,203

Net Assets:
Beginning of year	$-	$-	$161,037,838	$99,533,635
End of year	$16,292,247	$-	$117,968,404	$161,037,838

Unit Transactions:
Beginning of year	-	-	10,404,402	5,480,387
Purchased	1,268,668	-	1,381,977	3,434,567
Transferred between Sub-Accounts
and/or Fixed Account	282,439	-	3,123,693	1,892,301
Withdrawn, Surrendered, and Annuitized	(10,418)	-	(846,732)	(402,853)
End of year	1,540,689	-	14,063,340	10,404,402

[3]For the period October 6, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SC3		CMM
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$30,910	$(97,124)	$(64,174)	$41,185
Net realized gains	478,638	4,369,969	-	-
Net change in unrealized appreciation/
depreciation	(4,922,987)	(6,667,961)	-	-
(Decrease) increase in net assets
from operations	$(4,413,439)	$(2,395,116)	$(64,174)	$41,185

Contract Owner Transactions:
Accumulation Activity:			-	-
Purchase payments received	$60,987	$234,754	$26,841,260	$136,285
Net transfers between Sub-Accounts
and/or Fixed Account	74,537	330,836	35,785,522	344,595
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(2,680,906)	(4,661,810)	(11,650,716)	(39,384)
Net accumulation activity	$(2,545,382)	$(4,096,220)	$50,976,066	$441,496

Annuitization Activity:
Annuitizations	$-	$-	$102,126	$-
Annuity payments and contract charges	(1,388)	(1,785)	(3,652)	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	282	(54)	(267)	-
Net annuitization activity	$(1,106)	$(1,839)	$98,207	$-

(Decrease) increase in net assets
from contract owner transactions	$(2,546,488)	$(4,098,059)	$51,074,273	$441,496

(Decrease) increase in net assets	$(6,959,927)	$(6,493,175)	$51,010,099	$482,681

Net Assets:
Beginning of year	$13,338,079	$19,831,254	$1,712,816	$1,230,135
End of year	$6,378,152	$13,338,079	$52,722,915	$1,712,816

Unit Transactions:
Beginning of year	608,427	769,769	161,444	119,244
Purchased	2,725	8,697	2,657,872	13,116
Transferred between Sub-Accounts
and/or Fixed Account	60,620	18,964	3,389,852	32,847
Withdrawn, Surrendered, and Annuitized	(135,752)	(189,003)	(1,212,353)	(3,763)
End of year	536,020	608,427	4,996,815	161,444

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	S16		VKU
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[1]	2007	2008[1]	2007
Operations:
Net investment (loss) income	$(206,143)	$-	$8,573	$-
Net realized gains (losses)	4,758,068	-	(8,658)	-
Net change in unrealized appreciation/
depreciation	(14,798,917)	-	(501,930)	-
Decrease in net assets
from operations	$(10,246,992)	$-	$(502,015)	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$23,058,711	$-	$3,430,115	$-
Net transfers between Sub-Accounts
and/or Fixed Account	17,751,831	-	1,470,259	-
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(691,565)	-	(49,196)	-
Net accumulation activity	$40,118,977	$-	$4,851,178	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets
from contract owner transactions	$40,118,977	$-	$4,851,178	$-

Increase in net assets	$29,871,985	$-	$4,349,163	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$29,871,985	$-	$4,349,163	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	2,184,228	-	367,173	-
Transferred between Sub-Accounts
and/or Fixed Account	1,915,850	-	160,107	-
Withdrawn, Surrendered, and Annuitized	(100,956)	-	(5,747)	-
End of year	3,999,122	-	521,533	-

[1]For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	VKM		VKC
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[1]	2007	2008[1]	2007
Operations:
Net investment loss	$(2,613)	$-	$(1,893)	$-
Net realized gains (losses)	21,456	-	(9,840)	-
Net change in unrealized appreciation/
depreciation	(214,485)	-	(118,080)	-
Decrease in net assets
from operations	$(195,642)	$-	$(129,813)	$-

Contract Owner Transactions:
Accumulation Activity:	-	-
Purchase payments received	$325,494	$-	$376,133	$-
Net transfers between Sub-Accounts
and/or Fixed Account	507,814	-	183,445	-
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(11,533)	-	(7,120)	-
Net accumulation activity	$821,775	$-	$552,458	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	$-	$-	$-

Increase in net assets from
contract owner transactions	$821,775	$-	$552,458	$-

Increase in net assets	$626,133	$-	$422,645	$-

Net Assets:
Beginning of year	$-	$-	$-	$-
End of year	$626,133	$-	$422,645	$-

Unit Transactions:
Beginning of year	-	-	-	-
Purchased	36,068	-	41,130	-
Transferred between Sub-Accounts
and/or Fixed Account	65,354	-	24,377	-
Withdrawn, Surrendered, and Annuitized	(1,621)	-	(823)	-
End of year	99,801	-	64,684	-

1For the period March 10, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	VLC		WTF
	Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008[1]	2007	2008	2007
Operations:
Net investment gain (loss)	$28,334	(73,479)	$(21,866)	$(24,185)
Net realized (losses) gains	(640,371)	(14,041)	22,246	70,788
Net change in unrealized appreciation/
depreciation	(4,420,574)	(612,290)	(758,079)	24,061
(Decrease) increase in net assets
from operations	$(5,032,611)	(699,810)	$(757,699)	$70,664

Contract Owner Transactions:
Accumulation Activity:	-	-
Purchase payments received	$3,608,221	8,483,701	$21,970	$282,223
Net transfers between Sub-Accounts
and/or Fixed Account	2,079,152	3,388,985	233,377	261,882
Withdrawals, surrenders, annuitizations	-	-	-	-
and contract charges	(478,039)	(270,575)	(89,430)	(52,969)
Net accumulation activity	$5,209,334	11,602,111	$165,917	$491,136

Annuitization Activity:
Annuitizations	$-	-	$-	$-
Annuity payments and contract charges	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	$-	-	$-	$-

Increase in net assets
from contract owner transactions	$5,209,334	11,602,111	$165,917	$491,136

Increase (decrease) in net assets	$176,723	10,902,301	$(591,782)	$561,800

Net Assets:
Beginning of year	$10,902,301	-	$1,593,216	$1,031,416
End of year	$11,079,024	10,902,301	$1,001,434	$1,593,216

Unit Transactions:
Beginning of year	1,104,540	-	109,329	76,127
Purchased	423,551	823,078	1,686	19,144
Transferred between Sub-Accounts
and/or Fixed Account	315,167	324,642	33,929	17,578
Withdrawn, Surrendered, and Annuitized	(64,412)	(43,180)	(7,735)	(3,520)
End of year	1,778,846	1,104,540	137,209	109,329

1For the period March 10, 2008 (commencement of operations) through December 31, 2008.

2For the period March  5, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	USC
	Sub-Account
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007
Operations:
Net investment loss	$(1,084)	$(850)
Net realized gains	2,998	1,818
Net change in unrealized appreciation/
depreciation	(28,799)	(429)
(Decrease) increase in net assets
from operations	$(26,885)	$539

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1	$6,959
Net transfers between Sub-Accounts
and/or Fixed Account	9,649	24,733
Withdrawals, surrenders, annuitizations	-	-
and contract charges	(6,216)	(31)
Net accumulation activity	$3,434	$31,661

Annuitization Activity:
Annuitizations	$-	$-
Annuity payments and contract charges	-	-
Net transfers between Sub-Accounts	-	-
Adjustments to annuity reserves	-	-
Net annuitization activity	$-	$-

Increase in net assets from
contract owner transactions	$3,434	$31,661

(Decrease) increase in net assets	$(23,451)	$32,200

Net Assets:
Beginning of year	$63,311	$31,111
End of year	$39,860	$63,311

Unit Transactions:
Beginning of year	5,229	2,650
Purchased	-	587
Transferred between Sub-Accounts Fixed
Accumulation Account	1,061	1,995
Withdrawn, Surrendered, and Annuitized	(721)	(3)
End of year	5,569	5,229

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008

1. BUSINESS AND ORGANIZATION

Sun Life of Canada (U.S.) Variable Account F (the “Variable Account”) is a separate account of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”) and was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Gold contracts, Regatta Classic contracts, Regatta Platinum contracts, Regatta Extra contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Flex 4 contracts, Regatta Flex II contracts, Regatta Choice II contracts, Sun Life Financial Masters Extra contracts, Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Access contracts, Sun Life Financial Masters Flex contracts, Sun Life Financial Masters IV contracts, Sun Life Financial Masters VII contracts (collectively, the “Contracts”), and certain other fixed and variable annuity contracts issued by the Sponsor.  The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific mutual fund, or series thereof, selected by contract owners from available mutual funds (the "Funds") registered under the Investment Company Act of 1940, as amended.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities.  Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

Investment Valuation and Transactions
Investments made in mutual funds are valued at their closing net asset value each business day. Transactions are recorded on a trade date basis.  Realized gains and losses on sales of investments are determined on the first in, first out basis.  Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Transfers
Transfers between Sub-Accounts requested by contract participants are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt.  In addition, transfers can be made between the Sub-Accounts and the Fixed Account.  The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Federal Income Tax Status
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. The Sponsor will periodically review the status of this policy in the event of changes in the tax law. A provision may be made in future years for any federal income taxes that would be attributable to the contract.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements
In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes–an interpretation of FASB Statement No. 109” (“FIN 48”).  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.”  This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006.  The Sub-Accounts adopted FIN 48 on January 1, 2007.  The Sub-Accounts are not responsible for the payment or recording of income taxes and therefore the adoption of FIN 48 did not have an impact on the financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and expands disclosures about fair value measurements. SFAS No. 157 does not change existing guidance as to whether or not an instrument is carried at fair value.  On January 1, 2008, the Variable Account adopted SFAS No. 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value.

In October 2008, the FASB issued Staff Position (“FSP”) No. FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active”. FSP No. FAS 157-3 clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in the determination of the fair value of a financial asset when the market for that asset is not active. FSP No. FAS 157-3 was effective upon issuance and did not have an impact on the Variable Account’s financial statements.

3. RELATED PARTY TRANSACTIONS

Massachusetts Financial Services Company is the investment adviser to the MFS/Sun Life Series Trust.  Sun Capital Advisers LLC is the investment adviser to Sun Capital Advisers Trust.  Both are affiliates of the Sponsor and charge management fees at an annual rate ranging from 0.55% to 1.05% and 0.12% to 1.05% of the underlying funds’ average daily net assets, respectively.

4. CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks, optional death benefit riders, the Lifetime Income Bonus Benefit (available on Sun Life Financial Masters IV contracts and Sun Life Financial Masters VII contracts), and the Secured Returns Optional Living Benefit (available on Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Extra contracts, and Sun Life Financial Masters Flex contracts) are based on the average daily Variable Account assets and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. At December 31, 2008, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8
Regatta	1.25%	-	-	-	-	-	-	-
Regatta Gold	1.25%	-	-	-	-	-	-	-
Regatta Classic	1.00%	-	-	-	-	-	-	-

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

Mortality and expense risk charges (continued)
	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8
Regatta Platinum	1.25%	-	-	-	-	-	-	-
Regatta Extra	1.30%	1.45%	1.55%	1.70%	-	-	-	-
Regatta Choice	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%	-	-
Regatta Access	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%	-	-
Regatta Flex 4	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%	-	-
Regatta Flex II	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
Regatta Choice II	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%
Sun Life Financial Masters Extra	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%
Sun Life Financial Masters Choice	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%
Sun Life Financial Masters Access	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%	-	-
Sun Life Financial Masters Flex	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
Sun Life Financial Masters IV	1.05%	1.25%	1.30%	1.45%	1.65%	1.70%	1.85	-
Sun Life Financial Masters VII	1.00%	1.05%	1.20%	1.25%	1.30%	1.40%	1.45%	1.60%

Administration charges
Each year on the account anniversary, an account administration fee (“Account Fee”) equal to the lesser of $30 or 2% of the participant’s account value in the case of Regatta and Regatta Gold contracts, the lesser of $35 or 2% of the participant’s account value in the case of Regatta Platinum contracts, $35 in the case of Regatta Extra and Regatta Choice contracts, and $50 in the case of Regatta Classic, Regatta Access, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, and Sun Life Financial Masters VII contracts (after account year 5, the Account Fee for Regatta Gold, Regatta Platinum, Regatta Extra, and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant’s account value) is deducted from the participant’s account, reflected in the statement of changes in net assets, to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.

For Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, and Sun Life Financial Masters VII contracts, an administrative expense charge is deducted from the assets of the Variable Account at an annual effective rate equal to 0.15% of the average daily Variable Account value.  This charge is designed to reimburse the Sponsor for expenses incurred in administering the contracts, the accounts and the Variable Account that are not covered by the annual Account Fee, as reflected in the statement of operations.

Optional living benefit rider charges
A quarterly charge, equal to 0.125% of account value, is deducted on the last day of the Account Quarter (“Account Quarters” are defined as three-month periods, with the first Account Quarter beginning on the date the contracts were issued) if one of the following optional living benefit riders has been elected:  Secured Returns 2, Secured Returns for Life, or Secured Returns for Life Plus. These three optional living benefit riders are available on Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Extra contracts, Sun Life Financial Masters Flex contracts, Sun Life Financial Masters IV contracts, and Sun Life Financial Masters VII contracts. A quarterly charge of 0.1625% for single life coverage and 0.2125% for joint life coverage is deducted on the last day of the Account Quarter if the Income ON Demand optional living benefit rider has been elected or 0.0875% if the Retirement Asset Protector optional living benefit rider has been elected. These two optional living benefit riders are available on Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Extra contracts, Sun Life Financial Masters Flex contracts, Sun Life Financial Masters IV contracts, and Sun Life Financial Masters VII contracts.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

Surrender charges
The Sponsor does not deduct a sales charge from purchase payments.  However, a surrender charge (contingent deferred sales charge) may be deducted as a percentage of the amount withdrawn to cover certain expenses relating to the sale of the contracts and certificates.

Surrender
Sub-Account	Charge
(up to % below)
Regatta contracts	6%
Regatta Gold contracts	6%
Regatta Platinum contracts	6%
Regatta Extra contracts	8%
Regatta Choice contracts	7%
Regatta Flex 4 contracts	6%
Regatta Flex II contracts	8%
Regatta Choice II contracts	8%
Sun Life Financial Masters Extra contracts	8%
Sun Life Financial Masters Choice contracts	8%
Sun Life Financial Masters Flex contracts	8%
Sun Life Financial Masters IV contracts	8%
Sun Life Financial Masters VII contracts	8%

Distribution charges
For assuming the risk that surrender charges may be insufficient to compensate the Sponsor for the costs of distributing the contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the average daily value of the contract invested in the Sub-Account attributable to Regatta, Regatta Gold, Regatta Platinum, Sun Life Financial Masters Extra, and Sun Life Financial Masters Choice at an effective annual rate of 0.20% of the average daily value of the contract invested in the Sub-Account attributable to Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, and Sun Life Financial Masters VII contracts.

For the year ended December 31, 2008, the Sponsor received the following amounts related to the above mentioned Account Fee, surrender, and benefit charges. These charges are reflected in the “Withdrawals, surrenders, annuitizations, and contract charges” line of the Statement of Changes in Net Assets for each Sub-Account.

			Surrender
	Account Fee	Benefit Fees	Charges
AllianceBernstein Variable Products Series Fund Inc.
AVB	$12	$11,740	$161
AN4	55	1,491	3,081
IVB	1,690	68,893	38,331
AVW	82	879	21
BlackRock Advisors, LLC
9XX	13	273	-

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

			Surrender
	Account Fee	Benefit Fees	Charges
Columbia Funds Variable Insurance Trust
CSC	$7	$-	$-
Columbia Funds Variable Insurance Trust I
NMT	15	-	273
MCC	22,114	62,977	102,638
CMG	1,551	3,726	2,987
NNG	13	-	-
NMI	1,730	3,683	7,371
Fidelity Variable Insurance Products Funds II
FL1	1,565	54,697	14,183
Fidelity Variable Insurance Products Funds III
FVB	2,682	6,004	1,201
FVM	35,248	4,046	169,819
Fidelity Variable Insurance Products Funds V
F10	1,885	1,648	5,816
F15	5,169	1,222	5,898
F20	9,369	1,486	36,116
First Eagle Variable Fund
SGI	20,541	73,794	63,809
Franklin Templeton Variable Insurance Products Trust
S17	609	41,406	31,191
ISC	8,206	12,508	41,534
FVS	10,992	2,157	19,532
SIC	1,389	4,056	16,810
FMS	24,131	58,788	77,015
TDM	31,788	-	87,973
FTG	9,140	1,924	43,891
FTI	98,703	-	538,512
Huntington VA Funds
HVD	5	1,007	67
HVG	2	244	33
HVI	3	676	33
HVE	-	1,363	-
HVM	-	21	-
HVC	-	1,270	50
HVS	-	-	-
HVN	-	536	-
HRS	-	466	-
HVR	-	171	-
HSS	-	1,223	49
Lazard
LRE	707	47,244	2,161
Lord Abbett Series Fund, Inc.
LAV	6,306	4,693	56,404
LA1	123,927	-	255,801
LA9	46,226	256	94,521
LA2	39,492	-	45,232

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

 4. CONTRACT CHARGES (CONTINUED)

			Surrender
	Account Fee	Benefit Fees	Charges
MFS Variable Insurance Trust II
MF7	$20,232	$4,729	$122,492
BDS	30,578	-	5,317
MFD	6,735	-	23,510
CAS	191,680	-	38,597
MFF	5,907	-	8,695
EGS	130,597	-	1,282
EM1	4,845	-	14,314
EME	22,318	-	7,954
GG1	1,312	-	8,274
GGS	15,865	-	3,394
GG2	2,193	-	5,183
GGR	44,482	-	16,542
GT2	3,833	-	14,072
GTR	43,278	-	2,652
MFK	91,770	18,905	483,842
GSS	90,499	-	63,903
MFC	59,234	-	209,973
HYS	56,267	-	27,919
IG1	6,174	1,243	19,453
IGS	38,696	-	7,762
MI1	40,684	1,889	268,156
MII	31,676	-	8,755
M1B	29,555	-	145,358
MIS	121,566	-	22,331
MFL	80,135	-	412,930
MIT	246,113	-	78,208
MC1	10,741	-	24,598
MCS	15,244	-	1,455
MCV	6,945	-	24,045
MM1	82,338	-	1,383,870
MMS	108,685	-	45,539
M1A	61,440	-	191,975
NWD	36,694	-	18,657
RE1	7,770	-	30,408
RES	122,272	-	4,917
RG1	7,938	2,159	36,874
RGS	84,259	-	6,419
RI1	63,578	2,825	181,953
RIS	24,536	-	3,708
SI1	4,586	-	14,862
SIS	12,294	-	3,695

 SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

			Surrender
	Account Fee	Benefit Fees	Charges
MFS Variable Insurance Trust II (continued)
SVS	$1,881	$-	$9,015
TE1	1,076	-	1,658
TEC	7,516	-	4,047
MFJ	236,060	37,757	1,293,798
TRS	305,368	-	70,946
MFE	23,336	13,943	130,390
UTS	91,870	-	39,845
MV1	32,437	77,872	200,021
MVS	67,405	-	19,923
Oppenheimer Variable Account Funds
OBV	609	1,133	4,354
OCA	10,078	773	42,346
OGG	8,477	1,547	39,301
OMG	133,545	14,900	939,651
OMS	5,090	-	11,400
PIMCO Variable Insurance Trust
PMB	3,202	2,344	10,483
PLD	154,035	-	1,349,501
PRR	17,973	79,528	103,179
PTR	63,757	147,051	422,227
PRA	1,039	-	1,786
PCR	6,212	64,003	43,325
Sun Capital Advisers Trust
1XX	13	46	59
SSA	1,467	122	14,127
3XX	-	-	-
5XX	10	46	84
SVV	5,553	59,094	39,526
2XX	13	46	-
LGF	250	73	357
SGC	158	18	60
S13	4	4,407	-
SDC	2,518	118	70,007
S15	217	74,188	35,011
7XX	25	-	-
8XX	100	402	-
6XX	227	136	5
IGB	6,268	1,681	39,942
SLC	11	-	-
S12	-	1,910	79
VSC	31,614	54,939	132,604
S14	807	12,909	12,127
4XX	20	234	160
SRE	79,259	46,203	212,606

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

			Surrender
	Account Fees	Benefit Fees	Charges
Sun Capital Advisers Trust (continued)
SC3	$5,222	$-	$19,743
CMM	3,510	5,989	142,870
S16	809	54,587	11,532
Universal Institutional Funds Inc.
VKU	40	3,691	55
VKM	43	471	417
VKC	21	404	276
Van Kampen Life Insurance Trust
VLC	2,474	2,218	5,034
Wanger Advisors Trust
WTF	828	-	3,531
USC	15	-	412

A deduction, when applicable, is made for premium taxes or similar state or local taxes.  It is currently the policy of the Sponsor to deduct the taxes from the amount applied to provide an annuity at the time annuity payments commence. However, the Sponsor reserves the right to deduct such taxes when incurred.

5. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and who chose the variable payout option. Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of at least 3% or 4% per year, for Regatta, Regatta Gold, Regatta Classic, and Regatta Platinum as stated in each participant’s contract or certificate, as applicable if the contract’s annuity commencement date is before January 1, 2000.  Annuity reserves are calculated using the 2000 Individual Annuitant Mortality Table at an assumed interest rate of at least 3% or 4% per year, for Regatta, Regatta Gold, Regatta Classic, and Regatta Platinum as stated in each participant’s contract or certificate, as applicable if the contract’s annuity commencement date is on or after January 1, 2000.  Annuity reserves are calculated using the 2000 Annuitant Mortality Table at an assumed interest rate of 3% for Regatta Extra, Regatta Access, Regatta Choice, Regatta Choice II, Regatta Flex II, Regatta Flex 4, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Extra, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, and Sun Life Financial Masters.

6.  INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

	Purchases	Sales
AllianceBernstein Variable Products Series Fund Inc.
AVB	$13,589,880	$365,935
AN4	2,681,499	442,326
IVB	107,043,568	2,030,706
AVW	1,997,419	22,202

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6.  INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales

BlackRock Advisors, LLC
9XX	$16,596,176	$145,783
Columbia Funds Variable Insurance Trust
CSC	3,397	7,226
Columbia Funds Variable Insurance Trust I
NMT	9,976	9,631
MCC	106,463,304	7,699,033
CMG	10,103,359	1,075,099
NNG	85,896	5,014
NMI	11,304,674	2,938,861
Fidelity Variable Insurance Products Fund II
FL1	65,245,456	1,864,843
Fidelity Variable Insurance Products Fund III
FVB	15,580,223	4,989,661
FVM	76,833,313	19,522,984
Fidelity Variable Insurance Products Fund V
F10	9,919,392	3,096,356
F15	9,600,886	2,900,945
F20	15,244,364	7,445,419
First Eagle Variable Fund
SGI	131,235,570	19,762,222
Franklin Templeton Variable Insurance Products Trust
S17	46,998,123	1,330,631
ISC	36,434,397	7,808,760
FVS	10,376,552	11,749,771
SIC	7,233,819	2,388,661
FMS	84,162,936	16,621,888
TDM	49,271,189	11,627,453
FTG	12,066,049	7,330,651
FTI	102,255,217	85,618,237
Huntington VA Funds
HVD	1,136,987	34,137
HVG	382,414	13,990
HVI	608,555	35,048
HVE	1,354,474	66,417
HVM	14,517	1,199
HVC	569,350	28,304
HVS	143,582	26,963
HVN	263,108	4,481
HRS	245,888	2,955
HVR	186,484	2,409
HSS	871,741	45,143
Lazard
LRE	23,675,735	933,396
Lord Abbett Series Fund, Inc.
LAV	11,613,640	5,878,172
LA1	96,901,666	65,106,801
LA9	11,298,432	17,694,240
LA2	16,394,311	21,669,992

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6.  INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
MFS Variable Insurance Trust II
MF7	$16,653,476	$30,429,394
BDS	14,836,875	34,244,960
MFD	2,300,613	5,097,616
CAS	11,571,492	73,461,250
MFF	2,176,266	4,639,018
EGS	6,873,316	47,723,067
EM1	10,488,286	8,456,256
EME	26,646,415	26,487,166
GG1	5,863,278	3,648,329
GGS	14,884,748	15,420,349
GG2	1,725,156	2,532,849
GGR	3,578,280	25,784,963
GT2	4,916,959	6,817,791
GTR	23,652,236	37,372,474
MFK	78,497,230	131,828,708
GSS	58,111,481	97,907,098
MFC	36,290,295	33,232,856
HYS	22,194,190	44,059,057
IG1	12,406,533	6,663,617
IGS	26,269,889	30,535,124
MI1	71,909,703	24,186,905
MII	9,286,895	30,689,224
M1B	6,619,366	26,846,334
MIS	5,271,209	65,769,284
MFL	29,369,006	62,290,731
MIT	16,154,042	126,492,034
MC1	4,298,854	8,173,093
MCS	2,818,800	13,752,692
MCV	5,048,876	5,533,097
MM1	168,449,762	159,366,850
MMS	145,281,008	134,989,648
M1A	40,732,107	33,258,372
NWD	18,518,671	27,211,259
RE1	5,406,625	5,818,254
RES	4,629,366	49,193,688
RG1	11,812,924	8,950,295
RGS	15,864,084	47,242,372
RI1	51,906,632	32,699,265
RIS	14,647,833	26,003,167
SI1	2,331,733	7,166,376
SIS	7,731,466	17,468,734
SVS	1,508,000	2,847,325
TE1	447,776	1,568,320
TEC	2,597,159	6,597,496

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6.  INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
MFS Variable Insurance Trust II (continued)
MFJ	$162,572,463	$145,732,004
TRS	91,252,414	207,109,993
MFE	60,941,992	34,359,569
UTS	59,482,412	80,442,330
MV1	139,945,563	33,081,389
MVS	39,774,334	69,847,248
Oppenheimer Variable Account Funds
OBV	4,147,000	796,838
OCA	7,310,713	10,704,041
OGG	10,252,711	11,194,131
OMG	168,173,956	89,486,223
OMS	3,284,797	4,672,283
PIMCO Variable Insurance Trust
PMB	5,123,691	4,608,596
PLD	113,019,975	327,871,493
PRR	94,496,608	20,980,330
PTR	206,065,981	104,889,040
PRA	3,184,986	1,995,019
PCR	62,415,752	10,935,785
Sun Capital Advisers Trust
1XX	413,681	17,961
SSA	2,045,613	2,064,475
3XX	83,459	14,959
5XX	2,636,231	37,766
SVV	84,380,292	4,302,625
2XX	214,784	12,452
LGF	803,518	225,204
SGC	2,500,479	659,086
S13	5,380,618	1,192,411
SDC	44,491,378	8,626,442
S15	80,069,297	23,179,637
7XX	36,862,894	411,473
8XX	31,793,451	1,833,928
6XX	32,754,165	773,196
IGB	10,707,672	10,445,063
SLC	429,923	58,855
S12	2,480,997	248,356
VSC	77,518,965	13,557,394
S14	12,407,562	1,002,045
4XX	16,067,105	220,524
SRE	64,970,430	24,609,036
SC3	2,930,384	4,622,495
CMM	70,352,481	19,342,115
S16	46,673,560	1,477,905

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6.  INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales

Universal Institutional Funds Inc.
VKU	$5,145,793	$238,567
VKM	915,853	34,519
VKC	645,615	53,855
Van Kampen Life Insurance Trust
VLC	9,242,223	3,436,104
Wanger Advisors Trust
WTF	554,370	368,705
USC	19,006	9,608

7. FAIR VALUE MEASUREMENTS

The following section applies the SFAS No. 157 fair value hierarchy and disclosure requirements to the Variable Account’s financial instruments that are carried at fair value. SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants. The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

In compliance with SFAS No. 157, the Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The adoption did not have a material impact on the results of the Variable Account. As of December 31, 2008, the Funds of the Variable Account are identical to public mutual funds, but are only available to the contract holders of the Variable Account.  The inputs used to price the Funds are observable and are identical to mutual funds readily tradable in public markets and represent Level 1 assets under the SFAS No. 157 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account.

Fair Value Hierarchy

The following table presents the Variable Account's categories for its assets measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Assets
Investment in the Funds	$9,016,416,400	$-	$-	$9,016,416,400
Total assets measured at
fair value on a recurring basis	$9,016,416,400	$-	$-	$9,016,416,400

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit values (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds), and the total return, for each of the five years in the period ended December 31, is as follows:

		At December 31					For the year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

AVB
	2008 [7]	1,484,739	$ 7.6393	to	$ 7.6837	$ 11,378,225	2.36%	1.35%	to	2.05%	(23.61)%	to	(23.16)%
AN4
	2008 [7]	258,506	5.6447	to	5.6893	1,466,176	-	1.35	to	2.30	(43.55)	to	(43.11)
IVB
	2008 [7]	12,644,113	5.3309	to	5.3866	67,893,236	0.26	1.30	to	2.55	(46.69)	to	(46.13)
AVW
	2008 [7]	234,830	6.5521	to	6.5930	1,543,426	0.13	1.35	to	2.10	(34.48)	to	(34.07)
9XX
	2008 [8]	1,673,259	10.0629	to	10.0781	16,852,673	6.00	1.35	to	2.10	0.63	to	0.78
CSC
	2008	956	8.4535			8,097	0.50	1.65			(29.35)
	2007	1,509	11.9646	to	11.9984	18,101	0.26	1.55	to	1.65	(4.19)	to	(4.10)
	2006	1,411	12.2863	to	12.5560	17,650	0.26	1.55	to	1.65	17.40	to	17.52
	2005 [4]	583	10.6376	to	10.6460	6,200	-	1.55	to	1.65	6.38	to	6.46
NMT
	2008	8,756	8.6480	to	8.7482	76,146	-	1.35	to	1.65	(44.50)	to	(44.33)
	2007	8,690	15.5826	to	15.7150	135,980	0.53	1.35	to	1.65	17.31	to	17.67
	2006	6,233	13.0685	to	13.3555	83,087	0.12	1.35	to	1.65	17.77	to	18.13
	2005 [4]	462	11.2788			5,204	-	1.65			12.79
MCC
	2008	16,749,454	6.6062	to	6.7622	112,464,281	-	1.30	to	2.55	(45.21)	to	(44.50)
	2007 [6]	6,356,718	12.0821	to	12.1839	77,182,125	0.25	1.30	to	2.30	20.82	to	21.84
CMG
	2008	1,610,257	6.9442	to	7.0418	11,258,978	0.04	1.35	to	2.10	(40.87)	to	(40.41)
	2007 [6]	640,690	11.7433	to	11.8174	7,548,709	-	1.35	to	2.10	17.43	to	18.17
NNG
	2008	22,574	7.8041	to	7.8343	176,374	0.27	1.75	to	1.85	(40.57)	to	(40.51)
	2007	14,570	13.1322	to	13.1694	191,573	-	1.35	to	1.85	15.29	to	15.88
	2006	19,841	11.2465	to	11.4935	226,596	-	1.35	to	1.85	4.14	to	4.66
	2005 [4]	4,598	10.9467			50,336	-	1.75			9.47
NMI
	2008	1,018,267	6.2580	to	8.7297	8,660,311	1.36	1.30	to	2.10	(49.57)	to	(49.16)
	2007	522,074	12.3894	to	17.1796	8,752,767	0.08	1.35	to	2.30	16.91	to	24.52
	2006	11,385	14.2400	to	14.5526	165,345	0.19	1.35	to	1.65	21.19	to	21.56
	2005 [4]	1,299	11.9430	to	11.9524	15,506	0.08	1.55	to	1.65	19.43	to	19.52

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

FL1
2008 [7]		7,352,882	$ 6.6235	to	$ 6.6786	48,955,023	2.15%	1.30%	to	2.30%	(33.77)%	to	(33.21)%
FVB
	2008	2,412,176	6.8929	to	6.9899	16,761,837	2.12	1.35	to	2.10	(35.54)	to	(35.04)
	2007 [6]	1,234,324	10.6929	to	10.7604	13,240,999	3.47	1.35	to	2.10	6.93	to	7.60
FVM
	2008	16,082,303	6.8485	to	6.9838	111,490,874	0.25	1.30	to	2.35	(41.03)	to	(40.40)
	2007 [6]	11,884,177	11.6141	to	11.7169	138,777,417	0.47	1.30	to	2.35	16.14	to	17.17
F10
	2008	1,173,750	8.5543	to	8.8065	10,204,299	3.71	1.35	to	2.25	(26.86)	to	(26.18)
	2007	585,651	11.6955	to	11.9301	6,929,208	3.24	1.35	to	2.25	5.97	to	6.95
	2006	268,016	10.9973	to	11.1613	2,974,098	3.37	1.35	to	2.25	7.12	to	8.10
	2005 [5]	23,605	10.3185			243,563	0.87	1.35			3.18
F15
	2008	1,989,150	8.5186	to	8.7840	17,220,907	2.98	1.30	to	2.25	(28.94)	to	(28.24)
	2007	1,457,747	11.9744	to	12.2416	17,658,270	3.26	1.30	to	2.30	6.55	to	7.65
	2006	715,554	11.2046	to	11.3717	8,088,852	2.49	1.30	to	2.30	8.30	to	9.40
	2005 [5]	25,858	10.3850	to	10.3937	268,544	1.11	1.35	to	1.85	3.85	to	3.94
F20
	2008	3,412,422	8.0187	to	8.2819	27,908,761	2.45	1.30	to	2.30	(34.35)	to	(33.68)
	2007	2,944,857	12.2148	to	12.4873	36,444,849	2.52	1.30	to	2.30	7.42	to	8.53
	2006	1,308,908	11.3368	to	11.5058	14,984,152	3.47	1.30	to	2.30	9.14	to	10.26
	2005 [5]	10,353	10.4250	to	10.4346	107,943	0.83	1.35	to	1.90	4.25	to	4.35
SGI
	2008	17,385,339	8.4022	to	8.5521	147,791,354	1.76	1.35	to	2.30	(20.70)	to	(19.92)
	2007 [6]	7,791,583	10.6128	to	10.6798	82,974,328	-	1.35	to	2.10	6.13	to	6.80
S17
	2008 [7]	4,966,898	6.9997	to	7.0549	34,950,364	5.05	1.35	to	2.30	(30.00)	to	(29.45)
ISC
	2008	6,865,436	6.9325	to	7.0894	48,332,687	5.43	1.30	to	2.50	(31.42)	to	(30.57)
	2007 [6]	3,983,472	10.1431	to	10.2071	40,544,176	1.80	1.35	to	2.10	1.43	to	2.07
FVS
	2008	1,779,602	9.1117	to	13.1231	22,554,357	1.14	1.30	to	2.50	(34.70)	to	(33.89)
	2007	1,960,878	13.8819	to	19.8610	37,692,750	0.66	1.30	to	2.50	(4.83)	to	(3.66)
	2006	1,597,154	14.4771	to	20.6252	32,015,946	0.63	1.30	to	2.50	14.06	to	15.46
	2005	1,065,024	12.6580	to	17.8718	18,622,511	0.75	1.30	to	2.30	6.27	to	7.36
	2004	784,791	11.8836	to	16.6555	12,898,583	0.18	1.25	to	2.30	18.84	to	22.07
SIC
	2008	997,893	8.9508	to	9.0765	8,998,750	6.90	1.35	to	2.10	(13.11)	to	(12.44)
	2007 [6]	556,077	10.3009	to	10.3659	5,745,387	2.79	1.35	to	2.10	3.01	to	3.66
FMS
	2008	10,659,488	8.7183	to	11.2279	116,498,829	3.43	1.30	to	2.35	(38.59)	to	(37.93)
	2007	6,318,116	14.1466	to	18.0981	111,152,728	1.37	1.30	to	2.35	1.03	to	2.13
	2006	3,368,514	13.9177	to	17.7303	58,070,328	1.22	1.30	to	2.35	15.61	to	16.85
	2005	1,886,907	12.0251	to	15.1818	27,978,414	0.87	1.30	to	2.30	8.02	to	9.12
	2004	1,146,446	11.1069	to	13.9198	15,778,515	0.75	1.25	to	2.30	10.03	to	11.15

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31						For the year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
	Units		lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

TDM
	2008	6,078,724	$ 8.1300	to	$ 8.4105	$ 50,460,099	2.68%	1.30%	to	2.35%	(53.82	) %	to	(53.32)%
	2007	4,360,786	17.6061	to	18.0187	77,853,382	1.85	1.30	to	2.35	25.74		to	27.10
	2006	511,631	13.9683	to	14.1765	7,216,012	1.18	1.30	to	2.30	25.15		to	26.43
	2005 [5]	82,552	11.1943	to	11.2121	924,837	-	1.35	to	2.30	11.94		to	12.12
FTG
	2008	2,275,331	8.2593	to	11.7171	25,517,931	1.77	1.30	to	2.35	(43.69)		to	(43.08)
	2007	2,128,221	14.6136	to	20.5944	41,968,435	1.30	1.30	to	2.35	(0.07)		to	1.01
	2006	1,134,629	14.5363	to	20.3990	22,093,074	1.21	1.30	to	2.35	18.95		to	20.23
	2005	518,022	12.2061	to	16.9753	8,461,348	0.99	1.30	to	2.30	6.37		to	7.45
	2004 [9]	185,270	11.4492	to	15.8060	2,822,852	1.01	1.25	to	2.30	13.35		to	14.58
FTI
	2008	22,475,438	9.8476	to	12.9916	280,682,732	2.33	1.30	to	2.55	(41.91)		to	(41.16)
	2007	23,555,118	16.8727	to	22.1685	502,292,060	1.98	1.30	to	2.55	12.50		to	13.95
	2006	23,906,416	14.9290	to	19.5344	449,411,615	1.19	1.30	to	2.55	18.36		to	19.87
	2005	15,021,292	12.5557	to	16.3623	236,905,307	1.11	1.30	to	2.55	7.37		to	8.74
	2004	8,240,520	11.6449	to	15.1080	120,369,576	1.01	1.25	to	2.55	15.50		to	16.92
HVD
	2008 [10]	116,273	7.0493	to	7.0906	822,517	19.06	1.35	to	1.90	(29.46)		to	(29.06)
HVG
	2008 [10]	43,321	6.2416	to	6.2781	271,371	1.69	1.35	to	1.90	(39.09)		to	(38.75)
HVI
	2008 [10]	71,105	6.1669	to	6.2162	440,962	10.28	1.35	to	2.10	(39.15)		to	(38.68)
HVE
	2008 [10]	153,543	5.9849	to	6.0328	923,861	5.38	1.35	to	2.10	(41.18)		to	(41.36)
HVM
	2008 [10]	1,521	6.5957	to	6.6343	10,047	3.05	1.35	to	1.90	(35.17)		to	(34.81)
HVC
	2008 [10]	64,289	6.1242	to	6.1732	395,811	1.82	1.35	to	2.10	(40.12)		to	(39.66)
HVS
	2008 [10]	10,776	10.1182	to	10.1611	109,325	9.36	1.35	to	1.75	0.36		to	0.77
HVN
	2008 [10]	36,987	4.7757	to	4.8140	177,544	0.68	1.35	to	2.10	(53.65)		to	(53.30)
HRS
	2008 [10]	34,039	4.8112	to	4.8356	164,218	1.41	1.35	to	2.10	(51.89)		to	(51.64)
HVR
	2008 [10]	22,935	5.8258	to	5.8599	134,085	4.24	1.35	to	1.90	(43.17)		to	(42.85)
HSS
	2008 [10]	107,313	5.8910	to	5.9382	635,831	0.64	1.35	to	2.10	(42.47)		to	(42.03)
LRE
	2008 [7]	2,539,966	5.4621	to	5.5191	13,975,390	6.16	1.30	to	2.55	(45.38)		to	(44.81)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

LAV
	2008	2,597,685	$ 9.9573	to	$ 10.4851	$ 26,664,191	0.59%	1.30%	to	2.35%	(30.35)%	to	(29.60)%
	2007	2,132,144	14.3086	to	14.9014	31,216,819	0.58	1.30	to	2.30	4.25	to	5.33
	2006	1,530,051	13.6347	to	14.1549	21,338,547	0.81	1.35	to	2.30	12.01	to	13.10
	2005	673,060	12.1780	to	12.5157	8,330,401	0.45	1.35	to	2.30	4.50	to	5.51
	2004 [9]	344,432	11.6270	to	11.8619	4,063,023	0.73	1.25	to	2.30	13.04	to	16.27
LA1
	2008	32,204,879	8.3720	to	11.6127	357,720,551	1.55	1.30	to	2.55	(38.05)	to	(37.25)
	2007	30,273,162	13.4519	to	18.5163	537,440,084	1.57	1.30	to	2.55	0.79	to	2.09
	2006	17,651,095	13.2854	to	18.1473	306,867,936	1.54	1.30	to	2.55	14.29	to	15.75
	2005	11,563,674	11.5708	to	15.6855	174,257,651	1.17	1.30	to	2.55	0.62	to	1.91
	2004	8,986,821	11.4511	to	15.3996	133,211,678	1.31	1.25	to	2.55	9.77	to	14.82
LA9
	2008	4,668,640	8.4333	to	9.7176	41,167,153	-	1.30	to	2.55	(39.83)	to	(39.05)
	2007	5,069,578	14.0149	to	15.9436	73,578,930	-	1.30	to	2.55	18.17	to	19.70
	2006	4,902,578	11.8596	to	13.3200	59,707,503	-	1.30	to	2.55	5.15	to	6.50
	2005	2,675,259	11.2788	to	12.5076	30,716,359	-	1.30	to	2.55	1.96	to	3.27
	2004 [9]	1,203,674	11.0616	to	12.1119	13,428,847	-	1.25	to	2.55	8.39	to	21.12
LA2
	2008	5,303,970	8.0841	to	11.2837	57,317,730	1.26	1.30	to	2.55	(40.91)	to	(40.15)
	2007	5,809,005	13.6038	to	18.8622	105,217,891	0.47	1.30	to	2.55	(2.00)	to	(0.73)
	2006	4,471,238	13.7695	to	19.0113	81,834,682	0.63	1.30	to	2.55	9.38	to	10.78
	2005	2,743,587	12.5489	to	17.1707	45,585,122	0.51	1.30	to	2.55	5.47	to	6.82
	2004	2,592,930	11.8315	to	16.0827	40,628,899	0.51	1.25	to	2.55	18.32	to	22.36
MF7
	2008	4,635,465	8.7578	to	11.6903	51,141,515	6.74	1.00	to	2.50	(13.00)	to	(11.66)
	2007	6,110,178	9.9948	to	13.2334	76,655,526	5.69	1.00	to	2.55	(0.05)	to	2.24
	2006	6,133,332	10.5636	to	12.9429	75,695,316	5.91	1.00	to	2.55	2.20	to	3.82
	2005	6,270,011	10.3358	to	12.4661	75,047,190	5.84	1.00	to	2.55	(0.99)	to	0.58
	2004	6,078,648	10.4393	to	12.3943	72,842,791	5.91	1.00	to	2.55	3.20	to	4.85
BDS
	2008	5,203,097	12.3042	to	13.7497	69,202,403	7.02	1.15	to	1.85	(12.19)	to	(11.55)
	2007	6,896,916	14.1153	to	15.5456	103,879,319	6.26	1.15	to	1.85	1.60	to	2.35
	2006	8,059,857	13.7634	to	15.1894	119,031,240	6.18	1.15	to	1.85	3.26	to	4.00
	2005	9,925,405	13.3159	to	14.6046	141,413,865	6.16	1.15	to	1.85	(0.12)	to	0.60
	2004	11,381,676	13.3189	to	14.5404	161,562,164	6.19	1.15	to	1.85	4.28	to	5.04
MFD
	2008	2,225,709	6.0658	to	10.3830	14,426,457	0.17	1.00	to	2.30	(38.67)	to	(37.85)
	2007	2,498,904	9.8452	to	16.7408	26,279,858	-	1.00	to	2.30	8.36	to	9.81
	2006	3,012,379	9.0437	to	15.2763	29,113,014	-	1.00	to	2.30	3.62	to	5.00
	2005	3,518,217	8.6877	to	14.5788	32,540,878	0.37	1.00	to	2.30	(1.67)	to	(0.37)
	2004	3,522,979	8.7952	to	14.6624	32,971,898	-	1.00	to	2.10	8.23	to	9.67

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

CAS
	2008	20,862,870	$ 3.8114	to	$ 19.2780	$ 197,442,108	0.50%	1.00%	to	1.85%	(38.19	) %	to	(37.66)%
	2007	26,120,429	6.1637	to	33.9807	385,511,764	0.20	1.00	to	1.85	9.07		to	10.02
	2006	33,490,792	5.6481	to	28.3245	450,366,226	0.20	1.00	to	1.85	4.41		to	5.31
	2005	41,628,520	5.4069	to	26.9998	548,698,901	0.64	1.00	to	1.85	(0.95)		to	(0.09)
	2004	41,868,827	5.4557	to	27.1281	564,955,111	0.06	1.00	to	1.85	8.96		to	9.91
MFF
	2008	1,316,168	7.3320	to	12.8024	11,206,403	-	1.00	to	2.30	(38.97)		to	(38.16)
	2007	1,464,903	11.9589	to	20.7435	20,689,801	-	1.00	to	2.30	18.20		to	19.78
	2006	1,615,364	10.0706	to	17.3526	18,737,905	-	1.00	to	2.30	5.23		to	6.62
	2005	1,747,003	9.5267	to	16.3077	18,519,452	-	1.00	to	2.30	6.40		to	7.81
	2004	1,863,783	8.9127	to	15.1566	18,305,802	-	1.00	to	2.25	10.36		to	11.83
EGS
	2008	14,615,786	3.8453	to	16.3806	119,597,619	0.25	1.00	to	1.85	(38.50)		to	(37.96)
	2007	18,485,750	6.2491	to	26.5065	238,240,356	-	1.00	to	1.85	18.99		to	20.03
	2006	24,616,070	5.2490	to	22.1693	263,364,457	-	1.00	to	1.85	6.03		to	6.94
	2005	30,633,904	4.9480	to	20.8097	315,569,435	-	1.00	to	1.85	7.12		to	8.05
	2004	37,868,174	4.6166	to	19.3335	375,214,309	-	1.00	to	1.85	11.14		to	12.11
EM1
	2008	710,442	8.1987	to	19.6098	8,295,305	1.08	1.15	to	2.50	(56.32)		to	(55.71)
	2007	808,424	18.7701	to	44.3000	22,821,441	1.85	1.15	to	2.50	31.88		to	33.72
	2006	813,675	14.2242	to	33.1470	18,546,786	0.90	1.15	to	2.50	26.66		to	28.41
	2005	441,657	11.2417	to	25.8270	10,352,754	0.51	1.15	to	2.25	12.42		to	34.88
	2004	340,870	15.4356	to	19.1577	6,301,071	0.84	1.15	to	1.85	24.28		to	25.42
EME
	2008	1,900,227	14.3267	to	17.2377	29,955,875	1.39	1.00	to	1.85	(55.93)		to	(55.54)
	2007	2,587,959	32.5066	to	38.9119	91,911,417	2.02	1.00	to	1.85	33.14		to	34.29
	2006	3,300,914	24.4161	to	29.5347	87,687,610	1.12	1.00	to	1.85	27.76		to	28.87
	2005	3,923,235	19.1105	to	22.6447	81,260,933	0.68	1.00	to	1.85	34.24		to	35.40
	2004	3,707,620	14.2359	to	16.7834	57,029,517	1.02	1.00	to	1.85	24.82		to	25.91
GG1
	2008	410,545	13.8804	to	16.2887	6,320,695	7.46	1.15	to	2.05	7.86		to	8.85
	2007	284,890	12.8359	to	15.0094	4,022,897	-	1.15	to	1.85	6.46		to	7.23
	2006	283,792	10.4123	to	14.0408	3,762,442	-	1.15	to	1.85	2.77		to	3.50
	2005	327,850	11.8827	to	13.6067	4,232,469	10.41	1.15	to	1.85	(9.20)		to	(8.56)
	2004	340,389	13.0273	to	14.9250	4,820,154	12.26	1.15	to	1.85	7.76		to	8.53
GGS
	2008	1,783,352	15.5702	to	22.3616	33,534,157	8.21	1.00	to	1.85	8.36		to	9.30
	2007	1,951,821	14.3685	to	25.1849	33,658,588	-	1.00	to	1.85	6.68		to	7.61
	2006	2,234,976	13.4688	to	19.1593	36,201,209	-	1.00	to	1.85	3.03		to	3.92
	2005	2,809,654	13.0728	to	18.5077	43,876,264	10.70	1.00	to	1.85	(8.92)		to	(8.13)
	2004	3,280,149	14.3527	to	20.2232	56,460,907	12.59	1.00	to	1.85	8.02		to	8.96

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

GG2
	2008	440,668	$ 9.3883	to	$ 13.1983	$ 4,602,950	0.76%	1.00%	to	2.30%	(40.48)%	to	(39.68)%
	2007	494,318	15.6997	to	21.9248	8,590,818	1.43	1.00	to	2.10	10.65	to	11.90
	2006	548,900	14.1520	to	19.6328	8,624,775	0.33	1.00	to	2.10	14.55	to	15.84
	2005	552,979	12.3227	to	16.9829	7,538,233	0.23	1.00	to	2.10	7.44	to	8.64
	2004	614,351	11.4406	to	15.6639	7,740,130	0.31	1.00	to	2.10	12.75	to	14.25
GGR
	2008	4,323,307	6.5693	to	20.2403	59,243,931	1.03	1.00	to	1.85	(40.07)	to	(39.55)
	2007	5,626,403	10.9557	to	33.6111	124,791,013	1.69	1.00	to	1.85	11.17	to	12.13
	2006	7,063,308	9.8502	to	30.0902	140,323,466	0.56	1.00	to	1.85	15.21	to	16.20
	2005	8,221,692	8.5455	to	25.9940	145,928,483	0.47	1.00	to	1.85	8.00	to	8.94
	2004	9,885,010	7.9081	to	23.9533	165,248,378	0.48	1.00	to	1.85	13.47	to	14.45
GT2
	2008	873,958	13.6216	to	15.4312	12,354,205	5.24	1.15	to	1.85	(17.15)	to	(16.56)
	2007	1,161,693	16.4422	to	18.5035	19,774,396	1.99	1.15	to	2.05	6.39	to	7.37
	2006	1,149,650	14.9739	to	17.2425	18,291,763	0.66	1.15	to	2.05	14.52	to	15.57
	2005	1,195,804	13.4408	to	14.9273	16,498,684	3.81	1.00	to	2.05	1.42	to	2.51
	2004	1,049,400	13.2252	to	14.5915	14,165,553	2.33	1.15	to	2.05	14.47	to	15.53
GTR
	2008	4,598,290	13.1070	to	25.2490	89,967,387	5.42	1.15	to	1.85	(16.99)	to	(16.39)
	2007	6,117,487	15.7818	to	30.2720	140,411,531	2.22	1.15	to	1.85	6.84	to	7.62
	2006	7,258,332	14.7633	to	28.1974	156,233,915	0.92	1.15	to	1.85	15.11	to	15.95
	2005	8,201,461	12.8186	to	24.3793	156,049,255	4.27	1.15	to	1.85	1.85	to	2.59
	2004	8,363,603	12.5796	to	23.8232	160,297,490	2.50	1.15	to	1.85	14.94	to	15.78
MFK
	2008	19,623,926	10.9374	to	13.3271	236,492,256	5.08	1.00	to	2.55	5.53	to	7.21
	2007	24,954,225	10.3645	to	12.4309	281,758,050	4.76	1.00	to	2.55	4.17	to	5.83
	2006	25,308,705	9.9499	to	11.7457	272,332,913	4.56	1.00	to	2.55	0.84	to	2.44
	2005	19,255,861	9.8669	to	11.4658	205,291,955	4.32	1.00	to	2.55	(0.59)	to	0.99
	2004	15,785,190	9.9252	to	11.3535	169,069,438	5.19	1.00	to	2.55	0.86	to	2.51
GSS
	2008	12,130,442	13.8850	to	22.2887	213,486,283	5.57	1.15	to	1.85	6.53	to	7.31
	2007	15,336,252	13.0202	to	24.6917	247,658,015	5.01	1.00	to	1.85	5.19	to	6.10
	2006	18,582,159	12.3657	to	19.7009	283,320,766	5.07	1.00	to	1.85	1.77	to	2.65
	2005	22,849,712	12.1380	to	19.2660	344,042,581	4.75	1.00	to	1.85	0.42	to	1.28
	2004	26,991,543	12.0756	to	19.0953	406,733,201	5.63	1.00	to	1.85	1.84	to	2.72
MFC
	2008	9,170,448	7.8311	to	10.4078	91,248,270	9.27	1.00	to	2.55	(31.44)	to	(30.35)
	2007	9,231,715	11.3703	to	14.9734	132,587,722	7.08	1.00	to	2.55	(1.04)	to	0.54
	2006	8,020,269	11.4368	to	14.9231	114,743,896	8.08	1.00	to	2.55	7.25	to	8.95
	2005	7,227,900	10.6154	to	13.7254	95,167,528	7.45	1.00	to	2.55	(0.66)	to	0.92
	2004	7,034,638	10.6489	to	13.6280	92,066,666	6.45	1.00	to	2.55	6.49	to	8.27

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

HYS
	2008	6,745,555	$ 8.8989	to	$ 17.5591	$ 78,775,038	9.54%	1.00%	to	1.85%	(30.97)%	to	(30.37)%
	2007	8,811,448	12.8913	to	30.7416	145,304,823	7.61	1.00	to	1.85	0.03	to	0.90
	2006	11,347,579	12.8873	to	25.1862	186,188,557	8.37	1.00	to	1.85	8.36	to	9.29
	2005	14,094,783	11.8935	to	23.1337	214,798,743	8.45	1.00	to	1.85	0.31	to	1.17
	2004	17,473,238	11.8536	to	22.9531	267,795,978	7.78	1.00	to	1.85	7.51	to	8.45
IG1
	2008	1,645,540	6.9084	to	15.6748	16,461,538	1.09	1.00	to	2.10	(41.23)	to	(40.56)
	2007	1,455,023	11.7343	to	26.4253	26,435,969	1.10	1.00	to	2.30	13.87	to	18.28
	2006	1,126,228	17.9775	to	23.0061	20,902,161	0.45	1.00	to	2.05	23.18	to	24.50
	2005	1,221,898	14.5644	to	18.5160	18,247,713	0.70	1.00	to	2.05	12.28	to	13.48
	2004	1,328,474	12.9450	to	16.3494	17,567,913	0.38	1.00	to	2.05	16.14	to	17.39
IGS
	2008	5,162,799	9.7806	to	13.5618	59,050,183	1.33	1.00	to	1.85	(40.94)	to	(40.43)
	2007	6,494,572	16.5529	to	22.7974	124,612,558	1.41	1.00	to	1.85	14.42	to	15.41
	2006	7,850,731	14.4597	to	19.7805	131,169,208	0.68	1.00	to	1.85	23.72	to	24.78
	2005	8,840,529	11.6819	to	15.8737	119,334,575	0.93	1.00	to	1.85	12.79	to	13.76
	2004	9,969,224	10.3519	to	13.9724	119,165,042	0.56	1.00	to	1.85	16.73	to	17.75
MI1
	2008	22,385,237	7.2338	to	17.6653	167,431,706	0.93	1.15	to	2.35	(33.19)	to	(32.37)
	2007	18,793,055	10.8274	to	26.1320	211,701,396	0.76	1.15	to	2.35	4.83	to	9.23
	2006	703,270	20.2099	to	24.7123	14,701,003	1.07	1.15	to	2.05	26.32	to	27.47
	2005	661,889	15.9668	to	19.3959	10,873,687	0.88	1.15	to	1.85	12.81	to	13.62
	2004	464,476	14.1533	to	17.0802	6,685,849	0.67	1.15	to	1.85	25.37	to	26.27
MII
	2008	3,503,901	12.4412	to	19.7453	56,116,944	1.05	1.00	to	1.85	(32.68)	to	(32.10)
	2007	4,858,869	18.4723	to	29.1921	113,714,035	1.65	1.00	to	1.85	5.35	to	6.27
	2006	5,838,111	17.5246	to	27.5761	129,700,838	1.24	1.00	to	1.85	26.84	to	27.94
	2005	5,984,457	13.8089	to	21.6372	105,062,829	1.11	1.00	to	1.85	13.09	to	14.07
	2004	5,206,659	12.2041	to	19.0416	82,150,477	0.73	1.00	to	1.85	25.65	to	26.74
M1B
	2008	6,598,033	6.4453	to	9.9977	53,180,723	0.34	1.00	to	2.55	(38.96)	to	(37.98)
	2007	8,274,394	10.4829	to	16.1531	107,971,328	-	1.00	to	2.55	8.41	to	10.15
	2006	6,763,495	9.6001	to	14.6951	78,640,745	-	1.00	to	2.55	4.68	to	6.34
	2005	7,285,892	9.1054	to	13.8464	78,659,290	0.28	1.00	to	2.55	1.51	to	3.12
	2004	7,277,585	8.9065	to	13.4550	75,706,711	-	1.00	to	2.55	6.56	to	8.26
MIS
	2008	22,457,175	4.3169	to	7.8323	134,937,104	0.63	1.00	to	1.85	(38.38)	to	(37.85)
	2007	30,064,891	7.0025	to	12.6193	286,174,371	0.36	1.00	to	1.85	9.46	to	10.41
	2006	35,387,641	6.3943	to	11.4456	309,578,994	0.10	1.00	to	1.85	5.68	to	6.59
	2005	43,809,878	6.0476	to	10.7527	365,666,252	0.52	1.00	to	1.85	2.45	to	3.33
	2004	52,900,145	5.9002	to	10.4204	431,900,622	0.07	1.00	to	1.85	7.58	to	8.51

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

MFL
	2008	17,800,165	$ 7.5820	to	$ 11.0833	$ 177,022,413	1.22%	1.00%	to	2.55%	(36.78)%	to	(35.77)%
	2007	19,982,665	11.9080	to	17.2918	310,717,943	1.00	1.00	to	2.55	2.98	to	4.63
	2006	19,922,745	11.4804	to	16.5607	295,643,335	0.60	1.00	to	2.55	10.17	to	11.91
	2005	14,452,676	10.3470	to	14.8278	185,054,959	0.84	1.00	to	2.55	4.69	to	6.35
	2004	7,171,814	9.8134	to	13.9709	75,087,391	0.83	1.00	to	2.25	9.16	to	14.32
MIT
	2008	28,659,325	6.3519	to	22.7364	312,978,185	1.52	1.00	to	1.85	(36.16)	to	(35.60)
	2007	36,869,229	9.9446	to	35.4439	616,787,038	1.18	1.00	to	1.85	3.98	to	4.88
	2006	47,922,260	9.5591	to	33.9245	759,598,902	0.82	1.00	to	1.85	11.21	to	12.17
	2005	59,467,044	8.5910	to	30.3594	858,600,168	0.97	1.00	to	1.85	5.72	to	6.63
	2004	71,195,865	8.1222	to	28.5811	993,646,065	1.03	1.00	to	1.85	9.91	to	10.86
MC1
	2008	2,534,232	3.9148	to	8.7136	14,019,215	-	1.00	to	2.50	(52.65)	to	(51.92)
	2007	2,822,330	8.2136	to	18.1607	31,670,209	-	1.00	to	2.55	6.78	to	8.49
	2006	3,386,735	7.6371	to	16.7744	35,351,366	-	1.00	to	2.55	(0.40)	to	1.18
	2005	3,978,465	7.6135	to	16.6129	40,389,836	-	1.00	to	2.55	0.16	to	1.75
	2004	4,467,480	7.5470	to	16.3597	44,072,943	-	1.00	to	2.55	11.36	to	13.14
MCS
	2008	5,304,731	2.7880	to	3.0536	15,794,789	-	1.15	to	1.85	(52.25)	to	(51.90)
	2007	7,235,851	5.8323	to	6.3480	44,914,140	-	1.15	to	1.85	7.80	to	8.59
	2006	9,323,613	5.4047	to	5.8972	53,469,128	-	1.15	to	1.85	0.45	to	1.18
	2005	12,048,420	5.3749	to	5.7777	68,651,430	-	1.15	to	1.85	1.20	to	1.93
	2004	14,935,080	5.3057	to	5.6681	83,825,087	-	1.15	to	1.85	12.50	to	13.32
MCV
	2008	1,163,909	7.7492	to	10.8513	11,046,492	1.14	1.15	to	2.50	(43.77)	to	(42.98)
	2007	1,314,251	13.7171	to	19.0418	21,843,631	-	1.15	to	2.55	(1.00)	to	0.43
	2006	1,467,221	13.7842	to	18.9695	24,368,309	-	1.15	to	2.55	8.19	to	9.74
	2005	1,682,084	12.6762	to	17.2950	25,549,351	-	1.15	to	2.55	4.67	to	6.17
	2004	1,649,863	12.0488	to	16.2981	23,975,740	-	1.15	to	2.55	18.64	to	20.35
MM1
	2008	22,125,007	9.9147	to	10.8617	228,570,494	1.77	1.00	to	2.55	(0.80)	to	0.78
	2007	21,267,373	9.9894	to	10.7777	219,489,293	4.47	1.00	to	2.55	1.91	to	3.54
	2006	15,330,003	9.7773	to	10.4095	153,918,543	4.28	1.00	to	2.55	1.68	to	3.29
	2005	11,958,338	9.5912	to	10.1022	117,199,576	2.49	1.00	to	2.55	(0.14)	to	1.44
	2004	8,633,307	9.5804	to	9.9889	84,038,433	0.64	1.00	to	2.55	(2.00)	to	(0.11)
MMS
	2008	15,465,643	10.7978	to	14.4657	198,802,618	2.02	1.00	to	1.85	0.14	to	1.01
	2007	14,742,422	10.7767	to	16.0468	188,524,112	4.78	1.00	to	1.85	2.90	to	3.80
	2006	14,751,948	10.3731	to	13.9040	182,628,575	4.56	1.00	to	1.85	2.66	to	3.55
	2005	15,938,732	10.1733	to	13.4788	191,927,367	2.67	1.00	to	1.85	0.82	to	1.70
	2004	19,134,186	10.0645	to	13.3052	228,260,816	0.80	1.00	to	1.85	(1.04)	to	(0.19)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31						For the year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
	Units		lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

M1A
	2008	8,571,360	$ 6.2340	to	$ 10.1266	$ 77,933,950	-%	1.00%	to	2.55%	(41.31)%	to	(40.37)%
	2007	9,051,054	10.5672	to	17.0170	138,196,204	-	1.00	to	2.55	(0.35)	to	1.25
	2006	8,544,360	10.5494	to	16.8413	128,060,378	-	1.00	to	2.55	10.02	to	11.77
	2005	6,422,025	9.5394	to	15.0983	82,239,579	-	1.00	to	2.55	2.29	to	3.91
	2004	4,707,914	9.2786	to	14.5596	54,151,676	-	1.00	to	2.55	4.47	to	26.21
NWD
	2008	6,367,778	5.1269	to	10.2431	45,645,465	-	1.00	to	1.85	(40.70)	to	(40.18)
	2007	8,362,104	8.6186	to	17.1469	99,019,794	-	1.00	to	1.85	0.65	to	1.53
	2006	10,624,368	8.5367	to	16.9125	125,408,472	-	1.00	to	1.85	11.08	to	12.04
	2005	12,797,342	7.6617	to	15.1157	137,501,927	-	1.00	to	1.85	3.27	to	4.16
	2004	15,598,558	7.3969	to	14.5325	164,314,000	-	1.00	to	1.85	5.49	to	6.41
RE1
	2008	1,840,427	7.7566	to	11.9309	17,668,776	0.37	1.10	to	2.30	(38.03)	to	(37.27)
	2007	1,853,837	12.4596	to	19.0382	28,036,878	0.61	1.10	to	2.30	10.36	to	11.72
	2006	2,112,711	11.2383	to	17.0586	28,453,629	0.42	1.10	to	2.30	7.79	to	9.11
	2005	2,260,668	10.3786	to	15.6503	27,431,958	0.37	1.10	to	2.25	5.29	to	6.53
	2004	2,212,955	9.8168	to	14.7062	24,899,828	0.76	1.10	to	2.10	13.05	to	17.40
RES
	2008	11,057,121	5.4090	to	18.0325	129,451,544	0.67	1.15	to	1.85	(37.61)	to	(37.16)
	2007	14,094,806	8.6654	to	28.7651	257,818,176	0.84	1.15	to	1.85	11.13	to	11.94
	2006	18,185,522	7.7933	to	25.7598	297,727,331	0.66	1.15	to	1.85	8.52	to	9.30
	2005	23,187,138	7.1781	to	23.6255	352,950,696	0.58	1.15	to	1.85	6.02	to	6.78
	2004	28,414,936	6.7673	to	22.1793	416,020,180	0.93	1.15	to	1.85	13.68	to	14.51
RG1
	2008	2,883,536	6.4648	to	11.3256	21,338,733	0.44	1.00	to	2.30	(40.21)	to	(39.41)
	2007	2,707,973	10.8166	to	18.7295	34,458,186	0.16	1.00	to	2.25	6.17	to	8.99
	2006	979,416	12.3578	to	17.4884	12,643,624	0.41	1.00	to	2.05	11.12	to	12.31
	2005	870,283	11.1213	to	15.6035	9,951,870	0.44	1.10	to	2.05	4.21	to	5.22
	2004	905,199	10.6715	to	14.8441	9,872,571	0.47	1.10	to	2.05	11.94	to	13.03
RGS
	2008	11,214,418	6.9635	to	10.7101	95,812,820	0.65	1.00	to	1.85	(39.77)	to	(39.24)
	2007	14,862,669	11.5494	to	17.6526	208,241,408	0.23	1.00	to	1.85	6.69	to	7.62
	2006	6,003,584	10.8138	to	16.4253	77,970,401	0.60	1.00	to	1.85	11.64	to	12.60
	2005	6,688,530	9.7530	to	14.6071	78,190,704	0.69	1.00	to	1.85	4.59	to	5.49
	2004	7,171,116	9.2426	to	13.8656	80,437,148	0.67	1.00	to	1.85	12.50	to	13.48
RI1
	2008	7,836,028	10.4310	to	14.5578	107,197,293	1.49	1.00	to	2.55	(44.07)	to	(43.17)
	2007	7,944,489	18.5446	to	25.6706	191,456,875	0.92	1.00	to	2.55	9.92	to	11.67
	2006	6,902,034	16.7358	to	23.0340	148,626,673	0.93	1.00	to	2.55	24.02	to	25.98
	2005	5,123,155	13.4517	to	18.3201	87,231,876	0.59	1.15	to	2.55	13.24	to	14.86
	2004	4,045,282	11.8126	to	15.9581	59,726,643	0.38	1.15	to	2.55	17.87	to	19.57

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

RIS
	2008	3,693,283	$ 8.9085	to	$ 15.9949	$ 40,321,119	1.80%	1.15%	to	1.85%	(43.56)%	to	(43.14)%
	2007	5,162,219	15.7747	to	28.1322	98,199,663	1.14	1.15	to	1.85	11.05	to	11.86
	2006	6,522,015	14.1980	to	25.1497	111,472,872	1.14	1.15	to	1.85	25.12	to	26.03
	2005	6,756,158	11.3347	to	19.9559	91,829,693	0.79	1.15	to	1.85	14.41	to	15.24
	2004	7,228,881	9.8769	to	17.3169	85,264,194	0.48	1.15	to	1.85	18.95	to	19.82
SI1
	2008	956,921	10.6423	to	11.7277	10,869,245	8.07	1.15	to	2.30	(15.21)	to	(14.21)
	2007	1,425,992	12.5520	to	13.6707	18,942,966	5.10	1.15	to	2.30	0.85	to	2.04
	2006	1,662,083	11.2160	to	13.5062	21,695,648	5.71	1.15	to	2.30	4.01	to	5.23
	2005	1,805,113	11.9667	to	12.7313	22,487,758	6.66	1.15	to	2.30	(0.72)	to	0.44
	2004	1,930,592	12.0538	to	12.6752	24,035,088	5.67	1.15	to	2.25	5.34	to	6.59
SIS
	2008	2,463,406	11.4995	to	12.5692	29,958,353	8.29	1.15	to	1.85	(14.66)	to	(14.04)
	2007	3,392,931	13.4684	to	14.6222	48,007,878	5.51	1.15	to	1.85	1.56	to	2.30
	2006	3,797,869	13.2544	to	14.2929	52,671,180	6.07	1.15	to	1.85	4.74	to	5.50
	2005	4,397,877	12.6479	to	13.5477	58,018,808	7.12	1.15	to	1.85	0.01	to	0.73
	2004	4,922,159	12.6404	to	13.4491	64,706,617	4.80	1.15	to	1.85	6.04	to	6.81
SVS
	2008	322,503	6.4839	to	9.5447	2,554,715	0.98	1.15	to	2.35	(44.14)	to	(43.45)
	2007	511,648	11.5718	to	16.8871	7,210,023	1.52	1.15	to	2.35	(4.92)	to	(3.75)
	2006	611,352	12.1335	to	17.5537	8,983,508	0.55	1.15	to	2.35	11.25	to	12.62
	2005	796,494	10.8728	to	15.5949	10,531,335	0.75	1.15	to	2.30	(3.00)	to	(1.86)
	2004	847,507	11.1803	to	15.8984	11,455,484	0.23	1.15	to	2.25	15.05	to	16.41
TE1
	2008	183,490	5.1259	to	11.3963	989,205	-	1.15	to	1.85	(52.00)	to	(51.66)
	2007	314,493	10.6793	to	23.5856	3,552,821	-	1.15	to	2.05	17.53	to	18.61
	2006	332,775	9.0680	to	19.8947	3,147,970	-	1.15	to	1.85	19.35	to	20.20
	2005	419,282	7.5980	to	16.5602	3,377,159	-	1.15	to	1.85	4.07	to	4.81
	2004	482,254	7.3009	to	15.8084	3,633,413	-	1.15	to	1.85	(0.13)	to	0.79
TEC
	2008	3,206,181	2.3219	to	2.6520	8,055,874	-	1.15	to	1.85	(51.83)	to	(51.49)
	2007	4,080,642	4.8154	to	5.4664	21,166,638	-	1.15	to	1.85	17.99	to	18.83
	2006	4,306,342	4.0772	to	4.6453	18,818,345	-	1.15	to	1.85	19.72	to	20.57
	2005	5,244,561	3.4021	to	3.8152	18,988,564	-	1.15	to	1.85	4.23	to	4.99
	2004	6,675,608	3.2606	to	3.6344	23,074,612	-	1.15	to	1.85	0.54	to	1.27
MFJ
	2008	53,879,494	9.4214	to	11.9241	605,101,294	3.15	1.00	to	2.55	(23.74)	to	(22.52)
	2007	57,895,390	12.2852	to	15.4222	840,502,026	2.67	1.00	to	2.55	1.41	to	3.03
	2006	53,249,495	12.0173	to	14.9995	751,331,290	2.50	1.00	to	2.55	9.06	to	10.79
	2005	49,480,358	10.9837	to	13.5657	629,492,828	2.32	1.00	to	2.55	0.20	to	1.79
	2004	35,062,662	10.9007	to	13.3545	433,233,722	2.17	1.00	to	2.55	8.30	to	10.03

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

TRS
	2008	29,892,193	$ 10.5464	to	$ 27.0755	$ 537,334,088	3.47%	1.15%	to	1.85%	(23.01)%	to	(22.45)%
	2007	39,711,318	13.6838	to	42.0157	899,656,744	3.01	1.15	to	1.85	2.38	to	3.13
	2006	49,201,194	13.3518	to	34.0206	1,081,166,349	2.82	1.15	to	1.85	10.15	to	10.95
	2005	61,210,836	12.1091	to	30.7387	1,229,097,435	2.66	1.15	to	1.85	1.12	to	1.85
	2004	70,122,337	11.9625	to	30.2533	1,417,695,061	2.52	1.00	to	1.85	9.40	to	10.35
MFE
	2008	3,731,129	13.0308	to	22.6677	72,955,216	1.66	1.00	to	2.35	(38.74)	to	(37.88)
	2007	3,613,171	21.1610	to	36.5673	109,039,810	1.09	1.00	to	2.35	25.25	to	26.99
	2006	2,880,540	16.8080	to	28.8532	64,951,521	2.61	1.00	to	2.35	28.87	to	30.65
	2005	2,310,367	12.9764	to	22.1297	37,623,081	0.76	1.00	to	2.30	14.35	to	15.81
	2004	1,823,681	11.3020	to	19.1479	24,246,657	1.74	1.00	to	2.25	21.17	to	28.71
UTS
	2008	8,400,706	10.9193	to	34.6333	155,230,961	1.91	1.15	to	1.85	(38.23)	to	(37.78)
	2007	11,423,450	17.6690	to	55.8021	329,601,898	1.34	1.15	to	1.85	26.19	to	27.11
	2006	14,522,188	13.9930	to	44.0096	327,399,609	2.98	1.15	to	1.85	29.84	to	30.78
	2005	16,956,503	10.7441	to	33.7338	299,205,027	0.99	1.15	to	1.85	15.13	to	15.96
	2004	18,353,815	9.3039	to	29.1618	285,330,031	1.95	1.15	to	1.85	27.96	to	28.89
MV1
	2008	13,424,854	9.6688	to	13.0299	159,243,510	1.45	1.00	to	2.55	(34.59)	to	(33.54)
	2007	8,166,089	14.7056	to	19.6462	138,202,958	1.35	1.00	to	2.55	4.91	to	6.59
	2006	8,782,638	13.9154	to	18.4691	138,689,478	1.28	1.00	to	2.55	17.59	to	19.46
	2005	9,478,274	11.7960	to	15.4922	124,900,820	1.19	1.00	to	2.55	3.64	to	5.28
	2004	9,411,407	11.3265	to	14.7447	117,692,787	1.14	1.00	to	2.55	12.24	to	14.03
MVS
	2008	9,654,222	9.9861	to	14.3424	124,630,580	1.92	1.15	to	1.85	(33.90)	to	(33.41)
	2007	13,437,738	15.0910	to	21.5393	258,734,352	1.62	1.15	to	1.85	5.92	to	6.69
	2006	17,360,967	14.2333	to	20.1884	314,343,755	1.54	1.15	to	1.85	18.73	to	19.59
	2005	20,463,991	11.9762	to	16.8820	311,868,666	1.40	1.15	to	1.85	4.63	to	5.39
	2004	22,855,509	11.4346	to	16.0188	332,260,043	1.30	1.00	to	1.85	13.38	to	14.36
OBV
	2008	626,984	5.6546	to	5.7342	3,574,079	1.96	1.35	to	2.10	(44.81)	to	(44.38)
	2007 [6]	199,285	10.2449	to	10.3095	2,048,287	0.09	1.35	to	2.10	2.45	to	3.10
OCA
	2008	2,290,263	7.1367	to	9.7242	21,043,470	-	1.30	to	2.55	(47.05)	to	(46.37)
	2007	2,405,555	13.4033	to	18.1418	41,294,194	0.01	1.30	to	2.55	10.94	to	12.37
	2006	2,590,414	11.9843	to	16.1528	39,813,448	0.18	1.30	to	2.55	4.94	to	6.29
	2005	2,328,976	11.4153	to	15.2053	33,917,242	0.71	1.30	to	2.55	2.20	to	3.50
	2004	2,178,624	12.2953	to	14.6981	30,806,058	0.22	1.25	to	2.55	3.89	to	5.17
OGG
	2008	2,451,893	9.4003	to	9.9232	23,751,907	1.28	1.30	to	2.30	(41.71)	to	(41.11)
	2007	2,653,815	16.1268	to	16.8504	43,790,664	1.05	1.30	to	2.30	3.63	to	4.69
	2006	1,996,825	15.4407	to	16.0948	31,585,162	0.68	1.30	to	2.30	14.67	to	15.84
	2005	991,457	13.5710	to	13.8938	13,587,975	0.67	1.30	to	2.30	11.44	to	12.58
	2004 [9]	514,788	12.1774	to	12.3035	6,301,890	0.10	1.25	to	2.30	16.14	to	17.27

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

OMG
	2008	48,485,735	$ 7.9130	to	$ 10.0143	$ 465,958,080	1.23%	1.30%	to	2.55%	(40.20)%	to	(39.43)%
	2007	44,367,479	13.1710	to	16.5411	706,504,514	0.74	1.30	to	2.55	1.48	to	2.79
	2006	31,198,650	12.9188	to	16.1003	484,702,859	0.79	1.30	to	2.55	11.84	to	13.27
	2005	17,938,766	11.4982	to	14.2212	246,848,978	0.91	1.30	to	2.55	3.05	to	4.37
	2004	8,686,835	11.1107	to	13.6327	114,799,188	0.25	1.25	to	2.55	6.36	to	11.40
OMS
	2008	760,213	8.8544	to	12.3428	9,053,263	0.28	1.30	to	2.30	(39.44)	to	(38.81)
	2007	870,402	14.5452	to	20.1827	17,001,852	0.17	1.30	to	2.30	(3.67)	to	(2.68)
	2006	925,673	14.9139	to	20.7493	18,678,581	0.02	1.30	to	2.30	12.03	to	13.17
	2005	595,796	13.3787	to	18.3437	10,694,455	-	1.35	to	2.30	7.20	to	8.24
	2004	489,698	15.2353	to	16.9475	8,170,089	-	1.25	to	2.30	16.43	to	17.57
PMB
	2008	593,875	11.0277	to	17.3159	9,715,387	6.51	1.30	to	2.15	(16.44)	to	(15.71)
	2007	635,006	13.1766	to	20.5534	12,385,714	5.76	1.30	to	2.25	3.43	to	4.44
	2006	534,239	12.6765	to	19.6898	9,997,829	5.39	1.30	to	2.25	6.82	to	7.86
	2005	290,180	11.8652	to	18.2643	5,141,808	5.13	1.35	to	2.25	8.30	to	9.29
	2004 [9]	96,856	15.8431	to	16.7115	1,583,863	4.20	1.25	to	2.25	9.59	to	10.61
PLD
	2008	57,102,477	10.0528	to	10.6962	599,061,553	4.09	1.30	to	2.55	(2.96)	to	(1.71)
	2007	80,692,069	10.3597	to	10.8883	864,760,462	4.75	1.30	to	2.55	4.62	to	5.97
	2006	45,681,184	9.9020	to	10.2799	463,694,126	4.25	1.30	to	2.55	1.33	to	2.63
	2005	23,604,352	9.7717	to	10.0216	234,513,041	2.90	1.30	to	2.55	(1.56)	to	(0.30)
	2004 [9]	11,851,375	9.9261	to	10.0564	118,663,580	1.46	1.25	to	2.55	(0.75)	to	0.47
PRR
	2008	9,486,271	10.1007	to	12.1928	112,568,613	3.52	1.30	to	2.55	(9.43)	to	(8.27)
	2007	4,125,528	11.0670	to	13.2982	53,416,156	4.64	1.30	to	2.35	8.05	to	9.22
	2006	3,162,459	10.1108	to	12.1816	37,613,046	4.23	1.30	to	2.35	(1.65)	to	(0.59)
	2005	2,712,386	10.2970	to	12.2602	32,648,274	2.84	1.30	to	2.30	(0.24)	to	0.77
	2004	1,942,972	10.2697	to	12.1722	23,367,250	1.04	1.25	to	2.30	2.70	to	7.44
PTR
	2008	26,948,277	11.1260	to	12.8042	337,147,301	4.48	1.30	to	2.55	2.12	to	3.44
	2007	20,114,681	10.8948	to	12.3852	243,883,703	4.78	1.30	to	2.55	5.97	to	7.34
	2006	6,231,960	10.2806	to	11.5442	70,316,909	4.41	1.30	to	2.55	1.21	to	2.51
	2005	5,192,072	10.1577	to	11.2677	57,410,982	3.44	1.30	to	2.55	(0.15)	to	1.12
	2004	4,491,441	10.1448	to	11.1480	49,373,803	1.90	1.25	to	2.55	1.45	to	3.47
PRA
	2008	411,581	9.1402	to	9.3641	3,799,922	6.07	1.35	to	2.10	(17.62)	to	(16.98)
	2007	340,476	11.0947	to	11.2797	3,802,578	8.56	1.35	to	2.25	5.88	to	6.86
	2006	192,534	10.4068	to	10.5620	2,021,607	6.50	1.35	to	2.25	2.31	to	3.25
	2005 [5]	18,761	10.2116	to	10.2236	191,646	4.67	1.35	to	2.05	2.12	to	2.24
PCR
	2008	5,813,511	6.3854	to	6.6490	38,163,263	6.32	1.30	to	2.55	(45.23)	to	(44.52)
	2007	977,885	11.7108	to	11.9855	11,610,424	4.99	1.30	to	2.35	20.33	to	21.63
	2006	494,790	9.7092	to	9.8541	4,852,130	6.00	1.30	to	2.30	(5.32)	to	(4.36)
	2005 [5]	49,012	10.2856	to	10.3019	504,509	2.08	1.35	to	2.30	2.86	to	3.02

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

1XX
	2008 [8]	46,329	$ 9.0099	to	$ 9.0227	$ 417,717	-%	1.35%	to	2.05%	(9.90)%	to	(9.77)%
SSA
	2008	645,382	7.0636	to	7.8469	4,695,884	0.39	1.30	to	2.30	(38.60)	to	(37.97)
	2007	643,565	11.5044	to	12.6500	7,577,757	0.69	1.30	to	2.30	(8.24)	to	(7.30)
	2006	403,028	12.4447	to	13.6457	5,143,745	1.56	1.30	to	2.30	17.03	to	18.22
	2005	146,395	10.7134	to	11.5423	1,582,621	-	1.30	to	2.30	(3.25)	to	(2.26)
	2004 [9]	99,939	11.0730	to	11.1712	1,110,866	0.09	1.25	to	2.30	10.73	to	11.71
3XX
	2008 [8]	7,549	9.2051	to	9.2190	69,521	0.25	1.35	to	2.10	(7.95)	to	(7.81)
5XX
	2008 [8]	260,820	10.2403	to	10.2557	2,673,696	0.63	1.35	to	2.10	2.40	to	2.56
SVV
	2008	12,154,042	6.3694	to	6.4953	78,407,076	0.77	1.30	to	2.35	(39.39)	to	(38.74)
	2007 [6]	2,540,048	10.5313	to	10.5978	26,839,611	0.52	1.35	to	2.10	5.31	to	5.98
2XX
	2008 [8]	22,414	9.3391	to	9.3523	209,422	0.22	1.35	to	2.05	(6.61)	to	(6.48)
LGF
	2008	304,806	5.6083	to	5.7240	1,727,419	-	1.35	to	2.10	(45.48)	to	(45.06)
	2007	223,425	10.2859	to	10.4178	2,312,144	-	1.35	to	2.10	4.53	to	5.33
	2006 [11]
		80,896	9.8104	to	9.8937	797,765	-	1.35	to	2.10	(1.60)	to	(1.10)
SGC
	2008 [7]	215,255	7.0092	to	7.0676	1,517,022	2.11	1.30	to	2.30	(29.91)	to	(29.32)
S13
	2008 [7]	461,987	7.0070	to	7.0506	3,248,365	1.40	1.35	to	2.10	(29.93)	to	(29.49)
SDC
	2008 [7]	3,609,661	10.0968	to	10.2017	36,702,316	2.00	1.30	to	2.55	0.97	to	2.02
S15
	2008 [7]	5,738,613	10.1141	to	10.1769	58,238,982	1.67	1.35	to	2.10	1.14	to	1.77
7XX
	2008 [8]	3,745,513	10.0806	to	10.0958	37,790,183	-	1.35	to	2.10	0.81	to	0.96
8XX
	2008 [8]	3,096,720	10.2006	to	10.2150	31,612,159	-	1.35	to	2.05	2.01	to	2.15
6XX
	2008 [8]	3,332,280	9.8788	to	9.8977	32,962,278	-	1.35	to	2.30	(1.21)	to	(1.02)
IGB
	2008	2,115,205	9.0304	to	9.4941	19,711,311	5.41	1.30	to	2.35	(14.75)	to	(13.83)
	2007	2,196,971	10.5929	to	11.0236	23,839,225	4.94	1.30	to	2.35	1.07	to	2.16
	2006	821,108	10.4189	to	10.7963	8,748,658	5.05	1.30	to	2.30	2.73	to	3.78
	2005	340,324	10.2177	to	10.4083	3,511,097	4.45	1.30	to	2.30	(0.60)	to	0.41
	2004 [9]	67,201	10.2282	to	10.3705	694,126	4.32	1.25	to	2.30	2.28	to	3.71
SLC
	2008 [7]	41,059	7.2019	to	7.2710	297,731	1.73	1.35	to	2.50	(27.98)	to	(27.29)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31					For the year ended December 31
			Unit Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio[1]	lowest to highest[2]			lowest to highest[3]

S12
	2008 [7]	257,078	$ 7.2115	to	$ 7.2565	$ 1,860,629	1.47%	1.35%	to	2.10%	(27.88)%	to	(27.44)%
VSC
	2008	18,181,464	5.8697	to	6.0083	108,453,439	0.02	1.30	to	2.55	(39.72)	to	(38.95)
	2007 [6]	10,111,572	9.7546	to	9.8411	99,172,712	-	1.30	to	2.35	(2.45)	to	(1.59)
S14									to			to
	2008 [7]	1,225,378	8.4648	to	8.5386	10,424,727	6.30	1.30	to	2.35	(15.35)	to	(14.61)
4XX									to			to
	2008 [8]	1,540,689	10.5661	to	10.5820	16,292,247	0.26	1.35		2.10	5.66		5.82
SRE									to			to
	2008	14,063,340	8.0442	to	8.5432	117,968,404	1.95	1.30		2.55	(46.31)		(45.61)
	2007	10,404,402	14.9817	to	15.7163	161,037,838	1.28	1.30	to	2.55	(15.56)	to	(14.47)
	2006	5,480,387	17.7423	to	18.3844	99,533,635	1.38	1.30		2.55	35.12		36.85
	2005	3,596,058	13.1306	to	13.4410	47,926,006	1.38	1.30	to	2.55	6.58	to	7.95
	2004 [9]	1,693,151	12.3194	to	12.4577	20,994,795	-	1.25	to	2.55	23.19	to	24.58
SC3
	2008	536,020	10.4035	to	12.7026	6,378,152	2.15	1.35	to	2.55	(46.15)	to	(45.48)
	2007	608,427	19.3181	to	23.3818	13,338,079	1.33	1.35		2.55	(15.36)		(14.31)
	2006	769,769	22.8241	to	27.3850	19,831,254	1.58	1.35	to	2.55	35.43	to	37.09
	2005	967,700	16.8526	to	20.0460	18,256,525	1.61	1.35	to	2.55	6.88	to	8.19
	2004	1,046,871	15.7675	to	18.5935	18,344,566	1.68	1.25		2.55	29.91		31.52
CMM									to			to
	2008	4,996,815	9.9446	to	10.7798	52,722,915	1.26	1.30		2.30	(0.55)		0.62
	2007	161,444	10.5037	to	10.7137	1,712,816	4.50	1.35	to	2.05	2.46	to	3.19
	2006	119,244	10.1589	to	10.3821	1,230,135	4.30	1.35		2.05	2.21		2.93
	2005 [4]	48,728	10.0463	to	10.0862	490,142	2.24	1.35	to	1.85	0.46	to	0.86
S16
	2008 [7]	3,999,122	7.4152	to	7.4925	29,871,985	0.25	1.30	to	2.55	(25.85)	to	(25.08)
VKU
	2008 [7]	521,533	8.2827	to	8.3619	4,349,163	1.79	1.35	to	2.50	(17.17)	to	(16.38)
VKM
	2008 [7]	99,801	6.2488	to	6.2877	626,133	0.54	1.35	to	2.10	(37.51)	to	(37.12)
VKC
	2008 [7]	64,684	6.5138	to	6.5544	422,645	0.51	1.35	to	2.10	(34.86)	to	(34.46)
VLC
	2008	1,778,846	6.1599	to	6.2700	11,079,024	1.96	1.35	to	2.30	(37.29)	to	(36.67)
	2007 [6]	1,104,540	9.8387	to	9.9008	10,902,301	-	1.35		2.10	(1.61)		(0.99)
WTF									to			to
	2008	137,209	7.1403	to	7.3924	1,001,434	-	1.35	to	2.25	(50.22)	to	(49.75)
	2007	109,329	14.3426	to	14.7127	1,593,216	-	1.35	to	2.25	6.92	to	7.91
	2006	76,127	13.3415	to	13.6344	1,031,416	0.29	1.35	to	2.25	17.02	to	18.09
	2005	36,338	11.4820	to	11.5458	418,444	-	1.35	to	2.05	14.82	to	15.46
USC
	2008	5,569	7.1099	to	7.2205	39,860	-	1.65	to	2.05	(40.93)	to	(40.69)
	2007	5,229	12.0360	to	12.1732	63,311	-	1.65	to	2.05	3.22	to	3.64
	2006	2,650		11.7457		31,111	0.13		1.65			6.10
	2005	699		11.0707		7,735	-		1.65			10.71

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses,  such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by  the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

2 Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

3 Ratio represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.  Investment options with a date notation indicate the effective date of that investment option in the Variable Account.  The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

4 For the period April 25, 2005 (commencement of operations) through December 31, 2005.

5 For the period October 31, 2005 (commencement of operations) through December 31, 2005.

6 For the period March 5, 2007 (commencement of operations) through December 31, 2007.

7 For the period March 10, 2008 (commencement of operations) through December 31, 2008.

8 For the period October 6, 2008 (commencement of operations) through December 31, 2008.

9 For the period February 2, 2004 (commencement of operations) through December 31, 2004.

10 Commencement of operations was December 17, 2007; first activity in 2008.

11 For the period May 1, 2006 (commencement of operations) through December 31, 2006.

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code which allows the contract owner to avoid current taxation of both current and built-up earnings of the contract.  The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

10. SUBSEQUENT EVENTS

In February 2009, the following Sub-Account substitutions were made:

Sub-Account at December 31, 2008:	Substituted by:
Lord Abbett Growth & Income Portfolio Sub-Account	SC Lord Abbett Growth & Income Fund Sub-Account
PIMCO VIT Low Duration Portfolio Sub-Account	SC Goldman Sachs Short Duration Sub-Account
PIMCO VIT Total Return Portfolio Sub-Account	SC PIMCO Total Return Sub-Account

PART C
OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

	A.	Condensed Financial Information - Accumulation Unit Values (Part A)

	B.	Financial Statements of the Depositor (Part B)

Audited:

		1.	Consolidated Statements of Income, Years Ended December 31, 2008, 2007 and 2006;
		2.	Consolidated Balance Sheets, December 31, 2008 and 2007;
		3.	Consolidated Statements of Comprehensive Income, Years Ended December 31, 2008, 2007 and 2006;
		4.	Consolidated Statements of Stockholder's Equity, Years Ended December 31, 2008, 2007 and 2006;
		5.	Consolidated Statements of Cash Flows, Years Ended December 31, 2008, 2007 and 2006;
		6.	Notes to Consolidated Financial Statements; and
		7.	Report of Independent Registered Public Accounting Firm.

	C.	Financial Statements of the Registrant (Part B)

		1.	Statement of Assets and Liabilities, December 31, 2008;
		2.	Statement of Operations, Year Ended December 31, 2008;
		3.	Statements of Changes in Net Assets, Years Ended December 31, 2008 and December 31, 2007;
		4.	Notes to Financial Statements; and
		5.	Report of Independent Registered Public Accounting Firm.

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)
Resolution of Board of Directors of the Depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on October 14, 1997);

(2)	Not Applicable;

(3)(a)
Marketing Services Agreement between Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Distributors, Inc. and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(i)
Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 27, 2009);

(3)(b)(ii)
Amendment to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 27, 2009);

(3)(c)(i)
Specimen Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(ii)
Specimen Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(iii)
Specimen Registered Representatives Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(4)(a)
Specimen Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83362, filed on February 25, 2002);

(4)(b)
Specimen Certificate to be issued in connection with Contract filed as Exhibit 4(a) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83362, filed on February 25, 2002);

(4)(c)
Specimen Flexible Payment Combination Fixed/Variable Individual Annuity Contract(Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83362, filed on February 25, 2002);

(4)(d)	Specimen Secured Returns 2 Rider to Certificate filed as Exhibit (4)(b) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-115525, filed on May 14, 2004);

(4)(e)
Specimen Secured Returns 2 Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-115525, filed on May 14, 2004);

(4)(f)
Specimen Secured Returns for Life Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 2, 2005);

(4)(g)
Specimen Secured Returns for Life Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 3, 2006);

(4)(h)
Specimen Income ON Demand Benefit Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-83516, filed on September 22, 2006);

(4)(i)
Specimen Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-83516, filed on September 22, 2006);

(4)(j)
Specimen Retirement Income Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(4)(k)
Specimen Retirement Income Escalator II Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008);

(4)(l)
Specimen Income ON Demand II Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008);

(4)(m)
Specimen Income ON Demand II Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008);

(4)(n)
Specimen Income ON Demand II Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008);

(4)(o)
Specimen Income ON Demand III Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4, File No. 333-83362, filed on June 10, 2009);

(4)(p)
Specimen Sun Income Riser Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4, File No. 333-83362, filed on June 10, 2009);

(5)(a)
Specimen Application to be used with Contract filed as Exhibit 4(a) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333- 74884, filed on February 14, 2002);

(5)(b)
Specimen Application to be used with Certificate filed as Exhibit 4(b) and Contract filed as Exhibit 4(c) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed on February 14, 2002);

(6)(a)	Certificate of Incorporation of the Depositor (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004);

(6)(b)	By-Laws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004);

(7)	Not Applicable;

(8)(a)
Participation Agreement by and between The Alger American Fund, the Depositor, and Fred Alger and Company, Incorporated (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed on April 26, 1999);

(8)(b)
Participation Agreement dated February 17, 1998 by and between Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co. and the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed on April 26, 1999);

(8)(c)
Amended and Restated Participation Agreement by and among MFS/Sun Life Services Trust, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-107983, filed on May 28, 2004);

(8)(d)
Participation Agreement dated February 17, 1998 by and among the Depositor, AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-82957, filed on February 3, 2000);

(8)(e)
Amended and Restated Participation Agreement dated December 18, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(f)
Participation Agreement dated April 30, 2001 by and among Rydex Variable Trust, Rydex Distributors, Inc., and Sun Life Assurance Company of Canada (U.S.). (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed on July 27, 2001);

(8)(g)
Amended and Restated Participation Agreement dated September 1, 2004 by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Funds, and Fidelity Distributors Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(h)
Participation Agreement dated May 1, 2001 by and among Sun Life Assurance Company of Canada (U.S.), the Depositor, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed on July 27, 2001);

(8)(i)
Participation Agreement dated February 17, 1998 by and among Sun Life Assurance Company of Canada (U.S.), Lord Abbett Series Fund, Inc. and Lord, Abbett & Co. (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(j)
Participation Agreement Among Liberty Variable Investment Trust, Liberty Funds Distributor, Inc., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-114126, filed on April 1, 2004);

(8)(k)
Participation Agreement Among SteinRoe Variable Investment Trust, Liberty Funds Distributor, Inc., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-114126, filed on April 1, 2004);

(8)(l)
Participation Agreement Among Wanger Advisors Funds, Wanger Asset Management LP and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-114126, filed on April 1, 2004);

(8)(m)
Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed on December 31, 2002);

(8)(n)
Participation Agreement Among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(o)
Participation Agreement Among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(p)
Participation Agreement dated February 15, 2005 among Nations Separate Account Trust, BACAP Distributors, LLC, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(q)
Participation Agreement by and among Wanger Advisors Trust, Columbia Funds Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(r)
Participation Agreement by and among Liberty Variable Investment Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(s)
Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(8)(t)
Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (US), Van Kampen Life Investments Trust, Van Kampen Funds Inc., and Van Kampen Asset Management. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6 of Sun Life of Canada (US) Variable Account I, File No. 333-100831, filed on April 29, 2005);

(8)(u)
Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 of Sun Life of Canada (US) Variable Account G, File No. 333-111688, filed on April 27, 2007);

(8)(v)
Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), The Huntington Funds, Edgewood Services, Inc., and Huntington Asset Advisors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(8)(w)
Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed with the Securities and Exchange Commission on December 30, 2005.)

(9)
Opinion of Counsel as to the legality of the securities being registered and Consent to its use (Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4, File No. 333-83362, filed on April 27, 2009);

(10)(a)	Consent of Independent Registered Public Accounting Firm;*

(11)	Financial Statement Schedules I and VI (Incorporated herein by reference to the Depositor's Form 10-K Annual Report for the fiscal year ended December 31, 2008, filed on March 30, 2009);

(12)	Not Applicable;

(13)
Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 33-41628, filed on April 29, 1998);

(14)	Not Applicable;

(15)(a)	Powers of Attorney (Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4, File No. 333-83362, filed on February 27, 2009);

(15)(b)
Resolution of the Board of Directors of the depositor dated March 26, 2008, authorizing the use of powers of attorney for Officer signatures (Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 27, 2009);

(16)	Organizational Chart (Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 27, 2009).

* Filed herewith

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Jon A. Boscia Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Chairman
Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Counsel and Director
Stephen L. Deschenes Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Annuities and Director
Ronald H. Friesen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Financial Officer and Treasurer and Director
Terrence J. Mullen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director
Westley V. Thompson Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	President, SLF U.S., and Director
Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary
Priscilla S. Brown Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Head of U.S. Marketing
Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Actuary
Maura E. Slattery Machold Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Human Resources
Janet Whitehouse Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Individual Life Insurance
John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant.  The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial.

The organization chart of Sun Life Financial is incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-4, File No. 333-83516, filed February 27, 2009.

None of the companies listed in such Exhibit 16 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

Item 27. NUMBER OF CONTRACT OWNERS

As of June 30, 2009 there were 7,458 qualified and 6,072 non-qualified contract owners.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.) provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, G, I, and K, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, D, J, and N and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, and Total Return Variable Account.

(b)	Name and Principal	Position and Offices
	Business Address*	with Underwriter

	Terrance J. Mullen	President and Director
	Scott M. Davis	Director
	Ronald H. Friesen	Director
	Michael S. Bloom	Secretary
	Ann B. Teixeira	Assistant Vice President, Compliance
	Kathleen T. Baron	Chief Compliance Officer
	William T. Evers	Assistant Vice President and Senior Counsel
	Jane F. Jette	Financial/Operations Principal and Treasurer
	Alyssa Gair	Assistant Secretary
	Michelle D'Albero	Counsel
	Matthew S. MacMillen	Tax Officer

*The principal business address of all directors and officers of the principal underwriter is, One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Assurance Company of Canada (U.S.) at its offices at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 or at the offices of Clarendon Insurance Agency, Inc., at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)
To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)
To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)
Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 12th day of August, 2009.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: /s/ Westley V. Thompson
Westley V. Thompson
President, SLF U.S.

Attest:	/s/ Sandra M. DaDalt
Sandra M. DaDalt
Assistant Vice President and Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Westley V. Thompson	President, SLF U.S. and Director	August 12, 2009
Westley V. Thompson	(Principal Executive Officer)

/s/ Ronald H. Friesen	Senior Vice President and Chief Financial Officer	August 12, 2009
Ronald H. Friesen	and Treasurer and Director
(Principal Financial Officer)

/s/ Douglas C. Miller	Vice President and Controller	August 12, 2009
Douglas C. Miller	(Principal Accounting Officer)

*By: /s/ Elizabeth B. Love	Attorney-in-Fact for:	August 12, 2009
Elizabeth B. Love	Jon A. Boscia, Director
Scott M. Davis, Director
Terrence J. Mullen, Director

*Elizabeth B. Love has signed this document on the indicated date on behalf of the above Directors for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-4, File No. 333-83516, filed on or about February 27, 2009. Powers of attorney are incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4, File No. 333-83362, filed on February 27, 2009.

EXHIBIT INDEX

(10)(a)	Consent of Independent Registered Public Accounting Firm